UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08239

ProFunds
(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000 Bethesda, MD	20814
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: (240) 497-6400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

Annual Report

DECEMBER 31, 2020

Government Money Market ProFund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.profunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 888-PRO-FNDS (888-776-3637) or by sending an e-mail request to info@profunds.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 888-PRO-FNDS (888-776-3637) or send an email request to info@profunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Table of Contents

1	Message from the Chairman
3	Fund Performance, Allocation of Portfolio Holdings and Expense Examples
7	Financial Statements and Financial Highlights
11	Notes to Financial Statements
16	Report of Independent Registered Public Accounting Firm
17	Board Approval of Investment Advisory Agreement
18	Trustees and Officers
19	Government Cash Management Portfolio

Receive investor materials electronically:

Shareholders may sign up for electronic delivery of investor materials. By doing so, you will receive the information faster and help us reduce the impact on the environment of providing these materials. To enroll in electronic delivery,

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Message from the Chairman

Dear Shareholder:

As we continue to navigate these unprecedented times, we appreciate the opportunity to reaffirm our commitment to our customers, partners and associates. ProFunds continues to focus on ensuring the safety of our associates and managing our funds effectively. I am pleased to be able to provide you with the following annual report to shareholders of the Government Money Market ProFund for the 12 months ended December 31, 2020.

The Government Money Market ProFund is a "master feeder" arrangement whereby it invests substantially all of its assets in the Government Cash Management Portfolio, a separately registered investment company managed by DWS Investment Management Americas, Inc.

The federal funds effective rate moved in a range of 1.6% to 0.9%, which reflects the actual interest rate banks charge each other for overnight loans to meet reserve requirements, with the average being 0.35% during the period.

U.S. Economy Contracts and Recovers

During the first half of the reporting period, COVID-19 (the coronavirus) had a considerably negative impact on the economy. U.S. real GDP contracted 5% annualized during the first quarter of 2020, down from a 5% rise a quarter earlier. It then fell 31.7% annualized during the second quarter, as the pandemic continued to take its devastating toll. Investors transferred substantial assets into U.S. money market funds during this first half of the reporting period.

Concerns about diminishing economic activity during the first quarter led the Federal Reserve (the Fed) to take action.

To support the U.S. economy and markets, the Fed cut its fed funds target rate to 0.00% – 0.25% in March. Lawmakers and the central bank also proceeded to introduce stimulus programs that offered trillions of dollars to support the economy.

The second half of the period was marked by a significant recovery, with third-quarter real GDP growth revised upward to 33.1% (annualized) and employment improving. In December, the U.S. Congress also passed a $900 billion stimulus package with aid for individuals and small businesses that have been negatively impacted by the pandemic.

Government Money Market ProFund

The fund is designed to maintain a stable net asset value of $1.00 per share for its investors. The Government Money Market ProFund seeks a high level of current income consistent with liquidity and the preservation of capital. The fund continued to achieve these objectives during the period.

We thank you for the opportunity to provide you an update on the Government Money Market ProFund and appreciate the opportunity to continue serving your investing needs.

Sincerely,

Michael L. Sapir
Chairman of the Board of Trustees

1

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Fund Performance, Allocation of Portfolio Holdings and Expense Examples

4 :: Government Money Market ProFund :: Fund Performance

The Government Money Market ProFund seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital. The seven-day yield, as of December 31, 2020, was 0.02% for the Investor Class and 0.02% for the Service Class.

The assets of the Fund are part of a $26.1 billion portfolio managed by DWS Investment Management Americas, Inc. Its managers seek to maintain a stable net asset value of $1.00, however there is no assurance that they will be able to do so.

An investment in this Fund is neither guaranteed nor insured by the Federal Deposit Insurance Corporation or any other government agency. Although the ProFund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Past performance is not predictive of future results. The performance data quoted represents past performance and current returns may be lower or higher. Yield will vary and principal value may fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month end, please visit ProFunds.com.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Allocation of Portfolio Holdings and Expense Examples :: Government Money Market ProFund :: 5

Investment Objective: The Government Money Market ProFund seeks a high level of current income consistent with liquidity and preservation of capital.

An investment in this ProFund is neither guaranteed nor insured by the Federal Deposit Insurance Corporation or any other government agency. Although the ProFund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the ProFund.

Allocation of Portfolio Holdings

Government Money Market ProFund Market Exposure

Investment Type	% of Net Assets
Investment in Government Cash Management Portfolio(a)	95%
Total Exposure	95%

(a)	The Government Cash Management Portfolio holdings are included in the accompanying financial statements of the Portfolio.

Government Cash Management Portfolio
Asset Allocation(a)

Investment Type	% of Net Assets
Government & Agency Obligations
U.S. Government Sponsored Agencies	28%
U.S. Treasury Obligations	51%
Repurchase Agreements	20%

Expense Examples

As a ProFund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other ProFund expenses (including expenses allocated from the Government Cash Management Portfolio). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the ProFund and to compare these costs with the ongoing cost of investing in other mutual funds. Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher. Therefore, these examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held throughout the period ended December 31, 2020.

The columns below under the heading entitled "Actual" provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held throughout the period ended December 31, 2020.

The columns below under the heading entitled "Hypothetical" provide information about hypothetical account values and hypothetical expenses based on the ProFund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the ProFund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the ProFund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

			Actual		Hypothetical (5% return before expense)
	Annualized Expense Ratio During Period	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period*	Ending Account Value 12/31/20	Expenses Paid During Period*
Government Money Market ProFund – Investor Class	0.11%	$1,000.00	$1,000.10	$0.55	$1,024.58	$0.56
Government Money Market ProFund – Service Class	0.11%	1,000.00	1,000.10	0.55	1,024.58	0.56

*	Expenses are equal to the average account value over the period multiplied by the ProFund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

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Financial Statements and Financial Highlights

8 :: Government Money Market ProFund :: Financial Statements

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Investment in Government Cash Management Portfolio, at value	$221,677,909
Receivable for capital shares issued	28,812,241
Receivable from Advisor under a yield support agreement	17,003
Prepaid expenses	29,222
TOTAL ASSETS	250,536,375
LIABILITIES:
Distributions payable	223
Payable for capital shares redeemed	16,390,950
Administration fees payable	5,180
Transfer agency fees payable	23,912
Fund accounting fees payable	10,000
Compliance services fees payable	1,267
Service fees payable	961
Other accrued expenses	52,576
TOTAL LIABILITIES	16,485,069
NET ASSETS	$234,051,306
NET ASSETS CONSIST OF:
Capital	$234,056,170
Total distributable earnings (loss)	(4,864)
NET ASSETS	$234,051,306
INVESTOR CLASS:
Net Assets	$224,414,292
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	224,417,343
Net Asset Value (offering and redemption price per share)	$1.00
SERVICE CLASS:
Net Assets	$9,637,014
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	9,637,151
Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Interest	$1,273,440	(a)
Expenses	(187,297	)(a)(b)
TOTAL INVESTMENT INCOME	1,086,143
EXPENSES:
Management services fees	930,172
Administration fees	83,014
Distribution and services fees-Service Class	46,761
Transfer agency fees	335,748
Administrative services fees	295,894
Registration and filing fees	56,569
Fund accounting fees	10,000
Trustee fees	5,415
Compliance services fees	2,781
Service fees	15,990
Other fees	150,909
Recoupment of prior expenses reimbursed by the Advisor	108,449
Total Gross Expenses before reductions	2,041,702
Less Expenses reduced by the Advisor	(1,307,912)
TOTAL NET EXPENSES	733,790
NET INVESTMENT INCOME	352,353
REALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	2,327	(a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$354,680

(a)	Allocated from Government Cash Management Portfolio.
(b)	For the year ended December 31, 2020, the Advisor to the Government Cash Management Portfolio waived fees, of which $170,805 was allocated to the Government Money Market ProFund on a pro-rated basis.

See accompanying notes to the financial statements.

Financial Statements :: Government Money Market ProFund :: 9

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income	$352,353	$4,332,838
Net realized gains (losses) on investments	2,327	(3,256)
Change in net assets resulting from operations	354,680	4,329,582
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions
Investor Class	(350,025)	(4,298,300)
Service Class	(2,320)	(36,511)
Change in net assets resulting from distributions	(352,345)	(4,334,811)
CAPITAL TRANSACTIONS:
Proceeds from shares issued
Investor Class	4,492,277,770	4,917,216,483
Service Class	94,151,558	69,465,496
Distributions reinvested
Investor Class	336,839	4,191,800
Service Class	2,320	36,500
Value of shares redeemed
Investor Class	(4,545,935,226)	(5,103,875,422)
Service Class	(92,953,045)	(75,587,916)
Change in net assets resulting from capital transactions	(52,119,784)	(188,553,059)
Change in net assets	(52,117,449)	(188,558,288)
NET ASSETS:
Beginning of period	286,168,755	474,727,043
End of period	$234,051,306	$286,168,755
SHARE TRANSACTIONS:
Issued
Investor Class	4,492,275,851	4,917,216,440
Service Class	94,151,558	69,465,496
Reinvested
Investor Class	336,839	4,191,800
Service Class	2,320	36,500
Redeemed
Investor Class	(4,545,935,226)	(5,103,875,422)
Service Class	(92,953,045)	(75,587,916)
Change in shares	(52,121,703)	(188,553,102)

See accompanying notes to the financial statements.

10 :: Government Money Market ProFund :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities						Distributions to Shareholders From								Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income(a)(b)		Net Realized Gains (Losses) on Investments(b)		Total from Investment Activities		Net Investment Income		Net Realized Gains on Investments		Total Distributions		Net Asset Value, End of Period	Total Return	Gross Expenses(b)(c)	Net Expenses(b)		Net Investment Income(b)	Net Assets, End of Period (000's)
Government Money Market ProFund
Investor Class
Year Ended December 31, 2020	$1.000	0.001		—	(d)	0.001		(0.001)		—		(0.001)		$1.000	0.14%	0.84%	0.34	%(e)	0.14%	$224,414
Year Ended December 31, 2019	$1.000	0.013		—	(d)	0.013		(0.013)		—		(0.013)		$1.000	1.25%	0.98%	0.98%		1.26%	$277,733
Year Ended December 31, 2018	$1.000	0.009		—	(d)	0.009		(0.009)		—	(d)	(0.009)		$1.000	0.86%	1.01%	1.01%		0.87%	$460,210
Year Ended December 31, 2017	$1.000	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	$1.000	0.02%	0.96%	0.90%		0.02%	$386,955
Year Ended December 31, 2016	$1.000	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	$1.000	0.02%	0.84%	0.41	%(e)	0.02%	$304,901
Service Class
Year Ended December 31, 2020	$1.000	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	$1.000	0.02%	1.24%	0.41	%(e)	0.02%	$9,637
Year Ended December 31, 2019	$1.000	0.003		—	(d)	0.003		(0.003)		—		(0.003)		$1.000	0.31%	1.98%	1.98%		0.32%	$8,436
Year Ended December 31, 2018	$1.000	0.002		—	(d)	0.002		(0.002)		—	(d)	(0.002)		$1.000	0.20%	1.64%	1.64%		0.20%	$14,517
Year Ended December 31, 2017	$1.000	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	$1.000	0.02%	0.96%	0.90%		0.02%	$13,037
Year Ended December 31, 2016	$1.000	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)	$1.000	0.02%	0.84%	0.41	%(e)	0.02%	$22,011

(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Per share amounts and percentages include the applicable allocation from the Government Cash Management Portfolio.
(c)	For the periods ended December 31, 2020, December 31, 2019, December 31, 2018, December 31, 2017, and December 31, 2016, the Advisor to the Government Cash Management Portfolio waived fees which were allocated to the Government Money Market ProFund on a pro-rata basis. If included, the corresponding impact to the gross expense ratio would be an increase of 0.06%, 0.07%, 0.04%, 0.03%, and 0.05%, respectively.
(d)	Amount is less than $0.0005.
(e)	The expense ratio for the period reflects the deduction of certain expenses to maintain a certain minimum net yield.

See accompanying notes to the financial statements.

Notes to Financial Statements

12 :: Government Money Market ProFund :: Notes to Financial Statements :: December 31, 2020

1. Organization

ProFunds (the "Trust") consists of 112 separate investment portfolios and is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act") and thus follows accounting and reporting guidance for investment companies. The Trust is organized as a Delaware statutory trust and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. The accompanying financial statements relate to the Government Money Market ProFund, (the "ProFund"). The ProFund has two classes of shares: the Investor Class and Service Class. The ProFund is a feeder fund in a master-feeder fund structure and seeks to achieve its objective by investing all of its investable assets in the Government Cash Management Portfolio (the "Portfolio"), an open-end management investment company that is advised by DWS Investment Management Americas, Inc. ("DIMA") and has the same investment objective as the ProFund. As of December 31, 2020, the percentage of the Portfolio's interests owned by the ProFund was 0.8%. The financial statements of the Portfolio, including its schedule of portfolio investments, are included in this report and should be read in conjunction with the ProFund's financial statements.

Each class of shares has identical rights and privileges except with respect to fees paid under the Distribution and Shareholder Services Plan and voting rights on matters affecting a single class of shares.

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and ProFund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the ProFund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the ProFund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Investment Valuation

The ProFund records its investments in the Portfolio at fair value, which represents its proportionate ownership of the value of the Portfolio's net assets. The valuation techniques used to determine fair value are further described in Note 3. The Portfolio's Notes to Financial Statements included elsewhere in this report provide information about the Portfolio's valuation policy and its period-end security valuations.

Investment Transactions and Related Income

The ProFund records daily its proportionate share of the Portfolio's income, expenses, and realized gains and losses. In addition, the ProFund accrues its own expenses.

Allocations

Expenses directly attributable to the ProFund are charged to the ProFund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliate, are allocated among the respective funds in the Trust and/or affiliate based upon relative net assets or another reasonable basis.

The investment income, expenses (other than class specific expenses charged to a class), and realized gains and losses on investments of the ProFund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized gains and losses are incurred.

Distributions to Shareholders

The ProFund declares distributions from net investment income daily and pays the dividends on a monthly basis. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, distribution reclassification), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes

The ProFund intends to continue to qualify each year as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFund intends to make timely distributions in order to avoid tax liability. Accordingly, no provision for federal income taxes is required in the financial statements. The ProFund has a calendar tax year end.

Management of the ProFund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken and the ProFund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

3. Investment Valuation Summary

The valuation techniques employed by the ProFund, described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs

December 31, 2020 :: Notes to Financial Statements :: Government Money Market ProFund :: 13

used for valuing the ProFund's investments are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the ProFund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

As of December 31, 2020, the ProFund's $221,677,909 investment in the Portfolio, which is a registered investment company, is based on Level 2 inputs due to the ProFund's master-feeder structure. There were no Level 1 or Level 3 investments held by the ProFund during the year ended December 31, 2020.

4. Fees and Transactions with Affiliates and Other Parties

ProFund Advisors LLC (the "Advisor") serves as the investment advisor of the ProFund for an annual fee equal to 0.35% of the average daily net assets of the ProFund, although no fee is payable under the agreement unless the master-feeder relationship with the Portfolio is terminated and the Advisor directly invests the assets of the ProFund. DIMA is the investment advisor to the Portfolio in which the ProFund invests its assets.

Citi Fund Services Ohio, Inc. ("Citi") acts as the Trust's administrator (the "Administrator"). For its services as Administrator, the Trust pays Citi an annual fee based on the Trust's and Access One Trust's (an affiliated trust) aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.05%, and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust's compliance program.

FIS Investor Services LLC ("FIS") acts as the Trust's transfer agent. For these services, the Trust pays FIS a base fee, account and service charges, and reimbursement of certain expenses.

ProFunds Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of the Advisor, serves as the Trust's distributor. Under a Distribution and Shareholder Services Plan, adopted by the Trust's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, the ProFund may pay financial intermediaries such as broker-dealers, investment advisors and the Distributor up to 1.00%, on an annualized basis, of the average daily net assets attributable to Service Class shares as compensation for service and distribution-related activities and/or shareholder services with respect to Service Class shares.

The Distribution and Service Fees were suspended effective January 1, 2020 throughout the remainder of the year ended December 31, 2020. If the ProFund had paid an amount equal to 1.00% of the average daily net assets attributable to Service Class shares for the entire period, the Distribution and Service Fees would have been $115,734 for the year ended December 31, 2020. All or a portion of the Distribution and Services Fees may be reinstated at any time.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFund. For these services, the ProFund pays the Advisor a fee at the annual rate of 0.35% of its average daily net assets for providing feeder fund management and administrative services to the ProFund.

The Advisor, pursuant to a separate Services Agreement, performs certain services related to the operation and maintenance of a shareholder trading platform. For these services, the Trust pays the Advisor a monthly base fee as reflected on the Statement of Operations as "Service fees".

The ProFund pays fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected on the Statement of Operations as "Administrative services fees".

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust's Chief Compliance Officer, such Officers and Trustee receive no compensation from the ProFund for serving in their respective roles. The Trust, together with affiliated Trusts, pays each Independent Trustee compensation for his services at the annual rate of $185,000. Independent Trustees also receive $10,000 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $3,000 for attending each telephonic meeting. During the year ended December 31, 2020, actual Trustee compensation was $684,000 in aggregate from the Trust and affiliated trusts. There are certain employees of the Advisor, such as the Trust's Chief Compliance Officer and staff who administer the Trust's compliance program, in which the ProFund reimburses the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as "Compliance services fees".

The Advisor has contractually agreed to waive management services fees, and if necessary, reimburse certain other expenses of the ProFund for the periods below in order to limit the annual operating expenses (exclusive of brokerage costs, interest, taxes, litigation, indemnification, and extraordinary expenses) as follows:

	For the Period May 1, 2020 through April 30, 2021		For the Period May 1, 2019 through April 30, 2020
	Investor Class	Service Class	Investor Class	Service Class
Government Money Market ProFund	0.98%	1.98%	0.98%	1.98%

The Advisor has also contractually agreed to waive management services fees, and if necessary, reimburse certain other expenses of the ProFund through April 30, 2021 to the extent necessary to maintain a certain minimum net yield as determined by the Advisor. The Advisor has contractually undertaken to waive its fees and/or reimburse certain expenses to maintain the minimum yield floor limit at 0.02% through April 30, 2021.

14 :: Government Money Market ProFund :: Notes to Financial Statements :: December 31, 2020

The Advisor may recoup the management services fees contractually waived or limited and other expenses reimbursed by it within three years from the expense limit period and minimum yield limit period in which they were taken. Such recoupment shall be made monthly, but only to the extent that such recoupment would not cause the net yield of each Class of the ProFund to fall below the highest previously determined minimum yield and such recoupment would not cause annualized operating expenses to exceed the expense limit in effect at the time of the waiver, and the expense limit in effect at the time of the recoupment. Any amounts recouped by the Advisor during the period are reflected on the Statement of Operations as "Recoupment of prior expenses reduced by the Advisor". As of December 31, 2020, the recoupments that may potentially be made by the ProFund are as follows:

	Expires 4/30/23	Expires 4/30/24	Total
Government Money Market ProFund	$204,782	$1,109,324	$1,314,106

5. Investment Risks

The Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Fund. The risks are presented in an order intended to facilitate readability, and their order does not imply that the realization of one risk is likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus (COVID-19)), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such as natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objective which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund's investment advisor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on the Fund's performance, resulting in losses to your investment.

Risk that Current Assumptions and Expectations Could Become Outdated As a Result of Global Economic Shocks

The onset of the novel coronavirus (COVID-19) has caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the spread of COVID-19. These actions have had, and likely will continue to have, a severe economic impact on global economies as economic activity in some instances has essentially ceased. Financial markets across the globe are experiencing severe distress at least equal to what was experienced during the global financial crisis in 2008. In March 2020, U.S. equity markets entered a bear market in the fastest such move in the history of U.S. financial markets. Contemporaneous with the onset of the COVID-19 pandemic in the US, oil experienced shocks to supply and demand, impacting the price and volatility of oil. The global economic shocks being experienced as of the date hereof may cause the underlying assumptions and expectations of the Fund to become outdated quickly or inaccurate, resulting in significant losses.

6. Federal Income Tax Information

The tax character of dividends paid to shareholders during the applicable tax years ended, as noted below, were as follows:

	Ordinary Income	Total Distributions Paid
December 31, 2020
Government Money Market ProFund	$352,353	$352,353
December 31, 2019
Government Money Market ProFund	$4,333,453	$4,333,453

December 31, 2020 :: Notes to Financial Statements :: Government Money Market ProFund :: 15

As of the most recent tax year ended December 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Total Unrealized Appreciation (Depreciation)	Accumulated Earnings (Deficit)
Government Money Market ProFund	$—	$—	$(1,350)	$(3,514)	$—	$(4,864)

As of the tax year ended December 31, 2020, the ProFund had net capital loss carryforwards ("CLCFs") as summarized in the table below:

No Expiration Date
Government Money Market ProFund	$3,514

Unused limitations accumulate and increase limited CLCFs available for use in offsetting net capital gains. The Board does not intend to authorize a distribution of any realized gain for the ProFund until any applicable CLCF has been offset or utilized.

7. Subsequent Events

The ProFund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that have a material impact on the ProFund's financial statements.

16 :: Government Money Market ProFund :: Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProFunds and Shareholders of Government Money Market ProFund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Government Money Market ProFund (one of the funds constituting ProFunds, referred to hereafter as the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the Accounting Agent for the Master Fund. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Baltimore, Maryland
February 26, 2021

We have served as the auditor of one or more investment companies in ProFunds, Access One Trust and ProShares Trust group since 1997.

December 31, 2020 :: Board Approval of Investment Advisory Agreement :: Government Money Market ProFund ::  17

At a meeting held on September 14-15, 2020, the Board of Trustees (the "Board") of ProFunds (the "Trust") considered the renewal of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and ProFund Advisors LLC (the "Advisor") on behalf of the Government Money Market ProFund (the "Fund").

The Board did not identify any particular information that was most relevant to its consideration to approve the continuation of the Advisory Agreement and each Trustee may have afforded different weight to the various factors. The Board received a memorandum from independent legal counsel to the Independent Trustees regarding the Board's fiduciary responsibilities under state and federal law with respect to the Board's considerations of the renewal or approval of investment advisory agreements. The Independent Trustees were advised by their independent legal counsel throughout the process, including about the legal standards applicable to their review.

The Board noted that the Fund is a feeder fund that invests all its shares in a master fund that is advised by a third party investment adviser. The Trustees noted that the contractual amount of the fee is 0.35% of the Fund's average annual daily net assets, but that the Advisor does not collect this fee for so long as the Fund is a feeder fund that invests in shares of a master fund. The Board also noted that the Fund pays the Advisor a Management Services fee of 0.35% of the Fund's average annual daily net assets, all of which the Advisor has waived. The Board noted that the Advisor has contractually agreed to reduce Fund expenses to retain a certain minimum floor yield limit as well as to reimburse advisory and management services fees that exceed 0.98% for Investor Class and 1.98% for Service Class through April 30, 2021. In response to a request from the Independent Trustees, the Advisor provided information for the Board to consider relating to the continuation of the Advisory Agreement in light of the structure of the Fund.

The Board considered that the Advisor has the requisite portfolio management skills to manage the Fund if necessary, and considered the reasonableness of the fee should the Advisor begin to provide services under the Advisory Agreement. In assessing the reasonableness of the fee, the Board considered the nature of the services described in the Advisory Agreement, and fees charged by comparable money market funds.

In its deliberations, the Board also considered the Advisor's non-advisory services, including those performed under a separate Management Services Agreement. The Board considered any indirect, or "fall-out," benefits that the Advisor or its affiliates derived from their relationship to the Fund but concluded that such benefits were relatively insignificant. The Board considered that ProFund Distributors, Inc. ("PDI"), a wholly-owned subsidiary of the Advisor, earns fees from the Fund for providing services under a Distribution and Shareholder Services Plan.

In addition to the information provided and discussions that occurred at the meeting, the Board regularly considers matters bearing on the Fund and its investment advisory, administration and distribution arrangements including the Fund's investment results and performance data, at their regular meetings throughout the year. The Board's conclusions may take into account their consideration for the relevant arrangements during the course of the year and in prior years.

Based on, but not limited to, the above considerations and determinations, the Board, including all of the Independent Trustees, determined that the Advisory Agreement for the Fund is fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Advisor's expenses, the feeder fund structure of the Fund, and such other matters as the Board considered relevant in the exercise of its business judgement. Accordingly, the Board concluded that the continuation of the Advisory Agreement and the continued investment by the Fund into the master portfolio was in the best interests of the shareholders of the Fund. On this basis, the Board unanimously voted in favor of the renewal of the Advisory Agreement.

18 :: Government Money Market ProFund :: Trustees and Executive Officers (unaudited)

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees

William D. Fertig c/o ProFunds Trust 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProFunds (112); Access One Trust (3); ProShares (115)	Context Capital

Russell S. Reynolds, III c/o ProFunds Trust 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	RSR Partners, Inc. and predecessor company (Executive Recruitment and Corporate Governance Consulting): Managing Director (February 1993 to present).	ProFunds (112); Access One Trust (3); ProShares (115)	RSR Partners, Inc.

Michael C. Wachs c/o ProFunds Trust 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present).	ProFunds (112); Access One Trust (3); ProShares (115)	NAIOP (the Commercial Real Estate Development Association)

Interested Trustee

Michael L. Sapir** 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the ProFund Advisors (April 1997 to present); ProShare Advisors (November 2005 to present); and ProShare Capital Management LLC (August 2008 to present).	ProFunds (112); Access One Trust (3); ProShares (115)

*	The "Fund Complex" consists of all operational registered investment companies under the 1940 Act that are advised by ProFund Advisors and any registered investment companies that have an investment adviser that is an affiliated person of ProFund Advisors. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this report are excluded from these figures.

**	Mr. Sapir is an "interested person," as defined by the 1940 Act, because of his ownership interest in ProFund Advisors.

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Executive Officers

Todd B. Johnson 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor and ProShare Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).

Victor M. Frye, Esq. 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors (December 2004 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present); Chief Compliance Officer of ProFunds Distributors, Inc. (July 2015 to present).

Richard F. Morris 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present	General Counsel of ProShare Advisors, ProFund Advisors LLC and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015).

Christopher E. Sabato 4400 Easton Commons, Suite 200 Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present)

The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 888-776-3637.

Government Cash Management Portfolio

20 :: Government Cash Management Portfolio :: Investment Portfolio :: December 31, 2020

Investment Portfolio

Government & Agency Obligations 79.2%

U.S. Government Sponsored Agencies 28.1%

	Principal Amount	Value
Federal Farm Credit Bank:
1-month LIBOR minus 0.055%, 0.093%*, 2/3/2021	$170,000,000	$169,998,512
SOFR plus 0.040%,0.13%*, 2/9/2021	52,000,000	52,000,000
1-month LIBOR plus 0.005%, 0.159%*, 1/12/2021	100,000,000	99,999,781
SOFR plus 0.070%, 0.16%*, 8/11/2022	152,975,000	152,987,474
SOFR plus 0.075%, 0.165%*, 7/9/2021	68,000,000	68,000,000
SOFR plus 0.080%, 0.17%*, 3/10/2022	70,000,000	70,000,000
SOFR plus 0.100%, 0.19%*, 5/7/2021	25,000,000	25,000,000
0.35%, 5/7/2021	70,000,000	69,986,804
Federal Home Loan Bank:
Tennessee Valley Authority, 0.041%, 1/6/2021	50,000,000	49,999,722
3-month LIBOR minus 0.155%, 0.061%*, 1/29/2021	156,500,000	156,500,000
0.086%**, 2/22/2021	90,000,000	89,988,950
0.09%**, 3/24/2021	87,000,000	86,982,363
1-month LIBOR minus 0.050%, 0.098%*, 1/27/2021	125,000,000	125,000,000
0.1%**, 1/29/2021	283,000,000	282,978,429
SOFR plus 0.010%, 0.1%*, 5/3/2021	225,000,000	225,000,000
0.107%**, 1/15/2021	250,000,000	249,989,792
0.11%, 4/26/2021	114,000,000	113,997,740
SOFR plus 0.030%, 0.12%*, 1/28/2021	435,000,000	435,000,000
1-month LIBOR minus 0.030%, 0.123%*, 4/16/2021	100,000,000	100,000,000
0.125%, 7/8/2021	5,000,000	4,998,912
0.126%**, 2/10/2021	135,000,000	134,981,400
SOFR plus 0.040%, 0.13%*, 2/9/2021	50,000,000	50,000,000
SOFR plus 0.040%, 0.13%*, 2/26/2021	432,250,000	432,250,000
1-month LIBOR minus 0.010%, 0.138%*, 5/3/2021	84,000,000	83,997,117
SOFR plus 0.050%, 0.14%*, 1/22/2021	38,000,000	38,000,000
SOFR plus 0.050%, 0.14%*, 1/28/2021	42,000,000	42,000,000
SOFR plus 0.050%, 0.14%*, 6/14/2021	185,000,000	185,000,000
SOFR plus 0.050%, 0.14%*, 12/23/2021	40,000,000	40,000,000
0.15%, 11/22/2021	220,000,000	220,000,000
SOFR plus 0.065%, 0.155%*, 2/26/2021	150,000,000	150,000,000
SOFR plus 0.075%, 0.165%*, 6/11/2021	106,000,000	106,000,000
SOFR plus 0.120%, 0.21%*, 2/28/2022	150,000,000	150,000,000
SOFR plus 0.130%, 0.22%*, 3/11/2021	440,000,000	440,000,000
0.234%**, 1/19/2021	1,850,000	1,849,787
0.285%**, 3/10/2021	1,300,000	1,299,312
0.407%**, 3/18/2021	75,000,000	74,936,667
0.458%**, 3/8/2021	185,000,000	184,847,375
0.529%**, 3/9/2021	169,000,000	168,836,445
Federal Home Loan Mortgage Corp.:
0.091%, 5/10/2021	150,000,000	150,000,000
SOFR plus 0.030%, 0.12%*, 1/22/2021	160,000,000	160,000,000
SOFR plus 0.030%, 0.12%*, 2/5/2021	3,635,000	3,635,018
SOFR plus 0.030%, 0.12%*, 2/24/2021	240,000,000	240,000,000
SOFR plus 0.045%, 0.135%*, 8/27/2021	50,000,000	50,000,000
SOFR plus 0.070%, 0.16%*, 2/25/2022	450,000,000	450,000,000
SOFR plus 0.095%, 0.185%*, 8/19/2022	207,000,000	207,000,000
SOFR plus 0.140%, 0.23%*, 12/10/2021	100,000,000	99,980,988
SOFR plus 0.145%, 0.235%*, 12/9/2021	40,000,000	40,000,000
SOFR plus 0.190%, 0.28%*, 6/2/2022	40,000,000	40,000,000
Federal National Mortgage Association:
SOFR plus 0.040%, 0.13%*, 1/29/2021	80,000,000	80,000,000
SOFR plus 0.050%, 0.14%*, 3/4/2021	363,000,000	363,000,000
SOFR plus 0.075%, 0.165%*, 6/4/2021	150,000,000	150,000,000
SOFR plus 0.300%, 0.39%*, 1/7/2022	80,000,000	80,000,000
SOFR plus 0.310%, 0.4%*, 10/25/2021	85,000,000	85,000,000
		7,331,022,588
U.S. Treasury Obligations 51.1%
U.S. Treasury Bills:
0.01%**, 1/7/2021	45,080,000	45,079,962
0.02%**, 1/12/2021	100,000,000	99,999,556
0.061%**, 1/7/2021	100,000,000	99,999,500
0.082%**, 2/16/2021	375,000,000	374,954,396
0.083%**, 2/16/2021	600,000,000	599,941,592
0.083%**, 2/16/2021	400,000,000	399,961,061
0.086%**, 2/25/2021	500,000,000	499,938,611
0.086%**, 2/25/2021	500,000,000	499,938,611
0.086%**, 2/25/2021	261,750,000	261,717,863
0.092%**, 5/27/2021	343,200,000	343,077,306
0.092%**, 5/27/2021	343,200,000	343,077,306
0.092%**, 5/27/2021	183,600,000	183,527,838
0.094%**, 1/19/2021	22,500,000	22,498,965
0.097%**, 1/7/2021	500,000,000	499,996,042
0.097%**, 1/7/2021	225,000,000	224,998,219
0.097%**, 1/7/2021	500,000,000	499,985,806
0.097%**, 3/4/2021	800,000	799,869
0.102%**, 1/28/2021	500,000,000	499,966,667
0.102%**, 1/28/2021	265,000,000	264,982,333
0.102%**, 1/28/2021	363,530,000	363,505,765
0.102%**, 3/2/2021	250,000,000	249,958,333
0.105%**, 1/14/2021	425,000,000	424,987,840
0.107%**, 3/25/2021	205,000,000	204,950,373
0.107%**, 4/6/2021	85,000,000	84,976,448
0.112%**, 2/11/2021	50,000,000	49,994,194
0.114%**, 1/12/2021	500,000,000	499,982,722
0.118%**, 2/2/2021	500,000,000	499,948,445

The accompanying notes are an integral part of the financial statements.

December 31, 2020 :: Investment Portfolio :: Government Cash Management Portfolio :: 21

U.S. Treasury Obligations, continued

	Principal Amount	Value
0.12%**, 2/25/2021	$260,000,000	$259,944,190
0.122%**, 2/11/2021	243,000,000	242,969,220
0.122%**, 2/11/2021	53,620,000	53,609,784
0.125%**, 1/28/2021	455,000,000	454,948,793
0.147%**, 1/14/2021	300,000,000	299,987,917
0.147%**, 1/14/2021	91,140,000	91,127,955
U.S. Treasury Floating Rate Notes:
3-month U.S. Treasury Bill Money Market Yield plus 0.055%, 0.15%*, 7/31/2022	232,000,000	231,994,003
3-month U.S. Treasury Bill Money Market Yield plus 0.055%, 0.15%*, 10/31/2022	60,000,000	60,003,334
3-month U.S. Treasury Bill Money Market Yield plus 0.114%, 0.209%*, 4/30/2022	800,000,000	800,791,381
3-month U.S. Treasury Bill Money Market Yield plus 0.115%, 0.21%*, 1/31/2021	807,000,000	807,069,572
3-month U.S. Treasury Bill Money Market Yield plus 0.139%, 0.234%*, 4/30/2021	762,300,000	762,662,825
3-month U.S. Treasury Bill Money Market Yield plus 0.220%, 0.315%*, 7/31/2021	600,000,000	600,760,908
3-month U.S. Treasury Bill Money Market Yield plus 0.300%, 0.395%*, 10/31/2021	546,000,000	547,341,294
		13,355,956,799
Total Government & Agency Obligations (Cost $20,686,979,387)		20,686,979,387

Repurchase Agreements 20.1%
Barclays Capital PLC, 0.06%, dated 12/31/2020, to be repurchased at $925,206,168 on 1/4/2021(a)	925,200,000	925,200,000
BNP Paribas, 0.05%, dated 12/31/2020, to be repurchased at $285,087,584 on 1/4/2021(b)	285,086,000	285,086,000
Citigroup Global Markets, Inc., 0.05%, dated 12/31/2020, to be repurchased at $11,592,064 on 1/4/2021(c)	11,592,000	11,592,000
Citigroup Global Markets, Inc., 0.07%, dated 12/31/2020, to be repurchased at $175,001,361 on 1/4/2021,(d)	175,000,000	175,000,000
Fixed Income Clearing Corp., 0.01%, dated 12/31/2020, to be repurchased at $650,000,722 on 1/4/2021(e)	650,000,000	650,000,000
Fixed Income Clearing Corp., 0.06%, dated 12/31/2020, to be repurchased at $1,500,010,611 on 1/4/2021(f)	1,500,000,000	1,500,000,000
HSBC Securities, Inc, 0.06%, dated 12/31/2020, to be repurchased at $120,400,803 on 1/4/2021(g)	120,400,000	120,400,000
JPMorgan Securities, Inc., 0.06%, dated 12/31/2020, to be repurchased at $200,001,333 on 1/4/2021(h)	200,000,000	200,000,000
Merrill Lynch & Co., Inc., 0.08%, dated 12/31/2020, to be repurchased at $150,001,333 on 1/4/2021(i)	150,000,000	150,000,000
The Goldman Sachs & Co., 0.01%, dated 12/31/2020, to be repurchased at $550,000,000 on 1/4/2021(j)	550,000,000	550,000,000
The Goldman Sachs & Co., 0.05%, dated 12/31/2020, to be repurchased at $100,000,556 on 1/4/2021(k)	100,000,000	100,000,000
The Goldman Sachs & Co., 0.07%, dated 12/31/2020, to be repurchased at $200,001,556 on 1/4/2021(l)	200,000,000	200,000,000
Wells Fargo Bank, 0.06%, dated 12/31/2020, to be repurchased at $97,800,652 on 1/4/2021(m)	97,800,000	97,800,000
Wells Fargo Bank, 0.08%, dated 12/31/2020, to be repurchased at $277,372,466 on 1/4/2021(n)	277,370,000	277,370,000
Total Repurchase Agreements (Cost $5,242,448,000)		5,242,448,000

	% of Net Assets	Value
Total Investment Portfolio (Cost $25,929,427,387)	99.3	25,929,427,387
Other Assets and Liabilities, Net	0.7	193,063,019
Net Assets	100.0	$26,122,490,406

*	Floating rate security. These securities are shown at their current rate as of December 31, 2020.
**	Annualized yield at time of purchase; not a coupon rate.
(a)	Collateralized by $902,599,200 U.S. Treasury Bonds, 1.625-2.125%, maturing on 7/15/2022-10/31/2026 with a value of $943,704,041.
(b)	Collateralized by $290,901,300 U.S. Treasury Bills, Zero Coupon, maturing on 1/7/2021-10/7/2021 with a value of $290,787,820.

The accompanying notes are an integral part of the financial statements.

22 :: Government Cash Management Portfolio :: Investment Portfolio :: December 31, 2020

(c)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
184,100	U.S. Treasury Bonds	2.25–2.875	8/15/2045–8/15/2047	232,025
10,089,000	U.S. Treasury Inflation-Indexed Bonds	0.25	7/15/2029	11,591,920
Total Collateral Value				11,823,945

(d)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
37,137,200	U.S. Treasury Bonds	2.25–8.0	11/15/2021–8/15/2047	46,804,843
112,260,200	U.S. Treasury Inflation-Indexed Bonds	0.25–0.625	07/15/2021–07/15/2029	131,695,329
Total Collateral Value				178,500,172

(e)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
183,814,700	U.S. Treasury Bonds	1.25–2.375	8/15/2049–5/15/2050	204,000,023
442,295,900	U.S. Treasury Notes	0.125	1/15/2021–12/31/2022	459,000,062
Total Collateral Value				663,000,085

(f)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
50,000,000	U.S. Treasury Floating Rate Note	0.145	7/31/2022	50,010,917
200,000,000	U.S. Treasury Inflation-Indexed Bonds	0.875	1/15/2029	242,485,806
1,166,687,300	U.S. Treasury Notes	0.25–2.75	3/15/2022–2/15/2028	1,237,503,358
Total Collateral Value				1,530,000,081

(g)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
364,400	U.S. Treasury Bills	Zero Coupon	1/26/2021–3/25/2021	364,362
107,160,166	U.S. Treasury Bonds	0–2.88	11/15/2021–11/15/2046	82,439,133
39,116,100	U.S. Treasury Notes	0.125–2.0	7/31/2022–12/31/2022	40,004,505
Total Collateral Value				122,808,000

(h)    Collateralized by $184,937,600 U.S. Treasury Inflation-Indexed Bonds, 0.125%, maturing on 4/15/2021 with a value of $204,000,924.

(i)    Collateralized by $142,762,675 Federal National Mortgage Association, 2.5%-4.5%, maturing on 10/1/2048-11/1/2050 with a value of $154,500,000.

(j)    Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
475,722,168	U.S. Treasury Bonds	0–3.0	5/15/2023–2/15/2047	447,759,104
109,697,300	U.S. Treasury Notes	0.375–3.625	1/31/2021–7/31/2027	113,240,986
Total Collateral Value				561,000,090

(k)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
3,411,000	U.S. Treasury Bills	Zero coupon	1/19/2021	3,410,898
116,222,400	U.S. Treasury Bonds	0–0.625	5/15/2030–11/15/2046	98,589,162
Total Collateral Value				102,000,060

The accompanying notes are an integral part of the financial statements.

December 31, 2020 :: Investment Portfolio :: Government Cash Management Portfolio :: 23

(l)  Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
8,020,679	Federal Home Loan Mortgage Corp.	2.0–5.5	11/1/2035–5/1/2050	8,681,673
183,266,593	Federal National Mortgage Association	2.0–7.0	4/1/2031–12/1/2050	194,178,364
1,041,825	Government National Mortgage Association	3.5–5.5	5/15/2033–10/20/2048	1,139,963
Total Collateral Value				204,000,000

(m)	Collateralized by $85,346,930 U.S. Treasury Inflation-Indexed Bonds, 0.125–0.875%, maturing on 4/15/2021–7/15/2030 with a value of $99,756,003.

(n)	Collateralized by $263,499,434 Federal National Mortgage Association, 1.865–6.0%, maturing on 4/1/2023–12/1/2050 with a value of $282,917,400.

LIBOR: London Interbank Offered Rate

SOFR: Secured Overnight Financing Rate

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Government & Agency Obligations(o)	$—	$20,686,979,387	$—	$20,686,979,387
Repurchase Agreements	$—	$5,242,448,000	$—	$5,242,448,000
Total	$—	$25,929,427,387	$—	$25,929,427,387

(o)  See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

24 :: Government Cash Management Portfolio :: Financial Statements

Statement of Assets and Liabilities
as of December 31, 2020

ASSETS:
Investments in non-affiliated securities, valued at amortized cost	$20,686,979,387
Repurchase agreements, valued at amortized cost	5,242,448,000
Cash	191,914,985
Interest receivable	2,585,506
Other assets	610,799
TOTAL ASSETS	26,124,538,677
LIABILITIES:
Accrued investment advisory fee	974,409
Accrued Trustees' fees	244,936
Other accrued expenses and payables	828,926
TOTAL LIABILITIES	2,048,271
NET ASSETS, AT VALUE	$26,122,490,406

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Income:
Interest	$102,959,675
EXPENSES:
Management fee	22,785,710
Administration fee	7,107,737
Custodian fee	191,272
Professional fees	314,621
Reports to shareholders	32,835
Trustees' fees and expenses	785,332
Other	597,527
Total expenses before expense reductions	31,815,034
Expense reductions	(15,002,526)
TOTAL EXPENSES AFTER EXPENSE REDUCTIONS	16,812,508
NET INVESTMENT INCOME	86,147,167
Net realized gain (loss) from investments	202,122
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$86,349,289

See accompanying notes to the financial statements.

Financial Statements :: Government Cash Management Portfolio :: 25

Statements of Changes in Net Assets

	Years Ended December 31, 2020	Years Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$86,147,167	$378,856,334
Net realized gain (loss)	202,122	(115,473)
Net increase (decrease) in net assets resulting from operations	86,349,289	378,740,861
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Proceeds from capital invested	82,358,268,912	70,171,749,351
Value of capital withdrawn	(75,212,997,203)	(67,380,088,034)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	7,145,271,709	2,791,661,317
INCREASE (DECREASE) IN NET ASSETS	7,231,620,998	3,170,402,178
Net assets at beginning of period	18,890,869,408	15,720,467,230
Net assets at end of period	$26,122,490,406	$18,890,869,408

See accompanying notes to the financial statements.

26 :: Government Cash Management Portfolio :: Financial Highlights

	For the year ended Dec. 31, 2020	For the year ended Dec. 31, 2019	For the year ended Dec. 31, 2018	For the year ended Dec. 31, 2017	For the year ended Dec. 31, 2016
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)	26,122	18,891	15,720	17,172	11,975
Ratio of expenses before expense reductions (%)	.13	.14	.14	.14	.16
Ratio of expenses after expense reductions (%)	.07	.07	.10	.11	.11
Ratio of net investment income (%)	.36	2.13	1.76	.83	.32
Total Return (%)[a,b]	.41	2.17	1.78	.81	.32

a  Total return would have been lower had certain expenses not been reduced.

b  Total return for the Portfolio was derived from the performance of DWS Government Cash Reserves Fund Institutional.

See accompanying notes to the financial statements.

December 31, 2020 :: Notes to Financial Statements :: Government Cash Management Portfolio :: 27

A. Organization and Significant Accounting Policies

Government Cash Management Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a New York trust.

The Portfolio is a master fund. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. The Portfolio may have several feeder funds, including affiliated DWS feeder funds and unaffiliated feeder funds; with a significant ownership percentage of the Portfolio's net assets. Investment activities of these feeder funds could have a material impact on the Portfolio. As of December 31, 2020, DWS Government Cash Management Fund, DWS Government Cash Reserves Fund Institutional and DWS Government Money Market Series owned approximately 1%, 1% and 97% respectively, of the Portfolio.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Portfolio qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Repurchase Agreements

The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Portfolio, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated subcustodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

As of December 31, 2020, the Portfolio held repurchase agreements with a gross value of $5,242,448,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Portfolio's Investment Portfolio.

Federal Income Taxes

The Portfolio is considered a Partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

At December 31, 2020, Government Cash Management Portfolio had an aggregate cost of investments for federal income tax purposes of $25,929,427,387.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Contingencies

In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet

28 :: Government Cash Management Portfolio :: Notes to Financial Statements :: December 31, 2020

been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other

Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

The Portfolio makes an allocation of its net investment income and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

B. Fees and Transactions with Affiliates

Management Agreement

Under the Investment Management Agreement with DWS Investment Management Americas, Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA ("DWS Group"), the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio.

Under the Investment Management Agreement, the Portfolio pays the Advisor a monthly management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $3.0 billion of the Portfolio's average daily net assets	.1200%
Next $4.5 billion of such net assets	.1025%
Over $7.5 billion of such net assets	.0900%

Accordingly, for the year ended December 31, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.10% of the Portfolio's average daily net assets.

For the period from January 1, 2020 through March 5, 2020, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.09% of the Portfolio's average daily net assets.

For the period from March 6, 2020 through September 3, 2020, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.06% of the Portfolio's average daily net assets.

For the period from September 4, 2020 through October 5, 2020, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.07% of the Portfolio's average daily net assets.

Effective October 6, 2020 through December 31, 2020, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.08% of the Portfolio's average daily net assets. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the year ended December 31, 2020, fees waived and/or expenses reimbursed are $15,002,526.

Administration Fee

Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio paid the Advisor an annual fee ("Administration Fee") of 0.03% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2020, the Administration Fee was $7,107,737, of which $645,351 is unpaid.

Other Service Fees

Under an agreement with the Portfolio, DIMA is compensated for providing certain regulatory filing services to the Portfolio. For the year ended December 31, 2020, the amount charged to the Portfolio by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $3,514, of which $1,078 is unpaid.

Trustees' Fees and Expenses

The Portfolio paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Transactions with Affiliates

The Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers or common trustees. During the year ended December 31, 2020, the Portfolio engaged in securities sales of $850,000 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

C. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $350 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the

December 31, 2020 :: Notes to Financial Statements :: Government Cash Management Portfolio :: 29

sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement. The Portfolio had no outstanding loans at December 31, 2020.

D. Money Market Fund Investments and Yield

Rising interest rates could cause the value of the Fund's investments – and therefore its share price as well – to decline. Conversely, any decline in interest rates is likely to cause the Fund's yield to decline, and during periods of unusually low interest rates, the Fund's yield may approach zero. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the fund's ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Money market funds try to minimize this risk by purchasing short-term securities.

If there is an insufficient supply of US government securities to meet investor demand, it could result in lower yields on such securities and increase interest rate risk for the fund.

E. Other – COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.

30 :: Government Cash Management Portfolio :: Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Holders of Beneficial Interest in Government Cash Management Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Government Cash Management Portfolio (the "Fund"), including the investment portfolio, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the years ended December 31, 2016, December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 21, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts
February 25, 2021

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P.O. Box 182800

Columbus, OH 43218-2800

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800
Columbus, OH 43218-2800

Phone Numbers

For Individual Investors Only: 888-776-3637 or 614-470-8122
Institutions and Financial Professionals Only: 888-776-5717 Or: 240-497-6552
Fax Number: (800) 782-4797
Website Address: ProFunds.com

This report is submitted for the general information of the shareholders of the ProFunds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 888-776-5717.

A description of the policies and procedures that the ProFunds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 888-776-3637; and on the Securities and Exchange Commission's website at sec.gov. Information regarding how the ProFund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available. (i) without change by calling toll-free 888-776-3637; (ii) on the ProFunds' website at ProFunds.com; and (iii) on the Commission's website at sec.gov.

The ProFund discloses on the Adviser's website that it invests substantially all of its assets in the Portfolio and includes a link to the latest available listing of holdings in the Portfolio. In addition, the ProFund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The ProFund's Form N-MFP filings will be available on the SEC's website, and the Adviser's website will contain a link to such filings.

PRO1220

ProFunds VP

Asia 30

Banks

Basic Materials

Bear

Biotechnology

Bull

Consumer Goods

Consumer Services

Dow 30

Emerging Markets

Europe 30

Falling U.S. Dollar

Financials

Government Money Market

Health Care

Industrials

International

Internet

Japan

Large-Cap Growth

Large-Cap Value

Mid-Cap

Mid-Cap Growth

Mid-Cap Value

Nasdaq-100

Oil & Gas

Pharmaceuticals

Precious Metals

Real Estate

Rising Rates Opportunity

Semiconductor

Short Dow 30

Short Emerging Markets

Short International

Short Mid-Cap

Short Nasdaq-100

Short Small-Cap

Small-Cap

Small-Cap Growth

Small-Cap Value

Technology

Telecommunications

UltraBull

UltraMid-Cap

UltraNasdaq-100

UltraShort Dow 30

UltraShort Nasdaq-100

UltraSmall-Cap

U.S. Government Plus

Utilities

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the ProFunds’ VP website at ProFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as banks & insurance companies).

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account that you invest in through your financial intermediary.

Table of Contents

1	Message from the Chairman
3	Management Discussion of Fund Performance
7	Financial Statements and Financial Highlights
8	ProFund VP Asia 30
13	ProFund VP Banks
19	ProFund VP Basic Materials
25	ProFund VP Bear
30	ProFund VP Biotechnology
36	ProFund VP Bull
48	ProFund VP Consumer Goods
54	ProFund VP Consumer Services
61	ProFund VP Dow 30
66	ProFund VP Emerging Markets
72	ProFund VP Europe 30
77	ProFund VP Falling U.S. Dollar
82	ProFund VP Financials
90	ProFund VP Government Money Market
95	ProFund VP Health Care
102	ProFund VP Industrials
109	ProFund VP International
114	ProFund VP Internet
120	ProFund VP Japan
125	ProFund VP Large-Cap Growth
133	ProFund VP Large-Cap Value
143	ProFund VP Mid-Cap
148	ProFund VP Mid-Cap Growth
156	ProFund VP Mid-Cap Value
165	ProFund VP Nasdaq-100
172	ProFund VP Oil & Gas
178	ProFund VP Pharmaceuticals
184	ProFund VP Precious Metals
189	ProFund VP Real Estate
195	ProFund VP Rising Rates Opportunity
200	ProFund VP Semiconductor
206	ProFund VP Short Dow 30
211	ProFund VP Short Emerging Markets
216	ProFund VP Short International
221	ProFund VP Short Mid-Cap
226	ProFund VP Short Nasdaq-100
231	ProFund VP Short Small-Cap
236	ProFund VP Small-Cap
264	ProFund VP Small-Cap Growth
274	ProFund VP Small-Cap Value
285	ProFund VP Technology
292	ProFund VP Telecommunications
298	ProFund VP UltraBull
310	ProFund VP UltraMid-Cap
321	ProFund VP UltraNasdaq-100
328	ProFund VP UltraShort Dow 30
333	ProFund VP UltraShort Nasdaq-100
338	ProFund VP UltraSmall-Cap
368	ProFund VP U.S. Government Plus
373	ProFund VP Utilities
379	Notes to Financial Statements
409	Report of Independent Registered Public Accounting Firm
410	Additional Tax Information
412	Board Approval of Investment Advisory Agreement
415	Expense Examples
418	Trustees and Officers

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Message from the Chairman

Dear Shareholder:

As we continue to navigate these unprecedented times, we appreciate the opportunity to reaffirm our commitment to our customers, partners and associates. ProFunds continues to focus on ensuring the safety of our associates and managing our funds effectively. I am pleased to be able to provide you with the following annual report to shareholders of ProFunds VP for the 12 months ended December 31, 2020.

A Tale of Two Halves

The reporting period had two distinctive halves. In the first half, the COVID-19 (coronavirus) pandemic had a considerably negative impact on the economy. The U.S. equity market, as measured by the S&P 500® , declined. Both the S&P 500® and the Dow Jones Industrial Average® (the Dow® ) posted their worst first-quarter results ever. First-quarter real GDP contracted 5% annualized, down from a 5% rise a quarter earlier, and then fell an additional 31.7% annualized in the second quarter as the pandemic continued to take a devastating economic toll. National unemployment rose sharply, increasing from 3.5% in December 2019 to 11.1% in June 2020.

Concerns about diminishing economic activity led to widespread selling of equities and other riskier asset classes during the first quarter. To support the U.S. economy and markets, the Federal Reserve (Fed) cut its fed fund rates target to 0.00%-0.25% in March. Lawmakers and the central bank proceeded to introduce programs that offered trillions of dollars in combined stimulus. Stock prices rebounded in the second quarter, although market concerns about the coronavirus and the economy lingered.

Recovery in the Second Half

The second half of the period was marked by a substantial recovery. In fact, U.S. equities rallied for the reporting period overall despite a resurgence of COVID-19 in the fall and deteriorating macroeconomic conditions that impacted many sectors of the economy. U.S. equities set records during the third calendar quarter, as the S&P 500® and the Dow® rose 8.9% and 8.2%, respectively, with technology stocks outperforming in particular. The Dow® climbed late in November, driven by positive vaccine news and confidence around the presidential election’s outcome. It actually closed above the 30,000 level for the first time in history on November 24.

Third-quarter real GDP growth was revised upward to 33.1% (annualized). Employment also improved during the reporting period, though hiring slowed slightly in November. In December, the U.S. Congress passed an additional $900 billion stimulus package with aid to individuals and small businesses that were negatively impacted by the pandemic.

Over the 12-month reporting period, U.S. large-cap stocks returned 18.4%, as measured by the S&P 500® , and 9.7%, according to the Dow® . The Dow® ’s top-performing sectors were technology at 47.2%, consumer goods at 32.8% and consumer services with 29.76% returns. The worst performers were oil and gas (-33.2%), telecommunications (-5.92%) and utilities (-0.61%). The

1

S&P MidCap 400® advanced 13.66%, and the tech-heavy Nasdaq 100 Index® returned 48.9%.

International Equities Posted Positive Results

Developed markets outside North America returned 7.8% for the year, as measured by the MSCI EAFE Index® . The MSCI Europe Index® rose 5.38% despite European COVID-19 cases increasing and new public restrictions implemented during the fall, with a pandemic relief fund of €750 billion aiding recovery. The Nikkei 225 Stock Average rose 24.5%, while the S&P/BNY Mellon Emerging Markets 50 ADR Index (USD) returned 28.6% and the S&P/BNY Mellon Latin America 35 ADR Index (USD) retreated 16.6%.

ProFunds VP Trust’s Results Reflect Market Recovery

ProFunds’ index-based mutual funds offer many advantages, such as diverse market exposures, a transparent investment process, efficient fund management, and high daily correlation to their indexes. Overall market appreciation and inflows during the period led to a 16% increase in ProFunds VP assets under management. Large-cap stocks experienced the largest percentage increase, and assets moved from money market funds into other investments.

No matter what direction the market takes, our extensive lineup of ProFunds mutual funds provides strategies to help manage risk and potentially enhance returns. We appreciate the trust and confidence you have placed in us by choosing ProFunds VP and look forward to continuing to serve your investing needs.

Sincerely,

Michael L. Sapir

Chairman of the Board of Trustees

2

Management Discussion of Fund Performance

4 :: Management Discussion of Fund Performance

Investment Strategies and Techniques:

Each ProFund VP (each, a “Fund” and, collectively, the “Funds”) is a series of ProFunds (the “Trust”). Each Fund (except the Classic ProFunds VP1, the Sector ProFunds VP1, ProFund VP Falling U.S. Dollar and ProFund VP Government Money Market) is a “geared” fund (the “Geared Funds”) in the sense that each is designed to seek daily investment results, before fees and expenses, that correspond to the inverse (-1x), a multiple (i.e., 1.25x or 2x), or an inverse multiple (i.e., -1.25x or -2x) of the daily performance of a benchmark for a single day, not for any other period.

Each of the Classic ProFunds VP, the Sector ProFunds VP and ProFund VP Falling U.S. Dollar seek investments results, before fees and expenses, that correspond to the performance of a benchmark. ProFund VP Government Money Market seeks a high level of current income consistent with liquidity and preservation of capital.

Each Geared Fund seeks investment results for a single day only, as measured from the time the Geared Fund calculates its net asset value (“NAV”) to the time of the Geared Fund’s next NAV calculation, and not for longer periods. The return for a period longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from the stated leveraged, inverse, or inverse leveraged multiple times the return of the benchmark for that period. During periods of higher market volatility, the volatility of a Geared Fund’s benchmark may affect the return as much as or more than the return of the benchmark.

ProFund Advisors LLC (the “Advisor”), uses a passive approach in seeking to achieve the investment objective of each Fund. Using this approach, the Advisor determines the type, quantity and mix of investment positions that a Fund should hold to approximate the daily performance of its benchmark.

The Advisor does not invest the assets of the Funds in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company nor does it conduct conventional research or analysis, forecast market movements, trends or market conditions, or take defensive positions in managing Fund assets.

The Funds, other than certain Classic ProFunds VP and certain Sector ProFunds VP, make significant use of investment techniques that may be considered aggressive, including the use of swap agreements, futures contracts, forward contracts, and similar instruments (“derivatives”). These investment techniques may be considered aggressive and Funds using these techniques are exposed to risks different from, or possibly greater than, the risks associated with investing directly in securities, including one or more of the following: counterparty risk (i.e., the risk that a counterparty is unable or unwilling to make timely payments) on the amount the Fund expects to receive from a derivatives counterparty, liquidity risk (i.e., the ability of a Fund to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor) and increased correlation risk (i.e., the Fund’s ability to achieve a high degree of correlation with its benchmark). If a counterparty becomes bankrupt, or otherwise fails to perform its obligations, the value of an investment in the Fund may decline. With respect to swaps and forward contracts, the Funds have sought to mitigate these risks by generally requiring derivatives counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owes the Fund, subject to certain minimum thresholds. The Funds typically only enter into derivatives with counterparties that are major, global financial institutions. Any costs associated with using derivatives may also have the effect of lowering the Fund’s return.

Factors that Materially Affected the Performance of Each Fund during the Fiscal Year Ended December 31, 20202:

Primary factors affecting Fund performance, before fees and expenses, include the following: the total return of the securities and derivatives held by the Funds, including the performance of the reference assets to which any derivatives are linked, financing rates paid or earned by the Fund (including those included in the total return of derivatives contracts); the types of derivative contracts used by the Funds and their correlation to the relevant benchmark or asset; fees, expenses, and transaction costs; other miscellaneous factors; and in the case of the Geared Funds, the volatility of the Fund’s benchmark (and its impact on compounding).

●	Benchmark Performance: The performance of each Fund’s benchmark and, in turn, the factors and market conditions affecting that benchmark are generally the principal factors driving Fund performance.[3]

●	Compounding of Daily Returns and Volatility: Each Geared Fund seeks to provide a multiple (i.e., 1.25x or 2x), the inverse (i.e.,-1x) or an inverse multiple (i.e., -1.25x or -2x) of its benchmark return for a single day only. For longer periods, performance may be greater than or less than the one-day multiple times the benchmark return. This is due to the effects of compounding, which exists in all investments, but has a more significant impact on Geared Funds. In general, during periods of higher benchmark volatility, compounding will cause Fund Performance for periods longer than a single day to be more or less than the multiple of the return of the benchmark. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower benchmark volatility (particularly when combined with large higher benchmark returns), Fund returns over longer periods can be higher than the multiple of the return of the benchmark. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) period of time; b) financing rates associated with the use of derivatives; c) other Fund expenses; d) interest and dividends paid with respect to the securities in the benchmark; e) the benchmark’s volatility; and f) the benchmark’s performance. Longer holding periods, higher benchmark volatility, inverse exposure and/or greater leverage each exacerbates the impact of compounding on a Fund’s performance. During periods of higher benchmark volatility, the volatility of a benchmark may affect a Fund’s return as much as or more than the return of its benchmark.

[1]	ProFunds VP included as Classic ProFunds VP and Sector ProFunds VP are listed in Note 1 of the Notes to Financial Statements.
[2]	Past performance is not a guarantee of future results.
[3]	Unlike the Funds, indexes that may serve as benchmarks for the Funds do not actually hold a portfolio of securities and/or financial instruments. Indexes do not incur fees, expenses and transaction costs. Fees, expenses and transaction costs incurred by the Funds negatively impact the performance of the Funds relative to their benchmark. Performance for each Fund will generally differ from the performance of the Fund’s benchmark index.

Management Discussion of Fund Performance :: 5

Daily volatility for the U.S. equity markets increased from a year ago. The annual volatility for the S&P 500 for the year ended December 31, 2020, was 34.69%, which was higher than the prior year’s volatility of 12.48%. The volatility of each Fund’s benchmark is shown below.

Index	1 yr Vol.
Dow Jones U.S. Oil & GasSM Index	60.84%
Dow Jones U.S. BanksSM Index	57.26%
Dow Jones Precious MetalsSM Index	49.88%
S&P SmallCap 600® Value Index	47.56%
Dow Jones U.S. SemiconductorsSM Index	47.51%
ProFunds Asia 30 Index®	45.09%
S&P MidCap 400® Value Index	45.09%
Dow Jones U.S. FinancialsSM Index	43.66%
Russell 2000® Index	43.13%
S&P SmallCap 600® Growth Index	42.90%
Dow Jones U.S. Real EstateSM Index	42.51%
S&P MidCap 400®	41.07%
Dow Jones U.S. Basic MaterialsSM Index	39.94%
Dow Jones U.S. TechnologySM Index	39.79%
Dow Jones U.S. UtilitiesSM Index	38.97%
Dow Jones U.S. IndustrialsSM Index	38.73%
S&P MidCap 400® Growth Index	38.68%
Dow Jones Industrial Average®	37.05%
Nasdaq-100® Index	36.59%
Dow Jones Internet CompositeSM Index	35.92%
S&P 500® Value Index	35.79%
S&P 500® Growth Index	35.32%
S&P 500®	34.69%
S&P/BNY Mellon Emerging 50 ADR Index (USD)	33.69%
Dow Jones U.S. Consumer ServicesSM Index	31.85%
Dow Jones U.S. Consumer GoodsSM Index	31.76%
Dow Jones U.S. BiotechnologySM Index	31.39%
Dow Jones U.S. Health CareSM Index	30.76%
Dow Jones U.S. Select TelecommunicationsSM Index	30.08%
Dow Jones U.S. Select PharmaceuticalsSM Index	29.67%
Ryan Labs Returns Treasury Yield Curve 30 Year Index	27.72%
Nikkei 225 Stock Average	25.82%
MSCI EAFE Index®	23.88%
U.S. Dollar Index	6.96%
ProFunds Europe 30 Index®	4.37%

●	Financing Rates Associated with Swap Agreements and Forward Contracts: The performance of Funds that use swap agreements and forward contacts was impacted by financing costs associated with such derivatives. Financing rates are negotiated between the Funds and their counterparties, and are typically set at the one-week/one-month London Interbank Offered Rate (“LIBOR”) plus or minus a negotiated spread. The one-week LIBOR decreased from 1.63% to .10% and the one-month LIBOR decreased from 1.76% to .14% during the fiscal year. Each Fund with long exposure to its benchmark generally was negatively affected by financing rates. Conversely, each Fund with short/inverse exposure generally benefited from financing rates. In certain market environments, LIBOR adjusted by the spread may result in a Fund with short/inverse exposure also being negatively affected by financing rates.

●	Stock Dividends and Bond Yields: The performance of Funds that provide long or leveraged exposure was positively impacted by capturing the dividend or income yield of the underlying assets to which they have exposure. The performance of Funds that provide an inverse or leveraged inverse exposure was negatively impacted by virtue of effectively having to pay out the dividend or income yield (or a multiple thereof, as applicable) associated with the assets to which they have short exposure.

●	Fees, Expenses and Transaction Costs: Fees and expenses are listed in the financial statements of each Fund, and may generally be higher and thus have a more negative impact on performance than the fees and expenses of many traditional index-based funds. For Geared Funds, daily repositioning of each Fund’s portfolio to maintain exposure consistent with its investment objective, high levels of shareholder purchase and redemption activity, and use of leverage may lead to commensurate increases in portfolio transactions and transaction costs which negatively impact the daily NAV of each Fund. Transaction costs are not reflected in the Funds’ expense ratio. Transaction costs are generally higher for Geared Funds, Funds whose benchmarks are more volatile than other funds’ benchmarks, and Funds that hold or have exposure to assets that are comparatively less liquid than those held by other funds.

●	Miscellaneous Factors: Each Fund holds a mix of securities and/or derivatives that is designed to provide returns that

6 :: Management Discussion of Fund Performance

correspond to the performance of its investment objective. Certain Funds may obtain exposure to only a representative sample of the securities of their benchmark and may not have investment exposure to all securities of the benchmark or may have weightings that are different from that of its benchmark. Certain Funds may also obtain exposure to securities not contained in the relevant benchmark or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the benchmark.

In addition, certain Funds invested in swap agreements based on exchange-traded funds (“ETFs”) that are designed to track the performance of the Fund’s benchmark. Because the closing price of an ETF may not perfectly track the performance of its benchmark, there are deviations between the return of a swap whose reference asset is an ETF and the return of a swap based directly on the Fund’s benchmark. Thus, the performance of a Fund investing significantly in swap agreements based on an ETF had less correlation with its benchmark than a Fund investing in swap agreements based directly on the Fund’s benchmark.

Financial Statements and Financial Highlights

8 :: ProFund VP Asia 30 :: Management Discussion of Fund Performance

ProFund VP Asia 30 (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index® (the “Index”). For the year ended December 31, 2020, the Fund had a price return of 35.55%. For the same period, the Index had a total return of 35.84%1 and a volatility of 32.39%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on Nasdaq as depositary receipts or ordinary shares and meet certain liquidity requirements. The component companies in the Index are the 30 most liquid companies based upon their U.S. dollar-traded volume. Their relative weights are determined using a modified market capitalization method. The Index is reconstituted annually. The Index is expressed in U.S. dollar terms and as such should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

 Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Asia 30 from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Asia 30	35.55%	13.26%	4.89%
ProFunds Asia 30 Index®	35.84%	13.10%	4.84%
MSCI AC Asia Pacific Free Excluding Japan Index	22.44%	12.93%	6.21%

Expense Ratios**

Fund	Gross	Net
ProFund VP Asia 30	1.72%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Alibaba Group Holding, Ltd.	5.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	5.7%
BHP Billiton PLC	5.5%
BHP Billiton, Ltd.	5.5%
HDFC Bank, Ltd.	5.2%

ProFunds Asia 30® Index – Composition

Industry Breakdown	% of Index
Communication Services	23%
Information Technology	22%
Consumer Discretionary	22%
Financials	12%
Materials	11%
Industrials	5%
Health Care	5%
Country Composition
China	65%
India	13%
Australia	11%
Taiwan	6%
Singapore	5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table DO NOT reflect the theoretical reinvestment of dividends on securities in the Index nor the impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The MSCI AC Asia Pacific Free Excluding Japan Index is a capitalization weighted index generally representative of the performance of the Asia Pacific region excluding the country of Japan. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Asia 30 :: 9

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (99.5%)

	Shares	Value
Alibaba Group Holding, Ltd.*ADR (Internet & Direct Marketing Retail)	7,487	$1,742,449
Baidu, Inc.*ADR (Interactive Media & Services)	6,074	1,313,442
Beigene, Ltd.*ADR (Biotechnology)	5,933	1,533,028
BHP Billiton PLCADR (Metals & Mining)	30,725	1,629,347
BHP Billiton, Ltd.ADR (Metals & Mining)	24,933	1,629,122
Bilibili, Inc.*ADR (Entertainment)	7,699	659,959
Daqo New Energy Corp.*ADR (Semiconductors & Semiconductor Equipment)	15,115	866,996
Futu Holdings, Ltd.*ADR (Capital Markets)	21,402	979,142
GDS Holdings, Ltd.*ADR (IT Services)	9,959	932,560
GSX Techedu, Inc.*ADR (Diversified Consumer Services)	9,677	500,398
HDFC Bank, Ltd.*ADR (Banks)	21,408	1,546,943
Huazhu Group, Ltd.ADR (Hotels, Restaurants & Leisure)	11,231	505,732
HUYA, Inc.*ADR (Entertainment)	33,056	658,806
ICICI Bank, Ltd.*ADR (Banks)	74,447	1,106,282
Infosys Technologies, Ltd.ADR (IT Services)	71,693	1,215,196
JD.com, Inc.*ADR (Internet & Direct Marketing Retail)	7,487	658,107
JinkoSolar Holding Co., Ltd.*ADR (Semiconductors & Semiconductor Equipment)	12,785	791,008
JOYY, Inc.ADR (Interactive Media & Services)	8,193	655,276
Kingsoft Cloud Holdings, Ltd.*ADR (IT Services)	20,130	876,662
Momo, Inc.ADR (Interactive Media & Services)	46,900	654,724
NetEase, Inc.ADR (Entertainment)	6,781	649,416
New Oriental Education & Technology Group, Inc.*ADR (Diversified Consumer Services)	2,896	538,106
NIO, Inc.*ADR (Automobiles)	14,127	688,550
Pinduoduo, Inc.*ADR (Internet & Direct Marketing Retail)	3,885	690,248
Sea, Ltd.*ADR (Entertainment)	7,205	1,434,155
Taiwan Semiconductor Manufacturing Co., Ltd.ADR (Semiconductors & Semiconductor Equipment)	15,327	1,671,256
TAL Education Group*ADR (Diversified Consumer Services)	7,134	510,152
Tencent Music Entertainment Group*ADR (Entertainment)	33,692	648,234
Trip.com Group, Ltd.*ADR (Internet & Direct Marketing Retail)	15,257	514,619
ZTO Express Cayman, Inc.ADR (Air Freight & Logistics)	52,904	1,542,681
TOTAL COMMON STOCKS (Cost $15,543,722)		29,342,596

Repurchase Agreements(a) (0.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $25,000	$25,000	$25,000
TOTAL REPURCHASE AGREEMENTS (Cost $25,000)		25,000
TOTAL INVESTMENT SECURITIES (Cost $15,568,722)—99.6%		29,367,596
Net other assets (liabilities)—0.4%		125,939
NET ASSETS—100.0%		$29,493,535

*	Non-income producing security.
(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
ADR	American Depositary Receipt

ProFund VP Asia 30 invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Air Freight & Logistics	$1,542,681	5.2%
Automobiles	688,550	2.3%
Banks	2,653,225	9.0%
Biotechnology	1,533,028	5.2%
Capital Markets	979,142	3.3%
Diversified Consumer Services	1,548,656	5.3%
Entertainment	4,050,570	13.8%
Hotels, Restaurants & Leisure	505,732	1.7%
Interactive Media & Services	2,623,442	8.9%
Internet & Direct Marketing Retail	3,605,423	12.3%
IT Services	3,024,418	10.2%
Metals & Mining	3,258,469	11.0%
Semiconductors & Semiconductor Equipment	3,329,260	11.3%
Other**	150,939	0.5%
Total	$29,493,535	100.0%

ProFund VP Asia 30 invested in securities with exposure to the following countries as of December 31, 2020:

	Value	% of Net Assets
Australia	$3,258,469	11.0%
China	19,110,295	64.8%
India	3,868,421	13.1%
Singapore	1,434,155	4.9%
Taiwan	1,671,256	5.7%
Other**	150,939	0.5%
Total	$29,493,535	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

10 :: ProFund VP Asia 30 :: Financial Statements

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$15,568,722
Securities, at value	29,342,596
Repurchase agreements, at value	25,000
Total Investment Securities, at value	29,367,596
Cash	14
Dividends and interest receivable	40,896
Receivable for capital shares issued	158,886
Prepaid expenses	141
TOTAL ASSETS	29,567,533

LIABILITIES:
Payable for capital shares redeemed	341
Advisory fees payable	22,201
Management services fees payable	2,960
Administration fees payable	1,954
Administrative services fees payable	10,990
Distribution fees payable	15,045
Transfer agency fees payable	1,640
Fund accounting fees payable	1,120
Compliance services fees payable	144
Other accrued expenses	17,603
TOTAL LIABILITIES	73,998
NET ASSETS	$29,493,535
NET ASSETS CONSIST OF:
Capital	$12,403,324
Total distributable earnings (loss)	17,090,211
NET ASSETS	$29,493,535
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	388,754
Net Asset Value (offering and redemption price per share)	$75.87

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$395,235
Interest	106
Foreign tax withholding	(31,305)
Income from securities lending	3,903
TOTAL INVESTMENT INCOME	367,939

EXPENSES:
Advisory fees	183,626
Management services fees	24,483
Administration fees	21,926
Transfer agency fees	17,836
Administrative services fees	51,955
Distribution fees	61,209
Custody fees	16,026
Fund accounting fees	12,399
Trustee fees	520
Compliance services fees	269
Other fees	29,197
Total Gross Expenses before reductions	419,446
Expenses reduced and reimbursed by the Advisor	(8,124)
TOTAL NET EXPENSES	411,322
NET INVESTMENT INCOME (LOSS)	(43,383)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	4,545,593
Change in net unrealized appreciation/depreciation on investment securities	3,066,891
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	7,612,484
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,569,101

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Asia 30 :: 11

Statements of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(43,383)	$166,648
Net realized gains (losses) on investments	4,545,593	2,594,675
Change in net unrealized appreciation/depreciation on investments	3,066,891	2,259,595
Change in net assets resulting from operations	7,569,101	5,020,918

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(2,519,835)	(54,139)
Change in net assets resulting from distributions	(2,519,835)	(54,139)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	30,433,386	35,490,099
Distributions reinvested	2,519,835	54,139
Value of shares redeemed	(37,565,743)	(31,250,135)
Change in net assets resulting from capital transactions	(4,612,522)	4,294,103
Change in net assets	436,744	9,260,882

NET ASSETS:
Beginning of period	29,056,791	19,795,909
End of period	$29,493,535	$29,056,791

SHARE TRANSACTIONS:
Issued	480,489	618,962
Reinvested	38,110	1,038
Redeemed	(597,380)	(553,653)
Change in shares	(78,781)	66,347

See accompanying notes to financial statements.

12 :: ProFund VP Asia 30 :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$62.15	$49.34	$60.88	$47.26	$47.47

Investment Activities:
Net investment income (loss)(a)	(0.11)	0.39	0.11	0.21	(0.06)
Net realized and unrealized gains (losses) on investments	21.13	12.56	(11.37)	15.27	0.41
Total income (loss) from investment activities	21.02	12.95	(11.26)	15.48	0.35

Distributions to Shareholders From:
Net investment income	(0.72)	(0.14)	(0.28)	—	(0.56)
Net realized gains on investments	(6.58)	—	—	(1.86)	—
Total distributions	(7.30)	(0.14)	(0.28)	(1.86)	(0.56)

Net Asset Value, End of Period	$75.87	$62.15	$49.34	$60.88	$47.26

Total Return	35.55%	26.31%	(18.59)%	32.87%	0.64%

Ratios to Average Net Assets:
Gross expenses	1.71%	1.72%	1.74%	1.70%	1.76%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.18)%	0.68%	0.19%	0.37%	(0.14)%

Supplemental Data:
Net assets, end of period (000’s)	$29,494	$29,057	$19,796	$34,695	$22,764
Portfolio turnover rate(b)	130%	111%	87%	96%	79%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Banks :: 13

ProFund VP Banks (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. BanksSM Index (the “Index”). For the year ended December 31, 2020, the Fund had a total return of -15.21%. For the same period, the Index had a total return of -13.43%1 and a volatility of 57.26%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the banking sector of the U.S. equity market. Component companies include, among others, regional and major U.S. domiciled banks engaged in a wide range of financial services, including retail banking, loans, and money transmissions.

During the year ended December 31, 2020, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Banks from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Banks	-15.21%	6.65%	7.06%
Dow Jones U.S. BanksSM Index	-13.43%	8.59%	9.01%
S&P 500®	18.40%	15.22%	13.88%

Expense Ratios**

Fund	Gross	Net
ProFund VP Banks	1.70%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	77%
Swap Agreements	23%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
JPMorgan Chase & Co.	22.1%
Bank of America Corp.	13.1%
Citigroup, Inc.	7.3%
Wells Fargo & Co.	7.1%
Truist Financial Corp.	3.7%

Dow Jones U.S. BanksSM Index – Composition

% of Index
Diversified Banks	70%
Regional Banks	30%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

14 :: ProFund VP Banks :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (76.5%)

	Shares	Value
Bank of America Corp. (Banks)	20,899	$633,449
Bank OZK (Banks)	333	10,413
BOK Financial Corp. (Banks)	85	5,821
Citigroup, Inc. (Banks)	5,719	352,634
Citizens Financial Group, Inc. (Banks)	1,173	41,946
Comerica, Inc. (Banks)	382	21,339
Commerce Bancshares, Inc. (Banks)	289	18,987
Cullen/Frost Bankers, Inc. (Banks)	153	13,346
East West Bancorp, Inc. (Banks)	389	19,726
F.N.B. Corp. (Banks)	886	8,417
Fifth Third Bancorp (Banks)	1,957	53,954
First Citizens BancShares, Inc.—Class A (Banks)	20	11,485
First Financial Bankshares, Inc. (Banks)	390	14,108
First Horizon Corp. (Banks)	1,526	19,466
First Republic Bank (Banks)	477	70,086
Glacier Bancorp, Inc. (Banks)	262	12,055
Home BancShares, Inc. (Banks)	417	8,123
Huntington Bancshares, Inc. (Banks)	2,795	35,301
JPMorgan Chase & Co. (Banks)	8,374	1,064,085
KeyCorp (Banks)	2,684	44,044
M&T Bank Corp. (Banks)	353	44,937
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)	1,274	13,440
People’s United Financial, Inc. (Banks)	1,167	15,089
Pinnacle Financial Partners, Inc. (Banks)	208	13,395
Popular, Inc. (Banks)	231	13,010
Prosperity Bancshares, Inc. (Banks)	255	17,687
Regions Financial Corp. (Banks)	2,639	42,541
Signature Bank(a) (Banks)	146	19,752
SVB Financial Group* (Banks)	142	55,072
Synovus Financial Corp. (Banks)	406	13,142
TCF Financial Corp. (Banks)	420	15,548
TFS Financial Corp. (Thrifts & Mortgage Finance)	131	2,310
The PNC Financial Services Group, Inc. (Banks)	1,163	173,287
Truist Financial Corp. (Banks)	3,704	177,533
U.S. Bancorp (Banks)	3,767	175,505
UMB Financial Corp. (Banks)	120	8,279
Umpqua Holdings Corp. (Banks)	605	9,160
United Bankshares, Inc. (Banks)	357	11,567
Valley National Bancorp (Banks)	1,108	10,803
Webster Financial Corp. (Banks)	249	10,495
Wells Fargo & Co. (Banks)	11,359	342,815
Western Alliance Bancorp (Banks)	277	16,606
Wintrust Financial Corp. (Banks)	157	9,591
Zions Bancorp (Banks)	451	19,591
TOTAL COMMON STOCKS (Cost $966,376)		3,689,940

Repurchase Agreements(b) (1.0%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $46,000	$46,000	$46,000
TOTAL REPURCHASE AGREEMENTS (Cost $46,000)		46,000

Collateral for Securities Loaned (0.4%)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.07%(c)	20,635	$20,635
Fidelity Investments Money Market Government Portfolio—Class I, 0.08%(c)	87	87
Invesco Government & Agency Portfolio— Institutional Shares, 0.11%(c)	376	376
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $21,098)		21,098
TOTAL INVESTMENT SECURITIES (Cost $1,033,474)—77.9%		3,757,038
Net other assets (liabilities)—22.1%		1,065,562
NET ASSETS—100.0%		$4,822,600

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $20,835.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2020.

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Banks Index	Goldman Sachs International	1/25/21	0.60%	$1,128,978	$865

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Banks :: 15

ProFund VP Banks invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Banks	$3,674,190	76.2%
Thrifts & Mortgage Finance	15,750	0.3%
Other**	1,132,660	23.5%
Total	$4,822,600	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

16 :: ProFund VP Banks :: Financial Statements

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$1,033,474
Securities, at value(a)	3,711,038
Repurchase agreements, at value	46,000
Total Investment Securities, at value	3,757,038
Cash	818
Segregated cash balances for swap agreements with custodian	90,000
Dividends and interest receivable	5,043
Unrealized appreciation on swap agreements	865
Receivable for investments sold	1,001,276
Prepaid expenses	32
TOTAL ASSETS	4,855,072

LIABILITIES:
Payable for capital shares redeemed	1,631
Payable for collateral for securities loaned	21,098
Advisory fees payable	2,658
Management services fees payable	354
Administration fees payable	288
Administrative services fees payable	1,667
Distribution fees payable	1,664
Transfer agency fees payable	241
Fund accounting fees payable	178
Compliance services fees payable	22
Other accrued expenses	2,671
TOTAL LIABILITIES	32,472
NET ASSETS	$4,822,600
NET ASSETS CONSIST OF:
Capital	$7,056,034
Total distributable earnings (loss)	(2,233,434)
NET ASSETS	$4,822,600
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	202,853
Net Asset Value (offering and redemption price per share)	$23.77
(a) Includes securities on loan valued at:	$20,835

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$161,629
Interest	484
Income from securities lending	6
TOTAL INVESTMENT INCOME	162,119

EXPENSES:
Advisory fees	35,576
Management services fees	4,743
Administration fees	4,445
Transfer agency fees	3,420
Administrative services fees	13,651
Distribution fees	11,859
Custody fees	555
Fund accounting fees	2,566
Trustee fees	112
Compliance services fees	50
Other fees	5,632
Total Gross Expenses before reductions	82,609
Expenses reduced and reimbursed by the Advisor	(2,918)
TOTAL NET EXPENSES	79,691
NET INVESTMENT INCOME (LOSS)	82,428

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	95,805
Net realized gains (losses) on swap agreements	(102,900)
Change in net unrealized appreciation/depreciation on investment securities	(1,707,955)
Change in net unrealized appreciation/depreciation on swap agreements	(423)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,715,473)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,633,045)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Banks :: 17

Statements of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$82,428	$92,909
Net realized gains (losses) on investments	(7,095)	884,118
Change in net unrealized appreciation/depreciation on investments	(1,708,378)	1,274,847
Change in net assets resulting from operations	(1,633,045)	2,251,874

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(92,909)	(67,297)
Change in net assets resulting from distributions	(92,909)	(67,297)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	18,733,923	16,652,489
Distributions reinvested	92,909	67,297
Value of shares redeemed	(21,610,921)	(16,110,416)
Change in net assets resulting from capital transactions	(2,784,089)	609,370
Change in net assets	(4,510,043)	2,793,947

NET ASSETS:
Beginning of period	9,332,643	6,538,696
End of period	$4,822,600	$9,332,643

SHARE TRANSACTIONS:
Issued	921,543	658,154
Reinvested	4,862	2,871
Redeemed	(1,048,260)	(643,147)
Change in shares	(121,855)	17,878

See accompanying notes to financial statements.

18 :: ProFund VP Banks :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$28.74	$21.31	$26.03	$22.14	$18.02

Investment Activities:
Net investment income (loss)(a)	0.36	0.31	0.15	0.08	0.09
Net realized and unrealized gains (losses) on investments	(4.85)	7.39	(4.79)	3.87	4.08
Total income (loss) from investment activities	(4.49)	7.70	(4.64)	3.95	4.17

Distributions to Shareholders From:
Net investment income	(0.48)	(0.27)	(0.08)	(0.06)	(0.05)

Net Asset Value, End of Period	$23.77	$28.74	$21.31	$26.03	$22.14

Total Return	(15.21)%	36.43%	(17.90)%	17.92%	23.23%

Ratios to Average Net Assets:
Gross expenses	1.74%	1.70%	1.71%	1.69%	1.68%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	1.74%	1.24%	0.57%	0.36%	0.50%

Supplemental Data:
Net assets, end of period (000’s)	$4,823	$9,333	$6,539	$14,608	$14,273
Portfolio turnover rate(b)	478%	293%	324%	319%	362%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Basic Materials :: 19

ProFund VP Basic Materials (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Basic MaterialsSM Index (the “Index”). For the year ended December 31, 2020, the Fund had a total return of 16.49%. For the same period, the Index had a total return of 18.32%1 and a volatility of 39.94%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal.

During the year ended December 31, 2020, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Basic Materials from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Basic Materials	16.49%	10.47%	4.49%
Dow Jones U.S. Basic MaterialsSM Index	18.32%	12.31%	6.26%
S&P 500®	18.40%	15.22%	13.88%

Expense Ratios**

Fund	Gross	Net
ProFund VP Basic Materials	1.71%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	88%
Swap Agreements	12%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Linde PLC	17.1%
Air Products & Chemicals, Inc.	7.5%
Ecolab, Inc.	6.6%
DuPont de Nemours, Inc.	6.4%
Newmont Corp.	5.9%

Dow Jones U.S. Basic MaterialsSM Index – Composition

% of Index
Chemicals	82%
Metals & Mining	18%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

20 :: ProFund VP Basic Materials :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (87.6%)

	Shares	Value
Air Products & Chemicals, Inc. (Chemicals)	4,479	$1,223,751
Albemarle Corp. (Chemicals)	2,157	318,201
Alcoa Corp.* (Metals & Mining)	3,767	86,829
Ashland Global Holdings, Inc. (Chemicals)	1,105	87,516
Axalta Coating Systems, Ltd.* (Chemicals)	4,247	121,252
Celanese Corp.—Series A (Chemicals)	2,369	307,828
CF Industries Holdings, Inc. (Chemicals)	4,335	167,808
Commercial Metals Co. (Metals & Mining)	2,432	49,953
Corteva, Inc. (Chemicals)	15,096	584,517
Dow, Inc. (Chemicals)	15,027	833,999
DuPont de Nemours, Inc.(a) (Chemicals)	14,870	1,057,406
Eastman Chemical Co. (Chemicals)	2,745	275,269
Ecolab, Inc. (Chemicals)	5,032	1,088,724
Element Solutions, Inc. (Chemicals)	4,407	78,136
FMC Corp. (Chemicals)	2,629	302,151
Freeport-McMoRan, Inc. (Metals & Mining)	29,438	765,977
Huntsman Corp. (Chemicals)	4,025	101,189
Ingevity Corp.* (Chemicals)	836	63,310
International Flavors & Fragrances, Inc.(a) (Chemicals)	2,167	235,856
Linde PLC (Chemicals)	10,635	2,802,428
LyondellBasell Industries N.V.—Class A (Chemicals)	5,210	477,549
NewMarket Corp. (Chemicals)	148	58,947
Newmont Corp. (Metals & Mining)	16,270	974,411
Nucor Corp. (Metals & Mining)	6,118	325,416
PPG Industries, Inc. (Chemicals)	4,786	690,237
Reliance Steel & Aluminum Co. (Metals & Mining)	1,292	154,717
Royal Gold, Inc. (Metals & Mining)	1,328	141,246
RPM International, Inc. (Chemicals)	2,633	239,024
Steel Dynamics, Inc. (Metals & Mining)	4,049	149,287
The Chemours Co. (Chemicals)	3,331	82,575
The Mosaic Co. (Chemicals)	6,989	160,817
The Scotts Miracle-Gro Co.—Class A (Chemicals)	825	164,291
Valvoline, Inc. (Chemicals)	3,753	86,844
W.R. Grace & Co. (Chemicals)	1,260	69,073
Westlake Chemical Corp. (Chemicals)	699	57,038
TOTAL COMMON STOCKS (Cost $6,728,415)		14,383,572

Repurchase Agreements(b) (1.0%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $161,000	$161,000	$161,000
TOTAL REPURCHASE AGREEMENTS (Cost $161,000)		161,000

Collateral for Securities Loaned (7.5%)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.07%(c)	1,208,911	$1,208,911
Fidelity Investments Money Market Government Portfolio—Class I, 0.08%(c)	5,068	5,068
Invesco Government & Agency Portfolio— Institutional Shares, 0.11%(c)	22,059	22,059
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $1,236,038)		1,236,038
TOTAL INVESTMENT SECURITIES (Cost $8,125,453)—96.1%		15,780,610
Net other assets (liabilities)—3.9%		635,490
NET ASSETS—100.0%		$16,416,100

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $1,217,083.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2020.

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Basic Materials Index	Goldman Sachs International	1/25/21	0.60%	$2,030,321	$4,977

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Basic Materials :: 21

ProFund VP Basic Materials invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Chemicals	$11,735,736	71.5%
Metals & Mining	2,647,836	16.1%
Other**	2,032,528	12.4%
Total	$16,416,100	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

22 :: ProFund VP Basic Materials :: Financial Statements

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$8,125,453
Securities, at value(a)	15,619,610
Repurchase agreements, at value	161,000
Total Investment Securities, at value	15,780,610
Cash	171
Segregated cash balances for swap agreements with custodian	110,000
Dividends and interest receivable	20,748
Unrealized appreciation on swap agreements	4,977
Receivable for capital shares issued	87,899
Receivable for investments sold	1,695,781
Prepaid expenses	56
TOTAL ASSETS	17,700,242

LIABILITIES:
Payable for capital shares redeemed	10,131
Payable for collateral for securities loaned	1,236,038
Advisory fees payable	10,538
Management services fees payable	1,405
Administration fees payable	1,073
Administrative services fees payable	7,554
Distribution fees payable	7,919
Transfer agency fees payable	900
Fund accounting fees payable	621
Compliance services fees payable	76
Other accrued expenses	7,887
TOTAL LIABILITIES	1,284,142
NET ASSETS	$16,416,100
NET ASSETS CONSIST OF:
Capital	$10,308,901
Total distributable earnings (loss)	6,107,199
NET ASSETS	$16,416,100
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	236,669
Net Asset Value (offering and redemption price per share)	$69.36
(a) Includes securities on loan valued at:	$1,217,083

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$249,734
Interest	689
Income from securities lending	1,975
TOTAL INVESTMENT INCOME	252,398

EXPENSES:
Advisory fees	85,475
Management services fees	11,396
Administration fees	10,219
Transfer agency fees	8,343
Administrative services fees	31,108
Distribution fees	28,491
Custody fees	1,399
Fund accounting fees	5,883
Trustee fees	231
Compliance services fees	133
Other fees	14,653
Total Gross Expenses before reductions	197,331
Expenses reduced and reimbursed by the Advisor	(5,867)
TOTAL NET EXPENSES	191,464
NET INVESTMENT INCOME (LOSS)	60,934

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	612,846
Net realized gains (losses) on swap agreements	(51,293)
Change in net unrealized appreciation/depreciation on investment securities	1,244,574
Change in net unrealized appreciation/depreciation on swap agreements	3,013
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	1,809,140
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,870,074

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Basic Materials :: 23

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$60,934	$71,443
Net realized gains (losses) on investments	561,553	988,472
Change in net unrealized appreciation/depreciation on investments	1,247,587	851,709
Change in net assets resulting from operations	1,870,074	1,911,624

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(949,400)	(388,712)
Change in net assets resulting from distributions	(949,400)	(388,712)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	18,333,702	9,985,388
Distributions reinvested	949,400	388,712
Value of shares redeemed	(15,671,527)	(12,184,208)
Change in net assets resulting from capital transactions	3,611,575	(1,810,108)
Change in net assets	4,532,249	(287,196)

NET ASSETS:
Beginning of period	11,883,851	12,171,047
End of period	$16,416,100	$11,883,851

SHARE TRANSACTIONS:
Issued	299,803	160,189
Reinvested	14,862	6,543
Redeemed	(261,657)	(196,834)
Change in shares	53,008	(30,102)

See accompanying notes to financial statements.

24 :: ProFund VP Basic Materials :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$64.71	$56.94	$69.41	$56.66	$48.01

Investment Activities:
Net investment income (loss)(a)	0.32	0.37	0.14	0.17	0.29
Net realized and unrealized gains (losses) on investments	9.87	9.53	(12.36)	12.84	8.57
Total income (loss) from investment activities	10.19	9.90	(12.22)	13.01	8.86

Distributions to Shareholders From:
Net investment income	(0.42)	(0.22)	(0.25)	(0.26)	(0.21)
Net realized gains on investments	(5.12)	(1.91)	—	—	—
Total distributions	(5.54)	(2.13)	(0.25)	(0.26)	(0.21)

Net Asset Value, End of Period	$69.36	$64.71	$56.94	$69.41	$56.66

Total Return	16.49%	17.72%	(17.66)%	22.96%	18.49%

Ratios to Average Net Assets:
Gross expenses	1.73%	1.71%	1.74%	1.69%	1.73%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.53%	0.60%	0.21%	0.27%	0.56%

Supplemental Data:
Net assets, end of period (000’s)	$16,416	$11,884	$12,171	$33,707	$23,131
Portfolio turnover rate(b)	135%	58%	39%	127%	109%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Bear :: 25

ProFund VP Bear (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the S&P 500® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possible even direction from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2020, the Fund had a total return of -25.61%. For the same period, the Index had a total return of 18.40%1 and a volatility of 34.69%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, and financial viability. Reconstitution occurs both on a quarterly and ongoing basis.

During the year ended December 31, 2020, the Fund invested in swap agreements and futures contracts as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Bear from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Bear	-25.61%	-15.71%	-15.14%
S&P 500®	18.40%	15.22%	13.88%

Expense Ratios**

Fund	Gross	Net
ProFund VP Bear	1.74%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	(24)%
Swap Agreements	(76)%
Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Bear primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

S&P 500® – Composition

% of Index
Information Technology	28%
Health Care	13%
Consumer Discretionary	13%
Communication Services	11%
Financials	10%
Industrials	8%
Consumer Staples	7%
Utilities	3%
Materials	3%
Real Estate	2%
Energy	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

26 :: ProFund VP Bear :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2020

Repurchase Agreements(a)(b) (99.3%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $2,335,005	$2,335,000	$2,335,000
TOTAL REPURCHASE AGREEMENTS (Cost $2,335,000)		2,335,000
TOTAL INVESTMENT SECURITIES (Cost $2,335,000)—99.3%		2,335,000
Net other assets (liabilities)—0.7%		17,248
NET ASSETS—100.0%		$2,352,248

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2020, the aggregate amount held in a segregated account was $332,000.

(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Futures Contracts	3	3/22/21	$(562,320)	$(12,695)

Total Return Swap Agreements – Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P 500	Goldman Sachs International	1/27/21	(0.45)%	$(1,746,678)	$(9,885)
S&P 500	UBS AG	1/27/21	(0.25)%	(37,561)	(412)
				$(1,784,239)	$(10,297)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Bear :: 27

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$2,335,000
Repurchase agreements, at value	2,335,000
Total Investment Securities, at value	2,335,000
Cash	545
Segregated cash balances for futures contracts with brokers	36,300
Segregated cash balances for swap agreements with custodian	1,000
Interest receivable	2
Prepaid expenses	435
TOTAL ASSETS	2,373,282

LIABILITIES:
Payable for capital shares redeemed	716
Unrealized depreciation on swap agreements	10,297
Variation margin on futures contracts	3,690
Advisory fees payable	1,493
Management services fees payable	199
Administration fees payable	155
Administrative services fees payable	975
Distribution fees payable	1,020
Transfer agency fees payable	130
Fund accounting fees payable	88
Compliance services fees payable	17
Other accrued expenses	2,254
TOTAL LIABILITIES	21,034
NET ASSETS	$2,352,248
NET ASSETS CONSIST OF:
Capital	$24,343,665
Total distributable earnings (loss)	(21,991,417)
NET ASSETS	$2,352,248
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	120,054
Net Asset Value (offering and redemption price per share)	$19.59

Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME:
Interest	$12,895

EXPENSES:
Advisory fees	34,010
Management services fees	4,535
Administration fees	4,135
Transfer agency fees	3,423
Administrative services fees	13,019
Distribution fees	11,337
Custody fees	648
Fund accounting fees	2,374
Trustee fees	81
Compliance services fees	37
Other fees	7,409
Total Gross Expenses before reductions	81,008
Expenses reduced and reimbursed by the Advisor	(4,826)
TOTAL NET EXPENSES	76,182
NET INVESTMENT INCOME (LOSS)	(63,287)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	(121,379)
Net realized gains (losses) on swap agreements	(1,523,053)
Change in net unrealized appreciation/depreciation on futures contracts	2,038
Change in net unrealized appreciation/depreciation on swap agreements	(17,347)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,659,741)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,723,028)

See accompanying notes to financial statements.

28 :: ProFund VP Bear :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(63,287)	$18,942
Net realized gains (losses) on investments	(1,644,432)	(1,223,236)
Change in net unrealized appreciation/depreciation on investments	(15,309)	(13,846)
Change in net assets resulting from operations	(1,723,028)	(1,218,140)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(18,942)	(3,463)
Change in net assets resulting from distributions	(18,942)	(3,463)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	55,517,005	51,564,472
Distributions reinvested	18,942	3,463
Value of shares redeemed	(54,648,756)	(51,274,347)
Change in net assets resulting from capital transactions	887,191	293,588
Change in net assets	(854,779)	(928,015)

NET ASSETS:
Beginning of period	3,207,027	4,135,042
End of period	$2,352,248	$3,207,027

SHARE TRANSACTIONS:
Issued	2,071,685	1,672,477
Reinvested	896	116
Redeemed	(2,073,662)	(1,671,667)
Change in shares	(1,081)	926

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Bear :: 29

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019		Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016(a)
Net Asset Value, Beginning of Period	$26.47	$34.40		$33.06	$40.30	$46.37

Investment Activities:
Net investment income (loss)(b)	(0.35)	0.13		0.03	(0.32)	(0.63)
Net realized and unrealized gains (losses) on investments	(6.41)	(8.03)		1.31	(6.92)	(5.44)
Total income (loss) from investment activities	(6.76)	(7.90)		1.34	(7.24)	(6.07)

Distributions to Shareholders From:
Net investment income	(0.12)	(0.03)		—	—	—

Net Asset Value, End of Period	$19.59	$26.47		$34.40	$33.06	$40.30

Total Return	(25.61)%	(22.95)%		4.05%	(17.97)%	(13.05)%

Ratios to Average Net Assets:
Gross expenses	1.79%	1.74%		1.65%	1.68%	1.68%
Net expenses	1.68%	1.71	%(c)	1.65%	1.68%	1.68%
Net investment income (loss)	(1.40)%	0.43%		0.08%	(0.88)%	(1.42)%

Supplemental Data:
Net assets, end of period (000’s)	$2,352	$3,207		$4,135	$4,157	$6,283
Portfolio turnover rate(d)	—	—		—	—	—

(a)	As described in Note 8, share amounts have been adjusted for 1:5 reverse share split that occurred on December 5, 2016.

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

(c)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

30 :: ProFund VP Biotechnology :: Management Discussion of Fund Performance

ProFund VP Biotechnology (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. BiotechnologySM Index (the “Index”). For the year ended December 31, 2020, the Fund had a total return of 15.38%. For the same period, the Index had a total return of 17.74%1 and a volatility of 31.39%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to one and one-half times the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the biotechnology sector of the U.S. equity market. Component companies engage in the research and development of biological substances for drug discovery and diagnostic development. These companies derive most of their revenue from the sale or licensing of drugs and diagnostic tools.

During the year ended December 31, 2020, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Biotechnology from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Biotechnology	15.38%	5.35%	15.95%
Dow Jones U.S. BiotechnologySM Index	17.74%	7.16%	18.01%
S&P 500®	18.40%	15.22%	13.88%

Expense Ratios**

Fund	Gross	Net
ProFund VP Biotechnology	1.63%	1.63%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	98%
Swap Agreements	2%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
AbbVie, Inc.	18.0%
Amgen, Inc.	12.7%
Gilead Sciences, Inc.	6.9%
Vertex Pharmaceuticals, Inc.	5.8%
Illumina, Inc.	5.1%

Dow Jones U.S. BiotechnologySM Index – Composition

% of Index
Biotechnology	78%
Life Sciences Tools & Services	22%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Biotechnology :: 31

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (97.9%)

	Shares	Value
10X Genomics, Inc.*—Class A (Life Sciences Tools & Services)	3,947	$558,895
AbbVie, Inc. (Biotechnology)	102,276	10,958,874
ACADIA Pharmaceuticals, Inc.* (Biotechnology)	6,723	359,412
Acceleron Pharma, Inc.* (Biotechnology)	3,037	388,554
Agilent Technologies, Inc. (Life Sciences Tools & Services)	17,727	2,100,472
Agios Pharmaceuticals, Inc.* (Biotechnology)	3,330	144,289
Alexion Pharmaceuticals, Inc.* (Biotechnology)	12,678	1,980,811
Alkermes PLC* (Biotechnology)	9,220	183,939
Allogene Therapeutics, Inc.* (Biotechnology)	3,819	96,392
Alnylam Pharmaceuticals, Inc.* (Biotechnology)	6,730	874,698
Amgen, Inc. (Biotechnology)	33,726	7,754,282
Avantor, Inc.* (Life Sciences Tools & Services)	29,818	839,377
Berkeley Lights, Inc.* (Life Sciences Tools & Services)	485	43,364
Biogen, Inc.* (Biotechnology)	8,915	2,182,927
BioMarin Pharmaceutical, Inc.* (Biotechnology)	10,516	922,148
Bio-Techne Corp. (Life Sciences Tools & Services)	2,237	710,359
Bluebird Bio, Inc.* (Biotechnology)	3,845	166,373
Blueprint Medicines Corp.* (Biotechnology)	3,229	362,132
Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	2,882	720,097
Emergent BioSolutions, Inc.* (Biotechnology)	2,610	233,856
Exact Sciences Corp.* (Biotechnology)	9,213	1,220,630
Exelixis, Inc.* (Biotechnology)	17,973	360,718
FibroGen, Inc.* (Biotechnology)	4,851	179,924
Gilead Sciences, Inc. (Biotechnology)	72,618	4,230,725
Illumina, Inc.* (Life Sciences Tools & Services)	8,461	3,130,570
Incyte Corp.* (Biotechnology)	10,784	937,992
Ionis Pharmaceuticals, Inc.* (Biotechnology)	8,100	457,974
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	11,107	1,990,041
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	1,378	1,570,479
Moderna, Inc.* (Biotechnology)	17,422	1,820,076
Nektar Therapeutics* (Pharmaceuticals)	10,393	176,681
Neurocrine Biosciences, Inc.* (Biotechnology)	5,413	518,836
Novavax, Inc.* (Biotechnology)	3,393	378,353
PPD, Inc.* (Life Sciences Tools & Services)	6,279	214,867
PRA Health Sciences, Inc.* (Life Sciences Tools & Services)	3,716	466,135
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	6,074	2,934,410
Repligen Corp.* (Biotechnology)	2,916	558,793
Sarepta Therapeutics, Inc.* (Biotechnology)	4,572	779,480
Seagen, Inc.* (Biotechnology)	7,312	1,280,624
Syneos Health, Inc.* (Life Sciences Tools & Services)	4,398	299,636
Ultragenyx Pharmaceutical, Inc.* (Biotechnology)	3,603	498,763
United Therapeutics Corp.* (Biotechnology)	2,575	390,859
Vertex Pharmaceuticals, Inc.* (Biotechnology)	15,064	3,560,226
Vir Biotechnology, Inc.* (Biotechnology)	3,764	100,800
TOTAL COMMON STOCKS (Cost $22,388,931)		59,638,843

Repurchase Agreements(a) (2.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $1,307,003	$1,307,000	$1,307,000
TOTAL REPURCHASE AGREEMENTS (Cost $1,307,000)		1,307,000
TOTAL INVESTMENT SECURITIES (Cost $23,695,931)—100.0%		60,945,843
Net other assets (liabilities)—NM		22,762
NET ASSETS—100.0%		$60,968,605

*	Non-income producing security.

(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

NM	Not meainingful, amount is less than 0.05%.

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Biotechnology Index	Goldman Sachs International	1/25/21	0.60%	$1,242,386	$(9,169)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

32 :: ProFund VP Biotechnology :: Financial Statements

ProFund VP Biotechnology invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Biotechnology	$46,817,870	76.9%
Life Sciences Tools & Services	12,644,292	20.7%
Pharmaceuticals	176,681	0.3%
Other**	1,329,762	2.1%
Total	$60,968,605	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Biotechnology :: 33

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$23,695,931
Securities, at value	59,638,843
Repurchase agreements, at value	1,307,000
Total Investment Securities, at value	60,945,843
Cash	502
Segregated cash balances for swap agreements with custodian	305,000
Prepaid expenses	361
TOTAL ASSETS	61,251,706

LIABILITIES:
Payable for capital shares redeemed	126,823
Unrealized depreciation on swap agreements	9,169
Advisory fees payable	38,772
Management services fees payable	5,170
Administration fees payable	4,019
Administrative services fees payable	22,685
Distribution fees payable	33,974
Transfer agency fees payable	3,373
Fund accounting fees payable	2,299
Compliance services fees payable	321
Other accrued expenses	36,496
TOTAL LIABILITIES	283,101
NET ASSETS	$60,968,605
NET ASSETS CONSIST OF:
Capital	$27,556,959
Total distributable earnings (loss)	33,411,646
NET ASSETS	$60,968,605
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	742,309
Net Asset Value (offering and redemption price per share)	$82.13

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$946,723
Interest	4,108
Income from securities lending	111
TOTAL INVESTMENT INCOME	950,942

EXPENSES:
Advisory fees	441,973
Management services fees	58,929
Administration fees	53,539
Transfer agency fees	42,698
Administrative services fees	108,382
Distribution fees	147,324
Custody fees	7,961
Fund accounting fees	29,583
Trustee fees	1,192
Compliance services fees	686
Other fees	94,298
TOTAL NET EXPENSES	986,565
NET INVESTMENT INCOME (LOSS)	(35,623)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,051,438
Net realized gains (losses) on swap agreements	29,873
Change in net unrealized appreciation/depreciation on investment securities	7,098,955
Change in net unrealized appreciation/depreciation on swap agreements	11,323
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	8,191,589
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,155,966

See accompanying notes to financial statements.

34 :: ProFund VP Biotechnology :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(35,623)	$10,571
Net realized gains (losses) on investments	1,081,311	5,959,876
Change in net unrealized appreciation/depreciation on investments	7,110,278	2,329,120
Change in net assets resulting from operations	8,155,966	8,299,567

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(4,096,849)	(215,659)
Change in net assets resulting from distributions	(4,096,849)	(215,659)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	31,935,839	26,387,774
Distributions reinvested	4,096,849	215,659
Value of shares redeemed	(36,890,561)	(32,440,451)
Change in net assets resulting from capital transactions	(857,873)	(5,837,018)
Change in net assets	3,201,244	2,246,890

NET ASSETS:
Beginning of period	57,767,361	55,520,471
End of period	$60,968,605	$57,767,361

SHARE TRANSACTIONS:
Issued	395,668	381,550
Reinvested	51,572	3,321
Redeemed	(463,770)	(471,795)
Change in shares	(16,530)	(86,924)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Biotechnology :: 35

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$76.13	$65.65	$70.40	$57.44	$68.89

Investment Activities:
Net investment income (loss)(a)	(0.05)	0.01	(0.07)	(0.14)	(0.14)
Net realized and unrealized gains (losses) on investments	11.57	10.75	(4.68)	13.10	(10.47)
Total income (loss) from investment activities	11.52	10.76	(4.75)	12.96	(10.61)

Distributions to Shareholders From:
Net investment income	(0.01)	—	—	—	—
Net realized gains on investments	(5.51)	(0.28)	—	—	(0.84)
Total distributions	(5.52)	(0.28)	—	—	(0.84)

Net Asset Value, End of Period	$82.13	$76.13	$65.65	$70.40	$57.44

Total Return	15.38%	16.46%	(6.75)%	22.54%	(15.48)%

Ratios to Average Net Assets:
Gross expenses	1.67%	1.63%	1.58%	1.59%	1.57%
Net expenses	1.67%	1.63%	1.58%	1.59%	1.57%
Net investment income (loss)	(0.06)%	0.02%	(0.10)%	(0.22)%	(0.24)%

Supplemental Data:
Net assets, end of period (000’s)	$60,969	$57,767	$55,520	$68,165	$59,112
Portfolio turnover rate(b)	70%	81%	114%	157%	154%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

36 :: ProFund VP Bull :: Management Discussion of Fund Performance

ProFund VP Bull (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® (the “Index”). For the year ended December 31, 2020, the Fund had a total return of 16.03%. For the same period, the Index had a total return of 18.40%1 and a volatility of 34.69%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, and financial viability. Reconstitution occurs both on a quarterly and an ongoing basis.

During the year ended December 31, 2020, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Bull from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Bull	16.03%	12.93%	11.66%
S&P 500®	18.40%	15.22%	13.88%

Expense Ratios**

Fund	Gross	Net
ProFund VP Bull	1.70%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	63%
Futures Contracts	15%
Swap Agreements	22%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	4.2%
Microsoft Corp.	3.3%
Amazon.com, Inc.	2.8%
Alphabet, Inc.	2.1%
Facebook, Inc.	1.3%

S&P 500® – Composition

% of Index
Information Technology	28%
Health Care	13%
Consumer Discretionary	13%
Communication Services	11%
Financials	10%
Industrials	8%
Consumer Staples	7%
Utilities	3%
Materials	3%
Real Estate	2%
Energy	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Bull :: 37

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (62.8%)

	Shares		Value
3M Co. (Industrial Conglomerates)	755		$131,966
A.O. Smith Corp. (Building Products)	177		9,703
Abbott Laboratories (Health Care Equipment & Supplies)	2,320		254,017
AbbVie, Inc. (Biotechnology)	2,311		247,623
ABIOMED, Inc.* (Health Care Equipment & Supplies)	59		19,128
Accenture PLC—Class A (IT Services)	829		216,543
Activision Blizzard, Inc. (Entertainment)	1,012		93,964
Adobe, Inc.* (Software)	628		314,075
Advance Auto Parts, Inc. (Specialty Retail)	89		14,018
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	1,574		144,352
Aflac, Inc. (Insurance)	855		38,022
Agilent Technologies, Inc. (Life Sciences Tools & Services)	401		47,514
Air Products & Chemicals, Inc. (Chemicals)	289		78,961
Akamai Technologies, Inc.* (IT Services)	213		22,363
Alaska Air Group, Inc. (Airlines)	162		8,424
Albemarle Corp. (Chemicals)	139		20,505
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	162		28,872
Alexion Pharmaceuticals, Inc.* (Biotechnology)	286		44,685
Align Technology, Inc.* (Health Care Equipment & Supplies)	94		50,232
Allegion PLC (Building Products)	120		13,966
Alliant Energy Corp. (Electric Utilities)	327		16,850
Alphabet, Inc.*—Class A (Interactive Media & Services)	394		690,540
Alphabet, Inc.*—Class C (Interactive Media & Services)	380		665,714
Altria Group, Inc. (Tobacco)	2,433		99,753
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	558		1,817,367
Amcor PLC (Containers & Packaging)	2,053		24,164
Ameren Corp. (Multi-Utilities)	324		25,291
American Airlines Group, Inc.(a) (Airlines)	799		12,600
American Electric Power Co., Inc. (Electric Utilities)	650		54,126
American Express Co. (Consumer Finance)	854		103,257
American International Group, Inc. (Insurance)	1,128		42,706
American Tower Corp. (Equity Real Estate Investment Trusts)	581		130,411
American Water Works Co., Inc. (Water Utilities)	237		36,372
Ameriprise Financial, Inc. (Capital Markets)	154		29,927
AmerisourceBergen Corp. (Health Care Providers & Services)	192		18,770
AMETEK, Inc. (Electrical Equipment)	301		36,403
Amgen, Inc. (Biotechnology)	762		175,199
Amphenol Corp.—Class A (Electronic Equipment, Instruments & Components)	392		51,262
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	484		71,501
ANSYS, Inc.* (Software)	112		40,746
Anthem, Inc. (Health Care Providers & Services)	326		104,675
Aon PLC (Insurance)	299		63,170
Apache Corp. (Oil, Gas & Consumable Fuels)	494		7,010
Apartment Income REIT Corp.* (Equity Real Estate Investment Trusts)	—	(b)	9
Apple, Inc. (Technology Hardware, Storage & Peripherals)	20,920		2,775,875
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	1,195		103,129
Aptiv PLC (Auto Components)	353		45,992
Archer-Daniels-Midland Co. (Food Products)	728		36,698
Arista Networks, Inc.* (Communications Equipment)	71		20,630
Arthur J. Gallagher & Co. (Insurance)	252		31,175
Assurant, Inc. (Insurance)	78		10,625
AT&T, Inc. (Diversified Telecommunication Services)	9,328		268,273
Atmos Energy Corp. (Gas Utilities)	165		15,746
Autodesk, Inc.* (Software)	288		87,938
Automatic Data Processing, Inc. (IT Services)	561		98,848
AutoZone, Inc.* (Specialty Retail)	30		35,563
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	183		29,359
Avery Dennison Corp. (Containers & Packaging)	109		16,907
Baker Hughes Co.—Class A (Energy Equipment & Services)	898		18,723
Ball Corp. (Containers & Packaging)	428		39,881
Bank of America Corp. (Banks)	9,965		302,039
Baxter International, Inc. (Health Care Equipment & Supplies)	669		53,681
Becton, Dickinson & Co. (Health Care Equipment & Supplies)	380		95,084
Berkshire Hathaway, Inc.*—Class B (Diversified Financial Services)	2,547		590,573
Best Buy Co., Inc. (Specialty Retail)	302		30,137
Biogen, Inc.* (Biotechnology)	201		49,217
Bio-Rad Laboratories, Inc.*—Class A (Life Sciences Tools & Services)	28		16,322
BlackRock, Inc.—Class A (Capital Markets)	186		134,207
Booking Holdings, Inc.* (Internet & Direct Marketing Retail)	54		120,273
BorgWarner, Inc. (Auto Components)	320		12,365
Boston Properties, Inc. (Equity Real Estate Investment Trusts)	185		17,488
Boston Scientific Corp.* (Health Care Equipment & Supplies)	1,874		67,370
Bristol-Myers Squibb Co. (Pharmaceuticals)	2,958		183,485
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	529		231,623
Broadridge Financial Solutions, Inc. (IT Services)	151		23,133
Brown-Forman Corp.—Class B (Beverages)	239		18,984
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	178		16,709
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	522		8,498
Cadence Design Systems, Inc.* (Software)	365		49,797
Campbell Soup Co. (Food Products)	265		12,813
Capital One Financial Corp. (Consumer Finance)	599		59,211

See accompanying notes to financial statements.

38 :: ProFund VP Bull :: Financial Statements

Common Stocks, continued

	Shares	Value
Cardinal Health, Inc. (Health Care Providers & Services)	384	$20,567
CarMax, Inc.* (Specialty Retail)	215	20,309
Carnival Corp.—Class A (Hotels, Restaurants & Leisure)	973	21,075
Carrier Global Corp. (Building Products)	1,066	40,210
Catalent, Inc.* (Pharmaceuticals)	216	22,479
Caterpillar, Inc. (Machinery)	711	129,415
Cboe Global Markets, Inc. (Capital Markets)	141	13,130
CBRE Group, Inc.*—Class A (Real Estate Management & Development)	439	27,534
CDW Corp. (Electronic Equipment, Instruments & Components)	187	24,645
Celanese Corp.—Series A (Chemicals)	153	19,881
Centene Corp.* (Health Care Providers & Services)	759	45,563
CenterPoint Energy, Inc. (Multi-Utilities)	713	15,429
CenturyLink, Inc. (Diversified Telecommunication Services)	1,293	12,607
Cerner Corp. (Health Care Technology)	401	31,470
CF Industries Holdings, Inc. (Chemicals)	280	10,839
Charter Communications, Inc.*—Class A (Media)	191	126,356
Chevron Corp. (Oil, Gas & Consumable Fuels)	2,521	212,898
Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	37	51,308
Chubb, Ltd. (Insurance)	591	90,966
Church & Dwight Co., Inc. (Household Products)	325	28,350
Cigna Corp. (Health Care Providers & Services)	473	98,469
Cincinnati Financial Corp. (Insurance)	196	17,125
Cintas Corp. (Commercial Services & Supplies)	115	40,648
Cisco Systems, Inc. (Communications Equipment)	5,531	247,513
Citigroup, Inc. (Banks)	2,725	168,024
Citizens Financial Group, Inc. (Banks)	559	19,990
Citrix Systems, Inc. (Software)	161	20,946
CME Group, Inc. (Capital Markets)	470	85,564
CMS Energy Corp. (Multi-Utilities)	375	22,879
Cognizant Technology Solutions Corp.— Class A (IT Services)	700	57,365
Colgate-Palmolive Co. (Household Products)	1,122	95,942
Comcast Corp.—Class A (Media)	5,977	313,195
Comerica, Inc. (Banks)	182	10,167
Conagra Brands, Inc. (Food Products)	639	23,170
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	257	14,996
ConocoPhillips (Oil, Gas & Consumable Fuels)	1,398	55,906
Consolidated Edison, Inc. (Multi-Utilities)	448	32,377
Constellation Brands, Inc.—Class A (Beverages)	222	48,629
Copart, Inc.* (Commercial Services & Supplies)	272	34,612
Corning, Inc. (Electronic Equipment, Instruments & Components)	1,000	36,000
Corteva, Inc. (Chemicals)	975	37,752
Costco Wholesale Corp. (Food & Staples Retailing)	578	217,779
Crown Castle International Corp. (Equity Real Estate Investment Trusts)	565	89,942
CSX Corp. (Road & Rail)	1,001	90,841
Cummins, Inc. (Machinery)	194	44,057
CVS Health Corp. (Health Care Providers & Services)	1,713	116,998
Danaher Corp. (Health Care Equipment & Supplies)	828	183,932
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	170	20,250
DaVita, Inc.* (Health Care Providers & Services)	97	11,388
Deere & Co. (Machinery)	410	110,310
Delta Air Lines, Inc. (Airlines)	835	33,575
DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	286	14,975
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	501	7,921
DexCom, Inc.* (Health Care Equipment & Supplies)	126	46,585
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	207	10,019
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	367	51,200
Discover Financial Services (Consumer Finance)	401	36,303
Discovery, Inc.* (Media)	210	6,319
Discovery, Inc.*—Class C (Media)	386	10,109
DISH Network Corp.*—Class A (Media)	324	10,478
Dollar General Corp. (Multiline Retail)	321	67,506
Dollar Tree, Inc.* (Multiline Retail)	308	33,276
Dominion Energy, Inc. (Multi-Utilities)	1,068	80,314
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	52	19,940
Dover Corp. (Machinery)	189	23,861
Dow, Inc. (Chemicals)	971	53,891
DR Horton, Inc. (Household Durables)	434	29,911
DTE Energy Co. (Multi-Utilities)	253	30,717
Duke Energy Corp. (Electric Utilities)	963	88,172
Duke Realty Corp. (Equity Real Estate Investment Trusts)	487	19,465
DuPont de Nemours, Inc.(a) (Chemicals)	961	68,337
DXC Technology Co. (IT Services)	333	8,575
Eastman Chemical Co. (Chemicals)	177	17,750
Eaton Corp. PLC (Electrical Equipment)	522	62,713
eBay, Inc. (Internet & Direct Marketing Retail)	857	43,064
Ecolab, Inc. (Chemicals)	325	70,317
Edison International (Electric Utilities)	495	31,096
Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	816	74,444
Electronic Arts, Inc. (Entertainment)	380	54,568
Eli Lilly & Co. (Pharmaceuticals)	1,039	175,425
Emerson Electric Co. (Electrical Equipment)	783	62,930
Entergy Corp. (Electric Utilities)	262	26,158
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	764	38,101
Equifax, Inc. (Professional Services)	159	30,662
Equinix, Inc. (Equity Real Estate Investment Trusts)	117	83,559
Equity Residential (Equity Real Estate Investment Trusts)	448	26,557
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	85	20,181
Etsy, Inc.* (Internet & Direct Marketing Retail)	165	29,355
Everest Re Group, Ltd. (Insurance)	52	12,173
Evergy, Inc. (Electric Utilities)	297	16,486
Eversource Energy (Electric Utilities)	449	38,843

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Bull :: 39

Common Stocks, continued

	Shares	Value
Exelon Corp. (Electric Utilities)	1,277	$53,915
Expedia Group, Inc. (Internet & Direct Marketing Retail)	178	23,567
Expeditors International of Washington, Inc. (Air Freight & Logistics)	222	21,114
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	169	19,580
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	5,535	228,153
F5 Networks, Inc.* (Communications Equipment)	81	14,251
Facebook, Inc.*—Class A (Interactive Media & Services)	3,147	859,635
Fastenal Co. (Trading Companies & Distributors)	751	36,671
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	90	7,661
FedEx Corp. (Air Freight & Logistics)	316	82,040
Fidelity National Information Services, Inc. (IT Services)	812	114,866
Fifth Third Bancorp (Banks)	933	25,723
First Horizon Corp. (Banks)	1	7
First Republic Bank (Banks)	228	33,500
FirstEnergy Corp. (Electric Utilities)	710	21,733
Fiserv, Inc.* (IT Services)	728	82,890
FleetCor Technologies, Inc.* (IT Services)	109	29,738
FLIR Systems, Inc. (Electronic Equipment, Instruments & Components)	172	7,539
Flowserve Corp. (Machinery)	171	6,301
FMC Corp. (Chemicals)	170	19,538
Ford Motor Co. (Automobiles)	5,115	44,961
Fortinet, Inc.* (Software)	176	26,141
Fortive Corp. (Machinery)	441	31,232
Fortune Brands Home & Security, Inc. (Building Products)	182	15,601
Fox Corp.—Class A (Media)	442	12,871
Fox Corp.—Class B (Media)	202	5,834
Franklin Resources, Inc. (Capital Markets)	357	8,921
Freeport-McMoRan, Inc. (Metals & Mining)	1,902	49,490
Garmin, Ltd. (Household Durables)	195	23,334
Gartner, Inc.* (IT Services)	117	18,742
General Dynamics Corp. (Aerospace & Defense)	304	45,241
General Electric Co. (Industrial Conglomerates)	11,466	123,833
General Mills, Inc. (Food Products)	800	47,040
General Motors Co. (Automobiles)	1,649	68,664
Genuine Parts Co. (Distributors)	189	18,981
Gilead Sciences, Inc. (Biotechnology)	1,641	95,605
Global Payments, Inc. (IT Services)	392	84,445
Globe Life, Inc. (Insurance)	126	11,965
Halliburton Co. (Energy Equipment & Services)	1,157	21,867
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	456	6,648
Hartford Financial Services Group, Inc. (Insurance)	469	22,972
Hasbro, Inc. (Leisure Products)	167	15,621
HCA Healthcare, Inc. (Health Care Providers & Services)	345	56,739
Healthpeak Properties, Inc. (Equity Real Estate Investment Trusts)	705	21,312
Henry Schein, Inc.* (Health Care Providers & Services)	187	12,503
Hess Corp. (Oil, Gas & Consumable Fuels)	358	18,899
Hewlett Packard Enterprises Co. (Technology Hardware, Storage & Peripherals)	1,685	19,967
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	363	40,387
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	195	5,041
Hologic, Inc.* (Health Care Equipment & Supplies)	336	24,471
Honeywell International, Inc. (Industrial Conglomerates)	918	195,259
Hormel Foods Corp. (Food Products)	368	17,152
Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	923	13,503
Howmet Aerospace, Inc.* (Aerospace & Defense)	511	14,584
HP, Inc. (Technology Hardware, Storage & Peripherals)	1,798	44,213
Humana, Inc. (Health Care Providers & Services)	173	70,977
Huntington Bancshares, Inc. (Banks)	1,332	16,823
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	53	9,035
IDEX Corp. (Machinery)	99	19,721
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	112	55,985
IHS Markit, Ltd. (Professional Services)	488	43,837
Illinois Tool Works, Inc. (Machinery)	377	76,863
Illumina, Inc.* (Life Sciences Tools & Services)	191	70,670
Incyte Corp.* (Biotechnology)	244	21,223
Ingersoll Rand, Inc.* (Machinery)	487	22,188
Intel Corp. (Semiconductors & Semiconductor Equipment)	5,364	267,234
Intercontinental Exchange, Inc. (Capital Markets)	735	84,738
International Business Machines Corp. (IT Services)	1,166	146,776
International Flavors & Fragrances, Inc.(a) (Chemicals)	140	15,238
International Paper Co. (Containers & Packaging)	515	25,606
Intuit, Inc. (Software)	344	130,668
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	154	125,987
Invesco, Ltd. (Capital Markets)	493	8,593
IPG Photonics Corp.* (Electronic Equipment, Instruments & Components)	47	10,518
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	251	44,972
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	377	11,114
J.B. Hunt Transport Services, Inc. (Road & Rail)	109	14,895
Jack Henry & Associates, Inc. (IT Services)	100	16,199
Jacobs Engineering Group, Inc. (Construction & Engineering)	170	18,523
Johnson & Johnson (Pharmaceuticals)	3,446	542,331
Johnson Controls International PLC (Building Products)	948	44,167
JPMorgan Chase & Co. (Banks)	3,990	507,010

See accompanying notes to financial statements.

40 :: ProFund VP Bull :: Financial Statements

Common Stocks, continued

	Shares	Value
Juniper Networks, Inc. (Communications Equipment)	432	$9,724
Kansas City Southern (Road & Rail)	123	25,108
Kellogg Co. (Food Products)	333	20,723
KeyCorp (Banks)	1,278	20,972
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	243	32,098
Kimberly-Clark Corp. (Household Products)	445	59,999
Kimco Realty Corp. (Equity Real Estate Investment Trusts)	566	8,496
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	2,548	34,831
KLA Corp. (Semiconductors & Semiconductor Equipment)	202	52,300
L Brands, Inc. (Specialty Retail)	306	11,380
L3Harris Technologies, Inc. (Aerospace & Defense)	275	51,981
Laboratory Corp. of America Holdings* (Health Care Providers & Services)	127	25,851
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	189	89,259
Lamb Weston Holding, Inc. (Food Products)	192	15,118
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	430	25,628
Leggett & Platt, Inc. (Household Durables)	173	7,664
Leidos Holdings, Inc. (IT Services)	175	18,396
Lennar Corp.—Class A (Household Durables)	360	27,443
Lincoln National Corp. (Insurance)	238	11,974
Linde PLC (Chemicals)	687	181,030
Live Nation Entertainment, Inc.* (Entertainment)	187	13,741
LKQ Corp.* (Distributors)	367	12,933
Lockheed Martin Corp. (Aerospace & Defense)	322	114,304
Loews Corp. (Insurance)	306	13,776
Lowe’s Cos., Inc. (Specialty Retail)	959	153,929
LyondellBasell Industries N.V.—Class A (Chemicals)	337	30,889
M&T Bank Corp. (Banks)	168	21,386
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	1,033	6,890
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	852	35,239
MarketAxess Holdings, Inc. (Capital Markets)	50	28,528
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	349	46,019
Marsh & McLennan Cos., Inc. (Insurance)	664	77,687
Martin Marietta Materials, Inc. (Construction Materials)	82	23,286
Masco Corp. (Building Products)	343	18,841
Mastercard, Inc.—Class A (IT Services)	1,152	411,195
Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	350	31,028
McCormick & Co., Inc. (Food Products)	326	31,166
McDonald’s Corp. (Hotels, Restaurants & Leisure)	975	209,217
McKesson Corp. (Health Care Providers & Services)	210	36,523
Medtronic PLC (Health Care Equipment & Supplies)	1,762	206,401
Merck & Co., Inc. (Pharmaceuticals)	3,312	270,922
MetLife, Inc. (Insurance)	1,001	46,997
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	31	35,330
MGM Resorts International (Hotels, Restaurants & Leisure)	537	16,921
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	341	47,096
Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	1,457	109,537
Microsoft Corp. (Software)	9,896	2,201,067
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	150	19,004
Mohawk Industries, Inc.* (Household Durables)	78	10,994
Molson Coors Beverage Co.—Class B (Beverages)	246	11,117
Mondelez International, Inc.—Class A (Food Products)	1,872	109,456
Monster Beverage Corp.* (Beverages)	484	44,760
Moody’s Corp. (Capital Markets)	211	61,241
Morgan Stanley (Capital Markets)	1,872	128,288
Motorola Solutions, Inc. (Communications Equipment)	222	37,754
MSCI, Inc.—Class A (Capital Markets)	109	48,672
Nasdaq, Inc. (Capital Markets)	150	19,911
National Oilwell Varco, Inc. (Energy Equipment & Services)	508	6,975
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	292	19,342
Netflix, Inc.* (Entertainment)	578	312,542
Newell Brands, Inc. (Household Durables)	494	10,488
Newmont Corp. (Metals & Mining)	1,052	63,004
News Corp.—Class A (Media)	512	9,201
News Corp.—Class B (Media)	159	2,825
NextEra Energy, Inc. (Electric Utilities)	2,564	197,812
Nielsen Holdings PLC (Professional Services)	467	9,746
NIKE, Inc.—Class B (Textiles, Apparel & Luxury Goods)	1,643	232,435
NiSource, Inc. (Multi-Utilities)	502	11,516
Norfolk Southern Corp. (Road & Rail)	332	78,887
Northern Trust Corp. (Capital Markets)	272	25,334
Northrop Grumman Corp. (Aerospace & Defense)	203	61,858
NortonLifelock, Inc. (Software)	775	16,105
Norwegian Cruise Line Holdings, Ltd.* (Hotels, Restaurants & Leisure)	413	10,503
NRG Energy, Inc. (Independent Power and Renewable Electricity Producers)	320	12,016
Nucor Corp. (Metals & Mining)	395	21,010
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	810	422,982
NVR, Inc.* (Household Durables)	5	20,399
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	1,097	18,989
Old Dominion Freight Line, Inc. (Road & Rail)	126	24,593
Omnicom Group, Inc. (Media)	281	17,526
ONEOK, Inc. (Oil, Gas & Consumable Fuels)	582	22,337
Oracle Corp. (Software)	2,483	160,625
O’Reilly Automotive, Inc.* (Specialty Retail)	95	42,994
Otis Worldwide Corp. (Machinery)	533	36,004
PACCAR, Inc. (Machinery)	453	39,085

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Bull :: 41

Common Stocks, continued

	Shares	Value
Packaging Corp. of America (Containers & Packaging)	124	$17,101
Parker-Hannifin Corp. (Machinery)	169	46,037
Paychex, Inc. (IT Services)	419	39,042
Paycom Software, Inc.* (Software)	64	28,944
PayPal Holdings, Inc.* (IT Services)	1,534	359,263
Pentair PLC (Machinery)	218	11,574
People’s United Financial, Inc. (Banks)	556	7,189
PepsiCo, Inc. (Beverages)	1,809	268,275
PerkinElmer, Inc. (Life Sciences Tools & Services)	147	21,095
Perrigo Co. PLC (Pharmaceuticals)	179	8,005
Pfizer, Inc. (Pharmaceuticals)	7,276	267,830
Philip Morris International, Inc. (Tobacco)	2,038	168,726
Phillips 66 (Oil, Gas & Consumable Fuels)	572	40,006
Pinnacle West Capital Corp. (Electric Utilities)	147	11,753
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	215	24,486
Pool Corp. (Distributors)	53	19,743
PPG Industries, Inc. (Chemicals)	309	44,564
PPL Corp. (Electric Utilities)	1,006	28,369
Principal Financial Group, Inc. (Insurance)	334	16,570
Prologis, Inc. (Equity Real Estate Investment Trusts)	968	96,471
Prudential Financial, Inc. (Insurance)	518	40,440
Public Service Enterprise Group, Inc. (Multi-Utilities)	662	38,595
Public Storage (Equity Real Estate Investment Trusts)	199	45,955
PulteGroup, Inc. (Household Durables)	351	15,135
PVH Corp. (Textiles, Apparel & Luxury Goods)	93	8,732
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	149	24,774
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	1,480	225,463
Quanta Services, Inc. (Construction & Engineering)	182	13,108
Quest Diagnostics, Inc. (Health Care Providers & Services)	176	20,974
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)	63	6,536
Raymond James Financial, Inc. (Capital Markets)	160	15,307
Raytheon Technologies Corp. (Aerospace & Defense)	1,988	142,162
Realty Income Corp. (Equity Real Estate Investment Trusts)	459	28,536
Regency Centers Corp. (Equity Real Estate Investment Trusts)	207	9,437
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	137	66,186
Regions Financial Corp. (Banks)	1,257	20,263
Republic Services, Inc.—Class A (Commercial Services & Supplies)	275	26,483
ResMed, Inc. (Health Care Equipment & Supplies)	190	40,386
Robert Half International, Inc. (Professional Services)	149	9,310
Rockwell Automation, Inc. (Electrical Equipment)	152	38,123
Rollins, Inc. (Commercial Services & Supplies)	290	11,330
Roper Technologies, Inc. (Industrial Conglomerates)	137	59,059
Ross Stores, Inc. (Specialty Retail)	466	57,229
Royal Caribbean Cruises, Ltd. (Hotels, Restaurants & Leisure)	244	18,224
S&P Global, Inc. (Capital Markets)	315	103,550
Salesforce.com, Inc.* (Software)	1,198	266,591
SBA Communications Corp. (Equity Real Estate Investment Trusts)	145	40,909
Schlumberger, Ltd. (Energy Equipment & Services)	1,822	39,775
Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	293	18,213
Sealed Air Corp. (Containers & Packaging)	203	9,295
Sempra Energy (Multi-Utilities)	378	48,161
ServiceNow, Inc.* (Software)	255	140,360
Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	429	36,585
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	217	33,175
SL Green Realty Corp. (Equity Real Estate Investment Trusts)	95	5,660
Snap-on, Inc. (Machinery)	71	12,151
Southwest Airlines Co. (Airlines)	773	36,030
Stanley Black & Decker, Inc. (Machinery)	210	37,498
Starbucks Corp. (Hotels, Restaurants & Leisure)	1,536	164,322
State Street Corp. (Capital Markets)	462	33,624
STERIS PLC (Health Care Equipment & Supplies)	112	21,228
Stryker Corp. (Health Care Equipment & Supplies)	428	104,877
SVB Financial Group* (Banks)	68	26,372
Synchrony Financial (Consumer Finance)	711	24,679
Synopsys, Inc.* (Software)	200	51,848
Sysco Corp. (Food & Staples Retailing)	667	49,531
T. Rowe Price Group, Inc. (Capital Markets)	296	44,811
Take-Two Interactive Software, Inc.* (Entertainment)	151	31,376
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	363	11,282
Target Corp. (Multiline Retail)	655	115,628
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	433	52,423
TechnipFMC PLC (Energy Equipment & Services)	553	5,198
Teledyne Technologies, Inc.* (Aerospace & Defense)	48	18,815
Teleflex, Inc. (Health Care Equipment & Supplies)	61	25,106
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	217	26,016
Tesla, Inc.* (Automobiles)	993	700,731
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	1,202	197,284
Textron, Inc. (Aerospace & Defense)	300	14,499
The AES Corp. (Independent Power and Renewable Electricity Producers)	871	20,469
The Allstate Corp. (Insurance)	398	43,752
The Bank of New York Mellon Corp. (Capital Markets)	1,067	45,283
The Boeing Co. (Aerospace & Defense)	695	148,772

See accompanying notes to financial statements.

42 :: ProFund VP Bull :: Financial Statements

Common Stocks, continued

	Shares	Value
The Charles Schwab Corp. (Capital Markets)	1,953	$103,587
The Clorox Co. (Household Products)	165	33,317
The Coca-Cola Co. (Beverages)	5,063	277,655
The Cooper Cos., Inc. (Health Care Equipment & Supplies)	64	23,252
The Estee Lauder Co., Inc. (Personal Products)	297	79,058
The Gap, Inc. (Specialty Retail)	269	5,431
The Goldman Sachs Group, Inc. (Capital Markets)	450	118,670
The Hershey Co. (Food Products)	193	29,400
The Home Depot, Inc. (Specialty Retail)	1,409	374,260
The Interpublic Group of Cos., Inc. (Media)	511	12,019
The JM Smucker Co.—Class A (Food Products)	149	17,224
The Kraft Heinz Co. (Food Products)	848	29,392
The Kroger Co. (Food & Staples Retailing)	1,014	32,205
The Mosaic Co. (Chemicals)	452	10,401
The PNC Financial Services Group, Inc. (Banks)	555	82,695
The Procter & Gamble Co. (Household Products)	3,246	451,649
The Progressive Corp. (Insurance)	767	75,841
The Sherwin-Williams Co. (Chemicals)	107	78,635
The Southern Co. (Electric Utilities)	1,383	84,958
The TJX Cos., Inc. (Specialty Retail)	1,572	107,352
The Travelers Cos., Inc. (Insurance)	332	46,603
The Walt Disney Co.* (Entertainment)	2,370	429,397
The Western Union Co. (IT Services)	538	11,804
The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	1,589	31,859
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	519	241,740
Tiffany & Co. (Specialty Retail)	141	18,534
T-Mobile US, Inc.* (Wireless Telecommunication Services)	764	103,025
Tractor Supply Co. (Specialty Retail)	152	21,368
Trane Technologies PLC (Building Products)	314	45,580
TransDigm Group, Inc.* (Aerospace & Defense)	71	43,938
Truist Financial Corp. (Banks)	1,765	84,596
Twitter, Inc.* (Interactive Media & Services)	1,041	56,370
Tyler Technologies, Inc.* (Software)	53	23,136
Tyson Foods, Inc.—Class A (Food Products)	385	24,809
U.S. Bancorp (Banks)	1,794	83,582
UDR, Inc. (Equity Real Estate Investment Trusts)	385	14,796
Ulta Beauty, Inc.* (Specialty Retail)	74	21,250
Under Armour, Inc.*(a)—Class A (Textiles, Apparel & Luxury Goods)	247	4,241
Under Armour, Inc.*—Class C (Textiles, Apparel & Luxury Goods)	255	3,794
Union Pacific Corp. (Road & Rail)	882	183,649
United Airlines Holdings , Inc.* (Airlines)	383	16,565
United Parcel Service, Inc.—Class B (Air Freight & Logistics)	936	157,623
United Rentals, Inc.* (Trading Companies & Distributors)	94	21,800
UnitedHealth Group, Inc. (Health Care Providers & Services)	1,242	435,544
Universal Health Services, Inc.—Class B (Health Care Providers & Services)	102	14,025
Unum Group (Insurance)	267	6,125
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	534	30,208
Varian Medical Systems, Inc.* (Health Care Equipment & Supplies)	120	21,001
Ventas, Inc. (Equity Real Estate Investment Trusts)	490	24,030
VeriSign, Inc.* (IT Services)	131	28,348
Verisk Analytics, Inc.—Class A (Professional Services)	213	44,216
Verizon Communications, Inc. (Diversified Telecommunication Services)	5,417	318,249
Vertex Pharmaceuticals, Inc.* (Biotechnology)	340	80,356
VF Corp. (Textiles, Apparel & Luxury Goods)	419	35,787
ViacomCBS, Inc.—Class B (Media)	740	27,572
Viatris, Inc.* (Pharmaceuticals)	1,579	29,590
Visa, Inc.—Class A (IT Services)	2,220	485,581
Vontier Corp.* (Electronic Equipment, Instruments & Components)	176	5,878
Vornado Realty Trust (Equity Real Estate Investment Trusts)	205	7,655
Vulcan Materials Co. (Construction Materials)	173	25,657
W.R. Berkley Corp. (Insurance)	184	12,221
W.W. Grainger, Inc. (Trading Companies & Distributors)	59	24,092
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	941	37,527
Walmart, Inc. (Food & Staples Retailing)	1,815	261,632
Waste Management, Inc. (Commercial Services & Supplies)	509	60,026
Waters Corp.* (Life Sciences Tools & Services)	81	20,041
WEC Energy Group, Inc. (Multi-Utilities)	413	38,008
Wells Fargo & Co. (Banks)	5,412	163,334
Welltower, Inc. (Equity Real Estate Investment Trusts)	546	35,283
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	97	27,481
Western Digital Corp. (Technology Hardware, Storage & Peripherals)	398	22,045
Westinghouse Air Brake Technologies Corp. (Machinery)	234	17,129
WestRock Co. (Containers & Packaging)	344	14,974
Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	977	32,759
Whirlpool Corp. (Household Durables)	82	14,800
Willis Towers Watson PLC (Insurance)	169	35,605
Wynn Resorts, Ltd. (Hotels, Restaurants & Leisure)	127	14,329
Xcel Energy, Inc. (Electric Utilities)	688	45,869
Xerox Holdings Corp. (Technology Hardware, Storage & Peripherals)	218	5,055
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	321	45,508
Xylem, Inc. (Machinery)	236	24,022
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	395	42,881
Zebra Technologies Corp.*—Class A (Electronic Equipment, Instruments & Components)	70	26,903
Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	271	41,758
Zions Bancorp (Banks)	215	9,340
Zoetis, Inc. (Pharmaceuticals)	622	102,941
TOTAL COMMON STOCKS (Cost $8,884,301)		41,441,374

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Bull :: 43

Repurchase Agreements(c)(d) (37.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $24,704,052	$24,704,000	$24,704,000
TOTAL REPURCHASE AGREEMENTS (Cost $24,704,000)		24,704,000

Collateral for Securities Loaned (0.1%)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.07%(e)	82,938	$82,938
Fidelity Investments Money Market Government Portfolio—Class I, 0.08%(e)	348	348
Invesco Government & Agency Portfolio— Institutional Shares, 0.11%(e)	1,514	1,514
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $84,800)		84,800
TOTAL INVESTMENT SECURITIES (Cost $33,673,101)—100.3%		66,230,174
Net other assets (liabilities)—(0.3)%		(186,154)
NET ASSETS—100.0%		$66,044,020

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $83,222.
(b)	Number of shares is less than 0.50.
(c)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2020, the aggregate amount held in a segregated account was $1,754,000.
(d)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(e)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2020.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Futures Contracts	53	3/22/21	$9,934,320	$224,091

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P 500	Goldman Sachs International	1/27/21	0.65%	$13,046,504	$73,793
S&P 500	UBS AG	1/27/21	0.60%	1,611,354	12,695
				$14,657,858	$86,488

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

44 :: ProFund VP Bull :: Financial Statements

ProFund VP Bull invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Aerospace & Defense	$665,189	1.0%
Air Freight & Logistics	277,486	0.4%
Airlines	107,194	0.2%
Auto Components	58,357	0.1%
Automobiles	814,356	1.2%
Banks	1,603,012	2.5%
Beverages	669,420	1.1%
Biotechnology	780,094	1.2%
Building Products	188,068	0.3%
Capital Markets	1,141,886	1.7%
Chemicals	758,528	1.1%
Commercial Services & Supplies	173,099	0.3%
Communications Equipment	329,872	0.5%
Construction & Engineering	31,631	NM
Construction Materials	48,943	0.1%
Consumer Finance	223,450	0.3%
Containers & Packaging	147,928	0.2%
Distributors	51,657	0.1%
Diversified Financial Services	590,573	0.9%
Diversified Telecommunication Services	599,129	0.9%
Electric Utilities	716,140	1.1%
Electrical Equipment	200,169	0.3%
Electronic Equipment, Instruments & Components	247,266	0.4%
Energy Equipment & Services	92,538	0.1%
Entertainment	935,588	1.4%
Equity Real Estate Investment Trusts	975,789	1.5%
Food & Staples Retailing	598,674	0.9%
Food Products	414,161	0.6%
Gas Utilities	15,746	NM
Health Care Equipment & Supplies	1,577,381	2.4%
Health Care Providers & Services	1,089,566	1.6%
Health Care Technology	31,470	NM
Hotels, Restaurants & Leisure	701,004	1.1%
Household Durables	160,168	0.2%
Household Products	669,257	1.0%
Independent Power and Renewable Electricity Producers	32,485	NM
Industrial Conglomerates	510,117	0.8%
Insurance	768,490	1.2%
Interactive Media & Services	2,272,259	3.5%
Internet & Direct Marketing Retail	2,033,626	3.1%
IT Services	2,274,112	3.4%
Leisure Products	15,621	NM
Life Sciences Tools & Services	497,684	0.8%
Machinery	687,448	1.1%
Media	554,305	0.8%
Metals & Mining	133,504	0.2%
Multiline Retail	216,410	0.3%
Multi-Utilities	343,287	0.5%
Oil, Gas & Consumable Fuels	852,287	1.3%
Personal Products	79,058	0.1%
Pharmaceuticals	1,603,008	2.4%
Professional Services	137,771	0.2%
Real Estate Management & Development	27,534	NM
Road & Rail	417,973	0.6%
Semiconductors & Semiconductor Equipment	2,122,261	3.2%
Software	3,558,987	5.5%
Specialty Retail	913,754	1.4%
Technology Hardware, Storage & Peripherals	2,904,710	4.4%
Textiles, Apparel & Luxury Goods	309,455	0.5%
Tobacco	268,479	0.4%
Trading Companies & Distributors	82,563	0.1%
Water Utilities	36,372	0.1%
Wireless Telecommunication Services	103,025	0.2%
Other**	24,602,646	37.2%
Total	$66,044,020	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Bull :: 45

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Total Investment Securities, at cost	$33,673,101
Securities, at value(a)	41,526,174
Repurchase agreements, at value	24,704,000
Total Investment Securities, at value	66,230,174
Cash	12,184
Segregated cash balances for futures contracts with brokers	641,300
Dividends and interest receivable	30,650
Unrealized appreciation on swap agreements	86,488
Receivable for capital shares issued	33,817
Variation margin on futures contracts	65,190
Prepaid expenses	4,538
TOTAL ASSETS	67,104,341

LIABILITIES:
Payable for capital shares redeemed	814,155
Payable for collateral for securities loaned	84,800
Advisory fees payable	41,611
Management services fees payable	5,548
Administration fees payable	4,228
Administrative services fees payable	29,850
Distribution fees payable	32,276
Transfer agency fees payable	3,548
Fund accounting fees payable	2,555
Compliance services fees payable	334
Other accrued expenses	41,416
TOTAL LIABILITIES	1,060,321
NET ASSETS	$66,044,020
NET ASSETS CONSIST OF:
Capital	$32,324,567
Total distributable earnings (loss)	33,719,453
NET ASSETS	$66,044,020
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,112,315
Net Asset Value (offering and redemption price per share)	$59.38
(a) Includes securities on loan valued at:	$83,222

Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$668,064
Interest	66,746
Income from securities lending	455
TOTAL INVESTMENT INCOME	735,265

EXPENSES:
Advisory fees	437,805
Management services fees	58,373
Administration fees	53,579
Transfer agency fees	42,663
Administrative services fees	148,674
Distribution fees	145,935
Custody fees	8,870
Fund accounting fees	31,139
Trustee fees	1,238
Compliance services fees	668
Other fees	77,553
Total Gross Expenses before reductions	1,006,497
Expenses reduced and reimbursed by the Advisor	(17,082)
TOTAL NET EXPENSES	989,415
NET INVESTMENT INCOME (LOSS)	(254,150)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	2,963,367
Net realized gains (losses) on futures contracts	1,417,442
Net realized gains (losses) on swap agreements	875,158
Change in net unrealized appreciation/depreciation on investment securities	2,943,269
Change in net unrealized appreciation/depreciation on futures contracts	68,489
Change in net unrealized appreciation/depreciation on swap agreements	124,196
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	8,391,921
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,137,771

See accompanying notes to financial statements.

46 :: ProFund VP Bull :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(254,150)	$197,148
Net realized gains (losses) on investments	5,255,967	11,132,642
Change in net unrealized appreciation/depreciation on investments	3,135,954	3,196,756
Change in net assets resulting from operations	8,137,771	14,526,546

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(3,153,052)	(1,205,822)
Change in net assets resulting from distributions	(3,153,052)	(1,205,822)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	133,700,471	239,398,218
Distributions reinvested	3,153,052	1,205,822
Value of shares redeemed	(141,766,141)	(246,878,704)
Change in net assets resulting from capital transactions	(4,912,618)	(6,274,664)
Change in net assets	72,101	7,046,060

NET ASSETS:
Beginning of period	65,971,919	58,925,859
End of period	$66,044,020	$65,971,919

SHARE TRANSACTIONS:
Issued	2,571,796	4,930,838
Reinvested	55,639	25,200
Redeemed	(2,745,422)	(5,113,563)
Change in shares	(117,987)	(157,525)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Bull :: 47

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020		Year Ended Dec. 31, 2019		Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$53.62		$42.46		$50.65		$43.55	$40.57

Investment Activities:
Net investment income (loss)(a)	(0.23)		0.16		0.11		(0.13)	(0.19)
Net realized and unrealized gains (losses) on investments	8.70		11.98		(2.71)		8.48	4.09
Total income (loss) from investment activities	8.47		12.14		(2.60)		8.35	3.90

Distributions to Shareholders From:
Net investment income	(0.05)		(0.13)		—		—	—
Net realized gains on investments	(2.66)		(0.85)		(5.59)		(1.25)	(0.92)
Total distributions	(2.71)		(0.98)		(5.59)		(1.25)	(0.92)

Net Asset Value, End of Period	$59.38		$53.62		$42.46		$50.65	$43.55

Total Return	16.03%		28.88%		(6.15	)%(b)	19.34%	9.66%

Ratios to Average Net Assets:
Gross expenses	1.72%		1.70%		1.69%		1.68%	1.71%
Net expenses	1.69	%(c)	1.70	%(c)	1.62	%(b)	1.68%	1.68%
Net investment income (loss)	(0.44)%		0.32%		0.23	%(b)	(0.28)%	(0.45)%

Supplemental Data:
Net assets, end of period (000’s)	$66,044		$65,972		$58,926		$92,541	$77,915
Portfolio turnover rate(d)	4%		56%		8%		3%	4%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.68% and 0.17%, respectively, and the total return would have been (6.22)%.
(c)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year period ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

48 :: ProFund VP Consumer Goods :: Management Discussion of Fund Performance

ProFund VP Consumer Goods seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer GoodsSM Index (the “Index”). For the year ended December 31, 2020, the Fund had a total return of 31.05%. For the same period, the Index had a return of 33.18%1 and a volatility of 31.76%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of consumer goods sector of the U.S. equity market. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing accessories, and footwear.

During the year ended December 31, 2020, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Consumer Goods from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Consumer Goods	31.05%	10.98%	11.40%
Dow Jones U.S. Consumer GoodsSM Index	33.18%	12.83%	13.29%
S&P 500®	18.40%	15.22%	13.88%

Expense Ratios**

Fund	Gross	Net
ProFund VP Consumer Goods	1.73%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	98%
Swap Agreements	2%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Tesla, Inc.	16.9%
The Procter & Gamble Co.	10.9%
The Coca-Cola Co.	6.7%
PepsiCo, Inc.	6.5%
NIKE, Inc.	5.6%

Dow Jones U.S. Consumer GoodsSM Index – Composition

% of Index
Food, Beverage & Tobacco	35%
Automobiles & Components	23%
Household & Personal Products	19%
Consumer Durables & Apparel	16%
Media & Entertainment	5%
Retailing	1%
Capital Goods	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Consumer Goods :: 49

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (97.9%)

	Shares	Value
Activision Blizzard, Inc. (Entertainment)	4,473	$415,319
Altria Group, Inc. (Tobacco)	10,758	441,078
Aptiv PLC (Auto Components)	1,563	203,643
Archer-Daniels-Midland Co. (Food Products)	3,221	162,371
Autoliv, Inc. (Auto Components)	456	41,998
Beyond Meat, Inc.* (Food Products)	286	35,750
BorgWarner, Inc. (Auto Components)	1,416	54,714
Brown-Forman Corp.—Class B (Beverages)	1,056	83,878
Brunswick Corp. (Leisure Products)	454	34,613
Bunge, Ltd. (Food Products)	808	52,989
Campbell Soup Co. (Food Products)	1,173	56,715
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)	253	23,800
Church & Dwight Co., Inc. (Household Products)	1,439	125,524
Colgate-Palmolive Co. (Household Products)	4,962	424,301
Columbia Sportswear Co. (Textiles, Apparel & Luxury Goods)	176	15,379
Conagra Brands, Inc. (Food Products)	2,826	102,471
Constellation Brands, Inc.—Class A (Beverages)	981	214,888
Coty, Inc.—Class A (Personal Products)	1,641	11,520
Darling Ingredients, Inc.* (Food Products)	939	54,162
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	163	46,745
DR Horton, Inc. (Household Durables)	1,919	132,258
Electronic Arts, Inc. (Entertainment)	1,679	241,104
Energizer Holdings, Inc. (Household Products)	338	14,257
Flowers Foods, Inc. (Food Products)	1,140	25,798
Ford Motor Co. (Automobiles)	22,618	198,812
General Mills, Inc. (Food Products)	3,538	208,034
General Motors Co. (Automobiles)	7,291	303,597
Gentex Corp. (Auto Components)	1,419	48,147
Genuine Parts Co. (Distributors)	835	83,859
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	2,017	29,408
Harley-Davidson, Inc. (Automobiles)	887	32,553
Hasbro, Inc. (Leisure Products)	738	69,033
Helen of Troy, Ltd.* (Household Durables)	147	32,662
Herbalife Nutrition, Ltd.* (Personal Products)	564	27,100
Hormel Foods Corp. (Food Products)	1,625	75,741
Ingredion, Inc. (Food Products)	388	30,524
Jefferies Financial Group, Inc. (Diversified Financial Services)	1,198	29,471
Kellogg Co. (Food Products)	1,471	91,540
Keurig Dr Pepper, Inc. (Beverages)	3,340	106,880
Kimberly-Clark Corp. (Household Products)	1,969	265,480
Lamb Weston Holding, Inc. (Food Products)	847	66,693
Lancaster Colony Corp. (Food Products)	113	20,761
Lear Corp. (Auto Components)	316	50,253
Leggett & Platt, Inc. (Household Durables)	767	33,978
Lennar Corp.—Class A (Household Durables)	1,593	121,434
Lennar Corp.—Class B (Household Durables)	89	5,447
Levi Strauss & Co. (Textiles, Apparel & Luxury Goods)	386	7,751
Lululemon Athletica, Inc.* (Textiles, Apparel & Luxury Goods)	687	239,096
Mattel, Inc.* (Leisure Products)	2,015	35,162
McCormick & Co., Inc. (Food Products)	1,440	137,664
Mohawk Industries, Inc.* (Household Durables)	346	48,769
Molson Coors Beverage Co.—Class B (Beverages)	1,089	49,212
Mondelez International, Inc.—Class A (Food Products)	8,278	484,014
Monster Beverage Corp.* (Beverages)	2,139	197,815
National Beverage Corp.(a) (Beverages)	68	5,773
Newell Brands, Inc. (Household Durables)	2,188	46,451
NIKE, Inc.—Class B (Textiles, Apparel & Luxury Goods)	7,263	1,027,496
NVR, Inc.* (Household Durables)	20	81,597
Peloton Interactive, Inc.*—Class A (Leisure Products)	1,479	224,393
PepsiCo, Inc. (Beverages)	7,998	1,186,103
Performance Food Group Co.* (Food & Staples Retailing)	773	36,803
Philip Morris International, Inc. (Tobacco)	9,015	746,352
Pilgrim’s Pride Corp.* (Food Products)	283	5,550
Polaris, Inc. (Leisure Products)	337	32,109
Pool Corp. (Distributors)	232	86,420
Post Holdings, Inc.* (Food Products)	355	35,859
PulteGroup, Inc. (Household Durables)	1,552	66,922
PVH Corp. (Textiles, Apparel & Luxury Goods)	411	38,589
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)	280	29,047
Reynolds Consumer Products, Inc. (Household Products)	316	9,493
Seaboard Corp. (Food Products)	1	3,031
Skechers U.S.A., Inc.*—Class A (Textiles, Apparel & Luxury Goods)	785	28,213
Stanley Black & Decker, Inc. (Machinery)	928	165,704
Take-Two Interactive Software, Inc.* (Entertainment)	665	138,180
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	1,606	49,914
Tempur Sealy International, Inc.* (Household Durables)	1,111	29,997
Tesla, Inc.* (Automobiles)	4,389	3,097,187
The Boston Beer Co., Inc.*—Class A (Beverages)	53	52,697
The Clorox Co. (Household Products)	729	147,200
The Coca-Cola Co. (Beverages)	22,388	1,227,759
The Estee Lauder Co., Inc. (Personal Products)	1,311	348,975
The Hain Celestial Group, Inc.* (Food Products)	478	19,192
The Hershey Co. (Food Products)	853	129,937
The JM Smucker Co.—Class A (Food Products)	660	76,296
The Kraft Heinz Co. (Food Products)	3,752	130,044
The Procter & Gamble Co. (Household Products)	14,352	1,996,936
Thor Industries, Inc. (Automobiles)	321	29,850
Toll Brothers, Inc. (Household Durables)	665	28,908
TreeHouse Foods, Inc.* (Food Products)	327	13,894
Tyson Foods, Inc.—Class A (Food Products)	1,703	109,741
Under Armour, Inc.*—Class A (Textiles, Apparel & Luxury Goods)	1,092	18,750

See accompanying notes to financial statements.

50  :: ProFund VP Consumer Goods :: Financial Statements

Common Stocks, continued

	Shares	Value
Under Armour, Inc.*—Class C (Textiles, Apparel & Luxury Goods)	1,128	$16,785
US Foods Holding Corp.* (Food & Staples Retailing)	1,280	42,636
VF Corp. (Textiles, Apparel & Luxury Goods)	1,851	158,094
Whirlpool Corp. (Household Durables)	362	65,337
Zynga, Inc.* (Entertainment)	5,815	57,394
TOTAL COMMON STOCKS (Cost $6,566,700)		17,987,773

Repurchase Agreements(b) (2.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $389,001	$389,000	$389,000
TOTAL REPURCHASE AGREEMENTS (Cost $389,000)		389,000

Collateral for Securities Loaned(NM)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.07%(c)	4,792	$4,792
Fidelity Investments Money Market Government Portfolio—Class I, 0.08%(c)	20	20
Invesco Government & Agency Portfolio— Institutional Shares, 0.11%(c)	88	88
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $4,900)		4,900
TOTAL INVESTMENT SECURITIES (Cost $6,960,600)—100.0%		18,381,673
Net other assets (liabilities)—NM		(8,812)
NET ASSETS—100.0%		$18,372,861

*	Non-income producing security.

(a)	All or part of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $4,754.

(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(c)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2020.

NM	Not meaningful, amount is less than 0.05%.

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Consumer Goods Index	Goldman Sachs International	1/25/21	0.60%	$393,948	$7,449

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Consumer Goods invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Auto Components	$398,755	2.2%
Automobiles	3,661,999	19.9%
Beverages	3,125,005	17.0%
Distributors	170,279	0.9%
Diversified Financial Services	29,471	0.2%
Entertainment	851,997	4.6%
Food & Staples Retailing	79,439	0.4%
Food Products	2,128,771	11.6%
Household Durables	693,760	3.8%
Household Products	2,983,191	16.2%
Leisure Products	395,310	2.2%
Machinery	165,704	0.9%
Personal Products	387,595	2.1%
Textiles, Apparel & Luxury Goods	1,729,067	9.4%
Tobacco	1,187,430	6.5%
Other**	385,088	2.1%
Total	$18,372,861	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Consumer Goods :: 51

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$6,960,600
Securities, at value(a)	17,992,673
Repurchase agreements, at value	389,000
Total Investment Securities, at value	18,381,673
Cash	1
Dividends and interest receivable	35,967
Unrealized appreciation on swap agreements	7,449
Receivable for capital shares issued	60,988
Prepaid expenses	70
TOTAL ASSETS	18,486,148

LIABILITIES:
Payable for capital shares redeemed	71,318
Payable for collateral for securities loaned	4,900
Advisory fees payable	10,946
Management services fees payable	1,460
Administration fees payable	1,188
Administrative services fees payable	6,807
Distribution fees payable	6,397
Transfer agency fees payable	997
Fund accounting fees payable	705
Compliance services	93
Other accrued expenses	8,476
TOTAL LIABILITIES	113,287
NET ASSETS	$18,372,861
NET ASSETS CONSIST OF:
Capital	$7,157,236
Total distributable earnings (loss)	11,215,625
NET ASSETS	$18,372,861
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	295,438
Net Asset Value (offering and redemption price per share)	$62.19
(a) Includes securities on loan valued at:	$4,754

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$305,867
Interest	638
Income from securities lending	55
TOTAL INVESTMENT INCOME	306,560

EXPENSES:
Advisory fees	105,616
Management services fees	14,082
Administration fees	12,675
Transfer agency fees	10,272
Administrative services fees	41,943
Distribution fees	35,205
Custody fees	2,318
Fund accounting fees	7,408
Trustee fees	282
Compliance services fees	167
Other fees	17,304
Total Gross Expenses before reductions	247,272
Expenses reduced and reimbursed by the Advisor	(10,693)
TOTAL NET EXPENSES	236,579
NET INVESTMENT INCOME (LOSS)	69,981

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	485,235
Net realized gains (losses) on swap agreements	130,105
Change in net unrealized appreciation/depreciation on investment securities	3,227,890
Change in net unrealized appreciation/depreciation on swap agreements	7,228
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,850,458
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,920,439

See accompanying notes to financial statements.

52  :: ProFund VP Consumer Goods :: Financial Statements

Statements of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$69,981	$110,861
Net realized gains (losses) on investments	615,340	94,233
Change in net unrealized appreciation/depreciation on investments	3,235,118	2,328,633
Change in net assets resulting from operations	3,920,439	2,533,727

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(257,808)	(1,848,713)
Change in net assets resulting from distributions	(257,808)	(1,848,713)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	29,203,257	11,763,405
Distributions reinvested	257,808	1,848,713
Value of shares redeemed	(26,887,846)	(11,149,089)
Change in net assets resulting from capital transactions	2,573,219	2,463,029
Change in net assets	6,235,850	3,148,043

NET ASSETS:
Beginning of period	12,137,011	8,988,968
End of period	$18,372,861	$12,137,011

SHARE TRANSACTIONS:
Issued	598,676	245,718
Reinvested	4,680	42,227
Redeemed	(559,659)	(230,959)
Change in shares	43,697	56,986

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Consumer Goods :: 53

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$48.21	$46.16	$66.23	$59.18	$57.77

Investment Activities:
Net investment income (loss)(a)	0.25	0.49	0.70	0.49	0.48
Net realized and unrealized gains (losses) on investments	14.61	10.83	(9.43)	8.33	1.59
Total income (loss) from investment activities	14.86	11.32	(8.73)	8.82	2.07

Distributions to Shareholders From:
Net investment income	(0.38)	(0.80)	(0.74)	(0.82)	(0.66)
Net realized gains on investments	(0.50)	(8.47)	(10.60)	(0.95)	—
Total distributions	(0.88)	(9.27)	(11.34)	(1.77)	(0.66)
Net Asset Value, End of Period	$62.19	$48.21	$46.16	$66.23	$59.18

Total Return	31.05%	26.56%	(14.80)%	15.05%	3.54%

Ratios to Average Net Assets:
Gross expenses	1.75%	1.73%	1.72%	1.68%	1.68%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.50%	1.01%	1.23%	0.76%	0.81%

Supplemental Data:
Net assets, end of period (000’s)	$18,373	$12,137	$8,989	$18,827	$16,374
Portfolio turnover rate(b)	141%	71%	41%	107%	84%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

54 :: ProFund VP Consumer Services :: Management Discussion of Fund Performance

ProFund VP Consumer Services (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer ServicesSM Index (the “Index”). For the year ended December 31, 2020, the Fund had a total return of 28.34%. For the same period, the Index had a return of 29.76%1 and a volatility of 31.85%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to one and one-half times the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of consumer services sector of the U.S. equity market. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism.

During the year ended December 31, 2020, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount he counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Consumer Services from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Consumer Services	28.34%	14.69%	15.46%
Dow Jones U.S. Consumer ServicesSM Index	29.76%	16.48%	17.35%
S&P 500®	18.40%	15.22%	13.88%

Expense Ratios**

Fund	Gross	Net
ProFund VP Consumer Services	1.72%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	89%
Swap Agreements	11%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	24.2%
The Walt Disney Co.	5.7%
The Home Depot, Inc.	5.0%
Comcast Corp.	4.2%
Netflix, Inc.	4.2%

Dow Jones U.S. Consumer ServicesSM Index – Composition

% of Index
Retailing	49%
Media & Entertainment	23%
Consumer Services	13%
Food & Staples Retailing	9%
Transportation	3%
Commercial & Professional Services	2%
Health Care Equipment & Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Consumer Services :: 55

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (89.3%)

	Shares	Value
Aaron’s Co., Inc. (The)* (Specialty Retail)	186	$3,527
Advance Auto Parts, Inc. (Specialty Retail)	378	59,539
Airbnb, Inc.*—Class A (Hotels, Restaurants & Leisure)	287	42,132
Alaska Air Group, Inc. (Airlines)	689	35,828
Albertsons Cos., Inc.(a)—Class A (Food & Staples Retailing)	262	4,606
Altice USA, Inc.* (Media)	1,357	51,390
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2,376	7,738,466
AMERCO (Road & Rail)	50	22,698
American Airlines Group, Inc.(a) (Airlines)	3,402	53,650
AmerisourceBergen Corp. (Health Care Providers & Services)	820	80,163
Aramark (Hotels, Restaurants & Leisure)	1,410	54,257
AutoNation, Inc.* (Specialty Retail)	328	22,891
AutoZone, Inc.* (Specialty Retail)	129	152,922
Best Buy Co., Inc. (Specialty Retail)	1,284	128,130
BJ’s Wholesale Club Holdings, Inc.* (Food & Staples Retailing)	764	28,482
Booking Holdings, Inc.* (Internet & Direct Marketing Retail)	229	510,045
Boyd Gaming Corp.* (Hotels, Restaurants & Leisure)	447	19,185
Bright Horizons Family Solutions, Inc.* (Diversified Consumer Services)	338	58,471
Burlington Stores, Inc.* (Specialty Retail)	369	96,512
Cable One, Inc. (Media)	30	66,832
Cardinal Health, Inc. (Health Care Providers & Services)	1,634	87,517
CarMax, Inc.* (Specialty Retail)	914	86,336
Carnival Corp.—Class A (Hotels, Restaurants & Leisure)	4,140	89,672
Carvana Co.* (Specialty Retail)	314	75,216
Casey’s General Stores, Inc. (Food & Staples Retailing)	206	36,796
Charter Communications, Inc.*—Class A (Media)	813	537,840
Chegg, Inc.* (Diversified Consumer Services)	718	64,857
Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	156	216,327
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)	160	17,077
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	198	38,568
Comcast Corp.—Class A (Media)	25,437	1,332,898
Copart, Inc.* (Commercial Services & Supplies)	1,157	147,229
Costco Wholesale Corp. (Food & Staples Retailing)	2,458	926,124
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)	132	17,413
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	726	86,481
Delta Air Lines, Inc. (Airlines)	3,553	142,866
Dick’s Sporting Goods, Inc. (Specialty Retail)	366	20,573
Discovery, Inc.* (Media)	893	26,870
Discovery, Inc.*—Class C (Media)	1,643	43,030
DISH Network Corp.*—Class A (Media)	1,377	44,532
Dollar General Corp. (Multiline Retail)	1,365	287,060
Dollar Tree, Inc.* (Multiline Retail)	1,310	141,532
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	219	83,978
DraftKings, Inc.*—Class A (Hotels, Restaurants & Leisure)	1,767	82,272
Expedia Group, Inc. (Internet & Direct Marketing Retail)	758	100,359
Five Below, Inc.* (Specialty Retail)	311	54,419
Floor & Decor Holdings, Inc.* (Specialty Retail)	579	53,760
Foot Locker, Inc. (Specialty Retail)	582	23,536
Fox Corp.—Class A (Media)	1,880	54,746
Fox Corp.—Class B (Media)	861	24,866
frontdoor, Inc.*—Class A (Diversified Consumer Services)	476	23,900
Grand Canyon Education, Inc.* (Diversified Consumer Services)	261	24,302
H&R Block, Inc. (Diversified Consumer Services)	1,021	16,193
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	1,545	171,897
Hyatt Hotels Corp.—Class A (Hotels, Restaurants & Leisure)	198	14,702
IAA, Inc.* (Commercial Services & Supplies)	749	48,670
IHS Markit, Ltd. (Professional Services)	2,076	186,487
JetBlue Airways Corp.* (Airlines)	1,751	25,460
Kohl’s Corp. (Multiline Retail)	878	35,726
L Brands, Inc. (Specialty Retail)	1,301	48,384
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	1,829	109,008
Liberty Broadband Corp.*—Class A (Media)	130	20,485
Liberty Broadband Corp.*—Class C (Media)	1,180	186,877
Liberty Media Corp-Liberty Formula One*— Class A (Entertainment)	143	5,433
Liberty Media Corp-Liberty Formula One*— Class C (Entertainment)	1,133	48,266
Liberty Media Corp-Liberty SiriusXM*— Class A (Media)	460	19,867
Liberty Media Corp-Liberty SiriusXM*— Class C (Media)	960	41,770
Lithia Motors, Inc.—Class A (Specialty Retail)	146	42,730
Live Nation Entertainment, Inc.* (Entertainment)	797	58,564
LiveRamp Holdings, Inc.* (IT Services)	370	27,080
LKQ Corp.* (Distributors)	1,559	54,939
Lowe’s Cos., Inc. (Specialty Retail)	4,082	655,201
Lyft, Inc.* (Road & Rail)	1,376	67,603
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	1,483	195,620
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	229	31,423
McDonald’s Corp. (Hotels, Restaurants & Leisure)	4,151	890,723
MGM Resorts International (Hotels, Restaurants & Leisure)	2,283	71,937
Murphy USA, Inc. (Specialty Retail)	148	19,369
National Vision Holdings, Inc.* (Specialty Retail)	451	20,426
Netflix, Inc.* (Entertainment)	2,461	1,330,736

See accompanying notes to financial statements.

56  :: ProFund VP Consumer Services :: Financial Statements

Common Stocks, continued

	Shares	Value
News Corp.—Class A (Media)	2,177	$39,121
News Corp.—Class B (Media)	677	12,030
Nexstar Media Group, Inc.—Class A (Media)	245	26,752
Norwegian Cruise Line Holdings, Ltd.* (Hotels, Restaurants & Leisure)	1,758	44,706
Ollie’s Bargain Outlet Holdings, Inc.* (Multiline Retail)	317	25,921
Omnicom Group, Inc. (Media)	1,197	74,657
O’Reilly Automotive, Inc.* (Specialty Retail)	403	182,386
Penske Automotive Group, Inc. (Specialty Retail)	179	10,631
Pinterest, Inc.*—Class A (Interactive Media & Services)	2,846	187,551
Planet Fitness, Inc.* (Hotels, Restaurants & Leisure)	456	35,399
Qurate Retail, Inc.—Class A (Internet & Direct Marketing Retail)	2,160	23,695
RH* (Specialty Retail)	87	38,934
Roku, Inc.* (Household Durables)	607	201,536
Rollins, Inc. (Commercial Services & Supplies)	1,233	48,173
Ross Stores, Inc. (Specialty Retail)	1,983	243,532
Royal Caribbean Cruises, Ltd. (Hotels, Restaurants & Leisure)	1,037	77,454
Service Corp. International (Diversified Consumer Services)	962	47,234
Sirius XM Holdings, Inc. (Media)	6,626	42,208
Southwest Airlines Co. (Airlines)	3,288	153,253
Sprouts Farmers Market, Inc.* (Food & Staples Retailing)	656	13,186
Starbucks Corp. (Hotels, Restaurants & Leisure)	6,539	699,542
Sysco Corp. (Food & Staples Retailing)	2,837	210,676
Target Corp. (Multiline Retail)	2,790	492,519
TEGNA, Inc. (Media)	1,220	17,019
Terminix Global Holdings, Inc.* (Diversified Consumer Services)	736	37,543
Texas Roadhouse, Inc.—Class A (Hotels, Restaurants & Leisure)	364	28,450
The Gap, Inc. (Specialty Retail)	1,145	23,118
The Home Depot, Inc. (Specialty Retail)	5,998	1,593,188
The Interpublic Group of Cos., Inc. (Media)	2,172	51,085
The Kroger Co. (Food & Staples Retailing)	4,313	136,981
The Madison Square Garden Co.*—Class A (Entertainment)	97	17,858
The New York Times Co.—Class A (Media)	807	41,778
The TJX Cos., Inc. (Specialty Retail)	6,689	456,792
The Walt Disney Co.* (Entertainment)	10,087	1,827,562
The Wendy’s Co. (Hotels, Restaurants & Leisure)	998	21,876
Tiffany & Co. (Specialty Retail)	602	79,133
Tractor Supply Co. (Specialty Retail)	649	91,236
TripAdvisor, Inc.* (Interactive Media & Services)	535	15,397
Uber Technologies, Inc.* (Road & Rail)	7,763	395,912
Ulta Beauty, Inc.* (Specialty Retail)	314	90,168
United Airlines Holdings , Inc.* (Airlines)	1,631	70,541
Vail Resorts, Inc. (Hotels, Restaurants & Leisure)	224	62,487
ViacomCBS, Inc.—Class A (Media)	58	2,194
ViacomCBS, Inc.—Class B (Media)	3,147	117,257
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	4,003	159,640
Walmart, Inc. (Food & Staples Retailing)	7,724	1,113,414
Warner Music Group Corp.—Class A (Entertainment)	493	18,729
Wayfair, Inc.*—Class A (Internet & Direct Marketing Retail)	405	91,453
Williams-Sonoma, Inc. (Specialty Retail)	427	43,486
World Wrestling Entertainment, Inc.—Class A (Entertainment)	260	12,493
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	519	30,849
Wynn Resorts, Ltd. (Hotels, Restaurants & Leisure)	541	61,041
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	1,681	182,489
ZoomInfo Technologies, Inc.*—Class A (Interactive Media & Services)	455	21,945
TOTAL COMMON STOCKS (Cost $15,309,674)		28,512,464

Repurchase Agreements(b) (1.2%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $392,001	$392,000	$392,000
TOTAL REPURCHASE AGREEMENTS (Cost $392,000)		392,000

Collateral for Securities Loaned (0.1%)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.07%(c)	34,914	$34,914
Fidelity Investments Money Market Government Portfolio—Class I, 0.08%(c)	146	146
Invesco Government & Agency Portfolio— Institutional Shares, 0.11%(c)	637	637
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $35,697)		35,697
TOTAL INVESTMENT SECURITIES (Cost $15,737,371)—90.6%		28,940,161
Net other assets (liabilities)—9.4%		2,994,558
NET ASSETS—100.0%		$31,934,719

*	Non-income producing security.

(a)	All or part of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $34,321.

(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(c)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2020.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Consumer Services :: 57

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Consumer Services Index	Goldman Sachs International	1/25/21	0.60%	$3,409,514	$8,517

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Consumer Services invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Airlines	$481,598	1.5%
Commercial Services & Supplies	244,072	0.8%
Distributors	54,939	0.2%
Diversified Consumer Services	272,500	0.9%
Entertainment	3,319,641	10.4%
Food & Staples Retailing	2,629,905	8.2%
Health Care Providers & Services	167,680	0.5%
Hotels, Restaurants & Leisure	3,476,965	10.9%
Household Durables	201,536	0.6%
Interactive Media & Services	224,893	0.7%
Internet & Direct Marketing Retail	8,464,018	26.5%
IT Services	27,080	0.1%
Media	2,876,104	9.0%
Multiline Retail	982,758	3.1%
Professional Services	186,487	0.6%
Road & Rail	486,213	1.5%
Specialty Retail	4,416,075	13.8%
Other**	3,422,255	10.7%
Total	$31,934,719	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

58  :: ProFund VP Consumer Services :: Financial Statements

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$15,737,371
Securities, at value(a)	28,548,161
Repurchase agreements, at value	392,000
Total Investment Securities, at value	28,940,161
Cash	423
Segregated cash balances for swap agreements with custodian	270,000
Dividends and interest receivable	8,565
Unrealized appreciation on swap agreements	8,517
Receivable for capital shares issued	53,150
Receivable for investments sold	2,799,256
Prepaid expenses	143
TOTAL ASSETS	32,080,215

LIABILITIES:
Payable for capital shares redeemed	35,551
Payable for collateral for securities loaned	35,697
Advisory fees payable	19,197
Management services fees payable	2,559
Administration fees payable	2,058
Administrative services fees payable	15,608
Distribution fees payable	15,141
Transfer agency fees payable	1,727
Fund accounting fees payable	1,211
Compliance services fees payable	160
Other accrued expenses	16,587
TOTAL LIABILITIES	145,496
NET ASSETS	$31,934,719
NET ASSETS CONSIST OF:
Capital	$17,574,805
Total distributable earnings (loss)	14,359,914
NET ASSETS	$31,934,719
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	419,366
Net Asset Value (offering and redemption price per share)	$76.15
(a) Includes securities on loan valued at:	$34,321

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$250,030
Interest	2,868
Income from securities lending	1,135
TOTAL INVESTMENT INCOME	254,033

EXPENSES:
Advisory fees	197,858
Management services fees	26,381
Administration fees	23,905
Transfer agency fees	19,252
Administrative services fees	73,058
Distribution fees	65,953
Custody fees	3,877
Fund accounting fees	13,756
Trustee fees	539
Compliance services fees	287
Other fees	35,962
Total Gross Expenses before reductions	460,828
Expenses reduced and reimbursed by the Advisor	(17,625)
TOTAL NET EXPENSES	443,203
NET INVESTMENT INCOME (LOSS)	(189,170)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,851,538
Net realized gains (losses) on swap agreements	193,507
Change in net unrealized appreciation/depreciation on investment securities	4,374,514
Change in net unrealized appreciation/depreciation on swap agreements	2,912
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	6,422,471
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,233,301

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Consumer Services :: 59

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(189,170)	$(140,308)
Net realized gains (losses) on investments	2,045,045	12,818,995
Change in net unrealized appreciation/depreciation on investments	4,377,426	(6,928,885)
Change in net assets resulting from operations	6,233,301	5,749,802

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(9,139,256)	(1,296,563)
Change in net assets resulting from distributions	(9,139,256)	(1,296,563)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	25,070,116	18,478,590
Distributions reinvested	9,139,256	1,296,563
Value of shares redeemed	(26,214,874)	(22,603,792)
Change in net assets resulting from capital transactions	7,994,498	(2,828,639)
Change in net assets	5,088,543	1,624,600

NET ASSETS:
Beginning of period	26,846,176	25,221,576
End of period	$31,934,719	$26,846,176

SHARE TRANSACTIONS:
Issued	317,539	228,896
Reinvested	125,075	16,674
Redeemed	(346,817)	(284,659)
Change in shares	95,797	(39,089)

See accompanying notes to financial statements.

60  :: ProFund VP Consumer Services :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019		Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$82.97	$69.55		$72.88		$61.58	$59.70

Investment Activities:
Net investment income (loss)(a)	(0.56)	(0.40)		(0.29)		(0.12)	(0.12)
Net realized and unrealized gains (losses) on investments	22.85	17.30		1.12		11.42	2.61
Total income (loss) from investment activities	22.29	16.90		0.83		11.30	2.49

Distributions to Shareholders From:
Net realized gains on investments	(29.11)	(3.48)		(4.16)		—	(0.61)

Net Asset Value, End of Period	$76.15	$82.97		$69.55		$72.88	$61.58

Total Return	28.34%	24.64%		0.62	%(b)	18.37%	4.18%

Ratios to Average Net Assets:
Gross expenses	1.75%	1.72%		1.73%		1.72%	1.73%
Net expenses	1.68%	1.71	%(c)	1.65	%(b)	1.68%	1.68%
Net investment income (loss)	(0.72)%	(0.50)%		(0.38	)%(b)	(0.18)%	(0.20)%

Supplemental Data:
Net assets, end of period (000’s)	$31,935	$26,846		$25,222		$32,762	$27,416
Portfolio turnover rate(d)	116%	182%		82%		81%	66%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.67% and (0.40)%, respectively, and the total return would have been 0.60%.

(c)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Dow 30 :: 61

ProFund VP Dow 30 (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Industrial Average® (the “Index”). For the year ended December 31, 2020, the Fund had a total return of 7.41%. For the same period, the Index had a total return of 9.72%1 and a volatility of 37.05%. For the year, the Fund achieved an average daily statistical correlation of 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is a price-weighted index. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors, and accurately represents the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks. Instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment, and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates that one component be replaced, the entire Index is reviewed.

During the year ended December 31, 2020, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Dow 30 from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Dow 30	7.41%	11.48%	9.45%
Dow Jones Industrial Average®	9.72%	14.65%	12.97%

Expense Ratios**

Fund	Gross	Net
ProFund VP Dow 30	1.47%	1.47%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Dow 30 primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Dow Jones Industrial Average® Index – Composition

% of Index
Information Technology	22%
Health Care	18%
Industrials	17%
Financials	14%
Consumer Discretionary	13%
Consumer Staples	8%
Communication Services	5%
Energy	2%
Materials	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

62  :: ProFund VP Dow 30 :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2020

Repurchase Agreements(a)(b) (164.2%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $632,001	$632,000	$632,000
TOTAL REPURCHASE AGREEMENTS (Cost $632,000)		632,000
TOTAL INVESTMENT SECURITIES (Cost $632,000)—164.2%		632,000
Net other assets (liabilities)—(64.2)%		(247,071)
NET ASSETS—100.0%		$384,929

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2020, the aggregate amount held in a segregated account was $236,000.

(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones Industrial Average	Goldman Sachs International	1/27/21	0.60%	$100,277	$2,869
Dow Jones Industrial Average	UBS AG	1/27/21	0.60%	284,151	3,517
				$384,428	$6,386

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Dow 30 :: 63

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$632,000
Repurchase agreements, at value	632,000
Total Investment Securities, at value	632,000
Cash	216
Unrealized appreciation on swap agreements	6,386
Prepaid expenses	2
TOTAL ASSETS	638,604

LIABILITIES:
Payable for capital shares redeemed	252,549
Advisory fees payable	354
Management services fees payable	47
Administration fees payable	34
Administrative services fees payable	157
Distribution fees payable	239
Transfer agency fees payable	31
Fund accounting fees payable	21
Compliance services fees payable	3
Other accrued expenses	240
TOTAL LIABILITIES	253,675
NET ASSETS	$384,929
NET ASSETS CONSIST OF:
Capital	$1,954,695
Total distributable earnings (loss)	(1,569,766)
NET ASSETS	$384,929
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	16,546
Net Asset Value (offering and redemption price per share)	$23.26

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Interest	$1,164

EXPENSES:
Advisory fees	3,312
Management services fees	442
Administration fees	367
Transfer agency fees	317
Administrative services fees	513
Distribution fees	1,104
Custody fees	64
Fund accounting fees	218
Trustee fees	9
Compliance services fees	6
Other fees	614
TOTAL NET EXPENSES	6,966
NET INVESTMENT INCOME (LOSS)	(5,802)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	70,081
Change in net unrealized appreciation/depreciation on swap agreements	7,638
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	77,719
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$71,917

See accompanying notes to financial statements.

64  :: ProFund VP Dow 30 :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(5,802)	$2,163
Net realized gains (losses) on investments	70,081	107,737
Change in net unrealized appreciation/depreciation on investments	7,638	(3,215)
Change in net assets resulting from operations	71,917	106,685

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(111,280)	(837)
Change in net assets resulting from distributions	(111,280)	(837)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	18,480,818	15,592,838
Distributions reinvested	111,280	837
Value of shares redeemed	(18,483,574)	(15,691,099)
Change in net assets resulting from capital transactions	108,524	(97,424)
Change in net assets	69,161	8,424

NET ASSETS:
Beginning of period	315,768	307,344
End of period	$384,929	$315,768

SHARE TRANSACTIONS:
Issued	800,228	590,876
Reinvested	5,026	33
Redeemed	(799,920)	(593,022)
Change in shares	5,334	(2,113)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Dow 30 :: 65

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$28.16	$23.07	$31.90	$36.39	$32.23

Investment Activities:
Net investment income (loss)(a)	(0.31)	0.15	0.05	(0.24)	(0.38)
Net realized and unrealized gains (losses) on investments	2.05	4.97	(1.18)	7.74	4.54
Total income (loss) from investment activities	1.74	5.12	(1.13)	7.50	4.16

Distributions to Shareholders From:
Net investment income	(0.13)	(0.03)	—	—	—
Net realized gains on investments	(6.51)	—	(7.70)	(11.99)	—
Total distributions	(6.64)	(0.03)	(7.70)	(11.99)	—

Net Asset Value, End of Period	$23.26	$28.16	$23.07	$31.90	$36.39

Total Return	7.41%	22.18%	(6.03)%	23.63%	12.91%

Ratios to Average Net Assets:
Gross expenses	1.58%	1.47%	1.49%	1.44%	1.44%
Net expenses	1.58%	1.47%	1.49%	1.44%	1.44%
Net investment income (loss)	(1.31)%	0.56%	0.16%	(0.68)%	(1.15)%

Supplemental Data:
Net assets, end of period (000’s)	$385	$316	$307	$349	$330
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

66 :: ProFund VP Emerging Markets :: Management Discussion of Fund Performance

ProFund VP Emerging Markets (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P/BNY Mellon Emerging 50 ADR Index (USD) (the “Index”). For the year ended December 31, 2020, the Fund had a total return of 26.72%. For the same period, the Index had a total return of 28.58%1 and a volatility of 33.69%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to that of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is a free-float adjusted, market capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on Nasdaq. As of December 31, 2020, the Index consists of companies from the following emerging market countries: Brazil, China, India, Indonesia, Mexico, South Africa, South Korea and Taiwan. The Index is expressed in U.S. dollar terms and as such should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

During the year ended December 31, 2020, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Emerging Markets from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Emerging Markets	26.72%	14.56%	2.35%
S&P/BNY Mellon Emerging 50 ADR Index (USD)	28.58%	16.20%	3.96%

Expense Ratios**

Fund	Gross	Net
ProFund VP Emerging Markets	1.74%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	93%
Swap Agreements	7%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	18.7%
Alibaba Group Holding, Ltd.	15.8%
HDFC Bank, Ltd.	4.8%
JD.com, Inc.	4.1%
NIO, Inc.	3.3%

S&P/BNY Mellon Emerging 50 ADR Index (USD) – Composition

Industry Breakdown	% of Index
Consumer Discretionary	33%
Information Technology	26%
Financials	13%
Communication Services	12%
Materials	7%
Energy	4%
Consumer Staples	2%
Health Care	1%
Industrials	1%
Real Estate	1%
Country Composition
China	47%
Taiwan	23%
India	12%
Brazil	10%
Other	8%

 Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Emerging Markets :: 67

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (91.3%)

	Shares	Value
Alibaba Group Holding, Ltd.*ADR (Internet & Direct Marketing Retail)	17,990	$4,186,812
Ambev S.A.ADR (Beverages)	60,785	186,002
America Movil S.A.B. de C.V.ADR (Wireless Telecommunication Services)	16,447	239,139
AngloGold Ashanti, Ltd.ADR (Metals & Mining)	5,751	130,088
ASE Technology Holding Co., Ltd.ADR (Semiconductors & Semiconductor Equipment)	23,343	136,323
Baidu, Inc.*ADR (Interactive Media & Services)	3,761	813,279
Banco Bradesco S.A.ADR (Banks)	61,188	321,849
Beigene, Ltd.*ADR (Biotechnology)	539	139,272
Bilibili, Inc.*ADR (Entertainment)	2,161	185,241
Cemex SAB de CV*ADR (Construction Materials)	20,884	107,970
China Life Insurance Co., Ltd.ADR (Insurance)	20,531	227,073
China Mobile, Ltd.ADR (Wireless Telecommunication Services)	15,254	435,349
China Petroleum & Chemical Corp.ADR (Oil, Gas & Consumable Fuels)	3,520	156,992
Chunghwa Telecom Co., Ltd.ADR (Diversified Telecommunication Services)	5,244	202,523
CNOOC, Ltd.ADR (Oil, Gas & Consumable Fuels)	2,218	203,280
Dr. Reddy’s Laboratories, Ltd.ADR (Pharmaceuticals)	1,674	119,339
Fomento Economico Mexicano S.A.B. de C.V.ADR (Beverages)	2,563	194,199
GDS Holdings, Ltd.*ADR (IT Services)	1,576	147,577
Gold Fields, Ltd.ADR (Metals & Mining)	12,186	112,964
GSX Techedu, Inc.*ADR (Diversified Consumer Services)	1,386	71,670
HDFC Bank, Ltd.*ADR (Banks)	17,591	1,271,126
ICICI Bank, Ltd.*ADR (Banks)	35,222	523,399
Infosys Technologies, Ltd.ADR (IT Services)	50,537	856,602
iQIYI, Inc.*ADR (Entertainment)	4,352	76,073
Itau Unibanco Holding S.A.ADR (Banks)	66,856	407,153
JD.com, Inc.*ADR (Internet & Direct Marketing Retail)	12,380	1,088,202
KB Financial Group, Inc.*ADR (Banks)	5,392	213,524
KE Holdings, Inc.*ADR (Real Estate Management & Development)	2,194	135,019
Natura & Co. Holding SAADR (Personal Products)	5,783	115,660
NetEase, Inc.ADR (Entertainment)	5,530	529,607
New Oriental Education & Technology Group, Inc.*ADR (Diversified Consumer Services)	2,050	380,911
NIO, Inc.*ADR (Automobiles)	17,684	861,918
Petroleo Brasileiro S.A.ADR (Oil, Gas & Consumable Fuels)	25,669	288,263
Pinduoduo, Inc.*ADR (Internet & Direct Marketing Retail)	4,823	856,902
POSCOADR (Metals & Mining)	4,427	275,846
PT Telekomunikasi Indonesia TbkADR (Diversified Telecommunication Services)	6,560	154,291
Shinhan Financial Group Co., Ltd.*ADR (Banks)	7,126	212,070
Sibanye Stillwater, Ltd.ADR (Metals & Mining)	9,483	150,685
SK Telecom Co., Ltd.ADR (Wireless Telecommunication Services)	4,913	120,270
Suzano Papel e Celulose S.A.*ADR (Paper & Forest Products)	9,765	109,173
Taiwan Semiconductor Manufacturing Co., Ltd.ADR (Semiconductors & Semiconductor Equipment)	45,452	4,956,086
TAL Education Group*ADR (Diversified Consumer Services)	5,512	394,163
Tencent Music Entertainment Group*ADR (Entertainment)	5,736	110,361
Trip.com Group, Ltd.*ADR (Internet & Direct Marketing Retail)	6,301	212,533
United Microelectronics Corp.ADR (Semiconductors & Semiconductor Equipment)	31,876	268,715
Vale S.A.ADR (Metals & Mining)	47,389	794,239
Vipshop Holdings, Ltd.*ADR (Internet & Direct Marketing Retail)	5,335	149,967
Wipro, Ltd.ADR (IT Services)	20,501	115,831
ZTO Express Cayman, Inc.ADR (Air Freight & Logistics)	8,691	253,430
TOTAL COMMON STOCKS (Cost $11,619,815)		24,198,960

Preferred Stock (1.3%)
Petroleo Brasileiro S.A.ADR (Oil, Gas & Consumable Fuels)	31,687	350,458
TOTAL PREFERRED STOCK (Cost $44,210)		350,458

Repurchase Agreements(a)(b) (6.3%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $1,657,003	$1,657,000	$1,657,000
TOTAL REPURCHASE AGREEMENTS (Cost $1,657,000)		1,657,000
TOTAL INVESTMENT SECURITIES (Cost $13,321,025)—98.9%		26,206,418
Net other assets (liabilities)—1.1%		303,077
NET ASSETS—100.0%		$26,509,495

*	Non-income producing security.

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2020, the aggregate amount held in a segregated account was $333,000.

(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

68 :: ProFund VP Emerging Markets :: Financial Statements

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P/BNY Mellon Emerging 50 ADR Index (USD)	Goldman Sachs International	1/27/21	0.55%	$1,062,234	$7,452
S&P/BNY Mellon Emerging 50 ADR Index (USD)	UBS AG	1/27/21	0.60%	868,203	1,652
				$1,930,437	$9,104

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Emerging Markets invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Air Freight & Logistics	$253,430	1.0%
Automobiles	861,918	3.3%
Banks	2,949,121	11.0%
Beverages	380,201	1.4%
Biotechnology	139,272	0.5%
Construction Materials	107,970	0.4%
Diversified Consumer Services	846,744	3.2%
Diversified Telecommunication Services	356,814	1.4%
Entertainment	901,282	3.3%
Insurance	227,073	0.9%
Interactive Media & Services	813,279	3.1%
Internet & Direct Marketing Retail	6,494,416	24.4%
IT Services	1,120,010	4.3%
Metals & Mining	1,463,822	5.6%
Oil, Gas & Consumable Fuels	998,993	3.8%
Paper & Forest Products	109,173	0.4%
Personal Products	115,660	0.4%
Pharmaceuticals	119,339	0.5%
Real Estate Management & Development	135,019	0.5%
Semiconductors & Semiconductor Equipment	5,361,124	20.2%
Wireless Telecommunication Services	794,758	3.0%
Other**	1,960,077	7.4%
Total	$26,509,495	100.0%

ProFund VP Emerging Markets invested in securities with exposure to the following countries as of December 31, 2020:

	Value	% of Net Assets
Brazil	$2,572,797	9.7%
China	11,180,282	42.2%
Hong Kong	435,349	1.6%
India	2,886,297	10.9%
Indonesia	154,291	0.6%
Mexico	541,308	2.0%
South Africa	393,737	1.5%
South Korea	821,710	3.1%
Taiwan	5,563,647	21.0%
Other**	1,960,077	7.4%
Total	$26,509,495	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Emerging Markets :: 69

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$13,321,025
Securities, at value	24,549,418
Repurchase agreements, at value	1,657,000
Total Investment Securities, at value	26,206,418
Cash	227
Dividends and interest receivable	52,938
Unrealized appreciation on swap agreements	9,104
Receivable for capital shares issued	308,191
Prepaid expenses	764
TOTAL ASSETS	26,577,642

LIABILITIES:
Payable for capital shares redeemed	1,015
Advisory fees payable	17,251
Management services fees payable	2,300
Administration fees payable	1,791
Administrative services fees payable	14,836
Distribution fees payable	15,749
Transfer agency fees payable	1,503
Fund accounting fees payable	1,034
Compliance services fees payable	125
Other accrued expenses	12,543
TOTAL LIABILITIES	68,147
NET ASSETS	$26,509,495
NET ASSETS CONSIST OF:
Capital	$21,371,560
Total distributable earnings (loss)	5,137,935
NET ASSETS	$26,509,495
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	723,603
Net Asset Value (offering and redemption price per share)	$36.64

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$316,537
Interest	3,664
Foreign tax withholding	(42,112)
Income from securities lending	764
TOTAL INVESTMENT INCOME	278,853

EXPENSES:
Advisory fees	150,099
Management services fees	20,013
Administration fees	17,667
Transfer agency fees	14,417
Administrative services fees	47,294
Distribution fees	50,033
Custody fees	13,667
Fund accounting fees	10,104
Trustee fees	420
Compliance services fees	220
Other fees	24,913
Total Gross Expenses before reductions	348,847
Expenses reduced and reimbursed by the Advisor	(12,624)
TOTAL NET EXPENSES	336,223
NET INVESTMENT INCOME (LOSS)	(57,370)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(631,182)
Net realized gains (losses) on swap agreements	239,246
Change in net unrealized appreciation/depreciation on investment securities	4,617,781
Change in net unrealized appreciation/depreciation on swap agreements	27,596
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	4,253,441
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,196,071

See accompanying notes to financial statements.

70 :: ProFund VP Emerging Markets :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(57,370)	$117,347
Net realized gains (losses) on investments	(391,936)	195,836
Change in net unrealized appreciation/depreciation on investments	4,645,377	3,504,179
Change in net assets resulting from operations	4,196,071	3,817,362

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(117,347)	(84,945)
Change in net assets resulting from distributions	(117,347)	(84,945)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	35,488,770	45,916,725
Distributions reinvested	117,347	84,945
Value of shares redeemed	(39,127,017)	(40,847,675)
Change in net assets resulting from capital transactions	(3,520,900)	5,153,995
Change in net assets	557,824	8,886,412

NET ASSETS:
Beginning of period	25,951,671	17,065,259
End of period	$26,509,495	$25,951,671

SHARE TRANSACTIONS:
Issued	1,201,057	1,742,107
Reinvested	3,737	3,531
Redeemed	(1,373,518)	(1,578,311)
Change in shares	(168,724)	167,327

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Emerging Markets :: 71

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020		Year Ended Dec. 31, 2019		Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$29.08		$23.54		$27.85	$20.91	$18.86

Investment Activities:
Net investment income (loss)(a)	(0.08)		0.15		0.09	0.06	0.02
Net realized and unrealized gains (losses) on investments	7.82		5.53		(4.33)	6.89	2.06
Total income (loss) from investment activities	7.74		5.68		(4.24)	6.95	2.08

Distributions to Shareholders From:
Net investment income	(0.18)		(0.14)		(0.07)	(0.01)	(0.03)

Net Asset Value, End of Period	$36.64		$29.08		$23.54	$27.85	$20.91

Total Return	26.72	%(b)	24.23	%(c)	(15.27)%	33.26%	11.01%

Ratios to Average Net Assets:
Gross expenses	1.74%		1.74%		1.74%	1.70%	1.72%
Net expenses	1.68%		1.68%		1.68%	1.68%	1.68%
Net investment income (loss)	(0.29)%		0.58%		0.34%	0.21%	0.10%

Supplemental Data:
Net assets, end of period (000’s)	$26,509		$25,952		$17,065	$34,450	$14,906
Portfolio turnover rate(d)	108%		83%		21%	54%	118%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	During the year ended December 31, 2020, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.20%.

(c)	During the year ended December 31, 2019, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.69%.

(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

72 :: ProFund VP Europe 30 :: Management Discussion of Fund Performance

ProFund VP Europe 30 (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index® (the “Index”). For the year ended December 31, 2020, the Fund had a total return of -9.23%. For the same period, the Index had a price return of -8.84%1 and a volatility of 4.37%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index, created by ProFund Advisors, is composed of companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on Nasdaq as depositary receipts or ordinary shares and meet certain liquidity requirements. The component companies included in the Index are the 30 most liquid companies based upon their U.S. dollar-traded volume. Their relative weights are determined using a modified market capitalization method. The Index is reconstituted annually. The Index is expressed in U.S. dollar terms and as such should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Europe 30 from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Europe 30	-9.23%	3.45%	2.23%
ProFunds Europe 30 Index®	-8.84%	1.74%	0.37%
STOXX Europe 50® Index	2.18%	5.78%	4.30%

Expense Ratios**

Fund	Gross	Net
ProFund VP Europe 30	1.79%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
ASML Holding N.V.	6.6%
SAP SE	5.5%
Anheuser-Busch InBev N.V.	5.0%
Royal Dutch Shell PLC	4.9%
Rio Tinto PLC	4.7%

ProFunds Europe 30® Index – Composition

Industry Breakdown	% of Index
Health Care	19%
Energy	18%
Information Technology	17%
Consumer Staples	13%
Financials	13%
Materials	7%
Industrials	5%
Communication Services	3%
Utilities	3%
Consumer Discretionary	2%
Country Composition
United Kingdom	39%
Netherlands	16%
Germany	9%
France	8%
Other	28%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table DO NOT reflect the theoretical reinvestment of dividends on securities in the Index nor the impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

[3]	The STOXX Europe 50® Index is a capitalization-weighted index of 50 European blue-chip stocks. The graph and table reflect the theoretical reinvestment of dividends in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Europe 30 :: 73

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (99.9%)

	Shares	Value
Anheuser-Busch InBev N.V.ADR (Beverages)	10,575	$739,298
ArcelorMittal SA*NYS—Class A (Metals & Mining)	15,862	363,239
Argenx SE*ADR (Biotechnology)	729	214,392
ASML Holding N.V.NYS (Semiconductors & Semiconductor Equipment)	2,006	978,366
AstraZeneca PLCADR (Pharmaceuticals)	10,940	546,890
Banco Santander S.A.ADR (Banks)	146,955	448,213
Barclays PLCADR (Banks)	49,228	393,332
BioNTech SE*ADR (Biotechnology)	2,370	193,202
BP PLCADR (Oil, Gas & Consumable Fuels)	24,431	501,324
British American Tobacco PLCADR (Tobacco)	14,951	560,513
Diageo PLCADR (Beverages)	3,646	579,021
Equinor ASAADR (Oil, Gas & Consumable Fuels)	27,531	452,059
GlaxoSmithKline PLCADR (Pharmaceuticals)	12,216	449,549
GW Pharmaceuticals PLC*ADR (Pharmaceuticals)	1,458	168,268
HSBC Holdings PLC*ADR (Banks)	24,249	628,291
ING Groep N.V.*ADR (Banks)	42,482	401,030
Jumia Technologies AG*ADR (Internet & Direct Marketing Retail)	7,293	294,273
National Grid PLCADR (Multi-Utilities)	7,110	419,703
Nokia Corp.*ADR(a) (Communications Equipment)	89,522	350,031
NOVO Nordisk A/SADR (Pharmaceuticals)	9,663	674,961
RELX PLCADR (Professional Services)	17,686	436,137
Rio Tinto PLCADR (Metals & Mining)	9,298	699,396
Royal Dutch Shell PLCADR—Class A (Oil, Gas & Consumable Fuels)	20,421	717,594
Ryanair Holdings PLC*ADR (Airlines)	3,282	360,954
SanofiADR (Pharmaceuticals)	11,122	540,418
SAP SEADR (Software)	6,199	808,288
Telefonaktiebolaget LM EricssonADR (Communications Equipment)	34,459	411,785
Tenaris S.A.ADR (Energy Equipment & Services)	19,509	311,169
TOTAL S.A.ADR (Oil, Gas & Consumable Fuels)	15,315	641,852
Vodafone Group PLCADR (Wireless Telecommunication Services)	25,708	423,668
TOTAL COMMON STOCKS (Cost $10,403,173)		14,707,216

Collateral for Securities Loaned (1.6%)
BlackRock Liquidity Funds FedFund Portfolio— Institutional Shares, 0.07%(b)	237,585	237,585
Fidelity Investments Money Market Government Portfolio—Class I, 0.08%(b)	996	996
Invesco Government & Agency Portfolio— Institutional Shares, 0.11%(b)	4,335	4,335
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $242,916)		242,916
TOTAL INVESTMENT SECURITIES (Cost $10,646,089)—101.5%		14,950,132
Net other assets (liabilities)—(1.5)%		(220,646)
NET ASSETS—100.0%		$14,729,486

*	Non-income producing security.

(a)	All or part of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $237,450.

(b)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2020.

ADR	American Depositary Receipt

NYS	New York Shares

ProFund VP Europe 30 invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Airlines	$360,954	2.5%
Banks	1,870,866	12.6%
Beverages	1,318,319	8.9%
Biotechnology	407,594	2.8%
Communications Equipment	761,816	5.2%
Energy Equipment & Services	311,169	2.1%
Internet & Direct Marketing Retail	294,273	2.0%
Metals & Mining	1,062,635	7.2%
Multi-Utilities	419,703	2.8%
Oil, Gas & Consumable Fuels	2,312,829	15.7%
Pharmaceuticals	2,380,086	16.3%
Professional Services	436,137	3.0%
Semiconductors & Semiconductor Equipment	978,366	6.6%
Software	808,288	5.5%
Tobacco	560,513	3.8%
Wireless Telecommunication Services	423,668	2.9%
Other**	22,270	0.1%
Total	$14,729,486	100.0%

ProFund VP Europe 30 invested in securities with exposure to the following countries as of December 31, 2020:

	Value	% of Net Assets
Belgium	$739,298	5.0%
Denmark	674,961	4.6%
Finland	350,031	2.4%
France	1,182,270	8.0%
Germany	1,295,763	8.8%
Ireland	360,954	2.5%
Luxembourg	674,408	4.6%
Netherlands	2,311,382	15.7%
Norway	452,059	3.1%
Spain	448,213	3.0%
Sweden	411,785	2.8%
United Kingdom	5,806,092	39.4%
Other**	22,270	0.1%
Total	$14,729,486	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

74 :: ProFund VP Europe 30 :: Financial Statements

Statement of Assets and Liabilities
 December 31, 2020

ASSETS:
Total Investment Securities, at cost	$10,646,089
Securities, at value(a)	14,950,132
Total Investment Securities, at value	14,950,132
Dividends receivable	48,131
Receivable for capital shares issued	22,221
Receivable for tax reclaims	11,260
Receivable for investments sold	140,056
Prepaid expenses	93
TOTAL ASSETS	15,171,893

LIABILITIES:
Payable for capital shares redeemed	112,751
Cash overdraft	50,105
Payable for collateral for securities loaned	242,916
Advisory fees payable	10,886
Management services fees payable	1,452
Administration fees payable	1,018
Administrative services fees payable	5,226
Distribution fees payable	6,544
Transfer agency fees payable	854
Fund accounting fees payable	588
Compliance services fees payable	79
Other accrued expenses	9,988
TOTAL LIABILITIES	442,407
NET ASSETS	$14,729,486
NET ASSETS CONSIST OF:
Capital	$15,554,303
Total distributable earnings (loss)	(824,817)
NET ASSETS	$14,729,486
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	709,512
Net Asset Value (offering and redemption price per share)	$20.76
(a) Includes securities on loan valued at:	$237,450

Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$444,285
Interest	41
Foreign tax withholding	(35,136)
Income from securities lending	3,505
TOTAL INVESTMENT INCOME	412,695

EXPENSES:
Advisory fees	111,483
Management services fees	14,864
Administration fees	13,672
Transfer agency fees	10,823
Administrative services fees	36,269
Distribution fees	37,161
Custody fees	11,487
Fund accounting fees	7,580
Trustee fees	317
Compliance services fees	161
Other fees	18,668
Total Gross Expenses before reductions	262,485
Expenses reduced and reimbursed by the Advisor	(12,792)
TOTAL NET EXPENSES	249,693
NET INVESTMENT INCOME (LOSS)	163,002

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	249,041
Change in net unrealized appreciation/depreciation on investment securities	(2,367,248)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(2,118,207)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,955,205)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Europe 30 :: 75

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$163,002	$395,173
Net realized gains (losses) on investments	249,041	1,046,502
Change in net unrealized appreciation/depreciation on investments	(2,367,248)	1,842,841
Change in net assets resulting from operations	(1,955,205)	3,284,516

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(395,173)	(507,890)
Change in net assets resulting from distributions	(395,173)	(507,890)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	11,365,686	20,862,649
Distributions reinvested	395,173	507,890
Value of shares redeemed	(14,207,043)	(22,952,573)
Change in net assets resulting from capital transactions	(2,446,184)	(1,582,034)
Change in net assets	(4,796,562)	1,194,592

NET ASSETS:
Beginning of period	19,526,048	18,331,456
End of period	$14,729,486	$19,526,048

SHARE TRANSACTIONS:
Issued	581,469	932,763
Reinvested	20,561	23,623
Redeemed	(723,251)	(1,017,584)
Change in shares	(121,221)	(61,198)

See accompanying notes to financial statements.

76 :: ProFund VP Europe 30 :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$23.50	$20.55	$24.53	$20.84	$19.90

Investment Activities:
Net investment income (loss)(a)	0.22	0.45	0.48	0.50	0.50
Net realized and unrealized gains (losses) on investments	(2.43)	3.15	(3.86)	3.60	1.03
Total income (loss) from investment activities	(2.21)	3.60	(3.38)	4.10	1.53

Distributions to Shareholders From:
Net investment income	(0.53)	(0.65)	(0.60)	(0.41)	(0.59)

Net Asset Value, End of Period	$20.76	$23.50	$20.55	$24.53	$20.84

Total Return	(9.23)%	17.79%	(14.13)%	19.71%	7.76%

Ratios to Average Net Assets:
Gross expenses	1.77%	1.79%	1.75%	1.74%	1.70%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	1.10%	1.97%	1.99%	2.14%	2.54%

Supplemental Data:
Net assets, end of period (000’s)	$14,729	$19,526	$18,331	$32,199	$24,231
Portfolio turnover rate(b)	63%	85%	228%	181%	102%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Falling U.S. Dollar :: 77

ProFund VP Falling U.S. Dollar (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the return of the basket of non-U.S. currencies included in the U.S. Dollar Index (the “Index”). The Index measures the performance of the U.S. dollar against a basket of six major world currencies (the “Benchmark”). For the year ended December 31, 2020, the Fund had a total return of 4.80%. For the same period, the Index had a price return of -6.69%1 and a volatility of 6.96%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the daily return of the Benchmark. The currencies and their weightings are: Euro 57%; Japanese yen 14%; British pound 12%; Canadian dollar 9%; Swedish krona 4% and Swiss franc 4%. The Fund is designed to benefit from a decline in the value of the U.S. dollar against the value of the currencies included in the Benchmark. Accordingly, as the value of the U.S. dollar depreciates (i.e., “falls”) versus the Benchmark, the performance of the Fund generally should be expected to increase. As the value of the U.S. dollar appreciates versus the Benchmark, the performance of the Fund generally should be expected to decline. The Fund does not normally provide investment returns that match the inverse of the Index.

During the year ended December 31, 2020, the Fund invested in forward currency contracts to gain exposure to the Benchmark. These derivatives generally tracked the performance of their underlying benchmark. The Fund entered into forward currency contracts with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Falling U.S. Dollar from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Falling U.S. Dollar	4.80%	-0.42%	-3.12%
U.S. Dollar Index	-6.69%	-1.83%	1.30%
S&P 500®	18.40%	15.22%	13.88%

Expense Ratios**

Fund	Gross	Net
ProFund VP Falling U.S. Dollar	5.49%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Forward Currency Contracts	(100)%
Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Falling U.S. Dollar primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

U.S. Dollar Index – Composition

% of Index
Euro	57%
Japanese yen	14%
British pound	12%
Canadian dollar	9%
Swedish krona	4%
Swiss franc	4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table DO NOT reflect the theoretical reinvestment of dividends nor the impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade. The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the Index calculations. It is not possible to invest directly into an index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

78 :: ProFund VP Falling U.S. Dollar :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2020

Repurchase Agreements(a)(b) (99.3%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $1,326,003	$1,326,000	$1,326,000
TOTAL REPURCHASE AGREEMENTS (Cost $1,326,000)		1,326,000
TOTAL INVESTMENT SECURITIES (Cost $1,326,000)—99.3%		1,326,000
Net other assets (liabilities)—0.7%		9,553
NET ASSETS—100.0%		$1,335,553

(a)	A portion of these securities were held in a segregated account for the benefit of forward currency contract counterparties in the event of default. At December 31, 2020, the aggregate amount held in a segregated account was $70,000.

(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of December 31, 2020, the ProFund VP Falling U.S. Dollar’s forward currency contracts with Goldman Sachs International, were as follows:

Description and amount of currency purchased		Description and amount of currency sold		Delivery Date	Fair Value	Unrealized Appreciation/ (Depreciation)
Long:
British pound	$38,695	U.S. dollar	$51,616	1/15/21	$52,914	$1,298
Canadian dollar	51,739	U.S. dollar	40,012	1/15/21	40,656	644
Euro	210,493	U.S. dollar	255,009	1/15/21	257,204	2,195
Japanese yen	5,922,219	U.S. dollar	56,752	1/15/21	57,377	625
Swedish krona	151,479	U.S. dollar	17,835	1/15/21	18,424	589
Swiss franc	12,294	U.S. dollar	13,757	1/15/21	13,899	142
Total Long Contracts			$434,981		$440,474	$5,493

As of December 31, 2020, the ProFund VP Falling U.S. Dollar’s forward currency contracts with UBS AG, were as follows:

Description and amount of currency purchased		Description and amount of currency sold		Delivery Date	Fair Value	Unrealized Appreciation/ (Depreciation)
Long:
British pound	$79,136	U.S. dollar	$105,597	1/15/21	$108,213	$2,616
Canadian dollar	103,701	U.S. dollar	80,965	1/15/21	81,488	523
Euro	417,318	U.S. dollar	506,890	1/15/21	509,928	3,038
Japanese yen	12,872,963	U.S. dollar	123,676	1/15/21	124,718	1,042
Swedish krona	310,714	U.S. dollar	36,899	1/15/21	37,792	893
Swiss franc	30,306	U.S. dollar	34,097	1/15/21	34,261	164
Total Long Contracts			$888,124		$896,400	$8,276
			Total unrealized appreciation			$13,769

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Falling U.S. Dollar :: 79

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Total Investment Securities, at cost	$1,326,000
Repurchase agreements, at value	1,326,000
Total Investment Securities, at value	1,326,000
Cash	781
Segregated cash balances for swap agreements with custodian	320
Unrealized appreciation on forward foreign currency contracts	13,769
Interest receivable	1
Prepaid expenses	3
TOTAL ASSETS	1,340,874

LIABILITIES:
Payable for capital shares redeemed	110
Advisory fees payable	332
Management services fees payable	44
Administration fees payable	69
Administrative services fees payable	487
Distribution fees payable	545
Transfer agency fees payable	58
Fund accounting fees payable	39
Compliance services fees payable	5
Other accrued expenses	3,632
TOTAL LIABILITIES	5,321
NET ASSETS	$1,335,553
NET ASSETS CONSIST OF:
Capital	$1,597,175
Total distributable earnings (loss)	(261,622)
NET ASSETS	$1,335,553
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	72,722
Net Asset Value (offering and redemption price per share)	$18.37

Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME:
Interest	$1,477
EXPENSES:
Advisory fees	4,635
Management services fees	618
Administration fees	541
Transfer agency fees	447
Administrative services fees	1,417
Distribution fees	1,545
Custody fees	8,024
Fund accounting fees	307
Trustee fees	12
Compliance services fees	7
Licensing fees	1,433
Other fees	664
Total Gross Expenses before reductions	19,650
Expenses reduced and reimbursed by the Advisor	(9,267)
TOTAL NET EXPENSES	10,383
NET INVESTMENT INCOME (LOSS)	(8,906)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on forward currency contracts	31,832
Change in net unrealized appreciation/depreciation on forward currency contracts	10,007
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	41,839
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$32,933

See accompanying notes to financial statements.

80 :: ProFund VP Falling U.S. Dollar :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(8,906)	$1,949
Net realized gains (losses) on investments	31,832	(19,595)
Change in net unrealized appreciation/depreciation on investments	10,007	3,085
Change in net assets resulting from operations	32,933	(14,561)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(1,949)	(214)
Change in net assets resulting from distributions	(1,949)	(214)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	3,690,898	2,615,070
Distributions reinvested	1,949	214
Value of shares redeemed	(3,003,417)	(2,662,160)
Change in net assets resulting from capital transactions	689,430	(46,876)
Change in net assets	720,414	(61,651)

NET ASSETS:
Beginning of period	615,139	676,790
End of period	$1,335,553	$615,139

SHARE TRANSACTIONS:
Issued	209,103	148,050
Reinvested	108	12
Redeemed	(171,434)	(150,646)
Change in shares	37,777	(2,584)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Falling U.S. Dollar :: 81

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$17.60	$18.03	$22.30	$20.57	$21.85

Investment Activities:
Net investment income (loss)(a)	(0.25)	0.08	0.01	(0.18)	(0.31)
Net realized and unrealized gains (losses) on investments	1.09	(0.50)	(1.34)	1.91	(0.97)
Total income (loss) from investment activities	0.84	(0.42)	(1.33)	1.73	(1.28)

Distributions to Shareholders From:
Net investment income	(0.07)	(0.01)	—	—	—
Net realized gains on investments	—	—	(2.94)	—	—
Total distributions	(0.07)	(0.01)	(2.94)	—	—

Net Asset Value, End of Period	$18.37	$17.60	$18.03	$22.30	$20.57

Total Return	4.80%	(2.34)%	(6.31)%	8.46%	(5.86)%

Ratios to Average Net Assets:
Gross expenses	3.18%	5.49%	4.51%	3.09%	4.39%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(1.44)%	0.44%	0.03%	(0.84)%	(1.42)%

Supplemental Data:
Net assets, end of period (000’s)	$1,336	$615	$677	$693	$445
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

82 :: ProFund VP Financials :: Management Discussion of Fund Performance

ProFund VP Financials (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index (the “Index”). For the year ended December 31, 2020, the Fund had a total return of -1.77%. For the same period, the Index had a return of -0.53%1 and a volatility of 43.66%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the financial services sector of the U.S. equity market. Component companies include, among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

During the year ended December 31, 2020, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Financials from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Financials	-1.77%	9.33%	9.45%
Dow Jones U.S. FinancialsSM Index	-0.53%	11.07%	11.15%
S&P 500®	18.40%	15.22%	13.88%

Expense Ratios**

Fund	Gross	Net
ProFund VP Financials	1.71%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Swap Agreements	2%
Total Exposure	101%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Berkshire Hathaway, Inc.	7.9%
JPMorgan Chase & Co.	6.8%
Visa, Inc.	6.5%
Mastercard, Inc.	5.5%
Bank of America Corp.	4.0%

Dow Jones U.S. FinancialsSM Index – Composition

% of Index
Diversified Financials	31%
Banks	24%
Real Estate	19%
Insurance	13%
Software & Services	12%
Commercial & Professional Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Financials :: 83

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (98.6%)

	Shares	Value
Affiliated Managers Group, Inc. (Capital Markets)	217	$22,069
Aflac, Inc. (Insurance)	3,123	138,880
AGNC Investment Corp. (Mortgage Real Estate Investment Trusts)	2,605	40,638
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	591	105,328
Alleghany Corp. (Insurance)	67	40,447
Ally Financial, Inc. (Consumer Finance)	1,788	63,760
American Campus Communities, Inc. (Equity Real Estate Investment Trusts)	657	28,100
American Express Co. (Consumer Finance)	3,119	377,118
American Financial Group, Inc. (Insurance)	337	29,528
American Homes 4 Rent—Class A (Equity Real Estate Investment Trusts)	1,282	38,460
American International Group, Inc. (Insurance)	4,120	155,983
American Tower Corp. (Equity Real Estate Investment Trusts)	2,124	476,752
Americold Realty Trust (Equity Real Estate Investment Trusts)	981	36,621
Ameriprise Financial, Inc. (Capital Markets)	565	109,796
Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts)	6,682	56,464
Aon PLC (Insurance)	1,093	230,918
Apartment Income REIT Corp.* (Equity Real Estate Investment Trusts)	713	27,383
Apartment Investment and Management Co. (Equity Real Estate Investment Trusts)	712	3,759
Apollo Global Management, Inc. (Capital Markets)	995	48,735
Arch Capital Group, Ltd.* (Insurance)	1,942	70,048
Ares Management Corp.—Class A (Capital Markets)	455	21,408
Arthur J. Gallagher & Co. (Insurance)	920	113,813
Assurant, Inc. (Insurance)	282	38,414
Athene Holding, Ltd.* (Insurance)	595	25,668
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	668	107,167
Axis Capital Holdings, Ltd. (Insurance)	383	19,299
Bank of America Corp. (Banks)	36,375	1,102,525
Bank OZK (Banks)	577	18,043
Berkshire Hathaway, Inc.*—Class B (Diversified Financial Services)	9,306	2,157,783
BlackRock, Inc.—Class A (Capital Markets)	679	489,925
Blackstone Group, Inc.—Class A (Capital Markets)	3,222	208,818
Blackstone Mortgage Trust, Inc.—Class A (Mortgage Real Estate Investment Trusts)	699	19,243
BOK Financial Corp. (Banks)	148	10,135
Boston Properties, Inc. (Equity Real Estate Investment Trusts)	677	63,997
Brighthouse Financial, Inc.* (Insurance)	428	15,496
Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts)	1,416	23,435
Brown & Brown, Inc. (Insurance)	1,126	53,384
Camden Property Trust (Equity Real Estate Investment Trusts)	467	46,663
Capital One Financial Corp. (Consumer Finance)	2,188	216,284
Cboe Global Markets, Inc. (Capital Markets)	517	48,143
CBRE Group, Inc.*—Class A (Real Estate Management & Development)	1,604	100,603
Chubb, Ltd. (Insurance)	2,158	332,160
Cincinnati Financial Corp. (Insurance)	717	62,644
Citigroup, Inc. (Banks)	9,954	613,764
Citizens Financial Group, Inc. (Banks)	2,041	72,986
CME Group, Inc. (Capital Markets)	1,717	312,580
CNA Financial Corp. (Insurance)	129	5,026
Comerica, Inc. (Banks)	665	37,147
Commerce Bancshares, Inc. (Banks)	505	33,179
CoreSite Realty Corp. (Equity Real Estate Investment Trusts)	206	25,808
Corporate Office Properties Trust (Equity Real Estate Investment Trusts)	537	14,005
CoStar Group, Inc.* (Professional Services)	190	175,613
Cousins Properties, Inc. (Equity Real Estate Investment Trusts)	711	23,819
Credit Acceptance Corp.* (Consumer Finance)	59	20,422
Crown Castle International Corp. (Equity Real Estate Investment Trusts)	2,062	328,250
CubeSmart (Equity Real Estate Investment Trusts)	934	31,392
Cullen/Frost Bankers, Inc. (Banks)	267	23,290
CyrusOne, Inc. (Equity Real Estate Investment Trusts)	576	42,134
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,339	186,804
Discover Financial Services (Consumer Finance)	1,466	132,717
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts)	788	22,994
Duke Realty Corp. (Equity Real Estate Investment Trusts)	1,778	71,067
East West Bancorp, Inc. (Banks)	677	34,331
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts)	190	26,231
Eaton Vance Corp. (Capital Markets)	545	37,022
Enstar Group, Ltd.* (Insurance)	64	13,113
Equinix, Inc. (Equity Real Estate Investment Trusts)	426	304,241
Equitable Holdings, Inc. (Diversified Financial Services)	1,914	48,979
Equity Commonwealth (Equity Real Estate Investment Trusts)	581	15,850
Equity LifeStyle Properties, Inc. (Equity Real Estate Investment Trusts)	811	51,385
Equity Residential (Equity Real Estate Investment Trusts)	1,637	97,041
Erie Indemnity Co.—Class A (Insurance)	118	28,981
Essent Group, Ltd. (Thrifts & Mortgage Finance)	537	23,198
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	312	74,075
Everest Re Group, Ltd. (Insurance)	192	44,945
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	618	71,601

See accompanying notes to financial statements.

84 :: ProFund VP Financials :: Financial Statements

Common Stocks, continued

	Shares	Value
F.N.B. Corp. (Banks)	1,539	$14,621
FactSet Research Systems, Inc. (Capital Markets)	181	60,183
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	328	27,919
Federated Hermes, Inc.—Class B (Capital Markets)	452	13,058
Fifth Third Bancorp (Banks)	3,405	93,876
First American Financial Corp. (Insurance)	534	27,570
First Citizens BancShares, Inc.—Class A (Banks)	35	20,099
First Financial Bankshares, Inc. (Banks)	679	24,563
First Horizon Corp. (Banks)	2,650	33,819
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts)	617	25,994
First Republic Bank (Banks)	832	122,246
FirstCash, Inc. (Consumer Finance)	197	13,798
FNF Group (Insurance)	1,404	54,882
Franklin Resources, Inc. (Capital Markets)	1,303	32,562
Gaming & Leisure Properties, Inc. (Equity Real Estate Investment Trusts)	1,045	44,287
Glacier Bancorp, Inc. (Banks)	457	21,027
Globe Life, Inc. (Insurance)	459	43,587
Green Dot Corp.*—Class A (Consumer Finance)	256	14,285
Hartford Financial Services Group, Inc. (Insurance)	1,714	83,952
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	650	19,240
Healthcare Trust of America, Inc.—Class A (Equity Real Estate Investment Trusts)	1,045	28,779
Healthpeak Properties, Inc. (Equity Real Estate Investment Trusts)	2,573	77,782
Highwoods Properties, Inc. (Equity Real Estate Investment Trusts)	496	19,656
Home BancShares, Inc. (Banks)	725	14,123
Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	3,369	49,288
Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts)	727	17,463
Huntington Bancshares, Inc. (Banks)	4,862	61,407
Interactive Brokers Group, Inc.—Class A (Capital Markets)	386	23,515
Intercontinental Exchange, Inc. (Capital Markets)	2,683	309,323
Invesco, Ltd. (Capital Markets)	1,800	31,374
Invitation Homes, Inc. (Equity Real Estate Investment Trusts)	2,680	79,596
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	1,378	40,623
Janus Henderson Group PLC (Capital Markets)	711	23,115
JBG Smith Properties (Equity Real Estate Investment Trusts)	532	16,636
Jones Lang LaSalle, Inc.*(a) (Real Estate Management & Development)	246	36,499
JPMorgan Chase & Co. (Banks)	14,575	1,852,044
Kemper Corp. (Insurance)	294	22,588
KeyCorp (Banks)	4,667	76,585
Kilroy Realty Corp. (Equity Real Estate Investment Trusts)	503	28,872
Kimco Realty Corp. (Equity Real Estate Investment Trusts)	2,066	31,011
KKR & Co., Inc. (Capital Markets)	2,723	110,254
Lamar Advertising Co.—Class A (Equity Real Estate Investment Trusts)	412	34,287
Lazard, Ltd.—Class A (Capital Markets)	539	22,800
LendingTree, Inc.* (Thrifts & Mortgage Finance)	52	14,237
Lexington Realty Trust (Equity Real Estate Investment Trusts)	1,322	14,040
Life Storage, Inc. (Equity Real Estate Investment Trusts)	231	27,579
Lincoln National Corp. (Insurance)	869	43,719
Loews Corp. (Insurance)	1,117	50,287
LPL Financial Holdings, Inc. (Capital Markets)	379	39,499
M&T Bank Corp. (Banks)	615	78,290
Markel Corp.* (Insurance)	65	67,165
MarketAxess Holdings, Inc. (Capital Markets)	181	103,271
Marsh & McLennan Cos., Inc. (Insurance)	2,424	283,608
Mastercard, Inc.—Class A (IT Services)	4,207	1,501,647
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts)	2,563	55,848
Mercury General Corp. (Insurance)	127	6,631
MetLife, Inc. (Insurance)	3,658	171,743
MGIC Investment Corp. (Thrifts & Mortgage Finance)	1,617	20,293
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	546	69,173
Moody’s Corp. (Capital Markets)	772	224,065
Morgan Stanley (Capital Markets)	6,836	468,470
Morningstar, Inc. (Capital Markets)	101	23,389
MSCI, Inc.—Class A (Capital Markets)	397	177,272
Nasdaq, Inc. (Capital Markets)	549	72,874
National Health Investors, Inc. (Equity Real Estate Investment Trusts)	214	14,802
National Retail Properties, Inc. (Equity Real Estate Investment Trusts)	831	34,005
New Residential Investment Corp. (Mortgage Real Estate Investment Trusts)	1,985	19,731
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)	2,215	23,369
Northern Trust Corp. (Capital Markets)	995	92,674
Old Republic International Corp. (Insurance)	1,351	26,628
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts)	1,086	39,444
Onemain Holdings, Inc. (Consumer Finance)	360	17,338
People’s United Financial, Inc. (Banks)	2,028	26,222
Physicians Realty Trust (Equity Real Estate Investment Trusts)	995	17,711
Pinnacle Financial Partners, Inc. (Banks)	363	23,377
Popular, Inc. (Banks)	404	22,753
PotlatchDeltic Corp. (Equity Real Estate Investment Trusts)	321	16,056
Primerica, Inc. (Insurance)	189	25,313
Principal Financial Group, Inc. (Insurance)	1,221	60,574
PROG Holdings, Inc. (Consumer Finance)	324	17,454
Prologis, Inc. (Equity Real Estate Investment Trusts)	3,535	352,298
Prosperity Bancshares, Inc. (Banks)	442	30,657
Prudential Financial, Inc. (Insurance)	1,895	147,943
PS Business Parks, Inc. (Equity Real Estate Investment Trusts)	96	12,756
Public Storage (Equity Real Estate Investment Trusts)	728	168,117

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Financials :: 85

Common Stocks, continued

	Shares	Value
Radian Group, Inc. (Thrifts & Mortgage Finance)	916	$18,549
Raymond James Financial, Inc. (Capital Markets)	583	55,776
Rayonier, Inc. (Equity Real Estate Investment Trusts)	652	19,156
Realty Income Corp. (Equity Real Estate Investment Trusts)	1,679	104,383
Regency Centers Corp. (Equity Real Estate Investment Trusts)	754	34,375
Regions Financial Corp. (Banks)	4,591	74,007
Reinsurance Group of America, Inc. (Insurance)	326	37,783
RenaissanceRe Holdings, Ltd. (Insurance)	244	40,460
Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts)	624	30,645
RLI Corp. (Insurance)	191	19,893
Rocket Cos., Inc.*(a)—Class A (Thrifts & Mortgage Finance)	550	11,121
S&P Global, Inc. (Capital Markets)	1,150	378,040
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts)	987	17,144
Santander Consumer USA Holdings, Inc. (Consumer Finance)	335	7,377
SBA Communications Corp. (Equity Real Estate Investment Trusts)	532	150,093
SEI Investments Co. (Capital Markets)	574	32,988
Selective Insurance Group, Inc. (Insurance)	287	19,223
Signature Bank(a) (Banks)	256	34,634
Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	1,566	133,548
SL Green Realty Corp. (Equity Real Estate Investment Trusts)	347	20,674
SLM Corp. (Consumer Finance)	1,790	22,178
Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts)	546	21,933
Starwood Property Trust, Inc. (Mortgage Real Estate Investment Trusts)	1,361	26,267
State Street Corp. (Capital Markets)	1,687	122,780
Stifel Financial Corp. (Capital Markets)	493	24,852
STORE Capital Corp. (Equity Real Estate Investment Trusts)	1,128	38,329
Sun Communities, Inc. (Equity Real Estate Investment Trusts)	514	78,102
SVB Financial Group* (Banks)	248	96,182
Synchrony Financial (Consumer Finance)	2,596	90,107
Synovus Financial Corp. (Banks)	706	22,853
T. Rowe Price Group, Inc. (Capital Markets)	1,084	164,107
TCF Financial Corp. (Banks)	730	27,025
TFS Financial Corp. (Thrifts & Mortgage Finance)	225	3,967
The Allstate Corp. (Insurance)	1,454	159,838
The Bank of New York Mellon Corp. (Capital Markets)	3,899	165,474
The Carlyle Group, Inc. (Capital Markets)	558	17,544
The Charles Schwab Corp. (Capital Markets)	7,133	378,334
The Goldman Sachs Group, Inc. (Capital Markets)	1,645	433,803
The Hanover Insurance Group, Inc. (Insurance)	178	20,812
The Howard Hughes Corp.* (Real Estate Management & Development)	215	16,970
The PNC Financial Services Group, Inc. (Banks)	2,027	302,023
The Progressive Corp. (Insurance)	2,799	276,765
The Travelers Cos., Inc. (Insurance)	1,212	170,128
Tradeweb Markets, Inc.—Class A (Capital Markets)	436	27,228
Truist Financial Corp. (Banks)	6,447	309,005
U.S. Bancorp (Banks)	6,554	305,351
UDR, Inc. (Equity Real Estate Investment Trusts)	1,408	54,109
UMB Financial Corp. (Banks)	208	14,350
Umpqua Holdings Corp. (Banks)	1,052	15,927
United Bankshares, Inc. (Banks)	621	20,120
Unum Group (Insurance)	973	22,321
Valley National Bancorp (Banks)	1,929	18,808
Ventas, Inc. (Equity Real Estate Investment Trusts)	1,791	87,831
VEREIT, Inc. (Equity Real Estate Investment Trusts)	1,045	39,475
VICI Properties, Inc. (Equity Real Estate Investment Trusts)	2,565	65,408
Virtu Financial, Inc.—Class A (Capital Markets)	387	9,741
Visa, Inc.—Class A (IT Services)	8,108	1,773,462
Vornado Realty Trust (Equity Real Estate Investment Trusts)	750	28,005
Voya Financial, Inc. (Diversified Financial Services)	603	35,462
W.R. Berkley Corp. (Insurance)	672	44,634
Webster Financial Corp. (Banks)	432	18,209
Wells Fargo & Co. (Banks)	19,770	596,659
Welltower, Inc. (Equity Real Estate Investment Trusts)	1,996	128,982
Western Alliance Bancorp (Banks)	482	28,896
Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	3,570	119,702
White Mountains Insurance Group, Ltd. (Insurance)	15	15,010
Willis Towers Watson PLC (Insurance)	616	129,779
Wintrust Financial Corp. (Banks)	275	16,800
WP Carey, Inc. (Equity Real Estate Investment Trusts)	838	59,146
Zions Bancorp (Banks)	784	34,057
TOTAL COMMON STOCKS (Cost $8,201,620)		26,880,056

Repurchase Agreements(b) (1.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $292,001	$292,000	$292,000
TOTAL REPURCHASE AGREEMENTS (Cost $292,000)		292,000

See accompanying notes to financial statements.

86 :: ProFund VP Financials :: Financial Statements

Collateral for Securities Loaned (0.3%)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.07%(c)	69,632	$69,632
Fidelity Investments Money Market Government Portfolio—Class I, 0.08%(c)	292	292
Invesco Government & Agency Portfolio—Institutional Shares, 0.11%(c)	1,271	1,271
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $71,195)		71,195
TOTAL INVESTMENT SECURITIES (Cost $8,564,815)—100.0%		27,243,251
Net other assets (liabilities)—NM		(9,104)
NET ASSETS—100.0%		$27,234,147

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $69,233.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2020.
NM	Not meaningful, amount is less than 0.05%.

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Financials Index	Goldman Sachs International	1/25/21	0.60%	$479,087	$11,754

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Financials invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Banks	$6,396,015	23.6%
Capital Markets	4,936,861	18.1%
Consumer Finance	992,838	3.6%
Diversified Financial Services	2,242,224	8.2%
Equity Real Estate Investment Trusts	4,938,664	18.1%
Insurance	3,491,583	12.8%
IT Services	3,275,109	12.0%
Mortgage Real Estate Investment Trusts	162,343	0.6%
Professional Services	175,613	0.6%
Real Estate Management & Development	154,072	0.6%
Thrifts & Mortgage Finance	114,734	0.4%
Other**	354,091	1.4%
Total	$27,234,147	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Financials :: 87

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$8,564,815
Securities, at value(a)	26,951,251
Repurchase agreements, at value	292,000
Total Investment Securities, at value	27,243,251
Cash	211
Dividends and interest receivable	42,271
Unrealized appreciation on swap agreements	11,754
Receivable for capital shares issued	71,787
Prepaid expenses	168
TOTAL ASSETS	27,369,442

LIABILITIES:
Payable for capital shares redeemed	2,279
Payable for collateral for securities loaned	71,195
Advisory fees payable	16,151
Management services fees payable	2,153
Administration fees payable	1,754
Administrative services fees payable	10,781
Distribution fees payable	11,224
Transfer agency fees payable	1,472
Fund accounting fees payable	1,069
Compliance services fees payable	134
Other accrued expenses	17,083
TOTAL LIABILITIES	135,295
NET ASSETS	$27,234,147
NET ASSETS CONSIST OF:
Capital	$12,857,271
Total distributable earnings (loss)	14,376,876
NET ASSETS	$27,234,147
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	654,497
Net Asset Value (offering and redemption price per share)	$41.61
(a) Includes securities on loan valued at:	$69,233

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$582,646
Interest	969
Income from securities lending	196
TOTAL INVESTMENT INCOME	583,811

EXPENSES:
Advisory fees	193,465
Management services fees	25,795
Administration fees	23,785
Transfer agency fees	18,791
Administrative services fees	68,905
Distribution fees	64,488
Custody fees	4,035
Fund accounting fees	13,908
Trustee fees	559
Compliance services fees	277
Other fees	34,701
Total Gross Expenses before reductions	448,709
Expenses reduced and reimbursed by the Advisor	(15,349)
TOTAL NET EXPENSES	433,360
NET INVESTMENT INCOME (LOSS)	150,451

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	4,191,904
Net realized gains (losses) on swap agreements	(22,751)
Change in net unrealized appreciation/depreciation on investment securities	(6,429,774)
Change in net unrealized appreciation/depreciation on swap agreements	9,030
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(2,251,591)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,101,140)

See accompanying notes to financial statements.

88 :: ProFund VP Financials :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$150,451	$169,031
Net realized gains (losses) on investments	4,169,153	2,331,205
Change in net unrealized appreciation/depreciation on investments	(6,420,744)	6,297,254
Change in net assets resulting from operations	(2,101,140)	8,797,490

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(2,129,838)	(1,842,899)
Change in net assets resulting from distributions	(2,129,838)	(1,842,899)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	45,167,242	28,480,708
Distributions reinvested	2,129,838	1,842,899
Value of shares redeemed	(52,579,134)	(30,356,198)
Change in net assets resulting from capital transactions	(5,282,054)	(32,591)
Change in net assets	(9,513,032)	6,922,000

NET ASSETS:
Beginning of period	36,747,179	29,825,179
End of period	$27,234,147	$36,747,179

SHARE TRANSACTIONS:
Issued	1,192,582	659,760
Reinvested	56,978	44,687
Redeemed	(1,392,931)	(704,254)
Change in shares	(143,371)	193

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Financials :: 89

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019		Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$46.06	$37.39		$41.89		$35.57	$30.95

Investment Activities:
Net investment income (loss)(a)	0.23	0.21		0.19		0.13	0.17
Net realized and unrealized gains (losses) on investments	(1.41)	10.83		(4.53)		6.32	4.56
Total income (loss) from investment activities	(1.18)	11.04		(4.34)		6.45	4.73

Distributions to Shareholders From:
Net investment income	(0.28)	(0.23)		(0.16)		(0.13)	(0.11)
Net realized gains on investments	(2.99)	(2.14)		—		—	—
Total distributions	(3.27)	(2.37)		(0.16)		(0.13)	(0.11)

Net Asset Value, End of Period	$41.61	$46.06		$37.39		$41.89	$35.57

Total Return	(1.77)%	30.27%		(10.43	)%(b)	18.19%	15.32%

Ratios to Average Net Assets:
Gross expenses	1.74%	1.71%		1.70%		1.68%	1.71%
Net expenses	1.68%	1.71	%(c)	1.63	%(b)	1.68%	1.68%
Net investment income (loss)	0.58%	0.50%		0.45	%(b)	0.35%	0.56%

Supplemental Data:
Net assets, end of period (000’s)	$27,234	$36,747		$29,825		$51,452	$46,125
Portfolio turnover rate(d)	145%	52%		27%		64%	98%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.67% and 0.41%, respectively, and the total return would have been (10.48)%.
(c)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

90 :: ProFund VP Government Money Market :: Management Discussion of Fund Performance

ProFund VP Government Money Market (the “Fund”) seeks, as its investment objective, a high level of current income consistent with liquidity and preservation of capital. For the year ended December 31, 2020, the Fund returned 0.04%. The Fund’s seven-day yield, as of December 31, 2020, was 0.02%1.

An investment in this ProFund VP is neither guaranteed nor insured by the Federal Deposit Insurance Corporation or any other government agency. Although the ProFund VP strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this ProFund VP.

Allocation of Portfolio Holdings

Market Exposure

Investment Type	% of Net Assets
U.S. Treasury Obligations	21%
Repurchase Agreements	78%
Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The seven-day yield quotation more closely reflects the current earnings of the government money market fund than the total return quotation.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Government Money Market :: 91

Schedule of Portfolio Investments :: December 31, 2020

U.S. Treasury Obligations (20.8%)

	Principal Amount	Value
U.S. Treasury Bills
0.09%+, 1/28/21	$5,000,000	$4,999,642
0.07%+, 1/26/21	5,000,000	4,999,739
TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,999,381)		9,999,381

Repurchase Agreements(a) (77.9%)
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $37,435,079	37,435,000	37,435,000
TOTAL REPURCHASE AGREEMENTS (Cost $37,435,000)		37,435,000
TOTAL INVESTMENT SECURITIES (Cost $47,434,381)—98.7%		47,434,381
Net other assets (liabilities)—1.3%		640,425
NET ASSETS—100.0%		$48,074,806

+	Reflects the effective yield or interest rate in effect at December 31, 2020.
(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

92 :: ProFund VP Government Money Market :: Financial Statements

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Total Investment Securities, at cost	$47,434,381
Securities, at value	9,999,381
Repurchase agreements, at value	37,435,000
Total Investment Securities, at value	47,434,381
Cash	611
Interest receivable	20
Receivable for capital shares issued	1,892,823
Prepaid expenses	1,195
TOTAL ASSETS	49,329,030

LIABILITIES:
Payable for capital shares redeemed	1,194,059
Advisory fees payable	1,059
Management services fees payable	141
Administration fees payable	1,426
Transfer agency fees payable	2,567
Fund accounting fees payable	1,750
Compliance services fees payable	236
Other accrued expenses	52,986
TOTAL LIABILITIES	1,254,224
NET ASSETS	$48,074,806
NET ASSETS CONSIST OF:
Capital	$48,129,001
Total distributable earnings (loss)	(54,195)
NET ASSETS	$48,074,806
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	48,129,001
Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME:
Interest	$585,034

EXPENSES:
Advisory fees	763,672
Management services fees	101,821
Administration fees	43,156
Transfer agency fees	76,728
Custody fees	15,405
Fund accounting fees	53,952
Trustee fees	2,551
Compliance services fees	866
Audit fees	79,219
Other fees	47,490
Total Gross Expenses before reductions	1,184,860
Expenses reduced and reimbursed by the Advisor	(655,728)
TOTAL NET EXPENSES	529,132
NET INVESTMENT INCOME	55,902

REALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	5,797
NET REALIZED GAINS (LOSSES) ON INVESTMENTS	5,797
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$61,699

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Government Money Market :: 93

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$55,902	$1,278,580
Net realized gains (losses) on investments	5,797	18,564
Change in net assets resulting from operations	61,699	1,297,144

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(55,902)	(1,278,580)
Change in net assets resulting from distributions	(55,902)	(1,278,580)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	767,736,315	2,155,360,223
Distributions reinvested	55,902	1,278,233
Value of shares redeemed	(865,437,747)	(2,204,461,355)
Change in net assets resulting from capital transactions	(97,645,530)	(47,822,899)
Change in net assets	(97,639,733)	(47,804,335)

NET ASSETS:
Beginning of period	145,714,539	193,518,874
End of period	$48,074,806	$145,714,539

SHARE TRANSACTIONS:
Issued	767,736,315	2,155,360,223
Reinvested	55,902	1,278,233
Redeemed	(865,437,747)	(2,204,461,355)
Change in shares	(97,645,530)	(47,822,899)

See accompanying notes to financial statements.

94 :: ProFund VP Government Money Market :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020		Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017		Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000		$1.000		$1.000

Investment Activities:
Net investment income (loss)(a)	0.001		0.008	—	(b)	—	(b)	—	(b)
Net realized gains (losses) on investments	—	(b)	— (b)	—	(b)	—	(b)	—	(b)
Total income (loss) from investment activities	0.001		0.008	—	(b)	—	(b)	—	(b)

Distributions to Shareholders From:
Net investment income	(0.001)		(0.008)	—	(b)	—	(b)	—	(b)

Net Asset Value, End of Period	$1.000		$1.000	$1.000		$1.000		$1.000

Total Return	0.04%		0.77%	0.42%		0.02%		0.02%

Ratios to Average Net Assets:
Gross expenses	1.16%		1.35%	1.46%		1.14%		1.14%
Net expenses	0.52	%(c)	1.35%	1.37	%(d)	0.83	%(c)	0.29	%(c)
Net investment income (loss)	0.05%		0.78%	0.41%		0.01%		0.01%

Supplemental Data:
Net assets, end of period (000’s)	$48,075		$145,715	$193,519		$188,217		$120,099

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.0005.
(c)	The expense ratio for the period reflects the reduction of certain expenses to maintain a certain minimum net yield.
(d)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for the one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Health Care :: 95

ProFund VP Health Care (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Health CareSM Index (the “Index”). For the year ended December 31, 2020, the Fund had a total return of 14.44%. For the same period, the Index had a return of 15.96%1 and a volatility of 30.76%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the healthcare sector of the U.S. equity market. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices, and pharmaceuticals.

During the year ended December 31, 2020, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Health Care from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Health Care	14.44%	10.60%	14.53%
Dow Jones U.S. Health CareSM Index	15.96%	12.36%	16.34%
S&P 500®	18.40%	15.22%	13.88%

Expense Ratios**

Fund	Gross	Net
ProFund VP Health Care	1.72%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	97%
Swap Agreements	3%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Johnson & Johnson	8.5%
UnitedHealth Group, Inc.	6.8%
Merck & Co., Inc.	4.2%
Pfizer, Inc.	4.2%
Abbott Laboratories	4.0%

Dow Jones U.S. Health CareSM Index – Composition

% of Index
Health Care Equipment & Supplies	27%
Pharmaceuticals	27%
Health Care Providers & Services	19%
Biotechnology	17%
Life Sciences Tools & Services	9%
Health Care Technology	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

96 :: ProFund VP Health Care :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (96.7%)

	Shares	Value
10X Genomics, Inc.*—Class A (Life Sciences Tools & Services)	725	$102,660
1Life Healthcare, Inc.* (Health Care Providers & Services)	807	35,226
Abbott Laboratories (Health Care Equipment & Supplies)	18,860	2,064,981
AbbVie, Inc. (Biotechnology)	18,786	2,012,919
ABIOMED, Inc.* (Health Care Equipment & Supplies)	481	155,940
Acadia Healthcare Co., Inc.* (Health Care Providers & Services)	947	47,596
ACADIA Pharmaceuticals, Inc.* (Biotechnology)	1,235	66,023
Acceleron Pharma, Inc.* (Biotechnology)	558	71,391
Agilent Technologies, Inc. (Life Sciences Tools & Services)	3,256	385,803
Agios Pharmaceuticals, Inc.* (Biotechnology)	612	26,518
Alexion Pharmaceuticals, Inc.* (Biotechnology)	2,329	363,883
Align Technology, Inc.* (Health Care Equipment & Supplies)	764	408,266
Alkermes PLC* (Biotechnology)	1,694	33,795
Allogene Therapeutics, Inc.* (Biotechnology)	702	17,718
Alnylam Pharmaceuticals, Inc.* (Biotechnology)	1,236	160,643
Amedisys, Inc.* (Health Care Providers & Services)	349	102,372
Amgen, Inc. (Biotechnology)	6,195	1,424,354
Anthem, Inc. (Health Care Providers & Services)	2,646	849,604
Avantor, Inc.* (Life Sciences Tools & Services)	5,477	154,178
Baxter International, Inc. (Health Care Equipment & Supplies)	5,436	436,185
Becton, Dickinson & Co. (Health Care Equipment & Supplies)	3,086	772,179
Berkeley Lights, Inc.* (Life Sciences Tools & Services)	89	7,957
Biogen, Inc.* (Biotechnology)	1,637	400,836
BioMarin Pharmaceutical, Inc.* (Biotechnology)	1,932	169,417
Bio-Rad Laboratories, Inc.*—Class A (Life Sciences Tools & Services)	229	133,493
Bio-Techne Corp. (Life Sciences Tools & Services)	411	130,513
Bluebird Bio, Inc.* (Biotechnology)	706	30,549
Blueprint Medicines Corp.* (Biotechnology)	593	66,505
Boston Scientific Corp.* (Health Care Equipment & Supplies)	15,237	547,770
Bristol-Myers Squibb Co. (Pharmaceuticals)	24,046	1,491,573
Bruker Corp. (Life Sciences Tools & Services)	1,092	59,110
Catalent, Inc.* (Pharmaceuticals)	1,753	182,435
Centene Corp.* (Health Care Providers & Services)	6,170	370,385
Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	529	132,176
Chemed Corp. (Health Care Providers & Services)	170	90,544
Cigna Corp. (Health Care Providers & Services)	3,844	800,244
Covetrus, Inc.* (Health Care Providers & Services)	1,055	30,321
CVS Health Corp. (Health Care Providers & Services)	13,928	951,282

Danaher Corp. (Health Care Equipment & Supplies)	6,728	1,494,558
DaVita, Inc.* (Health Care Providers & Services)	787	92,394
DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	2,326	121,789
DexCom, Inc.* (Health Care Equipment & Supplies)	1,022	377,854
Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	6,632	605,037
Elanco Animal Health, Inc.* (Pharmaceuticals)	5,022	154,025
Eli Lilly & Co. (Pharmaceuticals)	8,449	1,426,529
Emergent BioSolutions, Inc.* (Biotechnology)	479	42,918
Encompass Health Corp. (Health Care Providers & Services)	1,058	87,486
Exact Sciences Corp.* (Biotechnology)	1,692	224,173
Exelixis, Inc.* (Biotechnology)	3,301	66,251
FibroGen, Inc.* (Biotechnology)	891	33,047
Gilead Sciences, Inc. (Biotechnology)	13,339	777,130
Globus Medical, Inc.*—Class A (Health Care Equipment & Supplies)	811	52,893
Guardant Health, Inc.* (Health Care Providers & Services)	904	116,508
Haemonetics Corp.* (Health Care Equipment & Supplies)	540	64,125
HCA Healthcare, Inc. (Health Care Providers & Services)	2,809	461,968
HealthEquity, Inc.* (Health Care Providers & Services)	818	57,023
Henry Schein, Inc.* (Health Care Providers & Services)	1,519	101,560
Hill-Rom Holdings, Inc. (Health Care Equipment & Supplies)	711	69,657
Hologic, Inc.* (Health Care Equipment & Supplies)	2,735	199,190
Horizon Therapeutics PLC* (Pharmaceuticals)	2,349	171,829
Humana, Inc. (Health Care Providers & Services)	1,408	577,660
ICU Medical, Inc.* (Health Care Equipment & Supplies)	208	44,614
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	908	453,882
Illumina, Inc.* (Life Sciences Tools & Services)	1,554	574,980
Incyte Corp.* (Biotechnology)	1,981	172,307
Insulet Corp.* (Health Care Equipment & Supplies)	702	179,452
Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	754	48,950
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	1,251	1,023,443
Ionis Pharmaceuticals, Inc.* (Biotechnology)	1,488	84,132
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	2,040	365,507
Jazz Pharmaceuticals PLC* (Pharmaceuticals)	593	97,875
Johnson & Johnson (Pharmaceuticals)	28,013	4,408,686
Laboratory Corp. of America Holdings* (Health Care Providers & Services)	1,036	210,878

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Health Care :: 97

Common Stocks, continued

	Shares	Value
LHC Group, Inc.* (Health Care Providers & Services)	336	$71,676
Masimo Corp.* (Health Care Equipment & Supplies)	539	144,657
McKesson Corp. (Health Care Providers & Services)	1,709	297,229
Medtronic PLC (Health Care Equipment & Supplies)	14,323	1,677,796
Merck & Co., Inc. (Pharmaceuticals)	26,922	2,202,220
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	253	288,339
Moderna, Inc.* (Biotechnology)	3,200	334,304
Molina Healthcare, Inc.* (Health Care Providers & Services)	631	134,201
Nektar Therapeutics* (Pharmaceuticals)	1,909	32,453
Neogen Corp.* (Health Care Equipment & Supplies)	564	44,725
Neurocrine Biosciences, Inc.* (Biotechnology)	994	95,275
Novavax, Inc.* (Biotechnology)	623	69,471
Novocure, Ltd.* (Health Care Equipment & Supplies)	899	155,563
NuVasive, Inc.* (Health Care Equipment & Supplies)	546	30,756
Oak Street Health, Inc.* (Health Care Providers & Services)	179	10,948
Penumbra, Inc.*(a) (Health Care Equipment & Supplies)	359	62,825
Perrigo Co. PLC (Pharmaceuticals)	1,452	64,933
Pfizer, Inc. (Pharmaceuticals)	59,147	2,177,201
PPD, Inc.* (Life Sciences Tools & Services)	1,153	39,456
PRA Health Sciences, Inc.* (Life Sciences Tools & Services)	683	85,676
Premier, Inc. (Health Care Providers & Services)	754	26,465
Quest Diagnostics, Inc. (Health Care Providers & Services)	1,434	170,890
Quidel Corp.* (Health Care Equipment & Supplies)	407	73,118
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	1,116	539,151
Repligen Corp.* (Biotechnology)	536	102,714
ResMed, Inc. (Health Care Equipment & Supplies)	1,542	327,768
Royalty Pharma PLC—Class A (Pharmaceuticals)	909	45,495
Sarepta Therapeutics, Inc.* (Biotechnology)	840	143,212
Seagen, Inc.* (Biotechnology)	1,343	235,213
STERIS PLC (Health Care Equipment & Supplies)	908	172,102
Stryker Corp. (Health Care Equipment & Supplies)	3,479	852,494
Syneos Health, Inc.* (Life Sciences Tools & Services)	808	55,049
Tandem Diabetes Care, Inc.* (Health Care Equipment & Supplies)	662	63,340
Teladoc Health, Inc.* (Health Care Technology)	1,310	261,948
Teleflex, Inc. (Health Care Equipment & Supplies)	496	204,139
Tenet Healthcare Corp.* (Health Care Providers & Services)	1,123	44,841
The Cooper Cos., Inc. (Health Care Equipment & Supplies)	522	189,653
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	4,217	1,964,194

Ultragenyx Pharmaceutical, Inc.* (Biotechnology)	662	91,641
United Therapeutics Corp.* (Biotechnology)	473	71,797
UnitedHealth Group, Inc. (Health Care Providers & Services)	10,096	3,540,464
Universal Health Services, Inc.—Class B (Health Care Providers & Services)	827	113,713
Varian Medical Systems, Inc.* (Health Care Equipment & Supplies)	972	170,110
Vertex Pharmaceuticals, Inc.* (Biotechnology)	2,767	653,953
Viatris, Inc.* (Pharmaceuticals)	12,839	240,603
Vir Biotechnology, Inc.* (Biotechnology)	691	18,505
Waters Corp.* (Life Sciences Tools & Services)	660	163,297
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	787	222,965
Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	2,206	339,923
Zoetis, Inc. (Pharmaceuticals)	5,057	836,934
TOTAL COMMON STOCKS (Cost $16,254,652)		50,283,049

Repurchase Agreements(b) (2.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $1,239,003	$1,239,000	$1,239,000
TOTAL REPURCHASE AGREEMENTS (Cost $1,239,000)		1,239,000

Collateral for Securities Loaned (0.1%)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.07%(c)	56,118	$56,118
Fidelity Investments Money Market Government Portfolio—Class I, 0.08%(c)	235	235
Invesco Government & Agency Portfolio— Institutional Shares, 0.11%(c)	1,024	1,024
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $57,377)		57,377
TOTAL INVESTMENT SECURITIES (Cost $17,551,029)—99.2%		51,579,426
Net other assets (liabilities)—0.8%		421,728
NET ASSETS—100.0%		$52,001,154

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $55,475.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2020.

See accompanying notes to financial statements.

98 :: ProFund VP Health Care :: Financial Statements

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Health Care Index	Goldman Sachs International	1/25/21	0.60%	$1,751,147	$25,811

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Health Care invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Biotechnology	$8,599,745	16.5%
Health Care Equipment & Supplies	13,852,699	26.7%
Health Care Providers & Services	9,393,478	18.1%
Health Care Technology	261,948	0.5%
Life Sciences Tools & Services	4,642,388	8.9%
Pharmaceuticals	13,532,791	26.0%
Other**	1,718,105	3.3%
Total	$52,001,154	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Health Care :: 99

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Total Investment Securities, at cost	$17,551,029
Securities, at value(a)	50,340,426
Repurchase agreements, at value	1,239,000
Total Investment Securities, at value	51,579,426
Cash	575
Segregated cash balances for swap agreements with custodian	440,000
Dividends and interest receivable	45,987
Unrealized appreciation on swap agreements	25,811
Receivable for capital shares issued	84,546
Prepaid expenses	277
TOTAL ASSETS	52,176,622

LIABILITIES:
Payable for capital shares redeemed	4,016
Payable for collateral for securities loaned	57,377
Advisory fees payable	32,024
Management services fees payable	4,270
Administration fees payable	3,410
Administrative services fees payable	18,135
Distribution fees payable	20,043
Transfer agency fees payable	2,862
Fund accounting fees payable	1,976
Compliance services fees payable	268
Other accrued expenses	31,087
TOTAL LIABILITIES	175,468
NET ASSETS	$52,001,154
NET ASSETS CONSIST OF:
Capital	$16,563,247
Total distributable earnings (loss)	35,437,907
NET ASSETS	$52,001,154
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	689,137
Net Asset Value (offering and redemption price per share)	$75.46
(a) Includes securities on loan valued at:	$55,475

Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$822,542
Interest	3,714
Income from securities lending	440
TOTAL INVESTMENT INCOME	826,696

EXPENSES:
Advisory fees	360,577
Management services fees	48,076
Administration fees	44,241
Transfer agency fees	35,372
Administrative services fees	129,535
Distribution fees	120,192
Custody fees	7,215
Fund accounting fees	24,795
Trustee fees	1,006
Compliance services fees	554
Other fees	62,293
Total Gross Expenses before reductions	833,856
Expenses reduced and reimbursed by the Advisor	(26,164)
TOTAL NET EXPENSES	807,692
NET INVESTMENT INCOME (LOSS)	19,004

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	4,149,345
Net realized gains (losses) on swap agreements	194,964
Change in net unrealized appreciation/depreciation on investment securities	1,149,463
Change in net unrealized appreciation/depreciation on swap agreements	32,979
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	5,526,751
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,545,755

See accompanying notes to financial statements.

100 :: ProFund VP Health Care :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$19,004	$(4,421)
Net realized gains (losses) on investments	4,344,309	7,280,037
Change in net unrealized appreciation/depreciation on investments	1,182,442	1,102,620
Change in net assets resulting from operations	5,545,755	8,378,236

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(6,154,240)	(5,775,400)
Change in net assets resulting from distributions	(6,154,240)	(5,775,400)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	42,078,065	25,474,008
Distributions reinvested	6,154,240	5,775,400
Value of shares redeemed	(45,032,120)	(36,616,170)
Change in net assets resulting from capital transactions	3,200,185	(5,366,762)
Change in net assets	2,591,700	(2,763,926)

NET ASSETS:
Beginning of period	49,409,454	52,173,380
End of period	$52,001,154	$49,409,454

SHARE TRANSACTIONS:
Issued	578,868	351,111
Reinvested	85,821	87,599
Redeemed	(635,160)	(505,532)
Change in shares	29,529	(66,822)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Health Care :: 101

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$74.91	$71.82	$73.28	$64.38	$67.11

Investment Activities:
Net investment income (loss)(a)	0.03	(0.01)	(0.06)	(0.03)	(0.05)
Net realized and unrealized gains (losses) on investments	10.27	12.63	3.29	13.49	(2.68)
Total income (loss) from investment activities	10.30	12.62	3.23	13.46	(2.73)

Distributions to Shareholders From:
Net realized gains on investments	(9.75)	(9.53)	(4.69)	(4.56)	—

Net Asset Value, End of Period	$75.46	$74.91	$71.82	$73.28	$64.38

Total Return	14.44%	19.37%	4.44%	20.92%	(4.05)%

Ratios to Average Net Assets:
Gross expenses	1.73%	1.72%	1.66%	1.64%	1.68%
Net expenses	1.68%	1.68%	1.65%	1.64%	1.68%
Net investment income (loss)	0.04%	(0.01)%	(0.08)%	(0.04)%	(0.08)%

Supplemental Data:
Net assets, end of period (000’s)	$52,001	$49,409	$52,173	$53,670	$48,744
Portfolio turnover rate(b)	58%	33%	61%	43%	24%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

102 :: ProFund VP Industrials :: Management Discussion of Fund Performance

ProFund VP Industrials (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. IndustrialsSM Index (the “Index”). For the year ended December 31, 2020, the Fund had a total return of 16.76%. For the same period, the Index had a total return of 17.92%1 and a volatility of 38.73%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the industrial sector of the U.S. equity market. Component companies include, among others, building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace.

During the year ended December 31, 2020, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Industrials from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Industrials	16.76%	13.84%	11.85%
Dow Jones U.S. IndustrialsSM Index	17.92%	15.65%	13.63%
S&P 500®	18.40%	15.22%	13.88%

Expense Ratios**

Fund	Gross	Net
ProFund VP Industrials	1.71%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	96%
Swap Agreements	4%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
PayPal Holdings, Inc.	6.1%
Accenture PLC	3.7%
Honeywell International, Inc.	3.3%
Union Pacific Corp.	3.1%
United Parcel Service, Inc.	2.7%

Dow Jones U.S. IndustrialsSM Index – Composition

% of Index
Capital Goods	47%
Software & Services	22%
Transportation	13%
Materials	6%
Technology Hardware & Equipment	6%
Commercial & Professional Services	6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Industrials :: 103

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (96.4%)

	Shares	Value
3M Co. (Industrial Conglomerates)	2,189	$382,615
A.O. Smith Corp. (Building Products)	515	28,232
Accenture PLC—Class A (IT Services)	2,405	628,210
Acuity Brands, Inc. (Electrical Equipment)	139	16,832
ADT, Inc. (Commercial Services & Supplies)	578	4,537
AECOM* (Construction & Engineering)	572	28,474
AGCO Corp. (Machinery)	233	24,020
Air Lease Corp. (Trading Companies & Distributors)	406	18,035
Allegion PLC (Building Products)	350	40,733
Allison Transmission Holdings, Inc. (Machinery)	427	18,417
Amcor PLC (Containers & Packaging)	5,952	70,055
AMETEK, Inc. (Electrical Equipment)	873	105,581
Amphenol Corp.—Class A (Electronic Equipment, Instruments & Components)	1,136	148,555
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	148	11,543
AptarGroup, Inc. (Containers & Packaging)	246	33,675
Armstrong World Industries, Inc. (Building Products)	181	13,465
Arrow Electronics, Inc.* (Electronic Equipment, Instruments & Components)	287	27,925
ASGN, Inc.* (Professional Services)	201	16,790
Automatic Data Processing, Inc. (IT Services)	1,628	286,854
Avery Dennison Corp. (Containers & Packaging)	317	49,170
Avnet, Inc. (Electronic Equipment, Instruments & Components)	375	13,166
Axon Enterprise, Inc.* (Aerospace & Defense)	241	29,530
Ball Corp. (Containers & Packaging)	1,241	115,637
Berry Global Group, Inc.* (Containers & Packaging)	506	28,432
Black Knight, Inc.* (IT Services)	596	52,657
Broadridge Financial Solutions, Inc. (IT Services)	439	67,255
BWX Technologies, Inc. (Aerospace & Defense)	362	21,821
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	516	48,437
Carlisle Cos., Inc. (Industrial Conglomerates)	203	31,705
Carrier Global Corp. (Building Products)	3,092	116,630
Caterpillar, Inc. (Machinery)	2,062	375,324
Cimpress PLC* (Commercial Services & Supplies)	74	6,493
Cintas Corp. (Commercial Services & Supplies)	333	117,702
Clean Harbors, Inc.* (Commercial Services & Supplies)	193	14,687
Cognex Corp. (Electronic Equipment, Instruments & Components)	663	53,229
Coherent, Inc.* (Electronic Equipment, Instruments & Components)	92	13,802
Colfax Corp.* (Machinery)	382	14,608
Concentrix Corp.* (IT Services)	157	15,496
CoreLogic, Inc. (IT Services)	295	22,809
Corning, Inc. (Electronic Equipment, Instruments & Components)	2,899	104,364
Crane Co. (Machinery)	188	14,600
Crown Holdings, Inc.* (Containers & Packaging)	511	51,202
CSX Corp. (Road & Rail)	2,903	263,447
Cummins, Inc. (Machinery)	562	127,630

Curtiss-Wright Corp. (Aerospace & Defense)	158	18,383
Deere & Co. (Machinery)	1,189	319,899
Dolby Laboratories, Inc.—Class A (Electronic Equipment, Instruments & Components)	244	23,700
Donaldson Co., Inc. (Machinery)	479	26,767
Dover Corp. (Machinery)	547	69,059
Dun & Bradstreet Holdings, Inc.* (Professional Services)	513	12,774
Eagle Materials, Inc. (Construction Materials)	159	16,115
Eaton Corp. PLC (Electrical Equipment)	1,513	181,771
EMCOR Group, Inc. (Construction & Engineering)	208	19,024
Emerson Electric Co. (Electrical Equipment)	2,270	182,439
EnerSys (Electrical Equipment)	162	13,456
Equifax, Inc. (Professional Services)	461	88,899
Euronet Worldwide, Inc.* (IT Services)	199	28,839
Expeditors International of Washington, Inc. (Air Freight & Logistics)	643	61,156
Fastenal Co. (Trading Companies & Distributors)	2,179	106,401
FedEx Corp. (Air Freight & Logistics)	917	238,072
Fidelity National Information Services, Inc. (IT Services)	2,355	333,138
Fiserv, Inc.* (IT Services)	2,113	240,586
FleetCor Technologies, Inc.* (IT Services)	317	86,487
FLIR Systems, Inc. (Electronic Equipment, Instruments & Components)	498	21,827
Flowserve Corp. (Machinery)	494	18,204
Fortive Corp. (Machinery)	1,280	90,650
Fortune Brands Home & Security, Inc. (Building Products)	527	45,174
FTI Consulting, Inc.* (Professional Services)	135	15,082
Gates Industrial Corp. PLC* (Machinery)	165	2,105
Generac Holdings, Inc.* (Electrical Equipment)	239	54,351
General Dynamics Corp. (Aerospace & Defense)	883	131,408
General Electric Co. (Industrial Conglomerates)	33,250	359,100
Genpact, Ltd. (IT Services)	668	27,628
Global Payments, Inc. (IT Services)	1,136	244,717
Graco, Inc. (Machinery)	636	46,015
Graphic Packaging Holding Co. (Containers & Packaging)	1,027	17,397
HEICO Corp. (Aerospace & Defense)	160	21,184
HEICO Corp.—Class A (Aerospace & Defense)	279	32,660
Hexcel Corp. (Aerospace & Defense)	317	15,371
Honeywell International, Inc. (Industrial Conglomerates)	2,663	566,420
Howmet Aerospace, Inc.* (Aerospace & Defense)	1,480	42,239
Hubbell, Inc. (Electrical Equipment)	206	32,299
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	154	26,254
IDEX Corp. (Machinery)	287	57,170
Illinois Tool Works, Inc. (Machinery)	1,094	223,045
Ingersoll Rand, Inc.* (Machinery)	1,410	64,240
Insperity, Inc. (Professional Services)	135	10,992
International Paper Co. (Containers & Packaging)	1,492	74,183

See accompanying notes to financial statements.

104  :: ProFund VP Industrials :: Financial Statements

Common Stocks, continued

	Shares	Value
IPG Photonics Corp.* (Electronic Equipment, Instruments & Components)	135	$30,212
Itron, Inc.* (Electronic Equipment, Instruments & Components)	154	14,769
ITT, Inc. (Machinery)	328	25,263
J.B. Hunt Transport Services, Inc. (Road & Rail)	317	43,318
Jabil, Inc. (Electronic Equipment, Instruments & Components)	510	21,690
Jack Henry & Associates, Inc. (IT Services)	290	46,977
Jacobs Engineering Group, Inc. (Construction & Engineering)	492	53,608
Johnson Controls International PLC (Building Products)	2,748	128,029
Kansas City Southern (Road & Rail)	356	72,670
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	703	92,859
Kirby Corp.* (Marine)	227	11,765
Knight-Swift Transportation Holdings, Inc. (Road & Rail)	476	19,906
L3Harris Technologies, Inc. (Aerospace & Defense)	797	150,649
Landstar System, Inc. (Road & Rail)	146	19,660
Lennox International, Inc. (Building Products)	132	36,164
Lincoln Electric Holdings, Inc. (Machinery)	226	26,273
Littelfuse, Inc. (Electronic Equipment, Instruments & Components)	92	23,429
Lockheed Martin Corp. (Aerospace & Defense)	935	331,906
Louisiana-Pacific Corp. (Paper & Forest Products)	415	15,426
Macquarie Infrastructure Corp. (Transportation Infrastructure)	277	10,401
ManpowerGroup, Inc. (Professional Services)	218	19,659
Martin Marietta Materials, Inc. (Construction Materials)	237	67,301
Masco Corp. (Building Products)	993	54,545
MasTec, Inc.* (Construction & Engineering)	213	14,522
MAXIMUS, Inc. (IT Services)	234	17,126
Mercury Systems, Inc.* (Aerospace & Defense)	212	18,669
MSA Safety, Inc. (Commercial Services & Supplies)	137	20,466
MSC Industrial Direct Co., Inc.—Class A (Trading Companies & Distributors)	173	14,599
National Instruments Corp. (Electronic Equipment, Instruments & Components)	498	21,882
Navistar International Corp.* (Machinery)	188	8,264
Nielsen Holdings PLC (Professional Services)	1,354	28,258
Nikola Corp.*(a) (Machinery)	524	7,996
Nordson Corp. (Machinery)	205	41,195
Norfolk Southern Corp. (Road & Rail)	965	229,294
Northrop Grumman Corp. (Aerospace & Defense)	588	179,175
nVent Electric PLC (Electrical Equipment)	645	15,022
Old Dominion Freight Line, Inc. (Road & Rail)	365	71,241
Oshkosh Corp. (Machinery)	259	22,292
Otis Worldwide Corp. (Machinery)	1,546	104,432
Owens Corning (Building Products)	411	31,137
PACCAR, Inc. (Machinery)	1,315	113,458
Packaging Corp. of America (Containers & Packaging)	360	49,648
Parker-Hannifin Corp. (Machinery)	489	133,208
Paychex, Inc. (IT Services)	1,215	113,214

PayPal Holdings, Inc.* (IT Services)	4,448	1,041,723
Pentair PLC (Machinery)	631	33,500
PerkinElmer, Inc. (Life Sciences Tools & Services)	425	60,988
Quanta Services, Inc. (Construction & Engineering)	527	37,955
Raytheon Technologies Corp. (Aerospace & Defense)	5,765	412,255
Regal Beloit Corp. (Electrical Equipment)	154	18,913
Republic Services, Inc.—Class A (Commercial Services & Supplies)	798	76,847
Robert Half International, Inc. (Professional Services)	433	27,054
Rockwell Automation, Inc. (Electrical Equipment)	441	110,607
Roper Technologies, Inc. (Industrial Conglomerates)	398	171,574
Sealed Air Corp. (Containers & Packaging)	589	26,970
Sensata Technologies Holding PLC* (Electrical Equipment)	597	31,486
Silgan Holdings, Inc. (Containers & Packaging)	298	11,050
Siteone Landscape Supply, Inc.* (Trading Companies & Distributors)	168	26,650
Snap-on, Inc. (Machinery)	206	35,255
Sonoco Products Co. (Containers & Packaging)	381	22,574
Square, Inc.*—Class A (IT Services)	1,457	317,101
Stericycle, Inc.* (Commercial Services & Supplies)	347	24,058
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	1,256	152,063
Teledyne Technologies, Inc.* (Aerospace & Defense)	140	54,877
Tetra Tech, Inc. (Commercial Services & Supplies)	204	23,619
Textron, Inc. (Aerospace & Defense)	869	41,999
The Boeing Co. (Aerospace & Defense)	2,013	430,904
The Middleby Corp.* (Machinery)	211	27,202
The Sherwin-Williams Co. (Chemicals)	311	228,557
The Timken Co. (Machinery)	257	19,882
The Toro Co. (Machinery)	407	38,600
The Western Union Co. (IT Services)	1,559	34,204
Trane Technologies PLC (Building Products)	911	132,242
TransDigm Group, Inc.* (Aerospace & Defense)	207	128,102
TransUnion (Professional Services)	723	71,736
Trex Co., Inc.* (Building Products)	440	36,837
Trimble, Inc.* (Electronic Equipment, Instruments & Components)	949	63,365
TriNet Group, Inc.* (Professional Services)	152	12,251
Union Pacific Corp. (Road & Rail)	2,557	532,419
United Parcel Service, Inc.—Class B (Air Freight & Logistics)	2,715	457,206
United Rentals, Inc.* (Trading Companies & Distributors)	274	63,543
Univar Solutions, Inc.* (Trading Companies & Distributors)	641	12,185
Valmont Industries, Inc. (Construction & Engineering)	81	14,169
Verisk Analytics, Inc.—Class A (Professional Services)	617	128,083
Vontier Corp.* (Electronic Equipment, Instruments & Components)	511	17,067

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Industrials :: 105

Common Stocks, continued

	Shares	Value
Vulcan Materials Co. (Construction Materials)	503	$74,599
W.W. Grainger, Inc. (Trading Companies & Distributors)	171	69,826
Waste Management, Inc. (Commercial Services & Supplies)	1,476	174,066
Watsco, Inc. (Trading Companies & Distributors)	125	28,319
Westinghouse Air Brake Technologies Corp. (Machinery)	680	49,776
WestRock Co. (Containers & Packaging)	997	43,399
WEX, Inc.* (IT Services)	167	33,990
Woodward, Inc. (Machinery)	221	26,858
XPO Logistics, Inc.* (Air Freight & Logistics)	347	41,362
Xylem, Inc. (Machinery)	684	69,624
Zebra Technologies Corp.*—Class A (Electronic Equipment, Instruments & Components)	202	77,635
TOTAL COMMON STOCKS (Cost $6,142,729)		16,449,764

Repurchase Agreements(b) (2.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $466,001	$466,000	$466,000
TOTAL REPURCHASE AGREEMENTS (Cost $466,000)		466,000

Collateral for Securities Loaned(NM)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.07%(c)	7,343	$7,343
Fidelity Investments Money Market Government Portfolio—Class I, 0.08%(c)	31	31
Invesco Government & Agency Portfolio— Institutional Shares, 0.11%(c)	134	134
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $7,508)		7,508
TOTAL INVESTMENT SECURITIES (Cost $6,616,237)—99.1%		16,923,272
Net other assets (liabilities)—0.9%		156,466
NET ASSETS—100.0%		$17,079,738

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $6,943.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2020.
NM	Not meaningful, amount is less than 0.05%.

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Industrials Index	Goldman Sachs International	1/25/21	0.60%	$623,646	$1,852

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Industrials invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Aerospace & Defense	$2,087,386	12.2%
Air Freight & Logistics	846,233	5.0%
Building Products	663,188	3.9%
Chemicals	228,557	1.3%
Commercial Services & Supplies	462,475	2.7%
Construction & Engineering	167,752	1.0%
Construction Materials	158,015	0.9%
Containers & Packaging	593,392	3.5%
Electrical Equipment	762,757	4.5%
Electronic Equipment, Instruments & Components	921,539	5.4%
Industrial Conglomerates	1,511,414	8.8%
IT Services	3,639,011	21.3%
Life Sciences Tools & Services	60,988	0.4%
Machinery	2,274,831	13.3%
Marine	11,765	0.1%
Paper & Forest Products	15,426	0.1%
Professional Services	431,578	2.5%
Road & Rail	1,251,955	7.3%
Trading Companies & Distributors	351,101	2.1%
Transportation Infrastructure	10,401	0.1%
Other**	629,974	3.6%
Total	$17,079,738	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

106  :: ProFund VP Industrials :: Financial Statements

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Total Investment Securities, at cost	$6,616,237
Securities, at value(a)	16,457,272
Repurchase agreements, at value	466,000
Total Investment Securities, at value	16,923,272
Cash	478
Dividends and interest receivable	8,430
Unrealized appreciation on swap agreements	1,852
Receivable for capital shares issued	187,482
Prepaid expenses	74
TOTAL ASSETS	17,121,588

LIABILITIES:
Payable for collateral for securities loaned	7,508
Advisory fees payable	9,931
Management services fees payable	1,324
Administration fees payable	1,071
Administrative services fees payable	6,443
Distribution fees payable	6,178
Transfer agency fees payable	899
Fund accounting fees payable	665
Compliance services fees payable	79
Other accrued expenses	7,752
TOTAL LIABILITIES	41,850
NET ASSETS	$17,079,738
NET ASSETS CONSIST OF:
Capital	$6,827,286
Total distributable earnings (loss)	10,252,452
NET ASSETS	$17,079,738
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	188,345
Net Asset Value (offering and redemption price per share)	$90.68
(a) Includes securities on loan valued at:	$6,943

Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$193,574
Interest	1,592
Income from securities lending	72
TOTAL INVESTMENT INCOME	195,238

EXPENSES:
Advisory fees	98,704
Management services fees	13,160
Administration fees	11,856
Transfer agency fees	9,499
Administrative services fees	38,072
Distribution fees	32,901
Custody fees	1,965
Fund accounting fees	7,222
Trustee fees	278
Compliance services fees	147
Other fees	16,189
Total Gross Expenses before reductions	229,993
Expenses reduced and reimbursed by the Advisor	(8,896)
TOTAL NET EXPENSES	221,097
NET INVESTMENT INCOME (LOSS)	(25,859)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,280,998
Net realized gains (losses) on swap agreements	(71,940)
Change in net unrealized appreciation/depreciation on investment securities	(8,143)
Change in net unrealized appreciation/depreciation on swap agreements	4,301
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	1,205,216
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,179,357

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Industrials :: 107

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(25,859)	$19,431
Net realized gains (losses) on investments	1,209,058	263,565
Change in net unrealized appreciation/depreciation on investments	(3,842)	3,362,682
Change in net assets resulting from operations	1,179,357	3,645,678

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(268,929)	(2,486,434)
Change in net assets resulting from distributions	(268,929)	(2,486,434)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	22,558,963	22,920,198
Distributions reinvested	268,929	2,486,434
Value of shares redeemed	(24,537,213)	(19,803,258)
Change in net assets resulting from capital transactions	(1,709,321)	5,603,374
Change in net assets	(798,893)	6,762,618

NET ASSETS:
Beginning of period	17,878,631	11,116,013
End of period	$17,079,738	$17,878,631

SHARE TRANSACTIONS:
Issued	294,654	279,930
Reinvested	3,320	34,220
Redeemed	(335,213)	(241,460)
Change in shares	(37,239)	72,690

See accompanying notes to financial statements.

108  :: ProFund VP Industrials :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$79.25	$72.70	$83.42	$68.28	$58.19

Investment Activities:
Net investment income (loss)(a)	(0.15)	0.10	(0.07)	0.09	0.23
Net realized and unrealized gains (losses) on investments	13.24	20.77	(10.56)	15.19	9.97
Total income (loss) from investment activities	13.09	20.87	(10.63)	15.28	10.20

Distributions to Shareholders From:
Net investment income	(0.14)	—	(0.09)	(0.14)	(0.11)
Net realized gains on investments	(1.52)	(14.32)	—	—	—
Total distributions	(1.66)	(14.32)	(0.09)	(0.14)	(0.11)

Net Asset Value, End of Period	$90.68	$79.25	$72.70	$83.42	$68.28

Total Return	16.76%	30.49%	(12.76)%	22.40%	17.55%

Ratios to Average Net Assets:
Gross expenses	1.75%	1.71%	1.68%	1.68%	1.69%
Net expenses	1.68%	1.68%	1.67%	1.68%	1.68%
Net investment income (loss)	(0.20)%	0.12%	(0.09)%	0.12%	0.37%

Supplemental Data:
Net assets, end of period (000’s)	$17,080	$17,879	$11,116	$39,291	$32,361
Portfolio turnover rate(b)	123%	71%	67%	107%	203%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP International :: 109

ProFund VP International (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index® (the “Index”). Since the foreign markets are not open when this Fund values its shares, it determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related futures contracts traded in the United States. For the year ended December 31, 2020, the Fund had a total return of 4.90%. For the same period, the Index had a total return of 7.82%1 and a volatility of 23.88%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to that of the daily performance of the U.S.-traded MSCI EAFE futures contract.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index includes 85% of free-float adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada. As of December 31, 2020, the Index has constituent companies from the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index levels and the price of the related futures contracts are expressed in U.S. dollar terms and as such they should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

During the year ended December 31, 2020, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP International from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP International	4.90%	4.93%	2.95%
MSCI EAFE Index®	7.82%	7.45%	5.51%

Expense Ratios**

Fund	Gross	Net
ProFund VP International	1.65%	1.65%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP International primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

MSCI EAFE Index – Composition

Industry Breakdown	% of Index
Financials	16%
Industrials	15%
Health Care	13%
Consumer Discretionary	13%
Consumer Staples	11%
Information Technology	9%
Materials	8%
Communication Services	5%
Utilities	4%
Energy	3%
Real Estate	3%
Country Composition
Japan	25%
United Kingdom	14%
France	11%
Switzerland	10%
Germany	9%
Australia	7%
Other	24%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the U.S.-traded MSCI EAFE futures contract and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

110  :: ProFund VP International :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2020

Repurchase Agreements(a)(b) (100.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $5,554,012	$5,554,000	$5,554,000
TOTAL REPURCHASE AGREEMENTS (Cost $5,554,000)		5,554,000
TOTAL INVESTMENT SECURITIES (Cost $5,554,000)—100.4%		5,554,000
Net other assets (liabilities)—(0.4)%		(21,556)
NET ASSETS—100.0%		$5,532,444

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2020, the aggregate amount held in a segregated account was $840,000.

(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index	Goldman Sachs International	1/27/21	0.40%	$2,886,451	$(3,519)
MSCI EAFE Index	UBS AG	1/27/21	0.90%	2,641,159	(3,300)
				$5,527,610	$(6,819)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP International :: 111

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Total Investment Securities, at cost	$5,554,000
Repurchase agreements, at value	5,554,000
Total Investment Securities, at value	5,554,000
Cash	687
Interest receivable	3
Prepaid expenses	35
TOTAL ASSETS	5,554,725

LIABILITIES:
Payable for capital shares redeemed	724
Unrealized depreciation on swap agreements	6,819
Advisory fees payable	3,525
Management services fees payable	470
Administration fees payable	336
Administrative services fees payable	3,203
Distribution fees payable	3,320
Transfer agency fees payable	307
Fund accounting fees payable	208
Compliance services fees payable	28
Other accrued expenses	3,341
TOTAL LIABILITIES	22,281
NET ASSETS	$5,532,444
NET ASSETS CONSIST OF:
Capital	$7,069,751
Total distributable earnings (loss)	(1,537,307)
NET ASSETS	$5,532,444
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	269,620
Net Asset Value (offering and redemption price per share)	$20.52

Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME:
Interest	$16,616

EXPENSES:
Advisory fees	39,442
Management services fees	5,259
Administration fees	4,497
Transfer agency fees	3,925
Administrative services fees	12,597
Distribution fees	13,147
Custody fees	797
Fund accounting fees	2,708
Trustee fees	109
Compliance services fees	61
Other fees	5,681
TOTAL NET EXPENSES	88,223
NET INVESTMENT INCOME (LOSS)	(71,607)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	295,215
Change in net unrealized appreciation/depreciation on swap agreements	13,230
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	308,445
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$236,838

See accompanying notes to financial statements.

112  :: ProFund VP International :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(71,607)	$26,163
Net realized gains (losses) on investments	295,215	1,078,268
Change in net unrealized appreciation/depreciation on investments	13,230	(59,987)
Change in net assets resulting from operations	236,838	1,044,444

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(26,163)	(16,547)
Change in net assets resulting from distributions	(26,163)	(16,547)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	9,567,191	9,409,815
Distributions reinvested	26,163	16,547
Value of shares redeemed	(9,950,961)	(10,914,998)
Change in net assets resulting from capital transactions	(357,607)	(1,488,636)
Change in net assets	(146,932)	(460,739)

NET ASSETS:
Beginning of period	5,679,376	6,140,115
End of period	$5,532,444	$5,679,376

SHARE TRANSACTIONS:
Issued	537,342	509,595
Reinvested	1,410	933
Redeemed	(557,950)	(593,256)
Change in shares	(19,198)	(82,728)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP International :: 113

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$19.66	$16.53	$23.47		$19.27	$19.45

Investment Activities:
Net investment income (loss)(a)	(0.24)	0.08	0.04		(0.18)	(0.27)
Net realized and unrealized gains (losses) on investments	1.19	3.10	(3.26)		4.38	0.09
Total income (loss) from investment activities	0.95	3.18	(3.22)		4.20	(0.18)

Distributions to Shareholders From:
Net investment income	(0.09)	(0.05)	—		—	—
Net realized gains on investments	—	—	(3.72)		—	—
Total distributions	(0.09)	(0.05)	(3.72)		—	—

Net Asset Value, End of Period	$20.52	$19.66	$16.53		$23.47	$19.27

Total Return	4.90%	19.27%	(15.76	)%(b)	21.80%	(0.93)%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.65%	1.57%		1.68%	1.68%
Net expenses	1.68%	1.65%	1.50	%(b)	1.68%	1.68%
Net investment income (loss)	(1.36)%	0.43%	0.20	%(b)	(0.81)%	(1.42)%

Supplemental Data:
Net assets, end of period (000’s)	$5,532	$5,679	$6,140		$15,131	$6,320
Portfolio turnover rate(c)	—	—	—		—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.57% and 0.13%, respectively, and the total return would have been (15.84)%.

(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

114 :: ProFund VP Internet :: Management Discussion of Fund Performance

ProFund VP Internet (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Internet CompositeSM Index (the “Index”). For the year ended December 31, 2020, the Fund had a total return of 50.82%. For the same period, the Index had a total return of 53.51%1 and a volatility of 35.92%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce, which includes companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a web site, and Internet Services, which includes companies that derive the majority of their revenues from providing access to the Internet or providing services to people using the Internet.

During the year ended December 31, 2020, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Internet from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Internet	50.82%	21.81%	18.63%
Dow Jones Internet CompositeSM Index	53.51%	23.95%	20.69%
S&P 500®	18.40%	15.22%	13.88%

Expense Ratios**

Fund	Gross	Net
ProFund VP Internet	1.69%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Swap Agreements	— (a)
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

(a)    Amount is less than 0.5%

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	10.0%
Alphabet, Inc.	8.5%
Facebook, Inc.	7.0%
PayPal Holdings, Inc.	5.5%
Netflix, Inc.	5.1%

Dow Jones Internet CompositeSM Index – Composition

% of Index
Interactive Media & Services	27%
Software	22%
Internet & Direct Marketing Retail	18%
IT Services	14%
Communications Equipment	9%
Entertainment	5%
Health Care Technology	4%
Diversified Telecommunication Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Internet :: 115

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (99.8%)

	Shares	Value
2U, Inc.* (Software)	5,458	$218,375
Akamai Technologies, Inc.* (IT Services)	3,961	415,865
Alphabet, Inc.*—Class A (Interactive Media & Services)	649	1,137,463
Alphabet, Inc.*—Class C (Interactive Media & Services)	627	1,098,429
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	811	2,641,370
Arista Networks, Inc.* (Communications Equipment)	1,410	409,704
Box, Inc.*—Class A (Software)	10,622	191,727
Ciena Corp.* (Communications Equipment)	6,101	322,438
Cisco Systems, Inc. (Communications Equipment)	25,646	1,147,658
Citrix Systems, Inc. (Software)	3,069	399,277
Cloudera, Inc.* (Software)	15,405	214,284
CommScope Holding Co., Inc.* (Communications Equipment)	14,334	192,076
Coupa Software, Inc.* (Software)	1,494	506,332
Datadog, Inc.*—Class A (Software)	4,504	443,374
DocuSign, Inc.* (Software)	2,842	631,777
Dropbox, Inc.* (Software)	12,589	279,350
eBay, Inc. (Internet & Direct Marketing Retail)	11,314	568,529
Etsy, Inc.* (Internet & Direct Marketing Retail)	2,811	500,105
Expedia Group, Inc. (Internet & Direct Marketing Retail)	3,257	431,227
Facebook, Inc.*—Class A (Interactive Media & Services)	6,729	1,838,095
Fastly, Inc.*—Class A (IT Services)	3,235	282,642
GoDaddy, Inc.*—Class A (IT Services)	4,512	374,270
Grubhub, Inc.* (Internet & Direct Marketing Retail)	3,857	286,459
Juniper Networks, Inc. (Communications Equipment)	13,091	294,678
Match Group, Inc.* (Interactive Media & Services)	4,171	630,613
Netflix, Inc.* (Entertainment)	2,486	1,344,255
Okta, Inc.* (IT Services)	2,257	573,865
PayPal Holdings, Inc.* (IT Services)	6,171	1,445,249
Pinterest, Inc.*—Class A (Interactive Media & Services)	8,480	558,832
Salesforce.com, Inc.* (Software)	5,364	1,193,650
Smartsheet, Inc.* (Software)	4,429	306,885
Snap, Inc.* (Interactive Media & Services)	13,303	666,081
Teladoc Health, Inc.* (Health Care Technology)	2,517	503,299
Twitter, Inc.* (Interactive Media & Services)	12,719	688,734
Veeva Systems, Inc.*—Class A (Health Care Technology)	2,248	612,018
VeriSign, Inc.* (IT Services)	2,213	478,893
Vonage Holdings Corp.* (Diversified Telecommunication Services)	15,360	197,760
Wayfair, Inc.*—Class A (Internet & Direct Marketing Retail)	1,744	393,813
Workday, Inc.*—Class A (Software)	2,804	671,866
Zillow Group, Inc.*—Class A (Interactive Media & Services)	779	105,897
Zillow Group, Inc.*—Class C (Interactive Media & Services)	3,164	410,687
Zoom Video Communications, Inc.*—Class A (Software)	2,120	715,118
TOTAL COMMON STOCKS (Cost $11,960,659)		26,323,019

Repurchase Agreements(a) (0.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $116,000	$116,000	$116,000
TOTAL REPURCHASE AGREEMENTS (Cost $116,000)		116,000
TOTAL INVESTMENT SECURITIES (Cost $12,076,659)—100.2%		26,439,019
Net other assets (liabilities)—(0.2)%		(40,271)
NET ASSETS—100.0%		$26,398,748

*	Non-income producing security.
(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones Internet Composite	Index Goldman Sachs International	1/25/21	0.60%	$90,842	$(5,460)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

116  :: ProFund VP Internet :: Financial Statements

ProFund VP Internet invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Communications Equipment	$2,366,554	9.0%
Diversified Telecommunication Services	197,760	0.7%
Entertainment	1,344,255	5.1%
Health Care Technology	1,115,317	4.2%
Interactive Media & Services	7,134,831	27.1%
Internet & Direct Marketing Retail	4,821,503	18.3%
IT Services	3,570,784	13.5%
Software	5,772,015	21.9%
Other**	75,729	0.2%
Total	$26,398,748	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Internet :: 117

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$12,076,659
Securities, at value	26,323,019
Repurchase agreements, at value	116,000
Total Investment Securities, at value	26,439,019
Cash	318
Receivable for capital shares issued	28,636
Prepaid expenses	101
TOTAL ASSETS	26,468,074

LIABILITIES:
Payable for capital shares redeemed	7,158
Unrealized depreciation on swap agreements	5,460
Advisory fees payable	16,131
Management services fees payable	2,151
Administration fees payable	1,669
Administrative services fees payable	10,429
Distribution fees payable	11,369
Transfer agency fees payable	1,401
Fund accounting fees payable	961
Compliance services fees payable	129
Other accrued expenses	12,468
TOTAL LIABILITIES	69,326
NET ASSETS	$26,398,748
NET ASSETS CONSIST OF:
Capital	$9,513,790
Total distributable earnings (loss)	16,884,958
NET ASSETS	$26,398,748
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	450,881
Net Asset Value (offering and redemption price per share)	$58.55

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$62,589
Interest	1,728
Income from securities lending	58
TOTAL INVESTMENT INCOME	64,375

EXPENSES:
Advisory fees	153,620
Management services fees	20,482
Administration fees	18,624
Transfer agency fees	15,039
Administrative services fees	52,356
Distribution fees	51,207
Custody fees	3,129
Fund accounting fees	10,472
Trustee fees	409
Compliance services fees	253
Other fees	24,716
Total Gross Expenses before reductions	350,307
Expenses reduced and reimbursed by the Advisor	(6,197)
TOTAL NET EXPENSES	344,110
NET INVESTMENT INCOME (LOSS)	(279,735)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	3,907,475
Net realized gains (losses) on swap agreements	184,525
Change in net unrealized appreciation/depreciation on investment securities	4,480,696
Change in net unrealized appreciation/depreciation on swap agreements	(4,709)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	8,567,987
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,288,252

See accompanying notes to financial statements.

118  :: ProFund VP Internet :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(279,735)	$(240,881)
Net realized gains (losses) on investments	4,092,000	3,393,226
Change in net unrealized appreciation/depreciation on investments	4,475,987	(193,427)
Change in net assets resulting from operations	8,288,252	2,958,918

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(2,716,437)	(491,896)
Change in net assets resulting from distributions	(2,716,437)	(491,896)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	27,276,562	33,569,114
Distributions reinvested	2,716,437	491,896
Value of shares redeemed	(25,759,486)	(37,851,719)
Change in net assets resulting from capital transactions	4,233,513	(3,790,709)
Change in net assets	9,805,328	(1,323,687)

NET ASSETS:
Beginning of period	16,593,420	17,917,107
End of period	$26,398,748	$16,593,420

SHARE TRANSACTIONS:
Issued	541,488	761,465	(a)
Reinvested	47,498	11,504	(a)
Redeemed	(523,130)	(867,050	)(a)
Change in shares	65,856	(94,081)

(a)	As described in Note 8, share amounts have been adjusted for 3:1 share split that occurred on November 18, 2019.

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Internet :: 119

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019(a)		Year Ended Dec. 31, 2018(a)	Year Ended Dec. 31, 2017(a)	Year Ended Dec. 31, 2016(a)
Net Asset Value, Beginning of Period	$43.10	$37.40		$37.12	$27.28	$27.49

Investment Activities:
Net investment income (loss)(b)	(0.69)	(0.54)		(0.59)	(0.47)	(0.40)
Net realized and unrealized gains (losses) on investments	22.44	7.27		2.80	10.31	1.93
Total income (loss) from investment activities	21.75	6.73		2.21	9.84	1.53

Distributions to Shareholders From:
Net realized gains on investments	(6.30)	(1.03)		(1.93)	—	(1.74)

Net Asset Value, End of Period	$58.55	$43.10		$37.40	$37.12	$27.28

Total Return	50.82%	18.03%		4.93%	36.05%	5.53%

Ratios to Average Net Assets:
Gross expenses	1.71%	1.69%		1.64%	1.64%	1.68%
Net expenses	1.68%	1.69	%(c)	1.64%	1.64%	1.68%
Net investment income (loss)	(1.36)%	(1.24)%		(1.39)%	(1.43)%	(1.52)%

Supplemental Data:
Net assets, end of period (000’s)	$26,399	$16,593		$17,917	$16,656	$12,356
Portfolio turnover rate(d	116%	163%		138%	116%	113%

(a)	As described in Note 8, share amounts have been adjusted for 3:1 share split that occurred on November 18, 2019.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

120 :: ProFund VP Japan :: Management Discussion of Fund Performance

ProFund VP Japan (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average (the “Index”). Since the Japanese markets are not open when this Fund values its shares, it determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related, dollar-denominated futures contracts traded in the United States. For the year ended December 31, 2020, the Fund had a total return of 15.93%. For the same period, the Index had a total return of 24.47%1, as measured in unhedged U.S. dollar terms, or 18.26%1 in local (Japanese yen) terms and a volatility of 25.82%. The U.S. dollar-denominated Nikkei futures contracts held in the Fund are not directly impacted by the dollar/yen exchange rate, which may cause the Fund to over or underperform versus the performance of the Index measured in unhedged U.S. dollar terms, depending upon whether the U.S. dollar rises or falls in value versus the yen. During the year, the Fund was generally not exposed to fluctuations in the dollar/yen exchange rate. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the U.S.-traded U.S. dollar-denominated futures contract on the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is a modified price-weighted index of the 225 most actively traded and liquid Japanese stocks traded in the First Section of the Tokyo Stock Exchange.

During the year ended December 31, 2020, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Japan from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Japan	15.93%	7.89%	9.02%
Nikkei 225 Stock Average - USD	24.47%	13.14%	9.83%
Nikkei 225 Stock Average - Yen	18.26%	9.73%	12.52%

Expense Ratios**

Fund	Gross	Net
ProFund VP Japan	1.74%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	99%
Swap Agreements	— (a)
Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

(a)	Amount is less than 0.5%.

Holdings

The ProFund VP Japan primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Nikkei 225 Stock Average – Composition

% of Index
Consumer Discretionary	23%
Industrials	19%
Information Technology	17%
Health Care	14%
communication Services	11%
Consumer Staples	7%
Materials	6%
Financials	2%
Real Estate	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends in the Index. Unhedged U.S. dollar performance is calculated by converting U.S. dollars to yen at the beginning of the period and to U.S. dollars at the end of the period. “Local (yen)” returns are theoretical Index returns experienced by local residents living in Japan. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the U.S.-traded U.S. dollar-denominated futures contract on the index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Japan :: 121

Schedule of Portfolio Investments :: December 31, 2020

Repurchase Agreements(a) (92.5%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $10,796,023	$10,796,000	$10,796,000
TOTAL REPURCHASE AGREEMENTS (Cost $10,796,000)		10,796,000
TOTAL INVESTMENT SECURITIES (Cost $10,796,000)—92.5%		10,796,000
Net other assets (liabilities)—7.5%		872,130
NET ASSETS—100.0%		$11,668,130

(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Nikkei 225 Futures Contracts	84	3/12/21	$11,564,700	$273,101

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Nikkei 225 Stock Average	Goldman Sachs International	1/27/21	0.50%	$49,564	$2,094

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

122 :: ProFund VP Japan :: Financial Statements

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$10,796,000
Repurchase agreements, at value	10,796,000
Total Investment Securities, at value	10,796,000
Cash	184
Segregated cash balances for futures contracts with brokers	684,750
Interest receivable	6
Unrealized appreciation on swap agreements	2,094
Receivable for capital shares issued	186,635
Variation margin on futures contracts	41,447
Prepaid expenses	42
TOTAL ASSETS	11,711,158

LIABILITIES:
Payable for capital shares redeemed	16,743
Advisory fees payable	7,294
Management services fees payable	972
Administration fees payable	688
Administrative services fees payable	4,447
Distribution fees payable	4,579
Transfer agency fees payable	577
Fund accounting fees payable	391
Compliance services fees payable	46
Other accrued expenses	7,291
TOTAL LIABILITIES	43,028
NET ASSETS	$11,668,130
NET ASSETS CONSIST OF:
Capital	$10,559,508
Total distributable earnings (loss)	1,108,622
NET ASSETS	$11,668,130
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	183,328
Net Asset Value (offering and redemption price per share)	$63.65

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Interest	$23,318

EXPENSES:
Advisory fees	57,545
Management services fees	7,673
Administration fees	6,986
Transfer agency fees	5,607
Administrative services fees	22,030
Distribution fees	19,182
Custody fees	1,143
Fund accounting fees	3,864
Trustee fees	156
Compliance services fees	90
Other fees	10,122
Total Gross Expenses before reductions	134,398
Expenses reduced and reimbursed by the Advisor	(5,496)
TOTAL NET EXPENSES	128,902
NET INVESTMENT INCOME (LOSS)	(105,584)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	1,213,763
Net realized gains (losses) on swap agreements	18,938
Change in net unrealized appreciation/depreciation on futures contracts	259,503
Change in net unrealized appreciation/depreciation on swap agreements	2,094
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	1,494,298
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,388,714

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Japan :: 123

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(105,584)	$18,886
Net realized gains (losses) on investments	1,232,701	793,232
Change in net unrealized appreciation/depreciation on investments	261,597	621,320
Change in net assets resulting from operations	1,388,714	1,433,438

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(18,886)	(9,941)
Change in net assets resulting from distributions	(18,886)	(9,941)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	15,082,367	15,089,180
Distributions reinvested	18,886	9,941
Value of shares redeemed	(14,121,561)	(15,809,594)
Change in net assets resulting from capital transactions	979,692	(710,473)
Change in net assets	2,349,520	713,024

NET ASSETS:
Beginning of period	9,318,610	8,605,586
End of period	$11,668,130	$9,318,610

SHARE TRANSACTIONS:
Issued	275,712	292,924
Reinvested	347	206
Redeemed	(261,962)	(311,178)
Change in shares	14,097	(18,048)

See accompanying notes to financial statements.

124 :: ProFund VP Japan :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019		Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016(a)
Net Asset Value, Beginning of Period	$55.06	$45.95		$52.00		$43.90	$43.71

Investment Activities:
Net investment income (loss)(b)	(0.73)	0.12		0.05		(0.41)	(0.56)
Net realized and unrealized gains (losses) on investments	9.48	9.06		(6.10)		8.51	0.75
Total income (loss) from investment activities	8.75	9.18		(6.05)		8.10	0.19

Distributions to Shareholders From:
Net investment income	(0.16)	(0.07)		—		—	—

Net Asset Value, End of Period	$63.65	$55.06		$45.95		$52.00	$43.90

Total Return	15.93%	20.00%		(11.63	)%(c)	18.45%	0.41%

Ratios to Average Net Assets:
Gross expenses	1.75%	1.74%		1.63%		1.71%	1.69%
Net expenses	1.68%	1.74	%(d)	1.56	%(c)	1.68%	1.68%
Net investment income (loss)	(1.38)%	0.23%		0.09	%(c)	(0.89)%	(1.44)%

Supplemental Data:
Net assets, end of period (000’s)	$11,668	$9,319		$8,606		$12,840	$11,563
Portfolio turnover rate(e)	—	—		—		—	—

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on December 5, 2016.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.63% and 0.02%, respectively, and the total return would have been (11.71)%.
(d)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Large-Cap Growth :: 125

ProFund VP Large-Cap Growth (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Growth Index (the “Index”). For the year ended December 31, 2020, the Fund had a total return of 30.93%. For the same period, the Index had a total return of 33.47%1 and a volatility of 35.32%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap U.S. equity “growth” performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P 500® that have been identified as being on the growth end of the growth-value spectrum.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Large-Cap Growth from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Large-Cap Growth	30.93%	16.86%	14.51%
S&P 500® Growth Index	33.47%	18.98%	16.49%

Expense Ratios**

Fund	Gross	Net
ProFund VP Large-Cap Growth	1.73%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	12.5%
Microsoft Corp.	9.9%
Amazon.com, Inc.	8.2%
Alphabet, Inc.	6.1%
Facebook, Inc.	3.9%

S&P 500® Growth Index – Composition

% of Index
Information Technology	41%
Consumer Discretionary	17%
Communication Services	14%
Health Care	12%
Industrials	5%
Consumer Staples	4%
Financials	3%
Materials	2%
Real Estate	1%
Utilities	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

126 :: ProFund VP Large-Cap Growth :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (98.9%)

	Shares	Value
Abbott Laboratories (Health Care Equipment & Supplies)	1,848	$202,339
AbbVie, Inc. (Biotechnology)	2,307	247,195
ABIOMED, Inc.* (Health Care Equipment & Supplies)	80	25,936
Accenture PLC—Class A (IT Services)	628	164,040
Activision Blizzard, Inc. (Entertainment)	804	74,651
Adobe, Inc.* (Software)	848	424,103
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	2,124	194,792
Agilent Technologies, Inc. (Life Sciences Tools & Services)	389	46,093
Air Products & Chemicals, Inc. (Chemicals)	180	49,180
Akamai Technologies, Inc.* (IT Services)	183	19,213
Albemarle Corp. (Chemicals)	188	27,734
Alexion Pharmaceuticals, Inc.* (Biotechnology)	282	44,060
Align Technology, Inc.* (Health Care Equipment & Supplies)	127	67,866
Allegion PLC (Building Products)	69	8,030
Alphabet, Inc.*—Class A (Interactive Media & Services)	531	930,652
Alphabet, Inc.*—Class C (Interactive Media & Services)	513	898,714
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	754	2,455,725
American Tower Corp. (Equity Real Estate Investment Trusts)	401	90,007
American Water Works Co., Inc. (Water Utilities)	160	24,555
AMETEK, Inc. (Electrical Equipment)	198	23,946
Amgen, Inc. (Biotechnology)	514	118,179
Amphenol Corp.—Class A (Electronic Equipment, Instruments & Components)	327	42,761
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	280	41,364
ANSYS, Inc.* (Software)	152	55,298
Aon PLC (Insurance)	210	44,367
Apple, Inc. (Technology Hardware, Storage & Peripherals)	28,236	3,746,635
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	1,612	139,116
Aptiv PLC (Auto Components)	320	41,693
Arista Networks, Inc.* (Communications Equipment)	96	27,895
Arthur J. Gallagher & Co. (Insurance)	146	18,062
Autodesk, Inc.* (Software)	389	118,777
Automatic Data Processing, Inc. (IT Services)	364	64,137
AutoZone, Inc.* (Specialty Retail)	23	27,265
Avery Dennison Corp. (Containers & Packaging)	62	9,617
Ball Corp. (Containers & Packaging)	369	34,383
Best Buy Co., Inc. (Specialty Retail)	203	20,257
Biogen, Inc.* (Biotechnology)	144	35,260
Bio-Rad Laboratories, Inc.*—Class A (Life Sciences Tools & Services)	38	22,152
BlackRock, Inc.—Class A (Capital Markets)	175	126,270
Booking Holdings, Inc.* (Internet & Direct Marketing Retail)	28	62,364
Bristol-Myers Squibb Co. (Pharmaceuticals)	2,075	128,712
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	486	212,795
Broadridge Financial Solutions, Inc. (IT Services)	102	15,626
Brown-Forman Corp.—Class B (Beverages)	160	12,709
Cadence Design Systems, Inc.* (Software)	491	66,987
Carrier Global Corp. (Building Products)	920	34,703
Catalent, Inc.* (Pharmaceuticals)	290	30,180
Caterpillar, Inc. (Machinery)	452	82,273
Cboe Global Markets, Inc. (Capital Markets)	96	8,940
CDW Corp. (Electronic Equipment, Instruments & Components)	111	14,629
Cerner Corp. (Health Care Technology)	231	18,129
Charter Communications, Inc.*—Class A (Media)	258	170,680
Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	50	69,336
Church & Dwight Co., Inc. (Household Products)	293	25,558
Cintas Corp. (Commercial Services & Supplies)	102	36,053
Citrix Systems, Inc. (Software)	141	18,344
Cognizant Technology Solutions Corp.— Class A (IT Services)	481	39,418
Colgate-Palmolive Co. (Household Products)	786	67,211
Comcast Corp.—Class A (Media)	3,548	185,915
Copart, Inc.* (Commercial Services & Supplies)	366	46,574
Corning, Inc. (Electronic Equipment, Instruments & Components)	633	22,788
Costco Wholesale Corp. (Food & Staples Retailing)	414	155,987
Crown Castle International Corp. (Equity Real Estate Investment Trusts)	458	72,909
CSX Corp. (Road & Rail)	702	63,707
Cummins, Inc. (Machinery)	112	25,435
Danaher Corp. (Health Care Equipment & Supplies)	760	168,826
DaVita, Inc.* (Health Care Providers & Services)	130	15,262
Deere & Co. (Machinery)	416	111,924
DexCom, Inc.* (Health Care Equipment & Supplies)	170	62,852
Dollar General Corp. (Multiline Retail)	433	91,060
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)	70	26,842
Dow, Inc. (Chemicals)	641	35,576
DR Horton, Inc. (Household Durables)	351	24,191
Duke Realty Corp. (Equity Real Estate Investment Trusts)	268	10,712
eBay, Inc. (Internet & Direct Marketing Retail)	1,155	58,039
Ecolab, Inc. (Chemicals)	202	43,705
Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	626	57,110
Electronic Arts, Inc. (Entertainment)	277	39,777
Eli Lilly & Co. (Pharmaceuticals)	855	144,358
Emerson Electric Co. (Electrical Equipment)	421	33,836
Equifax, Inc. (Professional Services)	107	20,634
Equinix, Inc. (Equity Real Estate Investment Trusts)	92	65,705
Etsy, Inc.* (Internet & Direct Marketing Retail)	223	39,674
Expedia Group, Inc. (Internet & Direct Marketing Retail)	86	11,386
Expeditors International of Washington, Inc. (Air Freight & Logistics)	194	18,451

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Growth :: 127

Common Stocks, continued

	Shares		Value
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	108		$12,513
F5 Networks, Inc.* (Communications Equipment)	48		8,445
Facebook, Inc.*—Class A (Interactive Media & Services)	4,248		1,160,383
Fastenal Co. (Trading Companies & Distributors)	759		37,061
FedEx Corp. (Air Freight & Logistics)	274		71,136
First Republic Bank (Banks)	163		23,950
Fiserv, Inc.* (IT Services)	668		76,058
FleetCor Technologies, Inc.* (IT Services)	64		17,461
FMC Corp. (Chemicals)	229		26,319
Fortinet, Inc.* (Software)	238		35,350
Fortune Brands Home & Security, Inc. (Building Products)	139		11,915
Freeport-McMoRan, Inc. (Metals & Mining)	1,588		41,320
Garmin, Ltd. (Household Durables)	147		17,590
Gartner, Inc.* (IT Services)	84		13,456
Hess Corp. (Oil, Gas & Consumable Fuels)	254		13,409
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	180		20,027
Hologic, Inc.* (Health Care Equipment & Supplies)	326		23,743
Humana, Inc. (Health Care Providers & Services)	121		49,643
IDEX Corp. (Machinery)	61		12,151
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	151		75,480
IHS Markit, Ltd. (Professional Services)	427		38,357
Illinois Tool Works, Inc. (Machinery)	224		45,669
Illumina, Inc.* (Life Sciences Tools & Services)	129		47,730
Incyte Corp.* (Biotechnology)	206		17,918
Intercontinental Exchange, Inc. (Capital Markets)	535		61,680
Intuit, Inc. (Software)	464		176,250
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	145		118,625
IPG Photonics Corp.* (Electronic Equipment, Instruments & Components)	29		6,490
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	217		38,880
J.B. Hunt Transport Services, Inc. (Road & Rail)	87		11,889
Jack Henry & Associates, Inc. (IT Services)	65		10,529
Jacobs Engineering Group, Inc. (Construction & Engineering)	141		15,363
Johnson & Johnson (Pharmaceuticals)	1,861		292,885
Kansas City Southern (Road & Rail)	85		17,351
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	187		24,701
Kimberly-Clark Corp. (Household Products)	229		30,876
KLA Corp. (Semiconductors & Semiconductor Equipment)	274		70,941
L Brands, Inc. (Specialty Retail)	230		8,554
L3Harris Technologies, Inc. (Aerospace & Defense)	212		40,072
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	255		120,429
Lamb Weston Holding, Inc. (Food Products)	94		7,402
Linde PLC (Chemicals)	538		141,767
Lockheed Martin Corp. (Aerospace & Defense)	200		70,997
Lowe’s Cos.,Inc. (Specialty Retail)	919		147,509
MarketAxess Holdings, Inc. (Capital Markets)	67		38,228
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	—	(a)	42
Marsh & McLennan Cos., Inc. (Insurance)	439		51,363
Masco Corp. (Building Products)	202		11,096
Mastercard, Inc.—Class A (IT Services)	1,056		376,929
Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	281		24,911
McCormick & Co., Inc. (Food Products)	192		18,355
McDonald’s Corp. (Hotels, Restaurants & Leisure)	527		113,084
Merck & Co., Inc. (Pharmaceuticals)	2,144		175,379
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	42		47,866
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	331		45,714
Microsoft Corp. (Software)	13,358		2,971,087
Monster Beverage Corp.* (Beverages)	652		60,297
Moody’s Corp. (Capital Markets)	206		59,789
Motorola Solutions, Inc. (Communications Equipment)	135		22,958
MSCI, Inc.—Class A (Capital Markets)	146		65,193
Nasdaq, Inc. (Capital Markets)	132		17,522
Netflix, Inc.* (Entertainment)	781		422,311
Newmont Corp. (Metals & Mining)	779		46,654
NextEra Energy, Inc. (Electric Utilities)	1,487		114,722
NIKE, Inc.—Class B (Textiles, Apparel & Luxury Goods)	1,418		200,604
Norfolk Southern Corp. (Road & Rail)	202		47,997
NRG Energy, Inc. (Independent Power and Renewable Electricity Producers)	253		9,500
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	1,093		570,764
Old Dominion Freight Line, Inc. (Road & Rail)	170		33,181
Oracle Corp. (Software)	1,841		119,094
O’Reilly Automotive, Inc.* (Specialty Retail)	88		39,826
Otis Worldwide Corp. (Machinery)	372		25,129
Parker-Hannifin Corp. (Machinery)	118		32,144
Paychex, Inc. (IT Services)	298		27,768
Paycom Software, Inc.* (Software)	87		39,346
PayPal Holdings, Inc.* (IT Services)	2,071		485,028
PepsiCo, Inc. (Beverages)	1,025		152,007
PerkinElmer, Inc. (Life Sciences Tools & Services)	198		28,413
Pool Corp. (Distributors)	71		26,448
Public Storage (Equity Real Estate Investment Trusts)	115		26,557
PulteGroup, Inc. (Household Durables)	240		10,349
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	202		33,587
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	1,998		304,375
Quanta Services, Inc. (Construction & Engineering)	141		10,155
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	185		89,375
ResMed, Inc. (Health Care Equipment & Supplies)	257		54,628
Rockwell Automation, Inc. (Electrical Equipment)	115		28,843
Rollins, Inc. (Commercial Services & Supplies)	389		15,198
Roper Technologies, Inc. (Industrial Conglomerates)	100		43,109
S&P Global, Inc. (Capital Markets)	426		140,038

See accompanying notes to financial statements.

128 :: ProFund VP Large-Cap Growth :: Financial Statements

Common Stocks, continued

	Shares	Value
Salesforce.com, Inc.* (Software)	1,616	$359,608
SBA Communications Corp. (Equity Real Estate Investment Trusts)	127	35,831
Sealed Air Corp. (Containers & Packaging)	178	8,151
ServiceNow, Inc.* (Software)	345	189,898
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	152	23,238
Starbucks Corp. (Hotels, Restaurants & Leisure)	1,202	128,590
STERIS PLC (Health Care Equipment & Supplies)	86	16,300
Stryker Corp. (Health Care Equipment & Supplies)	283	69,346
SVB Financial Group* (Banks)	92	35,680
Synopsys, Inc.* (Software)	270	69,995
T. Rowe Price Group, Inc. (Capital Markets)	240	36,334
Take-Two Interactive Software, Inc.* (Entertainment)	203	42,181
Target Corp. (Multiline Retail)	584	103,093
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	221	26,756
Teledyne Technologies, Inc.* (Aerospace & Defense)	32	12,543
Teleflex, Inc. (Health Care Equipment & Supplies)	39	16,051
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	292	35,008
Tesla, Inc.* (Automobiles)	1,340	945,598
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	859	140,988
The AES Corp. (Independent Power and Renewable Electricity Producers)	445	10,458
The Clorox Co. (Household Products)	149	30,086
The Coca-Cola Co. (Beverages)	2,389	131,013
The Cooper Cos., Inc. (Health Care Equipment & Supplies)	36	13,080
The Estee Lauder Co., Inc. (Personal Products)	224	59,627
The Hershey Co. (Food Products)	107	16,299
The Home Depot, Inc. (Specialty Retail)	1,370	363,900
The Procter & Gamble Co. (Household Products)	2,103	292,611
The Progressive Corp. (Insurance)	661	65,359
The Sherwin-Williams Co. (Chemicals)	99	72,756
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	700	326,045
T-Mobile US, Inc.* (Wireless Telecommunication Services)	710	95,744
Tractor Supply Co. (Specialty Retail)	206	28,959
Trane Technologies PLC (Building Products)	195	28,306
TransDigm Group, Inc.* (Aerospace & Defense)	58	35,893
Twitter, Inc.* (Interactive Media & Services)	1,404	76,027
Tyler Technologies, Inc.* (Software)	72	31,429
Ulta Beauty, Inc.* (Specialty Retail)	51	14,645
Union Pacific Corp. (Road & Rail)	572	119,101
United Parcel Service, Inc.—Class B (Air Freight & Logistics)	884	148,866
United Rentals, Inc.* (Trading Companies & Distributors)	127	29,453
UnitedHealth Group, Inc. (Health Care Providers & Services)	872	305,793
Varian Medical Systems, Inc.* (Health Care Equipment & Supplies)	100	17,501
VeriSign, Inc.* (IT Services)	75	16,230
Verisk Analytics, Inc.—Class A (Professional Services)	287	59,579
Vertex Pharmaceuticals, Inc.* (Biotechnology)	460	108,716
Visa, Inc.—Class A (IT Services)	1,797	393,058
Vulcan Materials Co. (Construction Materials)	99	14,683
W.W. Grainger, Inc. (Trading Companies & Distributors)	49	20,009
Waste Management, Inc. (Commercial Services & Supplies)	266	31,369
Waters Corp.* (Life Sciences Tools & Services)	61	15,093
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	130	36,830
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	434	61,528
Xylem, Inc. (Machinery)	145	14,760
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	229	24,860
Zebra Technologies Corp.*—Class A (Electronic Equipment, Instruments & Components)	69	26,519
Zoetis, Inc. (Pharmaceuticals)	614	101,617
TOTAL COMMON STOCKS (Cost $12,783,903)		29,640,429

Repurchase Agreements(b) (0.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $121,000	$121,000	$121,000
TOTAL REPURCHASE AGREEMENTS (Cost $121,000)		121,000
TOTAL INVESTMENT SECURITIES (Cost $12,904,903)—99.3%		29,761,429
Net other assets (liabilities)—0.7%		201,376
NET ASSETS—100.0%		$29,962,805

*	Non-income producing security.
(a)	Number of shares is less than 0.50
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Growth :: 129

ProFund VP Large-Cap Growth invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Aerospace & Defense	$159,505	0.5%
Air Freight & Logistics	238,453	0.8%
Auto Components	41,693	0.1%
Automobiles	945,598	3.2%
Banks	59,630	0.2%
Beverages	356,026	1.2%
Biotechnology	660,703	2.2%
Building Products	94,050	0.3%
Capital Markets	553,994	1.8%
Chemicals	397,037	1.3%
Commercial Services & Supplies	129,194	0.4%
Communications Equipment	59,298	0.2%
Construction & Engineering	25,518	0.1%
Construction Materials	14,683	NM
Containers & Packaging	52,151	0.2%
Distributors	26,448	0.1%
Electric Utilities	114,722	0.3%
Electrical Equipment	86,625	0.3%
Electronic Equipment, Instruments & Components	164,644	0.5%
Entertainment	578,920	1.9%
Equity Real Estate Investment Trusts	314,234	1.0%
Food & Staples Retailing	155,987	0.5%
Food Products	42,056	0.1%
Health Care Equipment & Supplies	1,026,513	3.5%
Health Care Providers & Services	370,698	1.2%
Health Care Technology	18,129	0.1%
Hotels, Restaurants & Leisure	382,781	1.3%
Household Durables	52,130	0.2%
Household Products	446,342	1.5%
Independent Power and Renewable Electricity Producers	19,958	0.1%
Industrial Conglomerates	43,109	0.1%
Insurance	179,151	0.6%
Interactive Media & Services	3,065,776	10.3%
Internet & Direct Marketing Retail	2,627,188	8.8%
IT Services	1,718,951	5.7%
Life Sciences Tools & Services	572,272	1.9%
Machinery	349,485	1.2%
Media	356,595	1.2%
Metals & Mining	87,974	0.3%
Multiline Retail	194,153	0.6%
Oil, Gas & Consumable Fuels	13,409	NM
Personal Products	59,627	0.2%
Pharmaceuticals	873,131	2.9%
Professional Services	118,570	0.4%
Road & Rail	293,226	1.0%
Semiconductors & Semiconductor Equipment	2,019,550	6.7%
Software	4,675,566	15.7%
Specialty Retail	650,915	2.2%
Technology Hardware, Storage & Peripherals	3,746,635	12.6%
Textiles, Apparel & Luxury Goods	200,604	0.7%
Trading Companies & Distributors	86,523	0.3%
Water Utilities	24,555	0.1%
Wireless Telecommunication Services	95,744	0.3%
Other**	322,376	1.1%
Total	$29,962,805	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

130 :: ProFund VP Large-Cap Growth :: Financial Statements

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$12,904,903
Securities, at value	29,640,429
Repurchase agreements, at value	121,000
Total Investment Securities, at value	29,761,429
Cash	1,019
Dividends and interest receivable	8,264
Receivable for capital shares issued	79,945
Receivable for investments sold	175,430
Prepaid expenses	2,195
TOTAL ASSETS	30,028,282

LIABILITIES:
Payable for capital shares redeemed	218
Advisory fees payable	18,420
Management services fees payable	2,456
Administration fees payable	1,953
Administrative services fees payable	11,356
Distribution fees payable	11,196
Transfer agency fees payable	1,639
Fund accounting fees payable	1,194
Compliance services fees payable	154
Other accrued expenses	16,891
TOTAL LIABILITIES	65,477
NET ASSETS	$29,962,805
NET ASSETS CONSIST OF:
Capital	$9,953,763
Total distributable earnings (loss)	20,009,042
NET ASSETS	$29,962,805
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	387,949
Net Asset Value (offering and redemption price per share)	$77.23

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$314,276
Interest	158
Income from securities lending	31
TOTAL INVESTMENT INCOME	314,465

EXPENSES:
Advisory fees	202,957
Management services fees	27,061
Administration fees	24,695
Transfer agency fees	19,825
Administrative services fees	78,803
Distribution fees	67,652
Custody fees	4,550
Fund accounting fees	14,610
Trustee fees	578
Compliance services fees	311
Other fees	32,396
Total Gross Expenses before reductions	473,438
Expenses reduced and reimbursed by the Advisor	(18,816)
TOTAL NET EXPENSES	454,622
NET INVESTMENT INCOME (LOSS)	(140,157)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	4,081,236
Change in net unrealized appreciation/depreciation on investment securities	3,170,326
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	7,251,562
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,111,405

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Growth :: 131

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(140,157)	$(38,134)
Net realized gains (losses) on investments	4,081,236	3,419,160
Change in net unrealized appreciation/depreciation on investments	3,170,326	3,035,979
Change in net assets resulting from operations	7,111,405	6,417,005

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(2,722,527)	(6,298,722)
Change in net assets resulting from distributions	(2,722,527)	(6,298,722)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	43,774,938	35,112,167
Distributions reinvested	2,722,527	6,298,722
Value of shares redeemed	(49,864,282)	(37,409,678)
Change in net assets resulting from capital transactions	(3,366,817)	4,001,211
Change in net assets	1,022,061	4,119,494

NET ASSETS:
Beginning of period	28,940,744	24,821,250
End of period	$29,962,805	$28,940,744

SHARE TRANSACTIONS:
Issued	650,844	522,577
Reinvested	35,998	107,579
Redeemed	(748,650)	(562,150)
Change in shares	(61,808)	68,006

See accompanying notes to financial statements.

132 :: ProFund VP Large-Cap Growth :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$64.35	$65.02	$69.22	$57.48	$59.38

Investment Activities:
Net investment income (loss)(a)	(0.35)	(0.10)	(0.22)	(0.04)	(0.06)
Net realized and unrealized gains (losses) on investments	20.11	17.13	(0.74)	14.41	3.07
Total income (loss) from investment activities	19.76	17.03	(0.96)	14.37	3.01

Distributions to Shareholders From:
Net investment income	—	—	—	—	(0.03)
Net realized gains on investments	(6.88)	(17.70)	(3.24)	(2.63)	(4.88)
Total distributions	(6.88)	(17.70)	(3.24)	(2.63)	(4.91)

Net Asset Value, End of Period	$77.23	$64.35	$65.02	$69.22	$57.48

Total Return	30.93%	28.89%	(1.86)%	25.29%	5.01%

Ratios to Average Net Assets:
Gross expenses	1.75%	1.73%	1.69%	1.68%	1.68%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.52)%	(0.14)%	(0.30)%	(0.07)%	(0.10)%

Supplemental Data:
Net assets, end of period (000’s)	$29,963	$28,941	$24,821	$34,398	$26,012
Portfolio turnover rate(b)	150%	136%	149%	154%	150%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Large-Cap Value :: 133

ProFund VP Large-Cap Value (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Value Index (the “Index”). For the year ended December 31, 2020, the Fund had a total return of -0.06%. For the same period, the Index had a total return of 1.36%1 and a volatility of 35.79%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P 500® that have been identified as being on the value end of the growth-value spectrum.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Large-Cap Value from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Large-Cap Value	-0.06%	8.70%	8.99%
S&P 500® Value Index	1.36%	10.52%	10.74%

Expense Ratios**

Fund	Gross	Net
ProFund VP Large-Cap Value	1.74%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Berkshire Hathaway, Inc.	3.0%
JPMorgan Chase & Co.	2.6%
The Walt Disney Co.	2.2%
Johnson & Johnson	1.7%
Verizon Communications, Inc.	1.6%

S&P 500® Value Index – Composition

% of Index
Financials	19%
Health Care	15%
Industrials	12%
Information Technology	12%
Consumer Staples	10%
Consumer Discretionary	8%
Communication Services	7%
Utilities	5%
Energy	5%
Real Estate	4%
Materials	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

134 :: ProFund VP Large-Cap Value :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (99.7%)

	Shares	Value
3M Co. (Industrial Conglomerates)	565	$98,756
A.O. Smith Corp. (Building Products)	133	7,291
Abbott Laboratories (Health Care Equipment & Supplies)	711	77,847
AbbVie, Inc. (Biotechnology)	449	48,110
Accenture PLC—Class A (IT Services)	273	71,310
Activision Blizzard, Inc. (Entertainment)	310	28,784
Advance Auto Parts, Inc. (Specialty Retail)	66	10,396
Aflac, Inc. (Insurance)	640	28,461
Agilent Technologies, Inc. (Life Sciences Tools & Services)	84	9,953
Air Products & Chemicals, Inc. (Chemicals)	117	31,967
Akamai Technologies, Inc.* (IT Services)	57	5,984
Alaska Air Group, Inc. (Airlines)	121	6,292
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	121	21,565
Alexion Pharmaceuticals, Inc.* (Biotechnology)	58	9,062
Allegion PLC (Building Products)	52	6,052
Alliant Energy Corp. (Electric Utilities)	245	12,625
Altria Group, Inc. (Tobacco)	1,819	74,579
Amcor PLC (Containers & Packaging)	1,535	18,067
Ameren Corp. (Multi-Utilities)	242	18,891
American Airlines Group, Inc.(a) (Airlines)	598	9,430
American Electric Power Co., Inc. (Electric Utilities)	486	40,469
American Express Co. (Consumer Finance)	638	77,140
American International Group, Inc. (Insurance)	843	31,916
American Tower Corp. (Equity Real Estate Investment Trusts)	213	47,810
American Water Works Co., Inc. (Water Utilities)	89	13,659
Ameriprise Financial, Inc. (Capital Markets)	115	22,348
AmerisourceBergen Corp. (Health Care Providers & Services)	144	14,077
AMETEK, Inc. (Electrical Equipment)	115	13,908
Amgen, Inc. (Biotechnology)	285	65,527
Amphenol Corp.—Class A (Electronic Equipment, Instruments & Components)	111	14,515
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	206	30,432
Anthem, Inc. (Health Care Providers & Services)	243	78,025
Aon PLC (Insurance)	107	22,606
Apache Corp. (Oil, Gas & Consumable Fuels)	370	5,250
Apartment Income REIT Corp.* (Equity Real Estate Investment Trusts)	1	38
Apartment Investment and Management Co. (Equity Real Estate Investment Trusts)	1	5
Aptiv PLC (Auto Components)	87	11,335
Archer-Daniels-Midland Co. (Food Products)	545	27,473
Arthur J. Gallagher & Co. (Insurance)	107	13,237
Assurant, Inc. (Insurance)	58	7,901
AT&T, Inc. (Diversified Telecommunication Services)	6,976	200,630
Atmos Energy Corp. (Gas Utilities)	123	11,738
Automatic Data Processing, Inc. (IT Services)	218	38,412
AutoZone, Inc.* (Specialty Retail)	10	11,854
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	137	21,979
Avery Dennison Corp. (Containers & Packaging)	47	7,290
Baker Hughes Co.—Class A (Energy Equipment & Services)	671	13,990
Ball Corp. (Containers & Packaging)	115	10,716
Bank of America Corp. (Banks)	7,453	225,900
Baxter International, Inc. (Health Care Equipment & Supplies)	500	40,120
Becton, Dickinson & Co. (Health Care Equipment & Supplies)	284	71,062
Berkshire Hathaway, Inc.*—Class B (Diversified Financial Services)	1,905	441,712
Best Buy Co., Inc. (Specialty Retail)	113	11,276
Biogen, Inc.* (Biotechnology)	71	17,385
BlackRock, Inc.—Class A (Capital Markets)	42	30,305
Booking Holdings, Inc.* (Internet & Direct Marketing Retail)	25	55,682
BorgWarner, Inc. (Auto Components)	239	9,235
Boston Properties, Inc. (Equity Real Estate Investment Trusts)	139	13,140
Boston Scientific Corp.* (Health Care Equipment & Supplies)	1,402	50,402
Bristol-Myers Squibb Co. (Pharmaceuticals)	1,062	65,876
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	127	55,607
Broadridge Financial Solutions, Inc. (IT Services)	57	8,732
Brown-Forman Corp.—Class B (Beverages)	89	7,069
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	133	12,485
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	390	6,349
Campbell Soup Co. (Food Products)	198	9,573
Capital One Financial Corp. (Consumer Finance)	448	44,285
Cardinal Health, Inc. (Health Care Providers & Services)	287	15,372
CarMax, Inc.* (Specialty Retail)	161	15,208
Carnival Corp.—Class A (Hotels, Restaurants & Leisure)	728	15,768
Carrier Global Corp. (Building Products)	287	10,826
Caterpillar, Inc. (Machinery)	282	51,330
Cboe Global Markets, Inc. (Capital Markets)	52	4,842
CBRE Group, Inc.*—Class A (Real Estate Management & Development)	328	20,572
CDW Corp. (Electronic Equipment, Instruments & Components)	78	10,280
Celanese Corp.—Series A (Chemicals)	114	14,813
Centene Corp.* (Health Care Providers & Services)	568	34,097
CenterPoint Energy, Inc. (Multi-Utilities)	533	11,534
CenturyLink, Inc. (Diversified Telecommunication Services)	967	9,428
Cerner Corp. (Health Care Technology)	171	13,420
CF Industries Holdings, Inc. (Chemicals)	209	8,090
Chevron Corp. (Oil, Gas & Consumable Fuels)	1,886	159,273
Chubb, Ltd. (Insurance)	442	68,032
Church & Dwight Co., Inc. (Household Products)	80	6,978
Cigna Corp. (Health Care Providers & Services)	354	73,696
Cincinnati Financial Corp. (Insurance)	146	12,756
Cintas Corp. (Commercial Services & Supplies)	29	10,250
Cisco Systems, Inc. (Communications Equipment)	4,137	185,131

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Value :: 135

Common Stocks, continued

	Shares		Value
Citigroup, Inc. (Banks)	2,038		$125,663
Citizens Financial Group, Inc. (Banks)	418		14,948
Citrix Systems, Inc. (Software)	42		5,464
CME Group, Inc. (Capital Markets)	351		63,900
CMS Energy Corp. (Multi-Utilities)	280		17,083
Cognizant Technology Solutions Corp.— Class A (IT Services)	256		20,979
Colgate-Palmolive Co. (Household Products)	403		34,461
Comcast Corp.—Class A (Media)	2,503		131,156
Comerica, Inc. (Banks)	136		7,597
Conagra Brands, Inc. (Food Products)	478		17,332
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	192		11,203
ConocoPhillips (Oil, Gas & Consumable Fuels)	1,045		41,790
Consolidated Edison, Inc. (Multi-Utilities)	335		24,210
Constellation Brands, Inc.—Class A (Beverages)	166		36,362
Corning, Inc. (Electronic Equipment, Instruments & Components)	396		14,256
Corteva, Inc. (Chemicals)	729		28,227
Costco Wholesale Corp. (Food & Staples Retailing)	203		76,486
Crown Castle International Corp. (Equity Real Estate Investment Trusts)	169		26,903
CSX Corp. (Road & Rail)	359		32,579
Cummins, Inc. (Machinery)	83		18,849
CVS Health Corp. (Health Care Providers & Services)	1,281		87,492
Danaher Corp. (Health Care Equipment & Supplies)	198		43,984
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	127		15,128
Deere & Co. (Machinery)	77		20,717
Delta Air Lines, Inc. (Airlines)	624		25,091
DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	214		11,205
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	374		5,913
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	155		7,502
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	274		38,226
Discover Financial Services (Consumer Finance)	300		27,159
Discovery, Inc.* (Media)	157		4,724
Discovery, Inc.*—Class C (Media)	289		7,569
DISH Network Corp.*—Class A (Media)	242		7,826
Dollar Tree, Inc.* (Multiline Retail)	230		24,849
Dominion Energy, Inc. (Multi-Utilities)	799		60,084
Dover Corp. (Machinery)	141		17,801
Dow, Inc. (Chemicals)	370		20,535
DR Horton, Inc. (Household Durables)	130		8,960
DTE Energy Co. (Multi-Utilities)	189		22,946
Duke Energy Corp. (Electric Utilities)	720		65,923
Duke Realty Corp. (Equity Real Estate Investment Trusts)	215		8,594
DuPont de Nemours, Inc.(a) (Chemicals)	718		51,058
DXC Technology Co. (IT Services)	249		6,412
Eastman Chemical Co. (Chemicals)	133		13,337
Eaton Corp. PLC (Electrical Equipment)	390		46,854
Ecolab, Inc. (Chemicals)	131		28,343
Edison International (Electric Utilities)	371		23,306
Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	262		23,902
Electronic Arts, Inc. (Entertainment)	131		18,812
Eli Lilly & Co. (Pharmaceuticals)	303		51,159
Emerson Electric Co. (Electrical Equipment)	351		28,210
Entergy Corp. (Electric Utilities)	196		19,569
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	571		28,476
Equifax, Inc. (Professional Services)	60		11,570
Equinix, Inc. (Equity Real Estate Investment Trusts)	37		26,425
Equity Residential (Equity Real Estate Investment Trusts)	335		19,859
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	64		15,195
Everest Re Group, Ltd. (Insurance)	39		9,130
Evergy, Inc. (Electric Utilities)	222		12,323
Eversource Energy (Electric Utilities)	336		29,067
Exelon Corp. (Electric Utilities)	955		40,320
Expedia Group, Inc. (Internet & Direct Marketing Retail)	85		11,254
Expeditors International of Washington, Inc. (Air Freight & Logistics)	58		5,516
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	66		7,647
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	4,139		170,611
F5 Networks, Inc.* (Communications Equipment)	34		5,982
Fastenal Co. (Trading Companies & Distributors)	141		6,885
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	67		5,703
FedEx Corp. (Air Freight & Logistics)	85		22,068
Fidelity National Information Services, Inc. (IT Services)	607		85,866
Fifth Third Bancorp (Banks)	697		19,216
First Horizon Corp. (Banks)	—	(b)	6
First Republic Bank (Banks)	80		11,754
FirstEnergy Corp. (Electric Utilities)	531		16,254
Fiserv, Inc.* (IT Services)	174		19,812
FleetCor Technologies, Inc.* (IT Services)	47		12,823
FLIR Systems, Inc. (Electronic Equipment, Instruments & Components)	128		5,610
Flowserve Corp. (Machinery)	128		4,717
Ford Motor Co. (Automobiles)	3,825		33,622
Fortive Corp. (Machinery)	330		23,371
Fortune Brands Home & Security, Inc. (Building Products)	58		4,972
Fox Corp.—Class A (Media)	330		9,610
Fox Corp.—Class B (Media)	151		4,361
Franklin Resources, Inc. (Capital Markets)	267		6,672
Freeport-McMoRan, Inc. (Metals & Mining)	540		14,051
Garmin, Ltd. (Household Durables)	64		7,658
Gartner, Inc.* (IT Services)	41		6,568
General Dynamics Corp. (Aerospace & Defense)	228		33,931
General Electric Co. (Industrial Conglomerates)	8,576		92,621
General Mills, Inc. (Food Products)	598		35,162
General Motors Co. (Automobiles)	1,233		51,342
Genuine Parts Co. (Distributors)	141		14,160
Gilead Sciences, Inc. (Biotechnology)	1,227		71,485
Global Payments, Inc. (IT Services)	293		63,118
Globe Life, Inc. (Insurance)	94		8,926
Halliburton Co. (Energy Equipment & Services)	865		16,349
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	341		4,972

See accompanying notes to financial statements.

136 :: ProFund VP Large-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
Hartford Financial Services Group, Inc. (Insurance)	351	$17,192
Hasbro, Inc. (Leisure Products)	125	11,693
HCA Healthcare, Inc. (Health Care Providers & Services)	258	42,431
Healthpeak Properties, Inc. (Equity Real Estate Investment Trusts)	527	15,931
Henry Schein, Inc.* (Health Care Providers & Services)	140	9,360
Hess Corp. (Oil, Gas & Consumable Fuels)	126	6,652
Hewlett Packard Enterprises Co. (Technology Hardware, Storage & Peripherals)	1,260	14,931
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	171	19,025
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	146	3,774
Hologic, Inc.* (Health Care Equipment & Supplies)	70	5,098
Honeywell International, Inc. (Industrial Conglomerates)	687	146,125
Hormel Foods Corp. (Food Products)	275	12,818
Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	690	10,095
Howmet Aerospace, Inc.* (Aerospace & Defense)	382	10,902
HP, Inc. (Technology Hardware, Storage & Peripherals)	1,345	33,073
Humana, Inc. (Health Care Providers & Services)	62	25,437
Huntington Bancshares, Inc. (Banks)	996	12,579
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	40	6,819
IDEX Corp. (Machinery)	41	8,167
IHS Markit, Ltd. (Professional Services)	128	11,498
Illinois Tool Works, Inc. (Machinery)	158	32,213
Illumina Inc.* (Life Sciences Tools & Services)	71	26,270
Incyte Corp.* (Biotechnology)	67	5,828
Ingersoll Rand, Inc.* (Machinery)	364	16,584
Intel Corp. (Semiconductors & Semiconductor Equipment)	4,012	199,878
Intercontinental Exchange, Inc. (Capital Markets)	253	29,168
International Business Machines Corp. (IT Services)	872	109,767
International Flavors & Fragrances, Inc.(a) (Chemicals)	105	11,428
International Paper Co. (Containers & Packaging)	385	19,142
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	35	28,634
Invesco, Ltd. (Capital Markets)	369	6,432
IPG Photonics Corp.* (Electronic Equipment, Instruments & Components)	19	4,252
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	68	12,184
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	282	8,313
J.B. Hunt Transport Services, Inc. (Road & Rail)	34	4,646
Jack Henry & Associates, Inc. (IT Services)	39	6,318
Jacobs Engineering Group, Inc. (Construction & Engineering)	48	5,230
Johnson & Johnson (Pharmaceuticals)	1,546	243,310
Johnson Controls International PLC (Building Products)	709	33,032
JPMorgan Chase & Co. (Banks)	2,984	379,178
Juniper Networks, Inc. (Communications Equipment)	323	7,271
Kansas City Southern (Road & Rail)	45	9,186
Kellogg Co. (Food Products)	249	15,495
KeyCorp (Banks)	956	15,688
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	78	10,303
Kimberly-Clark Corp. (Household Products)	206	27,775
Kimco Realty Corp. (Equity Real Estate Investment Trusts)	423	6,349
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	1,906	26,055
L Brands, Inc. (Specialty Retail)	101	3,756
L3Harris Technologies, Inc. (Aerospace & Defense)	88	16,634
Laboratory Corp. of America Holdings* (Health Care Providers & Services)	95	19,337
Lamb Weston Holding, Inc. (Food Products)	90	7,087
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	322	19,191
Leggett & Platt, Inc. (Household Durables)	130	5,759
Leidos Holdings, Inc. (IT Services)	131	13,771
Lennar Corp.—Class A (Household Durables)	269	20,506
Lincoln National Corp. (Insurance)	178	8,955
Linde PLC (Chemicals)	216	56,919
Live Nation Entertainment, Inc.* (Entertainment)	140	10,287
LKQ Corp.* (Distributors)	274	9,656
Lockheed Martin Corp. (Aerospace & Defense)	130	46,147
Loews Corp. (Insurance)	229	10,310
Lowe’s Cos., Inc. (Specialty Retail)	208	33,386
LyondellBasell Industries N.V.—Class A (Chemicals)	252	23,098
M&T Bank Corp. (Banks)	126	16,040
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	773	5,156
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	637	26,346
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	260	34,340
Marsh & McLennan Cos., Inc. (Insurance)	253	29,601
Martin Marietta Materials, Inc. (Construction Materials)	61	17,322
Masco Corp. (Building Products)	143	7,855
Mastercard, Inc.—Class A (IT Services)	276	98,515
Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	105	9,308
McCormick & Co., Inc. (Food Products)	136	13,002
McDonald’s Corp. (Hotels, Restaurants & Leisure)	438	93,987
McKesson Corp. (Health Care Providers & Services)	157	27,305
Medtronic PLC (Health Care Equipment & Supplies)	1,318	154,391
Merck & Co., Inc. (Pharmaceuticals)	1,288	105,358
MetLife, Inc. (Insurance)	749	35,165
MGM Resorts International (Hotels, Restaurants & Leisure)	401	12,636
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	71	9,806
Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	1,090	81,946
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	112	14,189
Mohawk Industries, Inc.* (Household Durables)	59	8,316

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Value :: 137

Common Stocks, continued

	Shares	Value
Molson Coors Beverage Co.—Class B (Beverages)	184	$8,315
Mondelez International, Inc.—Class A (Food Products)	1,400	81,859
Moody’s Corp. (Capital Markets)	44	12,771
Morgan Stanley (Capital Markets)	1,400	95,941
Motorola Solutions, Inc. (Communications Equipment)	91	15,475
Nasdaq, Inc. (Capital Markets)	39	5,177
National Oilwell Varco, Inc. (Energy Equipment & Services)	380	5,217
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	219	14,507
Newell Brands, Inc. (Household Durables)	370	7,855
Newmont Corp. (Metals & Mining)	354	21,201
News Corp.—Class A (Media)	383	6,883
News Corp.—Class B (Media)	119	2,115
NextEra Energy, Inc. (Electric Utilities)	1,093	84,324
Nielsen Holdings PLC (Professional Services)	349	7,284
NIKE, Inc.—Class B (Textiles, Apparel & Luxury Goods)	442	62,530
NiSource, Inc. (Multi-Utilities)	375	8,603
Norfolk Southern Corp. (Road & Rail)	137	32,553
Northern Trust Corp. (Capital Markets)	204	19,001
Northrop Grumman Corp. (Aerospace & Defense)	152	46,317
NortonLifelock, Inc. (Software)	579	12,032
Norwegian Cruise Line Holdings, Ltd.* (Hotels, Restaurants & Leisure)	309	7,858
NRG Energy, Inc. (Independent Power and Renewable Electricity Producers)	98	3,680
Nucor Corp. (Metals & Mining)	296	15,744
NVR, Inc.* (Household Durables)	3	12,240
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	820	14,194
Omnicom Group, Inc. (Media)	210	13,098
ONEOK, Inc. (Oil, Gas & Consumable Fuels)	435	16,695
Oracle Corp. (Software)	836	54,081
O’Reilly Automotive, Inc.* (Specialty Retail)	23	10,409
Otis Worldwide Corp. (Machinery)	191	12,902
PACCAR, Inc. (Machinery)	339	29,249
Packaging Corp. of America (Containers & Packaging)	93	12,826
Parker-Hannifin Corp. (Machinery)	61	16,617
Paychex, Inc. (IT Services)	147	13,697
Pentair PLC (Machinery)	163	8,654
People’s United Financial, Inc. (Banks)	416	5,379
PepsiCo, Inc. (Beverages)	785	116,416
Perrigo Co. PLC (Pharmaceuticals)	134	5,992
Pfizer, Inc. (Pharmaceuticals)	5,441	200,284
Philip Morris International, Inc. (Tobacco)	1,525	126,255
Phillips 66 (Oil, Gas & Consumable Fuels)	428	29,934
Pinnacle West Capital Corp. (Electric Utilities)	110	8,795
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	161	18,336
PPG Industries, Inc. (Chemicals)	231	33,315
PPL Corp. (Electric Utilities)	753	21,235
Principal Financial Group, Inc. (Insurance)	250	12,403
Prologis, Inc. (Equity Real Estate Investment Trusts)	724	72,153
Prudential Financial, Inc. (Insurance)	388	30,291
Public Service Enterprise Group, Inc. (Multi-Utilities)	495	28,859
Public Storage (Equity Real Estate Investment Trusts)	85	19,629
PulteGroup, Inc. (Household Durables)	129	5,562
PVH Corp. (Textiles, Apparel & Luxury Goods)	70	6,572
Quanta Services, Inc. (Construction & Engineering)	57	4,105
Quest Diagnostics, Inc. (Health Care Providers & Services)	132	15,730
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)	47	4,876
Raymond James Financial, Inc. (Capital Markets)	119	11,385
Raytheon Technologies Corp. (Aerospace & Defense)	1,487	106,335
Realty Income Corp. (Equity Real Estate Investment Trusts)	344	21,386
Regency Centers Corp. (Equity Real Estate Investment Trusts)	154	7,021
Regions Financial Corp. (Banks)	940	15,153
Republic Services, Inc.—Class A (Commercial Services & Supplies)	206	19,838
Robert Half International, Inc. (Professional Services)	112	6,998
Rockwell Automation, Inc. (Electrical Equipment)	50	12,541
Roper Technologies, Inc. (Industrial Conglomerates)	47	20,261
Ross Stores, Inc. (Specialty Retail)	349	42,861
Royal Caribbean Cruises, Ltd. (Hotels, Restaurants & Leisure)	182	13,594
SBA Communications Corp. (Equity Real Estate Investment Trusts)	38	10,721
Schlumberger, Ltd. (Energy Equipment & Services)	1,363	29,754
Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	219	13,613
Sealed Air Corp. (Containers & Packaging)	52	2,381
Sempra Energy (Multi-Utilities)	282	35,930
Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	321	27,375
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	78	11,925
SL Green Realty Corp. (Equity Real Estate Investment Trusts)	71	4,230
Snap-on, Inc. (Machinery)	53	9,070
Southwest Airlines Co. (Airlines)	578	26,941
Stanley Black & Decker, Inc. (Machinery)	157	28,034
Starbucks Corp. (Hotels, Restaurants & Leisure)	483	51,671
State Street Corp. (Capital Markets)	345	25,109
STERIS PLC (Health Care Equipment & Supplies)	36	6,823
Stryker Corp. (Health Care Equipment & Supplies)	163	39,942
Synchrony Financial (Consumer Finance)	532	18,466
Sysco Corp. (Food & Staples Retailing)	499	37,056
T. Rowe Price Group, Inc. (Capital Markets)	89	13,474
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	272	8,454
Target Corp. (Multiline Retail)	167	29,481
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	201	24,335
TechnipFMC PLC (Energy Equipment & Services)	414	3,892
Teledyne Technologies, Inc.* (Aerospace & Defense)	18	7,056
Teleflex, Inc. (Health Care Equipment & Supplies)	24	9,878

See accompanying notes to financial statements.

138 :: ProFund VP Large-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	422	$69,263
Textron, Inc. (Aerospace & Defense)	224	10,826
The AES Corp. (Independent Power and Renewable Electricity Producers)	404	9,494
The Allstate Corp. (Insurance)	298	32,759
The Bank of New York Mellon Corp. (Capital Markets)	798	33,867
The Boeing Co. (Aerospace & Defense)	519	111,098
The Charles Schwab Corp. (Capital Markets)	1,460	77,438
The Clorox Co. (Household Products)	41	8,279
The Coca-Cola Co. (Beverages)	2,461	134,961
The Cooper Cos., Inc. (Health Care Equipment & Supplies)	28	10,173
The Estee Lauder Co., Inc. (Personal Products)	98	26,087
The Gap, Inc. (Specialty Retail)	201	4,058
The Goldman Sachs Group, Inc. (Capital Markets)	337	88,870
The Hershey Co. (Food Products)	85	12,948
The Home Depot, Inc. (Specialty Retail)	295	78,358
The Interpublic Group of Cos., Inc. (Media)	382	8,985
The JM Smucker Co.—Class A (Food Products)	112	12,947
The Kraft Heinz Co. (Food Products)	634	21,974
The Kroger Co. (Food & Staples Retailing)	758	24,074
The Mosaic Co. (Chemicals)	338	7,777
The PNC Financial Services Group, Inc. (Banks)	415	61,835
The Procter & Gamble Co. (Household Products)	1,262	175,594
The Progressive Corp. (Insurance)	206	20,369
The Sherwin-Williams Co. (Chemicals)	25	18,373
The Southern Co. (Electric Utilities)	1,034	63,519
The TJX Cos., Inc. (Specialty Retail)	1,175	80,241
The Travelers Cos., Inc. (Insurance)	248	34,812
The Walt Disney Co.* (Entertainment)	1,772	321,050
The Western Union Co. (IT Services)	402	8,820
The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	1,188	23,819
Tiffany & Co. (Specialty Retail)	106	13,934
T-Mobile US, Inc.* (Wireless Telecommunication Services)	177	23,868
Trane Technologies PLC (Building Products)	127	18,435
TransDigm Group, Inc.* (Aerospace & Defense)	21	12,996
Truist Financial Corp. (Banks)	1,320	63,268
Tyson Foods, Inc.—Class A (Food Products)	288	18,559
U.S. Bancorp (Banks)	1,342	62,524
UDR, Inc. (Equity Real Estate Investment Trusts)	288	11,068
Ulta Beauty, Inc.* (Specialty Retail)	27	7,753
Under Armour, Inc.*—Class A (Textiles, Apparel & Luxury Goods)	185	3,176
Under Armour, Inc.*—Class C (Textiles, Apparel & Luxury Goods)	191	2,842
Union Pacific Corp. (Road & Rail)	343	71,419
United Airlines Holdings , Inc.* (Airlines)	287	12,413
United Parcel Service, Inc.—Class B (Air Freight & Logistics)	210	35,364
UnitedHealth Group, Inc. (Health Care Providers & Services)	446	156,404
Universal Health Services, Inc.—Class B (Health Care Providers & Services)	76	10,450
Unum Group (Insurance)	199	4,565
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	399	22,571
Varian Medical Systems, Inc.* (Health Care Equipment & Supplies)	34	5,950
Ventas, Inc. (Equity Real Estate Investment Trusts)	367	17,998
VeriSign, Inc.* (IT Services)	57	12,335
Verizon Communications, Inc. (Diversified Telecommunication Services)	4,051	237,997
VF Corp. (Textiles, Apparel & Luxury Goods)	313	26,733
ViacomCBS, Inc.—Class B (Media)	553	20,604
Viatris, Inc.* (Pharmaceuticals)	1,181	22,132
Visa, Inc.—Class A (IT Services)	664	145,237
Vontier Corp.* (Electronic Equipment, Instruments & Components)	132	4,409
Vornado Realty Trust (Equity Real Estate Investment Trusts)	154	5,750
Vulcan Materials Co. (Construction Materials)	75	11,123
W.R. Berkley Corp. (Insurance)	138	9,166
W.W. Grainger, Inc. (Trading Companies & Distributors)	17	6,942
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	704	28,076
Walmart, Inc. (Food & Staples Retailing)	1,357	195,611
Waste Management, Inc. (Commercial Services & Supplies)	232	27,360
Waters Corp.* (Life Sciences Tools & Services)	27	6,680
WEC Energy Group, Inc. (Multi-Utilities)	309	28,437
Wells Fargo & Co. (Banks)	4,047	122,138
Welltower, Inc. (Equity Real Estate Investment Trusts)	409	26,430
Western Digital Corp. (Technology Hardware, Storage & Peripherals)	298	16,506
Westinghouse Air Brake Technologies Corp. (Machinery)	175	12,810
WestRock Co. (Containers & Packaging)	257	11,187
Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	731	24,510
Whirlpool Corp. (Household Durables)	61	11,010
Willis Towers Watson PLC (Insurance)	126	26,546
Wynn Resorts, Ltd. (Hotels, Restaurants & Leisure)	95	10,719
Xcel Energy, Inc. (Electric Utilities)	514	34,268
Xerox Holdings Corp. (Technology Hardware, Storage & Peripherals)	163	3,780
Xylem, Inc. (Machinery)	95	9,670
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	168	18,238
Zebra Technologies Corp.*—Class A (Electronic Equipment, Instruments & Components)	14	5,381
Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	203	31,280
Zions Bancorp (Banks)	161	6,994
Zoetis, Inc. (Pharmaceuticals)	126	20,853
TOTAL COMMON STOCKS (Cost $9,961,936)	14,566,329

Repurchase Agreements(c) (0.3%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $38,000	$38,000	$38,000
TOTAL REPURCHASE AGREEMENTS (Cost $38,000)		38,000

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Value :: 139

Collateral for Securities Loaned (0.3%)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.07%(d)	48,645	$48,645
Fidelity Investments Money Market Government Portfolio—Class I, 0.08%(d)	204	204
Invesco Government & Agency Portfolio— Institutional Shares, 0.11%(d)	888	888
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $49,737)		49,737
TOTAL INVESTMENT SECURITIES (Cost $10,049,673)—100.3%		14,654,066
Net other assets (liabilities)—(0.3)%		(47,289)
NET ASSETS—100.0%		$14,606,777

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $48,859.
(b)	Number of shares is less than 0.50
(c)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(d)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2020.

ProFund VP Large-Cap Value invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Aerospace & Defense	$409,061	2.8%
Air Freight & Logistics	75,433	0.5%
Airlines	80,167	0.5%
Auto Components	20,570	0.1%
Automobiles	84,964	0.6%
Banks	1,165,860	8.0%
Beverages	303,123	2.1%
Biotechnology	217,397	1.5%
Building Products	88,463	0.6%
Capital Markets	546,700	3.7%
Chemicals	347,280	2.4%
Commercial Services & Supplies	57,448	0.4%
Communications Equipment	213,859	1.5%
Construction & Engineering	9,335	0.1%
Construction Materials	28,445	0.2%
Consumer Finance	167,050	1.1%
Containers & Packaging	81,609	0.6%
Distributors	23,816	0.2%
Diversified Financial Services	441,712	3.0%
Diversified Telecommunication Services	448,055	3.0%
Electric Utilities	471,997	3.2%
Electrical Equipment	101,513	0.7%
Electronic Equipment, Instruments & Components	93,341	0.6%
Energy Equipment & Services	69,202	0.5%
Entertainment	378,933	2.6%
Equity Real Estate Investment Trusts	556,237	3.8%
Food & Staples Retailing	361,303	2.4%
Food Products	286,229	2.0%
Gas Utilities	11,738	0.1%
Health Care Equipment & Supplies	610,691	4.2%
Health Care Providers & Services	609,213	4.2%
Health Care Technology	13,420	0.1%
Hotels, Restaurants & Leisure	312,155	2.1%
Household Durables	87,866	0.6%
Household Products	253,087	1.7%
Independent Power and Renewable Electricity Producers	13,174	0.1%
Industrial Conglomerates	357,763	2.4%
Insurance	475,099	3.3%
Internet & Direct Marketing Retail	66,936	0.5%
IT Services	748,476	5.1%
Leisure Products	11,693	0.1%
Life Sciences Tools & Services	55,087	0.4%
Machinery	320,755	2.2%
Media	216,931	1.5%
Metals & Mining	50,996	0.3%
Multiline Retail	54,330	0.4%
Multi-Utilities	256,577	1.8%
Oil, Gas & Consumable Fuels	629,899	4.3%
Personal Products	26,087	0.2%
Pharmaceuticals	714,964	4.8%
Professional Services	37,350	0.3%
Real Estate Management & Development	20,572	0.1%
Road & Rail	150,383	1.0%
Semiconductors & Semiconductor Equipment	468,165	3.2%
Software	71,577	0.5%
Specialty Retail	323,490	2.2%
Technology Hardware, Storage & Peripherals	96,410	0.7%
Textiles, Apparel & Luxury Goods	120,155	0.8%
Tobacco	200,834	1.4%
Trading Companies & Distributors	13,827	0.1%
Water Utilities	13,659	0.1%
Wireless Telecommunication Services	23,868	0.2%
Other**	40,448	0.3%
Total	$14,606,777	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

140 :: ProFund VP Large-Cap Value :: Financial Statements

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$10,049,673
Securities, at value	14,616,066
Repurchase agreements, at value	38,000
Total Investment Securities, at value	14,654,066
Dividends and interest receivable	19,286
Receivable for capital shares issued	4,989
Receivable for investments sold	7,095
Prepaid expenses	1,024
TOTAL ASSETS	14,686,460

LIABILITIES:
Payable for investments purchased	44
Payable for capital shares redeemed	171
Cash overdraft	21
Payable for collateral for securities loaned	49,737
Advisory fees payable	8,529
Management services fees payable	1,137
Administration fees payable	944
Administrative services fees payable	5,086
Distribution fees payable	4,355
Transfer agency fees payable	793
Fund accounting fees payable	652
Compliance services fees payable	70
Other accrued expenses	8,144
TOTAL LIABILITIES	79,683
NET ASSETS	$14,606,777
NET ASSETS CONSIST OF:
Capital	$13,138,320
Total distributable earnings (loss)	1,468,457
NET ASSETS	$14,606,777
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	360,645
Net Asset Value (offering and redemption price per share)	$40.50

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$381,946
Interest	53
Income from securities lending	376
TOTAL INVESTMENT INCOME	382,375

EXPENSES:
Advisory fees	105,013
Management services fees	14,001
Administration fees	12,896
Transfer agency fees	10,103
Administrative services fees	42,908
Distribution fees	35,004
Custody fees	2,649
Fund accounting fees	8,325
Trustee fees	311
Compliance services fees	146
Other fees	16,615
Total Gross Expenses before reductions	247,971
Expenses reduced and reimbursed by the Advisor	(12,742)
TOTAL NET EXPENSES	235,229
NET INVESTMENT INCOME (LOSS)	147,146

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(961,353)
Change in net unrealized appreciation/depreciation on investment securities	(977,130)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,938,483)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,791,337)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Large-Cap Value :: 141

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$147,146	$142,662
Net realized gains (losses) on investments	(961,353)	1,982,595
Change in net unrealized appreciation/depreciation on investments	(977,130)	2,491,774
Change in net assets resulting from operations	(1,791,337)	4,617,031

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(1,869,000)	(1,686,095)
Change in net assets resulting from distributions	(1,869,000)	(1,686,095)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	13,542,534	17,749,163
Distributions reinvested	1,869,000	1,686,095
Value of shares redeemed	(19,346,347)	(15,558,111)
Change in net assets resulting from capital transactions	(3,934,813)	3,877,147
Change in net assets	(7,595,150)	6,808,083

NET ASSETS:
Beginning of period	22,201,927	15,393,844
End of period	$14,606,777	$22,201,927

SHARE TRANSACTIONS:
Issued	345,274	396,532
Reinvested	50,418	40,678
Redeemed	(501,456)	(343,324)
Change in shares	(105,764)	93,886

See accompanying notes to financial statements.

142 :: ProFund VP Large-Cap Value :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$47.60	$41.32	$46.62	$41.52	$36.40

Investment Activities:
Net investment income (loss)(a)	0.43	0.37	0.38	0.35	0.38
Net realized and unrealized gains (losses) on investments	(1.06)	11.15	(5.29)	5.21	5.20
Total income (loss) from investment activities	(0.63)	11.52	(4.91)	5.56	5.58

Distributions to Shareholders From:
Net investment income	(0.50)	(0.46)	(0.39)	(0.46)	(0.46)
Net realized gains on investments	(5.97)	(4.78)	—	—	—
Total distributions	(6.47)	(5.24)	(0.39)	(0.46)	(0.46)

Net Asset Value, End of Period	$40.50	$47.60	$41.32	$46.62	$41.52

Total Return	(0.06)%	29.77%	(10.63)%	13.43%	15.43%

Ratios to Average Net Assets:
Gross expenses	1.77%	1.74%	1.70%	1.68%	1.69%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	1.05%	0.81%	0.84%	0.81%	1.01%

Supplemental Data:
Net assets, end of period (000’s)	$14,607	$22,202	$15,394	$20,450	$25,426
Portfolio turnover rate(b)	97%	110%	116%	72%	138%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Mid-Cap :: 143

ProFund VP Mid-Cap (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® (the “Index”). For the year ended December 31, 2020, the Fund had a total return of 10.76%. For the same period, the Index had a total return of 13.66%1 and a volatility of 41.07%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, and financial viability. Reconstitution occurs both on a quarterly and ongoing basis.

During the year ended December 31, 2020, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Mid-Cap	10.76%	9.83%	9.06%
S&P MidCap 400®	13.66%	12.35%	11.51%

Expense Ratios**

Fund	Gross	Net
ProFund VP Mid-Cap	1.64%	1.64%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	11%
Swap Agreements	89%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Mid-Cap primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

S&P MidCap 400® – Composition

% of Index
Industrials	18%
Information Technology	17%
Financials	15%
Consumer Discretionary	14%
Health Care	11%
Real Estate	9%
Materials	6%
Consumer Staples	4%
Utilities	3%
Communication Services	2%
Energy	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

144 :: ProFund VP Mid-Cap :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2020

Repurchase Agreements(a)(b) (101.3%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $10,868,023	$10,868,000	$10,868,000
TOTAL REPURCHASE AGREEMENTS (Cost $10,868,000)		10,868,000
TOTAL INVESTMENT SECURITIES (Cost $10,868,000)—101.3%		10,868,000
Net other assets (liabilities)—(1.3)%		(137,213)
NET ASSETS—100.0%		$10,730,787

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2020, the aggregate amount held in a segregated account was $1,605,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini S&P MidCap 400 Futures Contracts	5	3/22/21	$1,151,750	$16,956

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P MidCap 400	Goldman Sachs International	1/27/21	0.55%	$596,596	$(719)
S&P MidCap 400	UBS AG	1/27/21	0.45%	8,979,672	(10,073)
				$9,576,268	$(10,792)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap :: 145

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$10,868,000
Repurchase agreements, at value	10,868,000
Total Investment Securities, at value	10,868,000
Cash	9,389
Segregated cash balances for futures contracts with brokers	74,250
Segregated cash balances for swap agreements with custodian	1,000
Interest receivable	6
Variation margin on futures contracts	2,050
Prepaid expenses	715
TOTAL ASSETS	10,955,410

LIABILITIES:
Payable for capital shares redeemed	186,403
Unrealized depreciation on swap agreements	10,792
Advisory fees payable	7,357
Management services fees payable	981
Administration fees payable	764
Administrative services fees payable	5,749
Distribution fees payable	5,942
Transfer agency fees payable	641
Fund accounting fees payable	434
Compliance services fees payable	48
Other accrued expenses	5,512
TOTAL LIABILITIES	224,623
NET ASSETS	$10,730,787
NET ASSETS CONSIST OF:
Capital	$10,551,035
Total distributable earnings (loss)	179,752
NET ASSETS	$10,730,787
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	591,215
Net Asset Value (offering and redemption price per share)	$18.15

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Interest	$30,412

EXPENSES:
Advisory fees	63,853
Management services fees	8,514
Administration fees	7,906
Transfer agency fees	6,233
Administrative services fees	20,474
Distribution fees	21,284
Custody fees	1,285
Fund accounting fees	4,311
Trustee fees	190
Compliance services fees	102
Other fees	10,543
TOTAL NET EXPENSES	144,695
NET INVESTMENT INCOME (LOSS)	(114,283)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	(488,168)
Net realized gains (losses) on swap agreements	1,429,836
Change in net unrealized appreciation/depreciation on futures contracts	(8,931)
Change in net unrealized appreciation/depreciation on swap agreements	(13,030)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	919,707
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$805,424

See accompanying notes to financial statements.

146 :: ProFund VP Mid-Cap :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(114,283)	$70,768
Net realized gains (losses) on investments	941,668	2,634,081
Change in net unrealized appreciation/depreciation on investments	(21,961)	191,874
Change in net assets resulting from operations	805,424	2,896,723

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(2,255,783)	(15,907)
Change in net assets resulting from distributions	(2,255,783)	(15,907)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	15,596,622	20,016,638
Distributions reinvested	2,255,783	15,907
Value of shares redeemed	(17,003,217)	(32,620,202)
Change in net assets resulting from capital transactions	849,188	(12,587,657)
Change in net assets	(601,171)	(9,706,841)

NET ASSETS:
Beginning of period	11,331,958	21,038,799
End of period	$10,730,787	$11,331,958

SHARE TRANSACTIONS:
Issued	855,896	878,939
Reinvested	145,347	727
Redeemed	(884,417)	(1,491,483)
Change in shares	116,826	(611,817)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Mid-Cap :: 147

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020		Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$23.89		$19.37	$29.47		$34.24	$29.46

Investment Activities:
Net investment income (loss)(a)	(0.26)		0.11	0.02		(0.33)	(0.44)
Net realized and unrealized gains (losses) on investments	1.63		4.44	(2.56)		4.53	5.77
Total income (loss) from investment activities	1.37		4.55	(2.54)		4.20	5.33

Distributions to Shareholders From:
Net investment income	(0.22)		(0.03)	—		—	—
Net realized gains on investments	(6.89)		—	(7.56)		(8.97)	(0.55)
Total distributions	(7.11)		(0.03)	(7.56)		(8.97)	(0.55)

Net Asset Value, End of Period	$18.15		$23.89	$19.37		$29.47	$34.24

Total Return	10.76%		23.53%	(12.86	)%(b)	13.43%	18.19%

Ratios to Average Net Assets:
Gross expenses	1.70%		1.64%	1.52%		1.66%	1.68%
Net expenses	1.70	%(c)	1.64%	1.49	%(b)	1.66%	1.68%
Net investment income (loss)	(1.34)%		0.50%	0.08	%(b)	(0.96)%	(1.42)%

Supplemental Data:
Net assets, end of period (000’s)	$10,731		$11,332	$21,039		$38,793	$44,946
Portfolio turnover rate(d)	—		—	—		—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.52% and 0.05%, respectively, and the total return would have been (12.94)%.
(c)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

148 :: ProFund VP Mid-Cap Growth :: Management Discussion of Fund Performance

ProFund VP Mid-Cap Growth (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Growth Index (the “Index”). For the year ended December 31, 2020, the Fund had a total return of 20.90%. For the same period, the Index had a total return of 22.77%1 and a volatility of 38.68%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400® that have been identified as being on the growth end of the growth-value spectrum.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap Growth from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Mid-Cap Growth	20.90%	12.04%	10.61%
S&P MidCap 400® Growth Index	22.77%	13.86%	12.47%

Expense Ratios**

Fund	Gross	Net
ProFund VP Mid-Cap Growth	1.75%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Enphase Energy, Inc.	2.1%
Trimble, Inc.	1.6%
SolarEdge Technologies, Inc.	1.6%
Monolithic Power Systems, Inc.	1.5%
Fair Isaac Corp.	1.4%

S&P MidCap 400® Growth Index – Composition

% of Index
Information Technology	24%
Industrials	19%
Health Care	17%
Consumer Discretionary	15%
Financials	9%
Real Estate	5%
Materials	4%
Consumer Staples	3%
Communication Services	2%
Energy	1%
Utilities	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Mid-Cap Growth :: 149

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (100.2%)

	Shares	Value
Acadia Healthcare Co., Inc.* (Health Care Providers & Services)	677	$34,026
ACI Worldwide, Inc.* (Software)	1,263	48,537
AGCO Corp. (Machinery)	516	53,194
Amedisys, Inc.* (Health Care Providers & Services)	656	192,423
American Campus Communities, Inc. (Equity Real Estate Investment Trusts)	1,075	45,978
Antero Midstream Corp. (Oil, Gas & Consumable Fuels)	5,724	44,132
AptarGroup, Inc. (Containers & Packaging)	790	108,143
Arrowhead Pharmaceuticals, Inc.* (Biotechnology)	2,056	157,757
ASGN, Inc.* (Professional Services)	1,059	88,459
Ashland Global Holdings, Inc. (Chemicals)	393	31,126
Avanos Medical, Inc.*—Class I (Health Care Equipment & Supplies)	958	43,953
Axon Enterprise, Inc.* (Aerospace & Defense)	1,272	155,859
Bio-Techne Corp. (Life Sciences Tools & Services)	772	245,149
Blackbaud, Inc. (Software)	447	25,729
Boyd Gaming Corp.* (Hotels, Restaurants & Leisure)	869	37,297
Brighthouse Financial, Inc.* (Insurance)	1,792	64,879
Brown & Brown, Inc. (Insurance)	4,719	223,728
Brunswick Corp. (Leisure Products)	862	65,719
Builders FirstSource, Inc.* (Building Products)	2,001	81,661
Cable One, Inc. (Media)	108	240,594
CACI International, Inc.*—Class A (IT Services)	217	54,105
Caesars Entertainment, Inc.* (Hotels, Restaurants & Leisure)	2,418	179,585
Camden Property Trust (Equity Real Estate Investment Trusts)	916	91,527
Cantel Medical Corp. (Health Care Equipment & Supplies)	362	28,547
Carlisle Cos., Inc. (Industrial Conglomerates)	620	96,832
Casey’s General Stores, Inc. (Food & Staples Retailing)	281	50,192
CDK Global, Inc. (Software)	1,218	63,129
Ceridian HCM Holding, Inc.* (Software)	1,536	163,676
ChampionX Corp.* (Energy Equipment & Services)	1,526	23,348
Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	995	248,610
Chemed Corp. (Health Care Providers & Services)	319	169,903
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)	305	32,553
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	710	138,301
Ciena Corp.* (Communications Equipment)	1,143	60,408
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	980	36,760
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	499	41,018
Clean Harbors, Inc.* (Commercial Services & Supplies)	397	30,212
CMC Materials, Inc. (Semiconductors & Semiconductor Equipment)	582	88,057
CNX Resources Corp.* (Oil, Gas & Consumable Fuels)	4,494	48,535
Cognex Corp. (Electronic Equipment, Instruments & Components)	3,495	280,596
Coherent, Inc.* (Electronic Equipment, Instruments & Components)	167	25,053
Columbia Sportswear Co. (Textiles, Apparel & Luxury Goods)	256	22,369
Commerce Bancshares, Inc. (Banks)	1,013	66,553
CommVault Systems, Inc.* (Software)	462	25,581
Compass Minerals International, Inc. (Metals & Mining)	326	20,121
Concentrix Corp.* (IT Services)	396	39,085
CoreLogic, Inc. (IT Services)	1,557	120,386
CoreSite Realty Corp. (Equity Real Estate Investment Trusts)	548	68,653
Cree, Inc.* (Semiconductors & Semiconductor Equipment)	2,208	233,827
Curtiss-Wright Corp. (Aerospace & Defense)	307	35,719
CyrusOne, Inc. (Equity Real Estate Investment Trusts)	2,410	176,291
Darling Ingredients, Inc.* (Food Products)	3,244	187,114
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	562	161,171
Donaldson Co., Inc. (Machinery)	1,264	70,632
Eagle Materials, Inc. (Construction Materials)	519	52,601
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts)	459	63,370
Eaton Vance Corp. (Capital Markets)	2,286	155,288
Emergent BioSolutions, Inc.* (Biotechnology)	902	80,819
Encompass Health Corp. (Health Care Providers & Services)	1,114	92,117
Energizer Holdings, Inc. (Household Products)	548	23,115
EnerSys (Electrical Equipment)	418	34,719
Enphase Energy, Inc.* (Electrical Equipment)	2,528	443,589
EQT Corp.* (Oil, Gas & Consumable Fuels)	2,097	26,653
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)	3,662	29,442
Essent Group, Ltd. (Thrifts & Mortgage Finance)	1,126	48,643
Essential Utilities, Inc. (Water Utilities)	2,234	105,646
Evercore Partners, Inc.—Class A (Capital Markets)	512	56,136
Exelixis, Inc.* (Biotechnology)	6,210	124,635
FactSet Research Systems, Inc. (Capital Markets)	761	253,032
Fair Isaac Corp.* (Software)	582	297,424
Federated Hermes, Inc.—Class B (Capital Markets)	775	22,390
First Financial Bankshares, Inc. (Banks)	1,821	65,875
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,318	55,527
First Solar, Inc.* (Semiconductors & Semiconductor Equipment)	1,697	167,867
Five Below, Inc.* (Specialty Retail)	1,118	195,628
Flowers Foods, Inc. (Food Products)	1,537	34,782

See accompanying notes to financial statements.

150 :: ProFund VP Mid-Cap Growth :: Financial Statements

Common Stocks, continued

	Shares	Value
Fox Factory Holding Corp.* (Auto Components)	835	$88,268
FTI Consulting, Inc.* (Professional Services)	713	79,656
Generac Holdings, Inc.* (Electrical Equipment)	1,257	285,854
Gentex Corp. (Auto Components)	2,845	96,531
Glacier Bancorp, Inc. (Banks)	955	43,940
Globus Medical, Inc.*—Class A (Health Care Equipment & Supplies)	1,526	99,526
Graco, Inc. (Machinery)	3,353	242,589
Grand Canyon Education, Inc.* (Diversified Consumer Services)	347	32,309
Grocery Outlet Holding Corp.* (Food & Staples Retailing)	1,064	41,762
Grubhub, Inc.* (Internet & Direct Marketing Retail)	1,856	137,845
Haemonetics Corp.* (Health Care Equipment & Supplies)	559	66,381
Halozyme Therapeutics, Inc.* (Biotechnology)	2,544	108,654
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,090	32,264
HealthEquity, Inc.* (Health Care Providers & Services)	1,538	107,214
Helen of Troy, Ltd.* (Household Durables)	507	112,650
Hill-Rom Holdings, Inc. (Health Care Equipment & Supplies)	562	55,059
Hubbell, Inc. (Electrical Equipment)	651	102,070
IAA, Inc.* (Commercial Services & Supplies)	2,691	174,861
ICU Medical, Inc.* (Health Care Equipment & Supplies)	199	42,684
II-VI, Inc.* (Electronic Equipment, Instruments & Components)	2,076	157,693
Ingevity Corp.* (Chemicals)	405	30,671
Insperity, Inc. (Professional Services)	714	58,134
Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	709	46,028
Interactive Brokers Group, Inc.—Class A (Capital Markets)	1,617	98,508
ITT, Inc. (Machinery)	779	59,999
j2 Global, Inc.* (Software)	540	52,753
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	455	42,224
Jazz Pharmaceuticals PLC* (Pharmaceuticals)	1,115	184,031
Kinsale Capital Group, Inc. (Insurance)	433	86,656
Knight-Swift Transportation Holdings, Inc. (Road & Rail)	2,516	105,219
Lamar Advertising Co.—Class A (Equity Real Estate Investment Trusts)	865	71,985
Lancaster Colony Corp. (Food Products)	227	41,707
Landstar System, Inc. (Road & Rail)	484	65,175
LendingTree, Inc.* (Thrifts & Mortgage Finance)	218	59,686
Lennox International, Inc. (Building Products)	412	112,876
LHC Group, Inc.* (Health Care Providers & Services)	633	135,032
Life Storage, Inc. (Equity Real Estate Investment Trusts)	505	60,292
Ligand Pharmaceuticals, Inc.*(a)—Class B (Biotechnology)	168	16,708
Lincoln Electric Holdings, Inc. (Machinery)	1,190	138,338
Lithia Motors, Inc.—Class A (Specialty Retail)	523	153,066
Littelfuse, Inc. (Electronic Equipment, Instruments & Components)	488	124,274
LiveRamp Holdings, Inc.* (IT Services)	704	51,526
Louisiana-Pacific Corp. (Paper & Forest Products)	1,204	44,753
Lumentum Holdings, Inc.* (Communications Equipment)	1,511	143,242
Manhattan Associates, Inc.* (Software)	1,271	133,684
Masimo Corp.* (Health Care Equipment & Supplies)	1,014	272,137
Mattel, Inc.* (Leisure Products)	6,966	121,556
MAXIMUS, Inc. (IT Services)	763	55,844
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts)	4,185	91,191
Medpace Holdings, Inc.* (Life Sciences Tools & Services)	551	76,699
Mercury Systems, Inc.* (Aerospace & Defense)	1,121	98,715
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	1,104	166,097
Molina Healthcare, Inc.* (Health Care Providers & Services)	640	136,115
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	848	310,563
MSA Safety, Inc. (Commercial Services & Supplies)	725	108,308
MSC Industrial Direct Co., Inc.—Class A (Trading Companies & Distributors)	458	38,651
National Instruments Corp. (Electronic Equipment, Instruments & Components)	1,183	51,981
Nektar Therapeutics* (Pharmaceuticals)	1,366	23,222
Neogen Corp.* (Health Care Equipment & Supplies)	637	50,514
NewMarket Corp. (Chemicals)	55	21,906
Nordson Corp. (Machinery)	681	136,847
Nu Skin Enterprises, Inc.—Class A (Personal Products)	562	30,702
Ollie’s Bargain Outlet Holdings, Inc.* (Multiline Retail)	1,138	93,054
PacWest Bancorp (Banks)	655	16,637
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)	659	55,916
Paylocity Holding Corp.* (Software)	749	154,227
Penn National Gaming, Inc.* (Hotels, Restaurants & Leisure)	1,772	153,048
Penumbra, Inc.* (Health Care Equipment & Supplies)	676	118,300
Perspecta, Inc. (IT Services)	1,041	25,067
PNM Resources, Inc. (Electric Utilities)	622	30,186
Polaris, Inc. (Leisure Products)	546	52,023
PotlatchDeltic Corp. (Equity Real Estate Investment Trusts)	509	25,460
PRA Health Sciences, Inc.* (Life Sciences Tools & Services)	1,284	161,065
Primerica, Inc. (Insurance)	786	105,269
PROG Holdings, Inc. (Consumer Finance)	622	33,507
PS Business Parks, Inc. (Equity Real Estate Investment Trusts)	184	24,448
PTC, Inc.* (Software)	2,102	251,420
Qualys, Inc.* (Software)	672	81,897
Quidel Corp.* (Health Care Equipment & Supplies)	767	137,792
Rayonier, Inc. (Equity Real Estate Investment Trusts)	1,094	32,142

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap Growth :: 151

Common Stocks, continued

	Shares	Value
Regal Beloit Corp. (Electrical Equipment)	406	$49,861
RenaissanceRe Holdings, Ltd. (Insurance)	579	96,010
Repligen Corp.* (Biotechnology)	1,007	192,971
Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts)	1,541	75,679
RH* (Specialty Retail)	312	139,626
RLI Corp. (Insurance)	468	48,742
Royal Gold, Inc. (Metals & Mining)	762	81,046
RPM International, Inc. (Chemicals)	1,612	146,337
Sabre Corp. (IT Services)	2,287	27,490
Sailpoint Technologies Holding, Inc.* (Software)	1,820	96,897
Science Applications International Corp. (IT Services)	454	42,967
Scientific Games Corp.*—Class A (Hotels, Restaurants & Leisure)	653	27,093
SEI Investments Co. (Capital Markets)	1,225	70,401
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	1,301	93,789
Sensient Technologies Corp. (Chemicals)	407	30,024
Service Corp. International (Diversified Consumer Services)	2,075	101,883
Signature Bank (Banks)	375	50,734
Silgan Holdings, Inc. (Containers & Packaging)	692	25,659
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	517	65,835
Simpson Manufacturing Co., Inc. (Building Products)	869	81,208
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	576	19,642
SLM Corp. (Consumer Finance)	7,511	93,061
SolarEdge Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	1,025	327,098
Stericycle, Inc.* (Commercial Services & Supplies)	715	49,571
Stifel Financial Corp. (Capital Markets)	867	43,749
STORE Capital Corp. (Equity Real Estate Investment Trusts)	1,751	59,499
Sunrun, Inc.* (Electrical Equipment)	3,124	216,743
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	332	32,005
Syneos Health, Inc.* (Life Sciences Tools & Services)	1,520	103,558
TEGNA, Inc. (Media)	1,756	24,496
Tempur Sealy International, Inc.* (Household Durables)	3,842	103,734
Teradata Corp.* (IT Services)	810	18,201
Terex Corp. (Machinery)	528	18,422
Tetra Tech, Inc. (Commercial Services & Supplies)	1,076	124,579
Texas Roadhouse, Inc.—Class A (Hotels, Restaurants & Leisure)	1,308	102,233
The Boston Beer Co., Inc.*—Class A (Beverages)	183	181,955
The Brink’s Co. (Commercial Services & Supplies)	377	27,144
The Chemours Co. (Chemicals)	1,483	36,764
The Hain Celestial Group, Inc.* (Food Products)	1,024	41,114
The Middleby Corp.* (Machinery)	679	87,537
The New York Times Co.—Class A (Media)	2,898	150,029
The Scotts Miracle-Gro Co.—Class A (Chemicals)	815	162,298
The Timken Co. (Machinery)	1,358	105,055
The Toro Co. (Machinery)	2,147	203,621
The Wendy’s Co. (Hotels, Restaurants & Leisure)	3,589	78,671
Toll Brothers, Inc. (Household Durables)	1,011	43,948
Tootsie Roll Industries, Inc. (Food Products)	143	4,247
TopBuild Corp.* (Household Durables)	661	121,677
Trex Co., Inc.* (Building Products)	2,318	194,062
Trimble, Inc.* (Electronic Equipment, Instruments & Components)	5,008	334,385
TripAdvisor, Inc.* (Interactive Media & Services)	713	20,520
Umpqua Holdings Corp. (Banks)	1,897	28,721
United Therapeutics Corp.* (Biotechnology)	373	56,618
Universal Display Corp. (Semiconductors & Semiconductor Equipment)	858	197,168
Valmont Industries, Inc. (Construction & Engineering)	174	30,438
Valvoline, Inc. (Chemicals)	2,226	51,510
Visteon Corp.* (Auto Components)	267	33,514
Watsco, Inc. (Trading Companies & Distributors)	407	92,205
Werner Enterprises, Inc. (Road & Rail)	535	20,983
WEX, Inc.* (IT Services)	512	104,207
Williams-Sonoma, Inc. (Specialty Retail)	1,533	156,121
Wingstop, Inc. (Hotels, Restaurants & Leisure)	594	78,735
Woodward, Inc. (Machinery)	608	73,890
World Wrestling Entertainment, Inc.—Class A (Entertainment)	542	26,043
Worthington Industries, Inc. (Metals & Mining)	417	21,409
WW International, Inc.* (Diversified Consumer Services)	368	8,979
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)	671	30,101
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	1,007	59,856
XPO Logistics, Inc.* (Air Freight & Logistics)	952	113,478
Yelp, Inc.* (Interactive Media & Services)	711	23,229
TOTAL COMMON STOCKS (Cost $13,780,610)		21,044,048

Repurchase Agreements(b) (0.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $31,000	$31,000	$31,000
TOTAL REPURCHASE AGREEMENTS (Cost $31,000)		31,000

See accompanying notes to financial statements.

152 :: ProFund VP Mid-Cap Growth :: Financial Statements

Collateral for Securities Loaned(NM)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.07%(c)	7,684	$7,684
Fidelity Investments Money Market Government Portfolio—Class I, 0.08%(c)	32	32
Invesco Government & Agency Portfolio— Institutional Shares, 0.11%(c)	140	140
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $7,856)		7,856
TOTAL INVESTMENT SECURITIES (Cost $13,819,466)—100.3%		21,082,904
Net other assets (liabilities)—(0.3)%		(54,437)
NET ASSETS—100.0%		$21,028,467

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $7,459.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2020.
NM	Not meaningful, amount is less than 0.05%.

ProFund VP Mid-Cap Growth invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Aerospace & Defense	$290,293	1.4%
Air Freight & Logistics	113,478	0.5%
Auto Components	218,313	1.0%
Banks	272,460	1.3%
Beverages	181,955	0.9%
Biotechnology	738,162	3.5%
Building Products	469,807	2.2%
Capital Markets	699,504	3.3%
Chemicals	510,636	2.4%
Commercial Services & Supplies	514,675	2.4%
Communications Equipment	203,650	1.0%
Construction & Engineering	30,438	0.1%
Construction Materials	52,601	0.3%
Consumer Finance	126,568	0.6%
Containers & Packaging	133,802	0.6%
Diversified Consumer Services	143,171	0.7%
Electric Utilities	30,186	0.1%
Electrical Equipment	1,132,836	5.5%
Electronic Equipment, Instruments & Components	973,982	4.6%
Energy Equipment & Services	23,348	0.1%
Entertainment	26,043	0.1%
Equity Real Estate Investment Trusts	974,306	4.6%
Food & Staples Retailing	91,954	0.4%
Food Products	308,964	1.5%
Health Care Equipment & Supplies	960,921	4.6%
Health Care Providers & Services	866,830	4.1%
Hotels, Restaurants & Leisure	1,035,255	4.9%
Household Durables	382,009	1.8%
Household Products	23,115	0.1%
Industrial Conglomerates	96,832	0.5%
Insurance	625,284	3.0%
Interactive Media & Services	43,749	0.2%
Internet & Direct Marketing Retail	137,845	0.7%
IT Services	538,878	2.6%
Leisure Products	239,298	1.1%
Life Sciences Tools & Services	835,081	4.0%
Machinery	1,190,124	5.8%
Media	415,119	2.0%
Metals & Mining	122,576	0.6%
Multiline Retail	93,054	0.4%
Oil, Gas & Consumable Fuels	185,522	0.9%
Paper & Forest Products	44,753	0.2%
Personal Products	30,702	0.1%
Pharmaceuticals	207,253	1.0%
Professional Services	226,249	1.1%
Road & Rail	191,377	0.9%
Semiconductors & Semiconductor Equipment	1,723,324	8.3%
Software	1,394,954	6.6%
Specialty Retail	644,441	3.1%
Textiles, Apparel & Luxury Goods	183,540	0.9%
Thrifts & Mortgage Finance	108,329	0.5%
Trading Companies & Distributors	130,856	0.6%
Water Utilities	105,646	0.5%
Other**	(15,581)	(0.2)%
Total	$21,028,467	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap Growth :: 153

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$13,819,466
Securities, at value(a)	21,051,904
Repurchase agreements, at value	31,000
Total Investment Securities, at value	21,082,904
Cash	938
Dividends and interest receivable	10,205
Receivable for capital shares issued	19,523
Prepaid expenses	1,381
TOTAL ASSETS	21,114,951

LIABILITIES:
Payable for investments purchased	34,856
Payable for capital shares redeemed	2,989
Payable for collateral for securities loaned	7,856
Advisory fees payable	12,407
Management services fees payable	1,654
Administration fees payable	1,372
Administrative services fees payable	7,371
Distribution fees payable	6,216
Transfer agency fees payable	1,151
Fund accounting fees payable	853
Compliance services fees payable	101
Other accrued expenses	9,658
TOTAL LIABILITIES	86,484
NET ASSETS	$21,028,467
NET ASSETS CONSIST OF:
Capital	$13,326,611
Total distributable earnings (loss)	7,701,856
NET ASSETS	$21,028,467
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	441,038
Net Asset Value (offering and redemption price per share)	$47.68
(a) Includes securities on loan valued at:	$7,459

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$168,580
Interest	119
Foreign tax withholding	(12)
Income from securities lending	245
TOTAL INVESTMENT INCOME	168,932

EXPENSES:
Advisory fees	126,957
Management services fees	16,927
Administration fees	15,390
Transfer agency fees	12,311
Administrative services fees	54,776
Distribution fees	42,319
Custody fees	3,058
Fund accounting fees	9,287
Trustee fees	365
Compliance services fees	204
Other fees	19,272
Total Gross Expenses before reductions	300,866
Expenses reduced and reimbursed by the Advisor	(16,483)
TOTAL NET EXPENSES	284,383
NET INVESTMENT INCOME (LOSS)	(115,451)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,311,631
Change in net unrealized appreciation/depreciation on investment securities	2,366,308
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,677,939
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,562,488

See accompanying notes to financial statements.

154 :: ProFund VP Mid-Cap Growth :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(115,451)	$(70,898)
Net realized gains (losses) on investments	1,311,631	1,921,848
Change in net unrealized appreciation/depreciation on investments	2,366,308	1,561,360
Change in net assets resulting from operations	3,562,488	3,412,310

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(1,823,049)	(1,641,985)
Change in net assets resulting from distributions	(1,823,049)	(1,641,985)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	26,201,483	36,147,759
Distributions reinvested	1,823,049	1,641,985
Value of shares redeemed	(29,527,637)	(33,371,110)
Change in net assets resulting from capital transactions	(1,503,105)	4,418,634
Change in net assets	236,334	6,188,959

NET ASSETS:
Beginning of period	20,792,133	14,603,174
End of period	$21,028,467	$20,792,133

SHARE TRANSACTIONS:
Issued	651,878	837,209
Reinvested	44,014	40,876
Redeemed	(736,942)	(775,223)
Change in shares	(41,050)	102,862

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Mid-Cap Growth :: 155

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$43.13	$38.51	$47.64	$44.26	$41.33

Investment Activities:
Net investment income (loss)(a)	(0.28)	(0.16)	(0.23)	(0.23)	(0.19)
Net realized and unrealized gains (losses) on investments	8.71	9.17	(4.76)	8.08	5.47
Total income (loss) from investment activities	8.43	9.01	(4.99)	7.85	5.28

Distributions to Shareholders From:
Net realized gains on investments	(3.88)	(4.39)	(4.14)	(4.47)	(2.35)

Net Asset Value, End of Period	$47.68	$43.13	$38.51	$47.64	$44.26

Total Return	20.90%	24.24%	(11.98)%	18.31%	12.87%

Ratios to Average Net Assets:
Gross expenses	1.78%	1.75%	1.70%	1.69%	1.69%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.68)%	(0.38)%	(0.48)%	(0.49)%	(0.45)%

Supplemental Data:
Net assets, end of period (000’s)	$21,028	$20,792	$14,603	$22,590	$21,492
Portfolio turnover rate(b)	184%	191%	131%	88%	171%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

156 :: ProFund VP Mid-Cap Value :: Management Discussion of Fund Performance

ProFund VP Mid-Cap Value (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Value Index (the “Index”). For the year ended December 31, 2020, the Fund had a total return of 2.30%. For the same period, the Index had a total return of 3.73%1 and a volatility of 45.09%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of mid-cap U.S. equity “value” performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400® that have been identified as being on the value end of the growth-value spectrum.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Mid-Cap Value from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Mid-Cap Value	2.30%	8.64%	8.52%
S&P MidCap 400® Value Index	3.73%	10.37%	10.28%

Expense Ratios**

Fund	Gross	Net
ProFund VP Mid-Cap Value	1.75%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Lear Corp.	0.9%
Alleghany Corp.	0.9%
Omega Healthcare Investors, Inc.	0.8%
Owens Corning	0.8%
Reinsurance Group of America, Inc.	0.8%

S&P MidCap 400® Value Index – Composition

% of Index
Financials	22%
Industrials	16%
Consumer Discretionary	14%
Real Estate	14%
Information Technology	10%
Materials	7%
Utilities	6%
Health Care	5%
Consumer Staples	4%
Energy	1%
Communication Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Mid-Cap Value :: 157

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (100.2%)

	Shares	Value
Acadia Healthcare Co., Inc.* (Health Care Providers & Services)	685	$34,428
ACI Worldwide, Inc.* (Software)	667	25,633
Acuity Brands, Inc. (Electrical Equipment)	457	55,338
Adient PLC* (Auto Components)	1,166	40,542
Adtalem Global Education, Inc.* (Diversified Consumer Services)	647	21,966
AECOM* (Construction & Engineering)	1,873	93,239
Affiliated Managers Group, Inc. (Capital Markets)	564	57,359
AGCO Corp. (Machinery)	442	45,566
Alleghany Corp. (Insurance)	178	107,458
ALLETE, Inc. (Electric Utilities)	646	40,013
Alliance Data Systems Corp. (IT Services)	593	43,941
American Campus Communities, Inc. (Equity Real Estate Investment Trusts)	1,043	44,609
American Eagle Outfitters, Inc. (Specialty Retail)	1,858	37,290
American Financial Group, Inc. (Insurance)	873	76,492
Apartment Income REIT Corp.* (Equity Real Estate Investment Trusts)	1,849	71,020
AptarGroup, Inc. (Containers & Packaging)	313	42,847
Arrow Electronics, Inc.* (Electronic Equipment, Instruments & Components)	938	91,267
Ashland Global Holdings, Inc. (Chemicals)	433	34,294
Associated Banc-Corp. (Banks)	1,907	32,514
AutoNation, Inc.* (Specialty Retail)	731	51,016
Avient Corp. (Chemicals)	1,136	45,758
Avis Budget Group, Inc.* (Road & Rail)	641	23,909
Avnet, Inc. (Electronic Equipment, Instruments & Components)	1,227	43,080
BancorpSouth Bank (Banks)	1,198	32,873
Bank of Hawaii Corp. (Banks)	498	38,157
Bank OZK (Banks)	1,501	46,936
Belden, Inc. (Electronic Equipment, Instruments & Components)	554	23,213
BJ’s Wholesale Club Holdings, Inc.* (Food & Staples Retailing)	1,705	63,562
Black Hills Corp. (Multi-Utilities)	779	47,870
Blackbaud, Inc. (Software)	339	19,513
Boyd Gaming Corp.* (Hotels, Restaurants & Leisure)	459	19,700
Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts)	3,682	60,937
Brunswick Corp. (Leisure Products)	438	33,393
Builders FirstSource, Inc.* (Building Products)	1,297	52,931
Cabot Corp. (Chemicals)	703	31,551
CACI International, Inc.*—Class A (IT Services)	179	44,630
Caesars Entertainment, Inc.* (Hotels, Restaurants & Leisure)	1,086	80,658
Camden Property Trust (Equity Real Estate Investment Trusts)	641	64,049
Cantel Medical Corp. (Health Care Equipment & Supplies)	243	19,163
Carlisle Cos., Inc. (Industrial Conglomerates)	279	43,574
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)	542	50,986
Casey’s General Stores, Inc. (Food & Staples Retailing)	284	50,728
Cathay General Bancorp (Banks)	930	29,937
CDK Global, Inc. (Software)	756	39,183
Ceridian HCM Holding, Inc.* (Software)	663	70,650
ChampionX Corp.* (Energy Equipment & Services)	1,362	20,839
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)	168	17,931
Ciena Corp.* (Communications Equipment)	1,207	63,790
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	659	24,719
Cinemark Holdings, Inc. (Entertainment)	1,335	23,243
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	410	33,702
CIT Group, Inc. (Banks)	1,223	43,906
Clean Harbors, Inc.* (Commercial Services & Supplies)	385	29,299
CNO Financial Group, Inc. (Insurance)	1,726	38,369
Coherent, Inc.* (Electronic Equipment, Instruments & Components)	200	30,004
Colfax Corp.* (Machinery)	1,251	47,838
Columbia Sportswear Co. (Textiles, Apparel & Luxury Goods)	219	19,136
Commerce Bancshares, Inc. (Banks)	680	44,676
Commercial Metals Co. (Metals & Mining)	1,492	30,646
CommVault Systems, Inc.* (Software)	298	16,500
Compass Minerals International, Inc. (Metals & Mining)	219	13,517
Concentrix Corp.* (IT Services)	266	26,254
CoreSite Realty Corp. (Equity Real Estate Investment Trusts)	191	23,928
Corporate Office Properties Trust (Equity Real Estate Investment Trusts)	1,393	36,329
Coty, Inc.—Class A (Personal Products)	3,519	24,702
Cousins Properties, Inc. (Equity Real Estate Investment Trusts)	1,845	61,808
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)	295	38,916
Crane Co. (Machinery)	614	47,683
Cullen/Frost Bankers, Inc. (Banks)	695	60,625
Curtiss-Wright Corp. (Aerospace & Defense)	325	37,814
Dana, Inc. (Auto Components)	1,795	35,038
Dick’s Sporting Goods, Inc. (Specialty Retail)	816	45,867
Domtar Corp. (Paper & Forest Products)	685	21,680
Donaldson Co., Inc. (Machinery)	784	43,810
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts)	2,048	59,761
Dycom Industries, Inc.* (Construction & Engineering)	396	29,906
Eagle Materials, Inc. (Construction Materials)	198	20,067
East West Bancorp, Inc. (Banks)	1,758	89,149
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts)	206	28,440
Edgewell Personal Care Co. (Personal Products)	675	23,342
EMCOR Group, Inc. (Construction & Engineering)	682	62,376

See accompanying notes to financial statements.

158 :: ProFund VP Mid-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
Encompass Health Corp. (Health Care Providers & Services)	543	$44,901
Energizer Holdings, Inc. (Household Products)	383	16,155
EnerSys (Electrical Equipment)	270	22,426
EPR Properties (Equity Real Estate Investment Trusts)	927	30,128
EQT Corp.* (Oil, Gas & Consumable Fuels)	2,122	26,971
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)	2,777	22,327
Essent Group, Ltd. (Thrifts & Mortgage Finance)	698	30,154
Essential Utilities, Inc. (Water Utilities)	1,386	65,544
Evercore Partners, Inc.—Class A (Capital Markets)	186	20,393
F.N.B. Corp. (Banks)	4,007	38,067
Federated Hermes, Inc.—Class B (Capital Markets)	692	19,992
First American Financial Corp. (Insurance)	1,386	71,559
First Financial Bankshares, Inc. (Banks)	635	22,971
First Horizon Corp. (Banks)	6,890	87,916
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts)	786	33,114
FirstCash, Inc. (Consumer Finance)	515	36,070
Flowers Foods, Inc. (Food Products)	1,491	33,741
Fluor Corp. (Construction & Engineering)	1,555	24,833
Foot Locker, Inc. (Specialty Retail)	1,297	52,452
Fulton Financial Corp. (Banks)	2,015	25,631
GATX Corp. (Trading Companies & Distributors)	435	36,183
Gentex Corp. (Auto Components)	1,278	43,363
Genworth Financial, Inc.*—Class A (Insurance)	6,282	23,746
Glacier Bancorp, Inc. (Banks)	593	27,284
Graham Holdings Co.—Class B (Diversified Consumer Services)	50	26,669
Grand Canyon Education, Inc.* (Diversified Consumer Services)	367	34,171
Greif, Inc.—Class A (Containers & Packaging)	328	15,377
Grocery Outlet Holding Corp.* (Food & Staples Retailing)	405	15,896
H&R Block, Inc. (Diversified Consumer Services)	2,278	36,129
Haemonetics Corp.* (Health Care Equipment & Supplies)	284	33,725
Hancock Whitney Corp. (Banks)	1,073	36,503
Harley-Davidson, Inc. (Automobiles)	1,904	69,877
Hawaiian Electric Industries, Inc. (Electric Utilities)	1,356	47,989
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,014	30,014
Healthcare Services Group, Inc. (Commercial Services & Supplies)	924	25,964
Herman Miller, Inc. (Commercial Services & Supplies)	731	24,708
Hexcel Corp. (Aerospace & Defense)	1,037	50,284
Highwoods Properties, Inc. (Equity Real Estate Investment Trusts)	1,290	51,123
Hill-Rom Holdings, Inc. (Health Care Equipment & Supplies)	481	47,124
HNI Corp. (Commercial Services & Supplies)	531	18,298
Home BancShares, Inc. (Banks)	1,887	36,759
Hubbell, Inc. (Electrical Equipment)	269	42,177
Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts)	1,890	45,398
ICU Medical, Inc.* (Health Care Equipment & Supplies)	119	25,524
IDACORP, Inc. (Electric Utilities)	627	60,211
Ingevity Corp.* (Chemicals)	262	19,841
Ingredion, Inc. (Food Products)	832	65,453
Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	439	28,500
InterDigital, Inc. (Communications Equipment)	383	23,240
International Bancshares Corp. (Banks)	692	25,908
ITT, Inc. (Machinery)	590	45,442
j2 Global, Inc.* (Software)	197	19,245
Jabil, Inc. (Electronic Equipment, Instruments & Components)	1,671	71,068
Janus Henderson Group PLC (Capital Markets)	1,847	60,045
JBG Smith Properties (Equity Real Estate Investment Trusts)	1,381	43,184
Jefferies Financial Group, Inc. (Diversified Financial Services)	2,570	63,222
JetBlue Airways Corp.* (Airlines)	3,905	56,779
John Wiley & Sons, Inc.—Class A (Media)	542	24,747
Jones Lang LaSalle, Inc.*(a) (Real Estate Management & Development)	637	94,512
KAR Auction Services, Inc. (Commercial Services & Supplies)	1,605	29,869
KB Home (Household Durables)	1,094	36,671
KBR, Inc. (IT Services)	1,770	54,747
Kemper Corp. (Insurance)	763	58,621
Kennametal, Inc. (Machinery)	1,034	37,472
Kilroy Realty Corp. (Equity Real Estate Investment Trusts)	1,302	74,735
Kirby Corp.* (Marine)	745	38,613
Kohl’s Corp. (Multiline Retail)	1,958	79,671
Lamar Advertising Co.—Class A (Equity Real Estate Investment Trusts)	536	44,606
Lancaster Colony Corp. (Food Products)	102	18,740
Landstar System, Inc. (Road & Rail)	176	23,700
Lear Corp. (Auto Components)	679	107,981
Lennox International, Inc. (Building Products)	178	48,767
Life Storage, Inc. (Equity Real Estate Investment Trusts)	290	34,623
Ligand Pharmaceuticals, Inc.*(a)—Class B (Biotechnology)	96	9,547
LivaNova PLC* (Health Care Equipment & Supplies)	603	39,925
LiveRamp Holdings, Inc.* (IT Services)	387	28,325
Louisiana-Pacific Corp. (Paper & Forest Products)	611	22,711
ManpowerGroup, Inc. (Professional Services)	714	64,389
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	510	69,982
MasTec, Inc.* (Construction & Engineering)	697	47,521
MAXIMUS, Inc. (IT Services)	290	21,225
MDU Resources Group, Inc. (Multi-Utilities)	2,490	65,586
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts)	4,061	88,489
Mercury General Corp. (Insurance)	330	17,229
MGIC Investment Corp. (Thrifts & Mortgage Finance)	4,204	52,760
Minerals Technologies, Inc. (Chemicals)	423	26,277

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap Value :: 159

Common Stocks, continued

	Shares	Value
Molina Healthcare, Inc.* (Health Care Providers & Services)	339	$72,099
MSC Industrial Direct Co., Inc.—Class A (Trading Companies & Distributors)	284	23,967
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	1,792	21,683
Murphy USA, Inc. (Specialty Retail)	330	43,187
National Fuel Gas Co. (Gas Utilities)	1,129	46,436
National Instruments Corp. (Electronic Equipment, Instruments & Components)	897	39,414
National Retail Properties, Inc. (Equity Real Estate Investment Trusts)	2,158	88,305
Navient Corp. (Consumer Finance)	2,313	22,714
NCR Corp.* (Technology Hardware, Storage & Peripherals)	1,601	60,150
Nektar Therapeutics* (Pharmaceuticals)	1,381	23,477
Neogen Corp.* (Health Care Equipment & Supplies)	264	20,935
NetScout Systems, Inc.* (Communications Equipment)	914	25,062
New Jersey Resources Corp. (Gas Utilities)	1,194	42,447
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)	5,761	60,778
NewMarket Corp. (Chemicals)	56	22,304
Nordson Corp. (Machinery)	248	49,836
Nordstrom, Inc.(a) (Multiline Retail)	1,351	42,165
NorthWestern Corp. (Multi-Utilities)	629	36,677
Nu Skin Enterprises, Inc.—Class A (Personal Products)	285	15,570
NuVasive, Inc.* (Health Care Equipment & Supplies)	637	35,882
nVent Electric PLC (Electrical Equipment)	2,113	49,212
OGE Energy Corp. (Electric Utilities)	2,484	79,140
O-I Glass, Inc. (Containers & Packaging)	1,951	23,217
Old Republic International Corp. (Insurance)	3,512	69,222
Olin Corp. (Chemicals)	1,765	43,348
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts)	2,819	102,387
ONE Gas, Inc. (Gas Utilities)	660	50,668
Oshkosh Corp. (Machinery)	847	72,901
Owens Corning (Building Products)	1,344	101,821
PacWest Bancorp (Banks)	1,045	26,543
Park Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	2,926	50,181
Patterson Cos., Inc. (Health Care Providers & Services)	1,078	31,941
Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts)	1,626	30,569
Penn National Gaming, Inc.* (Hotels, Restaurants & Leisure)	733	63,309
Perspecta, Inc. (IT Services)	1,053	25,356
Physicians Realty Trust (Equity Real Estate Investment Trusts)	2,586	46,031
Pilgrim’s Pride Corp.* (Food Products)	605	11,864
Pinnacle Financial Partners, Inc. (Banks)	942	60,665
PNM Resources, Inc. (Electric Utilities)	603	29,264
Polaris, Inc. (Leisure Products)	382	36,397
Post Holdings, Inc.* (Food Products)	761	76,870
PotlatchDeltic Corp. (Equity Real Estate Investment Trusts)	515	25,760

Prestige Consumer Healthcare, Inc.* (Pharmaceuticals)	622	21,689
PROG Holdings, Inc. (Consumer Finance)	453	24,403
Prosperity Bancshares, Inc. (Banks)	1,150	79,764
PS Business Parks, Inc. (Equity Real Estate Investment Trusts)	135	17,937
Rayonier, Inc. (Equity Real Estate Investment Trusts)	1,017	29,879
Regal Beloit Corp. (Electrical Equipment)	252	30,948
Reinsurance Group of America, Inc. (Insurance)	844	97,820
Reliance Steel & Aluminum Co. (Metals & Mining)	791	94,722
RenaissanceRe Holdings, Ltd. (Insurance)	271	44,937
Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts)	664	32,609
RLI Corp. (Insurance)	202	21,038
Royal Gold, Inc. (Metals & Mining)	343	36,481
RPM International, Inc. (Chemicals)	614	55,739
Ryder System, Inc. (Road & Rail)	669	41,318
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts)	2,570	44,641
Sabre Corp. (IT Services)	2,522	30,314
Sanderson Farms, Inc. (Food Products)	246	32,521
Science Applications International Corp. (IT Services)	441	41,736
Scientific Games Corp.*—Class A (Hotels, Restaurants & Leisure)	293	12,157
SEI Investments Co. (Capital Markets)	730	41,953
Selective Insurance Group, Inc. (Insurance)	743	49,766
Sensient Technologies Corp. (Chemicals)	274	20,213
Service Corp. International (Diversified Consumer Services)	858	42,128
Service Properties Trust (Equity Real Estate Investment Trusts)	2,046	23,509
Signature Bank(a) (Banks)	433	58,581
Silgan Holdings, Inc. (Containers & Packaging)	546	20,246
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	223	28,397
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	583	19,880
Skechers U.S.A., Inc.*—Class A (Textiles, Apparel & Luxury Goods)	1,684	60,523
Sonoco Products Co. (Containers & Packaging)	1,247	73,884
Southwest Gas Holdings, Inc. (Gas Utilities)	706	42,890
Spire, Inc. (Gas Utilities)	641	41,050
Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts)	1,419	57,001
Sprouts Farmers Market, Inc.* (Food & Staples Retailing)	1,465	29,447
Steel Dynamics, Inc. (Metals & Mining)	2,482	91,511
Stericycle, Inc.* (Commercial Services & Supplies)	694	48,115
Sterling Bancorp (Banks)	2,414	43,404
Stifel Financial Corp. (Capital Markets)	743	37,467
STORE Capital Corp. (Equity Real Estate Investment Trusts)	1,849	62,829
Strategic Education, Inc. (Diversified Consumer Services)	303	28,885

See accompanying notes to financial statements.

160 :: ProFund VP Mid-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	223	$21,497
SYNNEX Corp. (Electronic Equipment, Instruments & Components)	512	41,697
Synovus Financial Corp. (Banks)	1,836	59,431
Taylor Morrison Home Corp.* (Household Durables)	1,614	41,398
TCF Financial Corp. (Banks)	1,893	70,079
TEGNA, Inc. (Media)	1,634	22,794
Telephone & Data Systems, Inc. (Wireless Telecommunication Services)	1,237	22,971
Tenet Healthcare Corp.* (Health Care Providers & Services)	1,311	52,348
Teradata Corp.* (IT Services)	855	19,212
Terex Corp. (Machinery)	534	18,631
Texas Capital Bancshares, Inc.* (Banks)	627	37,307
The Brink’s Co. (Commercial Services & Supplies)	380	27,360
The Chemours Co. (Chemicals)	1,124	27,864
The Goodyear Tire & Rubber Co. (Auto Components)	2,895	31,584
The Hain Celestial Group, Inc.* (Food Products)	390	15,659
The Hanover Insurance Group, Inc. (Insurance)	463	54,134
The Macerich Co.(a) (Equity Real Estate Investment Trusts)	1,391	14,842
The Middleby Corp.* (Machinery)	269	34,679
Thor Industries, Inc. (Automobiles)	688	63,977
Toll Brothers, Inc. (Household Durables)	799	34,733
Tootsie Roll Industries, Inc. (Food Products)	127	3,772
TreeHouse Foods, Inc.* (Food Products)	702	29,828
TRI Pointe Group, Inc.* (Household Durables)	1,575	27,169
Trinity Industries, Inc. (Machinery)	1,049	27,683
TripAdvisor, Inc.* (Interactive Media & Services)	753	21,672
Trustmark Corp. (Banks)	788	21,520
UGI Corp. (Gas Utilities)	2,589	90,510
UMB Financial Corp. (Banks)	536	36,979
Umpqua Holdings Corp. (Banks)	1,559	23,603
United Bankshares, Inc. (Banks)	1,611	52,196
United States Steel Corp. (Metals & Mining)	2,738	45,916
United Therapeutics Corp.* (Biotechnology)	320	48,573
Univar Solutions, Inc.* (Trading Companies & Distributors)	2,100	39,921
Urban Edge Properties (Equity Real Estate Investment Trusts)	1,362	17,624
Urban Outfitters, Inc.* (Specialty Retail)	850	21,760
Valley National Bancorp (Banks)	5,015	48,896
Valmont Industries, Inc. (Construction & Engineering)	155	27,114
Valvoline, Inc. (Chemicals)	920	21,289
ViaSat, Inc.* (Communications Equipment)	797	26,022
Vishay Intertechnology, Inc. (Electronic Equipment, Instruments & Components)	1,646	34,089
Visteon Corp.* (Auto Components)	180	22,594
Washington Federal, Inc. (Thrifts & Mortgage Finance)	942	24,247
Watsco, Inc. (Trading Companies & Distributors)	155	35,115
Webster Financial Corp. (Banks)	1,120	47,208
Weingarten Realty Investors (Equity Real Estate Investment Trusts)	1,496	32,418
Werner Enterprises, Inc. (Road & Rail)	390	15,296
WEX, Inc.* (IT Services)	231	47,015
Wintrust Financial Corp. (Banks)	716	43,740
Woodward, Inc. (Machinery)	348	42,292
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	789	24,585
World Wrestling Entertainment, Inc.—Class A (Entertainment)	244	11,724
Worthington Industries, Inc. (Metals & Mining)	187	9,601
WPX Energy, Inc.* (Oil, Gas & Consumable Fuels)	5,016	40,880
WW International, Inc.* (Diversified Consumer Services)	356	8,686
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)	650	29,159
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	533	31,682
XPO Logistics, Inc.* (Air Freight & Logistics)	545	64,964
Yelp, Inc.* (Interactive Media & Services)	423	13,819
TOTAL COMMON STOCKS (Cost $9,162,217)		12,488,636

Repurchase Agreements(b) (0.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $14,000	$14,000	$14,000
TOTAL REPURCHASE AGREEMENTS (Cost $14,000)		14,000

Collateral for Securities Loaned (1.3%)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.07%(c)	162,466	$162,466
Fidelity Investments Money Market Government Portfolio—Class I, 0.08%(c)	681	681
Invesco Government & Agency Portfolio— Institutional Shares, 0.11%(c)	2,964	2,964
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $166,111)		166,111
TOTAL INVESTMENT SECURITIES (Cost $9,342,328)—101.6%		12,668,747
Net other assets (liabilities)—(1.6)%		(196,402)
NET ASSETS—100.0%		$12,472,345

*	Non-income producing security.

(a)	All or part of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $161,773.

(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(c)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2020.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap Value :: 161

ProFund VP Mid-Cap Value invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Aerospace & Defense	$88,098	0.7%
Air Freight & Logistics	64,964	0.5%
Airlines	56,779	0.5%
Auto Components	281,102	2.3%
Automobiles	133,854	1.1%
Banks	1,429,728	11.5%
Biotechnology	58,120	0.5%
Building Products	203,519	1.6%
Capital Markets	237,209	1.9%
Chemicals	348,478	2.7%
Commercial Services & Supplies	203,613	1.6%
Communications Equipment	138,114	1.1%
Construction & Engineering	284,989	2.4%
Construction Materials	20,067	0.2%
Consumer Finance	83,187	0.7%
Containers & Packaging	175,571	1.4%
Diversified Consumer Services	198,634	1.6%
Diversified Financial Services	63,222	0.5%
Electric Utilities	256,617	2.1%
Electrical Equipment	200,101	1.6%
Electronic Equipment, Instruments & Components	373,832	3.0%
Energy Equipment & Services	20,839	0.2%
Entertainment	34,967	0.3%
Equity Real Estate Investment Trusts	1,602,817	12.8%
Food & Staples Retailing	159,633	1.3%
Food Products	288,448	2.3%
Gas Utilities	314,001	2.5%
Health Care Equipment & Supplies	250,778	1.9%
Health Care Providers & Services	235,717	1.9%
Hotels, Restaurants & Leisure	383,374	3.0%
Household Durables	139,971	1.1%
Household Products	16,155	0.1%
Industrial Conglomerates	43,574	0.3%
Insurance	730,391	5.9%

Interactive Media & Services	35,491	0.3%
IT Services	382,755	3.1%
Leisure Products	69,790	0.6%
Machinery	513,833	4.2%
Marine	38,613	0.3%
Media	47,541	0.3%
Metals & Mining	322,394	2.6%
Multiline Retail	121,836	1.0%
Multi-Utilities	150,133	1.2%
Oil, Gas & Consumable Fuels	161,165	1.3%
Paper & Forest Products	44,391	0.4%
Personal Products	63,614	0.5%
Pharmaceuticals	45,166	0.4%
Professional Services	64,389	0.5%
Real Estate Management & Development	94,512	0.8%
Road & Rail	104,223	0.8%
Semiconductors & Semiconductor Equipment	83,596	0.7%
Software	190,724	1.5%
Specialty Retail	251,572	2.0%
Technology Hardware, Storage & Peripherals	60,150	0.5%
Textiles, Apparel & Luxury Goods	130,645	1.0%
Thrifts & Mortgage Finance	167,939	1.3%
Trading Companies & Distributors	135,186	1.1%
Water Utilities	65,544	0.5%
Wireless Telecommunication Services	22,971	0.2%
Other**	(16,291)	(0.2)%
Total	$12,472,345	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

162 :: ProFund VP Mid-Cap Value :: Financial Statements

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$9,342,328
Securities, at value(a)	12,654,747
Repurchase agreements, at value	14,000
Total Investment Securities, at value	12,668,747
Cash	252
Dividends and interest receivable	20,107
Receivable for capital shares issued	112
Prepaid expenses	782
TOTAL ASSETS	12,690,000

LIABILITIES:
Payable for investments purchased	22,734
Payable for capital shares redeemed	3,295
Payable for collateral for securities loaned	166,111
Advisory fees payable	7,823
Management services fees payable	1,043
Administration fees payable	870
Administrative services fees payable	4,663
Distribution fees payable	3,766
Transfer agency fees payable	730
Fund accounting fees payable	582
Compliance services fees payable	62
Other accrued expenses	5,976
TOTAL LIABILITIES	217,655
NET ASSETS	$12,472,345
NET ASSETS CONSIST OF:
Capital	$11,445,448
Total distributable earnings (loss)	1,026,897
NET ASSETS	$12,472,345
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	316,860
Net Asset Value (offering and redemption price per share)	$39.36
(a) Includes securities on loan valued at:	$161,773

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$236,997
Interest	42
Foreign tax withholding	(15)
Income from securities lending	1,006
TOTAL INVESTMENT INCOME	238,030

EXPENSES:
Advisory fees	78,154
Management services fees	10,420
Administration fees	9,513
Transfer agency fees	7,554
Administrative services fees	35,021
Distribution fees	26,051
Custody fees	1,945
Fund accounting fees	6,209
Trustee fees	223
Compliance services fees	111
Other fees	12,274
Total Gross Expenses before reductions	187,475
Expenses reduced and reimbursed by the Advisor	(12,411)
TOTAL NET EXPENSES	175,064
NET INVESTMENT INCOME (LOSS)	62,966

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(891,489)
Change in net unrealized appreciation/depreciation on investment securities	571,872
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(319,617)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(256,651)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Mid-Cap Value :: 163

Statements of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$62,966	$37,966
Net realized gains (losses) on investments	(891,489)	1,394,179
Change in net unrealized appreciation/depreciation on investments	571,872	1,089,148
Change in net assets resulting from operations	(256,651)	2,521,293

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(925,031)	(452,477)
Change in net assets resulting from distributions	(925,031)	(452,477)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	14,126,058	36,174,139
Distributions reinvested	925,031	452,477
Value of shares redeemed	(19,109,077)	(31,968,582)
Change in net assets resulting from capital transactions	(4,057,988)	4,658,034
Change in net assets	(5,239,670)	6,726,850

NET ASSETS:
Beginning of period	17,712,015	10,985,165
End of period	$12,472,345	$17,712,015

SHARE TRANSACTIONS:
Issued	422,692	903,293
Reinvested	28,211	11,989
Redeemed	(554,235)	(806,694)
Change in shares	(103,332)	108,588

See accompanying notes to financial statements.

164 :: ProFund VP Mid-Cap Value :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$42.15	$35.25	$46.61	$45.02	$36.86

Investment Activities:
Net investment income (loss)(a)	0.21	0.10	0.09	0.03	0.11
Net realized and unrealized gains (losses) on investments	0.13 (b)	8.22	(5.33)	4.63	8.80
Total income (loss) from investment activities	0.34	8.32	(5.24)	4.66	8.91

Distributions to Shareholders From:
Net investment income	(0.15)	(0.08)	(0.05)	(0.15)	(0.08)
Net realized gains on investments	(2.98)	(1.34)	(6.07)	(2.92)	(0.67)
Total distributions	(3.13)	(1.42)	(6.12)	(3.07)	(0.75)

Net Asset Value, End of Period	$39.36	$42.15	$35.25	$46.61	$45.02

Total Return	2.30%	24.08%	(13.29)%	10.61%	24.34%

Ratios to Average Net Assets:
Gross expenses	1.80%	1.75%	1.71%	1.70%	1.70%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.60%	0.26%	0.21%	0.07%	0.27%

Supplemental Data:
Net assets, end of period (000’s)	$12,472	$17,712	$10,985	$16,464	$30,042
Portfolio turnover rate(c)	163%	232%	127%	66%	181%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchase of fund shares in relation to fluctuating market values during the period.

(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Nasdaq-100 :: 165

ProFund VP Nasdaq-100 (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Nasdaq-100® Index (the “Index”). For the year ended December 31, 2020, the Fund had a total return of 45.57%. For the same period, the Index had a total return of 48.88%1 and a volatility of 36.59%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on Nasdaq.

During the year ended December 31, 2020, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Nasdaq-100 from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Nasdaq-100	45.57%	21.79%	18.22%
Nasdaq-100® Index	48.88%	24.27%	20.63%

Expense Ratios**

Fund	Gross	Net
ProFund VP Nasdaq-100	1.72%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	64%
Futures Contracts	3%
Swap Agreements	32%
Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	7.9%
Microsoft Corp.	5.9%
Amazon.com, Inc.	5.7%
Alphabet, Inc.	3.9%
Tesla, Inc.	2.9%

Nasdaq-100® Index – Composition

% of Index
Information Technology	49%
Consumer Discretionary	19%
Communication Services	18%
Health Care	6%
Consumer Staples	5%
Industrials	2%
Utilities	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

166 :: ProFund VP Nasdaq-100 :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (64.4%)

	Shares	Value
Activision Blizzard, Inc. (Entertainment)	6,390	$593,312
Adobe, Inc.* (Software)	3,966	1,983,476
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	9,944	911,964
Alexion Pharmaceuticals, Inc.* (Biotechnology)	1,809	282,638
Align Technology, Inc.* (Health Care Equipment & Supplies)	652	348,416
Alphabet, Inc.*—Class A (Interactive Media & Services)	1,634	2,863,814
Alphabet, Inc.*—Class C (Interactive Media & Services)	1,792	3,139,369
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2,726	8,878,390
American Electric Power Co., Inc. (Electric Utilities)	4,104	341,740
Amgen, Inc. (Biotechnology)	4,813	1,106,604
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	3,055	451,315
ANSYS, Inc.* (Software)	710	258,298
Apple, Inc. (Technology Hardware, Storage & Peripherals)	92,367	12,256,177
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	7,549	651,479
ASML Holding N.V.NYS (Semiconductors & Semiconductor Equipment)	626	305,313
Atlassian Corp. PLC*—Class A (Software)	1,093	255,620
Autodesk, Inc.* (Software)	1,813	553,581
Automatic Data Processing, Inc. (IT Services)	3,545	624,629
Baidu, Inc.*ADR (Interactive Media & Services)	2,284	493,892
Biogen, Inc.* (Biotechnology)	1,272	311,462
Booking Holdings, Inc.* (Internet & Direct Marketing Retail)	339	755,045
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	3,344	1,464,170
Cadence Design Systems, Inc.* (Software)	2,306	314,608
CDW Corp. (Electronic Equipment, Instruments & Components)	1,182	155,776
Cerner Corp. (Health Care Technology)	2,535	198,947
Charter Communications, Inc.*—Class A (Media)	1,653	1,093,542
Check Point Software Technologies, Ltd.* (Software)	1,159	154,043
Cintas Corp. (Commercial Services & Supplies)	865	305,743
Cisco Systems, Inc. (Communications Equipment)	34,937	1,563,431
Cognizant Technology Solutions Corp.— Class A (IT Services)	4,420	362,219
Comcast Corp.—Class A (Media)	37,751	1,978,153
Copart, Inc.* (Commercial Services & Supplies)	1,952	248,392
Costco Wholesale Corp. (Food & Staples Retailing)	3,648	1,374,493
CSX Corp. (Road & Rail)	6,323	573,812
DexCom, Inc.* (Health Care Equipment & Supplies)	794	293,558
DocuSign, Inc.* (Software)	1,531	340,341
Dollar Tree, Inc.* (Multiline Retail)	1,945	210,138
eBay, Inc. (Internet & Direct Marketing Retail)	5,700	286,425
Electronic Arts, Inc. (Entertainment)	2,397	344,209
Exelon Corp. (Electric Utilities)	8,066	340,547
Facebook, Inc.*—Class A (Interactive Media & Services)	13,062	3,568,015
Fastenal Co. (Trading Companies & Distributors)	4,746	231,747
Fiserv, Inc.* (IT Services)	5,543	631,126
Fox Corp.—Class A (Media)	2,791	81,274
Fox Corp.—Class B (Media)	2,132	61,572
Gilead Sciences, Inc. (Biotechnology)	10,364	603,807
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	705	352,408
Illumina, Inc.* (Life Sciences Tools & Services)	1,207	446,590
Incyte Corp.* (Biotechnology)	1,811	157,521
Intel Corp. (Semiconductors & Semiconductor Equipment)	33,883	1,688,051
Intuit, Inc. (Software)	2,172	825,034
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	972	795,193
JD.com, Inc.*ADR (Internet & Direct Marketing Retail)	7,205	633,320
Keurig Dr Pepper, Inc. (Beverages)	11,635	372,320
KLA Corp. (Semiconductors & Semiconductor Equipment)	1,277	330,628
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	1,191	562,474
Lululemon Athletica, Inc.* (Textiles, Apparel & Luxury Goods)	1,033	359,515
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	2,682	353,809
Marvell Technology Group, Ltd. (Semiconductors & Semiconductor Equipment)	5,541	263,419
Match Group, Inc.* (Interactive Media & Services)	2,199	332,467
Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	2,210	195,917
Mercadolibre, Inc.* (Internet & Direct Marketing Retail)	412	690,191
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	2,153	297,351
Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	9,204	691,957
Microsoft Corp. (Software)	41,077	9,136,346
Moderna, Inc.* (Biotechnology)	3,272	341,826
Mondelez International, Inc.—Class A (Food Products)	11,825	691,408
Monster Beverage Corp.* (Beverages)	4,365	403,675
NetEase, Inc.ADR (Entertainment)	2,707	259,249
Netflix, Inc.* (Entertainment)	3,653	1,975,287
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	5,116	2,671,574
NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	2,313	367,790
Okta, Inc.* (IT Services)	992	252,226
O’Reilly Automotive, Inc.* (Specialty Retail)	599	271,089
PACCAR, Inc. (Machinery)	2,864	247,106
Paychex, Inc. (IT Services)	2,972	276,931
PayPal Holdings, Inc.* (IT Services)	9,688	2,268,930
Peloton Interactive, Inc.*—Class A (Leisure Products)	2,113	320,584
PepsiCo, Inc. (Beverages)	11,426	1,694,476
Pinduoduo, Inc.*ADR (Internet & Direct Marketing Retail)	2,467	438,312

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Nasdaq-100 :: 167

Common Stocks, continued

	Shares	Value
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	9,351	$1,424,531
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	867	418,856
Ross Stores, Inc. (Specialty Retail)	2,943	361,430
Seagen, Inc.* (Biotechnology)	1,491	261,134
Sirius XM Holdings, Inc. (Media)	35,135	223,810
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	1,373	209,904
Splunk, Inc.* (Software)	1,326	225,274
Starbucks Corp. (Hotels, Restaurants & Leisure)	9,704	1,038,134
Synopsys, Inc.* (Software)	1,255	325,346
Tesla, Inc.* (Automobiles)	6,374	4,497,941
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	7,590	1,245,747
The Kraft Heinz Co. (Food Products)	10,109	350,378
T-Mobile US, Inc.* (Wireless Telecommunication Services)	10,262	1,383,831
Trip.com Group, Ltd.*ADR (Internet & Direct Marketing Retail)	4,324	145,849
VeriSign, Inc.* (IT Services)	943	204,065
Verisk Analytics, Inc.—Class A (Professional Services)	1,344	279,001
Vertex Pharmaceuticals, Inc.* (Biotechnology)	2,150	508,131
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	7,159	285,501
Workday, Inc.*—Class A (Software)	1,488	356,540
Xcel Energy, Inc. (Electric Utilities)	4,345	289,681
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	2,027	287,368
Zoom Video Communications, Inc.*— Class A (Software)	1,610	543,085
TOTAL COMMON STOCKS (Cost $25,016,890)		99,977,133

Repurchase Agreements(a)(b) (32.6%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $50,541,106	$50,541,000	$50,541,000
TOTAL REPURCHASE AGREEMENTS (Cost $50,541,000)		50,541,000
TOTAL INVESTMENT SECURITIES (Cost $75,557,890)—97.0%		150,518,133
Net other assets (liabilities)—3.0%		4,690,420
NET ASSETS—100.0%		$155,208,553

*	Non-income producing security.

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2020, the aggregate amount held in a segregated account was $6,766,000.

(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

ADR	American Depositary Receipt

NYS	New York Shares

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini Nasdaq 100 Futures Contracts	20	3/22/21	$5,154,200	$207,849

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Nasdaq-100 Index	Goldman Sachs International	1/27/21	0.65%	$10,639,755	$40,622
Nasdaq-100 Index	UBS AG	1/27/21	0.90%	39,422,671	131,922
				$50,062,426	$172,544

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

168 :: ProFund VP Nasdaq-100 :: Financial Statements

ProFund VP Nasdaq-100 invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Automobiles	$4,497,941	2.9%
Beverages	2,470,471	1.5%
Biotechnology	3,991,979	2.5%
Commercial Services & Supplies	554,135	0.4%
Communications Equipment	1,563,431	1.0%
Electric Utilities	971,968	0.6%
Electronic Equipment, Instruments & Components	155,776	0.1%
Entertainment	3,172,057	2.0%
Food & Staples Retailing	1,659,994	1.1%
Food Products	1,041,786	0.7%
Health Care Equipment & Supplies	1,789,575	1.2%
Health Care Technology	198,947	0.1%
Hotels, Restaurants & Leisure	1,391,943	0.9%
Interactive Media & Services	10,397,557	6.7%
Internet & Direct Marketing Retail	11,827,532	7.7%
IT Services	4,620,126	3.0%
Leisure Products	320,584	0.2%
Life Sciences Tools & Services	446,590	0.3%
Machinery	247,106	0.2%
Media	3,438,351	2.2%
Multiline Retail	210,138	0.1%
Professional Services	279,001	0.2%
Road & Rail	573,812	0.3%
Semiconductors & Semiconductor Equipment	14,020,952	9.1%
Software	15,271,592	9.9%
Specialty Retail	632,519	0.4%
Technology Hardware, Storage & Peripherals	12,256,177	7.9%
Textiles, Apparel & Luxury Goods	359,515	0.2%
Trading Companies & Distributors	231,747	0.1%
Wireless Telecommunication Services	1,383,831	0.9%
Other**	55,231,420	35.6%
Total	$155,208,553	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Nasdaq-100 :: 169

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$75,557,890
Securities, at value	99,977,133
Repurchase agreements, at value	50,541,000
Total Investment Securities, at value	150,518,133
Cash	939
Segregated cash balances for futures contracts with brokers	352,000
Segregated cash balances for swap agreements with custodian	1,000
Dividends and interest receivable	24,504
Unrealized appreciation on swap agreements	172,544
Receivable for capital shares issued	5,453,846
Variation margin on futures contracts	17,600
Prepaid expenses	613
TOTAL ASSETS	156,541,179

LIABILITIES:
Payable for capital shares redeemed	978,337
Advisory fees payable	88,882
Management services fees payable	11,851
Administration fees payable	9,383
Administrative services fees payable	70,408
Distribution fees payable	75,445
Transfer agency fees payable	7,875
Fund accounting fees payable	5,368
Compliance services fees payable	750
Other accrued expenses	84,327
TOTAL LIABILITIES	1,332,626
NET ASSETS	$155,208,553
NET ASSETS CONSIST OF:
Capital	$62,673,840
Total distributable earnings (loss)	92,534,713
NET ASSETS	$155,208,553
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,194,376
Net Asset Value (offering and redemption price per share)	$70.73

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$727,863
Interest	108,162
Foreign tax withholding	(481)
Income from securities lending	491
TOTAL INVESTMENT INCOME	836,035

EXPENSES:
Advisory fees	916,407
Management services fees	122,186
Administration fees	110,520
Transfer agency fees	89,191
Administrative services fees	305,761
Distribution fees	305,469
Custody fees	18,725
Fund accounting fees	61,687
Trustee fees	2,483
Compliance services fees	1,471
Other fees	182,934
Total Gross Expenses before reductions	2,116,834
Expenses reduced and reimbursed by the Advisor	(64,084)
TOTAL NET EXPENSES	2,052,750
NET INVESTMENT INCOME (LOSS)	(1,216,715)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	3,885,410
Net realized gains (losses) on futures contracts	3,130,267
Net realized gains (losses) on swap agreements	13,382,092
Change in net unrealized appreciation/depreciation on investment securities	27,581,546
Change in net unrealized appreciation/depreciation on futures contracts	(202,870)
Change in net unrealized appreciation/depreciation on swap agreements	278,035
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	48,054,480
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$46,837,765

See accompanying notes to financial statements.

170 :: ProFund VP Nasdaq-100 :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(1,216,715)	$(248,804)
Net realized gains (losses) on investments	20,397,769	8,610,746
Change in net unrealized appreciation/depreciation on investments	27,656,711	17,646,238
Change in net assets resulting from operations	46,837,765	26,008,180

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(9,496,625)	(709,177)
Change in net assets resulting from distributions	(9,496,625)	(709,177)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	709,912,384	353,298,241
Distributions reinvested	9,496,625	709,177
Value of shares redeemed	(704,734,911)	(340,765,839)
Change in net assets resulting from capital transactions	14,674,098	13,241,579
Change in net assets	52,015,238	38,540,582

NET ASSETS:
Beginning of period	103,193,315	64,652,733
End of period	$155,208,553	$103,193,315

SHARE TRANSACTIONS:
Issued	12,097,369	7,798,969
Reinvested	138,657	15,812
Redeemed	(12,038,447)	(7,515,300)
Change in shares	197,579	299,481

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Nasdaq-100 :: 171

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019		Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$51.68	$38.09		$42.74		$32.91	$32.56

Investment Activities:
Net investment income (loss)(a)	(0.59)	(0.13)		(0.15)		(0.26)	(0.26)
Net realized and unrealized gains (losses) on investments	24.00	14.06		(0.08)		10.24	1.97
Total income (loss) from investment activities	23.41	13.93		(0.23)		9.98	1.71

Distributions to Shareholders From:
Net realized gains on investments	(4.36)	(0.34)		(4.42)		(0.15)	(1.36)

Net Asset Value, End of Period	$70.73	$51.68		$38.09		$42.74	$32.91

Total Return	45.57%	36.70%		(1.87	)%(b)	30.37%	5.26%

Ratios to Average Net Assets:
Gross expenses	1.73%	1.72%		1.74%		1.71%	1.73%
Net expenses	1.68%	1.69	%(c)	1.67	%(b)	1.68%	1.68%
Net investment income (loss)	(0.99)%	(0.29)%		(0.34	)%(b)	(0.68)%	(0.82)%

Supplemental Data:
Net assets, end of period (000’s)	$155,209	$103,193		$64,653		$73,907	$60,499
Portfolio turnover rate(d)	10%	9%		6%		4%	4%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.68% and (0.35)%, respectively, and the total return would have been (1.88)%.

(c)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

172 :: ProFund VP Oil & Gas :: Management Discussion of Fund Performance

ProFund VP Oil & Gas (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Oil & GasSM Index (the “Index”). For the year ended December 31, 2020, the Fund had a total return of -34.46%. For the same period, the Index had a total return of -33.23%1 and a volatility of 60.84%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the oil and gas sector of the U.S. equity market. Component companies include, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers.

During the year ended December 31, 2020, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Oil & Gas from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Oil & Gas	-34.46%	-7.36%	-4.85%
Dow Jones U.S. Oil & GasSM Index	-33.23%	-5.77%	-3.19%
S&P 500®	18.40%	15.22%	13.88%

Expense Ratios**

Fund	Gross	Net
ProFund VP Oil & Gas	1.72%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	98%
Swap Agreements	2%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Exxon Mobil Corp.	22.0%
Chevron Corp.	20.5%
ConocoPhillips	5.4%
Phillips 66	3.9%
Schlumberger, Ltd.	3.8%

Dow Jones U.S. Oil & GasSM
Index – Composition

% of Index
Oil, Gas & Consumable Fuels	89%
Energy Equipment & Services	9%
Semiconductors & Semiconductor Equipment	1%
Electric Utilities	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Oil & Gas :: 173

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (98.4%)

	Shares	Value
Apache Corp. (Oil, Gas & Consumable Fuels)	8,833	$125,340
Baker Hughes Co.—Class A (Energy Equipment & Services)	16,051	334,663
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	9,328	151,860
Cheniere Energy, Inc.* (Oil, Gas & Consumable Fuels)	5,373	322,541
Chevron Corp. (Oil, Gas & Consumable Fuels)	45,043	3,803,881
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	2,386	89,499
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	4,595	268,118
ConocoPhillips (Oil, Gas & Consumable Fuels)	24,994	999,510
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)	1,453	23,684
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	8,951	141,515
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	3,697	178,935
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	13,653	680,875
EQT Corp.* (Oil, Gas & Consumable Fuels)	6,448	81,954
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)	9,513	76,485
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	98,944	4,078,472
First Solar, Inc.* (Semiconductors & Semiconductor Equipment)	1,986	196,455
Halliburton Co. (Energy Equipment & Services)	20,687	390,984
Hess Corp. (Oil, Gas & Consumable Fuels)	6,396	337,645
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	3,489	90,191
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	45,562	622,833
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	18,471	123,202
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	15,227	629,789
National Oilwell Varco, Inc. (Energy Equipment & Services)	9,084	124,723
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	19,613	339,501
OGE Energy Corp. (Electric Utilities)	4,683	149,200
ONEOK, Inc. (Oil, Gas & Consumable Fuels)	10,401	399,190

Ovintiv, Inc. (Oil, Gas & Consumable Fuels)	6,080	87,309
Parsley Energy, Inc.—Class A (Oil, Gas & Consumable Fuels)	7,150	101,530
Phillips 66 (Oil, Gas & Consumable Fuels)	10,221	714,857
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	3,849	438,363
Schlumberger, Ltd. (Energy Equipment & Services)	32,577	711,156
Targa Resources Corp. (Oil, Gas & Consumable Fuels)	5,359	141,370
TechnipFMC PLC (Energy Equipment & Services)	9,884	92,910
The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	28,389	569,199
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	9,544	539,904
WPX Energy, Inc.* (Oil, Gas & Consumable Fuels)	9,452	77,034
TOTAL COMMON STOCKS (Cost $10,690,427)		18,234,677

Repurchase Agreements(a) (1.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $258,001	$258,000	$258,000
TOTAL REPURCHASE AGREEMENTS (Cost $258,000)		258,000
TOTAL INVESTMENT SECURITIES (Cost $10,948,427)—99.8%		18,492,677
Net other assets (liabilities)—0.2%		42,721
NET ASSETS—100.0%		$18,535,398

*	Non-income producing security.
(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Oil & Gas Index	Goldman Sachs International	1/25/21	0.60%	$303,982	$(3,138)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

174 :: ProFund VP Oil & Gas :: Financial Statements

ProFund VP Oil & Gas invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Electric Utilities	$149,200	0.8%
Energy Equipment & Services	1,654,436	8.9%
Oil, Gas & Consumable Fuels	16,234,586	87.6%
Semiconductors & Semiconductor Equipment	196,455	1.1%
Other**	300,721	1.6%
Total	$18,535,398	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Oil & Gas :: 175

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$10,948,427
Securities, at value	18,234,677
Repurchase agreements, at value	258,000
Total Investment Securities, at value	18,492,677
Cash	1,577
Segregated cash balances for swap agreements with custodian	60,000
Dividends and interest receivable	6,644
Receivable for capital shares issued	29,983
Prepaid expenses	107
TOTAL ASSETS	18,590,988

LIABILITIES:
Payable for capital shares redeemed	3,484
Unrealized depreciation on swap agreements	3,138
Advisory fees payable	11,721
Management services fees payable	1,563
Administration fees payable	1,292
Administrative services fees payable	8,321
Distribution fees payable	8,043
Transfer agency fees payable	1,084
Fund accounting fees payable	746
Compliance services fees payable	89
Other accrued expenses	16,109
TOTAL LIABILITIES	55,590
NET ASSETS	$18,535,398
NET ASSETS CONSIST OF:
Capital	$17,283,317
Total distributable earnings (loss)	1,252,081
NET ASSETS	$18,535,398
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	986,847
Net Asset Value (offering and redemption price per share)	$18.78

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$828,776
Interest	1,023
Foreign tax withholding	(36)
Income from securities lending	234
TOTAL INVESTMENT INCOME	829,997

EXPENSES:
Advisory fees	133,124
Management services fees	17,750
Administration fees	16,666
Transfer agency fees	12,966
Administrative services fees	46,945
Distribution fees	44,375
Custody fees	2,139
Fund accounting fees	9,135
Trustee fees	400
Compliance services fees	192
Other fees	27,825
Total Gross Expenses before reductions	311,517
Expenses reduced and reimbursed by the Advisor	(13,320)
TOTAL NET EXPENSES	298,197
NET INVESTMENT INCOME (LOSS)	531,800

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(2,013,445)
Net realized gains (losses) on swap agreements	(160,711)
Change in net unrealized appreciation/depreciation on investment securities	(6,096,527)
Change in net unrealized appreciation/depreciation on swap agreements	(1,589)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(8,272,272)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,740,472)

See accompanying notes to financial statements.

176 :: ProFund VP Oil & Gas :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$531,800	$379,134
Net realized gains (losses) on investments	(2,174,156)	1,291,991
Change in net unrealized appreciation/depreciation on investments	(6,098,116)	606,163
Change in net assets resulting from operations	(7,740,472)	2,277,288

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(607,652)	(1,174,970)
Change in net assets resulting from distributions	(607,652)	(1,174,970)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	29,132,344	17,342,848
Distributions reinvested	607,652	1,174,970
Value of shares redeemed	(29,298,442)	(18,961,207)
Change in net assets resulting from capital transactions	441,554	(443,389)
Change in net assets	(7,906,570)	658,929

NET ASSETS:
Beginning of period	26,441,968	25,783,039
End of period	$18,535,398	$26,441,968

SHARE TRANSACTIONS:
Issued	1,586,151	571,758
Reinvested	35,681	42,418
Redeemed	(1,520,551)	(617,849)
Change in shares	101,281	(3,673)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Oil & Gas :: 177

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019		Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$29.86	$28.99		$36.93		$38.63	$31.52

Investment Activities:
Net investment income (loss)(a)	0.57	0.45		0.36		0.53	0.37
Net realized and unrealized gains (losses) on investments	(10.93)	1.90		(7.68)		(1.78)	7.22
Total income (loss) from investment activities	(10.36)	2.35		(7.32)		(1.25)	7.59

Distributions to Shareholders From:
Net investment income	(0.50)	(0.44)		(0.62)		(0.45)	(0.48)
Net realized gains on investments	(0.22)	(1.04)		—		—	—
Total distributions	(0.72)	(1.48)		(0.62)		(0.45)	(0.48)

Net Asset Value, End of Period	$18.78	$29.86		$28.99		$36.93	$38.63

Total Return	(34.46)%	8.52%		(20.22	)%(b)	(3.17)%	24.18%

Ratios to Average Net Assets:
Gross expenses	1.76%	1.72%		1.72%		1.69%	1.70%
Net expenses	1.68%	1.72	%(c)	1.65	%(b)	1.68%	1.68%
Net investment income (loss)	3.00%	1.46%		0.99	%(b)	1.52%	1.07%

Supplemental Data:
Net assets, end of period (000’s)	$18,535	$26,442		$25,783		$41,863	$55,134
Portfolio turnover rate(d)	130%	38%		76%		35%	50%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.68% and 0.96%, respectively, and the total return would have been (20.26)%.

(c)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

178 :: ProFund VP Pharmaceuticals :: Management Discussion of Fund Performance

ProFund VP Pharmaceuticals (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Select PharmaceuticalsSM Index (the “Index”). For the year ended December 31, 2020, the Fund had a total return of 12.51%. For the same period, the Index had a total return of 14.32%1 and a volatility of 29.67%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the pharmaceuticals sector of the U.S. equity market. Component companies include, among others, the makers of prescription and over-the-counter drugs. The Index includes vaccine producers, but excludes vitamin producers.

During the year ended December 31, 2020, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Pharmaceuticals from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Pharmaceuticals	12.51%	5.04%	10.55%
Dow Jones U.S. Select PharmaceuticalsSM Index	14.32%	3.76%	12.82%
S&P 500®	18.40%	15.22%	13.88%

Expense Ratios**

Fund	Gross	Net
ProFund VP Pharmaceuticals	1.74%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	98%
Swap Agreements	3%
Total Exposure	101%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Johnson & Johnson	22.2%
Pfizer, Inc.	16.8%
Catalent, Inc.	4.9%
Viatris, Inc.	4.6%
Eli Lilly & Co.	4.6%

Dow Jones U.S. Select PharmaceuticalsSM Index – Composition

% of Index
Pharmaceuticals	95%
Biotechnology	5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Pharmaceuticals :: 179

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (97.5%)

	Shares	Value
Aerie Pharmaceuticals, Inc.* (Pharmaceuticals)	2,694	$36,396
Amicus Therapeutics, Inc.* (Biotechnology)	15,014	346,672
Amneal Pharmaceuticals, Inc.* (Pharmaceuticals)	6,541	29,892
Amphastar Pharmaceuticals, Inc.* (Pharmaceuticals)	2,105	42,332
Arvinas, Inc.* (Pharmaceuticals)	1,781	151,260
Axsome Therapeutics, Inc.* (Pharmaceuticals)	1,526	124,323
Bristol-Myers Squibb Co. (Pharmaceuticals)	11,514	714,213
Cara Therapeutics, Inc.* (Biotechnology)	2,466	37,311
Catalent, Inc.* (Pharmaceuticals)	7,599	790,828
Catalyst Pharmaceuticals, Inc.* (Biotechnology)	5,547	18,527
ChemoCentryx, Inc.* (Biotechnology)	2,867	177,525
Collegium Pharmaceutical, Inc.* (Pharmaceuticals)	1,990	39,860
Corcept Therapeutics, Inc.* (Pharmaceuticals)	6,016	157,379
Elanco Animal Health, Inc.* (Pharmaceuticals)	24,279	744,637
Eli Lilly & Co. (Pharmaceuticals)	4,439	749,481
Endo International PLC* (Pharmaceuticals)	13,252	95,149
Horizon Therapeutics PLC* (Pharmaceuticals)	10,006	731,939
Innoviva, Inc.* (Pharmaceuticals)	3,617	44,815
Intra-Cellular Therapies, Inc.* (Pharmaceuticals)	4,059	129,076
Ironwood Pharmaceuticals, Inc.* (Biotechnology)	9,213	104,936
Jazz Pharmaceuticals PLC* (Pharmaceuticals)	3,206	529,150
Johnson & Johnson (Pharmaceuticals)	22,907	3,605,105
Madrigal Pharmaceuticals, Inc.* (Biotechnology)	534	59,365
Merck & Co., Inc. (Pharmaceuticals)	8,403	687,365
Omeros Corp.*(a) (Pharmaceuticals)	3,548	50,683
Pacira BioSciences, Inc.* (Pharmaceuticals)	2,500	149,600
Perrigo Co. PLC (Pharmaceuticals)	7,854	351,231
Pfizer, Inc. (Pharmaceuticals)	74,087	2,727,143
Phathom Pharmaceuticals, Inc.* (Pharmaceuticals)	700	23,254
Phibro Animal Health Corp.—Class A (Pharmaceuticals)	1,167	22,663
Prestige Consumer Healthcare, Inc.* (Pharmaceuticals)	2,883	100,530
Provention Bio, Inc.* (Pharmaceuticals)	2,763	46,805
Reata Pharmaceuticals, Inc.* (Pharmaceuticals)	1,520	187,902
Relmada Therapeutics, Inc.* (Pharmaceuticals)	785	25,175
Revance Therapeutics, Inc.* (Pharmaceuticals)	3,561	100,919
Royalty Pharma PLC—Class A (Pharmaceuticals)	4,914	245,946
Spectrum Pharmaceuticals, Inc.* (Biotechnology)	8,397	28,634

TherapeuticsMD, Inc.*(a) (Pharmaceuticals)	15,525	18,785
Theravance Biopharma, Inc.* (Pharmaceuticals)	2,872	51,035
Vanda Pharmaceuticals, Inc.* (Biotechnology)	3,147	41,352
Viatris, Inc.* (Pharmaceuticals)	40,037	750,293
Zoetis, Inc. (Pharmaceuticals)	4,420	731,510
Zogenix, Inc.* (Pharmaceuticals)	3,204	64,048
TOTAL COMMON STOCKS (Cost $10,316,858)		15,865,044

Repurchase Agreements(b) (1.2%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $195,000	$195,000	$195,000
TOTAL REPURCHASE AGREEMENTS (Cost $195,000)		195,000

Collateral for Securities Loaned (0.4%)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.07%(c)	61,176	$61,176
Fidelity Investments Money Market Government Portfolio—Class I, 0.08%(c)	257	257
Invesco Government & Agency Portfolio— Institutional Shares, 0.11%(c)	1,116	1,116
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $62,549)		62,549
TOTAL INVESTMENT SECURITIES (Cost $10,574,407)—99.1%		16,122,593
Net other assets (liabilities)—0.9%		148,608
NET ASSETS—100.0%		$16,271,201

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $59,841.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2020.

See accompanying notes to financial statements.

180  :: ProFund VP Pharmaceuticals :: Financial Statements

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Select Pharmaceuticals Index	Goldman Sachs International	1/25/21	0.60%	$496,015	$8,542

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Pharmaceuticals invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Biotechnology	$814,322	5.0%
Pharmaceuticals	15,050,722	92.5%
Other**	406,157	2.5%
Total	$16,271,201	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Pharmaceuticals :: 181

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Total Investment Securities, at cost	$10,574,407
Securities, at value(a)	15,927,593
Repurchase agreements, at value	195,000
Total Investment Securities, at value	16,122,593
Cash	366
Segregated cash balances for swap agreements with custodian	220,000
Dividends and interest receivable	26,796
Unrealized appreciation on swap agreements	8,542
Receivable for capital shares issued	961
Prepaid expenses	77
TOTAL ASSETS	16,379,335

LIABILITIES:
Payable for capital shares redeemed	6,761
Payable for collateral for securities loaned	62,549
Advisory fees payable	9,831
Management services fees payable	1,311
Administration fees payable	1,041
Administrative services fees payable	8,250
Distribution fees payable	8,296
Transfer agency fees payable	874
Fund accounting fees payable	606
Compliance services fees payable	80
Other accrued expenses	8,535
TOTAL LIABILITIES	108,134
NET ASSETS	$16,271,201
NET ASSETS CONSIST OF:
Capital	$12,162,362
Total distributable earnings (loss)	4,108,839
NET ASSETS	$16,271,201
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	422,137
Net Asset Value (offering and redemption price per share)	$38.54
(a) Includes securities on loan valued at:	$59,841

Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$224,792
Interest	1,001
Income from securities lending	1,335
TOTAL INVESTMENT INCOME	227,128

EXPENSES:
Advisory fees	101,069
Management services fees	13,476
Administration fees	12,285
Transfer agency fees	9,902
Administrative services fees	35,018
Distribution fees	33,690
Custody fees	1,753
Fund accounting fees	6,974
Trustee fees	279
Compliance services fees	159
Other fees	18,013
Total Gross Expenses before reductions	232,618
Expenses reduced and reimbursed by the Advisor	(6,224)
TOTAL NET EXPENSES	226,394
NET INVESTMENT INCOME (LOSS)	734

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	441,634
Net realized gains (losses) on swap agreements	18,559
Change in net unrealized appreciation/depreciation on investment securities	1,329,558
Change in net unrealized appreciation/depreciation on swap agreements	12,575
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	1,802,326
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,803,060

See accompanying notes to financial statements.

182  :: ProFund VP Pharmaceuticals :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$734	$15,201
Net realized gains (losses) on investments	460,193	(125,627)
Change in net unrealized appreciation/depreciation on investments	1,342,133	1,786,144
Change in net assets resulting from operations	1,803,060	1,675,718

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(15,201)	(1,644,528)
Change in net assets resulting from distributions	(15,201)	(1,644,528)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	12,366,348	12,135,082
Distributions reinvested	15,201	1,644,528
Value of shares redeemed	(11,502,033)	(14,039,833)
Change in net assets resulting from capital transactions	879,516	(260,223)
Change in net assets	2,667,375	(229,033)

NET ASSETS:
Beginning of period	13,603,826	13,832,859
End of period	$16,271,201	$13,603,826

SHARE TRANSACTIONS:
Issued	367,558	356,716
Reinvested	423	54,275
Redeemed	(342,539)	(411,187)
Change in shares	25,442	(196)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Pharmaceuticals :: 183

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$34.29	$34.85	$38.53	$35.42	$39.47

Investment Activities:
Net investment income (loss)(a)	— (b)	0.04	0.25	0.33	0.29
Net realized and unrealized gains (losses) on investments	4.29	4.22	(2.58)	3.34	(1.63)
Total income (loss) from investment activities	4.29	4.26	(2.33)	3.67	(1.34)

Distributions to Shareholders From:
Net investment income	(0.04)	(0.31)	(0.42)	(0.39)	(0.38)
Net realized gains on investments	—	(4.51)	(0.93)	(0.17)	(2.33)
Total distributions	(0.04)	(4.82)	(1.35)	(0.56)	(2.71)

Net Asset Value, End of Period	$38.54	$34.29	$34.85	$38.53	$35.42

Total Return	12.51%	14.04%	(6.20)%	10.36%	(3.73)%

Ratios to Average Net Assets:
Gross expenses	1.73%	1.74%	1.76%	1.70%	1.71%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.01%	0.12%	0.65%	0.88%	0.76%

Supplemental Data:

Net assets, end of period (000’s)	$16,271	$13,604	$13,833	$17,278	$19,878
Portfolio turnover rate(c)	91%	126%	261%	219%	247%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

184 :: ProFund VP Precious Metals :: Management Discussion of Fund Performance

ProFund VP Precious Metals (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Precious MetalsSM Index (the “Index”). For the year ended December 31, 2020, the Fund had a total return of 24.10%. For the same period, the Index had a return of 27.50%1 and a volatility of 49.88%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the precious metals mining sector. Component companies include, among others, leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours.

During the year ended December 31, 2020, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Precious Metals from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Precious Metals	24.10%	20.79%	-5.58%
Dow Jones Precious MetalsSM Index	27.50%	23.96%	-3.24%
S&P 500®	18.40%	15.22%	13.88%

Expense Ratios**

Fund	Gross	Net
ProFund VP Precious Metals	1.72%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Precious Metals primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Dow Jones Precious MetalsSM Index – Composition

% of Index
Gold	93%
Silver	6%
Precious Metals & Minerals	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Precious Metals :: 185

Schedule of Portfolio Investments :: December 31, 2020

Repurchase Agreements(a)(b) (94.0%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $36,076,076	$36,076,000	$36,076,000
TOTAL REPURCHASE AGREEMENTS (Cost $36,076,000)		36,076,000
TOTAL INVESTMENT SECURITIES (Cost $36,076,000)—94.0%		36,076,000
Net other assets (liabilities)—6.0%		2,294,631
NET ASSETS—100.0%		$38,370,631

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2020, the aggregate amount held in a segregated account was $4,594,000.

(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones Precious Metals Index	Goldman Sachs International	1/25/21	0.60%	$23,140,143	$9,544
Dow Jones Precious Metals Index	UBS AG	1/25/21	0.85%	15,171,765	(1,096)
				$38,311,908	$8,448

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

186  :: ProFund VP Precious Metals :: Financial Statements

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Total Investment Securities, at cost	$36,076,000
Repurchase agreements, at value	36,076,000
Total Investment Securities, at value	36,076,000
Cash	453
Interest receivable	19
Unrealized appreciation on swap agreements	9,544
Receivable for capital shares issued	2,571,137
Prepaid expenses	235
TOTAL ASSETS	38,657,388

LIABILITIES:
Payable for capital shares redeemed	195,944
Unrealized depreciation on swap agreements	1,096
Advisory fees payable	22,965
Management services fees payable	3,062
Administration fees payable	2,224
Administrative services fees payable	17,862
Distribution fees payable	17,609
Transfer agency fees payable	2,035
Fund accounting fees payable	1,379
Compliance services fees payable	214
Other accrued expenses	22,367
TOTAL LIABILITIES	286,757
NET ASSETS	$38,370,631
NET ASSETS CONSIST OF:
Capital	$97,286,564
Total distributable earnings (loss)	(58,915,933)
NET ASSETS	$38,370,631
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,242,059
Net Asset Value (offering and redemption price per share)	$30.89

Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME:
Interest	$94,322

EXPENSES:
Advisory fees	278,381
Management services fees	37,117
Administration fees	31,129
Transfer agency fees	27,431
Administrative services fees	102,484
Distribution fees	92,794
Custody fees	5,842
Fund accounting fees	18,878
Trustee fees	758
Compliance services fees	421
Other fees	49,566
Total Gross Expenses before reductions	644,801
Expenses reduced and reimbursed by the Advisor	(21,228)
TOTAL NET EXPENSES	623,573
NET INVESTMENT INCOME (LOSS)	(529,251)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	3,558,430
Change in net unrealized appreciation/depreciation on swap agreements	(1,457,345)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	2,101,085
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,571,834

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Precious Metals :: 187

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(529,251)	$89,778
Net realized gains (losses) on investments	3,558,430	7,245,134
Change in net unrealized appreciation/depreciation on investments	(1,457,345)	1,498,482
Change in net assets resulting from operations	1,571,834	8,833,394

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(89,778)	(8,874)
Change in net assets resulting from distributions	(89,778)	(8,874)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	104,066,719	57,439,083
Distributions reinvested	89,778	8,874
Value of shares redeemed	(99,662,435)	(52,878,475)
Change in net assets resulting from capital transactions	4,494,062	4,569,482
Change in net assets	5,976,118	13,394,002

NET ASSETS:
Beginning of period	32,394,513	19,000,511
End of period	$38,370,631	$32,394,513

SHARE TRANSACTIONS:
Issued	3,624,215	2,810,479
Reinvested	2,482	382
Redeemed	(3,683,477)	(2,623,427)
Change in shares	(56,780)	187,434

See accompanying notes to financial statements.

188  :: ProFund VP Precious Metals :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$24.94	$17.10	$19.75	$18.76	$12.04

Investment Activities:
Net investment income (loss)(a)	(0.42)	0.07	0.01	(0.18)	(0.30)
Net realized and unrealized gains (losses) on investments	6.44	7.78	(2.66)	1.17	7.02
Total income (loss) from investment activities	6.02	7.85	(2.65)	0.99	6.72

Distributions to Shareholders From:
Net investment income	(0.07)	(0.01)	—	—	—

Net Asset Value, End of Period	$30.89	$24.94	$17.10	$19.75	$18.76

Total Return	24.10%	45.98%	(13.47)%	5.28%	55.81%

Ratios to Average Net Assets:
Gross expenses	1.74%	1.72%	1.75%	1.70%	1.70%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(1.43)%	0.37%	0.04%	(0.88)%	(1.41)%

Supplemental Data:
Net assets, end of period (000’s)	$38,371	$32,395	$19,001	$24,286	$28,560
Portfolio turnover rate(b)	—	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Real Estate :: 189

ProFund VP Real Estate (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Real EstateSM Index (the “Index”). For the year ended December 31, 2020, the Fund had a total return of -6.29%. For the same period, the Index had a total return of -5.29%1 and a volatility of 42.51%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the real estate sector of the U.S. equity market. Component companies include real estate holding and development and real estate service companies; and real estate investment trusts (“REITs”) that invest in industrial, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate and real estate related loans or interests.

During the year ended December 31, 2020, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Real Estate from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Real Estate	-6.29%	5.05%	7.02%
Dow Jones U.S. Real EstateSM Index	-5.29%	6.72%	8.73%
S&P 500®	18.40%	15.22%	13.88%

Expense Ratios**

Fund	Gross	Net
ProFund VP Real Estate	1.71%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	98%
Swap Agreements	1%
Total Exposure	99%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
American Tower Corp.	8.6%
Prologis, Inc.	6.3%
Crown Castle International Corp.	5.9%
Equinix, Inc.	5.5%
Digital Realty Trust Inc.	3.4%

Dow Jones U.S. Real EstateSM Index – Composition

% of Index
Equity Real Estate Investment Trusts (REITs)	91%
Professional Services	3%
Mortgage Real Estate Investment Trusts (REITs)	3%
Real Estate Management & Development	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

190  :: ProFund VP Real Estate :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (97.6%)

	Shares	Value
AGNC Investment Corp. (Mortgage Real Estate Investment Trusts)	4,563	$71,183
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	1,036	184,636
American Campus Communities, Inc. (Equity Real Estate Investment Trusts)	1,152	49,271
American Homes 4 Rent—Class A (Equity Real Estate Investment Trusts)	2,245	67,350
American Tower Corp. (Equity Real Estate Investment Trusts)	3,717	834,319
Americold Realty Trust (Equity Real Estate Investment Trusts)	1,715	64,021
Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts)	11,699	98,857
Apartment Income REIT Corp.* (Equity Real Estate Investment Trusts)	1,246	47,852
Apartment Investment and Management Co. (Equity Real Estate Investment Trusts)	1,245	6,574
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	1,168	187,382
Blackstone Mortgage Trust, Inc.—Class A (Mortgage Real Estate Investment Trusts)	1,223	33,669
Boston Properties, Inc. (Equity Real Estate Investment Trusts)	1,184	111,924
Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts)	2,481	41,061
Camden Property Trust (Equity Real Estate Investment Trusts)	814	81,335
CBRE Group, Inc.*—Class A (Real Estate Management & Development)	2,807	176,054
CoreSite Realty Corp. (Equity Real Estate Investment Trusts)	358	44,850
Corporate Office Properties Trust (Equity Real Estate Investment Trusts)	939	24,489
CoStar Group, Inc.* (Professional Services)	330	305,012
Cousins Properties, Inc. (Equity Real Estate Investment Trusts)	1,242	41,607
Crown Castle International Corp. (Equity Real Estate Investment Trusts)	3,609	574,517
CubeSmart (Equity Real Estate Investment Trusts)	1,634	54,919
CyrusOne, Inc. (Equity Real Estate Investment Trusts)	1,007	73,662
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	2,344	327,011
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts)	1,379	40,239
Duke Realty Corp. (Equity Real Estate Investment Trusts)	3,112	124,387
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts)	331	45,698
Equinix, Inc. (Equity Real Estate Investment Trusts)	745	532,064
Equity Commonwealth (Equity Real Estate Investment Trusts)	1,018	27,764
Equity LifeStyle Properties, Inc. (Equity Real Estate Investment Trusts)	1,418	89,844
Equity Residential (Equity Real Estate Investment Trusts)	2,865	169,837
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	545	129,394

Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	1,081	125,245
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	576	49,029
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,079	45,458
Gaming & Leisure Properties, Inc. (Equity Real Estate Investment Trusts)	1,826	77,433
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	1,138	33,685
Healthcare Trust of America, Inc.—Class A (Equity Real Estate Investment Trusts)	1,829	50,371
Healthpeak Properties, Inc. (Equity Real Estate Investment Trusts)	4,504	136,156
Highwoods Properties, Inc. (Equity Real Estate Investment Trusts)	869	34,438
Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	5,902	86,346
Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts)	1,274	30,601
Invitation Homes, Inc. (Equity Real Estate Investment Trusts)	4,690	139,293
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	2,411	71,076
JBG Smith Properties (Equity Real Estate Investment Trusts)	931	29,112
Jones Lang LaSalle, Inc.* (Real Estate Management & Development)	429	63,651
Kilroy Realty Corp. (Equity Real Estate Investment Trusts)	877	50,340
Kimco Realty Corp. (Equity Real Estate Investment Trusts)	3,619	54,321
Lamar Advertising Co.—Class A (Equity Real Estate Investment Trusts)	723	60,168
Lexington Realty Trust (Equity Real Estate Investment Trusts)	2,317	24,607
Life Storage, Inc. (Equity Real Estate Investment Trusts)	407	48,592
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts)	4,487	97,772
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	957	121,242
National Health Investors, Inc. (Equity Real Estate Investment Trusts)	374	25,870
National Retail Properties, Inc. (Equity Real Estate Investment Trusts)	1,453	59,457
New Residential Investment Corp. (Mortgage Real Estate Investment Trusts)	3,480	34,591
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts)	1,900	69,008
Physicians Realty Trust (Equity Real Estate Investment Trusts)	1,741	30,990
PotlatchDeltic Corp. (Equity Real Estate Investment Trusts)	560	28,011
Prologis, Inc. (Equity Real Estate Investment Trusts)	6,185	616,397
PS Business Parks, Inc. (Equity Real Estate Investment Trusts)	169	22,455
Public Storage (Equity Real Estate Investment Trusts)	1,272	293,743

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Real Estate :: 191

Common Stocks, continued

	Shares	Value
Rayonier, Inc. (Equity Real Estate Investment Trusts)	1,142	$33,552
Realty Income Corp. (Equity Real Estate Investment Trusts)	2,937	182,593
Regency Centers Corp. (Equity Real Estate Investment Trusts)	1,320	60,179
Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts)	1,092	53,628
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts)	1,731	30,067
SBA Communications Corp. (Equity Real Estate Investment Trusts)	930	262,381
Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	2,741	233,752
SL Green Realty Corp. (Equity Real Estate Investment Trusts)	607	36,165
Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts)	956	38,403
Starwood Property Trust, Inc. (Mortgage Real Estate Investment Trusts)	2,383	45,992
STORE Capital Corp. (Equity Real Estate Investment Trusts)	1,976	67,144
Sun Communities, Inc. (Equity Real Estate Investment Trusts)	900	136,755
The Howard Hughes Corp.* (Real Estate Management & Development)	377	29,757
UDR, Inc. (Equity Real Estate Investment Trusts)	2,465	94,730
Ventas, Inc. (Equity Real Estate Investment Trusts)	3,135	153,740
VEREIT, Inc. (Equity Real Estate Investment Trusts)	1,829	69,110
VICI Properties, Inc. (Equity Real Estate Investment Trusts)	4,489	114,470
Vornado Realty Trust (Equity Real Estate Investment Trusts)	1,312	48,990

Welltower, Inc. (Equity Real Estate Investment Trusts)	3,490	225,524
Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	6,245	209,395
WP Carey, Inc. (Equity Real Estate Investment Trusts)	1,467	103,541
TOTAL COMMON STOCKS (Cost $4,077,767)		9,500,108

Repurchase Agreements(a) (0.6%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $57,000	$57,000	$57,000
TOTAL REPURCHASE AGREEMENTS (Cost $57,000)		57,000
TOTAL INVESTMENT SECURITIES (Cost $4,134,767)—98.2%		9,557,108
Net other assets (liabilities)—1.8%		171,939
NET ASSETS—100.0%		$9,729,047

*	Non-income producing security.

(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements — Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Real Estate Index	Goldman Sachs International	1/25/21	0.60%	$222,889	$1,510

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Real Estate invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Equity Real Estate Investment Trusts	$8,641,342	88.8%
Mortgage Real Estate Investment Trusts	284,292	2.9%
Professional Services	305,012	3.1%
Real Estate Management & Development	269,462	2.8%
Other**	228,939	2.4%
Total	$9,729,047	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

192  :: ProFund VP Real Estate :: Financial Statements

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Total Investment Securities, at cost	$4,134,767
Securities, at value	9,500,108
Repurchase agreements, at value	57,000
Total Investment Securities, at value	9,557,108
Cash	524
Dividends and interest receivable	40,876
Unrealized appreciation on swap agreements	1,510
Receivable for capital shares issued	149,005
Prepaid expenses	79
TOTAL ASSETS	9,749,102

LIABILITIES:
Advisory fees payable	5,402
Management services fees payable	720
Administration fees payable	596
Administrative services fees payable	3,494
Distribution fees payable	3,245
Transfer agency fees payable	500
Fund accounting fees payable	365
Compliance services fees payable	48
Other accrued expenses	5,685
TOTAL LIABILITIES	20,055
NET ASSETS	$9,729,047
NET ASSETS CONSIST OF:
Capital	$5,728,743
Total distributable earnings (loss)	4,000,304
NET ASSETS	$9,729,047
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	167,319
Net Asset Value (offering and redemption price per share)	$58.15

Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$242,438
Interest	790
Income from securities lending	165
TOTAL INVESTMENT INCOME	243,393

EXPENSES:
Advisory fees	76,124
Management services fees	10,150
Administration fees	9,424
Transfer agency fees	7,373
Administrative services fees	30,287
Distribution fees	25,375
Custody fees	1,635
Fund accounting fees	5,462
Trustee fees	221
Compliance services fees	83
Other fees	12,866
Total Gross Expenses before reductions	179,000
Expenses reduced and reimbursed by the Advisor	(8,483)
TOTAL NET EXPENSES	170,517
NET INVESTMENT INCOME (LOSS)	72,876

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	260,150
Net realized gains (losses) on swap agreements	(84,291)
Change in net unrealized appreciation/depreciation on investment securities	(2,297,135)
Change in net unrealized appreciation/depreciation on swap agreements	(2,250)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(2,123,526)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,050,650)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Real Estate :: 193

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$72,876	$202,861
Net realized gains (losses) on investments	175,859	111,962
Change in net unrealized appreciation/depreciation on investments	(2,299,385)	3,149,435
Change in net assets resulting from operations	(2,050,650)	3,464,258

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(404,416)	(1,051,102)
Return of capital	(28,104)	—
Change in net assets resulting from distributions	(432,520)	(1,051,102)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	19,545,765	33,259,408
Distributions reinvested	432,520	1,051,102
Value of shares redeemed	(23,711,191)	(31,162,524)
Change in net assets resulting from capital transactions	(3,732,906)	3,147,986
Change in net assets	(6,216,076)	5,561,142

NET ASSETS:
Beginning of period	15,945,123	10,383,981
End of period	$9,729,047	$15,945,123

SHARE TRANSACTIONS:
Issued	338,735	525,980
Reinvested	7,778	16,699
Redeemed	(424,323)	(488,036)
Change in shares	(77,810)	54,643

See accompanying notes to financial statements.

194  :: ProFund VP Real Estate :: Financial Highlights

ProFunds Financial Highlights
FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020		Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$65.05		$54.51	$66.65	$65.02	$62.61

Investment Activities:
Net investment income (loss)(a)	0.42		0.75	1.09	1.02	0.84
Net realized and unrealized gains (losses) on investments	(4.66)		13.65	(4.66)	4.13	2.76
Total income (loss) from investment activities	(4.24)		14.40	(3.57)	5.15	3.60

Distributions to Shareholders From:
Net investment income	(0.78)		(1.06)	(1.36)	(0.66)	(1.19)
Net realized gains on investments	(1.71)		(2.80)	(7.21)	(2.86)	—
Return of capital	(0.17)		—	—	—	—
Total distributions	(2.66)		(3.86)	(8.57)	(3.52)	(1.19)

Net Asset Value, End of Period	$58.15		$65.05	$54.51	$66.65	$65.02

Total Return	(6.29	)%(b)	26.76%	(5.70)%	8.05%	5.72%

Ratios to Average Net Assets:
Gross expenses	1.76%		1.71%	1.69%	1.68%	1.68%
Net expenses	1.68%		1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.72%		1.18%	1.82%	1.52%	1.29%

Supplemental Data:
Net assets, end of period (000’s)	$9,729		$15,945	$10,384	$11,419	$13,217
Portfolio turnover rate(c)	150%		126%	82%	135%	146%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	During the year ended December 31, 2020, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.36%.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Rising Rates Opportunity :: 195

ProFund VP Rising Rates Opportunity (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse (-1.25x) of the movement of the most recently issued 30-Year U.S. Treasury Bond (the “Long Bond”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-1.25x) times the return of the Long Bond for the same period. For periods longer than a single day, the Fund will lose money if the Long Bond’s performance is flat, and it is possible that the Fund will lose money even if the level of the Long Bond falls. For the year ended December 31, 2020, the Fund had a total return of -26.70%. For the same period, the Long Bond, as measured by the Ryan Labs Returns Treasury Yield Curve 30 Year Index1, had a total return of 18.99%2 and a volatility of 27.72%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to one and one-quarter times the inverse of the daily price movement of the Long Bond.3

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the inverse of the daily price movement of the Long Bond. The Long Bond is the longest term outstanding 30-year bond issued by the U.S. Treasury. As of December 31, 2020, the most recent Long Bond carried a maturity date of 11/15/50 and a 1.625% coupon.

During the year ended December 31, 2020, the Fund invested in swap agreements and futures contracts as a substitute for shorting bonds in order to gain inverse leveraged exposure to the Long Bond. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Rising Rates Opportunity from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Rising Rates Opportunity	-26.70%	-12.03%	-13.12%
Ryan Labs Returns Treasury Yield Curve 30 Year Index	18.99%	8.32%	8.18%

Expense Ratios**

Fund	Gross	Net
ProFund VP Rising Rates Opportunity	1.70%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(120)%
Total Exposure	(120)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Rising Rates Opportunity primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The Ryan Labs Returns Treasury Yield Curve 30 Year Index is an index that consists of public obligations of the U.S. Treasury consisting of a single security, the latest issued on-the-run 30 Year Treasury bond. This Index reflects both price return and yield. It does not reflect the impact of transaction costs nor the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. It is not possible to invest directly in an index.
[2]	The Long Bond reflects a yield component. It does not reflect the impact of transaction and financing costs, nor the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. The Fund’s performance reflects a yield component, the impact of transaction and financing costs and the deduction of fees and expenses.
[3]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Long Bond and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

196  :: ProFund VP Rising Rates Opportunity :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2020

Repurchase Agreements(a)(b) (97.6%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $4,333,009	$4,333,000	$4,333,000
TOTAL REPURCHASE AGREEMENTS (Cost $4,333,000)		4,333,000
TOTAL INVESTMENT SECURITIES (Cost $4,333,000)—97.6%		4,333,000
Net other assets (liabilities)—2.4%		107,619
NET ASSETS—100.0%		$4,440,619

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2020, the aggregate amount held in a segregated account was $48,000.

(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements – Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
30-Year U.S. Treasury Bond, 1.625% due on 11/15/50	Citibank North America	1/15/21	0.10%	$(3,854,883)	$(14,953)
30-Year U.S. Treasury Bond, 1.625% due on 11/15/50	Societe' Generale	1/15/21	0.13%	(1,494,141)	(4,821)
				$(5,349,024)	$(19,774)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Rising Rates Opportunity :: 197

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$4,333,000
Repurchase agreements, at value	4,333,000
Total Investment Securities, at value	4,333,000
Cash	24
Receivable for capital shares issued	140,308
Prepaid expenses	35
TOTAL ASSETS	4,473,367

LIABILITIES:
Payable for capital shares redeemed	713
Unrealized depreciation on swap agreements	19,774
Advisory fees payable	4,166
Management services fees payable	556
Administration fees payable	287
Administrative services fees payable	1,640
Distribution fees payable	2,269
Transfer agency fees payable	241
Fund accounting fees payable	163
Compliance services	23
Other accrued expenses	2,916
TOTAL LIABILITIES	32,748
NET ASSETS	$4,440,619
NET ASSETS CONSIST OF:
Capital	$32,928,108
Total distributable earnings (loss)	(28,487,489)
NET ASSETS	$4,440,619
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	159,844
Net Asset Value (offering and redemption price per share)	$27.78

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Interest	$16,849

EXPENSES:
Advisory fees	33,542
Management services fees	4,472
Administration fees	4,078
Transfer agency fees	3,225
Administrative services fees	9,452
Distribution fees	11,181
Custody fees	434
Fund accounting fees	2,230
Trustee fees	94
Compliance services fees	47
Other fees	6,772
Recoupment of prior expenses reduced by the Advisor	1,584
Total Gross Expenses before reductions	77,111
Expenses reduced and reimbursed by the Advisor	(2,011)
TOTAL NET EXPENSES	75,100
NET INVESTMENT INCOME (LOSS)	(58,251)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	9,489
Net realized gains (losses) on swap agreements	(1,450,904)
Change in net unrealized appreciation/depreciation on swap agreements	(129,318)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,570,733)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,628,984)

See accompanying notes to financial statements.

198  :: ProFund VP Rising Rates Opportunity :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(58,251)	$37,790
Net realized gains (losses) on investments	(1,441,415)	(2,200,960)
Change in net unrealized appreciation/depreciation on investments	(129,318)	343,086
Change in net assets resulting from operations	(1,628,984)	(1,820,084)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(37,790)	(336,149)
Change in net assets resulting from distributions	(37,790)	(336,149)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	12,193,038	51,956,491
Distributions reinvested	37,790	336,149
Value of shares redeemed	(12,085,309)	(54,115,854)
Change in net assets resulting from capital transactions	145,519	(1,823,214)
Change in net assets	(1,521,255)	(3,979,447)

NET ASSETS:
Beginning of period	5,961,874	9,941,321
End of period	$4,440,619	$5,961,874

SHARE TRANSACTIONS:
Issued	423,425	1,206,219
Reinvested	1,443	8,974
Redeemed	(421,054)	(1,263,895)
Change in shares	3,814	(48,702)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Rising Rates Opportunity :: 199

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016(a)
Net Asset Value, Beginning of Period	$38.21	$48.56	$46.61	$52.91	$55.80

Investment Activities:
Net investment income (loss)(b)	(0.37)	0.21	0.06	(0.46)	(0.68)
Net realized and unrealized gains (losses) on investments	(9.84)	(8.70)	1.89	(5.84)	(2.21)
Total income (loss) from investment activities	(10.21)	(8.49)	1.95	(6.30)	(2.89)

Distributions to Shareholders From:
Net investment income	(0.22)	(0.08)	—	—	—
Net realized gains on investments	—	(1.78)	—	—	—
Total distributions	(0.22)	(1.86)	—	—	—

Net Asset Value, End of Period	$27.78	$38.21	$48.56	$46.61	$52.91

Total Return	(26.70)%	(17.41)%	4.16%	(11.90)%	(5.16)%

Ratios to Average Net Assets:
Gross expenses	1.73%	1.70%	1.64%	1.70%	1.68%
Net expenses	1.68%	1.67%	1.64%	1.68%	1.68%
Net investment income (loss)	(1.30)%	0.50%	0.12%	(0.91)%	(1.41)%

Supplemental Data:
Net assets, end of period (000’s)	$4,441	$5,962	$9,941	$7,626	$18,676
Portfolio turnover rate(c)	—	—	—	—	—

(a)	As described in Note 8, share amounts have been adjusted for 1:10 reverse share split that occurred on December 5, 2016.

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

200 :: ProFund VP Semiconductor :: Management Discussion of Fund Performance

ProFund VP Semiconductor (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. SemiconductorsSM Index (the “Index”). For the year ended December 31, 2020, the Fund had a total return of 44.85%. For the same period, the Index had a return of 47.33%1 and a volatility of 47.51%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the semiconductor sector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and motherboards.

During the year ended December 31, 2020, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Semiconductor from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Semiconductor	44.85%	27.51%	18.40%
Dow Jones U.S. SemiconductorsSM Index	47.33%	29.78%	20.54%
S&P 500®	18.40%	15.22%	13.88%

Expense Ratios**

Fund	Gross	Net
ProFund VP Semiconductor	1.67%	1.67%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	79%
Swap Agreements	21%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
NVIDIA Corp.	13.9%
Intel Corp.	8.8%
Broadcom, Inc.	7.6%
Qualcomm, Inc.	7.4%
Texas Instruments, Inc.	6.5%

Dow Jones U.S. SemiconductorsSM
Index – Composition

% of Index
Semiconductors & Semiconductor Equipment	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Semiconductor :: 201

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (78.9%)

	Shares	Value
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	6,769	$620,785
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	2,080	307,278
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	5,139	443,496
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	2,276	996,546
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	326	26,797
Cree, Inc.* (Semiconductors & Semiconductor Equipment)	622	65,870
Enphase Energy, Inc.* (Electrical Equipment)	711	124,759
Entegris, Inc. (Semiconductors & Semiconductor Equipment)	760	73,036
Inphi Corp.* (Semiconductors & Semiconductor Equipment)	293	47,018
Intel Corp. (Semiconductors & Semiconductor Equipment)	23,061	1,148,898
KLA Corp. (Semiconductors & Semiconductor Equipment)	869	224,993
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	810	382,539
Marvell Technology Group, Ltd. (Semiconductors & Semiconductor Equipment)	3,772	179,321
Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	1,505	133,418
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	1,465	202,331
Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	6,265	471,003
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	311	46,790
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	238	87,163
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	3,483	1,818,822
NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	1,574	250,282
ON Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	2,314	75,737
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	338	27,669
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	642	106,745
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	6,365	969,644
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	366	26,385
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	247	31,453
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	935	142,943
SolarEdge Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	288	91,907
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	934	111,977
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	5,166	847,896
Universal Display Corp. (Semiconductors & Semiconductor Equipment)	241	55,382
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	1,380	195,643
TOTAL COMMON STOCKS (Cost $3,406,188)		10,334,526

Repurchase Agreements(a) (2.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $358,001	$358,000	$358,000
TOTAL REPURCHASE AGREEMENTS (Cost $358,000)		358,000
TOTAL INVESTMENT SECURITIES (Cost $3,764,188)—81.6%		10,692,526
Net other assets (liabilities)—18.4%		2,413,551
NET ASSETS—100.0%		$13,106,077

*	Non-income producing security.

(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to financial statements.

202 :: ProFund VP Semiconductor :: Financial Statements

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Semiconductors Index	Goldman Sachs International	1/25/21	0.60%	$2,693,048	$8,830

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Semiconductor invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Electrical Equipment	$124,759	1.0%
Semiconductors & Semiconductor Equipment	10,209,767	77.9%
Other**	2,771,551	21.1%
Total	$13,106,077	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Semiconductor :: 203

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$3,764,188
Securities, at value	10,334,526
Repurchase agreements, at value	358,000
Total Investment Securities, at value	10,692,526
Cash	12,348
Segregated cash balances for swap agreements with custodian	40,000
Dividends and interest receivable	2,414
Unrealized appreciation on swap agreements	8,830
Receivable for capital shares issued	87,186
Receivable for investments sold	2,302,410
Prepaid expenses	45
TOTAL ASSETS	13,145,759

LIABILITIES:
Payable for investments purchased	11,630
Advisory fees payable	8,312
Management services fees payable	1,108
Administration fees payable	839
Administrative services fees payable	5,010
Distribution fees payable	5,565
Transfer agency fees payable	705
Fund accounting fees payable	487
Compliance services fees payable	61
Other accrued expenses	5,965
TOTAL LIABILITIES	39,682
NET ASSETS	$13,106,077
NET ASSETS CONSIST OF:
Capital	$5,507,953
Total distributable earnings (loss)	7,598,124
NET ASSETS	$13,106,077
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	158,814
Net Asset Value (offering and redemption price per share)	$82.52

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$154,066
Interest	768
Foreign tax withholding	(98)
TOTAL INVESTMENT INCOME	154,736

EXPENSES:
Advisory fees	72,100
Management services fees	9,613
Administration fees	8,713
Transfer agency fees	6,986
Administrative services fees	24,587
Distribution fees	24,033
Custody fees	1,460
Fund accounting fees	4,912
Trustee fees	199
Compliance services fees	121
Other fees	12,304
Total Gross Expenses before reductions	165,028
Expenses reduced and reimbursed by the Advisor	(1,280)
TOTAL NET EXPENSES	163,748
NET INVESTMENT INCOME (LOSS)	(9,012)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,121,975
Net realized gains (losses) on swap agreements	38,749
Change in net unrealized appreciation/depreciation on investment securities	2,158,860
Change in net unrealized appreciation/depreciation on swap agreements	10,136
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,329,720
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,320,708

See accompanying notes to financial statements.

204 :: ProFund VP Semiconductor :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(9,012)	$34,077
Net realized gains (losses) on investments	1,160,724	498,006
Change in net unrealized appreciation/depreciation on investments	2,168,996	2,426,219
Change in net assets resulting from operations	3,320,708	2,958,302

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(696,166)	(646,386)
Change in net assets resulting from distributions	(696,166)	(646,386)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	28,294,483	40,375,196
Distributions reinvested	696,166	646,386
Value of shares redeemed	(28,026,511)	(39,180,112)
Change in net assets resulting from capital transactions	964,138	1,841,470
Change in net assets	3,588,680	4,153,386

NET ASSETS:
Beginning of period	9,517,397	5,364,011
End of period	$13,106,077	$9,517,397

SHARE TRANSACTIONS:
Issued	444,871	753,788
Reinvested	9,454	13,436
Redeemed	(452,544)	(731,107)
Change in shares	1,781	36,117

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Semiconductor :: 205

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020		Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$60.61		$44.36	$52.82	$39.06	$30.62

Investment Activities:
Net investment income (loss)(a)	(0.06)		0.22	0.17	(0.06)	0.18
Net realized and unrealized gains (losses) on investments	26.68		20.66	(4.81)	13.95	8.29
Total income (loss) from investment activities	26.62		20.88	(4.64)	13.89	8.47

Distributions to Shareholders From:
Net investment income	(0.23)		(0.15)	—	(0.13)	(0.03)
Net realized gains on investments	(4.48)		(4.48)	(3.82)	—	—
Total distributions	(4.71)		(4.63)	(3.82)	(0.13)	(0.03)

Net Asset Value, End of Period	$82.52		$60.61	$44.36	$52.82	$39.06

Total Return	44.85%		49.77%	(10.23)%	35.55%	27.71%

Ratios to Average Net Assets:
Gross expenses	1.72%		1.67%	1.65%	1.68%	1.68%
Net expenses	1.70	%(b)	1.66%	1.65%	1.68%	1.68%
Net investment income (loss)	(0.09)%		0.41%	0.31%	(0.12)%	0.51%

Supplemental Data:
Net assets, end of period (000’s)	$13,106		$9,517	$5,364	$11,060	$6,977
Portfolio turnover rate(c)	348%		561%	249%	297%	474%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation in applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

206 :: ProFund VP Short Dow 30 :: Management Discussion of Fund Performance

ProFund VP Short Dow 30 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the Dow Jones Industrial Average® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2020, the Fund had a total return of -20.89%. For the same period, the Index had a total return of 9.72%1 and a volatility of 37.05%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a price-weighted index. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors, and accurately represents the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks. Instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment, and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates that one component be replaced, the entire Index is reviewed.

During the year ended December 31, 2020, the Fund invested in swap agreements as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Dow 30 from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Short Dow 30	-20.89%	-15.69%	-15.13%
Dow Jones Industrial Average®	9.72%	14.65%	12.97%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short Dow 30	1.76%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100)%
Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short Dow 30 primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Dow Jones Industrial Average® – Composition

% of Index
Information Technology	22%
Health Care	18%
Industrials	17%
Financials	14%
Consumer Discretionary	13%
Consumer Staples	8%
Communication Services	5%
Energy	2%
Materials	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Short Dow 30 :: 207

Schedule of Portfolio Investments :: December 31, 2020

Repurchase Agreements(a)(b) (99.8%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $16,000	$16,000	$16,000
TOTAL REPURCHASE AGREEMENTS (Cost $16,000)		16,000
TOTAL INVESTMENT SECURITIES (Cost $16,000)—99.8%		16,000
Net other assets (liabilities)—0.2%		26
NET ASSETS—100.0%		$16,026

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2020, the aggregate amount held in a segregated account was $14,000.

(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements – Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones Industrial Average	Goldman Sachs International	1/27/21	(0.30)%	$(3,167)	$(21)
Dow Jones Industrial Average	UBS AG	1/27/21	(0.30)%	(12,783)	(86)
				$(15,950)	$(107)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

208 :: ProFund VP Short Dow 30 :: Financial Statements

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$16,000
Repurchase agreements, at value	16,000
Total Investment Securities, at value	16,000
Cash	189
Receivable from Advisor under an expense limitation agreement	7
TOTAL ASSETS	16,196

LIABILITIES:
Unrealized depreciation on swap agreements	107
Administration fees payable	1
Administrative services fees payable	7
Distribution fees payable	7
Transfer agency fees payable	1
Fund accounting fees payable	1
Other accrued expenses	46
TOTAL LIABILITIES	170
NET ASSETS	$16,026
NET ASSETS CONSIST OF:
Capital	$133,810
Total distributable earnings (loss)	(117,784)
NET ASSETS	$16,026
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	580
Net Asset Value (offering and redemption price per share)	$27.63

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Interest	$50

EXPENSES:
Advisory fees	696
Management services fees	93
Administration fees	94
Transfer agency fees	70
Administrative services fees	212
Distribution fees	232
Custody fees	22
Fund accounting fees	48
Trustee fees	2
Compliance services fees	2
Other fees	144
Recoupment of prior expenses reduced by the Advisor	10
Total Gross Expenses before reductions	1,625
Expenses reduced and reimbursed by the Advisor	(66)
TOTAL NET EXPENSES	1,559
NET INVESTMENT INCOME (LOSS)	(1,509)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	(62,897)
Change in net unrealized appreciation/depreciation on swap agreements	(152)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(63,049)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(64,558)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short Dow 30 :: 209

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(1,509)	$43
Net realized gains (losses) on investments	(62,897)	(2,984)
Change in net unrealized appreciation/depreciation on investments	(152)	161
Change in net assets resulting from operations	(64,558)	(2,780)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(43)	(5)
Change in net assets resulting from distributions	(43)	(5)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	1,047,279	—
Distributions reinvested	43	5
Value of shares redeemed	(978,223)	(167)
Change in net assets resulting from capital transactions	69,099	(162)
Change in net assets	4,498	(2,947)

NET ASSETS:
Beginning of period	11,528	14,475
End of period	$16,026	$11,528

SHARE TRANSACTIONS:
Issued	30,329	—
Reinvested	1	—	(a)(b)
Redeemed	(30,079)	(5	)(a)
Change in shares	251	(5)

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on November 18, 2019.

(b)	Amount is less than 0.50.

See accompanying notes to financial statements.

210 :: ProFund VP Short Dow 30 :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019(a)	Year Ended Dec. 31, 2018(a)	Year Ended Dec. 31, 2017(a)	Year Ended Dec. 31, 2016(a)
Net Asset Value, Beginning of Period	$35.04	$43.37	$42.35	$54.31	$67.20

Investment Activities:
Net investment income (loss)(b)	(0.56)	0.13	— (c)	(0.44)	(0.88)
Net realized and unrealized gains (losses) on investments	(6.78)	(8.44)	1.02	(11.52)	(10.05)
Total income (loss) from investment activities	(7.34)	(8.31)	1.02	(11.96)	(10.93)

Distributions to Shareholders From:
Net investment income	(0.07)	(0.02)	—	—	—
Net realized gains on investments	—	—	—	—	(1.96)
Total distributions	(0.07)	(0.02)	—	—	(1.96)

Net Asset Value, End of Period	$27.63	$35.04	$43.37	$42.35	$54.31

Total Return	(20.89)%	(19.25)%	2.36%	(22.02)%	(16.45)%

Ratios to Average Net Assets:
Gross expenses	1.75%	1.76%	1.81%	2.87%	1.99%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(1.63)%	0.34%	0.03%	(0.90)%	(1.41)%

Supplemental Data:
Net assets, end of period (000’s)	$16	$12	$14	$14	$29
Portfolio turnover rate(d)	—	—	—	—	—

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on November 18, 2019.

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

(c)	Amount is less than $0.005.

(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Short Emerging Markets :: 211

ProFund VP Short Emerging Markets (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the S&P/BNY Mellon Emerging 50 ADR Index (USD) (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2020, the Fund had a total return of -31.76%. For the same period, the Index had a total return of 28.58%1 and a volatility of 33.69%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a free-float adjusted, market capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on Nasdaq. As of December 31, 2020, the Index consists of companies from the following emerging market countries: Brazil, China, India, Indonesia, Mexico, South Africa, South Korea and Taiwan. The Index is expressed in U.S. dollar terms and as such should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

During the year ended December 31, 2020, the Fund invested in swap agreements as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Emerging Markets from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Short Emerging Markets	-31.76%	-18.17%	-9.19%
S&P/BNY Mellon Emerging 50 ADR Index (USD)	28.58%	16.20%	3.96%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short Emerging Markets	1.67%	1.67%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100)%
Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short Emerging Markets primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

S&P/BNY Mellon Emerging 50 ADR
Index (USD) – Composition

Industry Breakdown	% of Index
Consumer Discretionary	33%
Information Technology	26%
Financials	13%
Communication Services	12%
Materials	7%
Energy	4%
Consumer Staples	2%
Health Care	1%
Industrials	1%
Real Estate	1%
Country Composition
China	47%
Taiwan	23%
India	12%
Brazil	10%
Other	8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

212 :: ProFund VP Short Emerging Markets :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2020

Repurchase Agreements(a)(b) (102.8%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $376,001	$376,000	$376,000
TOTAL REPURCHASE AGREEMENTS (Cost $376,000)		376,000
TOTAL INVESTMENT SECURITIES (Cost $376,000)—102.8%		376,000
Net other assets (liabilities)—(2.8)%		(10,235)
NET ASSETS—100.0%		$365,765

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2020, the aggregate amount held in a segregated account was $280,000.

(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements – Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P/BNY Mellon Emerging 50 ADR Index (USD)	Goldman Sachs International	1/27/21	0.40%	$(133,898)	$(4,467)
S&P/BNY Mellon Emerging 50 ADR Index (USD)	UBS AG	1/27/21	0.40%	(230,560)	(9,175)
				$(364,458)	$(13,642)
(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short Emerging Markets :: 213

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$376,000
Repurchase agreements, at value	376,000
Total Investment Securities, at value	376,000
Cash	374
Receivable for capital shares issued	19,334
Prepaid expenses	46
TOTAL ASSETS	395,754

LIABILITIES:
Payable for capital shares redeemed	14,852
Unrealized depreciation on swap agreements	13,642
Advisory fees payable	192
Management services fees payable	25
Administration fees payable	26
Administrative services fees payable	293
Distribution fees payable	308
Transfer agency fees payable	23
Fund accounting fees payable	16
Compliance services fees payable	3
Other accrued expenses	609
TOTAL LIABILITIES	29,989
NET ASSETS	$365,765
NET ASSETS CONSIST OF:
Capital	$2,989,320
Total distributable earnings (loss)	(2,623,555)
NET ASSETS	$365,765
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	15,766
Net Asset Value (offering and redemption price per share)	$23.20

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Interest	$3,333

EXPENSES:
Advisory fees	9,752
Management services fees	1,300
Administration fees	1,200
Transfer agency fees	1,004
Administrative services fees	3,026
Distribution fees	3,251
Custody fees	184
Fund accounting fees	701
Trustee fees	29
Compliance services fees	9
Other fees	1,948
Total Gross Expenses before reductions	22,404
Expenses reduced and reimbursed by the Advisor	(456)
TOTAL NET EXPENSES	21,948
NET INVESTMENT INCOME (LOSS)	(18,615)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	(573,184)
Change in net unrealized appreciation/depreciation on swap agreements	(20,260)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(593,444)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(612,059)

See accompanying notes to financial statements.

214 :: ProFund VP Short Emerging Markets :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(18,615)	$5,130
Net realized gains (losses) on investments	(573,184)	(375,364)
Change in net unrealized appreciation/depreciation on investments	(20,260)	11,231
Change in net assets resulting from operations	(612,059)	(359,003)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(5,130)	(96,628)
Change in net assets resulting from distributions	(5,130)	(96,628)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	15,139,462	8,803,755
Distributions reinvested	5,130	96,628
Value of shares redeemed	(15,006,836)	(9,587,412)
Change in net assets resulting from capital transactions	137,756	(687,029)
Change in net assets	(479,433)	(1,142,660)

NET ASSETS:
Beginning of period	845,198	1,987,858
End of period	$365,765	$845,198

SHARE TRANSACTIONS:
Issued	434,598	215,578
Reinvested	185	2,325
Redeemed	(443,623)	(234,908)
Change in shares	(8,840)	(17,005)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Short Emerging Markets :: 215

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020		Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017(a)	Year Ended Dec. 31, 2016(a)
Net Asset Value, Beginning of Period	$34.35		$47.77	$42.43		$58.80	$70.21

Investment Activities:
Net investment income (loss)(b)	(0.51)		0.20	0.15		(0.44)	(0.95)
Net realized and unrealized gains (losses) on investments	(10.35)		(9.52)	5.19		(15.93)	(10.46)
Total income (loss) from investment activities	(10.86)		(9.32)	5.34		(16.37)	(11.41)

Distributions to Shareholders From:
Net investment income	(0.29)		(0.23)	—		—	—
Net realized gains on investments	—		(3.87)	—		—	—
Total distributions	(0.29)		(4.10)	—		—	—

Net Asset Value, End of Period	$23.20		$34.35	$47.77		$42.43	$58.80

Total Return	(31.76)%		(20.99)%	12.59	%(c)	(27.84)%	(16.24)%

Ratios to Average Net Assets:
Gross expenses	1.72%		1.67%	1.59%		1.69%	1.68%
Net expenses	1.69	%(d)	1.67%	1.52	%(c)	1.68%	1.68%
Net investment income (loss)	(1.43)%		0.48%	0.34	%(c)	(0.91)%	(1.42)%

Supplemental Data:
Net assets, end of period (000’s)	$366		$845	$1,988		$959	$1,660
Portfolio turnover rate(e)	—		—	—		—	—

(a)	As described in Note 8, share amounts have been adjusted for 1:5 reverse share split that occurred on December 11, 2017.

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

(c)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.59% and 0.27%, respectively, and the total return would have been 12.51%.

(d)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

216 :: ProFund VP Short International :: Management Discussion of Fund Performance

ProFund VP Short International (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index® (the “Index”) for a single day, not for any other period. Since the foreign markets are not open when this Fund values its shares, it determines its success in meeting this daily investment objective by comparing its daily return on a given day with the inverse of the daily performance of related futures contracts traded in the United States. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will likely differ in amount, and possibly even direction from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2020, the Fund had a total return of -16.94%. For the same period, the Index had a total return of 7.82%1 and a volatility of 23.88%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the U.S.-traded MSCI EAFE futures contract.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index includes 85% of free-float adjusted, market capitalization in each industry group in developed market countries equity performance, excluding the U.S. and Canada. As of December 31, 2020, the Index has constituent companies from the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index levels and the price of the related futures contracts are expressed in U.S. dollar terms and as such they should generally reflect the relative movement of the U.S. dollar against the basket of foreign currencies represented by the constituent companies in the Index.

During the year ended December 31, 2020, the Fund invested in swap agreements as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short International from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Short International	-16.94%	-9.97%	-9.33%
MSCI EAFE Index®	7.82%	7.45%	5.51%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short International	1.69%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100)%
Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short International primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

MSCI EAFE Index – Composition

Industry Breakdown	% of Index
Financials	16%
Industrials	15%
Health Care	13%
Consumer Discretionary	13%
Consumer Staples	11%
Information Technology	9%
Materials	8%
Communication Services	5%
Utilities	4%
Energy	3%
Real Estate	3%
Country Composition
Japan	25%
United Kingdom	14%
France	11%
Switzerland	10%
Germany	9%
Australia	7%
Other	24%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the U.S.-traded MSCI EAFE futures contract and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Short International :: 217

Schedule of Portfolio Investments :: December 31, 2020

Repurchase Agreements(a)(b) (97.3%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $666,001	$666,000	$666,000
TOTAL REPURCHASE AGREEMENTS (Cost $666,000)		666,000
TOTAL INVESTMENT SECURITIES (Cost $666,000)—97.3%		666,000
Net other assets (liabilities)—2.7%		18,608
NET ASSETS—100.0%		$684,608

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2020, the aggregate amount held in a segregated account was $220,000.

(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements – Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index	Goldman Sachs International	1/27/21	0.30%	$(419,601)	$548
MSCI EAFE Index	UBS AG	1/27/21	0.20%	(263,047)	278
				$(682,648)	$826

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

218  :: ProFund VP Short International :: Financial Highlights

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$666,000
Repurchase agreements, at value	666,000
Total Investment Securities, at value	666,000
Cash	401
Unrealized appreciation on swap agreements	826
Receivable for capital shares issued	19,331
Prepaid expenses	12
TOTAL ASSETS	686,570

LIABILITIES:
Advisory fees payable	484
Management services fees payable	64
Administration fees payable	39
Administrative services fees payable	373
Distribution fees payable	402
Transfer agency fees payable	35
Fund accounting fees payable	24
Compliance services fees payable	4
Other accrued expenses	537
TOTAL LIABILITIES	1,962
NET ASSETS	$684,608
NET ASSETS CONSIST OF:
Capital	$2,925,469
Total distributable earnings (loss)	(2,240,861)
NET ASSETS	$684,608
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	23,583
Net Asset Value (offering and redemption price per share)	$29.03

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Interest	$2,461

EXPENSES:
Advisory fees	7,428
Management services fees	990
Administration fees	874
Transfer agency fees	760
Administrative services fees	2,213
Distribution fees	2,476
Custody fees	138
Fund accounting fees	528
Trustee fees	21
Compliance services fees	9
Other fees	1,335
Recoupment of prior expenses reduced by the Advisor	85
Total Gross Expenses before reductions	16,857
Expenses reduced and reimbursed by the Advisor	(219)
TOTAL NET EXPENSES	16,638
NET INVESTMENT INCOME (LOSS)	(14,177)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	(304,709)
Change in net unrealized appreciation/depreciation on swap agreements	(1,131)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(305,840)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(320,017)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short International :: 219

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(14,177)	$3,789
Net realized gains (losses) on investments	(304,709)	(235,585)
Change in net unrealized appreciation/depreciation on investments	(1,131)	19,507
Change in net assets resulting from operations	(320,017)	(212,289)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(3,789)	(22,231)
Change in net assets resulting from distributions	(3,789)	(22,231)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	8,938,153	4,055,233
Distributions reinvested	3,789	22,231
Value of shares redeemed	(8,529,787)	(5,429,883)
Change in net assets resulting from capital transactions	412,155	(1,352,419)
Change in net assets	88,349	(1,586,939)

NET ASSETS:
Beginning of period	596,259	2,183,198
End of period	$684,608	$596,259

SHARE TRANSACTIONS:
Issued	229,595	101,726	(a)
Reinvested	115	565	(a)
Redeemed	(223,082)	(135,101	)(a)
Change in shares	6,628	(32,810)

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on November 18, 2019.

See accompanying notes to financial statements.

220  :: ProFund VP Short International :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019(a)	Year Ended Dec. 31, 2018(a)		Year Ended Dec. 31, 2017(a)	Year Ended Dec. 31, 2016(a)
Net Asset Value, Beginning of Period	$35.17	$43.87	$37.99		$47.87	$50.88

Investment Activities:
Net investment income (loss)(b)	(0.53)	0.19	0.16		(0.36)	(0.72)
Net realized and unrealized gains (losses) on investments	(5.40)	(7.70)	5.72		(9.52)	(2.29)
Total income (loss) from investment activities	(5.93)	(7.51)	5.88		(9.88)	(3.01)

Distributions to Shareholders From:
Net investment income	(0.21)	(0.20)	—		—	—
Net realized gains on investments	—	(0.99)	—		—	—
Total distributions	(0.21)	(1.19)	—		—	—

Net Asset Value, End of Period	$29.03	$35.17	$43.87		$37.99	$47.87

Total Return	(16.94)%	(17.42)%	15.47	%(c)	(20.63)%	(5.90)%

Ratios to Average Net Assets:
Gross expenses	1.70%	1.69%	1.54%		1.69%	1.68%
Net expenses	1.68%	1.68%	1.46	%(c)	1.68%	1.68%
Net investment income (loss)	(1.43)%	0.48%	0.41	%(c)	(0.90)%	(1.41)%

Supplemental Data:
Net assets, end of period (000’s)	$685	$596	$2,183		$611	$1,183
Portfolio turnover rate(d)	—	—	—		—	—

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on November 18, 2019.

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

(c)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.54% and 0.33%, respectively, and the total return would have been 15.39%.

(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Short Mid-Cap :: 221

ProFund VP Short Mid-Cap (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the S&P MidCap 400® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2020, the Fund had a total return of -26.65%. For the same period, the Index had a total return of 13.66%1 and a volatility of 41.07%. For the year, the Fund achieved an average daily statistical correlation of 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, and financial viability. Reconstitution occurs both on a quarterly and ongoing basis.

During the year ended December 31, 2020, the Fund invested in swap agreements as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Mid-Cap from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Short Mid-Cap	-26.65%	-15.29%	-14.79%
S&P MidCap 400®	13.66%	12.35%	11.51%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short Mid-Cap	1.66%	1.66%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(99)%
Total Exposure	(99)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short Mid-Cap primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

S&P MidCap 400® – Composition

% of Index
Industrials	18%
Information Technology	17%
Financials	15%
Consumer Discretionary	14%
Health Care	11%
Real Estate	9%
Materials	6%
Consumer Staples	4%
Utilities	3%
Communication Services	2%
Energy	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

222 :: ProFund VP Short Mid-Cap :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2020

Repurchase Agreements(a)(b) (130.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $89,000	$89,000	$89,000
TOTAL REPURCHASE AGREEMENTS (Cost $89,000)		89,000
TOTAL INVESTMENT SECURITIES (Cost $89,000)—130.7%		89,000
Net other assets (liabilities)—(30.7)%		(20,888)
NET ASSETS—100.0%		$68,112

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2020, the aggregate amount held in a segregated account was $26,000.

(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements – Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P MidCap 400	Goldman Sachs International	1/27/21	(0.15)%	$(53,291)	$61
S&P MidCap 400	UBS AG	1/27/21	(0.10)%	(14,412)	(141)
				$(67,703)	$(80)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short Mid-Cap :: 223

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$89,000
Repurchase agreements, at value	89,000
Total Investment Securities, at value	89,000
Cash	140
Unrealized appreciation on swap agreements	61
Prepaid expenses	25
TOTAL ASSETS	89,226

LIABILITIES:
Payable for capital shares redeemed	20,538
Unrealized depreciation on swap agreements	141
Advisory fees payable	102
Management services fees payable	14
Administration fees payable	8
Administrative services fees payable	50
Distribution fees payable	69
Transfer agency fees payable	7
Fund accounting fees payable	5
Compliance services fees payable	1
Other accrued expenses	179
TOTAL LIABILITIES	21,114
NET ASSETS	$68,112
NET ASSETS CONSIST OF:
Capital	$2,435,105
Total distributable earnings (loss)	(2,366,993)
NET ASSETS	$68,112
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	3,384
Net Asset Value (offering and redemption price per share)	$20.13

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Interest	$630

EXPENSES:
Advisory fees	2,346
Management services fees	313
Administration fees	269
Transfer agency fees	252
Administrative services fees	763
Distribution fees	782
Custody fees	139
Fund accounting fees	175
Trustee fees	4
Compliance services fees	2
Other fees	446
Total Gross Expenses before reductions	5,491
Expenses reduced and reimbursed by the Advisor	(213)
TOTAL NET EXPENSES	5,278
NET INVESTMENT INCOME (LOSS)	(4,648)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	123,744
Change in net unrealized appreciation/depreciation on swap agreements	(6)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	123,738
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$119,090

See accompanying notes to financial statements.

224  :: ProFund VP Short Mid-Cap :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(4,648)	$1,287
Net realized gains (losses) on investments	123,744	(93,163)
Change in net unrealized appreciation/depreciation on investments	(6)	6,608
Change in net assets resulting from operations	119,090	(85,268)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(1,287)	(411)
Change in net assets resulting from distributions	(1,287)	(411)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	19,396,710	7,384,516
Distributions reinvested	1,287	411
Value of shares redeemed	(19,589,287)	(7,814,176)
Change in net assets resulting from capital transactions	(191,290)	(429,249)
Change in net assets	(73,487)	(514,928)

NET ASSETS:
Beginning of period	141,599	656,527
End of period	$68,112	$141,599

SHARE TRANSACTIONS:
Issued	650,184	240,486
Reinvested	53	13
Redeemed	(651,955)	(253,997)
Change in shares	(1,718)	(13,498)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Short Mid-Cap :: 225

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020		Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016(a)
Net Asset Value, Beginning of Period	$27.75		$35.30	$33.94	$40.17	$55.37

Investment Activities:
Net investment income (loss)(b)	(0.44)		0.18	0.05	(0.30)	(0.71)
Net realized and unrealized gains (losses) on investments	(6.91	)(c)	(7.64)	3.33	(5.66)	(10.19)
Total income (loss) from investment activities	(7.35)		(7.46)	3.38	(5.96)	(10.90)

Distributions to Shareholders From:
Net investment income	(0.27)		(0.09)	—	—	—
Net realized gains on investments	—		—	(2.02)	(0.27)	(4.30)
Total distributions	(0.27)		(0.09)	(2.02)	(0.27)	(4.30)

Net Asset Value, End of Period	$20.13		$27.75	$35.30	$33.94	$40.17

Total Return	(26.65)%		(21.17)%	10.97%	(14.85)%	(20.19)%

Ratios to Average Net Assets:
Gross expenses	1.76%		1.66%	1.67%	1.68%	1.68%
Net expenses	1.69	%(d)	1.66%	1.67%	1.68%	1.68%
Net investment income (loss)	(1.49)%		0.59%	0.17%	(0.81)%	(1.42)%

Supplemental Data:
Net assets, end of period (000’s)	$68		$142	$657	$165	$396
Portfolio turnover rate(e)	—		—	—	—	—

(a)	As described in Note 8, share amounts have been adjusted for 1:8 reverse share split that occurred on December 5, 2016.

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

226 :: ProFund VP Short Nasdaq-100 :: Management Discussion of Fund Performance

ProFund VP Short Nasdaq-100 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the Nasdaq-100® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2020, the Fund had a total return of -42.77%. For the same period, the Index had a total return of 48.88%1 and a volatility of 36.59%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on Nasdaq.

During the year ended December 31, 2020, the Fund invested in swap agreements and futures contracts as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Nasdaq-100 from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Short Nasdaq-100	-42.77%	-23.11%	-20.83%
Nasdaq-100® Index	48.88%	24.27%	20.63%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short Nasdaq-100	1.73%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	(30)%
Swap Agreements	(70)%
Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short Nasdaq-100 primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Nasdaq-100® Index – Composition

% of Index
Information Technology	49%
Consumer Discretionary	19%
Communication Services	18%
Health Care	6%
Consumer Staples	5%
Industrials	2%
Utilities	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Short Nasdaq-100 :: 227

Schedule of Portfolio Investments :: December 31, 2020

Repurchase Agreements(a)(b) (98.6%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $5,048,011	$5,048,000	$5,048,000
TOTAL REPURCHASE AGREEMENTS (Cost $5,048,000)		5,048,000
TOTAL INVESTMENT SECURITIES (Cost $5,048,000)—98.6%		5,048,000
Net other assets (liabilities)—1.4%		72,311
NET ASSETS—100.0%		$5,120,311

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2020, the aggregate amount held in a segregated account was $491,000.

(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini Nasdaq 100 Futures Contracts	6	3/22/21	$(1,546,260)	$(62,482)

Total Return Swap Agreements – Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Nasdaq-100 Index	Goldman Sachs International	1/27/21	(0.40)%	$(3,397,569)	$(13,026)
Nasdaq-100 Index	UBS AG	1/27/21	(0.25)%	(167,548)	(746)
				$(3,565,117)	$(13,772)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

228  :: ProFund VP Short Nasdaq-100 :: Financial Statements

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$5,048,000
Repurchase agreements, at value	5,048,000
Total Investment Securities, at value	5,048,000
Cash	691
Segregated cash balances for futures contracts with brokers	105,600
Segregated cash balances for swap agreements with custodian	600
Interest receivable	3
Receivable for capital shares issued	25,017
Prepaid expenses	65
TOTAL ASSETS	5,179,976

LIABILITIES:
Payable for capital shares redeemed	21,969
Unrealized depreciation on swap agreements	13,772
Variation margin on futures contracts	5,280
Advisory fees payable	3,281
Management services fees payable	437
Administration fees payable	457
Administrative services fees payable	3,937
Distribution fees payable	4,075
Transfer agency fees payable	383
Fund accounting fees payable	260
Compliance services fees payable	42
Other accrued expenses	5,772
TOTAL LIABILITIES	59,665
NET ASSETS	$5,120,311
NET ASSETS CONSIST OF:
Capital	$18,632,770
Total distributable earnings (loss)	(13,512,459)
NET ASSETS	$5,120,311
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	281,044
Net Asset Value (offering and redemption price per share)	$18.22

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Interest	$24,328

EXPENSES:
Advisory fees	52,177
Management services fees	6,957
Administration fees	6,395
Transfer agency fees	5,330
Administrative services fees	16,714
Distribution fees	17,392
Custody fees	1,046
Fund accounting fees	3,675
Trustee fees	143
Compliance services fees	86
Other fees	11,627
Total Gross Expenses before reductions	121,542
Expenses reduced and reimbursed by the Advisor	(4,665)
TOTAL NET EXPENSES	116,877
NET INVESTMENT INCOME (LOSS)	(92,549)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	(250,116)
Net realized gains (losses) on swap agreements	(455,940)
Change in net unrealized appreciation/depreciation on futures contracts	(57,344)
Change in net unrealized appreciation/depreciation on swap agreements	(45,883)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(809,283)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(901,832)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short Nasdaq-100 :: 229

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(92,549)	$11,485
Net realized gains (losses) on investments	(706,056)	(966,348)
Change in net unrealized appreciation/depreciation on investments	(103,227)	18,618
Change in net assets resulting from operations	(901,832)	(936,245)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(11,485)	(2,407)
Change in net assets resulting from distributions	(11,485)	(2,407)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	321,915,101	121,885,465
Distributions reinvested	11,485	2,407
Value of shares redeemed	(323,245,706)	(118,263,754)
Change in net assets resulting from capital transactions	(1,319,120)	3,624,118
Change in net assets	(2,232,437)	2,685,466

NET ASSETS:
Beginning of period	7,352,748	4,667,282
End of period	$5,120,311	$7,352,748

SHARE TRANSACTIONS:
Issued	13,086,902	3,239,164	(a)
Reinvested	587	65	(a)
Redeemed	(13,036,912)	(3,113,922	)(a)
Change in shares	50,577	125,307

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on November 18, 2019.

See accompanying notes to financial statements.

230 :: ProFund VP Short Nasdaq-100 :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019(a)		Year Ended Dec. 31, 2018(a)		Year Ended Dec. 31, 2017(a)	Year Ended Dec. 31, 2016(a)
Net Asset Value, Beginning of Period	$31.90	$44.38		$45.72		$61.17	$68.02

Investment Activities:
Net investment income (loss)(b)	(0.32)	0.12		0.04		(0.44)	(0.96)
Net realized and unrealized gains (losses) on investments	(13.32)	(12.55)		(1.38)		(15.01)	(5.89)
Total income (loss) from investment activities	(13.64)	(12.43)		(1.34)		(15.45)	(6.85)

Distributions to Shareholders From:
Net investment income	(0.04)	(0.05)		—		—	—

Net Asset Value, End of Period	$18.22	$31.90		$44.38		$45.72	$61.17

Total Return	(42.77)%	(28.05)%		(2.89	)%(c)	(25.25)%	(10.06)%

Ratios to Average Net Assets:

Gross expenses	1.75%	1.73%		1.76%		1.72%	1.69%
Net expenses	1.68%	1.69	%(d)	1.66	%(c)	1.68%	1.68%
Net investment income (loss)	(1.33)%	0.32%		0.08	%(c)	(0.85)%	(1.42)%

Supplemental Data:
Net assets, end of period (000’s)	$5,120	$7,353		$4,667		$3,593	$3,797
Portfolio turnover rate(e)	—	—		—		—	—

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on November 18, 2019.

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

(c)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. Had this reimbursement not occurred, the net expense ratio and net investment income (loss) ratio would have been 1.67% and 0.07%, respectively, and the total return would have been (2.90)%.

(d)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Short Small-Cap :: 231

ProFund VP Short Small-Cap (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the Russell 2000® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund’s stated multiple (-1x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2020, the Fund had a total return of -31.96%. For the same period, the Index had a total return of 19.96%1 and a volatility of 43.13%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended December 31, 2020, the Fund invested in swap agreements and futures contracts as a substitute for shorting stocks in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Short Small-Cap from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Short Small-Cap	-31.96%	-16.73%	-15.64%
Russell 2000® Index	19.96%	13.26%	11.20%

Expense Ratios**

Fund	Gross	Net
ProFund VP Short Small-Cap	1.77%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Futures Contracts	(9)%
Swap Agreements	(91)%
Total Exposure	(100)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP Short Small-Cap primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Russell 2000® Index – Composition

% of Index
Health Care	22%
Industrials	16%
Financials	15%
Information Technology	14%
Consumer Discretionary	13%
Real Estate	6%
Materials	4%
Consumer Staples	3%
Utilities	3%
Communication Services	2%
Energy	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

232 :: ProFund VP Short Small-Cap :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2020

Repurchase Agreements(a)(b) (102.5%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $1,111,002	$1,111,000	$1,111,000
TOTAL REPURCHASE AGREEMENTS (Cost $1,111,000)		1,111,000
TOTAL INVESTMENT SECURITIES (Cost $1,111,000)—102.5%		1,111,000
Net other assets (liabilities)—(2.5)%		(26,912)
NET ASSETS—100.0%		$1,084,088

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2020, the aggregate amount held in a segregated account was $365,000.

(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini Russell 2000 Index Futures Contracts	1	3/22/21	$(98,740)	$(3,664)

Total Return Swap Agreements – Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Russell 2000 Index	Goldman Sachs International	1/27/21	0.15%	$(282,839)	$(1,958)
Russell 2000 Index	UBS AG	1/27/21	0.40%	(701,075)	8,054
				$(983,914)	$6,096

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Short Small-Cap :: 233

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$1,111,000
Repurchase agreements, at value	1,111,000
Total Investment Securities, at value	1,111,000
Cash	51
Segregated cash balances for futures contracts with brokers	6,600
Unrealized appreciation on swap agreements	8,054
Variation margin on futures contracts	85
Prepaid expenses	24
TOTAL ASSETS	1,125,814

LIABILITIES:
Payable for capital shares redeemed	36,246
Unrealized depreciation on swap agreements	1,958
Advisory fees payable	676
Management services fees payable	90
Administration fees payable	66
Administrative services fees payable	653
Distribution fees payable	693
Transfer agency fees payable	55
Fund accounting fees payable	37
Compliance services fees payable	7
Other accrued expenses	1,245
TOTAL LIABILITIES	41,726
NET ASSETS	$1,084,088
NET ASSETS CONSIST OF:
Capital	$6,758,671
Total distributable earnings (loss)	(5,674,583)
NET ASSETS	$1,084,088
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	39,269
Net Asset Value (offering and redemption price per share)	$27.61

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Interest	$6,668

EXPENSES:
Advisory fees	15,551
Management services fees	2,074
Administration fees	1,984
Transfer agency fees	1,583
Administrative services fees	5,097
Distribution fees	5,184
Custody fees	330
Fund accounting fees	1,098
Trustee fees	39
Compliance services fees	18
Licensing fees	2,490
Other fees	2,523
Total Gross Expenses before reductions	37,971
Expenses reduced and reimbursed by the Advisor	(3,138)
TOTAL NET EXPENSES	34,833
NET INVESTMENT INCOME (LOSS)	(28,165)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	(26,805)
Net realized gains (losses) on swap agreements	(225,847)
Change in net unrealized appreciation/depreciation on futures contracts	1,643
Change in net unrealized appreciation/depreciation on swap agreements	6,262
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(244,747)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(272,912)

See accompanying notes to financial statements.

234  :: ProFund VP Short Small-Cap :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020		Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(28,165)		$9,164
Net realized gains (losses) on investments	(252,652)		(511,821)
Change in net unrealized appreciation/depreciation on investments	7,905		(2,866)
Change in net assets resulting from operations	(272,912)		(505,523)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(9,164)		(178,883)
Change in net assets resulting from distributions	(9,164)		(178,883)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	45,008,330		40,251,079
Distributions reinvested	9,164		178,883
Value of shares redeemed	(45,506,199)		(40,821,892)
Change in net assets resulting from capital transactions	(488,705)		(391,930)
Change in net assets	(770,781)		(1,076,336)

NET ASSETS:
Beginning of period	1,854,869		2,931,205
End of period	$1,084,088		$1,854,869
SHARE TRANSACTIONS:
Issued	1,018,688	(a)	847,340	(a)
Reinvested	259	(a)	3,902	(a)
Redeemed	(1,025,160	)(a)	(856,874	)(a)
Change in shares	(6,213)		(5,632)

(a)	As described in Note 8, share amounts have been adjusted for 1:4 revere share split that occurred on December 14, 2020.

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Short Small-Cap :: 235

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020(a)	Year Ended Dec. 31, 2019(a)	Year Ended Dec. 31, 2018(a)		Year Ended Dec. 31, 2017(a)	Year Ended Dec. 31, 2016(a)
Net Asset Value, Beginning of Period	$40.78	$57.35	$51.94		$60.57	$77.24

Investment Activities:
Net investment income (loss)(b)	(0.56)	0.20	0.04		(0.48)	(1.04)
Net realized and unrealized gains (losses) on investments	(12.42)	(11.57)	5.37		(8.15)	(15.63)
Total income (loss) from investment activities	(12.98)	(11.37)	5.41		(8.63)	(16.67)

Distributions to Shareholders From:
Net investment income	(0.19)	(0.04)	—		—	—
Net realized gains on investments	—	(5.16)	—		—	—
Total distributions	(0.19)	(5.20)	—		—	—

Net Asset Value, End of Period	$27.61	$40.78	$57.35		$51.94	$60.57

Total Return	(31.96)%	(20.78)%	10.39	%(c)	(14.20)%	(21.60)%

Ratios to Average Net Assets:
Gross expenses	1.83%	1.77%	1.78%		1.70%	1.72%
Net expenses	1.68%	1.68%	1.68	%(c)	1.68%	1.68%
Net investment income (loss)	(1.36)%	0.42%	0.10	%(c)	(0.87)%	(1.42)%

Supplemental Data:
Net assets, end of period (000’s)	$1,084	$1,855	$2,931		$1,882	$2,087
Portfolio turnover rate(d)	—	—	—		—	—

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on December 14, 2020.

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

(c)	During 2018, the Fund received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. The effect to the net expense ratio, net investment income (loss) ratio, and total return were each less than 0.005%.

(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

236 :: ProFund VP Small-Cap :: Management Discussion of Fund Performance

ProFund VP Small-Cap (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Russell 2000® Index (the “Index”). For the year ended December 31, 2020, the Fund had a total return of 17.06%. For the same period, the Index had a total return of 19.96%1 and a volatility of 43.13%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended December 31, 2020, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Small-Cap	17.06%	11.14%	9.24%
Russell 2000® Index	19.96%	13.26%	11.20%

Expense Ratios**

Fund	Gross	Net
ProFund VP Small-Cap	1.74%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	40%
Swap Agreements	60%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Penn National Gaming, Inc.	0.2%
Caesars Entertainment, Inc.	0.2%
Plug Power, Inc.	0.2%
Sunrun, Inc.	0.2%
Mirati Therapeutics, Inc.	0.2%

Russell 2000® Index – Composition

% of Index
Health Care	22%
Industrials	16%
Financials	15%
Information Technology	14%
Consumer Discretionary	13%
Real Estate	6%
Materials	4%
Consumer Staples	3%
Utilities	3%
Communication Services	2%
Energy	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Small-Cap :: 237

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (39.8%)

	Shares	Value
1-800-Flowers.com, Inc.*—Class A (Internet & Direct Marketing Retail)	74	$1,924
1Life Healthcare, Inc.* (Health Care Providers & Services)	232	10,127
1st Constitution Bancorp (Banks)	27	428
1st Source Corp. (Banks)	48	1,934
3D Systems Corp.* (Technology Hardware, Storage & Peripherals)	357	3,741
89bio, Inc.* (Biotechnology)	25	609
8x8, Inc.* (Software)	311	10,720
A10 Networks, Inc.* (Software)	177	1,745
AAON, Inc. (Building Products)	121	8,062
AAR Corp. (Aerospace & Defense)	99	3,586
Aaron's Co., Inc. (The)* (Specialty Retail)	99	1,877
Abeona Therapeutics, Inc.* (Biotechnology)	178	279
Abercrombie & Fitch Co.—Class A (Specialty Retail)	184	3,746
ABM Industries, Inc. (Commercial Services & Supplies)	198	7,492
Acacia Communications, Inc.* (Communications Equipment)	115	8,390
Acacia Research Corp.* (Professional Services)	140	552
Academy Sports & Outdoors, Inc.* (Leisure Products)	52	1,078
Acadia Realty Trust (Equity Real Estate Investment Trusts)	250	3,548
Accel Entertainment, Inc.* (Hotels, Restaurants & Leisure)	148	1,495
Accelerate Diagnostics, Inc.* (Life Sciences Tools & Services)	93	705
ACCO Brands Corp. (Commercial Services & Supplies)	272	2,298
Accolade, Inc.* (Health Care Technology)	39	1,697
Accuray, Inc.* (Health Care Equipment & Supplies)	264	1,101
AcelRx Pharmaceuticals, Inc.* (Pharmaceuticals)	236	293
ACI Worldwide, Inc.* (Software)	338	12,989
ACNB Corp. (Banks)	25	625
Acushnet Holdings Corp. (Leisure Products)	101	4,095
Acutus Medical, Inc.* (Health Care Equipment & Supplies)	29	835
Adams Resources & Energy, Inc. (Oil, Gas & Consumable Fuels)	6	145
AdaptHealth Corp.* (Health Care Providers & Services)	74	2,779
Addus Homecare Corp.* (Health Care Providers & Services)	44	5,152
Adient PLC* (Auto Components)	259	9,005
ADMA Biologics, Inc.* (Biotechnology)	194	378
Adtalem Global Education, Inc.* (Diversified Consumer Services)	153	5,193
ADTRAN, Inc. (Communications Equipment)	141	2,083
Advanced Drainage Systems, Inc. (Building Products)	166	13,875
Advanced Emissions Solutions, Inc. (Chemicals)	47	259
Advanced Energy Industries, Inc.* (Semiconductors & Semiconductor Equipment)	112	10,861
AdvanSix, Inc.* (Chemicals)	81	1,619
Adverum Biotechnologies, Inc.* (Biotechnology)	262	2,840
Aegion Corp.* (Construction & Engineering)	89	1,690
Aeglea BioTherapeutics, Inc.* (Biotechnology)	133	1,047
Aerie Pharmaceuticals, Inc.* (Pharmaceuticals)	108	1,459
Aerojet Rocketdyne Holdings, Inc.* (Aerospace & Defense)	213	11,258
AeroVironment, Inc.* (Aerospace & Defense)	64	5,562
Affimed NV* (Biotechnology)	251	1,461
Agenus, Inc.* (Biotechnology)	464	1,476
Agile Therapeutics, Inc.* (Pharmaceuticals)	200	574
Agilysys, Inc.* (Software)	56	2,149
Agree Realty Corp. (Equity Real Estate Investment Trusts)	161	10,719
AgroFresh Solutions, Inc.* (Chemicals)	91	207
Air Transport Services Group, Inc.* (Air Freight & Logistics)	173	5,422
Akebia Therapeutics, Inc.* (Biotechnology)	422	1,182
Akerna Corp.* (Professional Services)	51	165
Akero Therapeutics, Inc.* (Biotechnology)	40	1,032
Akouos, Inc.* (Biotechnology)	43	853
Akoustis Technologies, Inc.* (Electronic Equipment, Instruments & Components)	97	1,186
Alamo Group, Inc. (Machinery)	29	4,001
Alarm.com Holdings, Inc.* (Software)	140	14,483
Alaska Communications Systems Group, Inc. (Diversified Telecommunication Services)	153	565
Albany International Corp.—Class A (Machinery)	91	6,681
Albireo Pharma, Inc.* (Biotechnology)	50	1,876
Alcoa Corp.* (Metals & Mining)	552	12,724
Alector, Inc.* (Biotechnology)	137	2,073
Alerus Financial Corp. (Diversified Financial Services)	44	1,204
Alexander & Baldwin, Inc. (Equity Real Estate Investment Trusts)	213	3,659
Alexander's, Inc. (Equity Real Estate Investment Trusts)	6	1,664
Alico, Inc. (Food Products)	15	465
Aligos Therapeutics, Inc.* (Biotechnology)	30	830
Allakos, Inc.* (Biotechnology)	77	10,780
Allegheny Technologies, Inc.* (Metals & Mining)	374	6,272
Allegiance Bancshares, Inc. (Banks)	56	1,911
Allegiant Travel Co. (Airlines)	39	7,380
ALLETE, Inc. (Electric Utilities)	154	9,539
Allied Motion Technologies, Inc. (Electrical Equipment)	22	1,124
Allogene Therapeutics, Inc.* (Biotechnology)	159	4,013
Allovir, Inc.* (Biotechnology)	53	2,037
Allscripts Healthcare Solutions, Inc.* (Health Care Technology)	463	6,686
Alpha & Omega Semiconductor, Ltd.* (Semiconductors & Semiconductor Equipment)	62	1,466
Alpha Pro Tech, Ltd.* (Building Products)	36	401
Alphatec Holdings, Inc.* (Health Care Equipment & Supplies)	162	2,352
Alpine Income Property Trust, Inc. (Equity Real Estate Investment Trusts)	20	300

See accompanying notes to financial statements.

238 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Alta Equipment Group, Inc.* (Trading Companies & Distributors)	51	$504
Altabancorp (Banks)	47	1,312
Altair Engineering, Inc.*—Class A (Software)	128	7,447
Altisource Portfolio Solutions S.A.* (Real Estate Management & Development)	14	180
Altra Industrial Motion Corp. (Machinery)	190	10,531
ALX Oncology Holdings, Inc.* (Biotechnology)	29	2,500
Amalgamated Bank—Class A (Banks)	39	536
A-Mark Precious Metals, Inc. (Diversified Financial Services)	14	359
Ambac Financial Group, Inc.* (Insurance)	134	2,061
Ambarella, Inc.* (Semiconductors & Semiconductor Equipment)	97	8,907
AMC Entertainment Holdings, Inc.—Class A (Entertainment)	227	481
AMC Networks, Inc.*(a)—Class A (Media)	84	3,005
Amerant Bancorp, Inc.* (Banks)	67	1,018
Ameresco, Inc.*—Class A (Construction & Engineering)	73	3,814
American Assets Trust, Inc. (Equity Real Estate Investment Trusts)	148	4,274
American Axle & Manufacturing Holdings, Inc.* (Auto Components)	331	2,761
American Eagle Outfitters, Inc. (Specialty Retail)	445	8,931
American Equity Investment Life Holding Co. (Insurance)	268	7,413
American Finance Trust, Inc. (Equity Real Estate Investment Trusts)	322	2,392
American National Bankshares, Inc. (Banks)	31	813
American Outdoor Brands, Inc.* (Leisure Products)	41	698
American Public Education, Inc.* (Diversified Consumer Services)	43	1,311
American Realty Investors, Inc.* (Real Estate Management & Development)	3	33
American Renal Associates Holdings, Inc.* (Health Care Providers & Services)	42	481
American Software, Inc.—Class A (Software)	88	1,511
American States Water Co. (Water Utilities)	109	8,666
American Superconductor Corp.* (Electrical Equipment)	79	1,850
American Vanguard Corp. (Chemicals)	85	1,319
American Woodmark Corp.* (Building Products)	50	4,693
America's Car-Mart, Inc.* (Specialty Retail)	19	2,087
Ameris Bancorp (Banks)	196	7,462
AMERISAFE, Inc. (Insurance)	56	3,216
Ames National Corp. (Banks)	26	625
Amicus Therapeutics, Inc.* (Biotechnology)	758	17,502
Amkor Technology, Inc. (Semiconductors & Semiconductor Equipment)	294	4,434
AMN Healthcare Services, Inc.* (Health Care Providers & Services)	138	9,419
Amneal Pharmaceuticals, Inc.* (Pharmaceuticals)	292	1,334
Amphastar Pharmaceuticals, Inc.* (Pharmaceuticals)	107	2,152
Amyris, Inc.* (Oil, Gas & Consumable Fuels)	314	1,939
AnaptysBio, Inc.* (Biotechnology)	63	1,355
Anavex Life Sciences Corp.* (Biotechnology)	155	837
AngioDynamics, Inc.* (Health Care Equipment & Supplies)	108	1,656
ANI Pharmaceuticals, Inc.* (Pharmaceuticals)	28	813
Anika Therapeutics, Inc.* (Health Care Equipment & Supplies)	41	1,856
Annexon, Inc.* (Biotechnology)	46	1,151
Antares Pharma, Inc.* (Health Care Equipment & Supplies)	485	1,935
Anterix, Inc.* (Diversified Telecommunication Services)	32	1,203
Antero Resources Corp.* (Oil, Gas & Consumable Fuels)	716	3,902
Anworth Mortgage Asset Corp. (Mortgage Real Estate Investment Trusts)	289	783
Apellis Pharmaceuticals, Inc.* (Biotechnology)	177	10,124
API Group Corp.* (Construction & Engineering)	413	7,496
Apogee Enterprises, Inc. (Building Products)	76	2,408
Apollo Commercial Real Estate Finance, Inc. (Mortgage Real Estate Investment Trusts)	416	4,647
Apollo Medical Holdings, Inc.* (Health Care Providers & Services)	60	1,096
Appfolio, Inc.* (Software)	48	8,642
Appian Corp.* (Software)	105	17,020
Applied Genetic Technologies Corp.* (Biotechnology)	76	311
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	114	8,890
Applied Molecular Transport, Inc.* (Biotechnology)	37	1,138
Applied Optoelectronics, Inc.* (Communications Equipment)	64	545
Applied Therapeutics, Inc.* (Biotechnology)	40	880
Aprea Therapeutics, Inc.* (Biotechnology)	21	103
Aptinyx, Inc.* (Biotechnology)	101	349
Apyx Medical Corp.* (Health Care Equipment & Supplies)	99	713
Aquestive Therapeutics, Inc.* (Pharmaceuticals)	59	316
Aravive, Inc.* (Biotechnology)	36	203
Arbor Realty Trust, Inc. (Mortgage Real Estate Investment Trusts)	340	4,821
ArcBest Corp. (Road & Rail)	74	3,158
Arch Resources, Inc. (Oil, Gas & Consumable Fuels)	45	1,970
Archrock, Inc. (Energy Equipment & Services)	383	3,317
Arconic Corp.* (Metals & Mining)	294	8,761
Arcosa, Inc. (Construction & Engineering)	143	7,855
Arcturus Therapeutics Holdings, Inc.* (Biotechnology)	65	2,820
Arcus Biosciences, Inc.* (Biotechnology)	124	3,219
Arcutis Biotherapeutics, Inc.* (Biotechnology)	61	1,716
Ardelyx, Inc.* (Biotechnology)	218	1,410
Ardmore Shipping Corp. (Oil, Gas & Consumable Fuels)	99	324
Arena Pharmaceuticals, Inc.* (Biotechnology)	171	13,138
Ares Commercial Real Estate Corp. (Mortgage Real Estate Investment Trusts)	91	1,084
Argan, Inc. (Construction & Engineering)	43	1,913
Argo Group International Holdings, Ltd. (Insurance)	96	4,195
Arlington Asset Investment Corp.*—Class A (Capital Markets)	98	370
Arlo Technologies, Inc.* (Electronic Equipment, Instruments & Components)	234	1,823
Armada Hoffler Properties, Inc. (Equity Real Estate Investment Trusts)	170	1,907
ARMOUR Residential REIT, Inc. (Mortgage Real Estate Investment Trusts)	189	2,039
Arrow Financial Corp. (Banks)	39	1,166

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 239

Common Stocks, continued

	Shares	Value
Arrowhead Pharmaceuticals, Inc.* (Biotechnology)	296	$22,711
Artesian Resources Corp.—Class A (Water Utilities)	24	890
Artisan Partners Asset Management, Inc. (Capital Markets)	162	8,154
Arvinas, Inc.* (Pharmaceuticals)	102	8,662
Asbury Automotive Group, Inc.* (Specialty Retail)	57	8,307
ASGN, Inc.* (Professional Services)	150	12,529
Aspen Aerogels, Inc.* (Energy Equipment & Services)	61	1,018
Aspen Group, Inc.* (Diversified Consumer Services)	66	735
Aspira Women's Health, Inc.* (Health Care Equipment & Supplies)	234	1,570
Assembly Biosciences, Inc.* (Pharmaceuticals)	90	545
Assetmark Financial Holdings, Inc.* (Capital Markets)	48	1,162
Associated Capital Group, Inc.—Class A (Capital Markets)	5	176
Astec Industries, Inc. (Machinery)	66	3,820
Astronics Corp.* (Aerospace & Defense)	70	926
Asure Software, Inc.* (Software)	40	284
At Home Group, Inc.* (Specialty Retail)	158	2,443
Atara Biotherapeutics, Inc.* (Biotechnology)	223	4,377
Atea Pharmaceuticals, Inc.* (Biotechnology)	43	1,797
Athenex, Inc.* (Biotechnology)	209	2,312
Athersys, Inc.* (Biotechnology)	511	894
Athira Pharma, Inc.* (Pharmaceuticals)	38	1,302
Atkore International Group, Inc.* (Electrical Equipment)	140	5,755
Atlantic Capital Bancshares, Inc.* (Banks)	60	955
Atlantic Power Corp.* (Independent Power and Renewable Electricity Producers)	256	538
Atlantic Union Bankshares (Banks)	230	7,576
Atlanticus Holdings Corp.* (Consumer Finance)	15	369
Atlas Air Worldwide Holdings, Inc.* (Air Freight & Logistics)	76	4,145
ATN International, Inc. (Diversified Telecommunication Services)	33	1,378
Atomera, Inc.* (Semiconductors & Semiconductor Equipment)	51	821
Atreca, Inc.*—Class A (Biotechnology)	85	1,373
AtriCure, Inc.* (Health Care Equipment & Supplies)	129	7,181
Atrion Corp. (Health Care Equipment & Supplies)	4	2,569
Auburn National BanCorp, Inc. (Banks)	7	292
Avalon GloboCare Corp.* (Health Care Providers & Services)	59	66
Avanos Medical, Inc.*—Class I (Health Care Equipment & Supplies)	140	6,423
Avaya Holdings Corp.*—Class C (Software)	244	4,673
Avenue Therapeutics, Inc.* (Pharmaceuticals)	20	119
AVEO Pharmaceuticals, Inc.* (Biotechnology)	64	369
Avid Bioservices, Inc.* (Biotechnology)	166	1,916
Avid Technology, Inc.* (Technology Hardware, Storage & Peripherals)	93	1,476
Avidity Biosciences, Inc.* (Biotechnology)	49	1,250
Avient Corp. (Chemicals)	270	10,876
Avis Budget Group, Inc.* (Road & Rail)	155	5,782
Avista Corp. (Multi-Utilities)	203	8,148
Avrobio, Inc.* (Biotechnology)	92	1,282
Axcelis Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	98	2,854
Axcella Health, Inc.* (Biotechnology)	46	239
AxoGen, Inc.* (Health Care Equipment & Supplies)	107	1,915
Axonics Modulation Technologies, Inc.* (Health Care Equipment & Supplies)	89	4,443
Axos Financial, Inc.*—Class I (Thrifts & Mortgage Finance)	169	6,343
Axsome Therapeutics, Inc.* (Pharmaceuticals)	82	6,681
AXT, Inc.* (Semiconductors & Semiconductor Equipment)	116	1,110
Aytu BioScience, Inc.* (Pharmaceuticals)	8	48
Aziyo Biologics, Inc.*—Class A (Biotechnology)	7	95
AZZ, Inc. (Electrical Equipment)	77	3,653
B Riley Financial, Inc. (Capital Markets)	56	2,476
B&G Foods, Inc.(a)—Class A (Food Products)	188	5,213
Badger Meter, Inc. (Electronic Equipment, Instruments & Components)	86	8,089
Balchem Corp. (Chemicals)	95	10,946
Bally's Corp. (Hotels, Restaurants & Leisure)	53	2,662
Banc of California, Inc. (Banks)	132	1,942
BancFirst Corp. (Banks)	55	3,229
Banco Latinoamericano de Comercio Exterior S.A.—Class E (Diversified Financial Services)	91	1,441
BancorpSouth Bank (Banks)	292	8,012
Bandwidth, Inc.* (Diversified Telecommunication Services)	57	8,759
Bank First Corp. (Banks)	19	1,232
Bank of Commerce Holdings (Banks)	47	465
Bank of Marin Bancorp (Banks)	39	1,339
Bank7 Corp. (Thrifts & Mortgage Finance)	8	114
BankFinancial Corp. (Thrifts & Mortgage Finance)	39	342
BankUnited, Inc. (Banks)	271	9,425
Bankwell Financial Group, Inc. (Banks)	20	391
Banner Corp. (Banks)	102	4,752
Bar Harbor Bankshares (Banks)	44	994
Barnes Group, Inc. (Machinery)	139	7,046
Barrett Business Services, Inc. (Professional Services)	22	1,501
BayCom Corp.* (Banks)	33	501
BCB Bancorp, Inc. (Banks)	42	465
Beacon Roofing Supply, Inc.* (Trading Companies & Distributors)	161	6,471
Beam Therapeutics, Inc.* (Biotechnology)	118	9,634
Beazer Homes USA, Inc.* (Household Durables)	84	1,273
Bed Bath & Beyond, Inc. (Specialty Retail)	374	6,642
Bel Fuse, Inc.—Class B (Electronic Equipment, Instruments & Components)	30	451
Belden, Inc. (Electronic Equipment, Instruments & Components)	130	5,447
Bellerophon Therapeutics, Inc.* (Health Care Equipment & Supplies)	13	87
BellRing Brands, Inc.*—Class A (Personal Products)	117	2,844
Benchmark Electronics, Inc. (Electronic Equipment, Instruments & Components)	108	2,917
Benefitfocus, Inc.* (Software)	86	1,245
Berkshire Hills Bancorp, Inc. (Banks)	134	2,294
Berry Corp. (Oil, Gas & Consumable Fuels)	200	736
Beyond Air, Inc.* (Health Care Equipment & Supplies)	42	221
Beyondspring, Inc.* (Biotechnology)	43	525

See accompanying notes to financial statements.

240 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
BG Staffing, Inc. (Professional Services)	29	$391
BGC Partners, Inc.—Class A (Capital Markets)	914	3,656
Big Lots, Inc. (Multiline Retail)	116	4,980
Biglari Holdings, Inc.*—Class B (Hotels, Restaurants & Leisure)	3	334
BioCryst Pharmaceuticals, Inc.* (Biotechnology)	521	3,881
BioDelivery Sciences International, Inc.* (Pharmaceuticals)	265	1,113
Biodesix, Inc.* (Health Care Providers & Services)	9	181
Biohaven Pharmaceutical Holding Co., Ltd.* (Biotechnology)	142	12,171
Biolife Solutions, Inc.* (Health Care Equipment & Supplies)	41	1,635
BioSig Technologies, Inc.* (Health Care Equipment & Supplies)	72	281
BioTelemetry, Inc.* (Health Care Providers & Services)	99	7,136
Bioxcel Therapeutics, Inc.* (Biotechnology)	38	1,756
BJ's Restaurants, Inc. (Hotels, Restaurants & Leisure)	65	2,502
BJ's Wholesale Club Holdings, Inc.* (Food & Staples Retailing)	404	15,061
Black Diamond Therapeutics, Inc.* (Biotechnology)	53	1,699
Black Hills Corp. (Multi-Utilities)	186	11,430
Blackbaud, Inc. (Software)	146	8,404
Blackline, Inc.* (Software)	150	20,008
Blackstone Mortgage Trust, Inc.—Class A (Mortgage Real Estate Investment Trusts)	406	11,177
Bloom Energy Corp.* (Electrical Equipment)	262	7,509
Bloomin' Brands, Inc. (Hotels, Restaurants & Leisure)	258	5,010
Blucora, Inc.* (Capital Markets)	142	2,259
Blue Bird Corp.* (Machinery)	45	822
Bluegreen Vacations Corp. (Hotels, Restaurants & Leisure)	15	119
Bluegreen Vacations Holding Corp.* (Hotels, Restaurants & Leisure)	37	501
Blueprint Medicines Corp.* (Biotechnology)	163	18,280
Bluerock Residential Growth REIT, Inc. (Equity Real Estate Investment Trusts)	70	887
Bogota Financial Corp.* (Thrifts & Mortgage Finance)	17	151
Boingo Wireless, Inc.* (Wireless Telecommunication Services)	129	1,641
Boise Cascade Co. (Paper & Forest Products)	115	5,497
Bonanza Creek Energy, Inc.* (Oil, Gas & Consumable Fuels)	55	1,063
Boot Barn Holdings, Inc.* (Specialty Retail)	84	3,642
Boston Omaha Corp.*—Class A (Media)	39	1,078
Boston Private Financial Holdings, Inc. (Banks)	242	2,045
Bottomline Technologies, Inc.* (Software)	131	6,909
Box, Inc.*—Class A (Software)	417	7,527
Boyd Gaming Corp.* (Hotels, Restaurants & Leisure)	240	10,301
Brady Corp.—Class A (Commercial Services & Supplies)	139	7,342
BrainStorm Cell Therapeutics, Inc.* (Biotechnology)	79	357
Bridge Bancorp, Inc. (Banks)	49	1,185
Bridgebio Pharma, Inc.* (Biotechnology)	215	15,289
Bridgewater Bancshares, Inc.* (Thrifts & Mortgage Finance)	64	799
Bridgford Foods Corp.* (Food Products)	5	91
Brigham Minerals, Inc. (Oil, Gas & Consumable Fuels)	125	1,374
Brightcove, Inc.* (IT Services)	116	2,134
Brightsphere Investment Group, Inc. (Capital Markets)	181	3,490
BrightView Holdings, Inc.* (Commercial Services & Supplies)	121	1,830
Brinker International, Inc. (Hotels, Restaurants & Leisure)	132	7,467
Bristow Group, Inc.* (Energy Equipment & Services)	19	500
Broadmark Realty Capital, Inc. (Mortgage Real Estate Investment Trusts)	379	3,866
Broadstone Net Lease, Inc.—Class A (Equity Real Estate Investment Trusts)	105	2,056
Brookdale Senior Living, Inc.* (Health Care Providers & Services)	542	2,401
Brookfield Infrastructure Corp.—Class A (Gas Utilities)	94	6,796
Brookfield Renewable Corp.—Class A (Equity Real Estate Investment Trusts)	303	17,657
Brookline Bancorp, Inc. (Banks)	229	2,757
Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	214	14,519
BRP Group, Inc.*—Class A (Insurance)	125	3,746
BRT Apartments Corp. (Equity Real Estate Investment Trusts)	31	471
Bryn Mawr Bank Corp. (Banks)	58	1,775
Builders FirstSource, Inc.* (Building Products)	603	24,609
Business First Bancshares, Inc. (Banks)	57	1,161
Byline Bancorp, Inc. (Banks)	72	1,112
C&F Financial Corp. (Banks)	10	371
C4 Therapeutics, Inc.* (Biotechnology)	31	1,027
Cabaletta Bio, Inc.* (Biotechnology)	38	474
Cactus, Inc.—Class A (Energy Equipment & Services)	140	3,650
Cadence Bancorp (Banks)	364	5,977
Cadiz, Inc.* (Water Utilities)	60	639
Caesars Entertainment, Inc.* (Hotels, Restaurants & Leisure)	531	39,437
Caesarstone, Ltd. (Building Products)	66	851
CAI International, Inc. (Trading Companies & Distributors)	49	1,531
CalAmp Corp.* (Communications Equipment)	101	1,002
Calavo Growers, Inc. (Food Products)	49	3,402
Caledonia Mining Corp. PLC (Metals & Mining)	35	556
Caleres, Inc. (Specialty Retail)	107	1,675
California Bancorp, Inc.* (Banks)	22	342
California Water Service Group (Water Utilities)	146	7,888
Calithera Biosciences, Inc.* (Biotechnology)	194	953
Calix, Inc.* (Communications Equipment)	155	4,613
Callaway Golf Co. (Leisure Products)	275	6,603
Cal-Maine Foods, Inc.* (Food Products)	109	4,092
Calyxt, Inc.* (Biotechnology)	30	127
Cambium Networks Corp.* (Communications Equipment)	16	401
Cambridge Bancorp (Banks)	19	1,325
Camden National Corp. (Banks)	44	1,574
Camping World Holdings, Inc.—Class A (Specialty Retail)	97	2,527
Cannae Holdings, Inc.* (Diversified Financial Services)	254	11,244
Cantel Medical Corp. (Health Care Equipment & Supplies)	112	8,832
Capital Bancorp, Inc.* (Banks)	23	320

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 241

Common Stocks, continued

	Shares	Value
Capital City Bank Group, Inc. (Banks)	40	$983
Capitol Federal Financial, Inc. (Thrifts & Mortgage Finance)	384	4,800
Capstar Financial Holdings, Inc. (Banks)	47	693
Capstead Mortgage Corp. (Mortgage Real Estate Investment Trusts)	281	1,633
Cara Therapeutics, Inc.* (Biotechnology)	121	1,831
Cardiovascular Systems, Inc.* (Health Care Equipment & Supplies)	116	5,076
Cardlytics, Inc.*(a) (Media)	77	10,993
Cardtronics PLC*—Class A (IT Services)	106	3,742
CareDx, Inc.* (Biotechnology)	141	10,215
CareTrust REIT, Inc. (Equity Real Estate Investment Trusts)	282	6,255
Cargurus, Inc.* (Interactive Media & Services)	259	8,218
CarParts.com, Inc.* (Internet & Direct Marketing Retail)	101	1,251
Carpenter Technology Corp. (Metals & Mining)	140	4,077
Carriage Services, Inc. (Diversified Consumer Services)	49	1,535
Carrols Restaurant Group, Inc.* (Hotels, Restaurants & Leisure)	103	647
Cars.com, Inc.* (Interactive Media & Services)	199	2,249
Carter Bankshares, Inc. (Banks)	67	718
Casa Systems, Inc.* (Communications Equipment)	93	574
Casella Waste Systems, Inc.*—Class A (Commercial Services & Supplies)	144	8,921
CASI Pharmaceuticals, Inc.* (Biotechnology)	195	575
Casper Sleep, Inc.* (Household Durables)	75	461
Cass Information Systems, Inc. (IT Services)	42	1,634
Cassava Sciences, Inc.* (Pharmaceuticals)	96	655
Castle Biosciences, Inc.* (Biotechnology)	35	2,350
Catabasis Pharmaceuticals, Inc.* (Biotechnology)	60	128
Catalyst Biosciences, Inc.* (Biotechnology)	65	410
Catalyst Pharmaceuticals, Inc.* (Biotechnology)	286	955
CatchMark Timber Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	144	1,348
Cathay General Bancorp (Banks)	224	7,211
Cavco Industries, Inc.* (Household Durables)	27	4,737
CB Financial Services, Inc. (Banks)	15	300
CBIZ, Inc.* (Professional Services)	150	3,992
CBTX, Inc. (Banks)	52	1,327
CECO Environmental Corp.* (Commercial Services & Supplies)	91	633
Cellular Biomedicine Group, Inc.* (Biotechnology)	36	662
CEL-SCI Corp.* (Biotechnology)	99	1,154
Celsius Holdings, Inc.* (Beverages)	105	5,283
Centerspace (Equity Real Estate Investment Trusts)	38	2,684
Centogene NV* (Biotechnology)	25	270
Central Garden & Pet Co.* (Household Products)	28	1,081
Central Garden & Pet Co.*—Class A (Household Products)	117	4,251
Central Pacific Financial Corp. (Banks)	81	1,540
Central Valley Community Bancorp (Banks)	31	462
Century Aluminum Co.* (Metals & Mining)	149	1,643
Century Bancorp, Inc.—Class A (Banks)	8	619
Century Casinos, Inc.* (Hotels, Restaurants & Leisure)	80	511
Century Communities, Inc.* (Household Durables)	86	3,765
Cerecor, Inc.* (Pharmaceuticals)	107	282
Cerence, Inc.* (Software)	108	10,852
Cerus Corp.* (Health Care Equipment & Supplies)	484	3,349
CEVA, Inc.* (Semiconductors & Semiconductor Equipment)	65	2,958
Champions Oncology, Inc.* (Life Sciences Tools & Services)	19	205
ChampionX Corp.* (Energy Equipment & Services)	548	8,384
ChannelAdvisor Corp.* (Software)	82	1,310
Chart Industries, Inc.* (Machinery)	106	12,485
Chase Corp. (Chemicals)	22	2,222
Chatham Lodging Trust (Equity Real Estate Investment Trusts)	137	1,480
Checkmate Pharmaceuticals, Inc.* (Biotechnology)	15	219
Checkpoint Therapeutics, Inc.* (Biotechnology)	153	405
Chefs' Warehouse, Inc.* (Food & Staples Retailing)	89	2,286
Chembio Diagnostics, Inc.* (Health Care Equipment & Supplies)	58	276
ChemoCentryx, Inc.* (Biotechnology)	146	9,040
Chemung Financial Corp. (Banks)	10	340
Cherry Hill Mortgage Investment Corp. (Mortgage Real Estate Investment Trusts)	45	411
Chesapeake Utilities Corp. (Gas Utilities)	51	5,519
Chiasma, Inc.* (Pharmaceuticals)	148	644
Chico's FAS, Inc. (Specialty Retail)	350	557
Chimera Investment Corp. (Mortgage Real Estate Investment Trusts)	566	5,802
Chimerix, Inc.* (Biotechnology)	144	696
Chinook Therapeutics, Inc.* (Biotechnology)	39	619
ChoiceOne Financial Services, Inc. (Banks)	22	678
ChromaDex Corp.* (Life Sciences Tools & Services)	122	586
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	112	21,816
Chuy's Holdings, Inc.* (Hotels, Restaurants & Leisure)	58	1,536
Cidara Therapeutics, Inc.* (Biotechnology)	106	212
CIM Commercial Trust Corp. (Equity Real Estate Investment Trusts)	33	470
Cimpress PLC* (Commercial Services & Supplies)	52	4,562
Cincinnati Bell, Inc.* (Diversified Telecommunication Services)	148	2,261
Cinemark Holdings, Inc. (Entertainment)	315	5,485
CIRCOR International, Inc.* (Machinery)	59	2,268
CIT Group, Inc. (Banks)	291	10,447
Citi Trends, Inc. (Specialty Retail)	29	1,441
Citizens & Northern Corp. (Banks)	39	774
Citizens Holding Co. (Banks)	14	293
Citizens, Inc.* (Insurance)	146	837
City Holding Co. (Banks)	45	3,130
City Office REIT, Inc. (Equity Real Estate Investment Trusts)	126	1,231
Civista Bancshares, Inc. (Banks)	47	824
Clarus Corp. (Leisure Products)	71	1,093
Clean Energy Fuels Corp.* (Oil, Gas & Consumable Fuels)	383	3,010
Clearfield, Inc.* (Communications Equipment)	33	816
Clearwater Paper Corp.* (Paper & Forest Products)	47	1,774

See accompanying notes to financial statements.

242 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Clearway Energy, Inc.—Class A (Independent Power and Renewable Electricity Producers)	103	$3,044
Clearway Energy, Inc.—Class C (Independent Power and Renewable Electricity Producers)	242	7,727
Cleveland-Cliffs, Inc. (Metals & Mining)	1,165	16,962
Clipper Realty, Inc. (Equity Real Estate Investment Trusts)	44	310
Cloudera, Inc.* (Software)	604	8,402
Clovis Oncology, Inc.* (Biotechnology)	245	1,176
CMC Materials, Inc. (Semiconductors & Semiconductor Equipment)	86	13,012
CNB Financial Corp. (Banks)	44	937
CNO Financial Group, Inc. (Insurance)	409	9,092
CNX Resources Corp.* (Oil, Gas & Consumable Fuels)	656	7,085
Co.-Diagnostics, Inc.* (Health Care Equipment & Supplies)	78	725
Coastal Financial Corp.* (Banks)	27	567
Coca-Cola Consolidated, Inc. (Beverages)	14	3,728
Codexis, Inc.* (Life Sciences Tools & Services)	158	3,449
Codiak Biosciences, Inc.* (Biotechnology)	16	517
Codorus Valley Bancorp, Inc. (Banks)	28	475
Coeur Mining, Inc.* (Metals & Mining)	714	7,390
Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	125	7,484
Cohbar, Inc.* (Biotechnology)	97	130
Cohen & Steers, Inc. (Capital Markets)	72	5,350
Coherus Biosciences, Inc.* (Biotechnology)	173	3,007
Cohu, Inc. (Semiconductors & Semiconductor Equipment)	121	4,620
Collectors Universe, Inc. (Diversified Consumer Services)	27	2,036
Collegium Pharmaceutical, Inc.* (Pharmaceuticals)	101	2,023
Colony Bankcorp, Inc. (Banks)	23	337
Colony Capital, Inc. (Equity Real Estate Investment Trusts)	1,416	6,811
Colony Credit Real Estate, Inc. (Mortgage Real Estate Investment Trusts)	248	1,860
Columbia Banking System, Inc. (Banks)	212	7,611
Columbia Financial, Inc.* (Thrifts & Mortgage Finance)	141	2,194
Columbia Property Trust, Inc. (Equity Real Estate Investment Trusts)	338	4,847
Columbus McKinnon Corp. (Machinery)	68	2,614
Comfort Systems USA, Inc. (Construction & Engineering)	106	5,582
Commercial Metals Co. (Metals & Mining)	351	7,210
Community Bank System, Inc. (Banks)	156	9,720
Community Bankers Trust Corp. (Banks)	64	432
Community Health Systems, Inc.* (Health Care Providers & Services)	251	1,865
Community Healthcare Trust, Inc. (Equity Real Estate Investment Trusts)	66	3,109
Community Trust Bancorp, Inc. (Banks)	46	1,704
CommVault Systems, Inc.* (Software)	125	6,921
Compass Minerals International, Inc. (Metals & Mining)	101	6,234
Computer Programs & Systems, Inc. (Health Care Technology)	38	1,020
CompX International, Inc. (Commercial Services & Supplies)	5	71
comScore, Inc.* (Media)	179	446
Comstock Resources, Inc.* (Oil, Gas & Consumable Fuels)	72	315
Comtech Telecommunications Corp. (Communications Equipment)	72	1,490
Concert Pharmaceuticals, Inc.* (Biotechnology)	87	1,100
Concrete Pumping Holdings, Inc.* (Construction & Engineering)	77	295
Conduent, Inc.* (IT Services)	487	2,338
CONMED Corp. (Health Care Equipment & Supplies)	80	8,960
ConnectOne Bancorp, Inc. (Banks)	109	2,157
Conn's, Inc.* (Specialty Retail)	51	596
CONSOL Energy, Inc.* (Oil, Gas & Consumable Fuels)	77	555
Consolidated Communications Holdings, Inc.* (Diversified Telecommunication Services)	215	1,051
Consolidated Water Co., Ltd. (Water Utilities)	43	518
Constellation Pharmaceuticals, Inc.* (Biotechnology)	91	2,621
Construction Partners, Inc.*—Class A (Construction & Engineering)	78	2,271
Contango Oil & Gas Co.* (Oil, Gas & Consumable Fuels)	270	618
ContraFect Corp.* (Biotechnology)	72	364
Cooper Tire & Rubber Co. (Auto Components)	149	6,035
Cooper-Standard Holding, Inc.* (Auto Components)	49	1,699
Corbus Pharmaceuticals Holdings, Inc.*(a) (Biotechnology)	227	284
Corcept Therapeutics, Inc.* (Pharmaceuticals)	287	7,508
CoreCivic, Inc. (Equity Real Estate Investment Trusts)	353	2,312
Core-Mark Holding Co., Inc. (Distributors)	132	3,877
CorEnergy Infrastructure Trust, Inc. (Equity Real Estate Investment Trusts)	40	274
CorePoint Lodging, Inc. (Equity Real Estate Investment Trusts)	116	798
CorMedix, Inc.* (Pharmaceuticals)	94	698
Cornerstone Building Brands, Inc.* (Building Products)	129	1,197
Cornerstone OnDemand, Inc.* (Software)	181	7,971
Corsair Gaming, Inc.* (Technology Hardware, Storage & Peripherals)	45	1,630
Cortexyme, Inc.* (Biotechnology)	46	1,278
CorVel Corp.* (Health Care Providers & Services)	26	2,756
Costamare, Inc. (Marine)	149	1,234
County Bancorp, Inc. (Banks)	14	309
Covanta Holding Corp. (Commercial Services & Supplies)	350	4,596
Covenant Logistics Group, Inc.*—Class A (Road & Rail)	34	504
Covetrus, Inc.* (Health Care Providers & Services)	343	9,858
Cowen, Inc.—Class A (Capital Markets)	76	1,975
CRA International, Inc. (Professional Services)	22	1,120
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)	70	9,234
Crawford & Co.—Class A (Insurance)	48	355
Crinetics Pharmaceuticals, Inc.* (Biotechnology)	80	1,129
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	197	12,344
Cross Country Healthcare, Inc.* (Health Care Providers & Services)	106	940
CrossFirst Bankshares, Inc.* (Banks)	141	1,516
CryoLife, Inc.* (Health Care Equipment & Supplies)	112	2,644

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 243

Common Stocks, continued

	Shares	Value
CryoPort, Inc.* (Health Care Equipment & Supplies)	103	$4,520
CSG Systems International, Inc. (IT Services)	96	4,327
CSW Industrials, Inc. (Building Products)	40	4,476
CTO Realty Growth, Inc. (Real Estate Management & Development)	18	759
CTS Corp. (Electronic Equipment, Instruments & Components)	94	3,227
Cubic Corp. (Aerospace & Defense)	93	5,770
Cue BioPharma, Inc.* (Biotechnology)	87	1,088
Curo Group Holdings Corp. (Consumer Finance)	54	774
Cushman & Wakefield PLC* (Real Estate Management & Development)	326	4,835
Customers Bancorp, Inc.* (Banks)	85	1,545
Cutera, Inc.* (Health Care Equipment & Supplies)	51	1,230
CVB Financial Corp. (Banks)	381	7,430
CVR Energy, Inc. (Oil, Gas & Consumable Fuels)	87	1,296
CyberOptics Corp.* (Semiconductors & Semiconductor Equipment)	21	476
Cyclerion Therapeutics, Inc.* (Biotechnology)	65	199
Cymabay Therapeutics, Inc.* (Pharmaceuticals)	204	1,171
Cytokinetics, Inc.* (Biotechnology)	196	4,073
CytomX Therapeutics, Inc.* (Biotechnology)	133	871
CytoSorbents Corp.* (Health Care Equipment & Supplies)	121	964
Daily Journal Corp.* (Media)	3	1,212
Daktronics, Inc. (Electronic Equipment, Instruments & Components)	108	505
Dana, Inc. (Auto Components)	427	8,335
Darling Ingredients, Inc.* (Food Products)	475	27,399
Daseke, Inc.* (Road & Rail)	134	779
Dave & Buster's Entertainment, Inc. (Hotels, Restaurants & Leisure)	130	3,903
Deciphera Pharmaceuticals, Inc.* (Biotechnology)	112	6,392
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	83	23,802
Del Taco Restaurants, Inc.* (Hotels, Restaurants & Leisure)	88	797
Delek US Holdings, Inc. (Oil, Gas & Consumable Fuels)	184	2,957
Deluxe Corp. (Commercial Services & Supplies)	123	3,592
Denali Therapeutics, Inc.* (Biotechnology)	185	15,496
Denny's Corp.* (Hotels, Restaurants & Leisure)	183	2,686
DermTech, Inc.* (Biotechnology)	24	779
Designer Brands, Inc. (Specialty Retail)	182	1,392
DHI Group, Inc.* (Interactive Media & Services)	142	315
DHT Holdings, Inc. (Oil, Gas & Consumable Fuels)	329	1,721
Diamond Hill Investment Group, Inc. (Capital Markets)	9	1,343
Diamond S Shipping, Inc.* (Oil, Gas & Consumable Fuels)	81	539
DiamondRock Hospitality Co.* (Equity Real Estate Investment Trusts)	589	4,859
Dicerna Pharmaceuticals, Inc.* (Biotechnology)	194	4,274
Diebold Nixdorf, Inc.* (Technology Hardware, Storage & Peripherals)	207	2,207
Digi International, Inc.* (Communications Equipment)	85	1,607
Digimarc Corp.* (Software)	35	1,653
Digital Turbine, Inc.* (Software)	248	14,027
Dillard's, Inc.(a)—Class A (Multiline Retail)	21	1,324
Dime Community Bancshares, Inc. (Thrifts & Mortgage Finance)	85	1,340
Dine Brands Global, Inc. (Hotels, Restaurants & Leisure)	46	2,668
Diodes, Inc.* (Semiconductors & Semiconductor Equipment)	126	8,883
Diversified Healthcare Trust (Equity Real Estate Investment Trusts)	699	2,880
DMC Global, Inc. (Machinery)	43	1,860
Domo, Inc.* (Software)	77	4,910
Domtar Corp. (Paper & Forest Products)	162	5,127
Donegal Group, Inc.—Class A (Insurance)	33	464
Donnelley Financial Solutions, Inc.* (Capital Markets)	88	1,493
Dorian LPG, Ltd.* (Oil, Gas & Consumable Fuels)	111	1,353
Dorman Products, Inc.* (Auto Components)	79	6,859
Douglas Dynamics, Inc. (Machinery)	66	2,823
Dril-Quip, Inc.* (Energy Equipment & Services)	103	3,051
DSP Group, Inc.* (Semiconductors & Semiconductor Equipment)	65	1,078
Ducommun, Inc.* (Aerospace & Defense)	32	1,718
Duluth Holdings, Inc.*—Class B (Internet & Direct Marketing Retail)	33	348
Durect Corp.* (Pharmaceuticals)	605	1,252
DXP Enterprises, Inc.* (Trading Companies & Distributors)	48	1,067
Dyadic International, Inc.* (Biotechnology)	57	307
Dycom Industries, Inc.* (Construction & Engineering)	91	6,872
Dynavax Technologies Corp.* (Biotechnology)	313	1,393
Dyne Therapeutics, Inc.* (Biotechnology)	42	882
Dynex Capital, Inc. (Mortgage Real Estate Investment Trusts)	65	1,157
DZS, Inc.* (Communications Equipment)	35	541
Eagle Bancorp Montana, Inc. (Banks)	19	403
Eagle Bancorp, Inc. (Banks)	94	3,882
Eagle Bulk Shipping, Inc.* (Marine)	19	361
Eagle Pharmaceuticals, Inc.* (Biotechnology)	31	1,444
Eargo, Inc.* (Health Care Equipment & Supplies)	24	1,076
Earthstone Energy, Inc.*—Class A (Oil, Gas & Consumable Fuels)	69	368
Easterly Government Properties, Inc. (Equity Real Estate Investment Trusts)	241	5,459
Eastern Bankshares, Inc.* (Banks)	489	7,976
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts)	115	15,878
Eastman Kodak Co.* (Technology Hardware, Storage & Peripherals)	46	374
Ebix, Inc. (Software)	79	3,000
Echo Global Logistics, Inc.* (Air Freight & Logistics)	77	2,065
Edgewell Personal Care Co. (Personal Products)	161	5,567
Editas Medicine, Inc.* (Biotechnology)	185	12,970
eGain Corp.* (Software)	61	720
eHealth, Inc.* (Insurance)	76	5,366
Eidos Therapeutics, Inc.* (Biotechnology)	32	4,211
Eiger Biopharmaceuticals, Inc.* (Biotechnology)	90	1,106
El Pollo Loco Holdings, Inc.* (Hotels, Restaurants & Leisure)	55	996
Electromed, Inc.* (Health Care Equipment & Supplies)	21	206
elf Beauty, Inc.* (Personal Products)	133	3,350

See accompanying notes to financial statements.

244 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Ellington Financial, Inc. (Mortgage Real Estate Investment Trusts)	122	$1,810
Ellington Residential Mortgage REIT (Mortgage Real Estate Investment Trusts)	27	352
Eloxx Pharmaceuticals, Inc.* (Pharmaceuticals)	79	314
EMCOR Group, Inc. (Construction & Engineering)	160	14,633
Emerald Holding, Inc. (Media)	72	390
Emergent BioSolutions, Inc.* (Biotechnology)	133	11,917
Employers Holdings, Inc. (Insurance)	85	2,736
Enanta Pharmaceuticals, Inc.* (Biotechnology)	56	2,358
Encore Capital Group, Inc.* (Consumer Finance)	92	3,583
Encore Wire Corp. (Electrical Equipment)	60	3,634
Endo International PLC* (Pharmaceuticals)	667	4,789
Endurance International Group Holdings, Inc.* (IT Services)	195	1,843
Energy Fuels, Inc.* (Oil, Gas & Consumable Fuels)	384	1,636
Energy Recovery, Inc.* (Machinery)	118	1,610
Enerpac Tool Group Corp. (Machinery)	160	3,618
EnerSys (Electrical Equipment)	125	10,383
Ennis, Inc. (Commercial Services & Supplies)	76	1,357
Enochian Biosciences, Inc.* (Biotechnology)	41	121
Enova International, Inc.* (Consumer Finance)	102	2,527
EnPro Industries, Inc. (Machinery)	61	4,607
Enstar Group, Ltd.* (Insurance)	35	7,171
Entercom Communications Corp.—Class A (Media)	346	855
Enterprise Bancorp, Inc. (Banks)	26	664
Enterprise Financial Services Corp. (Banks)	71	2,481
Entravision Communications Corp.—Class A (Media)	173	476
Envela Corp.* (Specialty Retail)	23	120
Envestnet, Inc.* (Software)	157	12,920
Enzo Biochem, Inc.* (Life Sciences Tools & Services)	131	330
Epizyme, Inc.* (Biotechnology)	263	2,856
ePlus, Inc.* (Electronic Equipment, Instruments & Components)	39	3,430
Equity Bancshares, Inc.*—Class A (Banks)	42	907
Eros STX Global Corp.* (Entertainment)	478	870
Escalade, Inc. (Leisure Products)	30	635
ESCO Technologies, Inc. (Machinery)	75	7,742
Esperion Therapeutics, Inc.* (Biotechnology)	76	1,976
Esquire Financial Holdings, Inc.* (Banks)	20	384
ESSA Bancorp, Inc. (Thrifts & Mortgage Finance)	27	405
Essent Group, Ltd. (Thrifts & Mortgage Finance)	325	14,040
Essential Properties Realty Trust, Inc. (Real Estate Management & Development)	307	6,507
Ethan Allen Interiors, Inc. (Household Durables)	67	1,354
Eton Pharmaceuticals, Inc.* (Pharmaceuticals)	50	407
Evans Bancorp, Inc. (Banks)	14	386
Evelo Biosciences, Inc.* (Biotechnology)	59	713
Eventbrite, Inc.* (Interactive Media & Services)	190	3,439
Everi Holdings, Inc.* (IT Services)	242	3,342
EverQuote, Inc.*—Class A (Interactive Media & Services)	41	1,531
EVERTEC, Inc. (IT Services)	178	6,999
EVI Industries, Inc.* (Trading Companies & Distributors)	15	449
Evo Payments, Inc.* (IT Services)	122	3,295
Evofem Biosciences, Inc.* (Pharmaceuticals)	226	545
Evolent Health, Inc.* (Health Care Technology)	223	3,575
Evolus, Inc.* (Pharmaceuticals)	64	215
Evolution Petroleum Corp. (Oil, Gas & Consumable Fuels)	90	257
Evoqua Water Technologies Corp.* (Machinery)	269	7,258
Exagen, Inc.* (Health Care Providers & Services)	14	185
Exicure, Inc.* (Biotechnology)	175	310
ExlService Holdings, Inc.* (IT Services)	98	8,343
eXp World Holdings, Inc.* (Real Estate Management & Development)	73	4,608
Exponent, Inc. (Professional Services)	151	13,594
Express, Inc.* (Specialty Retail)	188	171
Exterran Corp.* (Energy Equipment & Services)	77	340
Extreme Networks, Inc.* (Communications Equipment)	357	2,460
EZCORP, Inc.*—Class A (Consumer Finance)	141	675
Fabrinet* (Electronic Equipment, Instruments & Components)	108	8,380
Falcon Minerals Corp. (Oil, Gas & Consumable Fuels)	113	356
Farmer Bros Co.* (Food Products)	48	224
Farmers & Merchants Bancorp, Inc./Archbold Ohio (Banks)	30	690
Farmers National Bancorp (Banks)	77	1,022
Farmland Partners, Inc. (Equity Real Estate Investment Trusts)	76	661
FARO Technologies, Inc.* (Electronic Equipment, Instruments & Components)	52	3,673
Fate Therapeutics, Inc.* (Biotechnology)	211	19,185
Fathom Holdings, Inc.* (Real Estate Management & Development)	14	505
FB Financial Corp. (Banks)	93	3,230
FBL Financial Group, Inc.—Class A (Insurance)	28	1,470
Federal Agricultural Mortgage Corp. (Thrifts & Mortgage Finance)	27	2,005
Federal Signal Corp. (Machinery)	176	5,838
Federated Hermes, Inc.—Class B (Capital Markets)	280	8,089
FedNat Holding Co. (Insurance)	36	213
Fennec Pharmaceuticals, Inc.* (Biotechnology)	64	477
Ferro Corp.* (Chemicals)	241	3,526
FibroGen, Inc.* (Biotechnology)	248	9,198
Fidelity D&D Bancorp, Inc. (Banks)	12	772
Fiesta Restaurant Group, Inc.* (Hotels, Restaurants & Leisure)	53	604
Financial Institutions, Inc. (Banks)	47	1,058
First Bancorp (Banks)	635	5,855
First Bancorp (Banks)	83	2,808
First Bancshares, Inc. (Banks)	61	1,884
First Bank/Hamilton NJ (Banks)	47	441
First Busey Corp. (Banks)	149	3,211
First Business Financial Services, Inc. (Banks)	24	442
First Capital, Inc. (Thrifts & Mortgage Finance)	10	606
First Choice Bancorp (Banks)	31	573
First Commonwealth Financial Corp. (Banks)	282	3,085
First Community Bancshares, Inc. (Banks)	51	1,101
First Community Corp. (Banks)	21	357
First Financial Bancorp (Banks)	286	5,014
First Financial Bankshares, Inc. (Banks)	381	13,782
First Financial Corp. (Banks)	40	1,554
First Foundation, Inc. (Banks)	116	2,320
First Guaranty Bancshares, Inc. (Banks)	11	195
First Internet Bancorp (Banks)	28	805
First Interstate BancSystem—Class A (Banks)	119	4,852

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 245

Common Stocks, continued

	Shares	Value
First Merchants Corp. (Banks)	159	$5,948
First Mid Bancshares, Inc. (Banks)	43	1,447
First Midwest Bancorp, Inc. (Banks)	336	5,349
First Northwest Bancorp (Banks)	26	406
First of Long Island Corp. (Banks)	67	1,196
First Savings Financial Group, Inc. (Banks)	6	390
First United Corp. (Banks)	20	310
First Western Financial, Inc.* (Banks)	18	352
FirstCash, Inc. (Consumer Finance)	120	8,405
Fitbit, Inc.*—Class A (Electronic Equipment, Instruments & Components)	726	4,937
Five Prime Therapeutics, Inc.* (Biotechnology)	92	1,565
Five Star Senior Living* (Health Care Providers & Services)	56	386
Flagstar Bancorp, Inc. (Thrifts & Mortgage Finance)	142	5,788
Flexion Therapeutics, Inc.* (Biotechnology)	129	1,489
Fluent, Inc.* (Media)	123	653
Fluidigm Corp.* (Life Sciences Tools & Services)	218	1,308
Fluor Corp. (Construction & Engineering)	416	6,644
Flushing Financial Corp. (Banks)	87	1,448
FNCB Bancorp, Inc. (Banks)	50	320
Focus Financial Partners, Inc.* (Capital Markets)	93	4,046
Foghorn Therapeutics, Inc.* (Pharmaceuticals)	21	426
FONAR Corp.* (Health Care Equipment & Supplies)	19	330
Forestar Group, Inc.* (Real Estate Management & Development)	49	989
Forma Therapeutics Holdings, Inc.* (Biotechnology)	51	1,780
FormFactor, Inc.* (Semiconductors & Semiconductor Equipment)	228	9,809
Forrester Research, Inc.* (Professional Services)	33	1,383
Forterra, Inc.* (Construction Materials)	86	1,479
Fortress Biotech, Inc.* (Biotechnology)	197	624
Forward Air Corp. (Air Freight & Logistics)	81	6,224
Fossil Group, Inc.* (Textiles, Apparel & Luxury Goods)	138	1,196
Foundation Building Materials, Inc.* (Trading Companies & Distributors)	60	1,153
Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts)	217	6,460
Fox Factory Holding Corp.* (Auto Components)	122	12,896
Franchise Group, Inc. (Diversified Consumer Services)	64	1,949
Franklin Covey Co.* (Professional Services)	37	824
Franklin Electric Co., Inc. (Machinery)	136	9,413
Franklin Financial Services Corp. (Banks)	12	324
Franklin Street Properties Corp. (Equity Real Estate Investment Trusts)	306	1,337
Frank's International N.V.* (Energy Equipment & Services)	457	1,252
Frequency Therapeutics, Inc.*(a) (Biotechnology)	74	2,609
Fresh Del Monte Produce, Inc. (Food Products)	92	2,214
Freshpet, Inc.* (Food Products)	114	16,188
Front Yard Residential Corp. (Equity Real Estate Investment Trusts)	148	2,398
Frontline, Ltd.(a) (Oil, Gas & Consumable Fuels)	348	2,165
FRP Holdings, Inc.* (Real Estate Management & Development)	19	865
FS Bancorp, Inc. (Thrifts & Mortgage Finance)	11	603
FuelCell Energy, Inc.* (Electrical Equipment)	848	9,472
Fulcrum Therapeutics, Inc.* (Pharmaceuticals)	42	492
Fulgent Genetics, Inc.*(a) (Health Care Providers & Services)	40	2,084
Fulton Financial Corp. (Banks)	468	5,953
Funko, Inc.* (Distributors)	72	747
FutureFuel Corp. (Chemicals)	76	965
FVCBankcorp, Inc.* (Banks)	35	515
G1 Therapeutics, Inc.* (Biotechnology)	101	1,817
Gaia, Inc.* (Internet & Direct Marketing Retail)	36	356
Galectin Therapeutics, Inc.* (Biotechnology)	110	246
Galera Therapeutics, Inc.* (Biotechnology)	26	266
GAMCO Investors, Inc.—Class A (Capital Markets)	16	284
GameStop Corp.*(a)—Class A (Specialty Retail)	169	3,184
GAN, Ltd.* (Hotels, Restaurants & Leisure)	71	1,440
Gannett Co., Inc.* (Media)	392	1,317
Gatos Silver, Inc.* (Metals & Mining)	70	912
GATX Corp. (Trading Companies & Distributors)	103	8,568
GCP Applied Technologies, Inc.* (Chemicals)	144	3,406
Genasys, Inc.* (Communications Equipment)	98	639
Genco Shipping & Trading, Ltd. (Marine)	50	368
Gencor Industries, Inc.* (Machinery)	27	332
General Finance Corp.* (Trading Companies & Distributors)	30	255
Generation Bio Co.* (Biotechnology)	36	1,021
Genesco, Inc.* (Specialty Retail)	43	1,294
Genie Energy, Ltd.—Class B (Electric Utilities)	39	281
GenMark Diagnostics, Inc.* (Health Care Equipment & Supplies)	205	2,993
Genprex, Inc.* (Biotechnology)	86	357
Gentherm, Inc.* (Auto Components)	97	6,326
Genworth Financial, Inc.*—Class A (Insurance)	1,488	5,625
German American Bancorp, Inc. (Banks)	73	2,416
Geron Corp.* (Biotechnology)	847	1,347
Getty Realty Corp. (Equity Real Estate Investment Trusts)	103	2,837
Gibraltar Industries, Inc.* (Building Products)	96	6,906
G-III Apparel Group, Ltd.* (Textiles, Apparel & Luxury Goods)	130	3,086
Glacier Bancorp, Inc. (Banks)	283	13,020
Gladstone Commercial Corp. (Equity Real Estate Investment Trusts)	99	1,782
Gladstone Land Corp. (Equity Real Estate Investment Trusts)	63	922
Glatfelter Corp. (Paper & Forest Products)	129	2,113
Glaukos Corp.* (Health Care Equipment & Supplies)	126	9,483
Global Medical REIT, Inc. (Equity Real Estate Investment Trusts)	130	1,698
Global Net Lease, Inc. (Equity Real Estate Investment Trusts)	266	4,559
Global Water Resources, Inc. (Water Utilities)	38	548
Glu Mobile, Inc.* (Entertainment)	431	3,883
GlycoMimetics, Inc.* (Biotechnology)	109	410
GMS, Inc.* (Trading Companies & Distributors)	123	3,749
Gogo, Inc.*(a) (Wireless Telecommunication Services)	163	1,570
Golar LNG, Ltd.* (Oil, Gas & Consumable Fuels)	268	2,584
Golden Entertainment, Inc.* (Hotels, Restaurants & Leisure)	49	975
Goodrich Petroleum Corp.* (Oil, Gas & Consumable Fuels)	27	272
Goosehead Insurance, Inc. (Insurance)	39	4,866
GoPro, Inc.*—Class A (Household Durables)	361	2,989
Gorman-Rupp Co. (Machinery)	52	1,687
Gossamer Bio, Inc.* (Biotechnology)	167	1,615

See accompanying notes to financial statements.

246 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
GP Strategies Corp.* (Professional Services)	38	$451
Graham Corp. (Machinery)	28	425
Granite Construction, Inc. (Construction & Engineering)	138	3,686
Granite Point Mortgage Trust, Inc. (Mortgage Real Estate Investment Trusts)	161	1,608
Gray Television, Inc.* (Media)	256	4,580
Graybug Vision, Inc.*—Class I (Pharmaceuticals)	19	551
Great Ajax Corp. (Mortgage Real Estate Investment Trusts)	61	638
Great Lakes Dredge & Dock Corp.* (Construction & Engineering)	187	2,463
Great Southern Bancorp, Inc. (Banks)	32	1,565
Great Western Bancorp, Inc. (Banks)	163	3,407
Green Brick Partners, Inc.* (Household Durables)	70	1,607
Green Dot Corp.*—Class A (Consumer Finance)	152	8,482
Green Plains, Inc.* (Oil, Gas & Consumable Fuels)	101	1,330
Greene County Bancorp, Inc. (Thrifts & Mortgage Finance)	9	229
Greenhill & Co., Inc. (Capital Markets)	42	510
Greenlane Holdings, Inc.*—Class A (Distributors)	30	119
Greenlight Capital Re, Ltd.*—Class A (Insurance)	80	585
GreenSky, Inc.*—Class A (IT Services)	186	861
Greif, Inc.—Class A (Containers & Packaging)	76	3,563
Greif, Inc.—Class B (Containers & Packaging)	18	871
Grid Dynamics Holdings, Inc.* (IT Services)	80	1,008
Griffin Industrial Realty, Inc.* (Real Estate Management & Development)	10	625
Griffon Corp. (Building Products)	129	2,629
Gritstone Oncology, Inc.* (Biotechnology)	89	351
Group 1 Automotive, Inc. (Specialty Retail)	51	6,688
Groupon, Inc.* (Internet & Direct Marketing Retail)	69	2,622
GrowGeneration Corp.* (Specialty Retail)	109	4,384
GSI Technology, Inc.* (Semiconductors & Semiconductor Equipment)	49	363
GTT Communications, Inc.* (IT Services)	94	336
GTY Technology Holdings, Inc.* (Software)	131	679
Guaranty Bancshares, Inc. (Banks)	21	629
Guess?, Inc. (Specialty Retail)	117	2,647
GWG Holdings, Inc.* (Diversified Financial Services)	9	63
H&E Equipment Services, Inc. (Trading Companies & Distributors)	94	2,802
H.B. Fuller Co. (Chemicals)	152	7,886
Halozyme Therapeutics, Inc.* (Biotechnology)	392	16,742
Hamilton Beach Brands Holding Co.—Class A (Household Durables)	20	350
Hamilton Lane, Inc. (Capital Markets)	95	7,415
Hancock Whitney Corp. (Banks)	254	8,641
Hanger, Inc.* (Health Care Providers & Services)	109	2,397
Hanmi Financial Corp. (Banks)	90	1,021
Hannon Armstrong Sustainable Infrastructure Capital, Inc.—Class I (Mortgage Real Estate Investment Trusts)	217	13,765
HarborOne Bancorp, Inc. (Banks)	156	1,694
Harmonic, Inc.* (Communications Equipment)	283	2,091
Harmony Biosciences Holdings, Inc.* (Pharmaceuticals)	18	651
Harpoon Therapeutics, Inc.* (Biotechnology)	32	532
Harrow Health, Inc.* (Pharmaceuticals)	66	453
Harsco Corp.* (Machinery)	231	4,153
Harvard Bioscience, Inc.* (Life Sciences Tools & Services)	113	485
Haverty Furniture Cos., Inc. (Specialty Retail)	48	1,328
Hawaiian Holdings, Inc. (Airlines)	134	2,372
Hawkins, Inc. (Chemicals)	29	1,517
Hawthorn Bancshares, Inc. (Banks)	17	372
Haynes International, Inc. (Metals & Mining)	37	882
HBT Financial, Inc. (Banks)	29	439
HC2 Holdings, Inc.* (Construction & Engineering)	165	538
HCI Group, Inc. (Insurance)	18	941
Health Catalyst, Inc.* (Health Care Technology)	99	4,309
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	399	11,811
Healthcare Services Group, Inc. (Commercial Services & Supplies)	220	6,182
HealthEquity, Inc.* (Health Care Providers & Services)	222	15,476
HealthStream, Inc.* (Health Care Technology)	76	1,660
Heartland Express, Inc. (Road & Rail)	144	2,606
Heartland Financial USA, Inc. (Banks)	102	4,118
Hecla Mining Co. (Metals & Mining)	1,539	9,973
Heidrick & Struggles International, Inc. (Professional Services)	57	1,675
Helen of Troy, Ltd.* (Household Durables)	75	16,664
Helios Technologies, Inc. (Machinery)	92	4,903
Helix Energy Solutions Group, Inc.* (Energy Equipment & Services)	421	1,768
Hemisphere Media Group, Inc.* (Media)	48	497
Herc Holdings, Inc.* (Trading Companies & Distributors)	72	4,782
Heritage Commerce Corp. (Banks)	171	1,517
Heritage Financial Corp. (Banks)	106	2,479
Heritage Insurance Holdings, Inc. (Insurance)	74	750
Heritage-Crystal Clean, Inc.* (Commercial Services & Supplies)	46	969
Herman Miller, Inc. (Commercial Services & Supplies)	174	5,881
Heron Therapeutics, Inc.* (Biotechnology)	258	5,461
Hersha Hospitality Trust (Equity Real Estate Investment Trusts)	100	789
Heska Corp.* (Health Care Equipment & Supplies)	21	3,059
HF Foods Group, Inc.* (Food & Staples Retailing)	105	790
Hibbett Sports, Inc.* (Specialty Retail)	49	2,263
Hillenbrand, Inc. (Machinery)	219	8,716
Hilltop Holdings, Inc. (Banks)	213	5,860
Hilton Grand Vacations, Inc.* (Hotels, Restaurants & Leisure)	251	7,869
Hingham Institution For Savings The (Thrifts & Mortgage Finance)	4	864
HMS Holdings Corp.* (Health Care Technology)	260	9,555
HNI Corp. (Commercial Services & Supplies)	126	4,342
Home Bancorp, Inc. (Thrifts & Mortgage Finance)	22	616
Home BancShares, Inc. (Banks)	451	8,785
HomeStreet, Inc. (Thrifts & Mortgage Finance)	63	2,126
HomeTrust Bancshares, Inc. (Banks)	46	888
Homology Medicines, Inc.* (Biotechnology)	100	1,129
Hooker Furniture Corp. (Household Durables)	34	1,097
Hookipa Pharma, Inc.* (Biotechnology)	37	410

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 247

Common Stocks, continued

	Shares	Value
Hope Bancorp, Inc. (Banks)	346	$3,775
Horace Mann Educators Corp. (Insurance)	122	5,129
Horizon Bancorp, Inc. (Banks)	126	1,998
Hostess Brands, Inc.* (Food Products)	370	5,417
Houghton Mifflin Harcourt Co.* (Diversified Consumer Services)	311	1,036
Houlihan Lokey, Inc. (Capital Markets)	153	10,285
Howard Bancorp, Inc.* (Banks)	39	461
Hub Group, Inc.*—Class A (Air Freight & Logistics)	97	5,529
Hurco Cos., Inc. (Machinery)	18	540
Huron Consulting Group, Inc.* (Professional Services)	67	3,950
Hyster-Yale Materials Handling, Inc. (Machinery)	29	1,727
I3 Verticals, Inc.*—Class A (IT Services)	55	1,826
IBEX, Ltd.* (Commercial Services & Supplies)	15	281
iBio, Inc.* (Biotechnology)	531	558
iCAD, Inc.* (Health Care Technology)	59	779
ICF International, Inc. (Professional Services)	54	4,014
Ichor Holdings, Ltd.* (Semiconductors & Semiconductor Equipment)	66	1,990
Ideaya Biosciences, Inc.* (Biotechnology)	47	658
IDT Corp.*—Class B (Diversified Telecommunication Services)	58	717
IES Holdings, Inc.* (Construction & Engineering)	24	1,105
IGM Biosciences, Inc.* (Biotechnology)	21	1,854
iHeartMedia, Inc.*—Class A (Media)	180	2,336
II-VI, Inc.* (Electronic Equipment, Instruments & Components)	303	23,017
IMARA, Inc.* (Pharmaceuticals)	23	507
IMAX Corp.* (Entertainment)	146	2,631
Immersion Corp.* (Technology Hardware, Storage & Peripherals)	51	576
Immunic, Inc.* (Biotechnology)	16	245
ImmunoGen, Inc.* (Biotechnology)	545	3,515
Immunome, Inc.* (Biotechnology)	6	58
Immunovant, Inc.* (Biotechnology)	111	5,127
Impinj, Inc.* (Semiconductors & Semiconductor Equipment)	51	2,135
Inari Medical, Inc.* (Health Care Equipment & Supplies)	23	2,008
Independence Holding Co. (Insurance)	14	574
Independence Realty Trust, Inc. (Equity Real Estate Investment Trusts)	280	3,760
Independent Bank Corp. (Banks)	62	1,145
Independent Bank Corp. (Banks)	97	7,085
Independent Bank Group, Inc. (Banks)	109	6,815
Industrial Logistics Properties Trust (Equity Real Estate Investment Trusts)	191	4,448
Infinera Corp.* (Communications Equipment)	484	5,072
Information Services Group, Inc.* (IT Services)	106	348
InfuSystem Holdings, Inc.* (Health Care Providers & Services)	43	808
Ingevity Corp.* (Chemicals)	122	9,239
Ingles Markets, Inc. (Food & Staples Retailing)	42	1,792
Inhibrx, Inc.* (Biotechnology)	24	791
Innospec, Inc. (Chemicals)	72	6,533
Innovative Industrial Properties, Inc. (Equity Real Estate Investment Trusts)	64	11,721
Innoviva, Inc.* (Pharmaceuticals)	187	2,317
Inogen, Inc.* (Health Care Equipment & Supplies)	54	2,413
Inovalon Holdings, Inc.* (Health Care Technology)	220	3,997
Inovio Pharmaceuticals, Inc.*(a) (Biotechnology)	468	4,142
Inozyme Pharma, Inc.* (Biotechnology)	24	495
Inseego Corp.* (Communications Equipment)	207	3,202
Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	102	7,761
Insmed, Inc.* (Biotechnology)	299	9,954
Insperity, Inc. (Professional Services)	106	8,631
Inspire Medical Systems, Inc.* (Health Care Technology)	77	14,483
Installed Building Products, Inc.* (Household Durables)	67	6,829
Insteel Industries, Inc. (Building Products)	55	1,225
Integer Holdings Corp.* (Health Care Equipment & Supplies)	96	7,794
Intellia Therapeutics, Inc.* (Biotechnology)	148	8,051
Intellicheck, Inc.* (Electronic Equipment, Instruments & Components)	53	604
Intelligent Systems Corp.* (Software)	22	882
Inter Parfums, Inc. (Personal Products)	52	3,145
Intercept Pharmaceuticals, Inc.* (Biotechnology)	76	1,877
InterDigital, Inc. (Communications Equipment)	91	5,522
Interface, Inc. (Commercial Services & Supplies)	172	1,806
International Bancshares Corp. (Banks)	157	5,878
International Game Technology PLC (Hotels, Restaurants & Leisure)	293	4,963
International Money Express, Inc.* (IT Services)	84	1,304
International Seaways, Inc. (Oil, Gas & Consumable Fuels)	71	1,159
Intersect ENT, Inc.* (Pharmaceuticals)	96	2,198
Intevac, Inc.* (Technology Hardware, Storage & Peripherals)	69	497
Intra-Cellular Therapies, Inc.* (Pharmaceuticals)	196	6,233
Intrepid Potash, Inc.* (Chemicals)	28	676
IntriCon Corp.* (Health Care Equipment & Supplies)	25	453
Invacare Corp. (Health Care Equipment & Supplies)	100	895
Invesco Mortgage Capital, Inc.(a) (Mortgage Real Estate Investment Trusts)	539	1,822
Investar Holding Corp. (Banks)	29	480
Investors Bancorp, Inc. (Banks)	680	7,181
Investors Title Co. (Insurance)	4	612
Invitae Corp.* (Biotechnology)	340	14,215
iRadimed Corp.* (Health Care Equipment & Supplies)	17	388
iRhythm Technologies, Inc.* (Health Care Equipment & Supplies)	85	20,162
Iridium Communications, Inc.* (Diversified Telecommunication Services)	346	13,606
iRobot Corp.* (Household Durables)	81	6,503
Ironwood Pharmaceuticals, Inc.* (Biotechnology)	471	5,365
iStar, Inc. (Equity Real Estate Investment Trusts)	212	3,148
iTeos Therapeutics, Inc.* (Biotechnology)	33	1,116
Iteris, Inc.* (Electronic Equipment, Instruments & Components)	120	678
Itron, Inc.* (Electronic Equipment, Instruments & Components)	118	11,316
IVERIC bio, Inc.* (Biotechnology)	237	1,638
J & J Snack Foods Corp. (Food Products)	44	6,836
j2 Global, Inc.* (Software)	128	12,504
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	67	6,218

See accompanying notes to financial statements.

248 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
James River Group Holdings, Ltd. (Insurance)	88	$4,325
JELD-WEN Holding, Inc.* (Building Products)	200	5,072
John B Sanfilippo & Son, Inc. (Food Products)	26	2,050
John Bean Technologies Corp. (Machinery)	92	10,475
Johnson Outdoors, Inc.—Class A (Leisure Products)	15	1,689
Jounce Therapeutics, Inc.* (Biotechnology)	51	357
Kadant, Inc. (Machinery)	34	4,793
Kadmon Holdings, Inc.* (Biotechnology)	509	2,112
Kaiser Aluminum Corp. (Metals & Mining)	46	4,549
Kala Pharmaceuticals, Inc.* (Pharmaceuticals)	117	793
Kaleido Biosciences, Inc.* (Pharmaceuticals)	35	319
KalVista Pharmaceuticals, Inc.* (Biotechnology)	43	817
Kaman Corp.—Class A (Trading Companies & Distributors)	81	4,628
KAR Auction Services, Inc. (Commercial Services & Supplies)	381	7,090
Karuna Therapeutics, Inc.* (Biotechnology)	47	4,775
Karyopharm Therapeutics, Inc.* (Biotechnology)	207	3,204
KB Home (Household Durables)	260	8,715
KBR, Inc. (IT Services)	420	12,991
Kearny Financial Corp. (Thrifts & Mortgage Finance)	236	2,492
Kelly Services, Inc.—Class A (Professional Services)	99	2,036
Kennametal, Inc. (Machinery)	245	8,879
Kennedy-Wilson Holdings, Inc. (Real Estate Management & Development)	356	6,368
Keros Therapeutics, Inc.* (Biotechnology)	38	2,681
Kezar Life Sciences, Inc.* (Biotechnology)	92	480
Kforce, Inc. (Professional Services)	58	2,441
Kimball Electronics, Inc.* (Electronic Equipment, Instruments & Components)	71	1,135
Kimball International, Inc.—Class B (Commercial Services & Supplies)	106	1,267
Kindred Biosciences, Inc.* (Biotechnology)	110	474
Kiniksa Pharmaceuticals, Ltd.*—Class A (Biotechnology)	79	1,396
Kinsale Capital Group, Inc. (Insurance)	62	12,408
Kite Realty Group Trust (Equity Real Estate Investment Trusts)	245	3,665
KKR Real Estate Finance Trust, Inc. (Mortgage Real Estate Investment Trusts)	84	1,505
Knoll, Inc. (Commercial Services & Supplies)	148	2,173
Knowles Corp.* (Electronic Equipment, Instruments & Components)	261	4,810
Kodiak Sciences, Inc.* (Biotechnology)	95	13,956
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)	152	6,165
Koppers Holdings, Inc.* (Chemicals)	61	1,901
Korn Ferry (Professional Services)	161	7,004
Kosmos Energy, Ltd. (Oil, Gas & Consumable Fuels)	1,189	2,794
Kraton Corp.* (Chemicals)	92	2,557
Kratos Defense & Security Solutions, Inc.* (Aerospace & Defense)	358	9,820
Kronos Bio, Inc.* (Chemicals)	43	1,284
Kronos Worldwide, Inc. (Chemicals)	66	984
Krystal Biotech, Inc.* (Biotechnology)	40	2,400
Kura Oncology, Inc.* (Biotechnology)	181	5,911
Kura Sushi USA, Inc.*—Class A (Hotels, Restaurants & Leisure)	10	195
KVH Industries, Inc.* (Communications Equipment)	49	556
Kymera Therapeutics, Inc.* (Biotechnology)	30	1,860
L B Foster Co.*—Class A (Machinery)	30	452
La Jolla Pharmaceutical Co.* (Biotechnology)	53	206
Ladder Capital Corp. (Mortgage Real Estate Investment Trusts)	312	3,051
Laird Superfood, Inc.* (Food Products)	9	426
Lakeland Bancorp, Inc. (Banks)	144	1,829
Lakeland Financial Corp. (Banks)	73	3,911
Lakeland Industries, Inc.* (Textiles, Apparel & Luxury Goods)	23	627
Lancaster Colony Corp. (Food Products)	56	10,290
Landec Corp.* (Food Products)	76	825
Landmark Bancorp, Inc. (Banks)	12	274
Lands' End, Inc.* (Internet & Direct Marketing Retail)	34	733
Lannett Co., Inc.* (Pharmaceuticals)	97	632
Lantheus Holdings, Inc.* (Health Care Equipment & Supplies)	196	2,644
Lattice Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	401	18,373
Laureate Education, Inc.*—Class A (Diversified Consumer Services)	317	4,616
Lawson Products, Inc.* (Trading Companies & Distributors)	13	662
La-Z-Boy, Inc. (Household Durables)	131	5,219
LCI Industries (Auto Components)	73	9,466
LCNB Corp. (Banks)	36	529
Legacy Housing Corp.* (Household Durables)	24	363
Lemaitre Vascular, Inc. (Health Care Equipment & Supplies)	49	1,985
LendingClub Corp.* (Consumer Finance)	208	2,196
LENSAR, Inc.* (Health Care Equipment & Supplies)	22	160
Level One Bancorp, Inc. (Banks)	15	303
Lexicon Pharmaceuticals, Inc.*(a) (Biotechnology)	122	417
Lexington Realty Trust (Equity Real Estate Investment Trusts)	807	8,570
LGI Homes, Inc.* (Household Durables)	66	6,986
LHC Group, Inc.* (Health Care Providers & Services)	90	19,198
Liberty Latin America, Ltd.*—Class A (Media)	136	1,514
Liberty Latin America, Ltd.*—Class C (Media)	458	5,079
Liberty Media Corp-Liberty Braves*—Class A (Entertainment)	30	746
Liberty Media Corp-Liberty Braves*—Class C (Entertainment)	107	2,662
Liberty Oilfield Services, Inc. (Energy Equipment & Services)	218	2,248
Liberty TripAdvisor Holdings, Inc.*—Class A (Interactive Media & Services)	214	929
Lifetime Brands, Inc. (Household Durables)	36	547
Lifevantage Corp.* (Personal Products)	40	373
Ligand Pharmaceuticals, Inc.*(a)—Class B (Biotechnology)	43	4,276
Limelight Networks, Inc.* (IT Services)	349	1,393
Limestone Bancorp, Inc.* (Banks)	15	188
Limoneira Co. (Food Products)	48	799
Lindblad Expeditions Holdings, Inc.* (Hotels, Restaurants & Leisure)	76	1,301
Lindsay Corp. (Machinery)	32	4,111
Liquidia Technologies, Inc.* (Pharmaceuticals)	80	236
Liquidity Services, Inc.* (Internet & Direct Marketing Retail)	82	1,305

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 249

Common Stocks, continued

	Shares	Value
Lithia Motors, Inc.—Class A (Specialty Retail)	77	$22,537
LivaNova PLC* (Health Care Equipment & Supplies)	144	9,534
Live Oak Bancshares, Inc. (Banks)	84	3,987
Livent Corp.* (Chemicals)	433	8,158
LivePerson, Inc.* (Software)	184	11,450
LiveRamp Holdings, Inc.* (IT Services)	189	13,832
LiveXLive Media, Inc.* (Entertainment)	140	459
LogicBio Therapeutics, Inc.* (Biotechnology)	48	366
Loral Space & Communications, Inc. (Media)	38	798
Louisiana-Pacific Corp. (Paper & Forest Products)	324	12,043
LSI Industries, Inc. (Electrical Equipment)	76	651
LTC Properties, Inc. (Equity Real Estate Investment Trusts)	115	4,475
Lumber Liquidators Holdings, Inc.* (Specialty Retail)	84	2,582
Luminex Corp. (Life Sciences Tools & Services)	127	2,936
Luna Innovations, Inc.* (Electronic Equipment, Instruments & Components)	86	850
Luther Burbank Corp. (Thrifts & Mortgage Finance)	54	529
Luxfer Holdings PLC (Machinery)	81	1,330
Lydall, Inc.* (Machinery)	50	1,502
Lyra Therapeutics, Inc.* (Pharmaceuticals)	20	228
M.D.C Holdings, Inc. (Household Durables)	154	7,484
M/I Homes, Inc.* (Household Durables)	82	3,632
Macatawa Bank Corp. (Banks)	77	644
Mack-Cali Realty Corp. (Equity Real Estate Investment Trusts)	256	3,190
Mackinac Financial Corp. (Banks)	26	332
MACOM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	139	7,651
MacroGenics, Inc.* (Biotechnology)	162	3,703
Macy's, Inc. (Multiline Retail)	921	10,361
Madrigal Pharmaceuticals, Inc.* (Biotechnology)	26	2,890
Magellan Health, Inc.* (Health Care Providers & Services)	71	5,882
Magenta Therapeutics, Inc.* (Biotechnology)	61	478
Magnite, Inc.* (Internet & Direct Marketing Retail)	317	9,735
Magnolia Oil & Gas Corp.* (Oil, Gas & Consumable Fuels)	366	2,584
MainStreet Bancshares, Inc.* (Banks)	19	321
Malibu Boats, Inc.* (Leisure Products)	61	3,809
MannKind Corp.* (Biotechnology)	659	2,063
ManTech International Corp.—Class A (IT Services)	80	7,115
Marcus & Millichap, Inc.* (Real Estate Management & Development)	69	2,569
Marine Products Corp. (Leisure Products)	21	305
MarineMax, Inc.* (Specialty Retail)	61	2,137
Marinus Pharmaceuticals, Inc.* (Pharmaceuticals)	74	903
Marker Therapeutics, Inc.* (Biotechnology)	90	131
Marlin Business Services Corp. (Diversified Financial Services)	25	306
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	119	16,329
Marrone Bio Innovations, Inc.* (Chemicals)	205	256
Marten Transport, Ltd. (Road & Rail)	175	3,015
Masonite International Corp.* (Building Products)	72	7,080
MasTec, Inc.* (Construction & Engineering)	167	11,385
Mastech Digital, Inc.* (Professional Services)	12	191
MasterCraft Boat Holdings, Inc.* (Leisure Products)	55	1,366
Matador Resources Co.* (Oil, Gas & Consumable Fuels)	325	3,920
Materion Corp. (Metals & Mining)	60	3,823
Matrix Service Co.* (Energy Equipment & Services)	77	849
Matson, Inc. (Marine)	126	7,178
Matthews International Corp.—Class A (Commercial Services & Supplies)	90	2,646
Maui Land & Pineapple Co., Inc.* (Real Estate Management & Development)	20	231
MAX Holdings, Inc. (Real Estate Management & Development)	54	1,962
Maxar Technologies, Inc. (Aerospace & Defense)	180	6,946
Maxeon Solar Technologies, Ltd.* (Semiconductors & Semiconductor Equipment)	28	794
MAXIMUS, Inc. (IT Services)	180	13,173
MaxLinear, Inc.*—Class A (Semiconductors & Semiconductor Equipment)	202	7,714
Mayville Engineering Co., Inc.* (Metals & Mining)	22	295
MBIA, Inc.* (Insurance)	146	961
McGrath RentCorp (Commercial Services & Supplies)	71	4,764
MediaAlpha, Inc.*—Class A (Interactive Media & Services)	32	1,250
MediciNova, Inc.* (Biotechnology)	127	668
Medifast, Inc. (Personal Products)	33	6,480
MEDNAX, Inc.* (Health Care Providers & Services)	220	5,399
Medpace Holdings, Inc.* (Life Sciences Tools & Services)	81	11,275
MEI Pharma, Inc.* (Biotechnology)	323	853
MeiraGTx Holdings PLC* (Biotechnology)	62	939
Mercantile Bank Corp. (Banks)	47	1,277
Merchants Bancorp (Thrifts & Mortgage Finance)	26	718
Meredith Corp. (Media)	117	2,246
Meridian Bancorp, Inc. (Thrifts & Mortgage Finance)	138	2,058
Meridian Bioscience, Inc.* (Health Care Equipment & Supplies)	125	2,336
Meridian Corp. (Banks)	16	333
Merit Medical Systems, Inc.* (Health Care Equipment & Supplies)	160	8,882
Meritage Homes Corp.* (Household Durables)	110	9,110
Meritor, Inc.* (Machinery)	205	5,722
Mersana Therapeutics, Inc.* (Biotechnology)	157	4,178
Mesa Air Group, Inc.* (Airlines)	87	582
Mesa Laboratories, Inc. (Electronic Equipment, Instruments & Components)	14	4,013
Meta Financial Group, Inc. (Thrifts & Mortgage Finance)	98	3,583
Metacrine, Inc.* (Biotechnology)	19	149
Methode Electronics, Inc. (Electronic Equipment, Instruments & Components)	108	4,134
Metrocity Bankshares, Inc. (Banks)	51	735
Metropolitan Bank Holding Corp.* (Banks)	21	762
MFA Financial, Inc. (Mortgage Real Estate Investment Trusts)	1,335	5,193

See accompanying notes to financial statements.

250 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
MGE Energy, Inc. (Electric Utilities)	107	$7,493
MGP Ingredients, Inc. (Beverages)	38	1,788
MicroStrategy, Inc.*—Class A (Software)	22	8,548
Mid Penn Bancorp, Inc. (Banks)	20	438
Middlefield Banc Corp. (Banks)	18	405
Middlesex Water Co. (Water Utilities)	50	3,624
Midland States Bancorp, Inc. (Banks)	63	1,126
MidwestOne Financial Group, Inc. (Banks)	43	1,054
Milestone Scientific, Inc.* (Health Care Equipment & Supplies)	136	288
Miller Industries, Inc. (Machinery)	33	1,255
Mimecast, Ltd.* (Software)	168	9,549
Minerals Technologies, Inc. (Chemicals)	100	6,212
Minerva Neurosciences, Inc.* (Biotechnology)	104	243
Mirati Therapeutics, Inc.* (Biotechnology)	126	27,674
Mirum Pharmaceuticals, Inc.* (Biotechnology)	16	279
Misonix, Inc.* (Health Care Equipment & Supplies)	35	438
Mission Produce, Inc.* (Food Products)	21	316
Mistras Group, Inc.* (Professional Services)	53	411
Mitek System, Inc.* (Software)	120	2,134
MMA Capital Holdings, Inc.* (Thrifts & Mortgage Finance)	14	344
Model N, Inc.* (Software)	101	3,604
Modine Manufacturing Co.* (Auto Components)	146	1,834
Moelis & Co. (Capital Markets)	156	7,295
Molecular Templates, Inc.* (Biotechnology)	78	732
Monarch Casino & Resort, Inc.* (Hotels, Restaurants & Leisure)	37	2,265
MoneyGram International, Inc.* (IT Services)	183	1,000
Monmouth Real Estate Investment Corp.— Class A (Equity Real Estate Investment Trusts)	280	4,850
Monro, Inc. (Specialty Retail)	97	5,170
Montrose Environmental Group, Inc.* (Commercial Services & Supplies)	33	1,022
Moog, Inc.—Class A (Aerospace & Defense)	88	6,978
Morphic Holding, Inc.* (Biotechnology)	41	1,376
Motorcar Parts of America, Inc.* (Auto Components)	55	1,079
Movado Group, Inc.* (Textiles, Apparel & Luxury Goods)	46	765
Mr. Cooper Group, Inc.* (Thrifts & Mortgage Finance)	223	6,920
MRC Global, Inc.* (Trading Companies & Distributors)	232	1,538
MSG Networks, Inc.*—Class A (Media)	89	1,312
MTS Systems Corp. (Electronic Equipment, Instruments & Components)	57	3,315
Mueller Industries, Inc. (Machinery)	165	5,793
Mueller Water Products, Inc.—Class A (Machinery)	462	5,720
Murphy USA, Inc. (Specialty Retail)	80	10,470
Mustang Bio, Inc.* (Biotechnology)	148	560
MVB Financial Corp. (Banks)	29	658
Myers Industries, Inc. (Containers & Packaging)	106	2,203
MYR Group, Inc.* (Construction & Engineering)	48	2,885
Myriad Genetics, Inc.* (Biotechnology)	210	4,153
Nabors Industries, Ltd.*(a) (Energy Equipment & Services)	21	1,223
NACCO Industries, Inc.—Class A (Oil, Gas & Consumable Fuels)	11	289
NanoString Technologies, Inc.* (Life Sciences Tools & Services)	130	8,694
Nanthealth, Inc.* (Health Care Technology)	80	258
Nantkwest, Inc.*(a) (Biotechnology)	93	1,240
Napco Security Technologies, Inc.* (Electronic Equipment, Instruments & Components)	34	891
Natera, Inc.* (Biotechnology)	223	22,192
Nathan's Famous, Inc. (Hotels, Restaurants & Leisure)	8	442
National Bank Holdings Corp. (Banks)	87	2,850
National Bankshares, Inc. (Banks)	19	595
National Beverage Corp.(a) (Beverages)	35	2,972
National CineMedia, Inc. (Media)	184	684
National Energy Services Reunited Corp.* (Energy Equipment & Services)	61	606
National Health Investors, Inc. (Equity Real Estate Investment Trusts)	127	8,785
National Healthcare Corp. (Health Care Providers & Services)	37	2,457
National Presto Industries, Inc. (Aerospace & Defense)	15	1,326
National Research Corp. (Health Care Providers & Services)	40	1,710
National Storage Affiliates Trust (Equity Real Estate Investment Trusts)	185	6,666
National Vision Holdings, Inc.* (Specialty Retail)	237	10,734
National Western Life Group, Inc.—Class A (Insurance)	8	1,652
Natural Grocers by Vitamin Cottage, Inc. (Food & Staples Retailing)	27	371
Nature's Sunshine Products, Inc.* (Personal Products)	26	389
Natus Medical, Inc.* (Health Care Equipment & Supplies)	99	1,984
Nautilus, Inc.* (Leisure Products)	89	1,614
Navient Corp. (Consumer Finance)	543	5,332
Navistar International Corp.* (Machinery)	147	6,462
NBT Bancorp, Inc. (Banks)	125	4,013
Neenah, Inc. (Paper & Forest Products)	49	2,711
Nelnet, Inc.—Class A (Consumer Finance)	51	3,633
Nemaura Medical, Inc.* (Health Care Equipment & Supplies)	22	83
Neogen Corp.* (Health Care Equipment & Supplies)	156	12,370
NeoGenomics, Inc.* (Life Sciences Tools & Services)	309	16,637
Neoleukin Therapeutics, Inc.* (Biotechnology)	95	1,340
NeoPhotonics Corp.* (Semiconductors & Semiconductor Equipment)	146	1,327
Nesco Holdings, Inc.* (Trading Companies & Distributors)	39	287
NETGEAR, Inc.* (Communications Equipment)	88	3,575
NetScout Systems, Inc.* (Communications Equipment)	208	5,703
NETSTREIT Corp. (Equity Real Estate Investment Trusts)	39	760
Neubase Therapeutics, Inc.* (Biotechnology)	50	350
NeuroBo Pharmaceuticals, Inc.* (Biotechnology)	13	68
Nevro Corp.* (Health Care Equipment & Supplies)	100	17,309
New Jersey Resources Corp. (Gas Utilities)	281	9,990
New Senior Investment Group, Inc. (Equity Real Estate Investment Trusts)	242	1,254
New York Mortgage Trust, Inc. (Mortgage Real Estate Investment Trusts)	1,117	4,122
NewAge, Inc.* (Beverages)	279	734

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 251

Common Stocks, continued

	Shares	Value
Newmark Group, Inc. (Real Estate Management & Development)	427	$3,113
Newpark Resources, Inc.* (Energy Equipment & Services)	265	509
Nexpoint Residential Trust, Inc. (Equity Real Estate Investment Trusts)	65	2,750
NextCure, Inc.* (Biotechnology)	49	534
NextDecade Corp.* (Oil, Gas & Consumable Fuels)	62	130
NextGen Healthcare, Inc.* (Health Care Technology)	165	3,010
NexTier Oilfield Solutions, Inc.* (Energy Equipment & Services)	477	1,641
NGM Biopharmaceuticals, Inc.* (Pharmaceuticals)	70	2,121
NI Holdings, Inc.* (Insurance)	27	443
NIC, Inc. (IT Services)	194	5,011
Nicolet Bankshares, Inc.* (Banks)	27	1,791
Nkarta, Inc.* (Biotechnology)	48	2,951
NL Industries, Inc. (Commercial Services & Supplies)	25	120
nLight, Inc.* (Electronic Equipment, Instruments & Components)	104	3,396
NMI Holdings, Inc.*—Class A (Thrifts & Mortgage Finance)	243	5,504
NN, Inc.* (Machinery)	124	815
Noodles & Co.* (Hotels, Restaurants & Leisure)	92	727
Nordic American Tankers, Ltd. (Oil, Gas & Consumable Fuels)	435	1,283
Northeast Bank (Banks)	22	495
Northfield Bancorp, Inc. (Thrifts & Mortgage Finance)	141	1,739
Northrim Bancorp, Inc. (Banks)	18	611
Northwest Bancshares, Inc. (Thrifts & Mortgage Finance)	346	4,408
Northwest Natural Holding Co. (Gas Utilities)	90	4,139
Northwest Pipe Co.* (Construction & Engineering)	28	792
NorthWestern Corp. (Multi-Utilities)	150	8,747
Norwood Financial Corp. (Banks)	17	445
Novagold Resources, Inc.* (Metals & Mining)	701	6,779
Novanta, Inc.* (Electronic Equipment, Instruments & Components)	101	11,940
Novavax, Inc.* (Biotechnology)	182	20,294
NOW, Inc.* (Trading Companies & Distributors)	323	2,319
Nurix Therapeutics, Inc.* (Biotechnology)	34	1,118
NuVasive, Inc.* (Health Care Equipment & Supplies)	152	8,562
NV5 Global, Inc.* (Construction & Engineering)	32	2,521
NVE Corp. (Semiconductors & Semiconductor Equipment)	14	787
Nymox Pharmaceutical Corp.* (Biotechnology)	125	310
Oak Valley Bancorp (Banks)	20	332
Oceaneering International, Inc.* (Energy Equipment & Services)	293	2,329
Oceanfirst Financial Corp. (Thrifts & Mortgage Finance)	175	3,260
Oconee Federal Financial Corp. (Thrifts & Mortgage Finance)	3	76
Ocular Therapeutix, Inc.* (Pharmaceuticals)	202	4,181
Odonate Therapeutics, Inc.* (Pharmaceuticals)	46	883
Office Properties Income Trust (Equity Real Estate Investment Trusts)	141	3,204
OFG Bancorp (Banks)	149	2,762
Ohio Valley Banc Corp. (Banks)	13	307
O-I Glass, Inc. (Containers & Packaging)	462	5,498
Oil States International, Inc.* (Energy Equipment & Services)	178	894
Oil-Dri Corp. of America (Household Products)	15	511
Old National Bancorp (Banks)	484	8,015
Old Second Bancorp, Inc. (Banks)	84	848
Olympic Steel, Inc. (Metals & Mining)	27	360
Omega Flex, Inc. (Machinery)	9	1,314
Omeros Corp.*(a) (Pharmaceuticals)	174	2,486
Omnicell, Inc.* (Health Care Technology)	125	15,002
Oncocyte Corp.* (Biotechnology)	185	442
Oncorus, Inc.* (Biotechnology)	20	647
ONE Gas, Inc. (Gas Utilities)	155	11,899
One Liberty Properties, Inc. (Equity Real Estate Investment Trusts)	47	943
OneSpan, Inc.* (Software)	98	2,027
OneSpaWorld Holdings, Ltd. (Diversified Consumer Services)	133	1,349
Onewater Marine, Inc.* (Specialty Retail)	25	727
Onto Innovation, Inc.* (Semiconductors & Semiconductor Equipment)	140	6,657
Ontrak, Inc.* (Health Care Providers & Services)	24	1,483
Ooma, Inc.* (Diversified Telecommunication Services)	62	893
OP Bancorp (Thrifts & Mortgage Finance)	36	277
OPKO Health, Inc.* (Biotechnology)	1,173	4,633
Oportun Financial Corp.* (Consumer Finance)	58	1,123
Oppenheimer Holdings, Inc.—Class A (Capital Markets)	27	849
OptimizeRx Corp.* (Health Care Technology)	44	1,371
Optinose, Inc.* (Pharmaceuticals)	103	426
Option Care Health, Inc.* (Health Care Providers & Services)	130	2,033
OraSure Technologies, Inc.* (Health Care Equipment & Supplies)	210	2,223
ORBCOMM, Inc.* (Diversified Telecommunication Services)	218	1,618
Orchid Island Capital, Inc. (Mortgage Real Estate Investment Trusts)	205	1,070
Organogenesis Holdings, Inc.* (Biotechnology)	71	535
Orgenesis, Inc.* (Biotechnology)	56	252
ORIC Pharmaceuticals, Inc.* (Biotechnology)	66	2,234
Origin Bancorp, Inc. (Banks)	65	1,805
Orion Energy Systems, Inc.* (Electrical Equipment)	80	790
Orion Engineered Carbons SA (Chemicals)	178	3,051
Ormat Technologies, Inc. (Independent Power and Renewable Electricity Producers)	118	10,653
Orrstown Financial Services, Inc. (Banks)	32	530
Orthofix Medical, Inc.* (Health Care Equipment & Supplies)	55	2,364
OrthoPediatrics Corp.* (Health Care Equipment & Supplies)	39	1,609
OSI Systems, Inc.* (Electronic Equipment, Instruments & Components)	50	4,661
Osmotica Pharmaceuticals PLC* (Pharmaceuticals)	37	152
Otter Tail Corp. (Electric Utilities)	120	5,113
Outset Medical, Inc.*—Class I (Health Care Equipment & Supplies)	29	1,648
Overseas Shipholding Group, Inc.*—Class A (Oil, Gas & Consumable Fuels)	195	417
Overstock.com, Inc.* (Internet & Direct Marketing Retail)	126	6,044
Ovid Therapeutics, Inc.* (Biotechnology)	140	323

See accompanying notes to financial statements.

252 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)	772	$11,086
Owens & Minor, Inc. (Health Care Providers & Services)	214	5,789
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	48	3,144
Oyster Point Pharma, Inc.* (Biotechnology)	18	339
Pacific Biosciences of California, Inc.* (Life Sciences Tools & Services)	521	13,515
Pacific Premier Bancorp, Inc. (Banks)	236	7,394
Pacira BioSciences, Inc.* (Pharmaceuticals)	126	7,540
Pactiv Evergreen, Inc.* (Containers & Packaging)	117	2,122
PAE, Inc.* (Aerospace & Defense)	174	1,597
Palomar Holdings, Inc.* (Insurance)	60	5,330
PAM Transportation Services, Inc.* (Road & Rail)	5	245
Pandion Therapeutics, Inc.* (Biotechnology)	22	327
Pangaea Logistics Solutions, Ltd.* (Marine)	31	86
Papa John's International, Inc. (Hotels, Restaurants & Leisure)	97	8,230
Par Pacific Holdings, Inc.* (Oil, Gas & Consumable Fuels)	118	1,650
PAR Technology Corp.* (Electronic Equipment, Instruments & Components)	56	3,516
Paratek Pharmaceuticals, Inc.* (Pharmaceuticals)	129	808
Park Aerospace Corp. (Aerospace & Defense)	58	778
Park City Group, Inc.* (Software)	36	172
Park National Corp. (Banks)	42	4,410
Parke BanCorp, Inc. (Banks)	31	484
Park-Ohio Holdings Corp. (Machinery)	26	803
Parsons Corp.* (Aerospace & Defense)	66	2,403
Partners Bancorp (Banks)	29	189
Passage Bio, Inc.* (Biotechnology)	73	1,867
Patrick Industries, Inc. (Building Products)	66	4,511
Patterson Cos., Inc. (Health Care Providers & Services)	250	7,408
Patterson-UTI Energy, Inc. (Energy Equipment & Services)	540	2,840
PAVmed, Inc.* (Health Care Equipment & Supplies)	113	240
Paysign, Inc.* (IT Services)	92	427
PBF Energy, Inc.—Class A (Oil, Gas & Consumable Fuels)	284	2,016
PC Connection, Inc. (Electronic Equipment, Instruments & Components)	33	1,561
PCB BanCorp (Banks)	37	374
PCSB Financial Corp. (Thrifts & Mortgage Finance)	42	669
PCTEL, Inc. (Communications Equipment)	53	348
PDC Energy, Inc.* (Oil, Gas & Consumable Fuels)	294	6,036
PDF Solutions, Inc.* (Semiconductors & Semiconductor Equipment)	85	1,836
PDL Community Bancorp* (Thrifts & Mortgage Finance)	22	231
Peabody Energy Corp.* (Oil, Gas & Consumable Fuels)	185	446
Peapack Gladstone Financial Corp. (Banks)	54	1,229
Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts)	384	7,219
Penn National Gaming, Inc.* (Hotels, Restaurants & Leisure)	460	39,731
Penn Virginia Corp.* (Oil, Gas & Consumable Fuels)	40	406
Penns Woods Bancorp, Inc. (Banks)	20	520
Pennymac Financial Services, Inc. (Thrifts & Mortgage Finance)	125	8,203
PennyMac Mortgage Investment Trust (Mortgage Real Estate Investment Trusts)	289	5,084
Peoples Bancorp of North Carolina, Inc. (Banks)	13	299
Peoples Bancorp, Inc. (Banks)	54	1,463
Peoples Financial Services Corp. (Banks)	20	735
Perdoceo Education Corp.* (Diversified Consumer Services)	204	2,577
Perficient, Inc.* (IT Services)	96	4,574
Performance Food Group Co.* (Food & Staples Retailing)	386	18,376
Personalis, Inc.* (Life Sciences Tools & Services)	71	2,599
Perspecta, Inc. (IT Services)	411	9,897
Petiq, Inc.* (Health Care Providers & Services)	63	2,422
PetMed Express, Inc.(a) (Internet & Direct Marketing Retail)	58	1,859
PFSweb, Inc.* (IT Services)	47	316
PGT Innovations, Inc.* (Building Products)	168	3,417
PhaseBio Pharmaceuticals, Inc.* (Biotechnology)	45	151
Phathom Pharmaceuticals, Inc.* (Pharmaceuticals)	32	1,063
Phibro Animal Health Corp.—Class A (Pharmaceuticals)	60	1,165
Photronics, Inc.* (Semiconductors & Semiconductor Equipment)	186	2,076
Phreesia, Inc.* (Health Care Technology)	98	5,317
Physicians Realty Trust (Equity Real Estate Investment Trusts)	616	10,965
PICO Holdings, Inc.* (Commercial Services & Supplies)	49	458
Piedmont Office Realty Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	372	6,038
Pieris Pharmaceuticals, Inc.* (Biotechnology)	157	393
Ping Identity Holding Corp.* (Software)	109	3,122
Pioneer Bancorp, Inc.* (Thrifts & Mortgage Finance)	34	359
Piper Sandler Cos. (Capital Markets)	51	5,146
Pitney Bowes, Inc. (Commercial Services & Supplies)	511	3,148
Pixelworks, Inc.* (Semiconductors & Semiconductor Equipment)	120	338
PJT Partners, Inc.—Class A (Capital Markets)	69	5,192
Plantronics, Inc. (Communications Equipment)	102	2,757
PlayAGS, Inc.* (Hotels, Restaurants & Leisure)	78	562
Plexus Corp.* (Electronic Equipment, Instruments & Components)	85	6,648
Pliant Therapeutics, Inc.* (Pharmaceuticals)	31	704
Plug Power, Inc.* (Electrical Equipment)	1,105	37,470
Plumas BanCorp (Banks)	14	329
Plymouth Industrial REIT, Inc. (Equity Real Estate Investment Trusts)	72	1,080
PMV Pharmaceuticals, Inc.* (Pharmaceuticals)	40	2,460
PNM Resources, Inc. (Electric Utilities)	234	11,356
Portland General Electric Co. (Electric Utilities)	265	11,334
Poseida Therapeutics, Inc.* (Biotechnology)	40	439
PotlatchDeltic Corp. (Equity Real Estate Investment Trusts)	193	9,654
Powell Industries, Inc. (Electrical Equipment)	26	767
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	174	14,243

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 253

Common Stocks, continued

	Shares	Value
Powerfleet, Inc.* (Electronic Equipment, Instruments & Components)	84	$624
PQ Group Holdings, Inc. (Chemicals)	113	1,611
PRA Group, Inc.* (Consumer Finance)	133	5,275
Praxis Precision Medicines, Inc.* (Biotechnology)	33	1,816
Precigen, Inc.* (Biotechnology)	195	1,989
Precision BioSciences, Inc.* (Biotechnology)	137	1,143
Preferred Apartment Communities, Inc.—Class A (Equity Real Estate Investment Trusts)	140	1,036
Preferred Bank (Banks)	41	2,069
Preformed Line Products Co. (Electrical Equipment)	9	616
Prelude Therapeutics, Inc.* (Biotechnology)	27	1,932
Premier Financial Bancorp, Inc. (Banks)	38	505
Premier Financial Corp. (Thrifts & Mortgage Finance)	109	2,507
Prestige Consumer Healthcare, Inc.* (Pharmaceuticals)	148	5,161
Prevail Therapeutics, Inc.* (Biotechnology)	42	969
PriceSmart, Inc. (Food & Staples Retailing)	67	6,103
PrimeEnergy Resources Corp.* (Oil, Gas & Consumable Fuels)	2	86
Primo Water Corp. (Beverages)	461	7,227
Primoris Services Corp. (Construction & Engineering)	142	3,921
Priority Technology Holdings, Inc.* (IT Services)	23	162
ProAssurance Corp. (Insurance)	158	2,811
Professional Holding Corp.*—Class A (Banks)	33	509
PROG Holdings, Inc. (Consumer Finance)	199	10,721
Progenity, Inc.* (Health Care Providers & Services)	10	53
Progress Software Corp. (Software)	132	5,965
Progyny, Inc.* (Health Care Providers & Services)	79	3,349
ProPetro Holding Corp.* (Energy Equipment & Services)	236	1,744
PROS Holdings, Inc.* (Software)	116	5,889
ProSight Global, Inc.* (Insurance)	27	346
Protagonist Therapeutics, Inc.* (Biotechnology)	93	1,875
Protara Therapeutics, Inc.* (Biotechnology)	11	266
Protective Insurance Corp.—Class B (Insurance)	26	356
Prothena Corp. PLC* (Biotechnology)	91	1,093
Proto Labs, Inc.* (Machinery)	79	12,118
Provention Bio, Inc.* (Pharmaceuticals)	140	2,372
Provident BanCorp, Inc. (Thrifts & Mortgage Finance)	50	600
Provident Financial Holdings, Inc. (Thrifts & Mortgage Finance)	18	283
Provident Financial Services, Inc. (Thrifts & Mortgage Finance)	212	3,808
Prudential Bancorp, Inc. (Thrifts & Mortgage Finance)	24	332
PS Business Parks, Inc. (Equity Real Estate Investment Trusts)	59	7,839
PTC Therapeutics, Inc.* (Biotechnology)	182	11,107
Pulmonx Corp.* (Health Care Equipment & Supplies)	34	2,347
Pulse Biosciences, Inc.* (Health Care Equipment & Supplies)	40	954
Puma Biotechnology, Inc.* (Biotechnology)	91	934
Pure Cycle Corp.* (Water Utilities)	57	640
Purple Innovation, Inc.* (Household Durables)	49	1,614
Pzena Investment Management, Inc.—Class A (Capital Markets)	50	365
Q2 Holdings, Inc.* (Software)	148	18,727
QAD, Inc. (Software)	35	2,211
QCR Holdings, Inc. (Banks)	44	1,742
QTS Realty Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	189	11,695
Quad/Graphics, Inc. (Commercial Services & Supplies)	98	374
Quaker Chemical Corp. (Chemicals)	39	9,882
Qualys, Inc.* (Software)	100	12,187
Quanex Building Products Corp. (Building Products)	97	2,150
Quanterix Corp.* (Life Sciences Tools & Services)	62	2,883
Quantum Corp.* (Technology Hardware, Storage & Peripherals)	88	539
QuinStreet, Inc.* (Interactive Media & Services)	142	3,044
Quotient Technology, Inc.* (Internet & Direct Marketing Retail)	256	2,412
Quotient, Ltd.* (Health Care Equipment & Supplies)	214	1,115
R1 RCM, Inc.* (Health Care Providers & Services)	320	7,686
Rackspace Technology, Inc.* (IT Services)	100	1,906
Radian Group, Inc. (Thrifts & Mortgage Finance)	565	11,441
Radiant Logistics, Inc.* (Air Freight & Logistics)	115	667
Radius Health, Inc.* (Biotechnology)	134	2,393
RadNet, Inc.* (Health Care Providers & Services)	128	2,505
Rafael Holdings, Inc.*—Class B (Real Estate Management & Development)	27	630
Rambus, Inc.* (Semiconductors & Semiconductor Equipment)	334	5,832
Range Resources Corp.* (Oil, Gas & Consumable Fuels)	632	4,234
Ranpak Holdings Corp.* (Containers & Packaging)	85	1,142
Rapid7, Inc.* (Software)	152	13,704
RAPT Therapeutics, Inc.* (Biotechnology)	32	632
Raven Industries, Inc. (Industrial Conglomerates)	105	3,474
Rayonier Advanced Materials, Inc.* (Chemicals)	183	1,193
RBB Bancorp (Banks)	49	754
RBC Bearings, Inc.* (Machinery)	73	13,069
RCI Hospitality Holdings, Inc. (Hotels, Restaurants & Leisure)	25	986
Ready Capital Corp. (Mortgage Real Estate Investment Trusts)	123	1,531
Realogy Holdings Corp.* (Real Estate Management & Development)	338	4,435
Recro Pharma, Inc.* (Biotechnology)	57	162
Red River Bancshares, Inc. (Banks)	15	743
Red Robin Gourmet Burgers, Inc.* (Hotels, Restaurants & Leisure)	46	885
Red Rock Resorts, Inc.—Class A (Hotels, Restaurants & Leisure)	194	4,858
Red Violet, Inc.* (Professional Services)	20	522
Redfin Corp.* (Real Estate Management & Development)	294	20,176
Redwood Trust, Inc. (Mortgage Real Estate Investment Trusts)	330	2,897
REGENXBIO, Inc.* (Biotechnology)	100	4,536
Regional Management Corp. (Consumer Finance)	25	747
Regis Corp.* (Diversified Consumer Services)	69	634
Relay Therapeutics, Inc.* (Biotechnology)	95	3,948

See accompanying notes to financial statements.

254 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Reliant Bancorp, Inc. (Banks)	44	$819
Relmada Therapeutics, Inc.* (Pharmaceuticals)	43	1,379
Renasant Corp. (Banks)	161	5,422
Renewable Energy Group, Inc.* (Oil, Gas & Consumable Fuels)	113	8,003
Rent-A-Center, Inc. (Specialty Retail)	143	5,475
Repay Holdings Corp.* (IT Services)	180	4,905
Replimune Group, Inc.* (Biotechnology)	70	2,671
Repro-Med Systems, Inc.* (Health Care Equipment & Supplies)	79	476
Republic Bancorp, Inc.—Class A (Banks)	29	1,046
Republic First Bancorp, Inc.* (Banks)	134	382
Research Frontiers, Inc.* (Electronic Equipment, Instruments & Components)	78	219
Resideo Technologies, Inc.* (Building Products)	416	8,844
Resonant, Inc.* (Communications Equipment)	150	398
Resources Connection, Inc. (Professional Services)	90	1,131
Retail Opportunity Investments Corp. (Equity Real Estate Investment Trusts)	341	4,566
Retail Properties of America, Inc. (Equity Real Estate Investment Trusts)	633	5,418
Retail Value, Inc. (Equity Real Estate Investment Trusts)	48	714
Retractable Technologies, Inc.* (Health Care Equipment & Supplies)	40	430
REV Group, Inc. (Machinery)	81	714
Revance Therapeutics, Inc.* (Pharmaceuticals)	186	5,271
Revlon, Inc.*—Class A (Personal Products)	20	238
REVOLUTION Medicines, Inc.* (Biotechnology)	114	4,513
REX American Resources Corp.* (Oil, Gas & Consumable Fuels)	16	1,176
Rexnord Corp. (Machinery)	355	14,018
RGC Resources, Inc. (Gas Utilities)	22	523
RH* (Specialty Retail)	47	21,033
Rhythm Pharmaceuticals, Inc.* (Biotechnology)	99	2,943
Ribbon Communications, Inc.* (Communications Equipment)	201	1,319
Richmond Mutual Bancorp, Inc. (Banks)	36	492
Rigel Pharmaceuticals, Inc.* (Biotechnology)	501	1,754
Rimini Street, Inc.* (Software)	68	301
Rite Aid Corp.* (Food & Staples Retailing)	161	2,549
Riverview Bancorp, Inc. (Thrifts & Mortgage Finance)	62	326
RLI Corp. (Insurance)	117	12,186
RLJ Lodging Trust (Equity Real Estate Investment Trusts)	484	6,849
Rocket Pharmaceuticals, Inc.* (Biotechnology)	100	5,484
Rockwell Medical, Inc.* (Health Care Equipment & Supplies)	205	207
Rocky Brands, Inc. (Textiles, Apparel & Luxury Goods)	20	561
Rogers Corp.* (Electronic Equipment, Instruments & Components)	55	8,541
RPC, Inc.* (Energy Equipment & Services)	169	532
RPT Realty (Equity Real Estate Investment Trusts)	238	2,059
Rubius Therapeutics, Inc.* (Biotechnology)	106	805
Rush Enterprises, Inc.—Class A (Trading Companies & Distributors)	121	5,012
Rush Enterprises, Inc.—Class B (Trading Companies & Distributors)	20	758
Ruth’s Hospitality Group, Inc. (Hotels, Restaurants & Leisure)	96	1,702
Ryerson Holding Corp.* (Metals & Mining)	47	641
Ryman Hospitality Properties, Inc.—Class I (Equity Real Estate Investment Trusts)	149	10,096
S&T Bancorp, Inc. (Banks)	114	2,832
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts)	606	10,526
Safe Bulkers, Inc.* (Marine)	153	199
Safeguard Scientifics, Inc.* (Capital Markets)	58	370
Safehold, Inc. (Equity Real Estate Investment Trusts)	53	3,842
Safety Insurance Group, Inc. (Insurance)	42	3,272
Saga Communications, Inc.—Class A (Media)	11	264
Saia, Inc.* (Road & Rail)	78	14,101
Sailpoint Technologies Holding, Inc.* (Software)	260	13,842
Salisbury Bancorp, Inc. (Banks)	7	261
Sally Beauty Holdings, Inc.* (Specialty Retail)	333	4,342
Sanderson Farms, Inc. (Food Products)	59	7,800
Sandy Spring Bancorp, Inc. (Banks)	136	4,378
Sangamo Therapeutics, Inc.* (Biotechnology)	340	5,306
Sanmina Corp.* (Electronic Equipment, Instruments & Components)	189	6,027
Sapiens International Corp. N.V. (Software)	81	2,479
Satsuma Pharmaceuticals, Inc.* (Pharmaceuticals)	27	124
Saul Centers, Inc. (Equity Real Estate Investment Trusts)	35	1,109
Savara, Inc.* (Biotechnology)	142	163
SB Financial Group, Inc. (Banks)	21	384
ScanSource, Inc.* (Electronic Equipment, Instruments & Components)	75	1,979
Schnitzer Steel Industries, Inc.—Class A (Metals & Mining)	76	2,425
Scholar Rock Holding Corp.* (Biotechnology)	75	3,640
Scholastic Corp. (Media)	86	2,150
Schrodinger, Inc.* (Health Care Technology)	89	7,047
Schweitzer-Mauduit International, Inc. (Paper & Forest Products)	92	3,699
Scientific Games Corp.*—Class A (Hotels, Restaurants & Leisure)	168	6,970
Scorpio Bulkers, Inc. (Marine)	27	457
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	149	1,667
scPharmaceuticals, Inc.* (Pharmaceuticals)	21	111
Sculptor Capital Management, Inc. (Capital Markets)	55	836
SeaChange International, Inc.* (Software)	89	125
Seacoast Banking Corp.* (Banks)	152	4,476
SEACOR Holdings, Inc.* (Energy Equipment & Services)	57	2,363
SeaSpine Holdings Corp.* (Health Care Equipment & Supplies)	78	1,361
SeaWorld Entertainment, Inc.* (Hotels, Restaurants & Leisure)	150	4,739
SecureWorks Corp.*—Class A (Software)	26	370
Security National Financial Corp.*—Class A (Thrifts & Mortgage Finance)	28	234
Select Bancorp, Inc.* (Banks)	46	436
Select Energy Services, Inc.* (Energy Equipment & Services)	174	713
Select Medical Holdings Corp.* (Health Care Providers & Services)	320	8,851
Selecta Biosciences, Inc.* (Biotechnology)	200	606
Selective Insurance Group, Inc. (Insurance)	174	11,655
Selectquote, Inc.* (Insurance)	92	1,909
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	190	13,696

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 255

Common Stocks, continued

	Shares	Value
Seneca Foods Corp.*—Class A (Food Products)	19	$758
Sensient Technologies Corp. (Chemicals)	125	9,221
Seres Therapeutics, Inc.* (Biotechnology)	163	3,994
Seritage Growth Properties*(a)—Class A (Equity Real Estate Investment Trusts)	100	1,468
Service Properties Trust (Equity Real Estate Investment Trusts)	484	5,561
ServiceSource International, Inc.* (IT Services)	260	458
ServisFirst Bancshares, Inc. (Banks)	144	5,802
SFL Corp., Ltd. (Oil, Gas & Consumable Fuels)	279	1,752
Shake Shack, Inc.*—Class A (Hotels, Restaurants & Leisure)	103	8,732
Sharps Compliance Corp.* (Health Care Providers & Services)	42	397
Shattuck Labs, Inc.* (Biotechnology)	39	2,044
Shenandoah Telecommunications Co. (Wireless Telecommunication Services)	142	6,141
Shockwave Medical, Inc.* (Health Care Equipment & Supplies)	84	8,712
Shoe Carnival, Inc. (Specialty Retail)	27	1,058
Shore Bancshares, Inc. (Banks)	35	511
ShotSpotter, Inc.* (Software)	24	905
Shutterstock, Inc. (Internet & Direct Marketing Retail)	65	4,661
SI-BONE, Inc.* (Health Care Equipment & Supplies)	85	2,542
Siebert Financial Corp.* (Capital Markets)	34	143
Sientra, Inc.* (Health Care Equipment & Supplies)	137	533
Sierra Bancorp (Banks)	42	1,005
SIGA Technologies, Inc.* (Pharmaceuticals)	154	1,120
Signet Jewelers, Ltd. (Specialty Retail)	154	4,200
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	128	16,299
Silk Road Medical, Inc.*(a) (Health Care Equipment & Supplies)	81	5,101
Silvercrest Asset Management Group, Inc.— Class A (Capital Markets)	28	389
Silvergate Capital Corp.*—Class A (Banks)	46	3,418
Simmons First National Corp.—Class A (Banks)	319	6,887
Simpson Manufacturing Co., Inc. (Building Products)	129	12,055
Simulations Plus, Inc. (Health Care Technology)	41	2,949
Sinclair Broadcast Group, Inc.—Class A (Media)	130	4,141
SITE Centers Corp. (Equity Real Estate Investment Trusts)	452	4,574
Siteone Landscape Supply, Inc.* (Trading Companies & Distributors)	130	20,621
SiTime Corp.* (Semiconductors & Semiconductor Equipment)	27	3,022
SJW Corp. (Water Utilities)	78	5,410
Skyline Champion Corp.* (Household Durables)	155	4,796
SkyWest, Inc. (Airlines)	145	5,845
Sleep Number Corp.* (Specialty Retail)	80	6,549
SM Energy Co. (Oil, Gas & Consumable Fuels)	337	2,062
SMART Global Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	42	1,580
SmartFinancial, Inc. (Banks)	41	744
Smith & Wesson Brands, Inc. (Leisure Products)	163	2,893
Smith Micro Software, Inc.* (Software)	101	547
Solaris Oilfield Infrastructure, Inc. (Energy Equipment & Services)	85	692
Soleno Therapeutics, Inc.* (Biotechnology)	176	340
Solid Biosciences, Inc.* (Biotechnology)	83	629
Soliton, Inc.* (Health Care Equipment & Supplies)	21	161
Sonic Automotive, Inc.—Class A (Specialty Retail)	69	2,661
Sonos, Inc.* (Household Durables)	238	5,567
Sorrento Therapeutics, Inc.*(a) (Biotechnology)	738	5,037
South Jersey Industries, Inc. (Gas Utilities)	297	6,400
South Plains Financial, Inc. (Banks)	31	587
South State Corp. (Banks)	206	14,893
Southern First Bancshares, Inc.* (Banks)	21	742
Southern Missouri Bancorp, Inc. (Thrifts & Mortgage Finance)	23	700
Southern National Bancorp of Virginia, Inc. (Banks)	58	702
Southside Bancshares, Inc. (Banks)	93	2,886
Southwest Gas Holdings, Inc. (Gas Utilities)	165	10,024
Southwestern Energy Co.* (Oil, Gas & Consumable Fuels)	1,909	5,689
SP Plus Corp.* (Commercial Services & Supplies)	68	1,960
Spark Energy, Inc.—Class A (Electric Utilities)	35	335
SpartanNash Co. (Food & Staples Retailing)	105	1,828
Spectrum Pharmaceuticals, Inc.* (Biotechnology)	425	1,449
Spero Therapeutics, Inc.* (Biotechnology)	60	1,163
Spire, Inc. (Gas Utilities)	148	9,478
Spirit Airlines, Inc.* (Airlines)	290	7,091
Spirit of Texas Bancshares, Inc. (Banks)	39	655
Spok Holdings, Inc. (Wireless Telecommunication Services)	52	579
Sportsman’s Warehouse Holdings, Inc.* (Specialty Retail)	126	2,211
SpringWorks Therapeutics, Inc.* (Biotechnology)	71	5,149
Sprout Social, Inc.*—Class A (Software)	82	3,724
Spruce Biosciences, Inc.* (Biotechnology)	21	511
SPS Commerce, Inc.* (Software)	105	11,402
SPX Corp.* (Machinery)	127	6,927
SPX FLOW, Inc.* (Machinery)	126	7,303
SQZ Biotechnologies Co.* (Biotechnology)	13	377
STAAR Surgical Co.* (Health Care Equipment & Supplies)	135	10,694
STAG Industrial, Inc. (Equity Real Estate Investment Trusts)	442	13,844
Stamps.com, Inc.* (Internet & Direct Marketing Retail)	50	9,810
Standard AVB Financial Corp. (Thrifts & Mortgage Finance)	12	391
Standard Motor Products, Inc. (Auto Components)	62	2,509
Standex International Corp. (Machinery)	36	2,791
Startek, Inc.* (IT Services)	51	384
State Auto Financial Corp. (Insurance)	52	922
Steelcase, Inc.—Class A (Commercial Services & Supplies)	254	3,442
Stepan Co. (Chemicals)	64	7,636
StepStone Group, Inc.*—Class A (Capital Markets)	57	2,269
Stereotaxis, Inc.* (Health Care Equipment & Supplies)	130	662
Sterling Bancorp, Inc. (Thrifts & Mortgage Finance)	48	218
Sterling Construction Co., Inc.* (Construction & Engineering)	82	1,526

See accompanying notes to financial statements.

256 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Steven Madden, Ltd. (Textiles, Apparel & Luxury Goods)	243	$8,583
Stewart Information Services Corp. (Insurance)	78	3,772
Stifel Financial Corp. (Capital Markets)	295	14,885
Stitch Fix, Inc.* (Internet & Direct Marketing Retail)	178	10,451
Stock Yards Bancorp, Inc. (Banks)	60	2,429
Stoke Therapeutics, Inc.* (Biotechnology)	37	2,291
Stoneridge, Inc.* (Auto Components)	77	2,328
StoneX Group, Inc.* (Capital Markets)	48	2,779
Strategic Education, Inc. (Diversified Consumer Services)	71	6,767
Stratus Properties, Inc.* (Real Estate Management & Development)	17	434
Stride, Inc.* (Diversified Consumer Services)	119	2,526
Strongbridge BioPharma PLC* (Pharmaceuticals)	130	316
Sturm Ruger & Co., Inc. (Leisure Products)	50	3,254
Summit Financial Group, Inc. (Banks)	33	729
Summit Hotel Properties, Inc. (Equity Real Estate Investment Trusts)	305	2,748
Summit Materials, Inc.*—Class A (Construction Materials)	338	6,786
Sumo Logic, Inc.* (Software)	42	1,200
SunCoke Energy, Inc. (Metals & Mining)	245	1,066
Sunnova Energy International, Inc.* (Independent Power and Renewable Electricity Producers)	157	7,085
SunPower Corp.* (Semiconductors & Semiconductor Equipment)	226	5,795
Sunrun, Inc.* (Electrical Equipment)	444	30,804
Sunstone Hotel Investors, Inc. (Equity Real Estate Investment Trusts)	634	7,183
Super Micro Computer, Inc.* (Technology Hardware, Storage & Peripherals)	131	4,148
Superior Group of Cos., Inc. (Textiles, Apparel & Luxury Goods)	32	744
Supernus Pharmaceuticals, Inc.* (Pharmaceuticals)	144	3,623
Surgalign Holdings, Inc.* (Health Care Equipment & Supplies)	170	372
Surgery Partners, Inc.* (Health Care Providers & Services)	66	1,915
Surmodics, Inc.* (Health Care Equipment & Supplies)	39	1,697
Sutro BioPharma, Inc.* (Biotechnology)	82	1,780
SVMK, Inc.* (Software)	362	9,249
SWK Holdings Corp.* (Diversified Financial Services)	10	144
Sykes Enterprises, Inc.* (IT Services)	113	4,257
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	102	9,833
Synchronoss Technologies, Inc.* (Software)	116	545
Syndax Pharmaceuticals, Inc.* (Biotechnology)	79	1,757
Syros Pharmaceuticals, Inc.* (Biotechnology)	122	1,324
Systemax, Inc. (Trading Companies & Distributors)	37	1,328
Tabula Rasa Healthcare, Inc.* (Health Care Technology)	62	2,656
Tactile Systems Technology, Inc.* (Health Care Equipment & Supplies)	54	2,427
Talos Energy, Inc.* (Oil, Gas & Consumable Fuels)	36	297
Tanger Factory Outlet Centers, Inc.(a) (Equity Real Estate Investment Trusts)	267	2,659
Target Hospitality Corp.* (Hotels, Restaurants & Leisure)	86	136
Tarsus Pharmaceuticals, Inc.* (Pharmaceuticals)	18	744
Taylor Morrison Home Corp.* (Household Durables)	372	9,542
Taysha Gene Therapies, Inc.* (Biotechnology)	26	690
TCR2 Therapeutics, Inc.* (Biotechnology)	75	2,320
Team, Inc.* (Commercial Services & Supplies)	88	959
TechTarget, Inc.* (Media)	70	4,138
TEGNA, Inc. (Media)	647	9,026
Tejon Ranch Co.* (Real Estate Management & Development)	62	896
Tela Bio, Inc.* (Health Care Equipment & Supplies)	20	301
Telenav, Inc.* (Software)	98	461
Tellurian, Inc.* (Oil, Gas & Consumable Fuels)	494	632
Tenable Holdings, Inc.* (Software)	210	10,975
Tenet Healthcare Corp.* (Health Care Providers & Services)	308	12,298
Tennant Co. (Machinery)	54	3,789
Tenneco, Inc.* (Auto Components)	150	1,590
Terex Corp. (Machinery)	199	6,943
Terreno Realty Corp. (Equity Real Estate Investment Trusts)	197	11,526
Territorial Bancorp, Inc. (Thrifts & Mortgage Finance)	23	553
Tetra Tech, Inc. (Commercial Services & Supplies)	159	18,409
Texas Capital Bancshares, Inc.* (Banks)	149	8,866
Texas Roadhouse, Inc.—Class A (Hotels, Restaurants & Leisure)	194	15,163
Textainer Group Holdings, Ltd.* (Trading Companies & Distributors)	146	2,800
TG Therapeutics, Inc.* (Biotechnology)	340	17,687
The Andersons, Inc. (Food & Staples Retailing)	92	2,255
The Bancorp, Inc.* (Banks)	152	2,075
The Bank of Nt Butterfield & Son, Ltd. (Banks)	148	4,612
The Bank of Princeton (Banks)	17	398
The Brink’s Co. (Commercial Services & Supplies)	145	10,440
The Buckle, Inc. (Specialty Retail)	85	2,482
The Cato Corp.—Class A (Specialty Retail)	63	604
The Cheesecake Factory, Inc. (Hotels, Restaurants & Leisure)	125	4,633
The Children’s Place, Inc.* (Specialty Retail)	42	2,104
The Community Financial Corp. (Banks)	15	397
The Container Store Group, Inc.* (Specialty Retail)	58	553
The E.W. Scripps Co.—Class A (Media)	165	2,523
The Eastern Co. (Machinery)	16	386
The Ensign Group, Inc. (Health Care Providers & Services)	152	11,084
The ExOne Co.* (Machinery)	39	370
The First Bancorp, Inc. (Banks)	30	762
The GEO Group, Inc. (Equity Real Estate Investment Trusts)	347	3,074
The Goodyear Tire & Rubber Co. (Auto Components)	682	7,441
The Greenbrier Cos., Inc. (Machinery)	95	3,456
The Hackett Group, Inc. (IT Services)	74	1,065
The Joint Corp.* (Health Care Providers & Services)	39	1,024
The Lovesac Co.* (Household Durables)	29	1,250
The Macerich Co.(a) (Equity Real Estate Investment Trusts)	442	4,716

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 257

Common Stocks, continued

	Shares	Value
The Manitowoc Co., Inc.* (Machinery)	100	$1,331
The Marcus Corp. (Entertainment)	66	890
The Michaels Cos., Inc.* (Specialty Retail)	220	2,862
The ODP Corp.* (Specialty Retail)	154	4,512
The Pennant Group, Inc.* (Health Care Providers & Services)	75	4,355
The Providence Service Corp.* (Health Care Providers & Services)	36	4,991
The RealReal, Inc.* (Internet & Direct Marketing Retail)	187	3,654
The RMR Group, Inc.—Class A (Real Estate Management & Development)	45	1,738
The Shyft Group, Inc. (Machinery)	102	2,895
The Simply Good Foods Co.* (Food Products)	251	7,871
The St Joe Co. (Real Estate Management & Development)	97	4,118
TherapeuticsMD, Inc.*(a) (Pharmaceuticals)	760	920
Theravance Biopharma, Inc.* (Pharmaceuticals)	138	2,452
Thermon Group Holdings, Inc.* (Electrical Equipment)	97	1,516
Third Point Reinsurance, Ltd.* (Insurance)	238	2,266
Tidewater, Inc.* (Energy Equipment & Services)	119	1,028
Tilly’s, Inc.—Class A (Specialty Retail)	65	530
Timberland Bancorp, Inc. (Thrifts & Mortgage Finance)	22	534
TimkenSteel Corp.* (Metals & Mining)	133	621
Tiptree, Inc. (Insurance)	72	361
Titan Machinery, Inc.* (Trading Companies & Distributors)	56	1,095
Tivity Health, Inc.* (Health Care Providers & Services)	128	2,508
Tompkins Financial Corp. (Banks)	42	2,965
Tootsie Roll Industries, Inc. (Food Products)	47	1,396
TopBuild Corp.* (Household Durables)	98	18,040
TowneBank (Banks)	197	4,626
TPG RE Finance Trust, Inc.—Class T (Mortgage Real Estate Investment Trusts)	177	1,880
TPI Composites, Inc.* (Electrical Equipment)	91	4,803
Transcat, Inc.* (Trading Companies & Distributors)	21	728
Transcontinental Realty Investors, Inc.* (Real Estate Management & Development)	4	96
Translate Bio, Inc.* (Biotechnology)	201	3,704
TransMedics Group, Inc.* (Health Care Equipment & Supplies)	74	1,473
Transocean, Ltd.* (Energy Equipment & Services)	1,725	3,985
Travere Therapeutics, Inc.* (Biotechnology)	144	3,925
Trean Insurance Group, Inc.* (Insurance)	35	459
Trecora Resources* (Chemicals)	71	496
Tredegar Corp. (Chemicals)	77	1,286
TRI Pointe Group, Inc.* (Household Durables)	372	6,417
Tribune Publishing Co. (Media)	46	630
Tricida, Inc.* (Pharmaceuticals)	83	585
TriCo Bancshares (Banks)	78	2,752
TriMas Corp.* (Machinery)	121	3,832
TriNet Group, Inc.* (Professional Services)	121	9,752
Trinseo SA (Chemicals)	113	5,787
Triple-S Management Corp.* (Health Care Providers & Services)	67	1,430
TriState Capital Holdings, Inc.* (Banks)	81	1,409
Triton International, Ltd. (Trading Companies & Distributors)	178	8,635
Triumph Bancorp, Inc.* (Banks)	67	3,253
Triumph Group, Inc. (Aerospace & Defense)	152	1,909
Tronox Holdings PLC—Class A (Chemicals)	264	3,860
TrueBlue, Inc.* (Professional Services)	104	1,944
TrueCar, Inc.* (Interactive Media & Services)	303	1,273
Trupanion, Inc.* (Insurance)	89	10,654
TrustCo Bank Corp. (Thrifts & Mortgage Finance)	279	1,861
Trustmark Corp. (Banks)	186	5,080
TTEC Holdings, Inc. (IT Services)	54	3,938
TTM Technologies, Inc.* (Electronic Equipment, Instruments & Components)	295	4,070
Tucows, Inc.* (IT Services)	28	2,069
Tupperware Brands Corp.* (Household Durables)	145	4,697
Turning Point Brands, Inc. (Tobacco)	35	1,560
Turning Point Therapeutics, Inc.* (Biotechnology)	110	13,404
Turtle Beach Corp.* (Household Durables)	41	884
Tutor Perini Corp.* (Construction & Engineering)	120	1,554
Twist Bioscience Corp.* (Biotechnology)	96	13,564
Two Harbors Investment Corp. (Mortgage Real Estate Investment Trusts)	807	5,141
Tyme Technologies, Inc.* (Biotechnology)	205	250
U.S. Concrete, Inc.* (Construction Materials)	47	1,879
U.S. Ecology, Inc. (Commercial Services & Supplies)	93	3,379
U.S. Lime & Minerals, Inc. (Construction Materials)	6	684
U.S. Physical Therapy, Inc. (Health Care Providers & Services)	37	4,449
U.S. Silica Holdings, Inc. (Energy Equipment & Services)	217	1,523
UFP Industries, Inc. (Building Products)	176	9,777
UFP Technologies, Inc.* (Containers & Packaging)	20	932
Ultra Clean Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	118	3,676
Ultragenyx Pharmaceutical, Inc.* (Biotechnology)	185	25,609
Ultralife Corp.* (Electrical Equipment)	27	175
UMB Financial Corp. (Banks)	129	8,900
UMH Properties, Inc. (Equity Real Estate Investment Trusts)	110	1,629
Unifi, Inc.* (Textiles, Apparel & Luxury Goods)	40	710
UniFirst Corp. (Commercial Services & Supplies)	44	9,314
Unisys Corp.* (IT Services)	182	3,582
United Bankshares, Inc. (Banks)	364	11,794
United Community Banks, Inc. (Banks)	230	6,541
United Fire Group, Inc. (Insurance)	62	1,556
United Insurance Holdings Corp. (Insurance)	60	343
United Natural Foods, Inc.* (Food & Staples Retailing)	161	2,571
United Security Bancshares/Fresno CA (Banks)	40	282
United States Steel Corp. (Metals & Mining)	646	10,833
Uniti Group, Inc. (Equity Real Estate Investment Trusts)	570	6,686
Unitil Corp. (Multi-Utilities)	44	1,948
Unity BanCorp, Inc. (Banks)	23	404
UNITY Biotechnology, Inc.* (Biotechnology)	104	545
Universal Corp. (Tobacco)	72	3,500
Universal Electronics, Inc.* (Household Durables)	39	2,046

See accompanying notes to financial statements.

258 :: ProFund VP Small-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Universal Health Realty Income Trust (Equity Real Estate Investment Trusts)	38	$2,442
Universal Insurance Holdings, Inc. (Insurance)	80	1,209
Universal Logistics Holdings, Inc. (Road & Rail)	23	474
Universal Technical Institute, Inc.* (Diversified Consumer Services)	85	549
Univest Financial Corp. (Banks)	85	1,749
Upland Software, Inc.* (Software)	78	3,579
Upwork, Inc.* (Professional Services)	274	9,458
Uranium Energy Corp.* (Oil, Gas & Consumable Fuels)	575	1,012
Urban Edge Properties (Equity Real Estate Investment Trusts)	342	4,425
Urban Outfitters, Inc.* (Specialty Retail)	203	5,197
UroGen Pharma, Ltd.* (Biotechnology)	57	1,027
Urstadt Biddle Properties, Inc.—Class A (Equity Real Estate Investment Trusts)	88	1,243
US Xpress Enterprises, Inc.*—Class A (Road & Rail)	65	445
USANA Health Sciences, Inc.* (Personal Products)	34	2,621
Utah Medical Products, Inc. (Health Care Equipment & Supplies)	10	843
Valley National Bancorp (Banks)	1,175	11,456
Value Line, Inc. (Capital Markets)	3	99
Vanda Pharmaceuticals, Inc.* (Biotechnology)	158	2,076
Vapotherm, Inc.* (Health Care Equipment & Supplies)	58	1,558
Varex Imaging Corp.* (Health Care Equipment & Supplies)	113	1,885
Varonis Systems, Inc.* (Software)	92	15,053
Vaxart, Inc.* (Biotechnology)	155	885
Vaxcyte, Inc.* (Pharmaceuticals)	54	1,435
VBI Vaccines, Inc.*(a) (Biotechnology)	531	1,460
Vector Group, Ltd. (Tobacco)	412	4,799
Vectrus, Inc.* (Aerospace & Defense)	34	1,690
Veeco Instruments, Inc.* (Semiconductors & Semiconductor Equipment)	143	2,482
Venus Concept, Inc.* (Health Care Equipment & Supplies)	56	97
Vera Bradley, Inc.* (Textiles, Apparel & Luxury Goods)	60	478
Veracyte, Inc.* (Biotechnology)	169	8,271
Verastem, Inc.* (Biotechnology)	503	1,071
Vericel Corp.* (Biotechnology)	134	4,138
Vericity, Inc.* (Insurance)	5	50
Verint Systems, Inc.* (Software)	191	12,831
Veritex Holdings, Inc. (Banks)	140	3,592
Veritiv Corp.* (Trading Companies & Distributors)	38	790
Veritone, Inc.* (Software)	69	1,963
Verra Mobility Corp.*—Class C (IT Services)	394	5,287
Verrica Pharmaceuticals, Inc.* (Pharmaceuticals)	37	426
Verso Corp.—Class A (Paper & Forest Products)	92	1,106
Veru, Inc.* (Personal Products)	157	1,358
Viad Corp. (Commercial Services & Supplies)	60	2,170
Viavi Solutions, Inc.* (Communications Equipment)	674	10,093
Vicor Corp.* (Electrical Equipment)	57	5,257
Viela Bio, Inc.* (Biotechnology)	64	2,302
Viemed Healthcare, Inc.* (Health Care Providers & Services)	103	799
ViewRay, Inc.* (Health Care Equipment & Supplies)	329	1,257
Viking Therapeutics, Inc.* (Biotechnology)	193	1,087
Village Super Market, Inc.—Class A (Food & Staples Retailing)	25	552
Vir Biotechnology, Inc.* (Biotechnology)	158	4,231
VirnetX Holding Corp. (Software)	187	942
Virtus Investment Partners, Inc. (Capital Markets)	21	4,557
Virtusa Corp.* (IT Services)	86	4,397
Vishay Intertechnology, Inc. (Electronic Equipment, Instruments & Components)	392	8,118
Vishay Precision Group, Inc.* (Electronic Equipment, Instruments & Components)	37	1,165
Vista Outdoor, Inc.* (Leisure Products)	172	4,087
Visteon Corp.* (Auto Components)	82	10,292
Vital Farms, Inc.* (Food Products)	30	759
Vivint Smart Home, Inc.* (Diversified Consumer Services)	230	4,772
Vocera Communications, Inc.* (Health Care Technology)	95	3,945
VolitionRX, Ltd.* (Health Care Equipment & Supplies)	81	315
Vonage Holdings Corp.* (Diversified Telecommunication Services)	691	8,897
VOXX International Corp.* (Auto Components)	58	740
Voyager Therapeutics, Inc.* (Biotechnology)	76	543
VSE Corp. (Commercial Services & Supplies)	26	1,001
vTv Therapeutics, Inc.*—Class A (Biotechnology)	33	61
VYNE Therapeutics, Inc.* (Pharmaceuticals)	428	676
W&T Offshore, Inc.* (Oil, Gas & Consumable Fuels)	278	603
Wabash National Corp. (Machinery)	156	2,688
Waddell & Reed Financial, Inc.—Class A (Capital Markets)	181	4,610
Waitr Holdings, Inc.* (Internet & Direct Marketing Retail)	247	687
Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	83	7,638
Warrior Met Coal, Inc. (Metals & Mining)	152	3,241
Washington Federal, Inc. (Thrifts & Mortgage Finance)	223	5,740
Washington Real Estate Investment Trust (Equity Real Estate Investment Trusts)	243	5,256
Washington Trust Bancorp, Inc. (Banks)	50	2,240
Waterstone Financial, Inc. (Thrifts & Mortgage Finance)	64	1,204
Watford Holdings, Ltd.* (Insurance)	51	1,765
Watts Water Technologies, Inc.—Class A (Machinery)	81	9,857
WaVe Life Sciences, Ltd.* (Pharmaceuticals)	97	763
WD-40 Co. (Household Products)	40	10,627
Weis Markets, Inc. (Food & Staples Retailing)	28	1,339
Welbilt, Inc.* (Machinery)	385	5,082
Werner Enterprises, Inc. (Road & Rail)	180	7,059
WesBanco, Inc. (Banks)	192	5,752
WESCO International, Inc.* (Trading Companies & Distributors)	145	11,382
West Bancorp, Inc. (Banks)	47	907
Westamerica Bancorp (Banks)	77	4,257
Western Asset Mortgage Capital Corp. (Mortgage Real Estate Investment Trusts)	176	574
Western New England Bancorp, Inc. (Thrifts & Mortgage Finance)	67	462
Westwood Holdings Group, Inc. (Capital Markets)	23	334

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 259

Common Stocks, continued

	Shares	Value
Weyco Group, Inc. (Distributors)	18	$285
Whitestone REIT (Equity Real Estate Investment Trusts)	117	932
Whiting Petroleum Corp.* (Oil, Gas & Consumable Fuels)	4	100
WideOpenWest, Inc.* (Media)	154	1,643
Willdan Group, Inc.* (Professional Services)	30	1,251
Willis Lease Finance Corp.* (Trading Companies & Distributors)	9	274
WillScot Mobile Mini Holdings Corp.* (Construction & Engineering)	473	10,959
Wingstop, Inc. (Hotels, Restaurants & Leisure)	87	11,532
Winmark Corp. (Specialty Retail)	9	1,672
Winnebago Industries, Inc. (Automobiles)	92	5,514
WisdomTree Investments, Inc. (Capital Markets)	410	2,194
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	238	7,438
Workhorse Group, Inc.* (Auto Components)	278	5,499
Workiva, Inc.* (Software)	117	10,720
World Acceptance Corp.* (Consumer Finance)	13	1,329
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	184	5,733
Worthington Industries, Inc. (Metals & Mining)	108	5,545
Wrap Technologies, Inc.* (Electronic Equipment, Instruments & Components)	34	164
WSFS Financial Corp. (Thrifts & Mortgage Finance)	148	6,642
WW International, Inc.* (Diversified Consumer Services)	139	3,392
X4 Pharmaceuticals, Inc.* (Biotechnology)	47	302
XBiotech, Inc.* (Biotechnology)	43	673
Xencor, Inc.* (Biotechnology)	164	7,155
Xenia Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	334	5,077
Xeris Pharmaceuticals, Inc.* (Pharmaceuticals)	136	669
XOMA Corp.* (Biotechnology)	18	794
XPEL, Inc.* (Auto Components)	49	2,526
Xperi Holding Corp. (Software)	308	6,437
Yelp, Inc.* (Interactive Media & Services)	212	6,926
YETI Holdings, Inc.* (Leisure Products)	236	16,160
Yext, Inc.* (Software)	304	4,779
Y-mAbs Therapeutics, Inc.* (Biotechnology)	90	4,456
York Water Co. (Water Utilities)	38	1,771
Zentalis Pharmaceuticals, Inc.* (Biotechnology)	85	4,415
ZIOPHARM Oncology, Inc.*(a) (Biotechnology)	629	1,585
Zix Corp.* (Software)	161	1,389
Zogenix, Inc.* (Pharmaceuticals)	164	3,278
Zumiez, Inc.* (Specialty Retail)	62	2,280
Zuora, Inc.*—Class A (Software)	296	4,123
Zynex, Inc.*(a) (Health Care Equipment & Supplies)	55	740
TOTAL COMMON STOCKS (Cost $4,838,112)		7,303,508

Trust (0.0%)

	Interest Units	Value
Ferroglobe Representation and Warranty Insurance*+ (Metals & Mining)	250	$—

TOTAL TRUST (Cost $—)		—

Repurchase Agreements(b)(c) (61.1%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $11,238,024	$11,238,000	$11,238,000
TOTAL REPURCHASE AGREEMENTS (Cost $11,238,000)		11,238,000

Collateral for Securities Loaned (0.3%)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.07%(d)	54,767	$54,767
Fidelity Investments Money Market Government Portfolio—Class I, 0.08%(d)	230	230
Invesco Government & Agency Portfolio— Institutional Shares, 0.11%(d)	999	999
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $55,996)		55,996
TOTAL INVESTMENT SECURITIES (Cost $16,132,108)—101.2%		18,597,504
Net other assets (liabilities)—(1.2)%		(212,075)
NET ASSETS—100.0%		$18,385,429

*	Non-income producing security.
+	This security was fair valued based on procedures approved by the Board of Trustees. As of December 31, 2020, this security represented 0.000% of the net assets of the Fund.
(a)	All or part of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $53,147.
(b)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2020, the aggregate amount held in a segregated account was $1,476,000.
(c)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(d)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2020.

See accompanying notes to financial statements.

260 :: ProFund VP Small-Cap :: Financial Statements

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Russell 2000 Index	Goldman Sachs International	1/27/21	0.35%	$6,964,142	$(84,075)
Russell 2000 Index	UBS AG	1/27/21	0.10%	4,107,709	(42,657)
				$11,071,851	$(126,732)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Small-Cap invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Aerospace & Defense	$62,267	0.3%
Air Freight & Logistics	24,052	0.1%
Airlines	23,270	0.1%
Auto Components	99,220	0.5%
Automobiles	5,514	NM
Banks	560,718	3.1%
Beverages	21,732	0.1%
Biotechnology	820,174	4.4%
Building Products	124,238	0.7%
Capital Markets	114,845	0.6%
Chemicals	126,571	0.6%
Commercial Services & Supplies	136,291	0.7%
Communications Equipment	65,797	0.4%
Construction & Engineering	102,400	0.6%
Construction Materials	10,828	0.1%
Consumer Finance	55,171	0.3%
Containers & Packaging	16,331	0.1%
Distributors	5,028	NM
Diversified Consumer Services	40,977	0.2%
Diversified Financial Services	14,761	0.1%
Diversified Telecommunication Services	48,432	0.3%
Electric Utilities	45,451	0.2%
Electrical Equipment	126,229	0.7%
Electronic Equipment, Instruments & Components	169,218	0.9%
Energy Equipment & Services	48,999	0.3%
Entertainment	18,107	0.1%
Equity Real Estate Investment Trusts	403,730	2.2%
Food & Staples Retailing	55,873	0.3%
Food Products	104,831	0.6%
Gas Utilities	64,768	0.3%
Health Care Equipment & Supplies	247,528	1.3%
Health Care Providers & Services	197,068	1.1%
Health Care Technology	89,316	0.5%
Hotels, Restaurants & Leisure	266,809	1.6%
Household Durables	144,538	0.8%
Household Products	16,470	0.1%
Independent Power and Renewable Electricity Producers	29,047	0.2%
Industrial Conglomerates	3,474	NM
Insurance	148,428	0.8%
Interactive Media & Services	29,174	0.2%
Internet & Direct Marketing Retail	57,852	0.3%
IT Services	145,819	0.8%
Leisure Products	49,379	0.3%
Life Sciences Tools & Services	65,607	0.4%
Machinery	274,515	1.5%
Marine	9,883	0.1%
Media	63,986	0.2%
Metals & Mining	123,774	0.7%
Mortgage Real Estate Investment Trusts	91,323	0.5%
Multiline Retail	16,665	0.1%
Multi-Utilities	30,273	0.2%
Oil, Gas & Consumable Fuels	107,132	0.5%
Paper & Forest Products	34,070	0.2%
Personal Products	26,365	0.1%
Pharmaceuticals	118,267	0.6%
Professional Services	90,913	0.5%
Real Estate Management & Development	66,672	0.4%
Road & Rail	38,168	0.2%
Semiconductors & Semiconductor Equipment	214,307	1.2%
Software	429,737	2.3%
Specialty Retail	192,624	1.0%
Technology Hardware, Storage & Peripherals	15,188	0.1%
Textiles, Apparel & Luxury Goods	69,643	0.4%
Thrifts & Mortgage Finance	130,209	0.7%
Tobacco	9,859	0.1%
Trading Companies & Distributors	103,078	0.6%
Water Utilities	30,594	0.2%
Wireless Telecommunication Services	9,931	0.1%
Other**	11,081,921	60.2%
Total	$18,385,429	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap :: 261

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Total Investment Securities, at cost	$16,132,108
Securities, at value(a)	7,359,504
Repurchase agreements, at value	11,238,000
Total Investment Securities, at value	18,597,504
Cash	239
Segregated cash balances for swap agreements with custodian	938
Dividends and interest receivable	6,611
Receivable for investments sold	17,496
Prepaid expenses	52
TOTAL ASSETS	18,622,840

LIABILITIES:
Payable for investments purchased	10,693
Payable for capital shares redeemed	5,383
Payable for collateral for securities loaned	55,996
Unrealized depreciation on swap agreements	126,732
Advisory fees payable	9,868
Management services fees payable	1,316
Administration fees payable	1,147
Administrative services fees payable	7,365
Distribution fees payable	8,394
Transfer agency fees payable	963
Fund accounting fees payable	1,247
Compliance services fees payable	71
Other accrued expenses	8,236
TOTAL LIABILITIES	237,411
NET ASSETS	$18,385,429
NET ASSETS CONSIST OF:
Capital	$15,295,604
Total distributable earnings (loss)	3,089,825
NET ASSETS	$18,385,429
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	461,666
Net Asset Value (offering and redemption price per share)	$39.82
(a) Includes securities on loan valued at:	$53,147

Statement of Operations

For the year ended December 31, 2020

INVESTMENT INCOME:
Dividends	$63,616
Interest	20,865
Foreign tax withholding	(67)
Income from securities lending	1,738
TOTAL INVESTMENT INCOME	86,152

EXPENSES:
Advisory fees	77,997
Management services fees	10,399
Administration fees	9,124
Transfer agency fees	7,302
Administrative services fees	22,932
Distribution fees	25,999
Custody fees	1,533
Fund accounting fees	10,343
Trustee fees	224
Compliance services fees	118
Licensing fees	11,155
Other fees	12,199
Total Gross Expenses before reductions	189,325
Expenses reduced and reimbursed by the Advisor	(14,612)
TOTAL NET EXPENSES	174,713
NET INVESTMENT INCOME (LOSS)	(88,561)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	290,358
Net realized gains (losses) on futures contracts	8,691
Net realized gains (losses) on swap agreements	558,419
Change in net unrealized appreciation/depreciation on investment securities	907,696
Change in net unrealized appreciation/depreciation on futures contracts	(7,409)
Change in net unrealized appreciation/depreciation on swap agreements	(126,911)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	1,630,844
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,542,283

See accompanying notes to financial statements.

262 :: ProFund VP Small-Cap :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(88,561)	$3,983
Net realized gains (losses) on investments	857,468	1,315,694
Change in net unrealized appreciation/depreciation on investments	773,376	988,613
Change in net assets resulting from operations	1,542,283	2,308,290

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(377,359)	—
Change in net assets resulting from distributions	(377,359)	—

CAPITAL TRANSACTIONS:
Proceeds from shares issued	26,159,780	18,202,042
Distributions reinvested	377,359	—
Value of shares redeemed	(25,391,616)	(14,737,883)
Change in net assets resulting from capital transactions	1,145,523	3,464,159
Change in net assets	2,310,447	5,772,449

NET ASSETS:
Beginning of period	16,074,982	10,302,533
End of period	$18,385,429	$16,074,982

SHARE TRANSACTIONS:
Issued	799,907	546,273
Reinvested	11,716	—
Redeemed	(804,043)	(451,947)
Change in shares	7,580	94,326

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Small-Cap :: 263

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$35.40	$28.64	$35.03	$35.32	$29.58

Investment Activities:
Net investment income (loss)(a)	(0.28)	0.01	(0.04)	(0.29)	(0.29)
Net realized and unrealized gains (losses) on investments	6.01	6.75	(3.99)	4.63	6.03
Total income (loss) from investment activities	5.73	6.76	(4.03)	4.34	5.74

Distributions to Shareholders From:
Net investment income	(0.02)	—	—	—	—
Net realized gains on investments	(1.29)	—	(2.36)	(4.63)	—
Total distributions	(1.31)	—	(2.36)	(4.63)	—

Net Asset Value, End of Period	$39.82	$35.40	$28.64	$35.03	$35.32

Total Return	17.06%	23.60%	(12.89)%	12.43%	19.44%

Ratios to Average Net Assets:
Gross expenses	1.82%	1.74%	1.76%	1.72%	1.76%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.85)%	0.03%	(0.10)%	(0.81)%	(0.94)%

Supplemental Data:
Net assets, end of period (000’s)	$18,385	$16,075	$10,303	$14,191	$21,225
Portfolio turnover rate(b)	26%	22%	18%	12%	14%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

264  :: ProFund VP Small-Cap Growth :: Management Discussion of Fund Performance

ProFund VP Small-Cap Growth (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Growth Index (the “Index”). For the year ended December 31, 2020, the Fund had a total return of 17.39%. For the same period, the Index had a total return of 19.60%1 and a volatility of 42.90%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of small-cap U.S. equity “growth” performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600® that have been identified as being on the growth end of the growth-value spectrum. Securities are selected for inclusion in the Index by an S&P committee through a process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Growth from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Small-Cap Growth	17.39%	12.35%	11.46%
S&P Small Cap 600® Growth Index	19.60%	14.28%	13.43%

Expense Ratios**

Fund	Gross	Net
ProFund VP Small-Cap Growth	1.73%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
NeoGenomics, Inc.	1.4%
Cleveland-Cliffs, Inc.	1.3%
YETI Holdings, Inc.	1.2%
Omnicell, Inc.	1.2%
Brooks Automation, Inc.	1.1%

S&P SmallCap 600® Growth Index – Composition

% of Index
Information Technology	21%
Health Care	18%
Industrials	17%
Consumer Discretionary	15%
Financials	9%
Real Estate	5%
Materials	5%
Consumer Staples	4%
Communication Services	3%
Energy	2%
Utilities	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Small-Cap Growth :: 265

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (100.4%)

	Shares	Value
3D Systems Corp.* (Technology Hardware, Storage & Peripherals)	2,983	$31,262
8x8, Inc.* (Software)	5,435	187,344
AAON, Inc. (Building Products)	2,082	138,724
Addus Homecare Corp.* (Health Care Providers & Services)	767	89,808
Advanced Energy Industries, Inc.* (Semiconductors & Semiconductor Equipment)	1,957	189,770
Aerojet Rocketdyne Holdings, Inc.* (Aerospace & Defense)	1,653	87,361
AeroVironment, Inc.* (Aerospace & Defense)	1,121	97,416
Agilysys, Inc.* (Software)	1,037	39,800
Agree Realty Corp. (Equity Real Estate Investment Trusts)	1,415	94,210
Alamo Group, Inc. (Machinery)	504	69,527
Alarm.com Holdings, Inc.* (Software)	2,284	236,280
Albany International Corp.—Class A (Machinery)	785	57,635
Allegiant Travel Co. (Airlines)	295	55,826
Allscripts Healthcare Solutions, Inc.* (Health Care Technology)	8,076	116,617
Ambac Financial Group, Inc.* (Insurance)	796	12,242
American Public Education, Inc.* (Diversified Consumer Services)	424	12,924
American States Water Co. (Water Utilities)	1,018	80,941
American Vanguard Corp. (Chemicals)	613	9,514
American Woodmark Corp.* (Building Products)	461	43,265
America’s Car-Mart, Inc.* (Specialty Retail)	201	22,078
AMERISAFE, Inc. (Insurance)	365	20,962
AMN Healthcare Services, Inc.* (Health Care Providers & Services)	1,515	103,399
Amphastar Pharmaceuticals, Inc.* (Pharmaceuticals)	1,216	24,454
AngioDynamics, Inc.* (Health Care Equipment & Supplies)	679	10,409
ANI Pharmaceuticals, Inc.* (Pharmaceuticals)	177	5,140
Anika Therapeutics, Inc.* (Health Care Equipment & Supplies)	290	13,125
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	1,209	94,290
Arconic Corp.* (Metals & Mining)	2,781	82,874
Arcosa, Inc. (Construction & Engineering)	1,332	73,167
Arlo Technologies, Inc.* (Electronic Equipment, Instruments & Components)	4,041	31,479
Astec Industries, Inc. (Machinery)	705	40,805
Axcelis Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	1,113	32,411
Axos Financial, Inc.*—Class I (Thrifts & Mortgage Finance)	2,626	98,554
AZZ, Inc. (Electrical Equipment)	746	35,390
B&G Foods, Inc.(a)—Class A (Food Products)	3,284	91,064
Badger Meter, Inc. (Electronic Equipment, Instruments & Components)	1,488	139,962
Balchem Corp. (Chemicals)	1,654	190,573
BancFirst Corp. (Banks)	467	27,413
Berkshire Hills Bancorp, Inc. (Banks)	832	14,244
Big Lots, Inc. (Multiline Retail)	1,826	78,390
BioTelemetry, Inc.* (Health Care Providers & Services)	1,751	126,212
Blucora, Inc.* (Capital Markets)	1,081	17,199
Bonanza Creek Energy, Inc.* (Oil, Gas & Consumable Fuels)	948	18,325
Boot Barn Holdings, Inc.* (Specialty Retail)	885	38,374
Bottomline Technologies, Inc.* (Software)	1,203	63,446
Brady Corp.—Class A (Commercial Services & Supplies)	966	51,024
Brightsphere Investment Group, Inc. (Capital Markets)	3,062	59,035
Brinker International, Inc. (Hotels, Restaurants & Leisure)	1,250	70,713
Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	3,774	256,065
CalAmp Corp.* (Communications Equipment)	717	7,113
Calavo Growers, Inc. (Food Products)	348	24,162
California Water Service Group (Water Utilities)	1,503	81,207
Callaway Golf Co. (Leisure Products)	2,792	67,036
Cal-Maine Foods, Inc.* (Food Products)	1,127	42,308
Cardiovascular Systems, Inc.* (Health Care Equipment & Supplies)	1,046	45,773
CareTrust REIT, Inc. (Equity Real Estate Investment Trusts)	2,495	55,339
Cavco Industries, Inc.* (Household Durables)	253	44,389
Centerspace (Equity Real Estate Investment Trusts)	378	26,702
Central Garden & Pet Co.* (Household Products)	304	11,737
Central Garden & Pet Co.*—Class A (Household Products)	1,215	44,141
Century Aluminum Co.* (Metals & Mining)	1,538	16,964
Century Communities, Inc.* (Household Durables)	1,483	64,926
CEVA, Inc.* (Semiconductors & Semiconductor Equipment)	1,138	51,779
Chart Industries, Inc.* (Machinery)	1,805	212,611
Chesapeake Utilities Corp. (Gas Utilities)	455	49,236
Cincinnati Bell, Inc.* (Diversified Telecommunication Services)	2,591	39,590
CIRCOR International, Inc.* (Machinery)	368	14,146
City Holding Co. (Banks)	371	25,803
Cleveland-Cliffs, Inc. (Metals & Mining)	20,407	297,126
Coca-Cola Consolidated, Inc. (Beverages)	102	27,160
Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	1,354	81,064
Coherus Biosciences, Inc.* (Biotechnology)	3,241	56,329

See accompanying notes to financial statements.

266  :: ProFund VP Small-Cap Growth :: Financial Statements

Common Stocks, continued

	Shares	Value
Cohu, Inc. (Semiconductors & Semiconductor Equipment)	2,145	$81,896
Comfort Systems USA, Inc. (Construction & Engineering)	1,860	97,947
Community Bank System, Inc. (Banks)	1,287	80,193
Community Health Systems, Inc.* (Health Care Providers & Services)	5,748	42,708
Community Healthcare Trust, Inc. (Equity Real Estate Investment Trusts)	1,126	53,046
Computer Programs & Systems, Inc. (Health Care Technology)	303	8,133
CONMED Corp. (Health Care Equipment & Supplies)	819	91,728
Corcept Therapeutics, Inc.* (Pharmaceuticals)	5,344	139,798
Core Laboratories N.V. (Energy Equipment & Services)	910	24,124
CorVel Corp.* (Health Care Providers & Services)	299	31,694
Covetrus, Inc.* (Health Care Providers & Services)	3,040	87,370
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	3,450	216,177
CryoLife, Inc.* (Health Care Equipment & Supplies)	1,053	24,861
CSG Systems International, Inc. (IT Services)	842	37,949
CTS Corp. (Electronic Equipment, Instruments & Components)	875	30,039
Cubic Corp. (Aerospace & Defense)	822	50,997
Cutera, Inc.* (Health Care Equipment & Supplies)	397	9,572
CVB Financial Corp. (Banks)	2,670	52,065
Cytokinetics, Inc.* (Biotechnology)	3,617	75,161
Diebold Nixdorf, Inc.* (Technology Hardware, Storage & Peripherals)	1,867	19,902
Digi International, Inc.* (Communications Equipment)	867	16,386
Dine Brands Global, Inc. (Hotels, Restaurants & Leisure)	840	48,720
Diodes, Inc.* (Semiconductors & Semiconductor Equipment)	2,154	151,857
DMC Global, Inc. (Machinery)	755	32,654
Donnelley Financial Solutions, Inc.* (Capital Markets)	668	11,336
Dorian LPG, Ltd.* (Oil, Gas & Consumable Fuels)	979	11,934
Dorman Products, Inc.* (Auto Components)	1,469	127,539
DSP Group, Inc.* (Semiconductors & Semiconductor Equipment)	584	9,689
Eagle Pharmaceuticals, Inc.* (Biotechnology)	213	9,919
Easterly Government Properties, Inc. (Equity Real Estate Investment Trusts)	1,785	40,430
Ebix, Inc. (Software)	1,203	45,678
Echo Global Logistics, Inc.* (Air Freight & Logistics)	693	18,586
eHealth, Inc.* (Insurance)	1,324	93,488
El Pollo Loco Holdings, Inc.* (Hotels, Restaurants & Leisure)	504	9,122
Enanta Pharmaceuticals, Inc.* (Biotechnology)	384	16,166
Endo International PLC* (Pharmaceuticals)	7,181	51,560
Enerpac Tool Group Corp. (Machinery)	1,254	28,353
ESCO Technologies, Inc. (Machinery)	785	81,028
Essential Properties Realty Trust, Inc. (Real Estate Management & Development)	5,350	113,420
EVERTEC, Inc. (IT Services)	3,050	119,926
ExlService Holdings, Inc.* (IT Services)	1,728	147,104
Exponent, Inc. (Professional Services)	2,639	237,588
Extreme Networks, Inc.* (Communications Equipment)	2,767	19,065
Fabrinet* (Electronic Equipment, Instruments & Components)	1,171	90,858
FARO Technologies, Inc.* (Electronic Equipment, Instruments & Components)	529	37,363
Federal Signal Corp. (Machinery)	3,093	102,595
Ferro Corp.* (Chemicals)	1,473	21,550
Flagstar Bancorp, Inc. (Thrifts & Mortgage Finance)	1,451	59,143
FormFactor, Inc.* (Semiconductors & Semiconductor Equipment)	3,955	170,144
Forrester Research, Inc.* (Professional Services)	562	23,548
Forward Air Corp. (Air Freight & Logistics)	1,406	108,037
Fossil Group, Inc.* (Textiles, Apparel & Luxury Goods)	1,293	11,210
Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts)	2,102	62,577
Franklin Electric Co., Inc. (Machinery)	1,960	135,652
Fulgent Genetics, Inc.*(a) (Health Care Providers & Services)	670	34,907
FutureFuel Corp. (Chemicals)	555	7,049
GameStop Corp.*(a)—Class A (Specialty Retail)	1,315	24,775
GCP Applied Technologies, Inc.* (Chemicals)	1,282	30,319
Gentherm, Inc.* (Auto Components)	1,103	71,938
Getty Realty Corp. (Equity Real Estate Investment Trusts)	864	23,795
Gibraltar Industries, Inc.* (Building Products)	1,663	119,636
Glaukos Corp.* (Health Care Equipment & Supplies)	1,471	110,707
Glu Mobile, Inc.* (Entertainment)	7,562	68,134
Great Western Bancorp, Inc. (Banks)	957	20,001
Green Dot Corp.*—Class A (Consumer Finance)	2,734	152,557
Greenhill & Co., Inc. (Capital Markets)	437	5,305
H.B. Fuller Co. (Chemicals)	1,349	69,986
Hanger, Inc.* (Health Care Providers & Services)	1,188	26,124
Harmonic, Inc.* (Communications Equipment)	2,399	17,729
Haverty Furniture Cos., Inc. (Specialty Retail)	384	10,625
Hawkins, Inc. (Chemicals)	267	13,967

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Growth :: 267

Common Stocks, continued

	Shares	Value
HCI Group, Inc. (Insurance)	315	$16,475
HealthStream, Inc.* (Health Care Technology)	492	10,745
Heartland Express, Inc. (Road & Rail)	1,234	22,335
Heska Corp.* (Health Care Equipment & Supplies)	454	66,125
Hibbett Sports, Inc.* (Specialty Retail)	848	39,161
Hillenbrand, Inc. (Machinery)	2,523	100,415
HMS Holdings Corp.* (Health Care Technology)	4,526	166,331
Ichor Holdings, Ltd.* (Semiconductors & Semiconductor Equipment)	592	17,846
Independence Realty Trust, Inc. (Equity Real Estate Investment Trusts)	2,376	31,910
Independent Bank Corp. (Banks)	607	44,335
Industrial Logistics Properties Trust (Equity Real Estate Investment Trusts)	1,502	34,982
Innospec, Inc. (Chemicals)	477	43,278
Innovative Industrial Properties, Inc. (Equity Real Estate Investment Trusts)	1,134	207,668
Innoviva, Inc.* (Pharmaceuticals)	3,214	39,821
Inogen, Inc.* (Health Care Equipment & Supplies)	394	17,604
Installed Building Products, Inc.* (Household Durables)	1,158	118,035
Insteel Industries, Inc. (Building Products)	404	8,997
Integer Holdings Corp.* (Health Care Equipment & Supplies)	672	54,560
Inter Parfums, Inc. (Personal Products)	397	24,015
Invesco Mortgage Capital, Inc.(a) (Mortgage Real Estate Investment Trusts)	3,431	11,597
Iridium Communications, Inc.* (Diversified Telecommunication Services)	3,657	143,812
iRobot Corp.* (Household Durables)	1,438	115,457
Itron, Inc.* (Electronic Equipment, Instruments & Components)	1,073	102,902
J & J Snack Foods Corp. (Food Products)	329	51,117
James River Group Holdings, Ltd. (Insurance)	626	30,768
John Bean Technologies Corp. (Machinery)	990	112,731
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)	1,079	43,764
Korn Ferry (Professional Services)	1,107	48,155
Kulicke & Soffa Industries, Inc. (Semiconductors & Semiconductor Equipment)	1,553	49,401
La-Z-Boy, Inc. (Household Durables)	1,203	47,928
LCI Industries (Auto Components)	1,286	166,768
Lemaitre Vascular, Inc. (Health Care Equipment & Supplies)	863	34,952
Lexington Realty Trust (Equity Real Estate Investment Trusts)	5,096	54,120
LGI Homes, Inc.* (Household Durables)	1,129	119,504
Lindsay Corp. (Machinery)	333	42,777
Liquidity Services, Inc.* (Internet & Direct Marketing Retail)	885	14,080
Livent Corp.* (Chemicals)	7,478	140,886
LivePerson, Inc.* (Software)	3,179	197,829
LTC Properties, Inc. (Equity Real Estate Investment Trusts)	782	30,428
Lumber Liquidators Holdings, Inc.* (Specialty Retail)	1,476	45,372
Luminex Corp. (Life Sciences Tools & Services)	2,212	51,141
Lydall, Inc.* (Machinery)	396	11,892
M.D.C Holdings, Inc. (Household Durables)	1,546	75,136
ManTech International Corp.—Class A (IT Services)	945	84,048
Marcus & Millichap, Inc.* (Real Estate Management & Development)	565	21,035
MarineMax, Inc.* (Specialty Retail)	1,128	39,514
Marten Transport, Ltd. (Road & Rail)	3,001	51,707
Matador Resources Co.* (Oil, Gas & Consumable Fuels)	2,414	29,113
Materion Corp. (Metals & Mining)	394	25,106
Matson, Inc. (Marine)	2,202	125,448
MAX Holdings, Inc. (Real Estate Management & Development)	398	14,459
MaxLinear, Inc.*—Class A (Semiconductors & Semiconductor Equipment)	3,450	131,756
Medifast, Inc. (Personal Products)	602	118,197
MEDNAX, Inc.* (Health Care Providers & Services)	1,706	41,865
Meridian Bioscience, Inc.* (Health Care Equipment & Supplies)	2,202	41,155
Merit Medical Systems, Inc.* (Health Care Equipment & Supplies)	2,498	138,665
Meritage Homes Corp.* (Household Durables)	1,923	159,262
Mesa Laboratories, Inc. (Electronic Equipment, Instruments & Components)	248	71,087
Meta Financial Group, Inc. (Thrifts & Mortgage Finance)	957	34,988
Methode Electronics, Inc. (Electronic Equipment, Instruments & Components)	787	30,126
MGP Ingredients, Inc. (Beverages)	357	16,800
MicroStrategy, Inc.*—Class A (Software)	371	144,152
Monarch Casino & Resort, Inc.* (Hotels, Restaurants & Leisure)	333	20,386
Moog, Inc.—Class A (Aerospace & Defense)	570	45,201
Mr. Cooper Group, Inc.* (Thrifts & Mortgage Finance)	3,669	113,849
Mueller Industries, Inc. (Machinery)	1,167	40,973
Myers Industries, Inc. (Containers & Packaging)	714	14,837
MYR Group, Inc.* (Construction & Engineering)	479	28,788
National Bank Holdings Corp. (Banks)	986	32,301
National Beverage Corp.(a) (Beverages)	596	50,600
National Storage Affiliates Trust (Equity Real Estate Investment Trusts)	1,942	69,970
NeoGenomics, Inc.* (Life Sciences Tools & Services)	5,675	305,542
Nexpoint Residential Trust, Inc. (Equity Real Estate Investment Trusts)	645	27,290
NextGen Healthcare, Inc.* (Health Care Technology)	1,331	24,277
NIC, Inc. (IT Services)	3,426	88,494
NMI Holdings, Inc.*—Class A (Thrifts & Mortgage Finance)	4,335	98,188
Omnicell, Inc.* (Health Care Technology)	2,162	259,483
OneSpan, Inc.* (Software)	1,745	36,087

See accompanying notes to financial statements.

268  :: ProFund VP Small-Cap Growth :: Financial Statements

Common Stocks, continued

	Shares	Value
Onto Innovation, Inc.* (Semiconductors & Semiconductor Equipment)	2,496	$118,685
OraSure Technologies, Inc.* (Health Care Equipment & Supplies)	2,347	24,843
Orthofix Medical, Inc.* (Health Care Equipment & Supplies)	355	15,258
OSI Systems, Inc.* (Electronic Equipment, Instruments & Components)	452	42,135
Owens & Minor, Inc. (Health Care Providers & Services)	1,954	52,856
Pacira BioSciences, Inc.* (Pharmaceuticals)	2,221	132,905
Palomar Holdings, Inc.* (Insurance)	1,108	98,435
Park Aerospace Corp. (Aerospace & Defense)	374	5,015
Park National Corp. (Banks)	399	41,899
Patrick Industries, Inc. (Building Products)	1,123	76,757
PDF Solutions, Inc.* (Semiconductors & Semiconductor Equipment)	914	19,742
Perdoceo Education Corp.* (Diversified Consumer Services)	1,559	19,690
Perficient, Inc.* (IT Services)	1,687	80,386
PetMed Express, Inc.(a) (Internet & Direct Marketing Retail)	1,036	33,214
PGT Innovations, Inc.* (Building Products)	3,014	61,305
Photronics, Inc.* (Semiconductors & Semiconductor Equipment)	1,644	18,347
Piper Sandler Cos. (Capital Markets)	435	43,892
Plantronics, Inc. (Communications Equipment)	1,247	33,706
Plexus Corp.* (Electronic Equipment, Instruments & Components)	840	65,696
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	3,059	250,409
PRA Group, Inc.* (Consumer Finance)	2,330	92,408
PriceSmart, Inc. (Food & Staples Retailing)	524	47,732
Progress Software Corp. (Software)	1,499	67,740
Proto Labs, Inc.* (Machinery)	1,367	209,698
Quaker Chemical Corp. (Chemicals)	675	171,038
QuinStreet, Inc.* (Interactive Media & Services)	2,488	53,343
R1 RCM, Inc.* (Health Care Providers & Services)	5,963	143,231
RadNet, Inc.* (Health Care Providers & Services)	1,073	20,999
Rambus, Inc.* (Semiconductors & Semiconductor Equipment)	2,446	42,707
Range Resources Corp.* (Oil, Gas & Consumable Fuels)	7,469	50,042
Raven Industries, Inc. (Industrial Conglomerates)	769	25,446
Redwood Trust, Inc. (Mortgage Real Estate Investment Trusts)	2,117	18,587
REGENXBIO, Inc.* (Biotechnology)	1,530	69,401
Regis Corp.* (Diversified Consumer Services)	434	3,988
Renewable Energy Group, Inc.* (Oil, Gas & Consumable Fuels)	2,010	142,348
Rent-A-Center, Inc. (Specialty Retail)	2,492	95,419
Rogers Corp.* (Electronic Equipment, Instruments & Components)	505	78,421
Ruth’s Hospitality Group, Inc. (Hotels, Restaurants & Leisure)	603	10,691
Safehold, Inc. (Equity Real Estate Investment Trusts)	732	53,063
Saia, Inc.* (Road & Rail)	1,337	241,730
Saul Centers, Inc. (Equity Real Estate Investment Trusts)	270	8,554
Select Medical Holdings Corp.* (Health Care Providers & Services)	2,810	77,725
ServisFirst Bancshares, Inc. (Banks)	2,398	96,616
Shake Shack, Inc.*—Class A (Hotels, Restaurants & Leisure)	1,822	154,470
Shenandoah Telecommunications Co. (Wireless Telecommunication Services)	1,657	71,665
Shutterstock, Inc. (Internet & Direct Marketing Retail)	1,130	81,021
Simulations Plus, Inc. (Health Care Technology)	774	55,666
Sleep Number Corp.* (Specialty Retail)	1,419	116,159
Southwestern Energy Co.* (Oil, Gas & Consumable Fuels)	18,818	56,078
Spectrum Pharmaceuticals, Inc.* (Biotechnology)	4,104	13,995
SPS Commerce, Inc.* (Software)	1,805	196,005
SPX Corp.* (Machinery)	1,328	72,429
SPX FLOW, Inc.* (Machinery)	820	47,527
Stamps.com, Inc.* (Internet & Direct Marketing Retail)	932	182,850
Stepan Co. (Chemicals)	589	70,279
Steven Madden, Ltd. (Textiles, Apparel & Luxury Goods)	1,543	54,499
StoneX Group, Inc.* (Capital Markets)	832	48,173
Sturm Ruger & Co., Inc. (Leisure Products)	554	36,049
Supernus Pharmaceuticals, Inc.* (Pharmaceuticals)	2,693	67,756
Surmodics, Inc.* (Health Care Equipment & Supplies)	447	19,453
Tabula Rasa Healthcare, Inc.* (Health Care Technology)	1,108	47,467
Tactile Systems Technology, Inc.* (Health Care Equipment & Supplies)	992	44,580
Tanger Factory Outlet Centers, Inc.(a) (Equity Real Estate Investment Trusts)	1,673	16,663
TechTarget, Inc.* (Media)	1,207	71,346
Tennant Co. (Machinery)	434	30,454
The Buckle, Inc. (Specialty Retail)	601	17,549
The Cheesecake Factory, Inc. (Hotels, Restaurants & Leisure)	750	27,795
The Ensign Group, Inc. (Health Care Providers & Services)	2,606	190,029
The Pennant Group, Inc.* (Health Care Providers & Services)	1,296	75,246
The Providence Service Corp.* (Health Care Providers & Services)	631	87,476
The Simply Good Foods Co.* (Food Products)	1,936	60,713
The St Joe Co. (Real Estate Management & Development)	1,595	67,708
Titan International, Inc. (Machinery)	1,159	5,633
Tivity Health, Inc.* (Health Care Providers & Services)	1,263	24,742
Triumph Bancorp, Inc.* (Banks)	1,156	56,124
Triumph Group, Inc. (Aerospace & Defense)	933	11,718
Trupanion, Inc.* (Insurance)	1,673	200,274
TTEC Holdings, Inc. (IT Services)	932	67,971

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Growth :: 269

Common Stocks, continued

	Shares	Value
Tupperware Brands Corp.* (Household Durables)	2,514	$81,428
U.S. Ecology, Inc. (Commercial Services & Supplies)	628	22,815
U.S. Physical Therapy, Inc. (Health Care Providers & Services)	361	43,410
UFP Industries, Inc. (Building Products)	1,595	88,602
Ultra Clean Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	2,070	64,481
UniFirst Corp. (Commercial Services & Supplies)	405	85,735
Unisys Corp.* (IT Services)	1,418	27,906
United Natural Foods, Inc.* (Food & Staples Retailing)	1,519	24,258
Uniti Group, Inc. (Equity Real Estate Investment Trusts)	7,614	89,312
Universal Electronics, Inc.* (Household Durables)	288	15,108
Universal Health Realty Income Trust (Equity Real Estate Investment Trusts)	301	19,345
USANA Health Sciences, Inc.* (Personal Products)	393	30,300
Vanda Pharmaceuticals, Inc.* (Biotechnology)	1,426	18,738
Vector Group, Ltd. (Tobacco)	3,253	37,897
Veeco Instruments, Inc.* (Semiconductors & Semiconductor Equipment)	1,395	24,217
Viad Corp. (Commercial Services & Supplies)	429	15,517
Viavi Solutions, Inc.* (Communications Equipment)	11,704	175,267
Vicor Corp.* (Electrical Equipment)	1,079	99,506
Virtus Investment Partners, Inc. (Capital Markets)	366	79,421
Virtusa Corp.* (IT Services)	1,456	74,445
Vista Outdoor, Inc.* (Leisure Products)	2,976	70,710
Vonage Holdings Corp.* (Diversified Telecommunication Services)	11,931	153,611
Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	1,484	136,558
Watts Water Technologies, Inc.—Class A (Machinery)	912	110,990
WD-40 Co. (Household Products)	698	185,445
Westamerica Bancorp (Banks)	632	34,943
Winnebago Industries, Inc. (Automobiles)	879	52,687
WisdomTree Investments, Inc. (Capital Markets)	2,397	12,824
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	1,594	49,813
World Acceptance Corp.* (Consumer Finance)	138	14,106
Xencor, Inc.* (Biotechnology)	2,936	128,097
Xperi Holding Corp. (Software)	3,404	71,144
YETI Holdings, Inc.* (Leisure Products)	3,828	262,103
Zumiez, Inc.* (Specialty Retail)	598	21,994
Zynex, Inc.*(a) (Health Care Equipment & Supplies)	995	13,393
TOTAL COMMON STOCKS (Cost $14,890,939)		22,616,516

Collateral for Securities Loaned (1.0%)

BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.07%(b)	223,328	223,328
Fidelity Investments Money Market Government Portfolio—Class I, 0.08%(b)	936	936
Invesco Government & Agency Portfolio— Institutional Shares, 0.11%(b)	4,075	4,075
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $228,339)		228,339
TOTAL INVESTMENT SECURITIES (Cost $15,119,278)—101.4%		22,844,855
Net other assets (liabilities)—(1.4)%		(315,156)
NET ASSETS—100.0%		$22,529,699

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $220,650.
(b)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2020.

See accompanying notes to financial statements.

270  :: ProFund VP Small-Cap Growth :: Financial Statements

ProFund VP Small-Cap Growth invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Aerospace & Defense	$297,708	1.3%
Air Freight & Logistics	126,623	0.6%
Airlines	55,826	0.2%
Auto Components	366,245	1.6%
Automobiles	52,687	0.2%
Banks	525,937	2.3%
Beverages	94,560	0.4%
Biotechnology	387,806	1.7%
Building Products	537,286	2.4%
Capital Markets	277,185	1.2%
Chemicals	768,439	3.4%
Commercial Services & Supplies	175,091	0.8%
Communications Equipment	269,266	1.2%
Construction & Engineering	199,902	0.9%
Consumer Finance	259,071	1.1%
Containers & Packaging	14,837	0.1%
Diversified Consumer Services	36,602	0.2%
Diversified Telecommunication Services	418,077	1.9%
Electrical Equipment	134,896	0.6%
Electronic Equipment, Instruments & Components	720,068	3.2%
Energy Equipment & Services	24,124	0.1%
Entertainment	68,134	0.3%
Equity Real Estate Investment Trusts	999,404	4.4%
Food & Staples Retailing	71,990	0.3%
Food Products	269,364	1.1%
Gas Utilities	49,236	0.2%
Health Care Equipment & Supplies	776,763	3.4%
Health Care Providers & Services	1,299,801	5.8%
Health Care Technology	688,719	3.1%
Hotels, Restaurants & Leisure	341,897	1.5%
Household Durables	841,173	3.8%
Household Products	241,323	1.1%
Industrial Conglomerates	25,446	0.1%
Insurance	472,644	2.1%
Interactive Media & Services	53,343	0.2%
Internet & Direct Marketing Retail	311,165	1.4%
IT Services	728,229	3.2%
Leisure Products	435,898	1.9%
Life Sciences Tools & Services	356,683	1.6%
Machinery	1,560,525	6.9%
Marine	125,448	0.6%
Media	71,346	0.3%
Metals & Mining	422,070	1.9%
Mortgage Real Estate Investment Trusts	30,184	0.1%
Multiline Retail	78,390	0.3%
Oil, Gas & Consumable Fuels	307,840	1.4%
Personal Products	172,512	0.8%
Pharmaceuticals	461,434	2.0%
Professional Services	309,291	1.4%
Real Estate Management & Development	216,622	1.0%
Road & Rail	315,772	1.4%
Semiconductors & Semiconductor Equipment	1,681,202	7.6%
Software	1,285,505	5.7%
Specialty Retail	471,020	2.1%
Technology Hardware, Storage & Peripherals	51,164	0.2%
Textiles, Apparel & Luxury Goods	375,463	1.7%
Thrifts & Mortgage Finance	541,280	2.5%
Tobacco	37,897	0.2%
Trading Companies & Distributors	94,290	0.4%
Water Utilities	162,148	0.7%
Wireless Telecommunication Services	71,665	0.3%
Other**	(86,817)	(0.4)%
Total	$22,529,699	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Growth :: 271

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$15,119,278
Securities, at value(a)	22,844,855
Total Investment Securities, at value	22,844,855
Dividends receivable	17,491
Prepaid expenses	1,380
TOTAL ASSETS	22,863,726

LIABILITIES:
Payable for capital shares redeemed	14,542
Cash overdraft	46,993
Payable for collateral for securities loaned	228,339
Advisory fees payable	13,787
Management services fees payable	1,838
Administration fees payable	1,453
Administrative services fees payable	6,701
Distribution fees payable	7,244
Transfer agency fees payable	1,220
Fund accounting fees payable	928
Compliance services fees payable	103
Other accrued expenses	10,879
TOTAL LIABILITIES	334,027
NET ASSETS	$22,529,699
NET ASSETS CONSIST OF:
Capital	$14,502,248
Total distributable earnings (loss)	8,027,451
NET ASSETS	$22,529,699
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	616,174
Net Asset Value (offering and redemption price per share)	$36.56
(a) Includes securities on loan valued at:	$220,650

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$165,558
Interest	97
Foreign tax withholding	(4)
Income from securities lending	1,836
TOTAL INVESTMENT INCOME	167,487

EXPENSES:
Advisory fees	127,312
Management services fees	16,975
Administration fees	15,442
Transfer agency fees	12,372
Administrative services fees	48,018
Distribution fees	42,437
Custody fees	3,145
Fund accounting fees	9,664
Trustee fees	353
Compliance services fees	202
Other fees	20,237
Total Gross Expenses before reductions	296,157
Expenses reduced and reimbursed by the Advisor	(10,978)
TOTAL NET EXPENSES	285,179
NET INVESTMENT INCOME (LOSS)	(117,692)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,051,766
Change in net unrealized appreciation/depreciation on investment securities	2,590,035
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,641,801
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,524,109

See accompanying notes to financial statements.

272  :: ProFund VP Small-Cap Growth :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(117,692)	$(97,507)
Net realized gains (losses) on investments	1,051,766	2,756,016
Change in net unrealized appreciation/depreciation on investments	2,590,035	397,217
Change in net assets resulting from operations	3,524,109	3,055,726

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(2,419,892)	(2,319,685)
Change in net assets resulting from distributions	(2,419,892)	(2,319,685)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	20,530,573	12,943,350
Distributions reinvested	2,419,892	2,319,685
Value of shares redeemed	(19,595,112)	(17,113,775)
Change in net assets resulting from capital transactions	3,355,353	(1,850,740)
Change in net assets	4,459,570	(1,114,699)

NET ASSETS:
Beginning of period	18,070,129	19,184,828
End of period	$22,529,699	$18,070,129

SHARE TRANSACTIONS:
Issued	669,204	352,891
Reinvested	79,733	70,357
Redeemed	(636,862)	(474,445)
Change in shares	112,075	(51,197)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Small-Cap Growth :: 273

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$35.85	$34.55	$39.34	$37.88	$33.35

Investment Activities:
Net investment income (loss)(a)	(0.22)	(0.19)	(0.32)	(0.22)	(0.15)
Net realized and unrealized gains (losses) on investments	5.52	6.37	(1.42)	5.07	6.74
Total income (loss) from investment activities	5.30	6.18	(1.74)	4.85	6.59

Distributions to Shareholders From:
Net realized gains on investments	(4.59)	(4.88)	(3.05)	(3.39)	(2.06)

Net Asset Value, End of Period	$36.56	$35.85	$34.55	$39.34	$37.88

Total Return	17.39%	19.12%	(5.75)%	12.97%	20.23%

Ratios to Average Net Assets:
Gross expenses	1.74%	1.73%	1.69%	1.68%	1.68%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.69)%	(0.51)%	(0.78)%	(0.56)%	(0.45)%

Supplemental Data:
Net assets, end of period (000’s)	$22,530	$18,070	$19,185	$25,788	$30,053
Portfolio turnover rate(b)	148%	108%	155%	134%	220%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

274 :: ProFund VP Small-Cap Value :: Management Discussion of Fund Performance

ProFund VP Small-Cap Value (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index (the “Index”). For the year ended December 31, 2020, the Fund had a total return of 1.06%. For the same period, the Index had a return of 2.53%1 and a volatility of 47.56%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of small-cap U.S. equity “value” performance. It is an unmanaged, float-adjusted, market capitalization-weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600® that have been identified as being on the value end of the growth-value spectrum. Securities are selected for inclusion in the Index by an S&P committee through a process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Small-Cap Value from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Small-Cap Value	1.06%	8.46%	8.37%
S&P SmallCap 600® Value Index	2.53%	10.31%	10.34%

Expense Ratios**

Fund	Gross	Net
ProFund VP Small-Cap Value	1.75%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Capri Holdings, Ltd.	1.5%
Macy’s, Inc.	0.8%
BankUnited, Inc.	0.7%
First Hawaiian, Inc.	0.7%
Resideo Technologies, Inc.	0.7%

S&P SmallCap 600® Value Index – Composition

% of Index
Financials	24%
Industrials	18%
Consumer Discretionary	15%
Real Estate	10%
Information Technology	9%
Health Care	6%
Materials	6%
Energy	5%
Consumer Staples	3%
Utilities	2%
Communication Services	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Small-Cap Value :: 275

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (100.0%)

	Shares	Value
3D Systems Corp.* (Technology Hardware, Storage & Peripherals)	3,338	$34,982
AAR Corp. (Aerospace & Defense)	1,684	60,994
Aaron’s Co., Inc. (The)* (Specialty Retail)	1,703	32,289
Abercrombie & Fitch Co.—Class A (Specialty Retail)	3,165	64,439
ABM Industries, Inc. (Commercial Services & Supplies)	3,384	128,050
Acadia Realty Trust (Equity Real Estate Investment Trusts)	4,378	62,124
ADTRAN, Inc. (Communications Equipment)	2,433	35,935
AdvanSix, Inc.* (Chemicals)	1,422	28,426
Aegion Corp.* (Construction & Engineering)	1,562	29,662
Aerojet Rocketdyne Holdings, Inc.* (Aerospace & Defense)	2,005	105,965
Agree Realty Corp. (Equity Real Estate Investment Trusts)	1,405	93,545
Albany International Corp.—Class A (Machinery)	779	57,194
Alexander & Baldwin, Inc. (Equity Real Estate Investment Trusts)	3,671	63,068
Allegheny Technologies, Inc.* (Metals & Mining)	6,435	107,916
Allegiance Bancshares, Inc. (Banks)	955	32,594
Allegiant Travel Co. (Airlines)	373	70,587
Ambac Financial Group, Inc.* (Insurance)	1,535	23,608
AMC Networks, Inc.*(a)—Class A (Media)	1,509	53,977
American Assets Trust, Inc. (Equity Real Estate Investment Trusts)	2,538	73,297
American Axle & Manufacturing Holdings, Inc.* (Auto Components)	5,747	47,930
American Equity Investment Life Holding Co. (Insurance)	4,668	129,118
American Public Education, Inc.* (Diversified Consumer Services)	331	10,089
American States Water Co. (Water Utilities)	860	68,379
American Vanguard Corp. (Chemicals)	744	11,547
American Woodmark Corp.* (Building Products)	406	38,103
America’s Car-Mart, Inc.* (Specialty Retail)	113	12,412
Ameris Bancorp (Banks)	3,526	134,235
AMERISAFE, Inc. (Insurance)	617	35,434
AMN Healthcare Services, Inc.* (Health Care Providers & Services)	883	60,265
Amphastar Pharmaceuticals, Inc.* (Pharmaceuticals)	650	13,072
AngioDynamics, Inc.* (Health Care Equipment & Supplies)	1,251	19,178
ANI Pharmaceuticals, Inc.* (Pharmaceuticals)	312	9,060
Anika Therapeutics, Inc.* (Health Care Equipment & Supplies)	433	19,598
Apogee Enterprises, Inc. (Building Products)	1,338	42,388
Apollo Commercial Real Estate Finance, Inc. (Mortgage Real Estate Investment Trusts)	6,549	73,152
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	767	59,818
Applied Optoelectronics, Inc.*(a) (Communications Equipment)	1,072	9,123
ArcBest Corp. (Road & Rail)	1,289	55,001
Archrock, Inc. (Energy Equipment & Services)	6,518	56,446
Arconic Corp.* (Metals & Mining)	2,169	64,636
Arcosa, Inc. (Construction & Engineering)	1,126	61,851
Armada Hoffler Properties, Inc. (Equity Real Estate Investment Trusts)	2,940	32,987
ARMOUR Residential REIT, Inc. (Mortgage Real Estate Investment Trusts)	3,285	35,445
Asbury Automotive Group, Inc.* (Specialty Retail)	978	142,535
Assured Guaranty, Ltd. (Insurance)	4,097	129,015
Astec Industries, Inc. (Machinery)	447	25,872
Atlas Air Worldwide Holdings, Inc.* (Air Freight & Logistics)	1,327	72,375
ATN International, Inc. (Diversified Telecommunication Services)	556	23,219
Avista Corp. (Multi-Utilities)	3,488	140,008
Axcelis Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	595	17,326
AZZ, Inc. (Electrical Equipment)	583	27,658
Banc of California, Inc. (Banks)	2,248	33,068
BancFirst Corp. (Banks)	482	28,293
BankUnited, Inc. (Banks)	4,688	163,049
Banner Corp. (Banks)	1,784	83,117
Barnes & Noble Education, Inc.* (Specialty Retail)	1,529	7,110
Barnes Group, Inc. (Machinery)	2,363	119,781
Bed Bath & Beyond, Inc. (Specialty Retail)	6,394	113,557
Bel Fuse, Inc.—Class B (Electronic Equipment, Instruments & Components)	518	7,786
Benchmark Electronics, Inc. (Electronic Equipment, Instruments & Components)	1,850	49,969
Berkshire Hills Bancorp, Inc. (Banks)	1,754	30,028
BJ’s Restaurants, Inc. (Hotels, Restaurants & Leisure)	1,133	43,609
Bloomin’ Brands, Inc. (Hotels, Restaurants & Leisure)	4,044	78,535
Blucora, Inc.* (Capital Markets)	1,365	21,717
Boise Cascade Co. (Paper & Forest Products)	1,990	95,121
Boot Barn Holdings, Inc.* (Specialty Retail)	586	25,409
Boston Private Financial Holdings, Inc. (Banks)	4,173	35,262
Bottomline Technologies, Inc.* (Software)	797	42,034
Brady Corp.—Class A (Commercial Services & Supplies)	1,500	79,230
Brandywine Realty Trust (Equity Real Estate Investment Trusts)	8,656	103,092
Brinker International, Inc. (Hotels, Restaurants & Leisure)	1,058	59,851
Bristow Group, Inc.* (Energy Equipment & Services)	1,176	30,952
Brookline Bancorp, Inc. (Banks)	4,012	48,304
Cadence Bancorp (Banks)	6,392	104,957
CalAmp Corp.* (Communications Equipment)	1,067	10,585
Calavo Growers, Inc. (Food Products)	497	34,507
Caleres, Inc. (Specialty Retail)	1,924	30,111
California Water Service Group (Water Utilities)	1,037	56,029
Callaway Golf Co. (Leisure Products)	2,007	48,188
Callon Petroleum Co.*(a) (Oil, Gas & Consumable Fuels)	2,017	26,544
Cal-Maine Foods, Inc.* (Food Products)	777	29,169

See accompanying notes to financial statements.

276 :: ProFund VP Small-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
Capitol Federal Financial, Inc. (Thrifts & Mortgage Finance)	6,549	$81,863
Capri Holdings, Ltd.* (Textiles, Apparel & Luxury Goods)	7,644	321,048
Capstead Mortgage Corp. (Mortgage Real Estate Investment Trusts)	4,895	28,440
Cardiovascular Systems, Inc.* (Health Care Equipment & Supplies)	997	43,629
Cardtronics PLC*—Class A (IT Services)	1,805	63,716
CareTrust REIT, Inc. (Equity Real Estate Investment Trusts)	2,380	52,788
Carpenter Technology Corp. (Metals & Mining)	2,436	70,936
Cavco Industries, Inc.* (Household Durables)	182	31,932
Centerspace (Equity Real Estate Investment Trusts)	284	20,062
Central Garden & Pet Co.* (Household Products)	193	7,452
Central Garden & Pet Co.*—Class A (Household Products)	771	28,010
Central Pacific Financial Corp. (Banks)	1,430	27,184
Century Aluminum Co.* (Metals & Mining)	1,017	11,218
Chatham Lodging Trust (Equity Real Estate Investment Trusts)	2,383	25,736
Chefs’ Warehouse, Inc.* (Food & Staples Retailing)	1,648	42,337
Chesapeake Utilities Corp. (Gas Utilities)	434	46,963
Chico’s FAS, Inc. (Specialty Retail)	6,084	9,674
Chuy’s Holdings, Inc.* (Hotels, Restaurants & Leisure)	999	26,464
CIRCOR International, Inc.* (Machinery)	650	24,986
City Holding Co. (Banks)	433	30,115
Clearwater Paper Corp.* (Paper & Forest Products)	841	31,748
Coca-Cola Consolidated, Inc. (Beverages)	134	35,680
Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	789	47,237
Columbia Banking System, Inc. (Banks)	3,633	130,425
Community Bank System, Inc. (Banks)	1,440	89,726
Computer Programs & Systems, Inc. (Health Care Technology)	339	9,099
Comtech Telecommunications Corp. (Communications Equipment)	1,270	26,276
CONMED Corp. (Health Care Equipment & Supplies)	639	71,568
Conn’s, Inc.* (Specialty Retail)	976	11,409
CONSOL Energy, Inc.* (Oil, Gas & Consumable Fuels)	1,322	9,532
Consolidated Communications Holdings, Inc.* (Diversified Telecommunication Services)	3,706	18,122
Cooper Tire & Rubber Co. (Auto Components)	2,556	103,517
Cooper-Standard Holding, Inc.* (Auto Components)	858	29,747
Core Laboratories N.V. (Energy Equipment & Services)	1,355	35,921
CoreCivic, Inc. (Equity Real Estate Investment Trusts)	6,070	39,759
Core-Mark Holding Co., Inc. (Distributors)	2,279	66,934
CorVel Corp.* (Health Care Providers & Services)	167	17,702
Covetrus, Inc.* (Health Care Providers & Services)	2,011	57,796
Cross Country Healthcare, Inc.* (Health Care Providers & Services)	1,772	15,718
CryoLife, Inc.* (Health Care Equipment & Supplies)	927	21,886
CSG Systems International, Inc. (IT Services)	836	37,679
CTS Corp. (Electronic Equipment, Instruments & Components)	769	26,400
Cubic Corp. (Aerospace & Defense)	783	48,577
Customers Bancorp, Inc.* (Banks)	1,476	26,834
Cutera, Inc.* (Health Care Equipment & Supplies)	501	12,079
CVB Financial Corp. (Banks)	3,813	74,354
Daktronics, Inc. (Electronic Equipment, Instruments & Components)	1,870	8,752
Dave & Buster’s Entertainment, Inc. (Hotels, Restaurants & Leisure)	2,408	72,288
Deluxe Corp. (Commercial Services & Supplies)	2,126	62,079
Designer Brands, Inc. (Specialty Retail)	2,983	22,820
DiamondRock Hospitality Co.* (Equity Real Estate Investment Trusts)	10,124	83,523
Diebold Nixdorf, Inc.* (Technology Hardware, Storage & Peripherals)	2,089	22,269
Digi International, Inc.* (Communications Equipment)	624	11,794
Dime Community Bancshares, Inc. (Thrifts & Mortgage Finance)	1,442	22,740
Diversified Healthcare Trust (Equity Real Estate Investment Trusts)	12,088	49,803
Donnelley Financial Solutions, Inc.* (Capital Markets)	844	14,323
Dorian LPG, Ltd.* (Oil, Gas & Consumable Fuels)	733	8,935
Dril-Quip, Inc.* (Energy Equipment & Services)	1,781	52,753
DSP Group, Inc.* (Semiconductors & Semiconductor Equipment)	535	8,876
DXP Enterprises, Inc.* (Trading Companies & Distributors)	830	18,451
Eagle Bancorp, Inc. (Banks)	1,636	67,567
Eagle Pharmaceuticals, Inc.* (Biotechnology)	377	17,557
Easterly Government Properties, Inc. (Equity Real Estate Investment Trusts)	2,350	53,228
Echo Global Logistics, Inc.* (Air Freight & Logistics)	662	17,755
El Pollo Loco Holdings, Inc.* (Hotels, Restaurants & Leisure)	462	8,362
Employers Holdings, Inc. (Insurance)	1,472	47,384
Enanta Pharmaceuticals, Inc.* (Biotechnology)	526	22,145
Encore Capital Group, Inc.* (Consumer Finance)	1,590	61,931
Encore Wire Corp. (Electrical Equipment)	1,047	63,416
Endo International PLC* (Pharmaceuticals)	4,556	32,712
Enerpac Tool Group Corp. (Machinery)	1,791	40,495
Enova International, Inc.* (Consumer Finance)	1,809	44,809
EnPro Industries, Inc. (Machinery)	1,042	78,692
ePlus, Inc.* (Electronic Equipment, Instruments & Components)	685	60,246
ESCO Technologies, Inc. (Machinery)	542	55,945
Ethan Allen Interiors, Inc. (Household Durables)	1,106	22,352
Exterran Corp.* (Energy Equipment & Services)	1,260	5,569
Extreme Networks, Inc.* (Communications Equipment)	3,495	24,081
EZCORP, Inc.*—Class A (Consumer Finance)	2,642	12,655

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Value :: 277

Common Stocks, continued

	Shares	Value
Fabrinet* (Electronic Equipment, Instruments & Components)	712	$55,244
FARO Technologies, Inc.* (Electronic Equipment, Instruments & Components)	380	26,839
FB Financial Corp. (Banks)	1,581	54,908
Ferro Corp.* (Chemicals)	2,715	39,720
Fiesta Restaurant Group, Inc.* (Hotels, Restaurants & Leisure)	882	10,055
First Bancorp (Banks)	11,073	102,093
First Bancorp (Banks)	1,453	49,155
First Commonwealth Financial Corp. (Banks)	4,877	53,354
First Financial Bancorp (Banks)	4,974	87,194
First Hawaiian, Inc. (Banks)	6,636	156,477
First Midwest Bancorp, Inc. (Banks)	5,800	92,336
Flagstar Bancorp, Inc. (Thrifts & Mortgage Finance)	960	39,130
Fossil Group, Inc.* (Textiles, Apparel & Luxury Goods)	1,093	9,476
Foundation Building Materials, Inc.* (Trading Companies & Distributors)	1,140	21,899
Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts)	1,640	48,823
Franklin Street Properties Corp. (Equity Real Estate Investment Trusts)	4,901	21,417
Fresh Del Monte Produce, Inc. (Food Products)	1,538	37,020
FutureFuel Corp. (Chemicals)	759	9,639
GameStop Corp.*(a)—Class A (Specialty Retail)	1,472	27,732
Gannett Co., Inc.* (Media)	6,649	22,341
GCP Applied Technologies, Inc.* (Chemicals)	1,173	27,741
Genesco, Inc.* (Specialty Retail)	723	21,755
Gentherm, Inc.* (Auto Components)	564	36,784
Getty Realty Corp. (Equity Real Estate Investment Trusts)	967	26,631
G-III Apparel Group, Ltd.* (Textiles, Apparel & Luxury Goods)	2,209	52,442
Glatfelter Corp. (Paper & Forest Products)	2,252	36,888
Glaukos Corp.* (Health Care Equipment & Supplies)	821	61,788
Global Net Lease, Inc. (Equity Real Estate Investment Trusts)	4,540	77,816
GMS, Inc.* (Trading Companies & Distributors)	2,166	66,020
Granite Construction, Inc. (Construction & Engineering)	2,372	63,357
Granite Point Mortgage Trust, Inc. (Mortgage Real Estate Investment Trusts)	2,800	27,972
Great Western Bancorp, Inc. (Banks)	1,843	38,519
Green Plains, Inc.* (Oil, Gas & Consumable Fuels)	1,701	22,402
Greenhill & Co., Inc. (Capital Markets)	289	3,508
Griffon Corp. (Building Products)	2,278	46,426
Group 1 Automotive, Inc. (Specialty Retail)	873	114,485
Guess?, Inc. (Specialty Retail)	1,905	43,091
H.B. Fuller Co. (Chemicals)	1,286	66,719
Hanger, Inc.* (Health Care Providers & Services)	755	16,602
Hanmi Financial Corp. (Banks)	1,558	17,668
Harmonic, Inc.* (Communications Equipment)	2,578	19,051
Harsco Corp.* (Machinery)	4,004	71,992
Haverty Furniture Cos., Inc. (Specialty Retail)	466	12,894
Hawaiian Holdings, Inc. (Airlines)	2,334	41,312
Hawkins, Inc. (Chemicals)	217	11,351
Haynes International, Inc. (Metals & Mining)	641	15,281
HealthStream, Inc.* (Health Care Technology)	798	17,428
Heartland Express, Inc. (Road & Rail)	1,276	23,096
Heidrick & Struggles International, Inc. (Professional Services)	982	28,851
Helix Energy Solutions Group, Inc.* (Energy Equipment & Services)	7,161	30,076
Helmerich & Payne, Inc. (Energy Equipment & Services)	5,460	126,455
Heritage Financial Corp. (Banks)	1,822	42,617
Hersha Hospitality Trust (Equity Real Estate Investment Trusts)	1,852	14,612
Hillenbrand, Inc. (Machinery)	1,290	51,342
HomeStreet, Inc. (Thrifts & Mortgage Finance)	1,106	37,328
Hope Bancorp, Inc. (Banks)	6,254	68,231
Horace Mann Educators Corp. (Insurance)	2,102	88,368
Hub Group, Inc.*—Class A (Air Freight & Logistics)	1,699	96,842
Ichor Holdings, Ltd.* (Semiconductors & Semiconductor Equipment)	588	17,725
Independence Realty Trust, Inc. (Equity Real Estate Investment Trusts)	2,454	32,957
Independent Bank Corp. (Banks)	1,070	78,153
Independent Bank Group, Inc. (Banks)	1,865	116,600
Industrial Logistics Properties Trust (Equity Real Estate Investment Trusts)	1,823	42,458
Innospec, Inc. (Chemicals)	773	70,135
Inogen, Inc.* (Health Care Equipment & Supplies)	541	24,172
Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	1,781	135,516
Insteel Industries, Inc. (Building Products)	579	12,894
Integer Holdings Corp.* (Health Care Equipment & Supplies)	1,001	81,271
Inter Parfums, Inc. (Personal Products)	502	30,366
Interface, Inc. (Commercial Services & Supplies)	2,977	31,259
Invacare Corp. (Health Care Equipment & Supplies)	1,746	15,627
Invesco Mortgage Capital, Inc.(a) (Mortgage Real Estate Investment Trusts)	5,797	19,594
Iridium Communications, Inc.* (Diversified Telecommunication Services)	2,321	91,274
iStar, Inc. (Equity Real Estate Investment Trusts)	3,754	55,747
Itron, Inc.* (Electronic Equipment, Instruments & Components)	984	94,366
J & J Snack Foods Corp. (Food Products)	433	67,275
James River Group Holdings, Ltd. (Insurance)	932	45,808
John B Sanfilippo & Son, Inc. (Food Products)	447	35,250
John Bean Technologies Corp. (Machinery)	628	71,510
Kaiser Aluminum Corp. (Metals & Mining)	803	79,417
Kaman Corp.—Class A (Trading Companies & Distributors)	1,404	80,211
Kelly Services, Inc.—Class A (Professional Services)	1,693	34,825
Kite Realty Group Trust (Equity Real Estate Investment Trusts)	4,273	63,924
KKR Real Estate Finance Trust, Inc. (Mortgage Real Estate Investment Trusts)	1,380	24,730
Knowles Corp.* (Electronic Equipment, Instruments & Components)	4,652	85,736

See accompanying notes to financial statements.

278 :: ProFund VP Small-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)	1,310	$53,134
Koppers Holdings, Inc.* (Chemicals)	1,068	33,279
Korn Ferry (Professional Services)	1,649	71,732
Kraton Corp.* (Chemicals)	1,617	44,936
Kulicke & Soffa Industries, Inc. (Semiconductors & Semiconductor Equipment)	1,605	51,055
Lannett Co., Inc.* (Pharmaceuticals)	1,734	11,306
Lantheus Holdings, Inc.* (Health Care Equipment & Supplies)	3,393	45,772
Laredo Petroleum, Inc.* (Oil, Gas & Consumable Fuels)	457	9,003
La-Z-Boy, Inc. (Household Durables)	1,147	45,696
Lexington Realty Trust (Equity Real Estate Investment Trusts)	8,994	95,515
Lindsay Corp. (Machinery)	221	28,390
Liquidity Services, Inc.* (Internet & Direct Marketing Retail)	452	7,191
LTC Properties, Inc. (Equity Real Estate Investment Trusts)	1,215	47,276
Lydall, Inc.* (Machinery)	462	13,874
M.D.C Holdings, Inc. (Household Durables)	1,067	51,856
M/I Homes, Inc.* (Household Durables)	1,458	64,575
Mack-Cali Realty Corp. (Equity Real Estate Investment Trusts)	4,372	54,475
Macy’s, Inc. (Multiline Retail)	15,746	177,143
Magellan Health, Inc.* (Health Care Providers & Services)	1,157	95,847
ManTech International Corp.—Class A (IT Services)	441	39,223
Marcus & Millichap, Inc.* (Real Estate Management & Development)	657	24,460
Matador Resources Co.* (Oil, Gas & Consumable Fuels)	3,176	38,303
Materion Corp. (Metals & Mining)	640	40,781
Matrix Service Co.* (Energy Equipment & Services)	1,342	14,789
Matthews International Corp.—Class A (Commercial Services & Supplies)	1,613	47,422
MAX Holdings, Inc. (Real Estate Management & Development)	547	19,873
MEDNAX, Inc.* (Health Care Providers & Services)	2,649	65,006
Mercer International, Inc. (Paper & Forest Products)	2,005	20,551
Meredith Corp. (Media)	2,055	39,456
Meritor, Inc.* (Machinery)	3,670	102,430
Meta Financial Group, Inc. (Thrifts & Mortgage Finance)	748	27,347
Methode Electronics, Inc. (Electronic Equipment, Instruments & Components)	1,123	42,988
MGP Ingredients, Inc. (Beverages)	314	14,777
Monarch Casino & Resort, Inc.* (Hotels, Restaurants & Leisure)	318	19,468
Monro, Inc. (Specialty Retail)	1,691	90,130
Moog, Inc.—Class A (Aerospace & Defense)	924	73,273
Motorcar Parts of America, Inc.* (Auto Components)	967	18,973
Movado Group, Inc.* (Textiles, Apparel & Luxury Goods)	842	13,994
MTS Systems Corp. (Electronic Equipment, Instruments & Components)	978	56,880
Mueller Industries, Inc. (Machinery)	1,738	61,021
Myers Industries, Inc. (Containers & Packaging)	1,109	23,045
MYR Group, Inc.* (Construction & Engineering)	374	22,477
Myriad Genetics, Inc.* (Biotechnology)	3,816	75,461
Nabors Industries, Ltd.*(a) (Energy Equipment & Services)	326	18,983
National Bank Holdings Corp. (Banks)	574	18,804
National Presto Industries, Inc. (Aerospace & Defense)	264	23,346
National Storage Affiliates Trust (Equity Real Estate Investment Trusts)	1,232	44,389
Natus Medical, Inc.* (Health Care Equipment & Supplies)	1,718	34,429
NBT Bancorp, Inc. (Banks)	2,213	71,037
Neenah, Inc. (Paper & Forest Products)	853	47,188
NETGEAR, Inc.* (Communications Equipment)	1,536	62,407
New York Mortgage Trust, Inc. (Mortgage Real Estate Investment Trusts)	19,166	70,723
Nexpoint Residential Trust, Inc. (Equity Real Estate Investment Trusts)	483	20,436
NextGen Healthcare, Inc.* (Health Care Technology)	1,489	27,159
Northfield Bancorp, Inc. (Thrifts & Mortgage Finance)	2,426	29,913
Northwest Bancshares, Inc. (Thrifts & Mortgage Finance)	6,485	82,618
Northwest Natural Holding Co. (Gas Utilities)	1,551	71,330
NOW, Inc.* (Trading Companies & Distributors)	5,550	39,849
Oceaneering International, Inc.* (Energy Equipment & Services)	5,039	40,060
Office Properties Income Trust (Equity Real Estate Investment Trusts)	2,451	55,687
OFG Bancorp (Banks)	2,605	48,297
Oil States International, Inc.* (Energy Equipment & Services)	3,096	15,542
Old National Bancorp (Banks)	8,390	138,938
Olympic Steel, Inc. (Metals & Mining)	461	6,145
OraSure Technologies, Inc.* (Health Care Equipment & Supplies)	1,311	13,877
Orthofix Medical, Inc.* (Health Care Equipment & Supplies)	628	26,991
OSI Systems, Inc.* (Electronic Equipment, Instruments & Components)	397	37,008
Owens & Minor, Inc. (Health Care Providers & Services)	1,791	48,447
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	857	56,142
Pacific Premier Bancorp, Inc. (Banks)	4,789	150,039
Par Pacific Holdings, Inc.* (Oil, Gas & Consumable Fuels)	2,026	28,323
Park Aerospace Corp. (Aerospace & Defense)	581	7,791
Park National Corp. (Banks)	325	34,128
Patterson-UTI Energy, Inc. (Energy Equipment & Services)	9,513	50,038
PBF Energy, Inc.—Class A (Oil, Gas & Consumable Fuels)	4,876	34,620
PC Connection, Inc. (Electronic Equipment, Instruments & Components)	557	26,341

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Value :: 279

Common Stocks, continued

	Shares	Value
PDC Energy, Inc.* (Oil, Gas & Consumable Fuels)	5,055	$103,778
PDF Solutions, Inc.* (Semiconductors & Semiconductor Equipment)	580	12,528
Penn Virginia Corp.* (Oil, Gas & Consumable Fuels)	771	7,826
PennyMac Mortgage Investment Trust (Mortgage Real Estate Investment Trusts)	5,013	88,178
Perdoceo Education Corp.* (Diversified Consumer Services)	1,969	24,869
Phibro Animal Health Corp.—Class A (Pharmaceuticals)	1,029	19,983
Photronics, Inc.* (Semiconductors & Semiconductor Equipment)	1,698	18,950
Piper Sandler Cos. (Capital Markets)	265	26,739
Pitney Bowes, Inc. (Commercial Services & Supplies)	8,783	54,103
Plantronics, Inc. (Communications Equipment)	667	18,029
Plexus Corp.* (Electronic Equipment, Instruments & Components)	629	49,194
Powell Industries, Inc. (Electrical Equipment)	447	13,182
Preferred Bank (Banks)	688	34,723
PriceSmart, Inc. (Food & Staples Retailing)	663	60,392
ProAssurance Corp. (Insurance)	2,734	48,638
Progress Software Corp. (Software)	802	36,242
ProPetro Holding Corp.* (Energy Equipment & Services)	4,096	30,269
Provident Financial Services, Inc. (Thrifts & Mortgage Finance)	3,700	66,452
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)	12,289	29,371
Quanex Building Products Corp. (Building Products)	1,665	36,913
RadNet, Inc.* (Health Care Providers & Services)	1,109	21,703
Rambus, Inc.* (Semiconductors & Semiconductor Equipment)	3,354	58,561
Range Resources Corp.* (Oil, Gas & Consumable Fuels)	5,593	37,473
Raven Industries, Inc. (Industrial Conglomerates)	1,056	34,943
Rayonier Advanced Materials, Inc.* (Chemicals)	3,214	20,955
Ready Capital Corp. (Mortgage Real Estate Investment Trusts)	2,073	25,809
Realogy Holdings Corp.* (Real Estate Management & Development)	5,858	76,857
Red Robin Gourmet Burgers, Inc.* (Hotels, Restaurants & Leisure)	788	15,153
Redwood Trust, Inc. (Mortgage Real Estate Investment Trusts)	3,578	31,415
Regis Corp.* (Diversified Consumer Services)	801	7,361
Renasant Corp. (Banks)	2,851	96,022
Resideo Technologies, Inc.* (Building Products)	7,129	151,563
Resources Connection, Inc. (Professional Services)	1,546	19,433
Retail Opportunity Investments Corp. (Equity Real Estate Investment Trusts)	5,988	80,179
Retail Properties of America, Inc. (Equity Real Estate Investment Trusts)	10,871	93,056
REX American Resources Corp.* (Oil, Gas & Consumable Fuels)	267	19,616
Rogers Corp.* (Electronic Equipment, Instruments & Components)	445	69,104
RPC, Inc.* (Energy Equipment & Services)	2,945	9,277
RPT Realty (Equity Real Estate Investment Trusts)	4,108	35,534
Ruth’s Hospitality Group, Inc. (Hotels, Restaurants & Leisure)	1,018	18,049
S&T Bancorp, Inc. (Banks)	1,995	49,556
Safety Insurance Group, Inc. (Insurance)	718	55,932
Sally Beauty Holdings, Inc.* (Specialty Retail)	5,724	74,641
Sanmina Corp.* (Electronic Equipment, Instruments & Components)	3,302	105,301
Saul Centers, Inc. (Equity Real Estate Investment Trusts)	386	12,228
ScanSource, Inc.* (Electronic Equipment, Instruments & Components)	1,287	33,951
Scholastic Corp. (Media)	1,520	38,000
Schweitzer-Mauduit International, Inc. (Paper & Forest Products)	1,589	63,894
Seacoast Banking Corp.* (Banks)	2,800	82,460
SEACOR Holdings, Inc.* (Energy Equipment & Services)	972	40,289
Select Medical Holdings Corp.* (Health Care Providers & Services)	2,681	74,156
Seneca Foods Corp.*—Class A (Food Products)	339	13,526
Shenandoah Telecommunications Co. (Wireless Telecommunication Services)	886	38,319
Shoe Carnival, Inc. (Specialty Retail)	437	17,122
Signet Jewelers, Ltd. (Specialty Retail)	2,656	72,429
Simmons First National Corp.—Class A (Banks)	5,523	119,242
SITE Centers Corp. (Equity Real Estate Investment Trusts)	7,647	77,388
SkyWest, Inc. (Airlines)	2,544	102,548
SM Energy Co. (Oil, Gas & Consumable Fuels)	5,406	33,085
SMART Global Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	706	26,567
Sonic Automotive, Inc.—Class A (Specialty Retail)	1,203	46,400
South Jersey Industries, Inc. (Gas Utilities)	5,105	110,013
Southside Bancshares, Inc. (Banks)	1,594	49,462
Southwestern Energy Co.* (Oil, Gas & Consumable Fuels)	14,090	41,988
SpartanNash Co. (Food & Staples Retailing)	1,820	31,686
Spectrum Pharmaceuticals, Inc.* (Biotechnology)	3,331	11,359
Spok Holdings, Inc. (Wireless Telecommunication Services)	891	9,917
SPX Corp.* (Machinery)	954	52,031
SPX FLOW, Inc.* (Machinery)	1,328	76,971
Standard Motor Products, Inc. (Auto Components)	1,025	41,472
Standex International Corp. (Machinery)	629	48,760
Stepan Co. (Chemicals)	498	59,421
Steven Madden, Ltd. (Textiles, Apparel & Luxury Goods)	2,395	84,591
Stewart Information Services Corp. (Insurance)	1,356	65,576

See accompanying notes to financial statements.

280 :: ProFund VP Small-Cap Value :: Financial Statements

Common Stocks, continued

	Shares	Value
Sturm Ruger & Co., Inc. (Leisure Products)	338	$21,994
Summit Hotel Properties, Inc. (Equity Real Estate Investment Trusts)	5,363	48,321
SunCoke Energy, Inc. (Metals & Mining)	4,198	18,261
Surmodics, Inc.* (Health Care Equipment & Supplies)	250	10,880
Sykes Enterprises, Inc.* (IT Services)	2,007	75,603
Talos Energy, Inc.* (Oil, Gas & Consumable Fuels)	1,186	9,773
Tanger Factory Outlet Centers, Inc.(a) (Equity Real Estate Investment Trusts)	3,082	30,697
Team, Inc.* (Commercial Services & Supplies)	1,554	16,939
Tennant Co. (Machinery)	506	35,506
The Andersons, Inc. (Food & Staples Retailing)	1,556	38,138
The Buckle, Inc. (Specialty Retail)	858	25,054
The Cato Corp.—Class A (Specialty Retail)	999	9,580
The Cheesecake Factory, Inc. (Hotels, Restaurants & Leisure)	1,382	51,217
The Children’s Place, Inc.* (Specialty Retail)	740	37,074
The E.W. Scripps Co.—Class A (Media)	2,898	44,310
The GEO Group, Inc. (Equity Real Estate Investment Trusts)	6,156	54,542
The Greenbrier Cos., Inc. (Machinery)	1,666	60,609
The Marcus Corp. (Entertainment)	1,173	15,812
The Michaels Cos., Inc.* (Specialty Retail)	3,746	48,735
The ODP Corp.* (Specialty Retail)	2,674	78,348
The Simply Good Foods Co.* (Food Products)	2,379	74,606
Third Point Reinsurance, Ltd.* (Insurance)	4,168	39,679
TimkenSteel Corp.* (Metals & Mining)	1,923	8,980
Titan International, Inc. (Machinery)	1,404	6,823
Tivity Health, Inc.* (Health Care Providers & Services)	646	12,655
Tompkins Financial Corp. (Banks)	613	43,278
Tredegar Corp. (Chemicals)	1,309	21,860
Trinseo SA (Chemicals)	1,945	99,604
Triumph Group, Inc. (Aerospace & Defense)	1,718	21,578
TrueBlue, Inc.* (Professional Services)	1,799	33,623
TrustCo Bank Corp. (Thrifts & Mortgage Finance)	4,893	32,636
TTM Technologies, Inc.* (Electronic Equipment, Instruments & Components)	5,037	69,485
U.S. Concrete, Inc.* (Construction Materials)	804	32,136
U.S. Ecology, Inc. (Commercial Services & Supplies)	975	35,422
U.S. Physical Therapy, Inc. (Health Care Providers & Services)	293	35,233
U.S. Silica Holdings, Inc. (Energy Equipment & Services)	3,753	26,346
UFP Industries, Inc. (Building Products)	1,522	84,547
Unifi, Inc.* (Textiles, Apparel & Luxury Goods)	758	13,447
UniFirst Corp. (Commercial Services & Supplies)	371	78,537
Unisys Corp.* (IT Services)	1,792	35,267
United Community Banks, Inc. (Banks)	4,396	125,022
United Fire Group, Inc. (Insurance)	1,093	27,434
United Insurance Holdings Corp. (Insurance)	1,049	6,000
United Natural Foods, Inc.* (Food & Staples Retailing)	1,336	21,336
Uniti Group, Inc. (Equity Real Estate Investment Trusts)	4,252	49,876
Universal Corp. (Tobacco)	1,244	60,471
Universal Electronics, Inc.* (Household Durables)	412	21,614
Universal Health Realty Income Trust (Equity Real Estate Investment Trusts)	350	22,495
Universal Insurance Holdings, Inc. (Insurance)	1,447	21,864
Urstadt Biddle Properties, Inc.—Class A (Equity Real Estate Investment Trusts)	1,523	21,520
USANA Health Sciences, Inc.* (Personal Products)	219	16,885
Vanda Pharmaceuticals, Inc.* (Biotechnology)	1,360	17,870
Varex Imaging Corp.* (Health Care Equipment & Supplies)	1,990	33,193
Vector Group, Ltd. (Tobacco)	3,228	37,606
Veeco Instruments, Inc.* (Semiconductors & Semiconductor Equipment)	1,133	19,669
Vera Bradley, Inc.* (Textiles, Apparel & Luxury Goods)	1,119	8,907
Veritex Holdings, Inc. (Banks)	2,520	64,663
Veritiv Corp.* (Trading Companies & Distributors)	629	13,077
Viad Corp. (Commercial Services & Supplies)	611	22,100
Wabash National Corp. (Machinery)	2,686	46,280
Waddell & Reed Financial, Inc.—Class A (Capital Markets)	3,171	80,765
Warrior Met Coal, Inc. (Metals & Mining)	2,597	55,368
Washington Real Estate Investment Trust (Equity Real Estate Investment Trusts)	4,180	90,413
Watts Water Technologies, Inc.—Class A (Machinery)	487	59,268
Westamerica Bancorp (Banks)	736	40,693
Whitestone REIT (Equity Real Estate Investment Trusts)	2,020	16,099
Winnebago Industries, Inc. (Automobiles)	840	50,350
WisdomTree Investments, Inc. (Capital Markets)	3,283	17,564
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	2,581	80,656
World Acceptance Corp.* (Consumer Finance)	65	6,644
Xenia Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	5,771	87,719
Xperi Holding Corp. (Software)	1,984	41,466
Zumiez, Inc.* (Specialty Retail)	466	17,139
TOTAL COMMON STOCKS (Cost $17,137,530)		21,807,941

Repurchase Agreements(b) (0.2%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $36,000	$36,000	$36,000
TOTAL REPURCHASE AGREEMENTS (Cost $36,000)		36,000

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Value :: 281

Collateral for Securities Loaned (0.7%)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.07%(c)	146,652	$146,652
Fidelity Investments Money Market Government Portfolio—Class I, 0.08%(c)	615	615
Invesco Government & Agency Portfolio— Institutional Shares, 0.11%(c)	2,676	2,676
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $149,943)		149,943
TOTAL INVESTMENT SECURITIES (Cost $17,323,473)—100.9%		21,993,884
Net other assets (liabilities)—(0.9)%		(204,747)
NET ASSETS—100.0%		$21,789,137

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $142,764.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2020.

ProFund VP Small-Cap Value invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Aerospace & Defense	$341,524	1.6%
Air Freight & Logistics	186,972	0.9%
Airlines	214,447	1.0%
Auto Components	278,423	1.3%
Automobiles	50,350	0.2%
Banks	3,262,781	14.9%
Beverages	50,457	0.2%
Biotechnology	144,392	0.7%
Building Products	412,834	1.8%
Capital Markets	164,616	0.8%
Chemicals	545,333	2.5%
Commercial Services & Supplies	555,141	2.4%
Communications Equipment	217,281	1.0%
Construction & Engineering	177,347	0.8%
Construction Materials	32,136	0.1%
Consumer Finance	126,039	0.6%
Containers & Packaging	23,045	0.1%
Distributors	66,934	0.3%
Diversified Consumer Services	42,319	0.2%
Diversified Telecommunication Services	179,852	0.8%
Electrical Equipment	104,256	0.5%
Electronic Equipment, Instruments & Components	1,041,106	4.7%
Energy Equipment & Services	583,765	2.7%
Entertainment	15,812	0.1%
Equity Real Estate Investment Trusts	2,175,242	9.9%
Food & Staples Retailing	193,889	0.9%
Food Products	291,353	1.3%
Gas Utilities	228,306	1.1%
Health Care Equipment & Supplies	535,938	2.5%
Health Care Providers & Services	521,130	2.4%
Health Care Technology	53,686	0.2%
Hotels, Restaurants & Leisure	403,051	1.8%
Household Durables	238,025	1.1%
Household Products	35,462	0.2%
Industrial Conglomerates	34,943	0.2%
Insurance	763,858	3.4%
Internet & Direct Marketing Retail	7,191	NM
IT Services	251,488	1.2%
Leisure Products	70,182	0.3%
Machinery	1,189,772	5.4%
Media	198,084	0.9%
Metals & Mining	478,939	2.2%
Mortgage Real Estate Investment Trusts	425,458	2.0%
Multiline Retail	177,143	0.8%
Multi-Utilities	140,008	0.6%
Oil, Gas & Consumable Fuels	460,572	2.1%
Paper & Forest Products	295,390	1.4%
Personal Products	47,251	0.2%
Pharmaceuticals	86,133	0.4%
Professional Services	188,464	0.9%
Real Estate Management & Development	121,190	0.6%
Road & Rail	78,097	0.4%
Semiconductors & Semiconductor Equipment	231,257	1.1%
Software	119,742	0.5%
Specialty Retail	1,208,374	5.6%
Technology Hardware, Storage & Peripherals	57,251	0.3%
Textiles, Apparel & Luxury Goods	693,837	3.3%
Thrifts & Mortgage Finance	420,027	1.9%
Tobacco	98,077	0.5%
Trading Companies & Distributors	299,325	1.4%
Water Utilities	124,408	0.6%
Wireless Telecommunication Services	48,236	0.2%
Other**	(18,804)	NM
Total	$21,789,137	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

282 :: ProFund VP Small-Cap Value :: Financial Statements

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$17,323,473
Securities, at value(a)	21,957,884
Repurchase agreements, at value	36,000
Total Investment Securities, at value	21,993,884
Cash	1,056
Dividends and interest receivable	30,091
Receivable for investments sold	418,757
Receivable from third party	17,331
Prepaid expenses	1,002
TOTAL ASSETS	22,462,121

LIABILITIES:
Payable for capital shares redeemed	475,105
Payable for collateral for securities loaned	149,943
Advisory fees payable	12,544
Management services fees payable	1,673
Administration fees payable	1,412
Administrative services fees payable	7,838
Distribution fees payable	7,310
Transfer agency fees payable	1,185
Fund accounting fees payable	937
Compliance services fees payable	88
Other accrued expenses	14,949
TOTAL LIABILITIES	672,984
NET ASSETS	$21,789,137
NET ASSETS CONSIST OF:
Capital	$21,545,345
Total distributable earnings (loss)	243,792
NET ASSETS	$21,789,137
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	513,599
Net Asset Value (offering and redemption price per share)	$42.42
(a) Includes securities on loan valued at:	$142,764

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$262,629
Interest	43
Foreign tax withholding	(279)
Income from securities lending	9,137
TOTAL INVESTMENT INCOME	271,530

EXPENSES:
Advisory fees	106,489
Management services fees	14,198
Administration fees	12,900
Transfer agency fees	10,252
Administrative services fees	39,724
Distribution fees	35,496
Custody fees	2,505
Fund accounting fees	8,610
Trustee fees	305
Compliance services fees	152
Other fees	21,447
Total Gross Expenses before reductions	252,078
Expenses reduced and reimbursed by the Advisor	(13,543)
TOTAL NET EXPENSES	238,535
NET INVESTMENT INCOME (LOSS)	32,995

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(1,687,326)
Change in net unrealized appreciation/depreciation on investment securities	1,588,065
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(99,261)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(66,266)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Small-Cap Value :: 283

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$32,995	$13,201
Net realized gains (losses) on investments	(1,687,326)	1,511,395
Change in net unrealized appreciation/depreciation on investments	1,588,065	1,783,129
Change in net assets resulting from operations	(66,266)	3,307,725

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(1,810,228)	—
Change in net assets resulting from distributions	(1,810,228)	—

CAPITAL TRANSACTIONS:
Proceeds from shares issued	23,838,861	22,767,185
Distributions reinvested	1,810,228	—
Value of shares redeemed	(23,271,785)	(21,132,154)
Change in net assets resulting from capital transactions	2,377,304	1,635,031
Change in net assets	500,810	4,942,756

NET ASSETS:
Beginning of period	21,288,327	16,345,571
End of period	$21,789,137	$21,288,327

SHARE TRANSACTIONS:
Issued	629,684	503,696
Reinvested	52,288	—
Redeemed	(605,754)	(477,889)
Change in shares	76,218	25,807

See accompanying notes to financial statements.

284 :: ProFund VP Small-Cap Value :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$48.67	$39.71	$50.27	$46.23	$35.90

Investment Activities:
Net investment income (loss)(a)	0.09	0.03	(0.01)	(0.15)	0.01
Net realized and unrealized gains (losses) on investments	(0.82)	8.93	(6.21)	4.63	10.32
Total income (loss) from investment activities	(0.73)	8.96	(6.22)	4.48	10.33

Distributions to Shareholders From:
Net investment income	(0.01)	—	—	(0.01)	—
Net realized gains on investments	(5.51)	—	(4.34)	(0.43)	—
Total distributions	(5.52)	—	(4.34)	(0.44)	—

Net Asset Value, End of Period	$42.42	$48.67	$39.71	$50.27	$46.23

Total Return	1.06%	22.56%	(14.21)%	9.71%	28.77%

Ratios to Average Net Assets:
Gross expenses	1.78%	1.75%	1.75%	1.73%	1.73%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	0.23%	0.07%	(0.01)%	(0.32)%	0.02%

Supplemental Data:
Net assets, end of period (000’s)	$21,789	$21,288	$16,346	$24,856	$46,346
Portfolio turnover rate(b)	192%	147%	141%	91%	191%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Technology :: 285

ProFund VP Technology (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. TechnologySM Index (the “Index”). For the year ended December 31, 2020, the Fund had a total return of 44.80%. For the same period, the Index had a total return of 47.32%1 and a volatility of 39.79%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the technology sector of the U.S. equity market. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

During the year ended December 31, 2020, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Technology from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Technology	44.80%	25.55%	17.78%
Dow Jones U.S. TechnologySM Index	47.32%	27.62%	19.68%
S&P 500®	18.40%	15.22%	13.88%

Expense Ratios**

Fund	Gross	Net
ProFund VP Technology	1.62%	1.62%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	92%
Swap Agreements	8%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	19.0%
Microsoft Corp.	15.1%
Alphabet, Inc.	9.3%
Facebook, Inc.	5.9%
NVIDIA Corp.	2.9%

Dow Jones U.S. TechnologySM Index – Composition

% of Index
Software & Services	37%
Technology Hardware & Equipment	25%
Media & Entertainment	18%
Semiconductors & Semiconductor Equipment	18%
Retailing	1%
Health Care Equipment & Services	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.
[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

286  :: ProFund VP Technology :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (91.9%)

	Shares	Value
ACI Worldwide, Inc.* (Software)	474	$18,216
Adobe, Inc.* (Software)	1,946	973,234
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	4,880	447,545
Akamai Technologies, Inc.* (IT Services)	660	69,293
Alphabet, Inc.*—Class A (Interactive Media & Services)	1,219	2,136,468
Alphabet, Inc.*—Class C (Interactive Media & Services)	1,177	2,061,963
Alteryx, Inc.* (Software)	219	26,672
Amdocs, Ltd. (IT Services)	540	38,302
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	1,499	221,447
Anaplan, Inc.* (Software)	577	41,457
Angi Homeservices, Inc.* (Interactive Media & Services)	317	4,183
ANSYS, Inc.* (Software)	348	126,602
Apple, Inc. (Technology Hardware, Storage & Peripherals)	64,865	8,606,937
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	3,705	319,742
Arista Networks, Inc.* (Communications Equipment)	221	64,216
Aspen Technology, Inc.* (Software)	275	35,819
Autodesk, Inc.* (Software)	891	272,058
Avalara, Inc.* (Software)	343	56,557
Bill.com Holdings, Inc.* (Software)	240	32,760
Blackbaud, Inc. (Software)	202	11,627
Booz Allen Hamilton Holding Corp. (IT Services)	560	48,821
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	1,641	718,512
CACI International, Inc.*—Class A (IT Services)	102	25,432
Cadence Design Systems, Inc.* (Software)	1,132	154,439
Cargurus, Inc.* (Interactive Media & Services)	352	11,169
CDK Global, Inc. (Software)	495	25,656
CDW Corp. (Electronic Equipment, Instruments & Components)	580	76,438
CenturyLink, Inc. (Diversified Telecommunication Services)	4,006	39,059
Ceridian HCM Holding, Inc.* (Software)	527	56,157
Cerner Corp. (Health Care Technology)	1,245	97,708
Chewy, Inc.*—Class A (Internet & Direct Marketing Retail)	306	27,506
Ciena Corp.* (Communications Equipment)	627	33,137
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	235	19,317
Cisco Systems, Inc. (Communications Equipment)	17,142	767,104
Citrix Systems, Inc. (Software)	500	65,050
Cloudflare, Inc.*—Class A (Software)	713	54,181
Cognizant Technology Solutions Corp.—Class A (IT Services)	2,170	177,832
Coupa Software, Inc.* (Software)	279	94,556
Cree, Inc.* (Semiconductors & Semiconductor Equipment)	448	47,443
Crowdstrike Holdings, Inc.*—Class A (Software)	764	161,830
Datadog, Inc.*—Class A (Software)	785	77,275
Dell Technologies, Inc.*—Class C (Technology Hardware, Storage & Peripherals)	953	69,845
DocuSign, Inc.* (Software)	757	168,281
DoorDash, Inc.*—Class A (Internet & Direct Marketing Retail)	139	19,842
Dropbox, Inc.* (Software)	1,193	26,473
DXC Technology Co. (IT Services)	1,033	26,600
Dynatrace, Inc.* (Software)	745	32,236
eBay, Inc. (Internet & Direct Marketing Retail)	2,657	133,515
EchoStar Corp.*—Class A (Communications Equipment)	206	4,365
Elastic NV* (Software)	247	36,094
Enphase Energy, Inc.* (Electrical Equipment)	512	89,841
Entegris, Inc. (Semiconductors & Semiconductor Equipment)	548	52,663
EPAM Systems, Inc.* (IT Services)	227	81,345
Etsy, Inc.* (Internet & Direct Marketing Retail)	512	91,090
F5 Networks, Inc.* (Communications Equipment)	250	43,985
Facebook, Inc.*—Class A (Interactive Media & Services)	9,752	2,663,856
Fair Isaac Corp.* (Software)	118	60,303
Fastly, Inc.*—Class A (IT Services)	342	29,881
FireEye, Inc.* (Software)	925	21,331
Five9, Inc.* (Software)	267	46,565
Fortinet, Inc.* (Software)	547	81,246
Garmin, Ltd. (Household Durables)	605	72,394
Gartner, Inc.* (IT Services)	362	57,989
GoDaddy, Inc.*—Class A (IT Services)	681	56,489
Grubhub, Inc.* (Internet & Direct Marketing Retail)	377	28,000
Guidewire Software, Inc.* (Software)	340	43,768
Hewlett Packard Enterprises Co. (Technology Hardware, Storage & Peripherals)	5,222	61,881
HP, Inc. (Technology Hardware, Storage & Peripherals)	5,572	137,015
HubSpot, Inc.* (Software)	175	69,377
IAC/InterActive Corp.* (Interactive Media & Services)	323	61,160
Inphi Corp.* (Semiconductors & Semiconductor Equipment)	211	33,859
Intel Corp. (Semiconductors & Semiconductor Equipment)	16,626	828,307
International Business Machines Corp. (IT Services)	3,614	454,930
Intuit, Inc. (Software)	1,066	404,920
j2 Global, Inc.* (Software)	174	16,998
Juniper Networks, Inc. (Communications Equipment)	1,339	30,141

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Technology :: 287

Common Stocks, continued
	Shares	Value
KBR, Inc. (IT Services)	578	$17,878
KLA Corp. (Semiconductors & Semiconductor Equipment)	626	162,078
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	584	275,806
Leidos Holdings, Inc. (IT Services)	543	57,080
Liberty Global PLC*—Class A (Media)	575	13,927
Liberty Global PLC*—Class C (Media)	1,469	34,741
Lumentum Holdings, Inc.* (Communications Equipment)	306	29,009
Manhattan Associates, Inc.* (Software)	258	27,136
Marvell Technology Group, Ltd. (Semiconductors & Semiconductor Equipment)	2,719	129,261
Match Group, Inc.* (Interactive Media & Services)	1,055	159,505
Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	1,084	96,097
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	1,056	145,844
Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	4,517	339,588
Microsoft Corp. (Software)	30,669	6,821,399
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	224	33,701
MongoDB, Inc.* (IT Services)	206	73,962
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	172	62,992
Motorola Solutions, Inc. (Communications Equipment)	687	116,831
nCino, Inc.* (Software)	60	4,345
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	906	60,013
New Relic, Inc.* (Software)	214	13,996
NortonLifelock, Inc. (Software)	2,403	49,934
Nuance Communications, Inc.* (Software)	1,149	50,659
Nutanix, Inc.* (Software)	772	24,604
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	2,511	1,311,244
NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	1,135	180,476
Okta, Inc.* (IT Services)	492	125,096
ON Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	1,669	54,626
Oracle Corp. (Software)	7,696	497,854
Palo Alto Networks, Inc.* (Communications Equipment)	386	137,181
Paycom Software, Inc.* (Software)	199	89,998
Paylocity Holding Corp.* (Software)	151	31,092
Pegasystems, Inc. (Software)	160	21,322
Perspecta, Inc. (IT Services)	556	13,388
Pluralsight, Inc.*—Class A (Software)	408	8,552
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	243	19,892
Proofpoint, Inc.* (Software)	234	31,920
PTC, Inc.* (Software)	426	50,954
Pure Storage, Inc.*—Class A (Technology Hardware, Storage & Peripherals)	980	22,158
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	462	76,817
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	4,588	698,936
RealPage, Inc.* (Software)	359	31,319
RingCentral, Inc.*—Class A (Software)	322	122,028
Salesforce.com, Inc.* (Software)	3,713	826,254
Science Applications International Corp. (IT Services)	236	22,335
Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	908	56,441
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	264	19,032
ServiceNow, Inc.* (Software)	792	435,941
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	177	22,539
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	674	103,041
Slack Technologies, Inc.*—Class A (Software)	1,992	84,142
Smartsheet, Inc.* (Software)	461	31,943
Snap, Inc.* (Interactive Media & Services)	3,708	185,660
Snowflake, Inc.*—Class A (IT Services)	132	37,145
SolarEdge Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	208	66,377
SolarWinds Corp.* (Software)	294	4,395
Splunk, Inc.* (Software)	651	110,598
SS&C Technologies Holdings, Inc. (Software)	903	65,693
SYNNEX Corp. (Electronic Equipment, Instruments & Components)	168	13,682
Synopsys, Inc.* (Software)	619	160,470
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	674	80,806
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	3,724	611,220
Trade Desk, Inc. (The)* (Software)	170	136,170
Twilio, Inc.* (IT Services)	568	192,268
Twitter, Inc.* (Interactive Media & Services)	3,228	174,796
Tyler Technologies, Inc.* (Software)	163	71,153
Ubiquiti, Inc. (Communications Equipment)	30	8,355
Universal Display Corp. (Semiconductors & Semiconductor Equipment)	174	39,985
Veeva Systems, Inc.*—Class A (Health Care Technology)	551	150,009
Verint Systems, Inc.* (Software)	266	17,870
VeriSign, Inc.* (IT Services)	408	88,291
Viavi Solutions, Inc.* (Communications Equipment)	929	13,912

See accompanying notes to financial statements.

288  :: ProFund VP Technology :: Financial Statements

Common Stocks, continued
	Shares	Value
VMware, Inc.*—Class A (Software)	331	$46,426
Western Digital Corp. (Technology Hardware, Storage & Peripherals)	1,235	68,407
Workday, Inc.*—Class A (Software)	731	175,155
Xerox Holdings Corp. (Technology Hardware, Storage & Peripherals)	678	15,723
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	994	140,919
Zendesk, Inc.* (Software)	474	67,839
Zillow Group, Inc.*—Class A (Interactive Media & Services)	148	20,119
Zillow Group, Inc.*—Class C (Interactive Media & Services)	599	77,750
Zoom Video Communications, Inc.*—Class A (Software)	806	271,880
Zscaler, Inc.* (Software)	299	59,713
TOTAL COMMON STOCKS (Cost $6,628,566)		41,579,998

Repurchase Agreements(a) (0.9%)
	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $425,001	$425,000	$425,000
TOTAL REPURCHASE AGREEMENTS (Cost $425,000)		425,000
TOTAL INVESTMENT SECURITIES (Cost $7,053,566)—92.8%		42,004,998
Net other assets (liabilities)—7.2%		3,256,381
NET ASSETS—100.0%		$45,261,379

*	Non-income producing security.

(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Technology Index	Goldman Sachs International	1/25/21	0.60%	$3,612,736	$4,987

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Technology invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Communications Equipment	$1,248,236	2.8%
Diversified Telecommunication Services	39,059	0.1%
Electrical Equipment	89,841	0.2%
Electronic Equipment, Instruments & Components	90,120	0.2%
Health Care Technology	247,717	0.5%
Household Durables	72,394	0.2%
Interactive Media & Services	7,556,629	16.7%
Internet & Direct Marketing Retail	299,953	0.6%
IT Services	1,694,357	3.7%
Media	48,668	0.1%
Semiconductors & Semiconductor Equipment	7,360,112	16.3%
Software	13,734,492	30.4%
Technology Hardware, Storage & Peripherals	9,098,420	20.1%
Other**	3,681,381	8.1%
Total	$45,261,379	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Technology :: 289

Statement of Assets and Liabilities December 31, 2020
ASSETS:
Total Investment Securities, at cost	$7,053,566
Securities, at value	41,579,998
Repurchase agreements, at value	425,000
Total Investment Securities, at value	42,004,998
Segregated cash balances for swap agreements with custodian	200,000
Dividends and interest receivable	5,390
Unrealized appreciation on swap agreements	4,987
Receivable for capital shares issued	9,204
Receivable for investments sold	3,245,806
Prepaid expenses	201
TOTAL ASSETS	45,470,586

LIABILITIES:
Payable for capital shares redeemed	65,599
Cash overdraft	40,759
Advisory fees payable	28,784
Management services fees payable	3,838
Administration fees payable	2,986
Administrative services fees payable	14,733
Distribution fees payable	22,886
Transfer agency fees payable	2,506
Fund accounting fees payable	1,745
Compliance services fees payable	234
Other accrued expenses	25,137
TOTAL LIABILITIES	209,207
NET ASSETS	$45,261,379
NET ASSETS CONSIST OF:
Capital	$8,612,684
Total distributable earnings (loss)	36,648,695
NET ASSETS	$45,261,379
Shares of Beneficial Interest Outstanding(unlimited number of shares authorized, no par value)	600,700
Net Asset Value (offering and redemption price per share)	$75.35

Statement of Operations For the Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends	$373,148
Interest	2,502
Foreign tax withholding	(74)
Income from securities lending	501
TOTAL INVESTMENT INCOME	376,077

EXPENSES:
Advisory fees	284,204
Management services fees	37,893
Administration fees	34,323
Transfer agency fees	27,775
Administrative services fees	73,361
Distribution fees	94,735
Custody fees	5,209
Fund accounting fees	19,642
Trustee fees	774
Compliance services fees	452
Other fees	49,089
TOTAL NET EXPENSES	627,457
NET INVESTMENT INCOME (LOSS)	(251,380)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	3,470,210
Net realized gains (losses) on swap agreements	299,637
Change in net unrealized appreciation/depreciation on investment securities	10,411,615
Change in net unrealized appreciation/depreciation on swap agreements	1,836
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	14,183,298
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$13,931,918

See accompanying notes to financial statements.

290 :: ProFund VP Technology :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(251,380)	$(122,113)
Net realized gains (losses) on investments	3,769,847	4,456,859
Change in net unrealized appreciation/depreciation on investments	10,413,451	6,407,777
Change in net assets resulting from operations	13,931,918	10,742,523

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(4,191,983)	(686,328)
Change in net assets resulting from distributions	(4,191,983)	(686,328)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	69,129,678	29,754,749
Distributions reinvested	4,191,983	686,328
Value of shares redeemed	(71,750,735)	(32,826,046)
Change in net assets resulting from capital transactions	1,570,926	(2,384,969)
Change in net assets	11,310,861	7,671,226

NET ASSETS:
Beginning of period	33,950,518	26,279,292
End of period	$45,261,379	$33,950,518

SHARE TRANSACTIONS:
Issued	1,111,457	591,122
Reinvested	56,941	14,224
Redeemed	(1,164,676)	(663,707)
Change in shares	3,722	(58,361)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Technology :: 291

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$56.87	$40.10	$42.06	$31.12	$27.71
Investment Activities:
Net investment income (loss)(a)	(0.43)	(0.20)	(0.12)	(0.09)	0.03
Net realized and unrealized gains (losses) on investments	25.75	18.09	(0.66)	11.05	3.38
Total income (loss) from investment activities	25.32	17.89	(0.78)	10.96	3.41
Distributions to Shareholders From:
Net investment income	—	—	—	(0.02)	—
Net realized gains on investments	(6.84)	(1.12)	(1.18)	—	—
Total distributions	(6.84)	(1.12)	(1.18)	(0.02)	—
Net Asset Value, End of Period	$75.35	$56.87	$40.10	$42.06	$31.12
Total Return	44.80%	45.11%	(2.25)%	35.18%	12.34%
Ratios to Average Net Assets:
Gross expenses	1.65%	1.62%	1.58%	1.56%	1.62%
Net expenses	1.65%	1.62%	1.58%	1.56%	1.62%
Net investment income (loss)	(0.66)%	(0.41)%	(0.27)%	(0.25)%	0.09%
Supplemental Data:
Net assets, end of period (000's)	$45,261	$33,951	$26,279	$33,731	$19,320
Portfolio turnover rate(b)	187%	75%	58%	86%	93%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

292 :: ProFund VP Telecommunications :: Management Discussion of Fund Performance

ProFund VP Telecommunications (the "Fund") seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Select TelecommunicationsSM Index (the "Index"). For the year ended December 31, 2020, the Fund had a total return of 3.15%. For the same period, the Index had a total return of 4.33%1 and a volatility of 30.08%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the telecommunications sector of the U.S. equity market. Component companies include, among others, regional and long-distance carriers; cellular, satellite and paging service providers; producers of equipment including satellites, mobile telephones, fiber optics, switching devices, teleconferencing equipment and connectivity devices for computers.

During the year ended December 31, 2020, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Telecommunications from December 31, 2010, to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20
Fund	One Year	Five Year	Ten Year
ProFund VP Telecommunications	3.15%	3.66%	4.98%
Dow Jones U.S. Select TelecommunicationsSM Index	4.33%	3.74%	5.50%
S&P 500®	18.40%	15.22%	13.88%

Expense Ratios**
Fund	Gross	Net
ProFund VP Telecommunications	1.76%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure
Investment Type	% of Net Assets
Equity Securities	98%
Swap Agreements	2%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings
Company	% of Net Assets
Verizon Communications, Inc.	22.2%
AT&T, Inc.	21.2%
Arista Networks, Inc.	4.9%
T-Mobile US, Inc.	4.8%
Garmin, Ltd.	4.6%

Dow Jones U.S. Select TelecommunicationsSM Index – Composition
% of Index
Diversified Telecommunication Services	56%
Communications Equipment	33%
Wireless Telecommunication Services	6%
Household Durables	5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP Telecommunications :: 293

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (98.2%)
	Shares	Value
Acacia Communications, Inc.* (Communications Equipment)	834	$60,849
ADTRAN, Inc. (Communications Equipment)	1,041	15,376
Anterix, Inc.* (Diversified Telecommunication Services)	254	9,550
Applied Optoelectronics, Inc.*(a) (Communications Equipment)	459	3,906
Arista Networks, Inc.* (Communications Equipment)	1,107	321,660
AT&T, Inc. (Diversified Telecommunication Services)	48,842	1,404,696
ATN International, Inc. (Diversified Telecommunication Services)	238	9,939
CalAmp Corp.* (Communications Equipment)	760	7,539
CenturyLink, Inc. (Diversified Telecommunication Services)	21,424	208,884
Ciena Corp.* (Communications Equipment)	3,348	176,942
Cincinnati Bell, Inc.* (Diversified Telecommunication Services)	1,100	16,808
Cisco Systems, Inc. (Communications Equipment)	6,876	307,701
CommScope Holding Co., Inc.* (Communications Equipment)	4,310	57,754
Comtech Telecommunications Corp. (Communications Equipment)	543	11,235
Consolidated Communications Holdings, Inc.* (Diversified Telecommunication Services)	1,585	7,751
EchoStar Corp.*—Class A (Communications Equipment)	1,095	23,203
Extreme Networks, Inc.* (Communications Equipment)	2,669	18,389
F5 Networks, Inc.* (Communications Equipment)	1,337	235,232
Garmin, Ltd. (Household Durables)	2,573	307,885
Globalstar, Inc.* (Diversified Telecommunication Services)	13,410	4,541
Harmonic, Inc.* (Communications Equipment)	2,121	15,674
Inseego Corp.* (Communications Equipment)	1,395	21,581
Iridium Communications, Inc.* (Diversified Telecommunication Services)	2,545	100,082
Juniper Networks, Inc. (Communications Equipment)	7,154	161,037
Liberty Global PLC*—Class A (Media)	3,069	74,331
Liberty Global PLC*—Class C (Media)	7,854	185,747
Liberty Latin America, Ltd.*—Class A (Media)	1,063	11,831
Liberty Latin America, Ltd.*—Class C (Media)	3,300	36,597
Lumentum Holdings, Inc.* (Communications Equipment)	1,638	155,282
Motorola Solutions, Inc. (Communications Equipment)	1,777	302,197
NETGEAR, Inc.* (Communications Equipment)	657	26,694
NetScout Systems, Inc.* (Communications Equipment)	1,596	43,762
ORBCOMM, Inc.* (Diversified Telecommunication Services)	1,693	12,562
Plantronics, Inc. (Communications Equipment)	814	22,002
Ribbon Communications, Inc.* (Communications Equipment)	2,555	16,761
Shenandoah Telecommunications Co. (Wireless Telecommunication Services)	1,082	46,797
Spok Holdings, Inc. (Wireless Telecommunication Services)	381	4,241
Telephone & Data Systems, Inc. (Wireless Telecommunication Services)	2,160	40,111
T-Mobile US, Inc.* (Wireless Telecommunication Services)	2,344	316,088
U.S. Cellular Corp.* (Wireless Telecommunication Services)	322	9,882
Ubiquiti, Inc. (Communications Equipment)	163	45,397
Verizon Communications, Inc. (Diversified Telecommunication Services)	25,001	1,468,809
ViaSat, Inc.* (Communications Equipment)	1,392	45,449
Viavi Solutions, Inc.* (Communications Equipment)	4,969	74,411
Vonage Holdings Corp.* (Diversified Telecommunication Services)	5,065	65,212
TOTAL COMMON STOCKS (Cost $4,868,014)		6,512,377

Repurchase Agreements(b) (1.8%)
	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $116,000	$116,000	$116,000
TOTAL REPURCHASE AGREEMENTS (Cost $116,000)		116,000

Collateral for Securities Loaned(NM)
	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.07%(c)	528	$528
Fidelity Investments Money Market Government Portfolio—Class I, 0.08%(c)	2	2
Invesco Government & Agency Portfolio—Institutional Shares, 0.11%(c)	10	10
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $540)		540
TOTAL INVESTMENT SECURITIES (Cost $4,984,554)—100.0%		6,628,917
Net other assets (liabilities)—0.0%		(2,892)
NET ASSETS—100.0%		$6,626,025

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $511.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(c)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2020.
NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

294 :: ProFund VP Telecommunications :: Financial Statements

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Select Telecommunications Index	Goldman Sachs International	1/25/21	0.60%	$119,262	$23

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP Telecommunications invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Communications Equipment	$2,170,033	32.8%
Diversified Telecommunication Services	3,308,834	49.8%
Household Durables	307,885	4.6%
Media	308,506	4.7%
Wireless Telecommunication Services	417,119	6.3%
Other**	113,648	1.8%
Total	$6,626,025	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Telecommunications :: 295

Statement of Assets and Liabilities December 31, 2020
ASSETS:
Total Investment Securities, at cost	$4,984,554
Securities, at value	6,512,917
Repurchase agreements, at value	116,000
Total Investment Securities, at value	6,628,917
Dividends and interest receivable	1,393
Unrealized appreciation on swap agreements	23
Receivable for capital shares issued	10,254
Receivable for investments sold	201,044
Prepaid expenses	35
TOTAL ASSETS	6,841,666

LIABILITIES:
Payable for capital shares redeemed	1,322
Cash overdraft	198,922
Payable for collateral for securities loaned	540
Advisory fees payable	4,003
Management services fees payable	534
Administration fees payable	444
Administrative services fees payable	2,841
Distribution fees payable	2,630
Transfer agency fees payable	373
Fund accounting fees payable	266
Compliance services fees payable	35
Other accrued expenses	3,731
TOTAL LIABILITIES	215,641
NET ASSETS	$6,626,025
NET ASSETS CONSIST OF:
Capital	$6,891,474
Total distributable earnings (loss)	(265,449)
NET ASSETS	$6,626,025
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	205,482
Net Asset Value (offering and redemption price per share)	$32.25
(a) Includes securities on loan valued at:	$511

Statement of Operations For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$181,484
Interest	259
Income from securities lending	448
TOTAL INVESTMENT INCOME	182,191

EXPENSES:
Advisory fees	44,902
Management services fees	5,987
Administration fees	5,468
Transfer agency fees	4,387
Administrative services fees	17,638
Distribution fees	14,967
Custody fees	974
Fund accounting fees	3,165
Trustee fees	122
Compliance services fees	69
Other fees	8,011
Total Gross Expenses before reductions	105,690
Expenses reduced and reimbursed by the Advisor	(5,110)
TOTAL NET EXPENSES	100,580
NET INVESTMENT INCOME (LOSS)	81,611

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(268,791)
Net realized gains (losses) on swap agreements	(910)
Change in net unrealized appreciation/depreciation on investment securities	308,320
Change in net unrealized appreciation/depreciation on swap agreements	(7)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	38,612
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$120,223

See accompanying notes to financial statements.

296 :: ProFund VP Telecommunications :: Financial Statements

Statements of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$81,611	$60,620
Net realized gains (losses) on investments	(269,701)	(190,539)
Change in net unrealized appreciation/depreciation on investments	308,313	894,520
Change in net assets resulting from operations	120,223	764,601

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(61,265)	(199,221)
Change in net assets resulting from distributions	(61,265)	(199,221)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	7,913,416	10,994,877
Distributions reinvested	61,265	199,221
Value of shares redeemed	(7,574,704)	(10,863,899)
Change in net assets resulting from capital transactions	399,977	330,199
Change in net assets	458,935	895,579

NET ASSETS:
Beginning of period	6,167,090	5,271,511
End of period	$6,626,025	$6,167,090

SHARE TRANSACTIONS:
Issued	268,260	349,266
Reinvested	1,967	6,627
Redeemed	(260,333)	(345,808)
Change in shares	9,894	10,085

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP Telecommunications :: 297

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016(a)
Net Asset Value, Beginning of Period	$31.53	$28.42	$35.52	$40.78	$34.04

Investment Activities:
Net investment income (loss)(b)	0.41	0.28	0.94	1.29	0.99
Net realized and unrealized gains (losses) on investments	0.57	3.87	(6.22)	(2.27)	6.37
Total income (loss) from investment activities	0.98	4.15	(5.28)	(0.98)	7.36

Distributions to Shareholders From:
Net investment income	(0.26)	(1.04)	(1.82)	(1.92)	(0.62)
Net realized gains on investments	—	—	—	(2.36)	—
Total distributions	(0.26)	(1.04)	(1.82)	(4.28)	(0.62)

Net Asset Value, End of Period	$32.25	$31.53	$28.42	$35.52	$40.78

Total Return	3.15%	14.77%	(15.10)%	(2.12)%	21.65%

Ratios to Average Net Assets:
Gross expenses	1.77%	1.76%	1.76%	1.72%	1.72%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	1.36%	0.89%	2.96%	3.43%	2.55%

Supplemental Data:
Net assets, end of period (000's)	$6,626	$6,167	$5,272	$9,372	$15,962
Portfolio turnover rate(c)	107%	165%	328%	388%	428%

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on December 5, 2016.

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

298 :: ProFund VP UltraBull :: Management Discussion of Fund Performance

ProFund VP UltraBull (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the S&P 500® (the "Index") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund's stated multiple (2x) times the return of the Fund's Index for the same period. For periods longer than a single day, the Fund will lose money if the Index's performance is flat, and it is possible that the Fund will lose money even if the level of the index rises. For the year ended December 31, 2020, the Fund had a total return of 19.83%. For the same period, the Index had a total return of 18.40%1 and a volatility of 34.69%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors criteria such as liquidity, price, market capitalization, and financial viability. Reconstitution occurs both on a quarterly and an ongoing basis.

During the year ended December 31, 2020, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraBull from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP UltraBull	19.83%	22.09%	20.94%
S&P 500®	18.40%	15.22%	13.88%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraBull	1.62%	1.62%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	71%
Futures Contracts	8%
Swap Agreements	122%
Total Exposure	201%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	4.7%
Microsoft Corp.	3.7%
Amazon.com, Inc.	3.1%
Alphabet, Inc.	2.3%
Facebook, Inc.	1.5%

S&P 500® – Composition

% of Index
Information Technology	28%
Health Care	13%
Consumer Discretionary	13%
Communication Services	11%
Financials	10%
Industrials	8%
Consumer Staples	7%
Utilities	3%
Materials	3%
Real Estate	2%
Energy	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP UltraBull :: 299

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (70.5%)

	Shares	Value
3M Co. (Industrial Conglomerates)	219	$38,279
A.O. Smith Corp. (Building Products)	51	2,796
Abbott Laboratories (Health Care Equipment & Supplies)	673	73,686
AbbVie, Inc. (Biotechnology)	671	71,897
ABIOMED, Inc.* (Health Care Equipment & Supplies)	17	5,511
Accenture PLC—Class A (IT Services)	241	62,952
Activision Blizzard, Inc. (Entertainment)	294	27,298
Adobe, Inc.* (Software)	182	91,021
Advance Auto Parts, Inc. (Specialty Retail)	26	4,095
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	457	41,911
Aflac, Inc. (Insurance)	248	11,029
Agilent Technologies, Inc. (Life Sciences Tools & Services)	116	13,745
Air Products & Chemicals, Inc. (Chemicals)	84	22,950
Akamai Technologies, Inc.* (IT Services)	62	6,509
Alaska Air Group, Inc. (Airlines)	47	2,444
Albemarle Corp. (Chemicals)	40	5,901
Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts)	47	8,376
Alexion Pharmaceuticals, Inc.* (Biotechnology)	83	12,968
Align Technology, Inc.* (Health Care Equipment & Supplies)	27	14,428
Allegion PLC (Building Products)	35	4,073
Alliant Energy Corp. (Electric Utilities)	95	4,895
Alphabet, Inc.*—Class A (Interactive Media & Services)	114	199,801
Alphabet, Inc.*—Class C (Interactive Media & Services)	110	192,707
Altria Group, Inc. (Tobacco)	706	28,946
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	162	527,623
Amcor PLC (Containers & Packaging)	596	7,015
Ameren Corp. (Multi-Utilities)	94	7,338
American Airlines Group, Inc.(a) (Airlines)	232	3,659
American Electric Power Co., Inc. (Electric Utilities)	189	15,738
American Express Co. (Consumer Finance)	248	29,986
American International Group, Inc. (Insurance)	327	12,380
American Tower Corp. (Equity Real Estate Investment Trusts)	169	37,935
American Water Works Co., Inc. (Water Utilities)	69	10,589
Ameriprise Financial, Inc. (Capital Markets)	45	8,745
AmerisourceBergen Corp. (Health Care Providers & Services)	56	5,475
AMETEK, Inc. (Electrical Equipment)	87	10,522
Amgen, Inc. (Biotechnology)	221	50,812
Amphenol Corp.—Class A (Electronic Equipment, Instruments & Components)	114	14,908
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	140	20,682
ANSYS, Inc.* (Software)	33	12,005
Anthem, Inc. (Health Care Providers & Services)	94	30,182
Aon PLC (Insurance)	87	18,380
Apache Corp. (Oil, Gas & Consumable Fuels)	143	2,029
Apartment Income REIT Corp.* (Equity Real Estate Investment Trusts)	1	20
Apple, Inc. (Technology Hardware, Storage & Peripherals)	6,072	805,693
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	347	29,946
Aptiv PLC (Auto Components)	103	13,419
Archer-Daniels-Midland Co. (Food Products)	211	10,637
Arista Networks, Inc.* (Communications Equipment)	21	6,102
Arthur J. Gallagher & Co. (Insurance)	73	9,031
Assurant, Inc. (Insurance)	23	3,133
AT&T, Inc. (Diversified Telecommunication Services)	2,707	77,853
Atmos Energy Corp. (Gas Utilities)	48	4,581
Autodesk, Inc.* (Software)	84	25,649
Automatic Data Processing, Inc. (IT Services)	163	28,721
AutoZone, Inc.* (Specialty Retail)	9	10,669
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts)	53	8,503
Avery Dennison Corp. (Containers & Packaging)	32	4,964
Baker Hughes Co.—Class A (Energy Equipment & Services)	261	5,442
Ball Corp. (Containers & Packaging)	124	11,553
Bank of America Corp. (Banks)	2,892	87,657
Baxter International, Inc. (Health Care Equipment & Supplies)	194	15,567
Becton, Dickinson & Co. (Health Care Equipment & Supplies)	110	27,524
Berkshire Hathaway, Inc.*—Class B (Diversified Financial Services)	739	171,352
Best Buy Co., Inc. (Specialty Retail)	88	8,782
Biogen, Inc.* (Biotechnology)	58	14,202
Bio-Rad Laboratories, Inc.*—Class A (Life Sciences Tools & Services)	8	4,664
BlackRock, Inc.—Class A (Capital Markets)	54	38,962
Booking Holdings, Inc.* (Internet & Direct Marketing Retail)	16	35,636
BorgWarner, Inc. (Auto Components)	93	3,594
Boston Properties, Inc. (Equity Real Estate Investment Trusts)	54	5,105
Boston Scientific Corp.* (Health Care Equipment & Supplies)	544	19,557
Bristol-Myers Squibb Co. (Pharmaceuticals)	859	53,284
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	154	67,429
Broadridge Financial Solutions, Inc. (IT Services)	44	6,741

See accompanying notes to financial statements.

300 :: ProFund VP UltraBull :: Financial Statements

Common Stocks, continued

	Shares	Value
Brown-Forman Corp.—Class B (Beverages)	69	$5,481
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	52	4,881
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	151	2,458
Cadence Design Systems, Inc.* (Software)	106	14,462
Campbell Soup Co. (Food Products)	77	3,723
Capital One Financial Corp. (Consumer Finance)	174	17,200
Cardinal Health, Inc. (Health Care Providers & Services)	111	5,945
CarMax, Inc.* (Specialty Retail)	62	5,857
Carnival Corp.—Class A (Hotels, Restaurants & Leisure)	283	6,130
Carrier Global Corp. (Building Products)	310	11,693
Catalent, Inc.* (Pharmaceuticals)	63	6,556
Caterpillar, Inc. (Machinery)	206	37,495
Cboe Global Markets, Inc. (Capital Markets)	41	3,818
CBRE Group, Inc.*—Class A (Real Estate Management & Development)	127	7,965
CDW Corp. (Electronic Equipment, Instruments & Components)	54	7,117
Celanese Corp.—Series A (Chemicals)	44	5,717
Centene Corp.* (Health Care Providers & Services)	220	13,207
CenterPoint Energy, Inc. (Multi-Utilities)	207	4,479
CenturyLink, Inc. (Diversified Telecommunication Services)	375	3,656
Cerner Corp. (Health Care Technology)	116	9,104
CF Industries Holdings, Inc. (Chemicals)	81	3,136
Charter Communications, Inc.*—Class A (Media)	55	36,385
Chevron Corp. (Oil, Gas & Consumable Fuels)	732	61,818
Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	11	15,254
Chubb, Ltd. (Insurance)	171	26,321
Church & Dwight Co., Inc. (Household Products)	94	8,200
Cigna Corp. (Health Care Providers & Services)	137	28,521
Cincinnati Financial Corp. (Insurance)	57	4,980
Cintas Corp. (Commercial Services & Supplies)	33	11,664
Cisco Systems, Inc. (Communications Equipment)	1,605	71,823
Citigroup, Inc. (Banks)	791	48,773
Citizens Financial Group, Inc. (Banks)	162	5,793
Citrix Systems, Inc. (Software)	47	6,115
CME Group, Inc. (Capital Markets)	136	24,759
CMS Energy Corp. (Multi-Utilities)	109	6,650
Cognizant Technology Solutions Corp.—Class A (IT Services)	203	16,636
Colgate-Palmolive Co. (Household Products)	326	27,876
Comcast Corp.—Class A (Media)	1,735	90,915
Comerica, Inc. (Banks)	53	2,961
Conagra Brands, Inc. (Food Products)	186	6,744
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	75	4,376
ConocoPhillips (Oil, Gas & Consumable Fuels)	406	16,236
Consolidated Edison, Inc. (Multi-Utilities)	130	9,395
Constellation Brands, Inc.—Class A (Beverages)	64	14,019
Copart, Inc.* (Commercial Services & Supplies)	79	10,053
Corning, Inc. (Electronic Equipment, Instruments & Components)	290	10,440
Corteva, Inc. (Chemicals)	283	10,958
Costco Wholesale Corp. (Food & Staples Retailing)	168	63,299
Crown Castle International Corp. (Equity Real Estate Investment Trusts)	164	26,107
CSX Corp. (Road & Rail)	291	26,408
Cummins, Inc. (Machinery)	56	12,718
CVS Health Corp. (Health Care Providers & Services)	497	33,945
Danaher Corp. (Health Care Equipment & Supplies)	240	53,314
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	49	5,837
DaVita, Inc.* (Health Care Providers & Services)	28	3,287
Deere & Co. (Machinery)	119	32,017
Delta Air Lines, Inc. (Airlines)	242	9,731
DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	83	4,346
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	145	2,292
DexCom, Inc.* (Health Care Equipment & Supplies)	36	13,310
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	60	2,904
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts)	106	14,788
Discover Financial Services (Consumer Finance)	116	10,501
Discovery, Inc.* (Media)	61	1,835
Discovery, Inc.*—Class C (Media)	112	2,933
DISH Network Corp.*—Class A (Media)	94	3,040
Dollar General Corp. (Multiline Retail)	93	19,558
Dollar Tree, Inc.* (Multiline Retail)	89	9,616
Dominion Energy, Inc. (Multi-Utilities)	310	23,312
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)	15	5,752
Dover Corp. (Machinery)	55	6,944
Dow, Inc. (Chemicals)	282	15,651
DR Horton, Inc. (Household Durables)	126	8,683
DTE Energy Co. (Multi-Utilities)	74	8,984
Duke Energy Corp. (Electric Utilities)	280	25,637
Duke Realty Corp. (Equity Real Estate Investment Trusts)	141	5,636
DuPont de Nemours, Inc.(a) (Chemicals)	279	19,840
DXC Technology Co. (IT Services)	97	2,498
Eastman Chemical Co. (Chemicals)	51	5,114
Eaton Corp. PLC (Electrical Equipment)	151	18,141
eBay, Inc. (Internet & Direct Marketing Retail)	249	12,512
Ecolab, Inc. (Chemicals)	94	20,338
Edison International (Electric Utilities)	144	9,046

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraBull :: 301

Common Stocks, continued

	Shares		Value
Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	237		$21,622
Electronic Arts, Inc. (Entertainment)	110		15,796
Eli Lilly & Co. (Pharmaceuticals)	302		50,990
Emerson Electric Co. (Electrical Equipment)	227		18,244
Entergy Corp. (Electric Utilities)	76		7,588
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	222		11,071
Equifax, Inc. (Professional Services)	46		8,871
Equinix, Inc. (Equity Real Estate Investment Trusts)	34		24,282
Equity Residential (Equity Real Estate Investment Trusts)	130		7,706
Essex Property Trust, Inc. (Equity Real Estate Investment Trusts)	25		5,936
Etsy, Inc.* (Internet & Direct Marketing Retail)	48		8,540
Everest Re Group, Ltd. (Insurance)	15		3,511
Evergy, Inc. (Electric Utilities)	86		4,774
Eversource Energy (Electric Utilities)	130		11,246
Exelon Corp. (Electric Utilities)	371		15,664
Expedia Group, Inc. (Internet & Direct Marketing Retail)	52		6,885
Expeditors International of Washington, Inc. (Air Freight & Logistics)	64		6,087
Extra Space Storage, Inc. (Equity Real Estate Investment Trusts)	49		5,677
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1,606		66,200
F5 Networks, Inc.* (Communications Equipment)	23		4,047
Facebook, Inc.*—Class A (Interactive Media & Services)	913		249,395
Fastenal Co. (Trading Companies & Distributors)	218		10,644
Federal Realty Investment Trust (Equity Real Estate Investment Trusts)	26		2,213
FedEx Corp. (Air Freight & Logistics)	92		23,885
Fidelity National Information Services, Inc. (IT Services)	236		33,385
Fifth Third Bancorp (Banks)	271		7,471
First Horizon Corp. (Banks)	—	(b)	4
First Republic Bank (Banks)	66		9,697
FirstEnergy Corp. (Electric Utilities)	206		6,306
Fiserv, Inc.* (IT Services)	211		24,024
FleetCor Technologies, Inc.* (IT Services)	32		8,731
FLIR Systems, Inc. (Electronic Equipment, Instruments & Components)	50		2,192
Flowserve Corp. (Machinery)	49		1,806
FMC Corp. (Chemicals)	49		5,632
Ford Motor Co. (Automobiles)	1,485		13,053
Fortinet, Inc.* (Software)	51		7,575
Fortive Corp. (Machinery)	128		9,065
Fortune Brands Home & Security, Inc. (Building Products)	53		4,543
Fox Corp.—Class A (Media)	128		3,727
Fox Corp.—Class B (Media)	59		1,704
Franklin Resources, Inc. (Capital Markets)	104		2,599
Freeport-McMoRan, Inc. (Metals & Mining)	552		14,363
Garmin, Ltd. (Household Durables)	57		6,821
Gartner, Inc.* (IT Services)	34		5,446
General Dynamics Corp. (Aerospace & Defense)	88		13,096
General Electric Co. (Industrial Conglomerates)	3,328		35,942
General Mills, Inc. (Food Products)	232		13,643
General Motors Co. (Automobiles)	479		19,946
Genuine Parts Co. (Distributors)	55		5,524
Gilead Sciences, Inc. (Biotechnology)	476		27,732
Global Payments, Inc. (IT Services)	114		24,558
Globe Life, Inc. (Insurance)	37		3,514
Halliburton Co. (Energy Equipment & Services)	336		6,350
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	132		1,925
Hartford Financial Services Group, Inc. (Insurance)	136		6,661
Hasbro, Inc. (Leisure Products)	48		4,490
HCA Healthcare, Inc. (Health Care Providers & Services)	100		16,446
Healthpeak Properties, Inc. (Equity Real Estate Investment Trusts)	205		6,197
Henry Schein, Inc.* (Health Care Providers & Services)	54		3,610
Hess Corp. (Oil, Gas & Consumable Fuels)	104		5,490
Hewlett Packard Enterprises Co. (Technology Hardware, Storage & Peripherals)	489		5,795
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	105		11,682
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	57		1,473
Hologic, Inc.* (Health Care Equipment & Supplies)	98		7,137
Honeywell International, Inc. (Industrial Conglomerates)	267		56,791
Hormel Foods Corp. (Food Products)	107		4,987
Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	268		3,921
Howmet Aerospace, Inc.* (Aerospace & Defense)	148		4,224
HP, Inc. (Technology Hardware, Storage & Peripherals)	522		12,836
Humana, Inc. (Health Care Providers & Services)	50		20,514
Huntington Bancshares, Inc. (Banks)	387		4,888
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	15		2,557
IDEX Corp. (Machinery)	29		5,777
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	32		15,996
IHS Markit, Ltd. (Professional Services)	142		12,756
Illinois Tool Works, Inc. (Machinery)	109		22,223
Illumina, Inc.* (Life Sciences Tools & Services)	55		20,350
Incyte Corp.* (Biotechnology)	71		6,176
Ingersoll Rand, Inc.* (Machinery)	141		6,424
Intel Corp. (Semiconductors & Semiconductor Equipment)	1,557		77,570
Intercontinental Exchange, Inc. (Capital Markets)	213		24,557

See accompanying notes to financial statements.

302 :: ProFund VP UltraBull :: Financial Statements

Common Stocks, continued

	Shares	Value
International Business Machines Corp. (IT Services)	339	$42,673
International Flavors & Fragrances, Inc.(a) (Chemicals)	41	4,462
International Paper Co. (Containers & Packaging)	149	7,408
Intuit, Inc. (Software)	100	37,985
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	45	36,815
Invesco, Ltd. (Capital Markets)	143	2,492
IPG Photonics Corp.* (Electronic Equipment, Instruments & Components)	14	3,133
IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	73	13,079
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	109	3,213
J.B. Hunt Transport Services, Inc. (Road & Rail)	32	4,373
Jack Henry & Associates, Inc. (IT Services)	29	4,698
Jacobs Engineering Group, Inc. (Construction & Engineering)	49	5,339
Johnson & Johnson (Pharmaceuticals)	1,000	157,379
Johnson Controls International PLC (Building Products)	275	12,812
JPMorgan Chase & Co. (Banks)	1,158	147,147
Juniper Networks, Inc. (Communications Equipment)	125	2,814
Kansas City Southern (Road & Rail)	36	7,349
Kellogg Co. (Food Products)	97	6,036
KeyCorp (Banks)	371	6,088
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	70	9,246
Kimberly-Clark Corp. (Household Products)	129	17,393
Kimco Realty Corp. (Equity Real Estate Investment Trusts)	164	2,462
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	740	10,116
KLA Corp. (Semiconductors & Semiconductor Equipment)	59	15,276
L Brands, Inc. (Specialty Retail)	89	3,310
L3Harris Technologies, Inc. (Aerospace & Defense)	80	15,122
Laboratory Corp. of America Holdings* (Health Care Providers & Services)	37	7,531
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	55	25,975
Lamb Weston Holding, Inc. (Food Products)	56	4,409
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	125	7,450
Leggett & Platt, Inc. (Household Durables)	50	2,215
Leidos Holdings, Inc. (IT Services)	51	5,361
Lennar Corp.—Class A (Household Durables)	105	8,004
Lincoln National Corp. (Insurance)	69	3,471
Linde PLC (Chemicals)	199	52,439
Live Nation Entertainment, Inc.* (Entertainment)	54	3,968
LKQ Corp.* (Distributors)	106	3,735
Lockheed Martin Corp. (Aerospace & Defense)	94	33,368
Loews Corp. (Insurance)	89	4,007
Lowe's Cos., Inc. (Specialty Retail)	278	44,622
LyondellBasell Industries N.V.—Class A (Chemicals)	98	8,983
M&T Bank Corp. (Banks)	49	6,238
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	300	2,001
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	247	10,216
MarketAxess Holdings, Inc. (Capital Markets)	14	7,988
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	101	13,358
Marsh & McLennan Cos., Inc. (Insurance)	193	22,582
Martin Marietta Materials, Inc. (Construction Materials)	24	6,815
Masco Corp. (Building Products)	99	5,438
Mastercard, Inc.—Class A (IT Services)	334	119,218
Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	102	9,042
McCormick & Co., Inc. (Food Products)	94	8,986
McDonald's Corp. (Hotels, Restaurants & Leisure)	283	60,725
McKesson Corp. (Health Care Providers & Services)	61	10,609
Medtronic PLC (Health Care Equipment & Supplies)	511	59,859
Merck & Co., Inc. (Pharmaceuticals)	961	78,610
MetLife, Inc. (Insurance)	291	13,662
Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	9	10,257
MGM Resorts International (Hotels, Restaurants & Leisure)	156	4,916
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	99	13,673
Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	423	31,801
Microsoft Corp. (Software)	2,872	638,789
Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts)	43	5,448
Mohawk Industries, Inc.* (Household Durables)	23	3,242
Molson Coors Beverage Co.—Class B (Beverages)	71	3,208
Mondelez International, Inc.—Class A (Food Products)	543	31,750
Monster Beverage Corp.* (Beverages)	140	12,947
Moody's Corp. (Capital Markets)	61	17,705
Morgan Stanley (Capital Markets)	544	37,280
Motorola Solutions, Inc. (Communications Equipment)	64	10,884
MSCI, Inc.—Class A (Capital Markets)	31	13,842
Nasdaq, Inc. (Capital Markets)	44	5,841
National Oilwell Varco, Inc. (Energy Equipment & Services)	148	2,032
NetApp, Inc. (Technology Hardware, Storage & Peripherals)	85	5,630
Netflix, Inc.* (Entertainment)	168	90,843

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraBull :: 303

Common Stocks, continued

	Shares	Value
Newell Brands, Inc. (Household Durables)	143	$3,036
Newmont Corp. (Metals & Mining)	305	18,266
News Corp.—Class A (Media)	149	2,678
News Corp.—Class B (Media)	46	817
NextEra Energy, Inc. (Electric Utilities)	744	57,400
Nielsen Holdings PLC (Professional Services)	136	2,838
NIKE, Inc.—Class B (Textiles, Apparel & Luxury Goods)	477	67,482
NiSource, Inc. (Multi-Utilities)	146	3,349
Norfolk Southern Corp. (Road & Rail)	96	22,811
Northern Trust Corp. (Capital Markets)	79	7,358
Northrop Grumman Corp. (Aerospace & Defense)	59	17,978
NortonLifelock, Inc. (Software)	225	4,676
Norwegian Cruise Line Holdings, Ltd.* (Hotels, Restaurants & Leisure)	120	3,052
NRG Energy, Inc. (Independent Power and Renewable Electricity Producers)	93	3,492
Nucor Corp. (Metals & Mining)	115	6,117
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	235	122,718
NVR, Inc.* (Household Durables)	1	4,080
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	318	5,505
Old Dominion Freight Line, Inc. (Road & Rail)	37	7,222
Omnicom Group, Inc. (Media)	82	5,114
ONEOK, Inc. (Oil, Gas & Consumable Fuels)	169	6,486
Oracle Corp. (Software)	721	46,641
O'Reilly Automotive, Inc.* (Specialty Retail)	28	12,672
Otis Worldwide Corp. (Machinery)	155	10,470
PACCAR, Inc. (Machinery)	132	11,389
Packaging Corp. of America (Containers & Packaging)	36	4,965
Parker-Hannifin Corp. (Machinery)	49	13,348
Paychex, Inc. (IT Services)	122	11,368
Paycom Software, Inc.* (Software)	19	8,593
PayPal Holdings, Inc.* (IT Services)	445	104,219
Pentair PLC (Machinery)	63	3,345
People's United Financial, Inc. (Banks)	161	2,082
PepsiCo, Inc. (Beverages)	525	77,858
PerkinElmer, Inc. (Life Sciences Tools & Services)	43	6,171
Perrigo Co. PLC (Pharmaceuticals)	52	2,325
Pfizer, Inc. (Pharmaceuticals)	2,112	77,743
Philip Morris International, Inc. (Tobacco)	592	49,012
Phillips 66 (Oil, Gas & Consumable Fuels)	166	11,610
Pinnacle West Capital Corp. (Electric Utilities)	43	3,438
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	62	7,061
Pool Corp. (Distributors)	15	5,588
PPG Industries, Inc. (Chemicals)	90	12,980
PPL Corp. (Electric Utilities)	292	8,234
Principal Financial Group, Inc. (Insurance)	97	4,812
Prologis, Inc. (Equity Real Estate Investment Trusts)	281	28,004
Prudential Financial, Inc. (Insurance)	150	11,711
Public Service Enterprise Group, Inc. (Multi-Utilities)	192	11,194
Public Storage (Equity Real Estate Investment Trusts)	58	13,394
PulteGroup, Inc. (Household Durables)	102	4,398
PVH Corp. (Textiles, Apparel & Luxury Goods)	27	2,535
Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	43	7,150
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	430	65,506
Quanta Services, Inc. (Construction & Engineering)	53	3,817
Quest Diagnostics, Inc. (Health Care Providers & Services)	51	6,078
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)	18	1,867
Raymond James Financial, Inc. (Capital Markets)	46	4,401
Raytheon Technologies Corp. (Aerospace & Defense)	577	41,261
Realty Income Corp. (Equity Real Estate Investment Trusts)	133	8,269
Regency Centers Corp. (Equity Real Estate Investment Trusts)	60	2,735
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	40	19,324
Regions Financial Corp. (Banks)	365	5,884
Republic Services, Inc.—Class A (Commercial Services & Supplies)	80	7,704
ResMed, Inc. (Health Care Equipment & Supplies)	55	11,691
Robert Half International, Inc. (Professional Services)	43	2,687
Rockwell Automation, Inc. (Electrical Equipment)	44	11,036
Rollins, Inc. (Commercial Services & Supplies)	84	3,282
Roper Technologies, Inc. (Industrial Conglomerates)	40	17,244
Ross Stores, Inc. (Specialty Retail)	135	16,579
Royal Caribbean Cruises, Ltd. (Hotels, Restaurants & Leisure)	71	5,303
S&P Global, Inc. (Capital Markets)	91	29,914
Salesforce.com, Inc.* (Software)	348	77,440
SBA Communications Corp. (Equity Real Estate Investment Trusts)	42	11,849
Schlumberger, Ltd. (Energy Equipment & Services)	529	11,549
Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	85	5,284
Sealed Air Corp. (Containers & Packaging)	59	2,702
Sempra Energy (Multi-Utilities)	110	14,015
ServiceNow, Inc.* (Software)	74	40,732
Simon Property Group, Inc. (Equity Real Estate Investment Trusts)	125	10,660
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	63	9,631

See accompanying notes to financial statements.

304 :: ProFund VP UltraBull :: Financial Statements

Common Stocks, continued

	Shares	Value
SL Green Realty Corp. (Equity Real Estate Investment Trusts)	28	$1,668
Snap-on, Inc. (Machinery)	21	3,594
Southwest Airlines Co. (Airlines)	224	10,440
Stanley Black & Decker, Inc. (Machinery)	61	10,892
Starbucks Corp. (Hotels, Restaurants & Leisure)	446	47,713
State Street Corp. (Capital Markets)	134	9,753
STERIS PLC (Health Care Equipment & Supplies)	32	6,065
Stryker Corp. (Health Care Equipment & Supplies)	124	30,385
SVB Financial Group* (Banks)	20	7,757
Synchrony Financial (Consumer Finance)	206	7,150
Synopsys, Inc.* (Software)	58	15,036
Sysco Corp. (Food & Staples Retailing)	194	14,406
T. Rowe Price Group, Inc. (Capital Markets)	86	13,020
Take-Two Interactive Software, Inc.* (Entertainment)	44	9,143
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	105	3,263
Target Corp. (Multiline Retail)	190	33,540
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	126	15,254
TechnipFMC PLC (Energy Equipment & Services)	161	1,513
Teledyne Technologies, Inc.* (Aerospace & Defense)	14	5,488
Teleflex, Inc. (Health Care Equipment & Supplies)	18	7,408
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	63	7,553
Tesla, Inc.* (Automobiles)	288	203,233
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	349	57,281
Textron, Inc. (Aerospace & Defense)	87	4,205
The AES Corp. (Independent Power and Renewable Electricity Producers)	253	5,946
The Allstate Corp. (Insurance)	116	12,752
The Bank of New York Mellon Corp. (Capital Markets)	310	13,156
The Boeing Co. (Aerospace & Defense)	202	43,240
The Charles Schwab Corp. (Capital Markets)	567	30,074
The Clorox Co. (Household Products)	48	9,692
The Coca-Cola Co. (Beverages)	1,469	80,560
The Cooper Cos., Inc. (Health Care Equipment & Supplies)	19	6,903
The Estee Lauder Co., Inc. (Personal Products)	86	22,892
The Gap, Inc. (Specialty Retail)	78	1,575
The Goldman Sachs Group, Inc. (Capital Markets)	131	34,546
The Hershey Co. (Food Products)	56	8,530
The Home Depot, Inc. (Specialty Retail)	409	108,638
The Interpublic Group of Cos., Inc. (Media)	148	3,481
The JM Smucker Co.—Class A (Food Products)	43	4,971
The Kraft Heinz Co. (Food Products)	246	8,526
The Kroger Co. (Food & Staples Retailing)	294	9,337
The Mosaic Co. (Chemicals)	131	3,014
The PNC Financial Services Group, Inc. (Banks)	161	23,989
The Procter & Gamble Co. (Household Products)	942	131,070
The Progressive Corp. (Insurance)	222	21,951
The Sherwin-Williams Co. (Chemicals)	31	22,782
The Southern Co. (Electric Utilities)	401	24,633
The TJX Cos., Inc. (Specialty Retail)	456	31,140
The Travelers Cos., Inc. (Insurance)	96	13,476
The Walt Disney Co.* (Entertainment)	688	124,651
The Western Union Co. (IT Services)	156	3,423
The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	461	9,243
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	151	70,332
Tiffany & Co. (Specialty Retail)	41	5,389
T-Mobile US, Inc.* (Wireless Telecommunication Services)	222	29,937
Tractor Supply Co. (Specialty Retail)	44	6,186
Trane Technologies PLC (Building Products)	91	13,210
TransDigm Group, Inc.* (Aerospace & Defense)	21	12,996
Truist Financial Corp. (Banks)	512	24,540
Twitter, Inc.* (Interactive Media & Services)	302	16,353
Tyler Technologies, Inc.* (Software)	15	6,548
Tyson Foods, Inc.—Class A (Food Products)	112	7,217
U.S. Bancorp (Banks)	521	24,273
UDR, Inc. (Equity Real Estate Investment Trusts)	112	4,304
Ulta Beauty, Inc.* (Specialty Retail)	21	6,030
Under Armour, Inc.*—Class A (Textiles, Apparel & Luxury Goods)	72	1,236
Under Armour, Inc.*—Class C (Textiles, Apparel & Luxury Goods)	74	1,101
Union Pacific Corp. (Road & Rail)	256	53,303
United Airlines Holdings , Inc.* (Airlines)	111	4,801
United Parcel Service, Inc.—Class B (Air Freight & Logistics)	272	45,805
United Rentals, Inc.* (Trading Companies & Distributors)	27	6,262
UnitedHealth Group, Inc. (Health Care Providers & Services)	360	126,245
Universal Health Services, Inc.—Class B (Health Care Providers & Services)	30	4,125
Unum Group (Insurance)	77	1,766
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	155	8,768
Varian Medical Systems, Inc.* (Health Care Equipment & Supplies)	35	6,125
Ventas, Inc. (Equity Real Estate Investment Trusts)	142	6,964
VeriSign, Inc.* (IT Services)	38	8,223
Verisk Analytics, Inc.—Class A (Professional Services)	62	12,870
Verizon Communications, Inc. (Diversified Telecommunication Services)	1,572	92,356
Vertex Pharmaceuticals, Inc.* (Biotechnology)	99	23,398
VF Corp. (Textiles, Apparel & Luxury Goods)	122	10,420

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraBull :: 305

Common Stocks, continued

	Shares	Value
ViacomCBS, Inc.—Class B (Media)	215	$8,011
Viatris, Inc.* (Pharmaceuticals)	458	8,583
Visa, Inc.—Class A (IT Services)	644	140,861
Vontier Corp.* (Electronic Equipment, Instruments & Components)	51	1,703
Vornado Realty Trust (Equity Real Estate Investment Trusts)	60	2,240
Vulcan Materials Co. (Construction Materials)	50	7,416
W.R. Berkley Corp. (Insurance)	53	3,520
W.W. Grainger, Inc. (Trading Companies & Distributors)	17	6,942
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	273	10,887
Walmart, Inc. (Food & Staples Retailing)	527	75,968
Waste Management, Inc. (Commercial Services & Supplies)	148	17,453
Waters Corp.* (Life Sciences Tools & Services)	24	5,938
WEC Energy Group, Inc. (Multi-Utilities)	120	11,044
Wells Fargo & Co. (Banks)	1,571	47,413
Welltower, Inc. (Equity Real Estate Investment Trusts)	159	10,275
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	28	7,933
Western Digital Corp. (Technology Hardware, Storage & Peripherals)	116	6,425
Westinghouse Air Brake Technologies Corp. (Machinery)	68	4,978
WestRock Co. (Containers & Packaging)	100	4,353
Weyerhaeuser Co. (Equity Real Estate Investment Trusts)	284	9,523
Whirlpool Corp. (Household Durables)	24	4,332
Willis Towers Watson PLC (Insurance)	49	10,323
Wynn Resorts, Ltd. (Hotels, Restaurants & Leisure)	37	4,175
Xcel Energy, Inc. (Electric Utilities)	200	13,334
Xerox Holdings Corp. (Technology Hardware, Storage & Peripherals)	63	1,461
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	93	13,185
Xylem, Inc. (Machinery)	68	6,922
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	115	12,484
Zebra Technologies Corp.*—Class A (Electronic Equipment, Instruments & Components)	20	7,687
Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	79	12,173
Zions Bancorp (Banks)	62	2,693
Zoetis, Inc. (Pharmaceuticals)	181	29,956
TOTAL COMMON STOCKS (Cost $4,896,716)		12,026,235

Repurchase Agreements(c)(d) (28.4%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $4,853,010	$4,853,000	$4,853,000
TOTAL REPURCHASE AGREEMENTS (Cost $4,853,000)		4,853,000

Collateral for Securities Loaned (0.1%)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.07%(e)	21,093	$21,093
Fidelity Investments Money Market Government Portfolio—Class I, 0.08%(e)	88	88
Invesco Government & Agency Portfolio— Institutional Shares, 0.11%(e)	385	385
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $21,566)		21,566
TOTAL INVESTMENT SECURITIES (Cost $9,771,282)—99.0%		16,900,801
Net other assets (liabilities)—1.0%		171,444
NET ASSETS—100.0%		$17,072,245

*	Non-income producing security.

(a)	All or part of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $21,204.

(b)	Number of shares is less than 0.50

(c)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2020, the aggregate amount held in a segregated account was $2,745,000.

(d)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(e)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2020.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Futures Contracts	7	3/22/21	$1,312,080	$29,597

See accompanying notes to financial statements.

306 :: ProFund VP UltraBull :: Financial Statements

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P 500	Goldman Sachs International	1/27/21	0.65%	$5,818,471	$32,858
SPDR S&P 500 ETF	Goldman Sachs International	1/27/21	0.55%	3,344,077	15,138
				$9,162,548	$47,996
S&P 500	UBS AG	1/27/21	0.60%	$8,717,838	$50,030
SPDR S&P 500 ETF	UBS AG	1/27/21	0.20%	2,982,291	13,587
				$11,700,129	$63,617
				$20,862,677	$111,613

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP UltraBull invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Aerospace & Defense	$193,535	1.1%
Air Freight & Logistics	80,658	0.5%
Airlines	31,075	0.2%
Auto Components	17,013	0.1%
Automobiles	236,232	1.4%
Banks	465,348	2.8%
Beverages	194,073	1.1%
Biotechnology	226,509	1.3%
Building Products	54,565	0.3%
Capital Markets	330,810	1.9%
Chemicals	219,897	1.2%
Commercial Services & Supplies	50,156	0.3%
Communications Equipment	95,670	0.6%
Construction & Engineering	9,156	0.1%
Construction Materials	14,231	0.1%
Consumer Finance	64,837	0.4%
Containers & Packaging	42,960	0.3%
Distributors	14,847	0.1%
Diversified Financial Services	171,352	1.0%
Diversified Telecommunication Services	173,865	1.0%
Electric Utilities	207,933	1.1%
Electrical Equipment	57,943	0.3%
Electronic Equipment, Instruments & Components	71,680	0.4%
Energy Equipment & Services	26,886	0.2%
Entertainment	271,699	1.6%
Equity Real Estate Investment Trusts	283,410	1.7%
Food & Staples Retailing	173,897	1.0%
Food Products	120,159	0.7%
Gas Utilities	4,581	NM
Health Care Equipment & Supplies	457,355	2.7%
Health Care Providers & Services	315,720	1.8%
Health Care Technology	9,104	0.1%
Hotels, Restaurants & Leisure	203,831	1.2%
Household Durables	44,811	0.3%
Household Products	194,231	1.2%
Independent Power and Renewable Electricity Producers	9,438	0.1%
Industrial Conglomerates	148,256	0.9%
Insurance	222,973	1.3%
Interactive Media & Services	658,256	3.9%
Internet & Direct Marketing Retail	591,196	3.4%
IT Services	660,245	3.9%
Leisure Products	4,490	NM
Life Sciences Tools & Services	144,536	0.8%
Machinery	199,407	1.2%
Media	160,640	0.9%
Metals & Mining	38,746	0.2%
Multiline Retail	62,714	0.4%
Multi-Utilities	99,760	0.6%
Oil, Gas & Consumable Fuels	247,353	1.4%
Personal Products	22,892	0.1%
Pharmaceuticals	465,426	2.8%
Professional Services	40,022	0.2%
Real Estate Management & Development	7,965	NM
Road & Rail	121,466	0.7%
Semiconductors & Semiconductor Equipment	616,329	3.6%
Software	1,033,267	6.1%
Specialty Retail	265,544	1.6%
Technology Hardware, Storage & Peripherals	843,124	4.9%
Textiles, Apparel & Luxury Goods	89,829	0.5%
Tobacco	77,958	0.5%
Trading Companies & Distributors	23,848	0.1%
Water Utilities	10,589	0.1%
Wireless Telecommunication Services	29,937	0.2%
Other**	5,046,010	29.5%
Total	$17,072,245	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraBull :: 307

Statement of Assets and Liabilities
December 31, 2020

ASSETS:
Total Investment Securities, at cost	$9,771,282
Securities, at value(a)	12,047,801
Repurchase agreements, at value	4,853,000
Total Investment Securities, at value	16,900,801
Cash	2,079
Segregated cash balances for futures contracts with brokers	84,700
Segregated cash balances for swap agreements with custodian	1,000
Dividends and interest receivable	8,894
Unrealized appreciation on swap agreements	111,613
Receivable for capital shares issued	316,068
Variation margin on futures contracts	8,610
Prepaid expenses	1,135
TOTAL ASSETS	17,434,900

LIABILITIES:
Payable for capital shares redeemed	304,525
Payable for collateral for securities loaned	21,566
Advisory fees payable	10,489
Management services fees payable	1,399
Administration fees payable	1,089
Administrative services fees payable	5,410
Distribution fees payable	6,261
Transfer agency fees payable	914
Fund accounting fees payable	770
Compliance services fees payable	82
Other accrued expenses	10,150
TOTAL LIABILITIES	362,655
NET ASSETS	$17,072,245
NET ASSETS CONSIST OF:
Capital	$27,481,052
Total distributable earnings (loss)	(10,408,807)
NET ASSETS	$17,072,245
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	581,458
Net Asset Value (offering and redemption price per share)	$29.36
(a) Includes securities on loan valued at:	$21,204

Statement of Operations
For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$232,084
Interest	29,561
Income from securities lending	149
TOTAL INVESTMENT INCOME	261,794

EXPENSES:
Advisory fees	128,615
Management services fees	17,149
Administration fees	15,071
Transfer agency fees	12,127
Administrative services fees	36,267
Distribution fees	42,872
Custody fees	2,936
Fund accounting fees	10,096
Trustee fees	343
Compliance services fees	129
Other fees	24,235
TOTAL NET EXPENSES	289,840
NET INVESTMENT INCOME (LOSS)	(28,046)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(4,365,411)
Net realized gains (losses) on futures contracts	(585,587)
Net realized gains (losses) on swap agreements	(3,971,302)
Change in net unrealized appreciation/depreciation on investment securities	1,602,220
Change in net unrealized appreciation/depreciation on futures contracts	29,597
Change in net unrealized appreciation/depreciation on swap agreements	195,460
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(7,095,023)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,123,069)

See accompanying notes to financial statements.

308 :: ProFund VP UltraBull :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020		Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(28,046)		$109,996
Net realized gains (losses) on investments	(8,922,300)		10,965,173
Change in net unrealized appreciation/depreciation on investments	1,827,277		1,919,926
Change in net assets resulting from operations	(7,123,069)		12,995,095

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(9,919,111)		(111,007)
Change in net assets resulting from distributions	(9,919,111)		(111,007)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	336,763,515		1,022,129,393
Distributions reinvested	9,919,111		39,713
Value of shares redeemed	(342,855,065)		(1,028,231,682)
Change in net assets resulting from capital transactions	3,827,561		(6,062,576)
Change in net assets	(13,214,619)		6,821,512

NET ASSETS:
Beginning of period	30,286,864		23,465,352
End of period	$17,072,245		$30,286,864

SHARE TRANSACTIONS:
Issued	6,053,018	(a)	18,996,731	(a)
Reinvested	369,015	(a)	761	(a)
Redeemed	(6,307,705	)(a)	(19,108,320	)(a)
Change in shares	114,328		(110,828)

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on December 14, 2020.

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP UltraBull :: 309

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020(a)		Year Ended Dec. 31, 2019(a)	Year Ended Dec. 31, 2018(a)	Year Ended Dec. 31, 2017(a)	Year Ended Dec. 31, 2016(a)
Net Asset Value, Beginning of Period	$64.84		$40.60	$59.07	$53.91	$55.84

Investment Activities:
Net investment income (loss)(b)	(0.07)		0.20	0.20	(0.08)	(0.12)
Net realized and unrealized gains (losses) on investments	8.84 (c)		24.20	(7.07)	20.72	9.95
Total income (loss) from investment activities	8.77		24.40	(6.87)	20.64	9.83

Distributions to Shareholders From:
Net investment income	(0.49)		(0.16)	—	—	—
Net realized gains on investments	(43.76)		—	(11.60)	(15.48)	(11.76)
Total distributions	(44.25)		(0.16)	(11.60)	(15.48)	(11.76)

Net Asset Value, End of Period	$29.36		$64.84	$40.60	$59.07	$53.91

Total Return	19.83%		60.17%	(15.50)%	41.02%	18.60%

Ratios to Average Net Assets:
Gross expenses	1.69%		1.62%	1.53%	1.60%	1.68%
Net expenses	1.69	%(d)	1.62%	1.53%	1.60%	1.68%
Net investment income (loss)	(0.16)%		0.41%	0.37%	(0.12)%	(0.20)%

Supplemental Data:
Net assets, end of period (000's)	$17,072		$30,287	$23,465	$34,995	$53,752
Portfolio turnover rate(e)	1,415%		2,393%	3,297%	2,993%	2,888%

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on December 14, 2020.

(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	The expense ratio does not correlate to the applicable expense limits in place during the period given that the annual contractual expense limitation is applied for one year periods ended April 30th of each year, instead of coinciding with the December 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

310 :: ProFund VP UltraMid-Cap :: Management Discussion of Fund Performance

ProFund VP UltraMid-Cap (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the S&P MidCap 400® (the "Index") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund's stated multiple (2x) times the return of the Fund's Index for the same period. For periods longer than a single day, the Fund will lose money if the Index's performance is flat, and it is possible that the Fund will lose money even if the level of the index rises. For the year ended December 31, 2020, the Fund had a total return of 5.22%. For the same period, the Index had a total return of 13.66%1 and a volatility of 41.07%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice the daily return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts. Securities are selected for inclusion in the Index through a process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis.

During the year ended December 31, 2020, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraMid-Cap from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP UltraMid-Cap	5.22%	15.14%	15.26%
S&P MidCap 400®	13.66%	12.35%	11.51%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraMid-Cap	1.71%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	64%
Swap Agreements	137%
Total Exposure	201%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Enphase Energy, Inc.	0.7%
Trimble, Inc.	0.5%
SolarEdge Technologies, Inc.	0.5%
Monolithic Power Systems, Inc.	0.5%
Caesars Entertainment, Inc.	0.5%

S&P MidCap 400® – Composition

% of Index
Industrials	18%
Information Technology	17%
Financials	15%
Consumer Discretionary	14%
Health Care	11%
Real Estate	9%
Materials	6%
Consumer Staples	4%
Utilities	3%
Communication Services	2%
Energy	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP UltraMid-Cap :: 311

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (64.0%)

	Shares	Value
Acadia Healthcare Co., Inc.* (Health Care Providers & Services)	353	$17,742
ACI Worldwide, Inc.* (Software)	463	17,793
Acuity Brands, Inc. (Electrical Equipment)	146	17,679
Adient PLC* (Auto Components)	372	12,934
Adtalem Global Education, Inc.* (Diversified Consumer Services)	206	6,994
AECOM* (Construction & Engineering)	597	29,719
Affiliated Managers Group, Inc. (Capital Markets)	180	18,306
AGCO Corp. (Machinery)	243	25,051
Alleghany Corp. (Insurance)	57	34,410
ALLETE, Inc. (Electric Utilities)	206	12,760
Alliance Data Systems Corp. (IT Services)	189	14,005
Amedisys, Inc.* (Health Care Providers & Services)	130	38,133
American Campus Communities, Inc. (Equity Real Estate Investment Trusts)	545	23,310
American Eagle Outfitters, Inc. (Specialty Retail)	592	11,881
American Financial Group, Inc. (Insurance)	279	24,446
Antero Midstream Corp. (Oil, Gas & Consumable Fuels)	1,133	8,735
Apartment Income REIT Corp.* (Equity Real Estate Investment Trusts)	590	22,662
AptarGroup, Inc. (Containers & Packaging)	256	35,043
Arrow Electronics, Inc.* (Electronic Equipment, Instruments & Components)	299	29,093
Arrowhead Pharmaceuticals, Inc.* (Biotechnology)	407	31,229
ASGN, Inc.* (Professional Services)	210	17,541
Ashland Global Holdings, Inc. (Chemicals)	216	17,107
Associated Banc-Corp. (Banks)	608	10,366
AutoNation, Inc.* (Specialty Retail)	233	16,261
Avanos Medical, Inc.*—Class I (Health Care Equipment & Supplies)	189	8,671
Avient Corp. (Chemicals)	362	14,581
Avis Budget Group, Inc.* (Road & Rail)	204	7,609
Avnet, Inc. (Electronic Equipment, Instruments & Components)	391	13,728
Axon Enterprise, Inc.* (Aerospace & Defense)	252	30,878
BancorpSouth Bank (Banks)	382	10,482
Bank of Hawaii Corp. (Banks)	159	12,183
Bank OZK (Banks)	479	14,978
Belden, Inc. (Electronic Equipment, Instruments & Components)	177	7,416
Bio-Techne Corp. (Life Sciences Tools & Services)	153	48,585
BJ's Wholesale Club Holdings, Inc.* (Food & Staples Retailing)	544	20,280
Black Hills Corp. (Multi-Utilities)	249	15,301
Blackbaud, Inc. (Software)	196	11,282
Boyd Gaming Corp.* (Hotels, Restaurants & Leisure)	318	13,649
Brighthouse Financial, Inc.* (Insurance)	355	12,853
Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts)	1,174	19,430
Brown & Brown, Inc. (Insurance)	934	44,281
Brunswick Corp. (Leisure Products)	310	23,634
Builders FirstSource, Inc.* (Building Products)	813	33,179
Cable One, Inc. (Media)	21	46,781
Cabot Corp. (Chemicals)	224	10,053
CACI International, Inc.*—Class A (IT Services)	100	24,933
Caesars Entertainment, Inc.* (Hotels, Restaurants & Leisure)	825	61,274
Camden Property Trust (Equity Real Estate Investment Trusts)	386	38,569
Cantel Medical Corp. (Health Care Equipment & Supplies)	149	11,750
Carlisle Cos., Inc. (Industrial Conglomerates)	211	32,954
Carter's, Inc. (Textiles, Apparel & Luxury Goods)	173	16,274
Casey's General Stores, Inc. (Food & Staples Retailing)	146	26,078
Cathay General Bancorp (Banks)	297	9,560
CDK Global, Inc. (Software)	482	24,982
Ceridian HCM Holding, Inc.* (Software)	515	54,878
ChampionX Corp.* (Energy Equipment & Services)	736	11,261
Charles River Laboratories International, Inc.* (Life Sciences Tools & Services)	197	49,222
Chemed Corp. (Health Care Providers & Services)	63	33,554
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)	114	12,167
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	141	27,466
Ciena Corp.* (Communications Equipment)	611	32,292
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	404	15,155
Cinemark Holdings, Inc. (Entertainment)	426	7,417
Cirrus Logic, Inc.* (Semiconductors & Semiconductor Equipment)	230	18,906
CIT Group, Inc. (Banks)	390	14,001
Clean Harbors, Inc.* (Commercial Services & Supplies)	201	15,296
CMC Materials, Inc. (Semiconductors & Semiconductor Equipment)	115	17,400
CNO Financial Group, Inc. (Insurance)	551	12,249
CNX Resources Corp.* (Oil, Gas & Consumable Fuels)	889	9,601
Cognex Corp. (Electronic Equipment, Instruments & Components)	692	55,557
Coherent, Inc.* (Electronic Equipment, Instruments & Components)	97	14,552
Colfax Corp.* (Machinery)	399	15,258
Columbia Sportswear Co. (Textiles, Apparel & Luxury Goods)	121	10,573

See accompanying notes to financial statements.

312 :: ProFund VP UltraMid-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Commerce Bancshares, Inc. (Banks)	418	$27,463
Commercial Metals Co. (Metals & Mining)	476	9,777
CommVault Systems, Inc.* (Software)	187	10,354
Compass Minerals International, Inc. (Metals & Mining)	135	8,332
Concentrix Corp.* (IT Services)	163	16,088
CoreLogic, Inc. (IT Services)	308	23,815
CoreSite Realty Corp. (Equity Real Estate Investment Trusts)	169	21,172
Corporate Office Properties Trust (Equity Real Estate Investment Trusts)	444	11,580
Coty, Inc.—Class A (Personal Products)	1,123	7,883
Cousins Properties, Inc. (Equity Real Estate Investment Trusts)	588	19,698
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)	94	12,400
Crane Co. (Machinery)	196	15,221
Cree, Inc.* (Semiconductors & Semiconductor Equipment)	437	46,278
Cullen/Frost Bankers, Inc. (Banks)	222	19,365
Curtiss-Wright Corp. (Aerospace & Defense)	164	19,081
CyrusOne, Inc. (Equity Real Estate Investment Trusts)	477	34,893
Dana, Inc. (Auto Components)	572	11,165
Darling Ingredients, Inc.* (Food Products)	642	37,031
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	111	31,832
Dick's Sporting Goods, Inc. (Specialty Retail)	260	14,615
Domtar Corp. (Paper & Forest Products)	219	6,931
Donaldson Co., Inc. (Machinery)	500	27,940
Douglas Emmett, Inc. (Equity Real Estate Investment Trusts)	653	19,055
Dycom Industries, Inc.* (Construction & Engineering)	126	9,516
Eagle Materials, Inc. (Construction Materials)	166	16,824
East West Bancorp, Inc. (Banks)	561	28,448
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts)	157	21,675
Eaton Vance Corp. (Capital Markets)	452	30,704
Edgewell Personal Care Co. (Personal Products)	215	7,435
EMCOR Group, Inc. (Construction & Engineering)	218	19,938
Emergent BioSolutions, Inc.* (Biotechnology)	178	15,949
Encompass Health Corp. (Health Care Providers & Services)	394	32,580
Energizer Holdings, Inc. (Household Products)	231	9,744
EnerSys (Electrical Equipment)	169	14,037
Enphase Energy, Inc.* (Electrical Equipment)	500	87,736
EPR Properties (Equity Real Estate Investment Trusts)	296	9,620
EQT Corp.* (Oil, Gas & Consumable Fuels)	1,092	13,880
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)	1,610	12,944
Essent Group, Ltd. (Thrifts & Mortgage Finance)	445	19,224
Essential Utilities, Inc. (Water Utilities)	884	41,804
Evercore Partners, Inc.—Class A (Capital Markets)	161	17,652
Exelixis, Inc.* (Biotechnology)	1,229	24,666
F.N.B. Corp. (Banks)	1,278	12,141
FactSet Research Systems, Inc. (Capital Markets)	150	49,876
Fair Isaac Corp.* (Software)	115	58,770
Federated Hermes, Inc.—Class B (Capital Markets)	374	10,805
First American Financial Corp. (Insurance)	442	22,820
First Financial Bankshares, Inc. (Banks)	563	20,367
First Horizon Corp. (Banks)	2,198	28,046
First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts)	511	21,528
First Solar, Inc.* (Semiconductors & Semiconductor Equipment)	336	33,237
FirstCash, Inc. (Consumer Finance)	164	11,487
Five Below, Inc.* (Specialty Retail)	221	38,671
Flowers Foods, Inc. (Food Products)	780	17,651
Fluor Corp. (Construction & Engineering)	496	7,921
Foot Locker, Inc. (Specialty Retail)	414	16,742
Fox Factory Holding Corp.* (Auto Components)	165	17,442
FTI Consulting, Inc.* (Professional Services)	141	15,753
Fulton Financial Corp. (Banks)	643	8,179
GATX Corp. (Trading Companies & Distributors)	139	11,562
Generac Holdings, Inc.* (Electrical Equipment)	249	56,625
Gentex Corp. (Auto Components)	971	32,947
Genworth Financial, Inc.*—Class A (Insurance)	2,004	7,575
Glacier Bancorp, Inc. (Banks)	378	17,392
Globus Medical, Inc.*—Class A (Health Care Equipment & Supplies)	302	19,696
Graco, Inc. (Machinery)	664	48,041
Graham Holdings Co.—Class B (Diversified Consumer Services)	16	8,534
Grand Canyon Education, Inc.* (Diversified Consumer Services)	186	17,318
Greif, Inc.—Class A (Containers & Packaging)	105	4,922
Grocery Outlet Holding Corp.* (Food & Staples Retailing)	339	13,306
Grubhub, Inc.* (Internet & Direct Marketing Retail)	367	27,257
H&R Block, Inc. (Diversified Consumer Services)	727	11,530
Haemonetics Corp.* (Health Care Equipment & Supplies)	201	23,869
Halozyme Therapeutics, Inc.* (Biotechnology)	503	21,483
Hancock Whitney Corp. (Banks)	342	11,635
Harley-Davidson, Inc. (Automobiles)	607	22,277
Hawaiian Electric Industries, Inc. (Electric Utilities)	432	15,288
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	539	15,954

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraMid-Cap :: 313

Common Stocks, continued

	Shares	Value
Healthcare Services Group, Inc. (Commercial Services & Supplies)	295	$8,290
HealthEquity, Inc.* (Health Care Providers & Services)	304	21,192
Helen of Troy, Ltd.* (Household Durables)	100	22,219
Herman Miller, Inc. (Commercial Services & Supplies)	233	7,875
Hexcel Corp. (Aerospace & Defense)	331	16,050
Highwoods Properties, Inc. (Equity Real Estate Investment Trusts)	412	16,328
Hill-Rom Holdings, Inc. (Health Care Equipment & Supplies)	265	25,962
HNI Corp. (Commercial Services & Supplies)	169	5,824
Home BancShares, Inc. (Banks)	602	11,727
Hubbell, Inc. (Electrical Equipment)	215	33,710
Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts)	603	14,484
IAA, Inc.* (Commercial Services & Supplies)	533	34,634
ICU Medical, Inc.* (Health Care Equipment & Supplies)	77	16,516
IDACORP, Inc. (Electric Utilities)	200	19,206
II-VI, Inc.* (Electronic Equipment, Instruments & Components)	411	31,220
Ingevity Corp.* (Chemicals)	164	12,420
Ingredion, Inc. (Food Products)	265	20,848
Insperity, Inc. (Professional Services)	141	11,480
Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	280	18,178
Interactive Brokers Group, Inc.—Class A (Capital Markets)	320	19,494
InterDigital, Inc. (Communications Equipment)	122	7,403
International Bancshares Corp. (Banks)	221	8,274
ITT, Inc. (Machinery)	342	26,341
j2 Global, Inc.* (Software)	170	16,607
Jabil, Inc. (Electronic Equipment, Instruments & Components)	533	22,668
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	90	8,352
Janus Henderson Group PLC (Capital Markets)	589	19,148
Jazz Pharmaceuticals PLC* (Pharmaceuticals)	221	36,476
JBG Smith Properties (Equity Real Estate Investment Trusts)	441	13,790
Jefferies Financial Group, Inc. (Diversified Financial Services)	820	20,172
JetBlue Airways Corp.* (Airlines)	1,246	18,117
John Wiley & Sons, Inc.—Class A (Media)	173	7,899
Jones Lang LaSalle, Inc.*(a) (Real Estate Management & Development)	203	30,119
KAR Auction Services, Inc. (Commercial Services & Supplies)	512	9,528
KB Home (Household Durables)	349	11,698
KBR, Inc. (IT Services)	565	17,475
Kemper Corp. (Insurance)	244	18,747
Kennametal, Inc. (Machinery)	330	11,959
Kilroy Realty Corp. (Equity Real Estate Investment Trusts)	415	23,821
Kinsale Capital Group, Inc. (Insurance)	84	16,811
Kirby Corp.* (Marine)	238	12,336
Knight-Swift Transportation Holdings, Inc. (Road & Rail)	498	20,826
Kohl's Corp. (Multiline Retail)	624	25,390
Lamar Advertising Co.—Class A (Equity Real Estate Investment Trusts)	342	28,461
Lancaster Colony Corp. (Food Products)	77	14,147
Landstar System, Inc. (Road & Rail)	152	20,468
Lear Corp. (Auto Components)	216	34,351
LendingTree, Inc.* (Thrifts & Mortgage Finance)	43	11,773
Lennox International, Inc. (Building Products)	138	37,808
LHC Group, Inc.* (Health Care Providers & Services)	125	26,665
Life Storage, Inc. (Equity Real Estate Investment Trusts)	193	23,042
Ligand Pharmaceuticals, Inc.*(a)—Class B (Biotechnology)	64	6,365
Lincoln Electric Holdings, Inc. (Machinery)	236	27,435
Lithia Motors, Inc.—Class A (Specialty Retail)	103	30,145
Littelfuse, Inc. (Electronic Equipment, Instruments & Components)	97	24,702
LivaNova PLC* (Health Care Equipment & Supplies)	192	12,712
LiveRamp Holdings, Inc.* (IT Services)	263	19,249
Louisiana-Pacific Corp. (Paper & Forest Products)	433	16,095
Lumentum Holdings, Inc.* (Communications Equipment)	299	28,345
Manhattan Associates, Inc.* (Software)	252	26,505
ManpowerGroup, Inc. (Professional Services)	228	20,561
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	163	22,367
Masimo Corp.* (Health Care Equipment & Supplies)	201	53,945
MasTec, Inc.* (Construction & Engineering)	222	15,136
Mattel, Inc.* (Leisure Products)	1,379	24,064
MAXIMUS, Inc. (IT Services)	243	17,785
MDU Resources Group, Inc. (Multi-Utilities)	794	20,914
Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts)	2,123	46,260
Medpace Holdings, Inc.* (Life Sciences Tools & Services)	109	15,173
Mercury General Corp. (Insurance)	105	5,482
Mercury Systems, Inc.* (Aerospace & Defense)	222	19,549
MGIC Investment Corp. (Thrifts & Mortgage Finance)	1,341	16,830
Minerals Technologies, Inc. (Chemicals)	135	8,386
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	218	32,798
Molina Healthcare, Inc.* (Health Care Providers & Services)	235	49,979
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	168	61,527

See accompanying notes to financial statements.

314 :: ProFund VP UltraMid-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
MSA Safety, Inc. (Commercial Services & Supplies)	143	$21,363
MSC Industrial Direct Co., Inc.—Class A (Trading Companies & Distributors)	181	15,275
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	572	6,921
Murphy USA, Inc. (Specialty Retail)	105	13,741
National Fuel Gas Co. (Gas Utilities)	360	14,807
National Instruments Corp. (Electronic Equipment, Instruments & Components)	520	22,849
National Retail Properties, Inc. (Equity Real Estate Investment Trusts)	688	28,153
Navient Corp. (Consumer Finance)	738	7,247
NCR Corp.* (Technology Hardware, Storage & Peripherals)	511	19,198
Nektar Therapeutics* (Pharmaceuticals)	711	12,087
Neogen Corp.* (Health Care Equipment & Supplies)	210	16,653
NetScout Systems, Inc.* (Communications Equipment)	291	7,979
New Jersey Resources Corp. (Gas Utilities)	381	13,545
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)	1,838	19,390
NewMarket Corp. (Chemicals)	29	11,550
Nordson Corp. (Machinery)	214	43,004
Nordstrom, Inc.(a) (Multiline Retail)	431	13,452
NorthWestern Corp. (Multi-Utilities)	200	11,662
Nu Skin Enterprises, Inc.—Class A (Personal Products)	202	11,035
NuVasive, Inc.* (Health Care Equipment & Supplies)	203	11,435
nVent Electric PLC (Electrical Equipment)	674	15,697
OGE Energy Corp. (Electric Utilities)	792	25,234
O-I Glass, Inc. (Containers & Packaging)	623	7,414
Old Republic International Corp. (Insurance)	1,120	22,075
Olin Corp. (Chemicals)	563	13,827
Ollie's Bargain Outlet Holdings, Inc.* (Multiline Retail)	225	18,398
Omega Healthcare Investors, Inc. (Equity Real Estate Investment Trusts)	899	32,652
ONE Gas, Inc. (Gas Utilities)	210	16,122
Oshkosh Corp. (Machinery)	270	23,239
Owens Corning (Building Products)	429	32,501
PacWest Bancorp (Banks)	463	11,760
Papa John's International, Inc. (Hotels, Restaurants & Leisure)	131	11,115
Park Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	933	16,001
Patterson Cos., Inc. (Health Care Providers & Services)	344	10,193
Paylocity Holding Corp.* (Software)	148	30,475
Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts)	519	9,757
Penn National Gaming, Inc.* (Hotels, Restaurants & Leisure)	585	50,527
Penumbra, Inc.* (Health Care Equipment & Supplies)	134	23,450
Perspecta, Inc. (IT Services)	542	13,051
Physicians Realty Trust (Equity Real Estate Investment Trusts)	825	14,685
Pilgrim's Pride Corp.* (Food Products)	193	3,785
Pinnacle Financial Partners, Inc. (Banks)	300	19,320
PNM Resources, Inc. (Electric Utilities)	316	15,335
Polaris, Inc. (Leisure Products)	230	21,914
Post Holdings, Inc.* (Food Products)	243	24,545
PotlatchDeltic Corp. (Equity Real Estate Investment Trusts)	265	13,255
PRA Health Sciences, Inc.* (Life Sciences Tools & Services)	254	31,862
Prestige Consumer Healthcare, Inc.* (Pharmaceuticals)	198	6,904
Primerica, Inc. (Insurance)	156	20,893
PROG Holdings, Inc. (Consumer Finance)	268	14,437
Prosperity Bancshares, Inc. (Banks)	367	25,455
PS Business Parks, Inc. (Equity Real Estate Investment Trusts)	79	10,497
PTC, Inc.* (Software)	416	49,758
Qualys, Inc.* (Software)	133	16,209
Quidel Corp.* (Health Care Equipment & Supplies)	152	27,307
Rayonier, Inc. (Equity Real Estate Investment Trusts)	541	15,895
Regal Beloit Corp. (Electrical Equipment)	161	19,772
Reinsurance Group of America, Inc. (Insurance)	269	31,177
Reliance Steel & Aluminum Co. (Metals & Mining)	253	30,297
RenaissanceRe Holdings, Ltd. (Insurance)	201	33,330
Repligen Corp.* (Biotechnology)	199	38,134
Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts)	517	25,390
RH* (Specialty Retail)	62	27,746
RLI Corp. (Insurance)	157	16,352
Royal Gold, Inc. (Metals & Mining)	260	27,654
RPM International, Inc. (Chemicals)	515	46,753
Ryder System, Inc. (Road & Rail)	213	13,155
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts)	820	14,243
Sabre Corp. (IT Services)	1,257	15,109
Sailpoint Technologies Holding, Inc.* (Software)	360	19,166
Sanderson Farms, Inc. (Food Products)	78	10,312
Science Applications International Corp. (IT Services)	231	21,862
Scientific Games Corp.*—Class A (Hotels, Restaurants & Leisure)	222	9,211
SEI Investments Co. (Capital Markets)	475	27,298
Selective Insurance Group, Inc. (Insurance)	237	15,874
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	257	18,527
Sensient Technologies Corp. (Chemicals)	168	12,393
Service Corp. International (Diversified Consumer Services)	684	33,585
Service Properties Trust (Equity Real Estate Investment Trusts)	653	7,503
Signature Bank(a) (Banks)	212	28,682
Silgan Holdings, Inc. (Containers & Packaging)	311	11,532
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	174	22,157
Simpson Manufacturing Co., Inc. (Building Products)	172	16,073

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraMid-Cap :: 315

Common Stocks, continued

	Shares	Value
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	300	$10,230
Skechers U.S.A., Inc.*—Class A (Textiles, Apparel & Luxury Goods)	537	19,300
SLM Corp. (Consumer Finance)	1,486	18,411
SolarEdge Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	203	64,781
Sonoco Products Co. (Containers & Packaging)	398	23,582
Southwest Gas Holdings, Inc. (Gas Utilities)	225	13,669
Spire, Inc. (Gas Utilities)	204	13,064
Spirit Realty Capital, Inc. (Equity Real Estate Investment Trusts)	453	18,197
Sprouts Farmers Market, Inc.* (Food & Staples Retailing)	467	9,387
Steel Dynamics, Inc. (Metals & Mining)	792	29,201
Stericycle, Inc.* (Commercial Services & Supplies)	363	25,167
Sterling Bancorp (Banks)	770	13,845
Stifel Financial Corp. (Capital Markets)	409	20,613
STORE Capital Corp. (Equity Real Estate Investment Trusts)	936	31,805
Strategic Education, Inc. (Diversified Consumer Services)	97	9,247
Sunrun, Inc.* (Electrical Equipment)	618	42,877
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	137	13,207
Syneos Health, Inc.* (Life Sciences Tools & Services)	301	20,507
SYNNEX Corp. (Electronic Equipment, Instruments & Components)	163	13,275
Synovus Financial Corp. (Banks)	585	18,936
Taylor Morrison Home Corp.* (Household Durables)	515	13,210
TCF Financial Corp. (Banks)	604	22,360
TEGNA, Inc. (Media)	868	12,109
Telephone & Data Systems, Inc. (Wireless Telecommunication Services)	394	7,317
Tempur Sealy International, Inc.* (Household Durables)	760	20,520
Tenet Healthcare Corp.* (Health Care Providers & Services)	418	16,691
Teradata Corp.* (IT Services)	433	9,730
Terex Corp. (Machinery)	275	9,595
Tetra Tech, Inc. (Commercial Services & Supplies)	213	24,661
Texas Capital Bancshares, Inc.* (Banks)	200	11,900
Texas Roadhouse, Inc.—Class A (Hotels, Restaurants & Leisure)	259	20,243
The Boston Beer Co., Inc.*—Class A (Beverages)	36	35,794
The Brink's Co. (Commercial Services & Supplies)	196	14,112
The Chemours Co. (Chemicals)	652	16,163
The Goodyear Tire & Rubber Co. (Auto Components)	923	10,070
The Hain Celestial Group, Inc.* (Food Products)	327	13,129
The Hanover Insurance Group, Inc. (Insurance)	148	17,304
The Macerich Co.(a) (Equity Real Estate Investment Trusts)	444	4,737
The Middleby Corp.* (Machinery)	220	28,362
The New York Times Co.—Class A (Media)	574	29,716
The Scotts Miracle-Gro Co.—Class A (Chemicals)	161	32,062
The Timken Co. (Machinery)	269	20,810
The Toro Co. (Machinery)	425	40,307
The Wendy's Co. (Hotels, Restaurants & Leisure)	710	15,563
Thor Industries, Inc. (Automobiles)	219	20,365
Toll Brothers, Inc. (Household Durables)	455	19,779
Tootsie Roll Industries, Inc. (Food Products)	69	2,049
TopBuild Corp.* (Household Durables)	131	24,114
TreeHouse Foods, Inc.* (Food Products)	224	9,518
Trex Co., Inc.* (Building Products)	459	38,427
TRI Pointe Group, Inc.* (Household Durables)	502	8,660
Trimble, Inc.* (Electronic Equipment, Instruments & Components)	991	66,169
Trinity Industries, Inc. (Machinery)	335	8,841
TripAdvisor, Inc.* (Interactive Media & Services)	381	10,965
Trustmark Corp. (Banks)	251	6,855
UGI Corp. (Gas Utilities)	826	28,876
UMB Financial Corp. (Banks)	171	11,797
Umpqua Holdings Corp. (Banks)	872	13,202
United Bankshares, Inc. (Banks)	514	16,654
United States Steel Corp. (Metals & Mining)	873	14,640
United Therapeutics Corp.* (Biotechnology)	176	26,715
Univar Solutions, Inc.* (Trading Companies & Distributors)	670	12,737
Universal Display Corp. (Semiconductors & Semiconductor Equipment)	170	39,066
Urban Edge Properties (Equity Real Estate Investment Trusts)	435	5,629
Urban Outfitters, Inc.* (Specialty Retail)	271	6,938
Valley National Bancorp (Banks)	1,600	15,600
Valmont Industries, Inc. (Construction & Engineering)	84	14,694
Valvoline, Inc. (Chemicals)	734	16,985
ViaSat, Inc.* (Communications Equipment)	254	8,293
Vishay Intertechnology, Inc. (Electronic Equipment, Instruments & Components)	525	10,873
Visteon Corp.* (Auto Components)	110	13,807
Washington Federal, Inc. (Thrifts & Mortgage Finance)	300	7,722
Watsco, Inc. (Trading Companies & Distributors)	130	29,451
Webster Financial Corp. (Banks)	357	15,048
Weingarten Realty Investors (Equity Real Estate Investment Trusts)	477	10,337
Werner Enterprises, Inc. (Road & Rail)	230	9,021

See accompanying notes to financial statements.

316 :: ProFund VP UltraMid-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
WEX, Inc.* (IT Services)	175	$35,618
Williams-Sonoma, Inc. (Specialty Retail)	303	30,858
Wingstop, Inc. (Hotels, Restaurants & Leisure)	118	15,641
Wintrust Financial Corp. (Banks)	228	13,929
Woodward, Inc. (Machinery)	231	28,073
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	252	7,852
World Wrestling Entertainment, Inc.—Class A (Entertainment)	185	8,889
Worthington Industries, Inc. (Metals & Mining)	142	7,290
WPX Energy, Inc.* (Oil, Gas & Consumable Fuels)	1,600	13,040
WW International, Inc.* (Diversified Consumer Services)	186	4,538
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)	340	15,252
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	369	21,933
XPO Logistics, Inc.* (Air Freight & Logistics)	362	43,150
Yelp, Inc.* (Interactive Media & Services)	276	9,017
TOTAL COMMON STOCKS (Cost $4,680,833)		8,146,693

Repurchase Agreements(b)(c) (43.2%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $5,494,012	$5,494,000	$5,494,000
TOTAL REPURCHASE AGREEMENTS (Cost $5,494,000)		5,494,000

Collateral for Securities Loaned (0.4%)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.07%(d)	51,193	$51,193
Fidelity Investments Money Market Government Portfolio—Class I, 0.08%(d)	215	215
Invesco Government & Agency Portfolio— Institutional Shares, 0.11%(d)	934	934
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $52,342)		52,342
TOTAL INVESTMENT SECURITIES (Cost $10,227,175)—107.6%		13,693,035
Net other assets (liabilities)—(7.6)%		(971,116)
NET ASSETS—100.0%		$12,721,919

*	Non-income producing security.
(a)	All or part of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $51,074.
(b)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2020, the aggregate amount held in a segregated account was $2,403,000.
(c)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
(d)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2020.

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
S&P MidCap 400	Goldman Sachs International	1/27/21	0.55%	$7,466,274	$(8,230)
SPDR S&P MidCap 400 ETF	Goldman Sachs International	1/27/21	0.30%	3,804,276	(3,626)
				$11,270,550	$(11,856)
S&P MidCap 400	UBS AG	1/27/21	0.45%	$3,748,258	$(6,907)
SPDR S&P MidCap 400 ETF	UBS AG	1/27/21	0.40%	2,384,447	(2,292)
				$6,132,705	$(9,199)
				$17,403,255	$(21,055)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraMid-Cap :: 317

ProFund VP UltraMid-Cap invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Aerospace & Defense	$85,558	0.7%
Air Freight & Logistics	43,150	0.3%
Airlines	18,117	0.1%
Auto Components	132,716	1.1%
Automobiles	42,642	0.3%
Banks	509,950	3.9%
Beverages	35,794	0.3%
Biotechnology	164,541	1.3%
Building Products	157,988	1.2%
Capital Markets	213,896	1.7%
Chemicals	212,280	1.7%
Commercial Services & Supplies	166,750	1.3%
Communications Equipment	84,312	0.7%
Construction & Engineering	96,924	0.8%
Construction Materials	16,824	0.1%
Consumer Finance	51,582	0.4%
Containers & Packaging	82,493	0.6%
Diversified Consumer Services	91,746	0.7%
Diversified Financial Services	20,172	0.2%
Electric Utilities	87,823	0.7%
Electrical Equipment	288,133	2.3%
Electronic Equipment, Instruments & Components	312,102	2.5%
Energy Equipment & Services	11,261	0.1%
Entertainment	16,306	0.1%
Equity Real Estate Investment Trusts	704,068	5.6%
Food & Staples Retailing	69,051	0.5%
Food Products	153,015	1.2%
Gas Utilities	100,083	0.8%
Health Care Equipment & Supplies	270,144	2.2%
Health Care Providers & Services	246,729	1.9%
Hotels, Restaurants & Leisure	327,390	2.7%
Household Durables	120,200	0.9%
Household Products	9,744	0.1%
Industrial Conglomerates	32,954	0.3%
Insurance	356,679	2.8%
Interactive Media & Services	19,982	0.2%
Internet & Direct Marketing Retail	27,257	0.2%
IT Services	228,720	1.8%
Leisure Products	69,612	0.5%
Life Sciences Tools & Services	165,349	1.3%
Machinery	399,477	3.1%
Marine	12,336	0.1%
Media	96,505	0.7%
Metals & Mining	127,191	1.0%
Multiline Retail	57,240	0.4%
Multi-Utilities	47,877	0.4%
Oil, Gas & Consumable Fuels	88,128	0.7%
Paper & Forest Products	23,026	0.2%
Personal Products	26,353	0.2%
Pharmaceuticals	55,467	0.4%
Professional Services	65,335	0.5%
Real Estate Management & Development	30,119	0.2%
Road & Rail	71,079	0.6%
Semiconductors & Semiconductor Equipment	367,884	2.8%
Software	336,779	2.6%
Specialty Retail	207,598	1.7%
Technology Hardware, Storage & Peripherals	19,198	0.2%
Textiles, Apparel & Luxury Goods	77,979	0.6%
Thrifts & Mortgage Finance	74,939	0.6%
Trading Companies & Distributors	69,025	0.5%
Water Utilities	41,804	0.3%
Wireless Telecommunication Services	7,317	0.1%
Other**	4,575,226	36.0%
Total	$12,721,919	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

318 :: ProFund VP UltraMid-Cap :: Financial Statements

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Total Investment Securities, at cost	$10,227,175
Securities, at value(a)	8,199,035
Repurchase agreements, at value	5,494,000
Total Investment Securities, at value	13,693,035
Cash	974
Dividends and interest receivable	7,775
Prepaid expenses	694
TOTAL ASSETS	13,702,478

LIABILITIES:
Payable for investments purchased	14,285
Payable for capital shares redeemed	865,823
Payable for collateral for securities loaned	52,342
Unrealized depreciation on swap agreements	21,055
Advisory fees payable	7,213
Management services fees payable	962
Administration fees payable	841
Administrative services fees payable	4,738
Distribution fees payable	3,301
Transfer agency fees payable	706
Fund accounting fees payable	597
Compliance services fees payable	57
Other accrued expenses	8,639
TOTAL LIABILITIES	980,559
NET ASSETS	$12,721,919
NET ASSETS CONSIST OF:
Capital	$10,660,666
Total distributable earnings (loss)	2,061,253
NET ASSETS	$12,721,919
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	252,320
Net Asset Value (offering and redemption price per share)	$50.42
(a) Includes securities on loan valued at:	$51,074

Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$107,850
Interest	14,931
Foreign tax withholding	(9)
Income from securities lending	339
TOTAL INVESTMENT INCOME	123,111

EXPENSES:
Advisory fees	77,107
Management services fees	10,281
Administration fees	9,376
Transfer agency fees	7,325
Administrative services fees	29,826
Distribution fees	25,702
Custody fees	1,506
Fund accounting fees	6,418
Trustee fees	227
Compliance services fees	99
Other fees	16,424
Total Gross Expenses before reductions	184,291
Expenses reduced and reimbursed by the Advisor	(11,570)
TOTAL NET EXPENSES	172,721
NET INVESTMENT INCOME (LOSS)	(49,610)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	889,076
Net realized gains (losses) on futures contracts	92,529
Net realized gains (losses) on swap agreements	(1,051,329)
Change in net unrealized appreciation/depreciation on investment securities	(1,154,072)
Change in net unrealized appreciation/depreciation on futures contracts	(7,060)
Change in net unrealized appreciation/depreciation on swap agreements	(25,044)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,255,900)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,305,510)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraMid-Cap :: 319

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(49,610)	$20,991
Net realized gains (losses) on investments	(69,724)	6,289,635
Change in net unrealized appreciation/depreciation on investments	(1,186,176)	1,197,705
Change in net assets resulting from operations	(1,305,510)	7,508,331

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(2,119,595)	—
Change in net assets resulting from distributions	(2,119,595)	—

CAPITAL TRANSACTIONS:
Proceeds from shares issued	81,827,082	292,907,167
Distributions reinvested	2,119,595	—
Value of shares redeemed	(82,675,100)	(300,215,784)
Change in net assets resulting from capital transactions	1,271,577	(7,308,617)
Change in net assets	(2,153,528)	199,714

NET ASSETS:
Beginning of period	14,875,447	14,675,733
End of period	$12,721,919	$14,875,447

SHARE TRANSACTIONS:
Issued	1,577,682	5,451,741
Reinvested	57,147	—
Redeemed	(1,624,356)	(5,562,515)
Change in shares	10,473	(110,774)

See accompanying notes to financial statements.

320  :: ProFund VP UltraMid-Cap :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$61.51	$41.62	$79.70	$68.60	$49.75

Investment Activities:
Net investment income (loss)(a)	(0.21)	0.06	(0.06)	(0.32)	(0.28)
Net realized and unrealized gains (losses) on investments	(0.36)	19.83	(13.41)	19.39	19.13
Total income (loss) from investment activities	(0.57)	19.89	(13.47)	19.07	18.85

Distributions to Shareholders From:
Net investment income	(0.12)	—	—	—	—
Net realized gains on investments	(10.40)	—	(24.61)	(7.97)	—
Total distributions	(10.52)	—	(24.61)	(7.97)	—

Net Asset Value, End of Period	$50.42	$61.51	$41.62	$79.70	$68.60

Total Return	5.22%	47.79%	(26.77)%	28.86%	37.91%

Ratios to Average Net Assets:
Gross expenses	1.79%	1.71%	1.68%	1.68%	1.68%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.48)%	0.11%	(0.10)%	(0.43)%	(0.50)%

Supplemental Data:
Net assets, end of period (000's)	$12,722	$14,875	$14,676	$25,815	$37,569
Portfolio turnover rate(b)	488%	603%	617%	594%	547%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP UltraNasdaq-100 :: 321

ProFund VP UltraNasdaq-100 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Nasdaq-100® Index (the "Index") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation, not for longer periods. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for longer periods will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund's stated multiple (2x) times the return of the Fund's Index for the same period. For periods longer than a single day, the Fund will lose money if the Index's performance is flat, and it is possible that the Fund will lose money even if the level of the index rises. For the year ended December 31, 2020, the Fund had a total return of 86.30%. For the same period, the Index had a total return of 48.88%1 and a volatility of 36.59%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice the daily return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on Nasdaq.

During the year ended December 31, 2020, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraNasdaq-100 from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP UltraNasdaq-100	86.30%	40.78%	35.06%
Nasdaq-100® Index	48.88%	24.27%	20.63%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraNasdaq-100	1.76%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	48%
Futures Contracts	3%
Swap Agreements	149%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	5.9%
Microsoft Corp.	4.4%
Amazon.com, Inc.	4.3%
Alphabet, Inc.	2.9%
Tesla, Inc.	2.2%

Nasdaq-100® Index – Composition

% of Index
Information Technology	49%
Consumer Discretionary	19%
Communication Services	18%
Health Care	6%
Consumer Staples	5%
Industrials	2%
Utilities	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund's performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

322 :: ProFund VP UltraNasdaq-100 :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (48.2%)

	Shares	Value
Activision Blizzard, Inc. (Entertainment)	6,370	$591,455
Adobe, Inc.* (Software)	3,954	1,977,474
Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	9,913	909,121
Alexion Pharmaceuticals, Inc.* (Biotechnology)	1,804	281,857
Align Technology, Inc.* (Health Care Equipment & Supplies)	650	347,347
Alphabet, Inc.*—Class A (Interactive Media & Services)	1,628	2,853,298
Alphabet, Inc.*—Class C (Interactive Media & Services)	1,787	3,130,610
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2,718	8,852,335
American Electric Power Co., Inc. (Electric Utilities)	4,091	340,657
Amgen, Inc. (Biotechnology)	4,798	1,103,157
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	3,045	449,838
ANSYS, Inc.* (Software)	708	257,570
Apple, Inc. (Technology Hardware, Storage & Peripherals)	92,079	12,217,963
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	7,526	649,494
ASML Holding N.V.NYS (Semiconductors & Semiconductor Equipment)	624	304,337
Atlassian Corp. PLC*—Class A (Software)	1,089	254,684
Autodesk, Inc.* (Software)	1,807	551,749
Automatic Data Processing, Inc. (IT Services)	3,534	622,691
Baidu, Inc.*ADR (Interactive Media & Services)	2,277	492,378
Biogen, Inc.* (Biotechnology)	1,268	310,482
Booking Holdings, Inc.* (Internet & Direct Marketing Retail)	338	752,816
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	3,334	1,459,792
Cadence Design Systems, Inc.* (Software)	2,299	313,653
CDW Corp. (Electronic Equipment, Instruments & Components)	1,179	155,380
Cerner Corp. (Health Care Technology)	2,527	198,319
Charter Communications, Inc.*—Class A (Media)	1,647	1,089,573
Check Point Software Technologies, Ltd.* (Software)	1,156	153,644
Cintas Corp. (Commercial Services & Supplies)	862	304,682
Cisco Systems, Inc. (Communications Equipment)	34,828	1,558,553
Cognizant Technology Solutions Corp.—Class A (IT Services)	4,407	361,154
Comcast Corp.—Class A (Media)	37,634	1,972,021
Copart, Inc.* (Commercial Services & Supplies)	1,946	247,629
Costco Wholesale Corp. (Food & Staples Retailing)	3,637	1,370,348
CSX Corp. (Road & Rail)	6,304	572,088
DexCom, Inc.* (Health Care Equipment & Supplies)	791	292,449
DocuSign, Inc.* (Software)	1,526	339,230
Dollar Tree, Inc.* (Multiline Retail)	1,939	209,490
eBay, Inc. (Internet & Direct Marketing Retail)	5,682	285,521
Electronic Arts, Inc. (Entertainment)	2,389	343,060
Exelon Corp. (Electric Utilities)	8,041	339,491
Facebook, Inc.*—Class A (Interactive Media & Services)	13,021	3,556,817
Fastenal Co. (Trading Companies & Distributors)	4,732	231,064
Fiserv, Inc.* (IT Services)	5,526	629,190
Fox Corp.—Class A (Media)	2,782	81,012
Fox Corp.—Class B (Media)	2,125	61,370
Gilead Sciences, Inc. (Biotechnology)	10,332	601,942
IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	703	351,409
Illumina, Inc.* (Life Sciences Tools & Services)	1,204	445,480
Incyte Corp.* (Biotechnology)	1,805	156,999
Intel Corp. (Semiconductors & Semiconductor Equipment)	33,777	1,682,770
Intuit, Inc. (Software)	2,166	822,755
Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	969	792,738
JD.com, Inc.*ADR (Internet & Direct Marketing Retail)	7,183	631,386
Keurig Dr Pepper, Inc. (Beverages)	11,599	371,168
KLA Corp. (Semiconductors & Semiconductor Equipment)	1,273	329,592
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	1,187	560,584
Lululemon Athletica, Inc.* (Textiles, Apparel & Luxury Goods)	1,030	358,471
Marriott International, Inc.—Class A (Hotels, Restaurants & Leisure)	2,673	352,622
Marvell Technology Group, Ltd. (Semiconductors & Semiconductor Equipment)	5,524	262,611
Match Group, Inc.* (Interactive Media & Services)	2,192	331,408
Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	2,203	195,296
Mercadolibre, Inc.* (Internet & Direct Marketing Retail)	410	686,840
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	2,146	296,384
Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	9,176	689,852
Microsoft Corp. (Software)	40,949	9,107,877
Moderna, Inc.* (Biotechnology)	3,262	340,781

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraNasdaq-100 :: 323

Common Stocks, continued

	Shares	Value
Mondelez International, Inc.—Class A (Food Products)	11,788	$689,244
Monster Beverage Corp.* (Beverages)	4,351	402,380
NetEase, Inc.ADR (Entertainment)	2,698	258,387
Netflix, Inc.* (Entertainment)	3,641	1,968,798
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	5,100	2,663,221
NXP Semiconductors N.V. (Semiconductors & Semiconductor Equipment)	2,306	366,677
Okta, Inc.* (IT Services)	989	251,463
O'Reilly Automotive, Inc.* (Specialty Retail)	597	270,184
PACCAR, Inc. (Machinery)	2,855	246,329
Paychex, Inc. (IT Services)	2,963	276,092
PayPal Holdings, Inc.* (IT Services)	9,658	2,261,904
Peloton Interactive, Inc.*—Class A (Leisure Products)	2,106	319,522
PepsiCo, Inc. (Beverages)	11,391	1,689,286
Pinduoduo, Inc.*ADR (Internet & Direct Marketing Retail)	2,459	436,891
Qualcomm, Inc. (Semiconductors & Semiconductor Equipment)	9,322	1,420,113
Regeneron Pharmaceuticals, Inc.* (Biotechnology)	864	417,407
Ross Stores, Inc. (Specialty Retail)	2,934	360,325
Seagen, Inc.* (Biotechnology)	1,486	260,258
Sirius XM Holdings, Inc. (Media)	35,026	223,116
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	1,369	209,293
Splunk, Inc.* (Software)	1,322	224,595
Starbucks Corp. (Hotels, Restaurants & Leisure)	9,674	1,034,925
Synopsys, Inc.* (Software)	1,251	324,309
Tesla, Inc.* (Automobiles)	6,354	4,483,827
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	7,566	1,241,808
The Kraft Heinz Co. (Food Products)	10,077	349,269
T-Mobile US, Inc.* (Wireless Telecommunication Services)	10,230	1,379,516
Trip.com Group, Ltd.*ADR (Internet & Direct Marketing Retail)	4,311	145,410
VeriSign, Inc.* (IT Services)	941	203,632
Verisk Analytics, Inc.—Class A (Professional Services)	1,340	278,171
Vertex Pharmaceuticals, Inc.* (Biotechnology)	2,143	506,477
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	7,137	284,624
Workday, Inc.*—Class A (Software)	1,484	355,581
Xcel Energy, Inc. (Electric Utilities)	4,331	288,748
Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	2,020	286,375
Zoom Video Communications, Inc.*—Class A (Software)	1,605	541,399
TOTAL COMMON STOCKS (Cost $33,302,333)		99,665,364

Repurchase Agreements(a)(b) (52.5%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $108,434,228	$108,434,000	$108,434,000
TOTAL REPURCHASE AGREEMENTS (Cost $108,434,000)		108,434,000
TOTAL INVESTMENT SECURITIES (Cost $141,736,333)—100.7%		208,099,364
Net other assets (liabilities)—(0.7)%		(1,519,286)
NET ASSETS—100.0%		$206,580,078

*	Non-income producing security.
(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2020, the aggregate amount held in a segregated account was $44,478,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.
ADR	American Depositary Receipt
NYS	New York Shares

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini Nasdaq 100 Futures Contracts	26	3/22/21	$6,700,460	$270,203

See accompanying notes to financial statements.

324 :: ProFund VP UltraNasdaq-100 :: Financial Statements

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Invesco QQQ Trust, Series 1 ETF	Goldman Sachs International	1/27/21	0.45%	$49,448,697	$165,217
Nasdaq-100 Index	Goldman Sachs International	1/27/21	0.65%	59,174,627	222,587
				$108,623,324	$387,804
Invesco QQQ Trust, Series 1 ETF	UBS AG	1/27/21	0.50%	$60,737,129	$202,681
Nasdaq-100 Index	UBS AG	1/27/21	0.90%	137,466,395	537,938
				$198,203,524	$740,619
				$306,826,848	$1,128,423

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP UltraNasdaq-100 invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Automobiles	$4,483,827	2.2%
Beverages	2,462,834	1.2%
Biotechnology	3,979,360	1.9%
Commercial Services & Supplies	552,311	0.3%
Communications Equipment	1,558,553	0.8%
Electric Utilities	968,896	0.5%
Electronic Equipment, Instruments & Components	155,380	0.1%
Entertainment	3,161,700	1.5%
Food & Staples Retailing	1,654,972	0.8%
Food Products	1,038,513	0.5%
Health Care Equipment & Supplies	1,783,943	0.9%
Health Care Technology	198,319	0.1%
Hotels, Restaurants & Leisure	1,387,547	0.7%
Interactive Media & Services	10,364,511	5.0%
Internet & Direct Marketing Retail	11,791,199	5.6%
IT Services	4,606,126	2.2%
Leisure Products	319,522	0.2%
Life Sciences Tools & Services	445,480	0.2%
Machinery	246,329	0.1%
Media	3,427,092	1.7%
Multiline Retail	209,490	0.1%
Professional Services	278,171	0.1%
Road & Rail	572,088	0.3%
Semiconductors & Semiconductor Equipment	13,977,158	6.7%
Software	15,224,520	7.3%
Specialty Retail	630,509	0.3%
Technology Hardware, Storage & Peripherals	12,217,963	5.9%
Textiles, Apparel & Luxury Goods	358,471	0.2%
Trading Companies & Distributors	231,064	0.1%
Wireless Telecommunication Services	1,379,516	0.7%
Other**	106,914,714	51.8%
Total	$206,580,078	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraNasdaq-100 :: 325

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Total Investment Securities, at cost	$141,736,333
Securities, at value	99,665,364
Repurchase agreements, at value	108,434,000
Total Investment Securities, at value	208,099,364
Cash	285
Segregated cash balances for futures contracts with brokers	457,600
Segregated cash balances for swap agreements with custodian	2,902
Dividends and interest receivable	24,457
Unrealized appreciation on swap agreements	1,128,423
Receivable for capital shares issued	792,665
Variation margin on futures contracts	22,880
Prepaid expenses	615
TOTAL ASSETS	210,529,191

LIABILITIES:
Payable for capital shares redeemed	3,514,989
Advisory fees payable	116,366
Management services fees payable	15,515
Administration fees payable	12,957
Administrative services fees payable	84,294
Distribution fees payable	85,533
Transfer agency fees payable	10,874
Fund accounting fees payable	7,401
Compliance services fees payable	934
Other accrued expenses	100,250
TOTAL LIABILITIES	3,949,113
NET ASSETS	$206,580,078
NET ASSETS CONSIST OF:
Capital	$85,057,240
Total distributable earnings (loss)	121,522,838
NET ASSETS	$206,580,078
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	2,224,468
Net Asset Value (offering and redemption price per share)	$92.87

Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$694,578
Interest	151,569
Foreign tax withholding	(469)
Income from securities lending	420
TOTAL INVESTMENT INCOME	846,098

EXPENSES:
Advisory fees	1,010,141
Management services fees	134,683
Administration fees	118,356
Transfer agency fees	96,964
Administrative services fees	360,360
Distribution fees	336,714
Custody fees	19,981
Fund accounting fees	66,942
Trustee fees	2,632
Compliance services fees	1,573
Other fees	197,811
Total Gross Expenses before reductions	2,346,157
Expenses reduced and reimbursed by the Advisor	(83,445)
TOTAL NET EXPENSES	2,262,712
NET INVESTMENT INCOME (LOSS)	(1,416,614)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	3,124,640
Net realized gains (losses) on futures contracts	366,407
Net realized gains (losses) on swap agreements	54,213,585
Change in net unrealized appreciation/depreciation on investment securities	18,653,681
Change in net unrealized appreciation/depreciation on futures contracts	(458,823)
Change in net unrealized appreciation/depreciation on swap agreements	1,634,014
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	77,533,504
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$76,116,890

See accompanying notes to financial statements.

326 :: ProFund VP UltraNasdaq-100 :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020		Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(1,416,614)		$(273,786)
Net realized gains (losses) on investments	57,704,632		42,415,963
Change in net unrealized appreciation/depreciation on investments	19,828,872		16,631,601
Change in net assets resulting from operations	76,116,890		58,773,778

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(33,497,262)		—
Change in net assets resulting from distributions	(33,497,262)		—

CAPITAL TRANSACTIONS:
Proceeds from shares issued	830,545,450		925,862,831
Distributions reinvested	33,497,262		—
Value of shares redeemed	(819,603,334)		(947,569,321)
Change in net assets resulting from capital transactions	44,439,378		(21,706,490)
Change in net assets	87,059,006		37,067,288

NET ASSETS:
Beginning of period	119,521,072		82,453,784
End of period	$206,580,078		$119,521,072

SHARE TRANSACTIONS:
Issued	12,101,786	(a)	19,236,712	(a)
Reinvested	376,649	(a)	—
Redeemed	(12,210,243	)(a)	(19,705,242	)(a)
Change in shares	268,192		(468,530)

(a)	As described in Note 8, share amounts have been adjusted for 2:1 share split that occurred on December 11, 2020.

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP UltraNasdaq-100 :: 327

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020(a)	Year Ended Dec. 31, 2019(a)	Year Ended Dec. 31, 2018(a)	Year Ended Dec. 31, 2017(a)	Year Ended Dec. 31, 2016(a)
Net Asset Value, Beginning of Period	$61.10	$34.00	$56.77	$34.50	$34.84

Investment Activities:
Net investment income (loss)(b)	(0.76)	(0.12)	(0.21)	(0.33)	(0.25)
Net realized and unrealized gains (losses) on investments	52.59	27.22	1.11 (b)	23.75	3.25
Total income (loss) from investment activities	51.83	27.10	0.90	23.42	3.00

Distributions to Shareholders From:
Net realized gains on investments	(20.06)	—	(23.67)	(1.15)	(3.34)

Net Asset Value, End of Period	$92.87	$61.10	$34.00	$56.77	$34.50

Total Return	86.30%	79.66%	(9.63)%	68.33%	8.62%

Ratios to Average Net Assets:
Gross expenses	1.74%	1.76%	1.74%	1.69%	1.71%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(1.05)%	(0.25)%	(0.40)%	(0.68)%	(0.75)%

Supplemental Data:
Net assets, end of period (000’s)	$206,580	$119,521	$82,454	$131,438	$93,226
Portfolio turnover rate(c)	55%	44%	29%	4%	33%

(a)	As described in Note 8, share amounts have been adjusted for 2:1 share split that occurred on December 14, 2020.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

328 :: ProFund VP UltraShort Dow 30 :: Management Discussion of Fund Performance

ProFund VP UltraShort Dow 30 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the Dow Jones Industrial Average® (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2020, the Fund had a total return of -45.44%. For the same period, the Index had a total return of 9.72%1 and a volatility of 37.05%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice the inverse of the daily return of the Index. The Index is a price-weighted index. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors, and accurately represents the sectors covered by the average. The Index is not limited to traditionally defined industrial stocks. Instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment, and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates that one component be replaced, the entire Index is reviewed.

During the year ended December 31, 2020, the Fund invested in swap agreements and futures contracts as a substitute for shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraShort Dow 30 from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP UltraShort Dow 30	-45.44%	-32.28%	-29.63%
Dow Jones Industrial Average®	9.72%	14.65%	12.97%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraShort Dow 30	1.48%	1.48%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(201)%
Total Exposure	(201)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP UltraShort Dow 30 primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Dow Jones Industrial Average® – Composition

% of Index
Information Technology	22%
Health Care	18%
Industrials	17%
Financials	14%
Consumer Discretionary	13%
Consumer Staples	8%
Communication Services	5%
Energy	2%
Materials	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP UltraShort Dow 30 :: 329

Schedule of Portfolio Investments :: December 31, 2020

Repurchase Agreements(a) (92.8%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $6,000	$6,000	$6,000
TOTAL REPURCHASE AGREEMENTS (Cost $6,000)		6,000
TOTAL INVESTMENT SECURITIES (Cost $6,000)—92.8%		6,000
Net other assets (liabilities)—7.2%		464
NET ASSETS—100.0%		$6,464

(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements – Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones Industrial Average	Goldman Sachs International	1/27/21	(0.30)%	$(12,737)	$(85)
Dow Jones Industrial Average	UBS AG	1/27/21	(0.30)%	(276)	(3)
				$(13,013)	$(88)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

330 :: ProFund VP UltraShort Dow 30 :: Financial Statements

Statement of Assets and Liabilities December 31, 2020
ASSETS:
Total Investment Securities, at cost	$6,000
Repurchase agreements, at value	6,000
Total Investment Securities, at value	6,000
Cash	599
TOTAL ASSETS	6,599

LIABILITIES:
Payable for capital shares redeemed	30
Unrealized depreciation on swap agreements	88
Advisory fees payable	4
Management services fees payable	1
Distribution fees payable	6
Other accrued expenses	6
TOTAL LIABILITIES	135
NET ASSETS	$6,464
NET ASSETS CONSIST OF:
Capital	$852,319
Total distributable earnings (loss)	(845,855)
NET ASSETS	$6,464
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	88
Net Asset Value (offering and redemption price per share)	$73.45

Statement of Operations For the Year Ended December 31, 2020
INVESTMENT INCOME:
Interest	$33

EXPENSES:
Advisory fees	137
Management services fees	19
Administration fees	15
Transfer agency fees	13
Administrative services fees	4
Distribution fees	46
Custody fees	7
Fund accounting fees	9
Trustee fees	—	(a)
Compliance services fees	—	(a)
Other fees	21
TOTAL NET EXPENSES	271
NET INVESTMENT INCOME (LOSS)	(238)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on swap agreements	111,234
Change in net unrealized appreciation/depreciation on swap agreements	(114)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	111,120
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$110,882

(a)	Amount is less than $0.50.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraShort Dow 30 :: 331

Statements of Changes in Net Assets
	Year Ended December 31, 2020		Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(238)		$185
Net realized gains (losses) on investments	111,234		(10,669)
Change in net unrealized appreciation/depreciation on investments	(114)		104
Change in net assets resulting from operations	110,882		(10,380)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(185)		(323)
Change in net assets resulting from distributions	(185)		(323)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	4,315,564		2,202,171
Distributions reinvested	185		323
Value of shares redeemed	(4,423,377)		(2,194,081)
Change in net assets resulting from capital transactions	(107,628)		8,413
Change in net assets	3,069		(2,290)

NET ASSETS:
Beginning of period	3,395		5,685
End of period	$6,464		$3,395

SHARE TRANSACTIONS:
Issued	39,938	(a)	11,147	(a)(b)
Reinvested	2	(a)	2	(a)(b)
Redeemed	(39,875	)(a)	(11,148	)(a)(b)
Change in shares	65		1

(a)	As described in Note 8, share amounts have been adjusted for 1:5 reverse share split that occurred on December 14, 2020.
(b)	As described in Note 8, share amounts have been adjusted for 1:8 reverse share split that occurred on November 18, 2019.

See accompanying notes to financial statements.

332 :: ProFund VP UltraShort Dow 30 :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020(a)		Year Ended Dec. 31, 2019(a)(b)	Year Ended Dec. 31, 2018(a)(b)	Year Ended Dec. 31, 2017(a)(b)	Year Ended Dec. 31, 2016(a)(b)
Net Asset Value, Beginning of Period	$147.61		$256.37	$250.06	$415.83	$609.78

Investment Activities:
Net investment income (loss)(c)	(1.40)		1.60	1.34	(3.45)	(7.60)
Net realized and unrealized gains (losses) on investments	(64.52	)(d)	(95.56)	4.97	(162.32)	(186.35)
Total income (loss) from investment activities	(65.92)		(93.96)	6.31	(165.77)	(193.95)

Distributions to Shareholders From:
Net investment income	(8.24)		(6.30)	—	—	—
Net realized gains on investments	—		(8.50)	—	—	—
Total distributions	(8.24)		(14.80)	—	—	—

Net Asset Value, End of Period	$73.45		$147.61	$256.37	$250.06	$415.83

Total Return	(45.44)%		(37.95)%	2.56%	(39.90)%	(31.76)%

Ratios to Average Net Assets:
Gross expenses	1.46%		1.48%	1.61%	1.68%	1.68%
Net expenses	1.46%		1.45%	1.26%	1.68%	1.68%
Net investment income (loss)	(1.28)%		0.83%	0.59%	(0.99)%	(1.43)%

Supplemental Data:
Net assets, end of period (000’s)	$6		$3	$6	$8	$18
Portfolio turnover rate(e)	—		—	—	—	—

(a)	As described in Note 8, share amounts have been adjusted for 1:5 reverse share split that occurred on December 14, 2020.
(b)	As described in Note 8, share amounts have been adjusted for 1:8 reverse share split that occurred on November 18, 2019.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP UltraShort Nasdaq-100 :: 333

ProFund VP UltraShort Nasdaq-100 (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the return of the Nasdaq-100® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund’s stated multiple (-2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index falls. For the year ended December 31, 2020, the Fund had a total return of -71.46%. For the same period, the Index had a total return of 48.88%1 and a volatility of 36.59%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice the inverse of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice the inverse of the daily return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on Nasdaq.

During the year ended December 31, 2020, the Fund invested in swap agreements and futures contracts as a substitute for shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraShort Nasdaq-100 from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP UltraShort Nasdaq-100	-71.46%	-44.04%	-39.35%
Nasdaq-100® Index	48.88%	24.27%	20.63%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraShort Nasdaq-100	1.68%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(201)%
Total Exposure	(201)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP UltraShort Nasdaq-100 primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Nasdaq-100® Index – Composition

% of Index
Information Technology	49%
Consumer Discretionary	19%
Communication Services	18%
Health Care	6%
Consumer Staples	5%
Industrials	2%
Utilities	1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

334 :: ProFund VP UltraShort Nasdaq-100 :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2020

Repurchase Agreements(a)(b) (86.5%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $205,000	$205,000	$205,000
TOTAL REPURCHASE AGREEMENTS (Cost $205,000)		205,000
TOTAL INVESTMENT SECURITIES (Cost $205,000)—86.5%		205,000
Net other assets (liabilities)—13.5%		31,871
NET ASSETS—100.0%		$236,871

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2020, the aggregate amount held in a segregated account was $84,000.
(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements – Short

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Nasdaq-100 Index	Goldman Sachs International	1/27/21	(0.40)%	$(153,928)	$(628)
Nasdaq-100 Index	UBS AG	1/27/21	(0.25)%	(321,419)	(953)
				$(475,347)	$(1,581)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraShort Nasdaq-100 :: 335

Statement of Assets and Liabilities December 31, 2020
ASSETS:
Total Investment Securities, at cost	$205,000
Repurchase agreements, at value	205,000
Total Investment Securities, at value	205,000
Cash	416
Receivable for capital shares issued	38,720
Prepaid expenses	23
TOTAL ASSETS	244,159

LIABILITIES:
Payable for capital shares redeemed	24
Unrealized depreciation on swap agreements	1,581
Advisory fees payable	2,293
Management services fees payable	306
Administration fees payable	131
Administrative services fees payable	590
Distribution fees payable	749
Transfer agency fees payable	110
Fund accounting fees payable	74
Compliance services fees payable	12
Other accrued expenses	1,418
TOTAL LIABILITIES	7,288
NET ASSETS	$236,871
NET ASSETS CONSIST OF:
Capital	$2,839,208
Total distributable earnings (loss)	(2,602,337)
NET ASSETS	$236,871
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	11,054
Net Asset Value (offering and redemption price per share)	$21.43

Statement of Operations For the Year Ended December 31, 2020
INVESTMENT INCOME:
Interest	$3,623

EXPENSES:
Advisory fees	14,011
Management services fees	1,868
Administration fees	1,735
Transfer agency fees	1,445
Administrative services fees	3,674
Distribution fees	4,670
Custody fees	1,391
Fund accounting fees	997
Trustee fees	32
Compliance services fees	28
Other fees	3,422
Total Gross Expenses before reductions	33,273
Expenses reduced and reimbursed by the Advisor	(1,889)
TOTAL NET EXPENSES	31,384
NET INVESTMENT INCOME (LOSS)	(27,761)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on futures contracts	2,859
Net realized gains (losses) on swap agreements	3,205,481
Change in net unrealized appreciation/depreciation on swap agreements	(10,802)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,197,538
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,169,777

See accompanying notes to financial statements.

336 :: ProFund VP UltraShort Nasdaq-100 :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020		Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(27,761)		$6,414
Net realized gains (losses) on investments	3,208,340		273,198
Change in net unrealized appreciation/depreciation on investments	(10,802)		17,706
Change in net assets resulting from operations	3,169,777		297,318

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(6,414)		(2,753)
Change in net assets resulting from distributions	(6,414)		(2,753)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	271,425,451		121,272,277
Distributions reinvested	6,414		2,753
Value of shares redeemed	(275,384,534)		(121,209,822)
Change in net assets resulting from capital transactions	(3,952,669)		65,208
Change in net assets	(789,306)		359,773

NET ASSETS:
Beginning of period	1,026,177		666,404
End of period	$236,871		$1,026,177

SHARE TRANSACTIONS:
Issued	6,970,122	(a)	1,143,578	(a)
Reinvested	256	(a)	27	(a)
Redeemed	(6,972,814	)(a)	(1,134,414	)(a)
Change in shares	(2,436)		9,191

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on December 14, 2020.

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP UltraShort Nasdaq-100 :: 337

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020(a)		Year Ended Dec. 31, 2019(a)		Year Ended Dec. 31, 2018(a)	Year Ended Dec. 31, 2017(a)(b)	Year Ended Dec. 31, 2016(a)(b)
Net Asset Value, Beginning of Period	$76.07		$155.01		$175.32	$318.37	$398.74

Investment Activities:
Net investment income (loss)(c)	(0.59)		0.52		0.52	(1.96)	(5.42)
Net realized and unrealized gains (losses) on investments	(53.72	)(d)	(78.58	)(d)	(20.83)	(141.09)	(74.95)
Total income (loss) from investment activities	(54.31)		(78.06)		(20.31)	(143.05)	(80.37)

Distributions to Shareholders From:
Net investment income	(0.33)		(0.88)		—	—	—

Net Asset Value, End of Period	$21.43		$76.07		$155.01	$175.32	$318.37

Total Return	(71.46)%		(50.50)%		(11.59)%	(44.94)%	(20.21)%

Ratios to Average Net Assets:
Gross expenses	1.78%		1.68%		1.66%	1.68%	1.68%
Net expenses	1.68%		1.67%		1.66%	1.68%	1.68%
Net investment income (loss)	(1.49)%		0.50%		0.40%	(0.88)%	(1.42)%

Supplemental Data:
Net assets, end of period (000’s)	$237		$1,026		$666	$324	$909
Portfolio turnover rate(e)	—		—		—	—	—

(a)	As described in Note 8, share amounts have been adjusted for 1:4 reverse share split that occurred on December 14, 2020.
(b)	As described in Note 8, share amounts have been adjusted for 1:8 reverse share split that occurred on December 11, 2017.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

See accompanying notes to financial statements.

338 :: ProFund VP UltraSmall-Cap :: Management Discussion of Fund Performance

ProFund VP UltraSmall-Cap (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of the Russell 2000® Index (the “Index”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction from the Fund’s stated multiple (2x) times the return of the Fund’s Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the index rises. For the year ended December 31, 2020, the Fund had a total return of 16.39%. For the same period, the Index had a total return of 19.96%1 and a volatility of 43.13%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2,000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended December 31, 2020, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP UltraSmall-Cap from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP UltraSmall-Cap	16.39%	16.96%	14.69%
Russell 2000® Index	19.96%	13.26%	11.20%

Expense Ratios**

Fund	Gross	Net
ProFund VP UltraSmall-Cap	1.76%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	40%
Futures Contracts	4%
Swap Agreements	157%
Total Exposure	201%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management or collateral for securities loaned.

Largest Equity Holdings

Company	% of Net Assets
Penn National Gaming, Inc.	0.2%
Caesars Entertainment, Inc.	0.2%
Plug Power, Inc.	0.2%
Sunrun, Inc.	0.2%
Mirati Therapeutics, Inc.	0.2%

Russell 2000® Index – Composition

% of Index
Health Care	22%
Industrials	16%
Financials	15%
Information Technology	14%
Consumer Discretionary	13%
Real Estate	6%
Materials	4%
Consumer Staples	3%
Utilities	3%
Communication Services	2%
Energy	2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.
[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP UltraSmall-Cap :: 339

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (39.7%)

	Shares	Value
1-800-Flowers.com, Inc.*—Class A (Internet & Direct Marketing Retail)	85	$2,210
1Life Healthcare, Inc.* (Health Care Providers & Services)	266	11,611
1st Constitution Bancorp (Banks)	31	492
1st Source Corp. (Banks)	55	2,217
3D Systems Corp.* (Technology Hardware, Storage & Peripherals)	409	4,286
89bio, Inc.* (Biotechnology)	28	682
8x8, Inc.* (Software)	357	12,306
A10 Networks, Inc.* (Software)	203	2,002
AAON, Inc. (Building Products)	139	9,262
AAR Corp. (Aerospace & Defense)	113	4,093
Aaron’s Co., Inc. (The)* (Specialty Retail)	114	2,161
Abeona Therapeutics, Inc.* (Biotechnology)	204	320
Abercrombie & Fitch Co.—Class A (Specialty Retail)	211	4,296
ABM Industries, Inc. (Commercial Services & Supplies)	227	8,590
Acacia Communications, Inc.* (Communications Equipment)	131	9,558
Acacia Research Corp.* (Professional Services)	161	634
Academy Sports & Outdoors, Inc.* (Leisure Products)	60	1,244
Acadia Realty Trust (Equity Real Estate Investment Trusts)	287	4,073
Accel Entertainment, Inc.* (Hotels, Restaurants & Leisure)	170	1,717
Accelerate Diagnostics, Inc.* (Life Sciences Tools & Services)	106	803
ACCO Brands Corp. (Commercial Services & Supplies)	312	2,636
Accolade, Inc.*(a) (Health Care Technology)	44	1,914
Accuray, Inc.* (Health Care Equipment & Supplies)	303	1,264
AcelRx Pharmaceuticals, Inc.* (Pharmaceuticals)	271	336
ACI Worldwide, Inc.* (Software)	387	14,872
ACNB Corp. (Banks)	29	725
Acushnet Holdings Corp. (Leisure Products)	116	4,703
Acutus Medical, Inc.* (Health Care Equipment & Supplies)	34	980
Adams Resources & Energy, Inc. (Oil, Gas & Consumable Fuels)	7	169
AdaptHealth Corp.* (Health Care Providers & Services)	85	3,193
Addus Homecare Corp.* (Health Care Providers & Services)	50	5,855
Adient PLC* (Auto Components)	297	10,327
ADMA Biologics, Inc.* (Biotechnology)	223	435
Adtalem Global Education, Inc.* (Diversified Consumer Services)	176	5,975
ADTRAN, Inc. (Communications Equipment)	162	2,393
Advanced Drainage Systems, Inc. (Building Products)	191	15,964
Advanced Emissions Solutions, Inc. (Chemicals)	54	297
Advanced Energy Industries, Inc.* (Semiconductors & Semiconductor Equipment)	128	12,412
AdvanSix, Inc.* (Chemicals)	93	1,859
Adverum Biotechnologies, Inc.* (Biotechnology)	301	3,263
Aegion Corp.* (Construction & Engineering)	103	1,956
Aeglea BioTherapeutics, Inc.* (Biotechnology)	153	1,204
Aerie Pharmaceuticals, Inc.* (Pharmaceuticals)	124	1,675
Aerojet Rocketdyne Holdings, Inc.* (Aerospace & Defense)	244	12,896
AeroVironment, Inc.* (Aerospace & Defense)	73	6,344
Affimed NV* (Biotechnology)	288	1,676
Agenus, Inc.* (Biotechnology)	532	1,692
Agile Therapeutics, Inc.* (Pharmaceuticals)	230	660
Agilysys, Inc.* (Software)	64	2,456
Agree Realty Corp. (Equity Real Estate Investment Trusts)	185	12,317
AgroFresh Solutions, Inc.* (Chemicals)	104	236
Air Transport Services Group, Inc.* (Air Freight & Logistics)	199	6,237
Akebia Therapeutics, Inc.* (Biotechnology)	484	1,355
Akerna Corp.* (Professional Services)	59	191
Akero Therapeutics, Inc.* (Biotechnology)	46	1,187
Akouos, Inc.* (Biotechnology)	49	972
Akoustis Technologies, Inc.* (Electronic Equipment, Instruments & Components)	111	1,358
Alamo Group, Inc. (Machinery)	33	4,552
Alarm.com Holdings, Inc.* (Software)	161	16,655
Alaska Communications Systems Group, Inc. (Diversified Telecommunication Services)	175	646
Albany International Corp.—Class A (Machinery)	104	7,636
Albireo Pharma, Inc.* (Biotechnology)	57	2,138
Alcoa Corp.* (Metals & Mining)	634	14,614
Alector, Inc.* (Biotechnology)	157	2,375
Alerus Financial Corp. (Diversified Financial Services)	50	1,369
Alexander & Baldwin, Inc. (Equity Real Estate Investment Trusts)	245	4,209
Alexander’s, Inc. (Equity Real Estate Investment Trusts)	7	1,941
Alico, Inc. (Food Products)	18	558
Aligos Therapeutics, Inc.* (Biotechnology)	34	940
Allakos, Inc.* (Biotechnology)	89	12,460
Allegheny Technologies, Inc.* (Metals & Mining)	429	7,194
Allegiance Bancshares, Inc. (Banks)	64	2,184
Allegiant Travel Co. (Airlines)	44	8,327
ALLETE, Inc. (Electric Utilities)	176	10,901
Allied Motion Technologies, Inc. (Electrical Equipment)	25	1,278
Allogene Therapeutics, Inc.* (Biotechnology)	182	4,594
Allovir, Inc.* (Biotechnology)	61	2,345
Allscripts Healthcare Solutions, Inc.* (Health Care Technology)	531	7,668
Alpha & Omega Semiconductor, Ltd.* (Semiconductors & Semiconductor Equipment)	71	1,678

See accompanying notes to financial statements.

340  :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Alpha Pro Tech, Ltd.* (Building Products)	41	$457
Alphatec Holdings, Inc.* (Health Care Equipment & Supplies)	186	2,701
Alpine Income Property Trust, Inc. (Equity Real Estate Investment Trusts)	23	345
Alta Equipment Group, Inc.* (Trading Companies & Distributors)	59	583
Altabancorp (Banks)	54	1,508
Altair Engineering, Inc.*—Class A (Software)	147	8,552
Altisource Portfolio Solutions S.A.* (Real Estate Management & Development)	15	193
Altra Industrial Motion Corp. (Machinery)	218	12,084
ALX Oncology Holdings, Inc.* (Biotechnology)	33	2,845
Amalgamated Bank—Class A (Banks)	45	618
A-Mark Precious Metals, Inc. (Diversified Financial Services)	17	436
Ambac Financial Group, Inc.* (Insurance)	153	2,353
Ambarella, Inc.* (Semiconductors & Semiconductor Equipment)	112	10,284
AMC Entertainment Holdings, Inc.—Class A (Entertainment)	261	553
AMC Networks, Inc.*(a)—Class A (Media)	96	3,434
Amerant Bancorp, Inc.* (Banks)	77	1,170
Ameresco, Inc.*—Class A (Construction & Engineering)	83	4,336
American Assets Trust, Inc. (Equity Real Estate Investment Trusts)	170	4,910
American Axle & Manufacturing Holdings, Inc.* (Auto Components)	380	3,169
American Eagle Outfitters, Inc. (Specialty Retail)	510	10,236
American Equity Investment Life Holding Co. (Insurance)	307	8,492
American Finance Trust, Inc. (Equity Real Estate Investment Trusts)	369	2,742
American National Bankshares, Inc. (Banks)	36	944
American Outdoor Brands, Inc.* (Leisure Products)	47	800
American Public Education, Inc.* (Diversified Consumer Services)	49	1,494
American Realty Investors, Inc.* (Real Estate Management & Development)	4	44
American Renal Associates Holdings, Inc.* (Health Care Providers & Services)	49	561
American Software, Inc.—Class A (Software)	101	1,734
American States Water Co. (Water Utilities)	125	9,940
American Superconductor Corp.* (Electrical Equipment)	91	2,131
American Vanguard Corp. (Chemicals)	98	1,521
American Woodmark Corp.* (Building Products)	57	5,349
America’s Car-Mart, Inc.* (Specialty Retail)	21	2,307
Ameris Bancorp (Banks)	224	8,528
AMERISAFE, Inc. (Insurance)	65	3,733
Ames National Corp. (Banks)	30	721
Amicus Therapeutics, Inc.* (Biotechnology)	870	20,088
Amkor Technology, Inc. (Semiconductors & Semiconductor Equipment)	338	5,097
AMN Healthcare Services, Inc.* (Health Care Providers & Services)	158	10,784
Amneal Pharmaceuticals, Inc.* (Pharmaceuticals)	335	1,531
Amphastar Pharmaceuticals, Inc.* (Pharmaceuticals)	123	2,474
Amyris, Inc.* (Oil, Gas & Consumable Fuels)	361	2,229
AnaptysBio, Inc.* (Biotechnology)	72	1,548
Anavex Life Sciences Corp.* (Biotechnology)	178	961
AngioDynamics, Inc.* (Health Care Equipment & Supplies)	124	1,901
ANI Pharmaceuticals, Inc.* (Pharmaceuticals)	32	929
Anika Therapeutics, Inc.* (Health Care Equipment & Supplies)	47	2,127
Annexon, Inc.* (Biotechnology)	53	1,327
Antares Pharma, Inc.* (Health Care Equipment & Supplies)	556	2,218
Anterix, Inc.* (Diversified Telecommunication Services)	37	1,391
Antero Resources Corp.* (Oil, Gas & Consumable Fuels)	821	4,474
Anworth Mortgage Asset Corp. (Mortgage Real Estate Investment Trusts)	332	900
Apellis Pharmaceuticals, Inc.* (Biotechnology)	203	11,612
API Group Corp.* (Construction & Engineering)	474	8,603
Apogee Enterprises, Inc. (Building Products)	87	2,756
Apollo Commercial Real Estate Finance, Inc. (Mortgage Real Estate Investment Trusts)	477	5,328
Apollo Medical Holdings, Inc.* (Health Care Providers & Services)	68	1,242
Appfolio, Inc.* (Software)	55	9,902
Appian Corp.* (Software)	120	19,450
Applied Genetic Technologies Corp.* (Biotechnology)	88	360
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)	131	10,217
Applied Molecular Transport, Inc.* (Biotechnology)	42	1,292
Applied Optoelectronics, Inc.* (Communications Equipment)	73	621
Applied Therapeutics, Inc.* (Biotechnology)	46	1,012
Aprea Therapeutics, Inc.* (Biotechnology)	24	118
Aptinyx, Inc.* (Biotechnology)	115	398
Apyx Medical Corp.* (Health Care Equipment & Supplies)	113	814
Aquestive Therapeutics, Inc.* (Pharmaceuticals)	67	358
Aravive, Inc.* (Biotechnology)	41	231
Arbor Realty Trust, Inc. (Mortgage Real Estate Investment Trusts)	390	5,530
ArcBest Corp. (Road & Rail)	85	3,627
Arch Resources, Inc. (Oil, Gas & Consumable Fuels)	51	2,232
Archrock, Inc. (Energy Equipment & Services)	439	3,802
Arconic Corp.* (Metals & Mining)	337	10,043
Arcosa, Inc. (Construction & Engineering)	164	9,009
Arcturus Therapeutics Holdings, Inc.* (Biotechnology)	74	3,210
Arcus Biosciences, Inc.* (Biotechnology)	143	3,712
Arcutis Biotherapeutics, Inc.* (Biotechnology)	70	1,969
Ardelyx, Inc.* (Biotechnology)	250	1,618
Ardmore Shipping Corp. (Oil, Gas & Consumable Fuels)	113	370
Arena Pharmaceuticals, Inc.* (Biotechnology)	197	15,136
Ares Commercial Real Estate Corp. (Mortgage Real Estate Investment Trusts)	104	1,239

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 341

Common Stocks, continued

	Shares	Value
Argan, Inc. (Construction & Engineering)	50	$2,225
Argo Group International Holdings, Ltd. (Insurance)	110	4,807
Arlington Asset Investment Corp.*—Class A (Capital Markets)	112	423
Arlo Technologies, Inc.* (Electronic Equipment, Instruments & Components)	268	2,088
Armada Hoffler Properties, Inc. (Equity Real Estate Investment Trusts)	195	2,188
ARMOUR Residential REIT, Inc. (Mortgage Real Estate Investment Trusts)	216	2,331
Arrow Financial Corp. (Banks)	45	1,346
Arrowhead Pharmaceuticals, Inc.* (Biotechnology)	339	26,010
Artesian Resources Corp.—Class A (Water Utilities)	27	1,001
Artisan Partners Asset Management, Inc. (Capital Markets)	186	9,363
Arvinas, Inc.* (Pharmaceuticals)	117	9,937
Asbury Automotive Group, Inc.* (Specialty Retail)	65	9,473
ASGN, Inc.* (Professional Services)	172	14,367
Aspen Aerogels, Inc.* (Energy Equipment & Services)	70	1,168
Aspen Group, Inc.* (Diversified Consumer Services)	75	835
Aspira Women’s Health, Inc.* (Health Care Equipment & Supplies)	268	1,798
Assembly Biosciences, Inc.* (Pharmaceuticals)	104	629
Assetmark Financial Holdings, Inc.* (Capital Markets)	55	1,331
Associated Capital Group, Inc.—Class A (Capital Markets)	6	211
Astec Industries, Inc. (Machinery)	76	4,399
Astronics Corp.* (Aerospace & Defense)	80	1,058
Asure Software, Inc.* (Software)	46	327
At Home Group, Inc.* (Specialty Retail)	182	2,814
Atara Biotherapeutics, Inc.* (Biotechnology)	256	5,025
Atea Pharmaceuticals, Inc.* (Biotechnology)	49	2,047
Athenex, Inc.* (Biotechnology)	240	2,654
Athersys, Inc.* (Biotechnology)	587	1,027
Athira Pharma, Inc.* (Pharmaceuticals)	43	1,473
Atkore International Group, Inc.* (Electrical Equipment)	160	6,578
Atlantic Capital Bancshares, Inc.* (Banks)	68	1,083
Atlantic Power Corp.* (Independent Power and Renewable Electricity Producers)	294	617
Atlantic Union Bankshares (Banks)	264	8,696
Atlanticus Holdings Corp.* (Consumer Finance)	17	419
Atlas Air Worldwide Holdings, Inc.* (Air Freight & Logistics)	87	4,745
ATN International, Inc. (Diversified Telecommunication Services)	38	1,587
Atomera, Inc.* (Semiconductors & Semiconductor Equipment)	59	949
Atreca, Inc.*—Class A (Biotechnology)	97	1,567
AtriCure, Inc.* (Health Care Equipment & Supplies)	148	8,239
Atrion Corp. (Health Care Equipment & Supplies)	5	3,211
Auburn National BanCorp, Inc. (Banks)	8	334
Avalon GloboCare Corp.* (Health Care Providers & Services)	68	76
Avanos Medical, Inc.*—Class I (Health Care Equipment & Supplies)	161	7,387
Avaya Holdings Corp.*—Class C (Software)	280	5,362
Avenue Therapeutics, Inc.* (Pharmaceuticals)	23	137
AVEO Pharmaceuticals, Inc.* (Biotechnology)	74	427
Avid Bioservices, Inc.* (Biotechnology)	191	2,204
Avid Technology, Inc.* (Technology Hardware, Storage & Peripherals)	107	1,698
Avidity Biosciences, Inc.* (Biotechnology)	57	1,455
Avient Corp. (Chemicals)	309	12,446
Avis Budget Group, Inc.* (Road & Rail)	178	6,639
Avista Corp. (Multi-Utilities)	233	9,353
Avrobio, Inc.* (Biotechnology)	106	1,478
Axcelis Technologies, Inc.* (Semiconductors & Semiconductor Equipment)	113	3,291
Axcella Health, Inc.* (Biotechnology)	52	270
AxoGen, Inc.* (Health Care Equipment & Supplies)	123	2,202
Axonics Modulation Technologies, Inc.* (Health Care Equipment & Supplies)	102	5,092
Axos Financial, Inc.*—Class I (Thrifts & Mortgage Finance)	194	7,281
Axsome Therapeutics, Inc.* (Pharmaceuticals)	94	7,658
AXT, Inc.* (Semiconductors & Semiconductor Equipment)	134	1,282
Aytu BioScience, Inc.* (Pharmaceuticals)	9	54
Aziyo Biologics, Inc.*—Class A (Biotechnology)	8	109
AZZ, Inc. (Electrical Equipment)	88	4,175
B Riley Financial, Inc. (Capital Markets)	64	2,830
B&G Foods, Inc.(a)—Class A (Food Products)	216	5,990
Badger Meter, Inc. (Electronic Equipment, Instruments & Components)	99	9,312
Balchem Corp. (Chemicals)	109	12,558
Bally’s Corp. (Hotels, Restaurants & Leisure)	61	3,064
Banc of California, Inc. (Banks)	151	2,221
BancFirst Corp. (Banks)	63	3,698
Banco Latinoamericano de Comercio Exterior S.A.—Class E (Diversified Financial Services)	105	1,662
BancorpSouth Bank (Banks)	335	9,192
Bandwidth, Inc.* (Diversified Telecommunication Services)	65	9,989
Bank First Corp. (Banks)	21	1,361
Bank of Commerce Holdings (Banks)	54	535
Bank of Marin Bancorp (Banks)	45	1,545
Bank7 Corp. (Thrifts & Mortgage Finance)	10	142
BankFinancial Corp. (Thrifts & Mortgage Finance)	45	395
BankUnited, Inc. (Banks)	310	10,782
Bankwell Financial Group, Inc. (Banks)	22	430
Banner Corp. (Banks)	118	5,498
Bar Harbor Bankshares (Banks)	50	1,130
Barnes Group, Inc. (Machinery)	159	8,060
Barrett Business Services, Inc. (Professional Services)	26	1,773
BayCom Corp.* (Banks)	38	576
BCB Bancorp, Inc. (Banks)	49	542
Beacon Roofing Supply, Inc.* (Trading Companies & Distributors)	185	7,435

See accompanying notes to financial statements.

342  :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Beam Therapeutics, Inc.* (Biotechnology)	135	$11,021
Beazer Homes USA, Inc.* (Household Durables)	96	1,454
Bed Bath & Beyond, Inc. (Specialty Retail)	429	7,619
Bel Fuse, Inc.—Class B (Electronic Equipment, Instruments & Components)	34	511
Belden, Inc. (Electronic Equipment, Instruments & Components)	149	6,243
Bellerophon Therapeutics, Inc.* (Health Care Equipment & Supplies)	15	100
BellRing Brands, Inc.*—Class A (Personal Products)	135	3,282
Benchmark Electronics, Inc. (Electronic Equipment, Instruments & Components)	123	3,322
Benefitfocus, Inc.* (Software)	98	1,419
Berkshire Hills Bancorp, Inc. (Banks)	153	2,619
Berry Corp. (Oil, Gas & Consumable Fuels)	229	843
Beyond Air, Inc.* (Health Care Equipment & Supplies)	48	253
Beyondspring, Inc.* (Biotechnology)	50	610
BG Staffing, Inc. (Professional Services)	33	445
BGC Partners, Inc.—Class A (Capital Markets)	1,048	4,192
Big Lots, Inc. (Multiline Retail)	133	5,710
Biglari Holdings, Inc.*—Class B (Hotels, Restaurants & Leisure)	3	334
BioCryst Pharmaceuticals, Inc.* (Biotechnology)	597	4,448
BioDelivery Sciences International, Inc.* (Pharmaceuticals)	303	1,273
Biodesix, Inc.* (Health Care Providers & Services)	10	202
Biohaven Pharmaceutical Holding Co., Ltd.* (Biotechnology)	163	13,971
Biolife Solutions, Inc.* (Health Care Equipment & Supplies)	48	1,915
BioSig Technologies, Inc.* (Health Care Equipment & Supplies)	83	324
BioTelemetry, Inc.* (Health Care Providers & Services)	114	8,217
Bioxcel Therapeutics, Inc.* (Biotechnology)	43	1,987
BJ's Restaurants, Inc. (Hotels, Restaurants & Leisure)	75	2,887
BJ's Wholesale Club Holdings, Inc.* (Food & Staples Retailing)	463	17,261
Black Diamond Therapeutics, Inc.* (Biotechnology)	61	1,955
Black Hills Corp. (Multi-Utilities)	213	13,088
Blackbaud, Inc. (Software)	167	9,613
Blackline, Inc.* (Software)	172	22,940
Blackstone Mortgage Trust, Inc.—Class A (Mortgage Real Estate Investment Trusts)	466	12,828
Bloom Energy Corp.* (Electrical Equipment)	300	8,598
Bloomin' Brands, Inc. (Hotels, Restaurants & Leisure)	296	5,748
Blucora, Inc.* (Capital Markets)	163	2,593
Blue Bird Corp.* (Machinery)	52	950
Bluegreen Vacations Corp. (Hotels, Restaurants & Leisure)	17	135
Bluegreen Vacations Holding Corp.* (Hotels, Restaurants & Leisure)	42	568
Blueprint Medicines Corp.* (Biotechnology)	187	20,971
Bluerock Residential Growth REIT, Inc. (Equity Real Estate Investment Trusts)	81	1,026
Bogota Financial Corp.* (Thrifts & Mortgage Finance)	20	178
Boingo Wireless, Inc.* (Wireless Telecommunication Services)	148	1,883
Boise Cascade Co. (Paper & Forest Products)	132	6,310
Bonanza Creek Energy, Inc.* (Oil, Gas & Consumable Fuels)	64	1,237
Boot Barn Holdings, Inc.* (Specialty Retail)	97	4,206
Boston Omaha Corp.*—Class A (Media)	44	1,217
Boston Private Financial Holdings, Inc. (Banks)	277	2,341
Bottomline Technologies, Inc.* (Software)	150	7,911
Box, Inc.*—Class A (Software)	479	8,646
Boyd Gaming Corp.* (Hotels, Restaurants & Leisure)	275	11,803
Brady Corp.—Class A (Commercial Services & Supplies)	159	8,398
BrainStorm Cell Therapeutics, Inc.* (Biotechnology)	91	412
Bridge Bancorp, Inc. (Banks)	56	1,354
Bridgebio Pharma, Inc.* (Biotechnology)	246	17,493
Bridgewater Bancshares, Inc.* (Thrifts & Mortgage Finance)	73	912
Bridgford Foods Corp.* (Food Products)	6	109
Brigham Minerals, Inc. (Oil, Gas & Consumable Fuels)	143	1,572
Brightcove, Inc.* (IT Services)	133	2,447
Brightsphere Investment Group, Inc. (Capital Markets)	208	4,010
BrightView Holdings, Inc.* (Commercial Services & Supplies)	138	2,087
Brinker International, Inc. (Hotels, Restaurants & Leisure)	152	8,599
Bristow Group, Inc.* (Energy Equipment & Services)	22	579
Broadmark Realty Capital, Inc. (Mortgage Real Estate Investment Trusts)	435	4,437
Broadstone Net Lease, Inc.—Class A (Equity Real Estate Investment Trusts)	120	2,350
Brookdale Senior Living, Inc.* (Health Care Providers & Services)	621	2,751
Brookfield Infrastructure Corp.—Class A (Gas Utilities)	107	7,736
Brookfield Renewable Corp.—Class A (Equity Real Estate Investment Trusts)	347	20,219
Brookline Bancorp, Inc. (Banks)	262	3,154
Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	246	16,691
BRP Group, Inc.*—Class A (Insurance)	144	4,316
BRT Apartments Corp. (Equity Real Estate Investment Trusts)	36	547
Bryn Mawr Bank Corp. (Banks)	67	2,050
Builders FirstSource, Inc.* (Building Products)	692	28,240
Business First Bancshares, Inc. (Banks)	65	1,323
Byline Bancorp, Inc. (Banks)	82	1,267
C&F Financial Corp. (Banks)	12	445
C4 Therapeutics, Inc.* (Biotechnology)	36	1,193
Cabaletta Bio, Inc.* (Biotechnology)	44	549
Cactus, Inc.—Class A (Energy Equipment & Services)	161	4,197
Cadence Bancorp (Banks)	417	6,847
Cadiz, Inc.* (Water Utilities)	69	735

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 343

Common Stocks, continued

	Shares	Value
Caesars Entertainment, Inc.* (Hotels, Restaurants & Leisure)	609	$45,230
Caesarstone, Ltd. (Building Products)	75	967
CAI International, Inc. (Trading Companies & Distributors)	56	1,749
CalAmp Corp.* (Communications Equipment)	116	1,151
Calavo Growers, Inc. (Food Products)	56	3,888
Caledonia Mining Corp. PLC (Metals & Mining)	40	635
Caleres, Inc. (Specialty Retail)	122	1,909
California Bancorp, Inc.* (Banks)	26	405
California Water Service Group (Water Utilities)	167	9,023
Calithera Biosciences, Inc.* (Biotechnology)	222	1,090
Calix, Inc.* (Communications Equipment)	178	5,297
Callaway Golf Co. (Leisure Products)	316	7,587
Cal-Maine Foods, Inc.* (Food Products)	125	4,693
Calyxt, Inc.* (Biotechnology)	35	148
Cambium Networks Corp.* (Communications Equipment)	19	477
Cambridge Bancorp (Banks)	22	1,535
Camden National Corp. (Banks)	50	1,789
Camping World Holdings, Inc.—Class A (Specialty Retail)	111	2,892
Cannae Holdings, Inc.* (Diversified Financial Services)	292	12,926
Cantel Medical Corp. (Health Care Equipment & Supplies)	128	10,094
Capital Bancorp, Inc.* (Banks)	27	376
Capital City Bank Group, Inc. (Banks)	45	1,106
Capitol Federal Financial, Inc. (Thrifts & Mortgage Finance)	441	5,513
Capstar Financial Holdings, Inc. (Banks)	54	797
Capstead Mortgage Corp. (Mortgage Real Estate Investment Trusts)	322	1,871
Cara Therapeutics, Inc.* (Biotechnology)	139	2,103
Cardiovascular Systems, Inc.* (Health Care Equipment & Supplies)	133	5,820
Cardlytics, Inc.*(a) (Media)	89	12,706
Cardtronics PLC*—Class A (IT Services)	122	4,307
CareDx, Inc.* (Biotechnology)	162	11,737
CareTrust REIT, Inc. (Equity Real Estate Investment Trusts)	323	7,164
Cargurus, Inc.* (Interactive Media & Services)	297	9,423
CarParts.com, Inc.* (Internet & Direct Marketing Retail)	116	1,437
Carpenter Technology Corp. (Metals & Mining)	161	4,688
Carriage Services, Inc. (Diversified Consumer Services)	56	1,754
Carrols Restaurant Group, Inc.* (Hotels, Restaurants & Leisure)	118	741
Cars.com, Inc.* (Interactive Media & Services)	228	2,576
Carter Bankshares, Inc. (Banks)	77	825
Casa Systems, Inc.* (Communications Equipment)	107	660
Casella Waste Systems, Inc.*—Class A (Commercial Services & Supplies)	165	10,222
CASI Pharmaceuticals, Inc.* (Biotechnology)	224	661
Casper Sleep, Inc.* (Household Durables)	86	529
Cass Information Systems, Inc. (IT Services)	48	1,868
Cassava Sciences, Inc.* (Pharmaceuticals)	111	757
Castle Biosciences, Inc.* (Biotechnology)	40	2,686
Catabasis Pharmaceuticals, Inc.* (Biotechnology)	68	146
Catalyst Biosciences, Inc.* (Biotechnology)	75	473
Catalyst Pharmaceuticals, Inc.* (Biotechnology)	328	1,096
CatchMark Timber Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	165	1,544
Cathay General Bancorp (Banks)	257	8,273
Cavco Industries, Inc.* (Household Durables)	31	5,439
CB Financial Services, Inc. (Banks)	17	340
CBIZ, Inc.* (Professional Services)	172	4,577
CBTX, Inc. (Banks)	60	1,531
CECO Environmental Corp.* (Commercial Services & Supplies)	105	731
Cellular Biomedicine Group, Inc.* (Biotechnology)	42	772
CEL-SCI Corp.* (Biotechnology)	114	1,329
Celsius Holdings, Inc.* (Beverages)	120	6,037
Centerspace (Equity Real Estate Investment Trusts)	44	3,108
Centogene NV* (Biotechnology)	29	313
Central Garden & Pet Co.* (Household Products)	33	1,274
Central Garden & Pet Co.*—Class A (Household Products)	134	4,868
Central Pacific Financial Corp. (Banks)	93	1,768
Central Valley Community Bancorp (Banks)	36	536
Century Aluminum Co.* (Metals & Mining)	171	1,886
Century Bancorp, Inc.—Class A (Banks)	9	696
Century Casinos, Inc.* (Hotels, Restaurants & Leisure)	92	588
Century Communities, Inc.* (Household Durables)	99	4,334
Cerecor, Inc.* (Pharmaceuticals)	123	325
Cerence, Inc.* (Software)	124	12,460
Cerus Corp.* (Health Care Equipment & Supplies)	555	3,841
CEVA, Inc.* (Semiconductors & Semiconductor Equipment)	74	3,367
Champions Oncology, Inc.* (Life Sciences Tools & Services)	22	237
ChampionX Corp.* (Energy Equipment & Services)	628	9,607
ChannelAdvisor Corp.* (Software)	94	1,502
Chart Industries, Inc.* (Machinery)	122	14,370
Chase Corp. (Chemicals)	25	2,525
Chatham Lodging Trust (Equity Real Estate Investment Trusts)	157	1,696
Checkmate Pharmaceuticals, Inc.* (Biotechnology)	17	248
Checkpoint Therapeutics, Inc.* (Biotechnology)	175	464
Chefs' Warehouse, Inc.* (Food & Staples Retailing)	102	2,620
Chembio Diagnostics, Inc.* (Health Care Equipment & Supplies)	67	318
ChemoCentryx, Inc.* (Biotechnology)	168	10,403
Chemung Financial Corp. (Banks)	12	407
Cherry Hill Mortgage Investment Corp. (Mortgage Real Estate Investment Trusts)	51	466
Chesapeake Utilities Corp. (Gas Utilities)	58	6,276
Chiasma, Inc.* (Pharmaceuticals)	169	735
Chico's FAS, Inc. (Specialty Retail)	402	639

See accompanying notes to financial statements.

344  :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Chimera Investment Corp. (Mortgage Real Estate Investment Trusts)	649	$6,652
Chimerix, Inc.* (Biotechnology)	166	802
Chinook Therapeutics, Inc.* (Biotechnology)	45	714
ChoiceOne Financial Services, Inc. (Banks)	25	770
ChromaDex Corp.* (Life Sciences Tools & Services)	139	667
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)	129	25,128
Chuy's Holdings, Inc.* (Hotels, Restaurants & Leisure)	66	1,748
Cidara Therapeutics, Inc.* (Biotechnology)	122	244
CIM Commercial Trust Corp. (Equity Real Estate Investment Trusts)	38	541
Cimpress PLC* (Commercial Services & Supplies)	60	5,264
Cincinnati Bell, Inc.* (Diversified Telecommunication Services)	170	2,598
Cinemark Holdings, Inc. (Entertainment)	362	6,303
CIRCOR International, Inc.* (Machinery)	67	2,575
CIT Group, Inc. (Banks)	334	11,991
Citi Trends, Inc. (Specialty Retail)	34	1,689
Citizens & Northern Corp. (Banks)	45	893
Citizens Holding Co. (Banks)	16	335
Citizens, Inc.* (Insurance)	168	963
City Holding Co. (Banks)	52	3,617
City Office REIT, Inc. (Equity Real Estate Investment Trusts)	145	1,417
Civista Bancshares, Inc. (Banks)	53	929
Clarus Corp. (Leisure Products)	82	1,263
Clean Energy Fuels Corp.* (Oil, Gas & Consumable Fuels)	440	3,458
Clearfield, Inc.* (Communications Equipment)	38	939
Clearwater Paper Corp.* (Paper & Forest Products)	54	2,039
Clearway Energy, Inc.—Class A (Independent Power and Renewable Electricity Producers)	118	3,487
Clearway Energy, Inc.—Class C (Independent Power and Renewable Electricity Producers)	277	8,845
Cleveland-Cliffs, Inc. (Metals & Mining)	1,336	19,451
Clipper Realty, Inc. (Equity Real Estate Investment Trusts)	50	353
Cloudera, Inc.* (Software)	693	9,640
Clovis Oncology, Inc.*(a) (Biotechnology)	280	1,344
CMC Materials, Inc. (Semiconductors & Semiconductor Equipment)	98	14,827
CNB Financial Corp. (Banks)	50	1,065
CNO Financial Group, Inc. (Insurance)	469	10,426
CNX Resources Corp.* (Oil, Gas & Consumable Fuels)	753	8,132
Co.-Diagnostics, Inc.* (Health Care Equipment & Supplies)	90	837
Coastal Financial Corp.* (Banks)	31	651
Coca-Cola Consolidated, Inc. (Beverages)	16	4,260
Codexis, Inc.* (Life Sciences Tools & Services)	181	3,951
Codiak Biosciences, Inc.* (Biotechnology)	19	614
Codorus Valley Bancorp, Inc. (Banks)	32	543
Coeur Mining, Inc.* (Metals & Mining)	819	8,477
Cogent Communications Holdings, Inc. (Diversified Telecommunication Services)	144	8,621
Cohbar, Inc.* (Biotechnology)	111	149
Cohen & Steers, Inc. (Capital Markets)	83	6,167
Coherus Biosciences, Inc.* (Biotechnology)	199	3,459
Cohu, Inc. (Semiconductors & Semiconductor Equipment)	139	5,307
Collectors Universe, Inc. (Diversified Consumer Services)	31	2,337
Collegium Pharmaceutical, Inc.* (Pharmaceuticals)	116	2,323
Colony Bankcorp, Inc. (Banks)	26	381
Colony Capital, Inc. (Equity Real Estate Investment Trusts)	1,625	7,816
Colony Credit Real Estate, Inc. (Mortgage Real Estate Investment Trusts)	284	2,130
Columbia Banking System, Inc. (Banks)	243	8,724
Columbia Financial, Inc.* (Thrifts & Mortgage Finance)	162	2,521
Columbia Property Trust, Inc. (Equity Real Estate Investment Trusts)	387	5,550
Columbus McKinnon Corp. (Machinery)	78	2,998
Comfort Systems USA, Inc. (Construction & Engineering)	122	6,425
Commercial Metals Co. (Metals & Mining)	402	8,257
Community Bank System, Inc. (Banks)	179	11,153
Community Bankers Trust Corp. (Banks)	74	500
Community Health Systems, Inc.* (Health Care Providers & Services)	288	2,140
Community Healthcare Trust, Inc. (Equity Real Estate Investment Trusts)	75	3,533
Community Trust Bancorp, Inc. (Banks)	52	1,927
CommVault Systems, Inc.* (Software)	143	7,918
Compass Minerals International, Inc. (Metals & Mining)	116	7,160
Computer Programs & Systems, Inc. (Health Care Technology)	43	1,154
CompX International, Inc. (Commercial Services & Supplies)	6	85
comScore, Inc.* (Media)	205	510
Comstock Resources, Inc.* (Oil, Gas & Consumable Fuels)	83	363
Comtech Telecommunications Corp. (Communications Equipment)	83	1,717
Concert Pharmaceuticals, Inc.* (Biotechnology)	100	1,264
Concrete Pumping Holdings, Inc.* (Construction & Engineering)	88	337
Conduent, Inc.* (IT Services)	558	2,678
CONMED Corp. (Health Care Equipment & Supplies)	92	10,304
ConnectOne Bancorp, Inc. (Banks)	125	2,474
Conn's, Inc.* (Specialty Retail)	59	690
CONSOL Energy, Inc.* (Oil, Gas & Consumable Fuels)	88	634
Consolidated Communications Holdings, Inc.* (Diversified Telecommunication Services)	246	1,203
Consolidated Water Co., Ltd. (Water Utilities)	49	590
Constellation Pharmaceuticals, Inc.* (Biotechnology)	104	2,995
Construction Partners, Inc.*—Class A (Construction & Engineering)	89	2,591
Contango Oil & Gas Co.* (Oil, Gas & Consumable Fuels)	310	710
ContraFect Corp.* (Biotechnology)	83	419

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 345

Common Stocks, continued

	Shares	Value
Cooper Tire & Rubber Co. (Auto Components)	170	$6,885
Cooper-Standard Holding, Inc.* (Auto Components)	57	1,976
Corbus Pharmaceuticals Holdings, Inc.*(a) (Biotechnology)	260	325
Corcept Therapeutics, Inc.* (Pharmaceuticals)	329	8,607
CoreCivic, Inc. (Equity Real Estate Investment Trusts)	405	2,653
Core-Mark Holding Co., Inc. (Distributors)	151	4,434
CorEnergy Infrastructure Trust, Inc. (Equity Real Estate Investment Trusts)	46	315
CorePoint Lodging, Inc. (Equity Real Estate Investment Trusts)	133	915
CorMedix, Inc.* (Pharmaceuticals)	107	795
Cornerstone Building Brands, Inc.* (Building Products)	148	1,373
Cornerstone OnDemand, Inc.* (Software)	208	9,160
Corsair Gaming, Inc.* (Technology Hardware, Storage & Peripherals)	52	1,883
Cortexyme, Inc.* (Biotechnology)	53	1,472
CorVel Corp.* (Health Care Providers & Services)	30	3,180
Costamare, Inc. (Marine)	171	1,415
County Bancorp, Inc. (Banks)	17	375
Covanta Holding Corp. (Commercial Services & Supplies)	401	5,265
Covenant Logistics Group, Inc.*—Class A (Road & Rail)	39	578
Covetrus, Inc.* (Health Care Providers & Services)	393	11,295
Cowen, Inc.—Class A (Capital Markets)	87	2,261
CRA International, Inc. (Professional Services)	25	1,273
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)	80	10,554
Crawford & Co.—Class A (Insurance)	55	406
Crinetics Pharmaceuticals, Inc.* (Biotechnology)	92	1,298
Crocs, Inc.* (Textiles, Apparel & Luxury Goods)	226	14,161
Cross Country Healthcare, Inc.* (Health Care Providers & Services)	121	1,073
CrossFirst Bankshares, Inc.* (Banks)	162	1,742
CryoLife, Inc.* (Health Care Equipment & Supplies)	128	3,022
CryoPort, Inc.* (Health Care Equipment & Supplies)	118	5,178
CSG Systems International, Inc. (IT Services)	111	5,003
CSW Industrials, Inc. (Building Products)	46	5,148
CTO Realty Growth, Inc. (Real Estate Management & Development)	20	843
CTS Corp. (Electronic Equipment, Instruments & Components)	108	3,708
Cubic Corp. (Aerospace & Defense)	106	6,576
Cue BioPharma, Inc.* (Biotechnology)	100	1,251
Curo Group Holdings Corp. (Consumer Finance)	62	888
Cushman & Wakefield PLC* (Real Estate Management & Development)	374	5,546
Customers Bancorp, Inc.* (Banks)	97	1,763
Cutera, Inc.* (Health Care Equipment & Supplies)	58	1,398
CVB Financial Corp. (Banks)	437	8,522
CVR Energy, Inc. (Oil, Gas & Consumable Fuels)	100	1,490
CyberOptics Corp.* (Semiconductors & Semiconductor Equipment)	24	545
Cyclerion Therapeutics, Inc.* (Biotechnology)	75	230
Cymabay Therapeutics, Inc.* (Pharmaceuticals)	234	1,343
Cytokinetics, Inc.* (Biotechnology)	224	4,655
CytomX Therapeutics, Inc.* (Biotechnology)	153	1,002
CytoSorbents Corp.* (Health Care Equipment & Supplies)	139	1,108
Daily Journal Corp.* (Media)	4	1,616
Daktronics, Inc. (Electronic Equipment, Instruments & Components)	124	580
Dana, Inc. (Auto Components)	489	9,545
Darling Ingredients, Inc.* (Food Products)	544	31,377
Daseke, Inc.* (Road & Rail)	154	895
Dave & Buster's Entertainment, Inc. (Hotels, Restaurants & Leisure)	149	4,473
Deciphera Pharmaceuticals, Inc.* (Biotechnology)	129	7,362
Deckers Outdoor Corp.* (Textiles, Apparel & Luxury Goods)	95	27,244
Del Taco Restaurants, Inc.* (Hotels, Restaurants & Leisure)	101	915
Delek US Holdings, Inc. (Oil, Gas & Consumable Fuels)	211	3,391
Deluxe Corp. (Commercial Services & Supplies)	141	4,117
Denali Therapeutics, Inc.* (Biotechnology)	213	17,841
Denny's Corp.* (Hotels, Restaurants & Leisure)	210	3,083
DermTech, Inc.* (Biotechnology)	28	908
Designer Brands, Inc. (Specialty Retail)	209	1,599
DHI Group, Inc.* (Interactive Media & Services)	162	360
DHT Holdings, Inc. (Oil, Gas & Consumable Fuels)	377	1,972
Diamond Hill Investment Group, Inc. (Capital Markets)	10	1,493
Diamond S Shipping, Inc.* (Oil, Gas & Consumable Fuels)	93	619
DiamondRock Hospitality Co.* (Equity Real Estate Investment Trusts)	676	5,577
Dicerna Pharmaceuticals, Inc.* (Biotechnology)	223	4,913
Diebold Nixdorf, Inc.* (Technology Hardware, Storage & Peripherals)	237	2,526
Digi International, Inc.* (Communications Equipment)	97	1,833
Digimarc Corp.* (Software)	40	1,890
Digital Turbine, Inc.* (Software)	285	16,120
Dillard's, Inc.(a)—Class A (Multiline Retail)	24	1,513
Dime Community Bancshares, Inc. (Thrifts & Mortgage Finance)	97	1,530
Dine Brands Global, Inc. (Hotels, Restaurants & Leisure)	53	3,074
Diodes, Inc.* (Semiconductors & Semiconductor Equipment)	145	10,223
Diversified Healthcare Trust (Equity Real Estate Investment Trusts)	802	3,304
DMC Global, Inc. (Machinery)	49	2,119
Domo, Inc.* (Software)	88	5,612
Domtar Corp. (Paper & Forest Products)	186	5,887
Donegal Group, Inc.—Class A (Insurance)	38	535
Donnelley Financial Solutions, Inc.* (Capital Markets)	100	1,697
Dorian LPG, Ltd.* (Oil, Gas & Consumable Fuels)	128	1,560
Dorman Products, Inc.* (Auto Components)	90	7,814
Douglas Dynamics, Inc. (Machinery)	76	3,251

See accompanying notes to financial statements.

346  :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Dril-Quip, Inc.* (Energy Equipment & Services)	118	$3,495
DSP Group, Inc.* (Semiconductors & Semiconductor Equipment)	75	1,244
Ducommun, Inc.* (Aerospace & Defense)	36	1,933
Duluth Holdings, Inc.*—Class B (Internet & Direct Marketing Retail)	37	391
Durect Corp.* (Pharmaceuticals)	694	1,437
DXP Enterprises, Inc.* (Trading Companies & Distributors)	55	1,223
Dyadic International, Inc.* (Biotechnology)	65	350
Dycom Industries, Inc.* (Construction & Engineering)	104	7,854
Dynavax Technologies Corp.* (Biotechnology)	359	1,598
Dyne Therapeutics, Inc.* (Biotechnology)	48	1,008
Dynex Capital, Inc. (Mortgage Real Estate Investment Trusts)	75	1,335
DZS, Inc.* (Communications Equipment)	41	634
Eagle Bancorp Montana, Inc. (Banks)	21	446
Eagle Bancorp, Inc. (Banks)	108	4,460
Eagle Bulk Shipping, Inc.* (Marine)	22	418
Eagle Pharmaceuticals, Inc.* (Biotechnology)	35	1,630
Eargo, Inc.* (Health Care Equipment & Supplies)	27	1,210
Earthstone Energy, Inc.*—Class A (Oil, Gas & Consumable Fuels)	80	426
Easterly Government Properties, Inc. (Equity Real Estate Investment Trusts)	276	6,251
Eastern Bankshares, Inc.* (Banks)	561	9,150
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts)	132	18,224
Eastman Kodak Co.* (Technology Hardware, Storage & Peripherals)	53	431
Ebix, Inc. (Software)	91	3,455
Echo Global Logistics, Inc.* (Air Freight & Logistics)	89	2,387
Edgewell Personal Care Co. (Personal Products)	184	6,363
Editas Medicine, Inc.* (Biotechnology)	212	14,863
eGain Corp.* (Software)	70	827
eHealth, Inc.* (Insurance)	87	6,143
Eidos Therapeutics, Inc.* (Biotechnology)	37	4,868
Eiger Biopharmaceuticals, Inc.* (Biotechnology)	103	1,266
El Pollo Loco Holdings, Inc.* (Hotels, Restaurants & Leisure)	63	1,140
Electromed, Inc.* (Health Care Equipment & Supplies)	24	235
elf Beauty, Inc.* (Personal Products)	153	3,854
Ellington Financial, Inc. (Mortgage Real Estate Investment Trusts)	140	2,078
Ellington Residential Mortgage REIT (Mortgage Real Estate Investment Trusts)	30	391
Eloxx Pharmaceuticals, Inc.* (Pharmaceuticals)	90	358
EMCOR Group, Inc. (Construction & Engineering)	184	16,828
Emerald Holding, Inc. (Media)	83	450
Emergent BioSolutions, Inc.* (Biotechnology)	153	13,709
Employers Holdings, Inc. (Insurance)	97	3,122
Enanta Pharmaceuticals, Inc.* (Biotechnology)	64	2,694
Encore Capital Group, Inc.* (Consumer Finance)	106	4,129
Encore Wire Corp. (Electrical Equipment)	69	4,179
Endo International PLC* (Pharmaceuticals)	765	5,493
Endurance International Group Holdings, Inc.* (IT Services)	224	2,117
Energy Fuels, Inc.* (Oil, Gas & Consumable Fuels)	440	1,874
Energy Recovery, Inc.* (Machinery)	136	1,855
Enerpac Tool Group Corp. (Machinery)	183	4,138
EnerSys (Electrical Equipment)	144	11,961
Ennis, Inc. (Commercial Services & Supplies)	87	1,553
Enochian Biosciences, Inc.* (Biotechnology)	47	139
Enova International, Inc.* (Consumer Finance)	117	2,898
EnPro Industries, Inc. (Machinery)	70	5,286
Enstar Group, Ltd.* (Insurance)	41	8,400
Entercom Communications Corp.—Class A (Media)	397	981
Enterprise Bancorp, Inc. (Banks)	30	767
Enterprise Financial Services Corp. (Banks)	81	2,831
Entravision Communications Corp.—Class A (Media)	199	547
Envela Corp.* (Specialty Retail)	26	135
Envestnet, Inc.* (Software)	180	14,812
Enzo Biochem, Inc.* (Life Sciences Tools & Services)	150	378
Epizyme, Inc.* (Biotechnology)	302	3,280
ePlus, Inc.* (Electronic Equipment, Instruments & Components)	45	3,958
Equity Bancshares, Inc.*—Class A (Banks)	48	1,036
Eros STX Global Corp.* (Entertainment)	549	999
Escalade, Inc. (Leisure Products)	35	741
ESCO Technologies, Inc. (Machinery)	87	8,980
Esperion Therapeutics, Inc.* (Biotechnology)	88	2,288
Esquire Financial Holdings, Inc.* (Banks)	23	441
ESSA Bancorp, Inc. (Thrifts & Mortgage Finance)	31	465
Essent Group, Ltd. (Thrifts & Mortgage Finance)	373	16,113
Essential Properties Realty Trust, Inc. (Real Estate Management & Development)	352	7,462
Ethan Allen Interiors, Inc. (Household Durables)	77	1,556
Eton Pharmaceuticals, Inc.* (Pharmaceuticals)	58	472
Evans Bancorp, Inc. (Banks)	16	441
Evelo Biosciences, Inc.* (Biotechnology)	68	822
Eventbrite, Inc.* (Interactive Media & Services)	217	3,928
Everi Holdings, Inc.* (IT Services)	278	3,839
EverQuote, Inc.*—Class A (Interactive Media & Services)	47	1,755
EVERTEC, Inc. (IT Services)	204	8,021
EVI Industries, Inc.* (Trading Companies & Distributors)	17	509
Evo Payments, Inc.* (IT Services)	140	3,781
Evofem Biosciences, Inc.* (Pharmaceuticals)	259	624
Evolent Health, Inc.* (Health Care Technology)	255	4,088
Evolus, Inc.* (Pharmaceuticals)	74	249
Evolution Petroleum Corp. (Oil, Gas & Consumable Fuels)	103	294
Evoqua Water Technologies Corp.* (Machinery)	309	8,337
Exagen, Inc.* (Health Care Providers & Services)	16	211
Exicure, Inc.* (Biotechnology)	201	356
ExlService Holdings, Inc.* (IT Services)	112	9,535
eXp World Holdings, Inc.* (Real Estate Management & Development)	84	5,302
Exponent, Inc. (Professional Services)	174	15,666
Express, Inc.* (Specialty Retail)	215	196
Exterran Corp.* (Energy Equipment & Services)	88	389
Extreme Networks, Inc.* (Communications Equipment)	409	2,818

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 347

Common Stocks, continued

	Shares	Value
EZCORP, Inc.*—Class A (Consumer Finance)	162	$776
Fabrinet* (Electronic Equipment, Instruments & Components)	124	9,621
Falcon Minerals Corp. (Oil, Gas & Consumable Fuels)	129	406
Farmer Bros Co.* (Food Products)	55	257
Farmers & Merchants Bancorp, Inc./Archbold Ohio (Banks)	34	782
Farmers National Bancorp (Banks)	88	1,168
Farmland Partners, Inc. (Equity Real Estate Investment Trusts)	87	757
FARO Technologies, Inc.* (Electronic Equipment, Instruments & Components)	60	4,238
Fate Therapeutics, Inc.* (Biotechnology)	242	22,004
Fathom Holdings, Inc.* (Real Estate Management & Development)	16	577
FB Financial Corp. (Banks)	107	3,716
FBL Financial Group, Inc.—Class A (Insurance)	32	1,680
Federal Agricultural Mortgage Corp. (Thrifts & Mortgage Finance)	31	2,302
Federal Signal Corp. (Machinery)	202	6,700
Federated Hermes, Inc.—Class B (Capital Markets)	322	9,303
FedNat Holding Co. (Insurance)	42	249
Fennec Pharmaceuticals, Inc.* (Biotechnology)	74	551
Ferro Corp.* (Chemicals)	277	4,053
FibroGen, Inc.* (Biotechnology)	285	10,571
Fidelity D&D Bancorp, Inc. (Banks)	13	837
Fiesta Restaurant Group, Inc.* (Hotels, Restaurants & Leisure)	61	695
Financial Institutions, Inc. (Banks)	54	1,215
First Bancorp (Banks)	96	3,248
First Bancorp (Banks)	728	6,712
First Bancshares, Inc. (Banks)	70	2,162
First Bank/Hamilton NJ (Banks)	54	507
First Busey Corp. (Banks)	170	3,664
First Business Financial Services, Inc. (Banks)	28	515
First Capital, Inc. (Thrifts & Mortgage Finance)	11	666
First Choice Bancorp (Banks)	35	647
First Commonwealth Financial Corp. (Banks)	323	3,534
First Community Bancshares, Inc. (Banks)	59	1,273
First Community Corp. (Banks)	24	408
First Financial Bancorp (Banks)	328	5,750
First Financial Bankshares, Inc. (Banks)	437	15,809
First Financial Corp. (Banks)	45	1,748
First Foundation, Inc. (Banks)	133	2,660
First Guaranty Bancshares, Inc. (Banks)	12	213
First Internet Bancorp (Banks)	32	920
First Interstate BancSystem—Class A (Banks)	137	5,585
First Merchants Corp. (Banks)	183	6,846
First Mid Bancshares, Inc. (Banks)	49	1,649
First Midwest Bancorp, Inc. (Banks)	386	6,145
First Northwest Bancorp (Banks)	29	452
First of Long Island Corp. (Banks)	77	1,374
First Savings Financial Group, Inc. (Banks)	6	390
First United Corp. (Banks)	23	357
First Western Financial, Inc.* (Banks)	21	411
FirstCash, Inc. (Consumer Finance)	138	9,666
Fitbit, Inc.*—Class A (Electronic Equipment, Instruments & Components)	832	5,658
Five Prime Therapeutics, Inc.* (Biotechnology)	106	1,803
Five Star Senior Living* (Health Care Providers & Services)	64	442
Flagstar Bancorp, Inc. (Thrifts & Mortgage Finance)	163	6,644
Flexion Therapeutics, Inc.* (Biotechnology)	148	1,708
Fluent, Inc.* (Media)	141	749
Fluidigm Corp.* (Life Sciences Tools & Services)	250	1,500
Fluor Corp. (Construction & Engineering)	477	7,618
Flushing Financial Corp. (Banks)	99	1,647
FNCB Bancorp, Inc. (Banks)	58	371
Focus Financial Partners, Inc.* (Capital Markets)	106	4,611
Foghorn Therapeutics, Inc.* (Pharmaceuticals)	24	486
FONAR Corp.* (Health Care Equipment & Supplies)	21	365
Forestar Group, Inc.* (Real Estate Management & Development)	56	1,130
Forma Therapeutics Holdings, Inc.* (Biotechnology)	58	2,024
FormFactor, Inc.* (Semiconductors & Semiconductor Equipment)	261	11,228
Forrester Research, Inc.* (Professional Services)	37	1,550
Forterra, Inc.* (Construction Materials)	98	1,685
Fortress Biotech, Inc.* (Biotechnology)	226	716
Forward Air Corp. (Air Freight & Logistics)	93	7,145
Fossil Group, Inc.* (Textiles, Apparel & Luxury Goods)	159	1,379
Foundation Building Materials, Inc.* (Trading Companies & Distributors)	69	1,325
Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts)	249	7,413
Fox Factory Holding Corp.* (Auto Components)	140	14,799
Franchise Group, Inc. (Diversified Consumer Services)	74	2,253
Franklin Covey Co.* (Professional Services)	42	935
Franklin Electric Co., Inc. (Machinery)	156	10,797
Franklin Financial Services Corp. (Banks)	14	378
Franklin Street Properties Corp. (Equity Real Estate Investment Trusts)	351	1,534
Frank's International N.V.* (Energy Equipment & Services)	524	1,436
Frequency Therapeutics, Inc.*(a) (Biotechnology)	85	2,997
Fresh Del Monte Produce, Inc. (Food Products)	105	2,527
Freshpet, Inc.* (Food Products)	131	18,600
Front Yard Residential Corp. (Equity Real Estate Investment Trusts)	169	2,738
Frontline, Ltd.(a) (Oil, Gas & Consumable Fuels)	399	2,482
FRP Holdings, Inc.* (Real Estate Management & Development)	22	1,002
FS Bancorp, Inc. (Thrifts & Mortgage Finance)	13	712
FuelCell Energy, Inc.* (Electrical Equipment)	973	10,868
Fulcrum Therapeutics, Inc.* (Pharmaceuticals)	48	562
Fulgent Genetics, Inc.*(a) (Health Care Providers & Services)	46	2,397
Fulton Financial Corp. (Banks)	537	6,831
Funko, Inc.* (Distributors)	82	851
FutureFuel Corp. (Chemicals)	87	1,105
FVCBankcorp, Inc.* (Banks)	40	588
G1 Therapeutics, Inc.* (Biotechnology)	115	2,069
Gaia, Inc.* (Internet & Direct Marketing Retail)	41	405
Galectin Therapeutics, Inc.* (Biotechnology)	126	282
Galera Therapeutics, Inc.* (Biotechnology)	30	307

See accompanying notes to financial statements.

348  :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
GAMCO Investors, Inc.—Class A (Capital Markets)	18	$319
GameStop Corp.*(a)—Class A (Specialty Retail)	193	3,636
GAN, Ltd.* (Hotels, Restaurants & Leisure)	81	1,643
Gannett Co., Inc.* (Media)	450	1,512
Gatos Silver, Inc.* (Metals & Mining)	80	1,042
GATX Corp. (Trading Companies & Distributors)	118	9,815
GCP Applied Technologies, Inc.* (Chemicals)	165	3,902
Genasys, Inc.* (Communications Equipment)	113	737
Genco Shipping & Trading, Ltd. (Marine)	58	427
Gencor Industries, Inc.* (Machinery)	31	381
General Finance Corp.* (Trading Companies & Distributors)	35	298
Generation Bio Co.* (Biotechnology)	42	1,191
Genesco, Inc.* (Specialty Retail)	49	1,474
Genie Energy, Ltd.—Class B (Electric Utilities)	45	324
GenMark Diagnostics, Inc.* (Health Care Equipment & Supplies)	236	3,446
Genprex, Inc.* (Biotechnology)	98	407
Gentherm, Inc.* (Auto Components)	111	7,239
Genworth Financial, Inc.*—Class A (Insurance)	1,706	6,449
German American Bancorp, Inc. (Banks)	83	2,746
Geron Corp.* (Biotechnology)	972	1,545
Getty Realty Corp. (Equity Real Estate Investment Trusts)	118	3,250
Gibraltar Industries, Inc.* (Building Products)	110	7,913
G-III Apparel Group, Ltd.* (Textiles, Apparel & Luxury Goods)	149	3,537
Glacier Bancorp, Inc. (Banks)	324	14,907
Gladstone Commercial Corp. (Equity Real Estate Investment Trusts)	114	2,052
Gladstone Land Corp. (Equity Real Estate Investment Trusts)	72	1,054
Glatfelter Corp. (Paper & Forest Products)	148	2,424
Glaukos Corp.* (Health Care Equipment & Supplies)	144	10,837
Global Medical REIT, Inc. (Equity Real Estate Investment Trusts)	149	1,946
Global Net Lease, Inc. (Equity Real Estate Investment Trusts)	305	5,228
Global Water Resources, Inc. (Water Utilities)	43	620
Glu Mobile, Inc.* (Entertainment)	494	4,452
GlycoMimetics, Inc.* (Biotechnology)	125	470
GMS, Inc.* (Trading Companies & Distributors)	141	4,298
Gogo, Inc.*(a) (Wireless Telecommunication Services)	187	1,801
Golar LNG, Ltd.* (Oil, Gas & Consumable Fuels)	308	2,969
Golden Entertainment, Inc.* (Hotels, Restaurants & Leisure)	57	1,134
Goodrich Petroleum Corp.* (Oil, Gas & Consumable Fuels)	31	313
Goosehead Insurance, Inc. (Insurance)	45	5,614
GoPro, Inc.*—Class A (Household Durables)	414	3,428
Gorman-Rupp Co. (Machinery)	60	1,947
Gossamer Bio, Inc.* (Biotechnology)	192	1,857
GP Strategies Corp.* (Professional Services)	44	522
Graham Corp. (Machinery)	33	501
Granite Construction, Inc. (Construction & Engineering)	158	4,220
Granite Point Mortgage Trust, Inc. (Mortgage Real Estate Investment Trusts)	185	1,848
Gray Television, Inc.* (Media)	294	5,260
Graybug Vision, Inc.*—Class I (Pharmaceuticals)	22	638
Great Ajax Corp. (Mortgage Real Estate Investment Trusts)	70	732
Great Lakes Dredge & Dock Corp.* (Construction & Engineering)	215	2,832
Great Southern Bancorp, Inc. (Banks)	37	1,809
Great Western Bancorp, Inc. (Banks)	187	3,908
Green Brick Partners, Inc.* (Household Durables)	80	1,837
Green Dot Corp.*—Class A (Consumer Finance)	174	9,709
Green Plains, Inc.* (Oil, Gas & Consumable Fuels)	116	1,528
Greene County Bancorp, Inc. (Thrifts & Mortgage Finance)	10	255
Greenhill & Co., Inc. (Capital Markets)	48	583
Greenlane Holdings, Inc.*—Class A (Distributors)	35	139
Greenlight Capital Re, Ltd.*—Class A (Insurance)	92	673
GreenSky, Inc.*—Class A (IT Services)	214	991
Greif, Inc.—Class A (Containers & Packaging)	87	4,079
Greif, Inc.—Class B (Containers & Packaging)	20	968
Grid Dynamics Holdings, Inc.* (IT Services)	92	1,159
Griffin Industrial Realty, Inc.* (Real Estate Management & Development)	11	688
Griffon Corp. (Building Products)	147	2,996
Gritstone Oncology, Inc.* (Biotechnology)	102	402
Group 1 Automotive, Inc. (Specialty Retail)	59	7,737
Groupon, Inc.* (Internet & Direct Marketing Retail)	79	3,002
GrowGeneration Corp.* (Specialty Retail)	124	4,987
GSI Technology, Inc.* (Semiconductors & Semiconductor Equipment)	56	414
GTT Communications, Inc.* (IT Services)	108	386
GTY Technology Holdings, Inc.* (Software)	150	777
Guaranty Bancshares, Inc. (Banks)	24	719
Guess?, Inc. (Specialty Retail)	134	3,031
GWG Holdings, Inc.* (Diversified Financial Services)	11	77
H&E Equipment Services, Inc. (Trading Companies & Distributors)	108	3,219
H.B. Fuller Co. (Chemicals)	174	9,027
Halozyme Therapeutics, Inc.* (Biotechnology)	450	19,220
Hamilton Beach Brands Holding Co.—Class A (Household Durables)	23	403
Hamilton Lane, Inc. (Capital Markets)	109	8,507
Hancock Whitney Corp. (Banks)	292	9,934
Hanger, Inc.* (Health Care Providers & Services)	125	2,749
Hanmi Financial Corp. (Banks)	103	1,168
Hannon Armstrong Sustainable Infrastructure Capital, Inc.—Class I (Mortgage Real Estate Investment Trusts)	248	15,730
HarborOne Bancorp, Inc. (Banks)	179	1,944
Harmonic, Inc.* (Communications Equipment)	324	2,394
Harmony Biosciences Holdings, Inc.* (Pharmaceuticals)	21	759
Harpoon Therapeutics, Inc.* (Biotechnology)	36	598
Harrow Health, Inc.* (Pharmaceuticals)	76	521
Harsco Corp.* (Machinery)	264	4,747
Harvard Bioscience, Inc.* (Life Sciences Tools & Services)	129	553
Haverty Furniture Cos., Inc. (Specialty Retail)	55	1,522
Hawaiian Holdings, Inc. (Airlines)	154	2,726
Hawkins, Inc. (Chemicals)	33	1,726

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 349

Common Stocks, continued

	Shares	Value
Hawthorn Bancshares, Inc. (Banks)	20	$438
Haynes International, Inc. (Metals & Mining)	42	1,001
HBT Financial, Inc. (Banks)	33	500
HC2 Holdings, Inc.* (Construction & Engineering)	189	616
HCI Group, Inc. (Insurance)	21	1,098
Health Catalyst, Inc.* (Health Care Technology)	114	4,962
Healthcare Realty Trust, Inc. (Equity Real Estate Investment Trusts)	457	13,527
Healthcare Services Group, Inc. (Commercial Services & Supplies)	253	7,109
HealthEquity, Inc.* (Health Care Providers & Services)	255	17,775
HealthStream, Inc.* (Health Care Technology)	87	1,900
Heartland Express, Inc. (Road & Rail)	165	2,987
Heartland Financial USA, Inc. (Banks)	117	4,723
Hecla Mining Co. (Metals & Mining)	1,765	11,437
Heidrick & Struggles International, Inc. (Professional Services)	65	1,910
Helen of Troy, Ltd.* (Household Durables)	86	19,108
Helios Technologies, Inc. (Machinery)	105	5,595
Helix Energy Solutions Group, Inc.* (Energy Equipment & Services)	483	2,029
Hemisphere Media Group, Inc.* (Media)	55	570
Herc Holdings, Inc.* (Trading Companies & Distributors)	82	5,446
Heritage Commerce Corp. (Banks)	197	1,747
Heritage Financial Corp. (Banks)	122	2,854
Heritage Insurance Holdings, Inc. (Insurance)	85	861
Heritage-Crystal Clean, Inc.* (Commercial Services & Supplies)	53	1,117
Herman Miller, Inc. (Commercial Services & Supplies)	200	6,760
Heron Therapeutics, Inc.* (Biotechnology)	296	6,265
Hersha Hospitality Trust (Equity Real Estate Investment Trusts)	115	907
Heska Corp.* (Health Care Equipment & Supplies)	24	3,496
HF Foods Group, Inc.* (Food & Staples Retailing)	120	902
Hibbett Sports, Inc.* (Specialty Retail)	56	2,586
Hillenbrand, Inc. (Machinery)	251	9,990
Hilltop Holdings, Inc. (Banks)	244	6,712
Hilton Grand Vacations, Inc.* (Hotels, Restaurants & Leisure)	288	9,029
Hingham Institution For Savings The (Thrifts & Mortgage Finance)	5	1,080
HMS Holdings Corp.* (Health Care Technology)	298	10,952
HNI Corp. (Commercial Services & Supplies)	144	4,962
Home Bancorp, Inc. (Thrifts & Mortgage Finance)	25	700
Home BancShares, Inc. (Banks)	517	10,071
HomeStreet, Inc. (Thrifts & Mortgage Finance)	72	2,430
HomeTrust Bancshares, Inc. (Banks)	53	1,023
Homology Medicines, Inc.* (Biotechnology)	115	1,298
Hooker Furniture Corp. (Household Durables)	39	1,258
Hookipa Pharma, Inc.* (Biotechnology)	42	466
Hope Bancorp, Inc. (Banks)	397	4,331
Horace Mann Educators Corp. (Insurance)	140	5,886
Horizon Bancorp, Inc. (Banks)	145	2,300
Hostess Brands, Inc.* (Food Products)	424	6,207
Houghton Mifflin Harcourt Co.* (Diversified Consumer Services)	357	1,189
Houlihan Lokey, Inc. (Capital Markets)	175	11,765
Howard Bancorp, Inc.* (Banks)	45	531
Hub Group, Inc.*—Class A (Air Freight & Logistics)	111	6,327
Hurco Cos., Inc. (Machinery)	21	630
Huron Consulting Group, Inc.* (Professional Services)	77	4,539
Hyster-Yale Materials Handling, Inc. (Machinery)	34	2,025
I3 Verticals, Inc.*—Class A (IT Services)	63	2,092
IBEX, Ltd.* (Commercial Services & Supplies)	17	318
iBio, Inc.* (Biotechnology)	609	639
iCAD, Inc.* (Health Care Technology)	68	898
ICF International, Inc. (Professional Services)	62	4,608
Ichor Holdings, Ltd.* (Semiconductors & Semiconductor Equipment)	76	2,291
Ideaya Biosciences, Inc.* (Biotechnology)	54	756
IDT Corp.*—Class B (Diversified Telecommunication Services)	67	828
IES Holdings, Inc.* (Construction & Engineering)	28	1,289
IGM Biosciences, Inc.* (Biotechnology)	24	2,119
iHeartMedia, Inc.*—Class A (Media)	207	2,687
II-VI, Inc.* (Electronic Equipment, Instruments & Components)	347	26,357
IMARA, Inc.* (Pharmaceuticals)	26	573
IMAX Corp.* (Entertainment)	167	3,009
Immersion Corp.* (Technology Hardware, Storage & Peripherals)	58	655
Immunic, Inc.* (Biotechnology)	19	291
ImmunoGen, Inc.* (Biotechnology)	625	4,031
Immunome, Inc.* (Biotechnology)	7	68
Immunovant, Inc.* (Biotechnology)	127	5,866
Impinj, Inc.* (Semiconductors & Semiconductor Equipment)	58	2,428
Inari Medical, Inc.* (Health Care Equipment & Supplies)	26	2,270
Independence Holding Co. (Insurance)	16	656
Independence Realty Trust, Inc. (Equity Real Estate Investment Trusts)	321	4,311
Independent Bank Corp. (Banks)	111	8,107
Independent Bank Corp. (Banks)	71	1,311
Independent Bank Group, Inc. (Banks)	125	7,815
Industrial Logistics Properties Trust (Equity Real Estate Investment Trusts)	220	5,124
Infinera Corp.* (Communications Equipment)	555	5,816
Information Services Group, Inc.* (IT Services)	122	400
InfuSystem Holdings, Inc.* (Health Care Providers & Services)	49	920
Ingevity Corp.* (Chemicals)	140	10,602
Ingles Markets, Inc. (Food & Staples Retailing)	48	2,048
Inhibrx, Inc.* (Biotechnology)	27	890
Innospec, Inc. (Chemicals)	83	7,531
Innovative Industrial Properties, Inc. (Equity Real Estate Investment Trusts)	73	13,368
Innoviva, Inc.* (Pharmaceuticals)	215	2,664
Inogen, Inc.* (Health Care Equipment & Supplies)	62	2,770
Inovalon Holdings, Inc.* (Health Care Technology)	253	4,597
Inovio Pharmaceuticals, Inc.*(a) (Biotechnology)	536	4,744
Inozyme Pharma, Inc.* (Biotechnology)	27	557
Inseego Corp.* (Communications Equipment)	237	3,666
Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	117	8,903
Insmed, Inc.* (Biotechnology)	342	11,385

See accompanying notes to financial statements.

350  :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Insperity, Inc. (Professional Services)	121	$9,852
Inspire Medical Systems, Inc.* (Health Care Technology)	89	16,740
Installed Building Products, Inc.* (Household Durables)	77	7,849
Insteel Industries, Inc. (Building Products)	63	1,403
Integer Holdings Corp.* (Health Care Equipment & Supplies)	111	9,012
Intellia Therapeutics, Inc.* (Biotechnology)	169	9,194
Intellicheck, Inc.* (Electronic Equipment, Instruments & Components)	61	696
Intelligent Systems Corp.* (Software)	25	1,003
Inter Parfums, Inc. (Personal Products)	60	3,629
Intercept Pharmaceuticals, Inc.* (Biotechnology)	88	2,174
InterDigital, Inc. (Communications Equipment)	104	6,311
Interface, Inc. (Commercial Services & Supplies)	197	2,069
International Bancshares Corp. (Banks)	181	6,777
International Game Technology PLC (Hotels, Restaurants & Leisure)	336	5,692
International Money Express, Inc.* (IT Services)	97	1,505
International Seaways, Inc. (Oil, Gas & Consumable Fuels)	81	1,323
Intersect ENT, Inc.* (Pharmaceuticals)	110	2,519
Intevac, Inc.* (Technology Hardware, Storage & Peripherals)	80	577
Intra-Cellular Therapies, Inc.* (Pharmaceuticals)	224	7,123
Intrepid Potash, Inc.* (Chemicals)	33	797
IntriCon Corp.* (Health Care Equipment & Supplies)	29	525
Invacare Corp. (Health Care Equipment & Supplies)	114	1,020
Invesco Mortgage Capital, Inc.(a) (Mortgage Real Estate Investment Trusts)	618	2,089
Investar Holding Corp. (Banks)	33	546
Investors Bancorp, Inc. (Banks)	780	8,237
Investors Title Co. (Insurance)	4	612
Invitae Corp.* (Biotechnology)	390	16,306
iRadimed Corp.* (Health Care Equipment & Supplies)	20	456
iRhythm Technologies, Inc.* (Health Care Equipment & Supplies)	98	23,246
Iridium Communications, Inc.* (Diversified Telecommunication Services)	397	15,612
iRobot Corp.* (Household Durables)	93	7,467
Ironwood Pharmaceuticals, Inc.* (Biotechnology)	540	6,151
iStar, Inc. (Equity Real Estate Investment Trusts)	243	3,609
iTeos Therapeutics, Inc.* (Biotechnology)	38	1,285
Iteris, Inc.* (Electronic Equipment, Instruments & Components)	138	780
Itron, Inc.* (Electronic Equipment, Instruments & Components)	136	13,042
IVERIC bio, Inc.* (Biotechnology)	272	1,880
J & J Snack Foods Corp. (Food Products)	51	7,924
j2 Global, Inc.* (Software)	147	14,360
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	77	7,146
James River Group Holdings, Ltd. (Insurance)	101	4,964
JELD-WEN Holding, Inc.* (Building Products)	230	5,833
John B Sanfilippo & Son, Inc. (Food Products)	29	2,287
John Bean Technologies Corp. (Machinery)	106	12,070
Johnson Outdoors, Inc.—Class A (Leisure Products)	18	2,027
Jounce Therapeutics, Inc.* (Biotechnology)	58	406
Kadant, Inc. (Machinery)	39	5,498
Kadmon Holdings, Inc.* (Biotechnology)	583	2,419
Kaiser Aluminum Corp. (Metals & Mining)	53	5,242
Kala Pharmaceuticals, Inc.* (Pharmaceuticals)	134	909
Kaleido Biosciences, Inc.* (Pharmaceuticals)	40	364
KalVista Pharmaceuticals, Inc.* (Biotechnology)	49	931
Kaman Corp.—Class A (Trading Companies & Distributors)	93	5,313
KAR Auction Services, Inc. (Commercial Services & Supplies)	437	8,133
Karuna Therapeutics, Inc.* (Biotechnology)	53	5,384
Karyopharm Therapeutics, Inc.* (Biotechnology)	237	3,669
KB Home (Household Durables)	298	9,989
KBR, Inc. (IT Services)	482	14,908
Kearny Financial Corp. (Thrifts & Mortgage Finance)	271	2,862
Kelly Services, Inc.—Class A (Professional Services)	114	2,345
Kennametal, Inc. (Machinery)	281	10,183
Kennedy-Wilson Holdings, Inc. (Real Estate Management & Development)	408	7,299
Keros Therapeutics, Inc.* (Biotechnology)	44	3,104
Kezar Life Sciences, Inc.* (Biotechnology)	106	553
Kforce, Inc. (Professional Services)	67	2,820
Kimball Electronics, Inc.* (Electronic Equipment, Instruments & Components)	81	1,295
Kimball International, Inc.—Class B (Commercial Services & Supplies)	122	1,458
Kindred Biosciences, Inc.* (Biotechnology)	126	543
Kiniksa Pharmaceuticals, Ltd.*—Class A (Biotechnology)	90	1,590
Kinsale Capital Group, Inc. (Insurance)	72	14,409
Kite Realty Group Trust (Equity Real Estate Investment Trusts)	281	4,204
KKR Real Estate Finance Trust, Inc. (Mortgage Real Estate Investment Trusts)	97	1,738
Knoll, Inc. (Commercial Services & Supplies)	169	2,481
Knowles Corp.* (Electronic Equipment, Instruments & Components)	300	5,529
Kodiak Sciences, Inc.* (Biotechnology)	109	16,013
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)	174	7,057
Koppers Holdings, Inc.* (Chemicals)	70	2,181
Korn Ferry (Professional Services)	185	8,048
Kosmos Energy, Ltd. (Oil, Gas & Consumable Fuels)	1,364	3,205
Kraton Corp.* (Chemicals)	106	2,946
Kratos Defense & Security Solutions, Inc.* (Aerospace & Defense)	411	11,275
Kronos Bio, Inc.* (Chemicals)	49	1,464
Kronos Worldwide, Inc. (Chemicals)	76	1,133
Krystal Biotech, Inc.* (Biotechnology)	46	2,760
Kura Oncology, Inc.* (Biotechnology)	208	6,793
Kura Sushi USA, Inc.*—Class A (Hotels, Restaurants & Leisure)	11	215
KVH Industries, Inc.* (Communications Equipment)	56	636
Kymera Therapeutics, Inc.* (Biotechnology)	34	2,108

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 351

Common Stocks, continued

	Shares	Value
L B Foster Co.*—Class A (Machinery)	34	$512
La Jolla Pharmaceutical Co.* (Biotechnology)	61	237
Ladder Capital Corp. (Mortgage Real Estate Investment Trusts)	358	3,501
Laird Superfood, Inc.* (Food Products)	11	521
Lakeland Bancorp, Inc. (Banks)	165	2,096
Lakeland Financial Corp. (Banks)	84	4,501
Lakeland Industries, Inc.* (Textiles, Apparel & Luxury Goods)	26	709
Lancaster Colony Corp. (Food Products)	64	11,759
Landec Corp.* (Food Products)	88	955
Landmark Bancorp, Inc. (Banks)	13	297
Lands' End, Inc.* (Internet & Direct Marketing Retail)	39	841
Lannett Co., Inc.* (Pharmaceuticals)	111	724
Lantheus Holdings, Inc.* (Health Care Equipment & Supplies)	224	3,022
Lattice Semiconductor Corp.* (Semiconductors & Semiconductor Equipment)	460	21,078
Laureate Education, Inc.*—Class A (Diversified Consumer Services)	364	5,300
Lawson Products, Inc.* (Trading Companies & Distributors)	15	764
La-Z-Boy, Inc. (Household Durables)	151	6,016
LCI Industries (Auto Components)	83	10,763
LCNB Corp. (Banks)	41	602
Legacy Housing Corp.* (Household Durables)	27	408
Lemaitre Vascular, Inc. (Health Care Equipment & Supplies)	56	2,268
LendingClub Corp.* (Consumer Finance)	239	2,524
LENSAR, Inc.* (Health Care Equipment & Supplies)	25	181
Level One Bancorp, Inc. (Banks)	17	344
Lexicon Pharmaceuticals, Inc.*(a) (Biotechnology)	140	479
Lexington Realty Trust (Equity Real Estate Investment Trusts)	925	9,824
LGI Homes, Inc.* (Household Durables)	75	7,939
LHC Group, Inc.* (Health Care Providers & Services)	103	21,971
Liberty Latin America, Ltd.*—Class A (Media)	156	1,736
Liberty Latin America, Ltd.*—Class C (Media)	525	5,821
Liberty Media Corp-Liberty Braves*—Class A (Entertainment)	34	846
Liberty Media Corp-Liberty Braves*—Class C (Entertainment)	123	3,060
Liberty Oilfield Services, Inc. (Energy Equipment & Services)	250	2,578
Liberty TripAdvisor Holdings, Inc.*—Class A (Interactive Media & Services)	246	1,068
Lifetime Brands, Inc. (Household Durables)	41	623
Lifevantage Corp.* (Personal Products)	46	429
Ligand Pharmaceuticals, Inc.*(a)—Class B (Biotechnology)	49	4,873
Limelight Networks, Inc.* (IT Services)	400	1,596
Limestone Bancorp, Inc.* (Banks)	18	226
Limoneira Co. (Food Products)	55	916
Lindblad Expeditions Holdings, Inc.* (Hotels, Restaurants & Leisure)	87	1,489
Lindsay Corp. (Machinery)	37	4,753
Liquidia Technologies, Inc.* (Pharmaceuticals)	92	271
Liquidity Services, Inc.* (Internet & Direct Marketing Retail)	94	1,496
Lithia Motors, Inc.—Class A (Specialty Retail)	88	25,754
LivaNova PLC* (Health Care Equipment & Supplies)	165	10,925
Live Oak Bancshares, Inc. (Banks)	96	4,556
Livent Corp.* (Chemicals)	496	9,345
LivePerson, Inc.* (Software)	211	13,131
LiveRamp Holdings, Inc.* (IT Services)	217	15,883
LiveXLive Media, Inc.* (Entertainment)	161	528
LogicBio Therapeutics, Inc.* (Biotechnology)	55	420
Loral Space & Communications, Inc. (Media)	43	903
Louisiana-Pacific Corp. (Paper & Forest Products)	372	13,827
LSI Industries, Inc. (Electrical Equipment)	87	745
LTC Properties, Inc. (Equity Real Estate Investment Trusts)	132	5,136
Lumber Liquidators Holdings, Inc.* (Specialty Retail)	97	2,982
Luminex Corp. (Life Sciences Tools & Services)	145	3,352
Luna Innovations, Inc.* (Electronic Equipment, Instruments & Components)	99	978
Luther Burbank Corp. (Thrifts & Mortgage Finance)	62	608
Luxfer Holdings PLC (Machinery)	93	1,527
Lydall, Inc.* (Machinery)	58	1,742
Lyra Therapeutics, Inc.* (Pharmaceuticals)	23	262
M.D.C Holdings, Inc. (Household Durables)	177	8,602
M/I Homes, Inc.* (Household Durables)	94	4,163
Macatawa Bank Corp. (Banks)	89	745
Mack-Cali Realty Corp. (Equity Real Estate Investment Trusts)	294	3,663
Mackinac Financial Corp. (Banks)	30	383
MACOM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	159	8,751
MacroGenics, Inc.* (Biotechnology)	185	4,229
Macy's, Inc. (Multiline Retail)	1,056	11,880
Madrigal Pharmaceuticals, Inc.* (Biotechnology)	30	3,335
Magellan Health, Inc.* (Health Care Providers & Services)	81	6,710
Magenta Therapeutics, Inc.* (Biotechnology)	70	549
Magnite, Inc.* (Internet & Direct Marketing Retail)	364	11,178
Magnolia Oil & Gas Corp.* (Oil, Gas & Consumable Fuels)	419	2,958
MainStreet Bancshares, Inc.* (Banks)	22	372
Malibu Boats, Inc.* (Leisure Products)	69	4,308
MannKind Corp.* (Biotechnology)	756	2,366
ManTech International Corp.—Class A (IT Services)	92	8,182
Marcus & Millichap, Inc.* (Real Estate Management & Development)	79	2,941
Marine Products Corp. (Leisure Products)	24	349
MarineMax, Inc.* (Specialty Retail)	70	2,452
Marinus Pharmaceuticals, Inc.* (Pharmaceuticals)	85	1,037
Marker Therapeutics, Inc.* (Biotechnology)	103	149
Marlin Business Services Corp. (Diversified Financial Services)	28	343
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	137	18,799
Marrone Bio Innovations, Inc.* (Chemicals)	235	294
Marten Transport, Ltd. (Road & Rail)	200	3,446
Masonite International Corp.* (Building Products)	82	8,064

See accompanying notes to financial statements.

352  :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
MasTec, Inc.* (Construction & Engineering)	192	$13,090
Mastech Digital, Inc.* (Professional Services)	13	207
MasterCraft Boat Holdings, Inc.* (Leisure Products)	63	1,565
Matador Resources Co.* (Oil, Gas & Consumable Fuels)	373	4,498
Materion Corp. (Metals & Mining)	69	4,397
Matrix Service Co.* (Energy Equipment & Services)	89	981
Matson, Inc. (Marine)	145	8,260
Matthews International Corp.—Class A (Commercial Services & Supplies)	103	3,028
Maui Land & Pineapple Co., Inc.* (Real Estate Management & Development)	23	265
MAX Holdings, Inc. (Real Estate Management & Development)	62	2,252
Maxar Technologies, Inc. (Aerospace & Defense)	207	7,988
Maxeon Solar Technologies, Ltd.* (Semiconductors & Semiconductor Equipment)	32	908
MAXIMUS, Inc. (IT Services)	207	15,150
MaxLinear, Inc.*—Class A (Semiconductors & Semiconductor Equipment)	232	8,860
Mayville Engineering Co., Inc.* (Metals & Mining)	25	336
MBIA, Inc.* (Insurance)	168	1,105
McGrath RentCorp (Commercial Services & Supplies)	82	5,502
MediaAlpha, Inc.*—Class A (Interactive Media & Services)	36	1,407
MediciNova, Inc.* (Biotechnology)	145	763
Medifast, Inc. (Personal Products)	38	7,460
MEDNAX, Inc.* (Health Care Providers & Services)	252	6,184
Medpace Holdings, Inc.* (Life Sciences Tools & Services)	93	12,946
MEI Pharma, Inc.* (Biotechnology)	371	979
MeiraGTx Holdings PLC* (Biotechnology)	71	1,075
Mercantile Bank Corp. (Banks)	53	1,440
Merchants Bancorp (Thrifts & Mortgage Finance)	30	829
Meredith Corp. (Media)	134	2,573
Meridian Bancorp, Inc. (Thrifts & Mortgage Finance)	158	2,356
Meridian Bioscience, Inc.* (Health Care Equipment & Supplies)	143	2,673
Meridian Corp. (Banks)	18	374
Merit Medical Systems, Inc.* (Health Care Equipment & Supplies)	183	10,158
Meritage Homes Corp.* (Household Durables)	126	10,435
Meritor, Inc.* (Machinery)	235	6,559
Mersana Therapeutics, Inc.* (Biotechnology)	180	4,790
Mesa Air Group, Inc.* (Airlines)	100	669
Mesa Laboratories, Inc. (Electronic Equipment, Instruments & Components)	16	4,586
Meta Financial Group, Inc. (Thrifts & Mortgage Finance)	113	4,131
Metacrine, Inc.* (Biotechnology)	22	173
Methode Electronics, Inc. (Electronic Equipment, Instruments & Components)	124	4,747
Metrocity Bankshares, Inc. (Banks)	59	851
Metropolitan Bank Holding Corp.* (Banks)	24	870
MFA Financial, Inc. (Mortgage Real Estate Investment Trusts)	1,531	5,956
MGE Energy, Inc. (Electric Utilities)	123	8,614
MGP Ingredients, Inc. (Beverages)	44	2,071
MicroStrategy, Inc.*—Class A (Software)	25	9,714
Mid Penn Bancorp, Inc. (Banks)	23	504
Middlefield Banc Corp. (Banks)	20	450
Middlesex Water Co. (Water Utilities)	58	4,203
Midland States Bancorp, Inc. (Banks)	72	1,287
MidwestOne Financial Group, Inc. (Banks)	50	1,225
Milestone Scientific, Inc.* (Health Care Equipment & Supplies)	156	331
Miller Industries, Inc. (Machinery)	38	1,445
Mimecast, Ltd.* (Software)	193	10,970
Minerals Technologies, Inc. (Chemicals)	115	7,144
Minerva Neurosciences, Inc.* (Biotechnology)	120	281
Mirati Therapeutics, Inc.* (Biotechnology)	145	31,847
Mirum Pharmaceuticals, Inc.* (Biotechnology)	18	314
Misonix, Inc.* (Health Care Equipment & Supplies)	41	513
Mission Produce, Inc.* (Food Products)	25	376
Mistras Group, Inc.* (Professional Services)	61	473
Mitek System, Inc.* (Software)	137	2,436
MMA Capital Holdings, Inc.* (Thrifts & Mortgage Finance)	16	394
Model N, Inc.* (Software)	115	4,103
Modine Manufacturing Co.* (Auto Components)	168	2,110
Moelis & Co. (Capital Markets)	179	8,370
Molecular Templates, Inc.* (Biotechnology)	90	845
Monarch Casino & Resort, Inc.* (Hotels, Restaurants & Leisure)	43	2,632
MoneyGram International, Inc.* (IT Services)	210	1,148
Monmouth Real Estate Investment Corp.—Class A (Equity Real Estate Investment Trusts)	321	5,560
Monro, Inc. (Specialty Retail)	112	5,970
Montrose Environmental Group, Inc.* (Commercial Services & Supplies)	38	1,176
Moog, Inc.—Class A (Aerospace & Defense)	101	8,009
Morphic Holding, Inc.* (Biotechnology)	47	1,577
Motorcar Parts of America, Inc.* (Auto Components)	64	1,256
Movado Group, Inc.* (Textiles, Apparel & Luxury Goods)	53	881
Mr. Cooper Group, Inc.* (Thrifts & Mortgage Finance)	256	7,943
MRC Global, Inc.* (Trading Companies & Distributors)	266	1,764
MSG Networks, Inc.*—Class A (Media)	102	1,503
MTS Systems Corp. (Electronic Equipment, Instruments & Components)	65	3,780
Mueller Industries, Inc. (Machinery)	189	6,636
Mueller Water Products, Inc.—Class A (Machinery)	530	6,561
Murphy USA, Inc. (Specialty Retail)	91	11,909
Mustang Bio, Inc.* (Biotechnology)	170	643
MVB Financial Corp. (Banks)	33	748
Myers Industries, Inc. (Containers & Packaging)	121	2,514
MYR Group, Inc.* (Construction & Engineering)	55	3,306
Myriad Genetics, Inc.* (Biotechnology)	241	4,766
Nabors Industries, Ltd.*(a) (Energy Equipment & Services)	24	1,398

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 353

Common Stocks, continued

	Shares	Value
NACCO Industries, Inc.—Class A (Oil, Gas & Consumable Fuels)	13	$342
NanoString Technologies, Inc.* (Life Sciences Tools & Services)	149	9,965
Nanthealth, Inc.* (Health Care Technology)	91	294
Nantkwest, Inc.*(a) (Biotechnology)	107	1,426
Napco Security Technologies, Inc.* (Electronic Equipment, Instruments & Components)	39	1,023
Natera, Inc.* (Biotechnology)	256	25,476
Nathan's Famous, Inc. (Hotels, Restaurants & Leisure)	10	552
National Bank Holdings Corp. (Banks)	100	3,276
National Bankshares, Inc. (Banks)	22	689
National Beverage Corp.(a) (Beverages)	40	3,396
National CineMedia, Inc. (Media)	211	785
National Energy Services Reunited Corp.* (Energy Equipment & Services)	70	695
National Health Investors, Inc. (Equity Real Estate Investment Trusts)	145	10,030
National Healthcare Corp. (Health Care Providers & Services)	42	2,789
National Presto Industries, Inc. (Aerospace & Defense)	17	1,503
National Research Corp. (Health Care Providers & Services)	46	1,967
National Storage Affiliates Trust (Equity Real Estate Investment Trusts)	212	7,638
National Vision Holdings, Inc.* (Specialty Retail)	272	12,318
National Western Life Group, Inc.—Class A (Insurance)	9	1,858
Natural Grocers by Vitamin Cottage, Inc. (Food & Staples Retailing)	31	426
Nature's Sunshine Products, Inc.* (Personal Products)	30	449
Natus Medical, Inc.* (Health Care Equipment & Supplies)	114	2,285
Nautilus, Inc.* (Leisure Products)	102	1,850
Navient Corp. (Consumer Finance)	622	6,108
Navistar International Corp.* (Machinery)	169	7,429
NBT Bancorp, Inc. (Banks)	144	4,622
Neenah, Inc. (Paper & Forest Products)	57	3,153
Nelnet, Inc.—Class A (Consumer Finance)	58	4,132
Nemaura Medical, Inc.* (Health Care Equipment & Supplies)	25	94
Neogen Corp.* (Health Care Equipment & Supplies)	178	14,114
NeoGenomics, Inc.* (Life Sciences Tools & Services)	355	19,114
Neoleukin Therapeutics, Inc.* (Biotechnology)	109	1,537
NeoPhotonics Corp.* (Semiconductors & Semiconductor Equipment)	168	1,527
Nesco Holdings, Inc.* (Trading Companies & Distributors)	45	332
NETGEAR, Inc.* (Communications Equipment)	101	4,104
NetScout Systems, Inc.* (Communications Equipment)	239	6,553
NETSTREIT Corp. (Equity Real Estate Investment Trusts)	45	877
Neubase Therapeutics, Inc.* (Biotechnology)	57	398
NeuroBo Pharmaceuticals, Inc.* (Biotechnology)	14	74
Nevro Corp.* (Health Care Equipment & Supplies)	115	19,906
New Jersey Resources Corp. (Gas Utilities)	322	11,447
New Senior Investment Group, Inc. (Equity Real Estate Investment Trusts)	277	1,435
New York Mortgage Trust, Inc. (Mortgage Real Estate Investment Trusts)	1,281	4,727
NewAge, Inc.* (Beverages)	320	842
Newmark Group, Inc. (Real Estate Management & Development)	489	3,565
Newpark Resources, Inc.* (Energy Equipment & Services)	304	584
Nexpoint Residential Trust, Inc. (Equity Real Estate Investment Trusts)	74	3,131
NextCure, Inc.* (Biotechnology)	56	610
NextDecade Corp.* (Oil, Gas & Consumable Fuels)	71	148
NextGen Healthcare, Inc.* (Health Care Technology)	189	3,447
NexTier Oilfield Solutions, Inc.* (Energy Equipment & Services)	547	1,882
NGM Biopharmaceuticals, Inc.* (Pharmaceuticals)	81	2,454
NI Holdings, Inc.* (Insurance)	31	509
NIC, Inc. (IT Services)	223	5,760
Nicolet Bankshares, Inc.* (Banks)	31	2,057
Nkarta, Inc.* (Biotechnology)	55	3,381
NL Industries, Inc. (Commercial Services & Supplies)	28	134
nLight, Inc.* (Electronic Equipment, Instruments & Components)	119	3,885
NMI Holdings, Inc.*—Class A (Thrifts & Mortgage Finance)	278	6,297
NN, Inc.* (Machinery)	142	933
Noodles & Co.* (Hotels, Restaurants & Leisure)	106	837
Nordic American Tankers, Ltd. (Oil, Gas & Consumable Fuels)	498	1,469
Northeast Bank (Banks)	25	563
Northfield Bancorp, Inc. (Thrifts & Mortgage Finance)	161	1,985
Northrim Bancorp, Inc. (Banks)	21	713
Northwest Bancshares, Inc. (Thrifts & Mortgage Finance)	396	5,045
Northwest Natural Holding Co. (Gas Utilities)	103	4,737
Northwest Pipe Co.* (Construction & Engineering)	33	934
NorthWestern Corp. (Multi-Utilities)	172	10,029
Norwood Financial Corp. (Banks)	20	523
Novagold Resources, Inc.* (Metals & Mining)	804	7,775
Novanta, Inc.* (Electronic Equipment, Instruments & Components)	116	13,713
Novavax, Inc.* (Biotechnology)	208	23,193
NOW, Inc.* (Trading Companies & Distributors)	371	2,664
Nurix Therapeutics, Inc.* (Biotechnology)	39	1,282
NuVasive, Inc.* (Health Care Equipment & Supplies)	174	9,801
NV5 Global, Inc.* (Construction & Engineering)	37	2,915
NVE Corp. (Semiconductors & Semiconductor Equipment)	16	899
Nymox Pharmaceutical Corp.* (Biotechnology)	143	355
Oak Valley Bancorp (Banks)	23	382

See accompanying notes to financial statements.

354  :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Oceaneering International, Inc.* (Energy Equipment & Services)	336	$2,671
Oceanfirst Financial Corp. (Thrifts & Mortgage Finance)	201	3,745
Oconee Federal Financial Corp. (Thrifts & Mortgage Finance)	3	76
Ocular Therapeutix, Inc.* (Pharmaceuticals)	232	4,802
Odonate Therapeutics, Inc.* (Pharmaceuticals)	53	1,018
Office Properties Income Trust (Equity Real Estate Investment Trusts)	162	3,681
OFG Bancorp (Banks)	171	3,170
Ohio Valley Banc Corp. (Banks)	15	354
O-I Glass, Inc. (Containers & Packaging)	530	6,306
Oil States International, Inc.* (Energy Equipment & Services)	204	1,024
Oil-Dri Corp. of America (Household Products)	17	579
Old National Bancorp (Banks)	555	9,191
Old Second Bancorp, Inc. (Banks)	96	970
Olympic Steel, Inc. (Metals & Mining)	31	413
Omega Flex, Inc. (Machinery)	10	1,460
Omeros Corp.*(a) (Pharmaceuticals)	200	2,857
Omnicell, Inc.* (Health Care Technology)	144	17,283
Oncocyte Corp.* (Biotechnology)	213	509
Oncorus, Inc.* (Biotechnology)	22	711
ONE Gas, Inc. (Gas Utilities)	177	13,588
One Liberty Properties, Inc. (Equity Real Estate Investment Trusts)	54	1,084
OneSpan, Inc.* (Software)	113	2,337
OneSpaWorld Holdings, Ltd. (Diversified Consumer Services)	153	1,551
Onewater Marine, Inc.* (Specialty Retail)	29	844
Onto Innovation, Inc.* (Semiconductors & Semiconductor Equipment)	160	7,608
Ontrak, Inc.*(a) (Health Care Providers & Services)	27	1,668
Ooma, Inc.* (Diversified Telecommunication Services)	71	1,022
OP Bancorp (Thrifts & Mortgage Finance)	41	316
OPKO Health, Inc.* (Biotechnology)	1,345	5,313
Oportun Financial Corp.* (Consumer Finance)	67	1,298
Oppenheimer Holdings, Inc.—Class A (Capital Markets)	31	974
OptimizeRx Corp.* (Health Care Technology)	50	1,558
Optinose, Inc.* (Pharmaceuticals)	118	489
Option Care Health, Inc.* (Health Care Providers & Services)	149	2,330
OraSure Technologies, Inc.* (Health Care Equipment & Supplies)	240	2,540
ORBCOMM, Inc.* (Diversified Telecommunication Services)	250	1,855
Orchid Island Capital, Inc. (Mortgage Real Estate Investment Trusts)	235	1,227
Organogenesis Holdings, Inc.* (Biotechnology)	81	610
Orgenesis, Inc.* (Biotechnology)	64	288
ORIC Pharmaceuticals, Inc.* (Biotechnology)	76	2,573
Origin Bancorp, Inc. (Banks)	74	2,055
Orion Energy Systems, Inc.* (Electrical Equipment)	91	898
Orion Engineered Carbons SA (Chemicals)	204	3,497
Ormat Technologies, Inc. (Independent Power and Renewable Electricity Producers)	135	12,188
Orrstown Financial Services, Inc. (Banks)	37	612
Orthofix Medical, Inc.* (Health Care Equipment & Supplies)	63	2,708
OrthoPediatrics Corp.* (Health Care Equipment & Supplies)	44	1,815
OSI Systems, Inc.* (Electronic Equipment, Instruments & Components)	57	5,314
Osmotica Pharmaceuticals PLC* (Pharmaceuticals)	43	177
Otter Tail Corp. (Electric Utilities)	137	5,838
Outset Medical, Inc.*—Class I (Health Care Equipment & Supplies)	34	1,933
Overseas Shipholding Group, Inc.*—Class A (Oil, Gas & Consumable Fuels)	223	477
Overstock.com, Inc.* (Internet & Direct Marketing Retail)	144	6,908
Ovid Therapeutics, Inc.* (Biotechnology)	161	372
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)	886	12,724
Owens & Minor, Inc. (Health Care Providers & Services)	246	6,654
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	55	3,603
Oyster Point Pharma, Inc.* (Biotechnology)	20	376
Pacific Biosciences of California, Inc.* (Life Sciences Tools & Services)	598	15,513
Pacific Premier Bancorp, Inc. (Banks)	270	8,459
Pacira BioSciences, Inc.* (Pharmaceuticals)	144	8,617
Pactiv Evergreen, Inc.* (Containers & Packaging)	134	2,431
PAE, Inc.* (Aerospace & Defense)	200	1,836
Palomar Holdings, Inc.* (Insurance)	69	6,130
PAM Transportation Services, Inc.* (Road & Rail)	6	294
Pandion Therapeutics, Inc.* (Biotechnology)	25	371
Pangaea Logistics Solutions, Ltd.* (Marine)	36	100
Papa John's International, Inc. (Hotels, Restaurants & Leisure)	111	9,418
Par Pacific Holdings, Inc.* (Oil, Gas & Consumable Fuels)	135	1,887
PAR Technology Corp.* (Electronic Equipment, Instruments & Components)	64	4,019
Paratek Pharmaceuticals, Inc.* (Pharmaceuticals)	148	926
Park Aerospace Corp. (Aerospace & Defense)	67	898
Park City Group, Inc.* (Software)	42	201
Park National Corp. (Banks)	48	5,040
Parke BanCorp, Inc. (Banks)	36	562
Park-Ohio Holdings Corp. (Machinery)	30	927
Parsons Corp.* (Aerospace & Defense)	76	2,767
Partners Bancorp (Banks)	33	215
Passage Bio, Inc.* (Biotechnology)	84	2,148
Patrick Industries, Inc. (Building Products)	76	5,195
Patterson Cos., Inc. (Health Care Providers & Services)	287	8,504
Patterson-UTI Energy, Inc. (Energy Equipment & Services)	619	3,256
PAVmed, Inc.* (Health Care Equipment & Supplies)	129	273
Paysign, Inc.* (IT Services)	106	492
PBF Energy, Inc.—Class A (Oil, Gas & Consumable Fuels)	326	2,315
PC Connection, Inc. (Electronic Equipment, Instruments & Components)	37	1,750
PCB BanCorp (Banks)	42	425

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 355

Common Stocks, continued

	Shares	Value
PCSB Financial Corp. (Thrifts & Mortgage Finance)	49	$781
PCTEL, Inc. (Communications Equipment)	60	394
PDC Energy, Inc.* (Oil, Gas & Consumable Fuels)	338	6,939
PDF Solutions, Inc.* (Semiconductors & Semiconductor Equipment)	98	2,117
PDL Community Bancorp* (Thrifts & Mortgage Finance)	25	263
Peabody Energy Corp.* (Oil, Gas & Consumable Fuels)	212	511
Peapack Gladstone Financial Corp. (Banks)	62	1,411
Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts)	440	8,272
Penn National Gaming, Inc.* (Hotels, Restaurants & Leisure)	527	45,517
Penn Virginia Corp.* (Oil, Gas & Consumable Fuels)	46	467
Penns Woods Bancorp, Inc. (Banks)	23	598
Pennymac Financial Services, Inc. (Thrifts & Mortgage Finance)	144	9,448
PennyMac Mortgage Investment Trust (Mortgage Real Estate Investment Trusts)	332	5,840
Peoples Bancorp of North Carolina, Inc. (Banks)	15	345
Peoples Bancorp, Inc. (Banks)	61	1,652
Peoples Financial Services Corp. (Banks)	23	845
Perdoceo Education Corp.* (Diversified Consumer Services)	234	2,955
Perficient, Inc.* (IT Services)	110	5,242
Performance Food Group Co.* (Food & Staples Retailing)	443	21,091
Personalis, Inc.* (Life Sciences Tools & Services)	81	2,965
Perspecta, Inc. (IT Services)	471	11,342
Petiq, Inc.* (Health Care Providers & Services)	72	2,768
PetMed Express, Inc.(a) (Internet & Direct Marketing Retail)	66	2,116
PFSweb, Inc.* (IT Services)	54	363
PGT Innovations, Inc.* (Building Products)	193	3,926
PhaseBio Pharmaceuticals, Inc.* (Biotechnology)	52	175
Phathom Pharmaceuticals, Inc.* (Pharmaceuticals)	36	1,196
Phibro Animal Health Corp.—Class A (Pharmaceuticals)	69	1,340
Photronics, Inc.* (Semiconductors & Semiconductor Equipment)	214	2,388
Phreesia, Inc.* (Health Care Technology)	112	6,077
Physicians Realty Trust (Equity Real Estate Investment Trusts)	706	12,567
PICO Holdings, Inc.* (Commercial Services & Supplies)	56	524
Piedmont Office Realty Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	427	6,930
Pieris Pharmaceuticals, Inc.* (Biotechnology)	179	448
Ping Identity Holding Corp.* (Software)	126	3,609
Pioneer Bancorp, Inc.* (Thrifts & Mortgage Finance)	39	412
Piper Sandler Cos. (Capital Markets)	59	5,953
Pitney Bowes, Inc. (Commercial Services & Supplies)	586	3,610
Pixelworks, Inc.* (Semiconductors & Semiconductor Equipment)	137	386
PJT Partners, Inc.—Class A (Capital Markets)	79	5,945
Plantronics, Inc. (Communications Equipment)	117	3,163
PlayAGS, Inc.* (Hotels, Restaurants & Leisure)	90	648
Plexus Corp.* (Electronic Equipment, Instruments & Components)	97	7,586
Pliant Therapeutics, Inc.* (Pharmaceuticals)	35	795
Plug Power, Inc.* (Electrical Equipment)	1,268	42,998
Plumas BanCorp (Banks)	16	376
Plymouth Industrial REIT, Inc. (Equity Real Estate Investment Trusts)	83	1,245
PMV Pharmaceuticals, Inc.* (Pharmaceuticals)	46	2,829
PNM Resources, Inc. (Electric Utilities)	269	13,055
Portland General Electric Co. (Electric Utilities)	304	13,002
Poseida Therapeutics, Inc.* (Biotechnology)	45	494
PotlatchDeltic Corp. (Equity Real Estate Investment Trusts)	222	11,104
Powell Industries, Inc. (Electrical Equipment)	30	885
Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	199	16,290
Powerfleet, Inc.* (Electronic Equipment, Instruments & Components)	96	713
PQ Group Holdings, Inc. (Chemicals)	130	1,854
PRA Group, Inc.* (Consumer Finance)	152	6,028
Praxis Precision Medicines, Inc.* (Biotechnology)	37	2,036
Precigen, Inc.* (Biotechnology)	224	2,285
Precision BioSciences, Inc.* (Biotechnology)	157	1,309
Preferred Apartment Communities, Inc.—Class A (Equity Real Estate Investment Trusts)	161	1,191
Preferred Bank (Banks)	47	2,372
Preformed Line Products Co. (Electrical Equipment)	10	684
Prelude Therapeutics, Inc.* (Biotechnology)	31	2,218
Premier Financial Bancorp, Inc. (Banks)	44	585
Premier Financial Corp. (Thrifts & Mortgage Finance)	125	2,875
Prestige Consumer Healthcare, Inc.* (Pharmaceuticals)	170	5,928
Prevail Therapeutics, Inc.* (Biotechnology)	48	1,107
PriceSmart, Inc. (Food & Staples Retailing)	77	7,014
PrimeEnergy Resources Corp.* (Oil, Gas & Consumable Fuels)	2	86
Primo Water Corp. (Beverages)	528	8,279
Primoris Services Corp. (Construction & Engineering)	162	4,473
Priority Technology Holdings, Inc.* (IT Services)	26	183
ProAssurance Corp. (Insurance)	181	3,220
Professional Holding Corp.*—Class A (Banks)	37	571
PROG Holdings, Inc. (Consumer Finance)	228	12,282
Progenity, Inc.* (Health Care Providers & Services)	12	64
Progress Software Corp. (Software)	152	6,869
Progyny, Inc.* (Health Care Providers & Services)	90	3,815
ProPetro Holding Corp.* (Energy Equipment & Services)	271	2,003
PROS Holdings, Inc.* (Software)	133	6,752
ProSight Global, Inc.* (Insurance)	32	411
Protagonist Therapeutics, Inc.* (Biotechnology)	106	2,137
Protara Therapeutics, Inc.* (Biotechnology)	13	315
Protective Insurance Corp.—Class B (Insurance)	30	411
Prothena Corp. PLC* (Biotechnology)	104	1,249

See accompanying notes to financial statements.

356  :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Proto Labs, Inc.* (Machinery)	90	$13,806
Provention Bio, Inc.* (Pharmaceuticals)	161	2,727
Provident BanCorp, Inc. (Thrifts & Mortgage Finance)	57	684
Provident Financial Holdings, Inc. (Thrifts & Mortgage Finance)	20	314
Provident Financial Services, Inc. (Thrifts & Mortgage Finance)	243	4,364
Prudential Bancorp, Inc. (Thrifts & Mortgage Finance)	27	374
PS Business Parks, Inc. (Equity Real Estate Investment Trusts)	68	9,035
PTC Therapeutics, Inc.* (Biotechnology)	209	12,755
Pulmonx Corp.* (Health Care Equipment & Supplies)	39	2,692
Pulse Biosciences, Inc.* (Health Care Equipment & Supplies)	46	1,098
Puma Biotechnology, Inc.* (Biotechnology)	104	1,067
Pure Cycle Corp.* (Water Utilities)	66	741
Purple Innovation, Inc.* (Household Durables)	56	1,845
Pzena Investment Management, Inc.—Class A (Capital Markets)	57	416
Q2 Holdings, Inc.* (Software)	170	21,509
QAD, Inc. (Software)	40	2,527
QCR Holdings, Inc. (Banks)	50	1,980
QTS Realty Trust, Inc.—Class A (Equity Real Estate Investment Trusts)	217	13,428
Quad/Graphics, Inc. (Commercial Services & Supplies)	112	428
Quaker Chemical Corp. (Chemicals)	45	11,402
Qualys, Inc.* (Software)	115	14,015
Quanex Building Products Corp. (Building Products)	111	2,461
Quanterix Corp.* (Life Sciences Tools & Services)	71	3,302
Quantum Corp.* (Technology Hardware, Storage & Peripherals)	101	618
QuinStreet, Inc.* (Interactive Media & Services)	163	3,495
Quotient Technology, Inc.* (Internet & Direct Marketing Retail)	294	2,769
Quotient, Ltd.* (Health Care Equipment & Supplies)	245	1,276
R1 RCM, Inc.* (Health Care Providers & Services)	367	8,815
Rackspace Technology, Inc.* (IT Services)	114	2,173
Radian Group, Inc. (Thrifts & Mortgage Finance)	648	13,121
Radiant Logistics, Inc.* (Air Freight & Logistics)	132	766
Radius Health, Inc.* (Biotechnology)	154	2,750
RadNet, Inc.* (Health Care Providers & Services)	147	2,877
Rafael Holdings, Inc.*—Class B (Real Estate Management & Development)	31	723
Rambus, Inc.* (Semiconductors & Semiconductor Equipment)	384	6,705
Range Resources Corp.* (Oil, Gas & Consumable Fuels)	724	4,851
Ranpak Holdings Corp.* (Containers & Packaging)	98	1,317
Rapid7, Inc.* (Software)	175	15,778
RAPT Therapeutics, Inc.* (Biotechnology)	37	731
Raven Industries, Inc. (Industrial Conglomerates)	121	4,004
Rayonier Advanced Materials, Inc.* (Chemicals)	210	1,369
RBB Bancorp (Banks)	56	861
RBC Bearings, Inc.* (Machinery)	83	14,861
RCI Hospitality Holdings, Inc. (Hotels, Restaurants & Leisure)	29	1,144
Ready Capital Corp. (Mortgage Real Estate Investment Trusts)	142	1,768
Realogy Holdings Corp.* (Real Estate Management & Development)	388	5,091
Recro Pharma, Inc.* (Biotechnology)	66	188
Red River Bancshares, Inc. (Banks)	17	842
Red Robin Gourmet Burgers, Inc.* (Hotels, Restaurants & Leisure)	52	1,000
Red Rock Resorts, Inc.—Class A (Hotels, Restaurants & Leisure)	223	5,584
Red Violet, Inc.* (Professional Services)	23	601
Redfin Corp.* (Real Estate Management & Development)	337	23,128
Redwood Trust, Inc. (Mortgage Real Estate Investment Trusts)	379	3,328
REGENXBIO, Inc.* (Biotechnology)	115	5,216
Regional Management Corp. (Consumer Finance)	29	866
Regis Corp.* (Diversified Consumer Services)	80	735
Relay Therapeutics, Inc.* (Biotechnology)	109	4,530
Reliant Bancorp, Inc. (Banks)	51	950
Relmada Therapeutics, Inc.* (Pharmaceuticals)	50	1,604
Renasant Corp. (Banks)	184	6,197
Renewable Energy Group, Inc.* (Oil, Gas & Consumable Fuels)	129	9,137
Rent-A-Center, Inc. (Specialty Retail)	164	6,280
Repay Holdings Corp.* (IT Services)	207	5,641
Replimune Group, Inc.* (Biotechnology)	80	3,052
Repro-Med Systems, Inc.* (Health Care Equipment & Supplies)	91	548
Republic Bancorp, Inc.—Class A (Banks)	33	1,190
Republic First Bancorp, Inc.* (Banks)	154	439
Research Frontiers, Inc.* (Electronic Equipment, Instruments & Components)	90	253
Resideo Technologies, Inc.* (Building Products)	477	10,141
Resonant, Inc.* (Communications Equipment)	172	456
Resources Connection, Inc. (Professional Services)	103	1,295
Retail Opportunity Investments Corp. (Equity Real Estate Investment Trusts)	391	5,235
Retail Properties of America, Inc. (Equity Real Estate Investment Trusts)	725	6,206
Retail Value, Inc. (Equity Real Estate Investment Trusts)	56	833
Retractable Technologies, Inc.* (Health Care Equipment & Supplies)	45	483
REV Group, Inc. (Machinery)	93	819
Revance Therapeutics, Inc.* (Pharmaceuticals)	213	6,036
Revlon, Inc.*—Class A (Personal Products)	23	273
REVOLUTION Medicines, Inc.* (Biotechnology)	130	5,147
REX American Resources Corp.* (Oil, Gas & Consumable Fuels)	19	1,396
Rexnord Corp. (Machinery)	407	16,073
RGC Resources, Inc. (Gas Utilities)	26	618
RH* (Specialty Retail)	53	23,718
Rhythm Pharmaceuticals, Inc.* (Biotechnology)	114	3,389
Ribbon Communications, Inc.* (Communications Equipment)	231	1,515
Richmond Mutual Bancorp, Inc. (Banks)	41	560
Rigel Pharmaceuticals, Inc.* (Biotechnology)	575	2,013

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 357

Common Stocks, continued

	Shares	Value
Rimini Street, Inc.* (Software)	78	$346
Rite Aid Corp.* (Food & Staples Retailing)	185	2,929
Riverview Bancorp, Inc. (Thrifts & Mortgage Finance)	71	373
RLI Corp. (Insurance)	134	13,956
RLJ Lodging Trust (Equity Real Estate Investment Trusts)	555	7,853
Rocket Pharmaceuticals, Inc.* (Biotechnology)	115	6,307
Rockwell Medical, Inc.* (Health Care Equipment & Supplies)	236	238
Rocky Brands, Inc. (Textiles, Apparel & Luxury Goods)	23	646
Rogers Corp.* (Electronic Equipment, Instruments & Components)	63	9,783
RPC, Inc.* (Energy Equipment & Services)	194	611
RPT Realty (Equity Real Estate Investment Trusts)	273	2,361
Rubius Therapeutics, Inc.* (Biotechnology)	121	918
Rush Enterprises, Inc.—Class A (Trading Companies & Distributors)	138	5,716
Rush Enterprises, Inc.—Class B (Trading Companies & Distributors)	22	834
Ruth's Hospitality Group, Inc. (Hotels, Restaurants & Leisure)	110	1,950
Ryerson Holding Corp.* (Metals & Mining)	54	737
Ryman Hospitality Properties, Inc.—Class I (Equity Real Estate Investment Trusts)	171	11,587
S&T Bancorp, Inc. (Banks)	131	3,254
Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts)	695	12,072
Safe Bulkers, Inc.* (Marine)	175	228
Safeguard Scientifics, Inc.* (Capital Markets)	67	427
Safehold, Inc. (Equity Real Estate Investment Trusts)	61	4,422
Safety Insurance Group, Inc. (Insurance)	48	3,739
Saga Communications, Inc.—Class A (Media)	13	312
Saia, Inc.* (Road & Rail)	89	16,091
Sailpoint Technologies Holding, Inc.* (Software)	298	15,866
Salisbury Bancorp, Inc. (Banks)	9	335
Sally Beauty Holdings, Inc.* (Specialty Retail)	382	4,981
Sanderson Farms, Inc. (Food Products)	68	8,990
Sandy Spring Bancorp, Inc. (Banks)	156	5,022
Sangamo Therapeutics, Inc.* (Biotechnology)	389	6,070
Sanmina Corp.* (Electronic Equipment, Instruments & Components)	217	6,920
Sapiens International Corp. N.V. (Software)	93	2,847
Satsuma Pharmaceuticals, Inc.* (Pharmaceuticals)	31	143
Saul Centers, Inc. (Equity Real Estate Investment Trusts)	40	1,267
Savara, Inc.* (Biotechnology)	163	187
SB Financial Group, Inc. (Banks)	24	439
ScanSource, Inc.* (Electronic Equipment, Instruments & Components)	86	2,269
Schnitzer Steel Industries, Inc.—Class A (Metals & Mining)	87	2,776
Scholar Rock Holding Corp.* (Biotechnology)	87	4,222
Scholastic Corp. (Media)	98	2,450
Schrodinger, Inc.* (Health Care Technology)	102	8,076
Schweitzer-Mauduit International, Inc. (Paper & Forest Products)	105	4,222
Scientific Games Corp.*—Class A (Hotels, Restaurants & Leisure)	193	8,008
Scorpio Bulkers, Inc. (Marine)	31	525
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	171	1,913
scPharmaceuticals, Inc.* (Pharmaceuticals)	24	127
Sculptor Capital Management, Inc. (Capital Markets)	63	958
SeaChange International, Inc.* (Software)	102	143
Seacoast Banking Corp.* (Banks)	175	5,154
SEACOR Holdings, Inc.* (Energy Equipment & Services)	65	2,694
SeaSpine Holdings Corp.* (Health Care Equipment & Supplies)	89	1,553
SeaWorld Entertainment, Inc.* (Hotels, Restaurants & Leisure)	172	5,433
SecureWorks Corp.*—Class A (Software)	30	427
Security National Financial Corp.*—Class A (Thrifts & Mortgage Finance)	32	267
Select Bancorp, Inc.* (Banks)	53	502
Select Energy Services, Inc.* (Energy Equipment & Services)	199	816
Select Medical Holdings Corp.* (Health Care Providers & Services)	367	10,151
Selecta Biosciences, Inc.* (Biotechnology)	229	694
Selective Insurance Group, Inc. (Insurance)	200	13,396
Selectquote, Inc.* (Insurance)	105	2,179
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	218	15,716
Seneca Foods Corp.*—Class A (Food Products)	22	878
Sensient Technologies Corp. (Chemicals)	143	10,549
Seres Therapeutics, Inc.* (Biotechnology)	187	4,582
Seritage Growth Properties*(a)—Class A (Equity Real Estate Investment Trusts)	115	1,688
Service Properties Trust (Equity Real Estate Investment Trusts)	555	6,377
ServiceSource International, Inc.* (IT Services)	298	524
ServisFirst Bancshares, Inc. (Banks)	165	6,648
SFL Corp., Ltd. (Oil, Gas & Consumable Fuels)	320	2,010
Shake Shack, Inc.*—Class A (Hotels, Restaurants & Leisure)	119	10,089
Sharps Compliance Corp.* (Health Care Providers & Services)	48	454
Shattuck Labs, Inc.* (Biotechnology)	44	2,306
Shenandoah Telecommunications Co. (Wireless Telecommunication Services)	163	7,049
Shockwave Medical, Inc.* (Health Care Equipment & Supplies)	96	9,957
Shoe Carnival, Inc. (Specialty Retail)	31	1,215
Shore Bancshares, Inc. (Banks)	40	584
ShotSpotter, Inc.* (Software)	27	1,018
Shutterstock, Inc. (Internet & Direct Marketing Retail)	74	5,306
SI-BONE, Inc.* (Health Care Equipment & Supplies)	98	2,930
Siebert Financial Corp.* (Capital Markets)	38	160
Sientra, Inc.* (Health Care Equipment & Supplies)	157	611
Sierra Bancorp (Banks)	48	1,148
SIGA Technologies, Inc.* (Pharmaceuticals)	176	1,280
Signet Jewelers, Ltd. (Specialty Retail)	176	4,800

See accompanying notes to financial statements.

358  :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	147	$18,720
Silk Road Medical, Inc.*(a) (Health Care Equipment & Supplies)	92	5,794
Silvercrest Asset Management Group, Inc.—Class A (Capital Markets)	32	444
Silvergate Capital Corp.*—Class A (Banks)	53	3,938
Simmons First National Corp.—Class A (Banks)	366	7,902
Simpson Manufacturing Co., Inc. (Building Products)	147	13,737
Simulations Plus, Inc. (Health Care Technology)	47	3,380
Sinclair Broadcast Group, Inc.—Class A (Media)	149	4,746
SITE Centers Corp. (Equity Real Estate Investment Trusts)	518	5,242
Siteone Landscape Supply, Inc.* (Trading Companies & Distributors)	149	23,635
SiTime Corp.* (Semiconductors & Semiconductor Equipment)	31	3,470
SJW Corp. (Water Utilities)	89	6,173
Skyline Champion Corp.* (Household Durables)	178	5,507
SkyWest, Inc. (Airlines)	167	6,732
Sleep Number Corp.* (Specialty Retail)	92	7,531
SM Energy Co. (Oil, Gas & Consumable Fuels)	386	2,362
SMART Global Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	49	1,844
SmartFinancial, Inc. (Banks)	47	853
Smith & Wesson Brands, Inc. (Leisure Products)	187	3,319
Smith Micro Software, Inc.* (Software)	116	629
Solaris Oilfield Infrastructure, Inc. (Energy Equipment & Services)	97	790
Soleno Therapeutics, Inc.* (Biotechnology)	201	388
Solid Biosciences, Inc.* (Biotechnology)	95	720
Soliton, Inc.* (Health Care Equipment & Supplies)	24	184
Sonic Automotive, Inc.—Class A (Specialty Retail)	79	3,047
Sonos, Inc.* (Household Durables)	273	6,385
Sorrento Therapeutics, Inc.*(a) (Biotechnology)	847	5,781
South Jersey Industries, Inc. (Gas Utilities)	341	7,349
South Plains Financial, Inc. (Banks)	36	682
South State Corp. (Banks)	237	17,136
Southern First Bancshares, Inc.* (Banks)	25	884
Southern Missouri Bancorp, Inc. (Thrifts & Mortgage Finance)	26	791
Southern National Bancorp of Virginia, Inc. (Banks)	67	811
Southside Bancshares, Inc. (Banks)	107	3,320
Southwest Gas Holdings, Inc. (Gas Utilities)	189	11,482
Southwestern Energy Co.* (Oil, Gas & Consumable Fuels)	2,189	6,523
SP Plus Corp.* (Commercial Services & Supplies)	78	2,249
Spark Energy, Inc.—Class A (Electric Utilities)	41	392
SpartanNash Co. (Food & Staples Retailing)	120	2,089
Spectrum Pharmaceuticals, Inc.* (Biotechnology)	488	1,664
Spero Therapeutics, Inc.* (Biotechnology)	69	1,338
Spire, Inc. (Gas Utilities)	170	10,887
Spirit Airlines, Inc.* (Airlines)	332	8,117
Spirit of Texas Bancshares, Inc. (Banks)	44	739
Spok Holdings, Inc. (Wireless Telecommunication Services)	60	668
Sportsman's Warehouse Holdings, Inc.* (Specialty Retail)	145	2,545
SpringWorks Therapeutics, Inc.* (Biotechnology)	81	5,874
Sprout Social, Inc.*—Class A (Software)	94	4,269
Spruce Biosciences, Inc.* (Biotechnology)	24	583
SPS Commerce, Inc.* (Software)	120	13,031
SPX Corp.* (Machinery)	145	7,908
SPX FLOW, Inc.* (Machinery)	144	8,346
SQZ Biotechnologies Co.* (Biotechnology)	15	435
STAAR Surgical Co.* (Health Care Equipment & Supplies)	155	12,279
STAG Industrial, Inc. (Equity Real Estate Investment Trusts)	507	15,879
Stamps.com, Inc.* (Internet & Direct Marketing Retail)	58	11,379
Standard AVB Financial Corp. (Thrifts & Mortgage Finance)	13	424
Standard Motor Products, Inc. (Auto Components)	71	2,873
Standex International Corp. (Machinery)	42	3,256
Startek, Inc.* (IT Services)	59	444
State Auto Financial Corp. (Insurance)	59	1,047
Steelcase, Inc.—Class A (Commercial Services & Supplies)	292	3,957
Stepan Co. (Chemicals)	73	8,710
StepStone Group, Inc.*—Class A (Capital Markets)	66	2,627
Stereotaxis, Inc.* (Health Care Equipment & Supplies)	150	764
Sterling Bancorp, Inc. (Thrifts & Mortgage Finance)	55	250
Sterling Construction Co., Inc.* (Construction & Engineering)	94	1,749
Steven Madden, Ltd. (Textiles, Apparel & Luxury Goods)	279	9,854
Stewart Information Services Corp. (Insurance)	89	4,304
Stifel Financial Corp. (Capital Markets)	339	17,081
Stitch Fix, Inc.* (Internet & Direct Marketing Retail)	204	11,979
Stock Yards Bancorp, Inc. (Banks)	69	2,793
Stoke Therapeutics, Inc.* (Biotechnology)	42	2,601
Stoneridge, Inc.* (Auto Components)	88	2,660
StoneX Group, Inc.* (Capital Markets)	55	3,185
Strategic Education, Inc. (Diversified Consumer Services)	82	7,818
Stratus Properties, Inc.* (Real Estate Management & Development)	20	510
Stride, Inc.* (Diversified Consumer Services)	137	2,909
Strongbridge BioPharma PLC* (Pharmaceuticals)	149	362
Sturm Ruger & Co., Inc. (Leisure Products)	57	3,709
Summit Financial Group, Inc. (Banks)	38	839
Summit Hotel Properties, Inc. (Equity Real Estate Investment Trusts)	350	3,154
Summit Materials, Inc.*—Class A (Construction Materials)	388	7,792
Sumo Logic, Inc.* (Software)	48	1,372
SunCoke Energy, Inc. (Metals & Mining)	281	1,222
Sunnova Energy International, Inc.* (Independent Power and Renewable Electricity Producers)	180	8,123

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 359

Common Stocks, continued

	Shares	Value
SunPower Corp.* (Semiconductors & Semiconductor Equipment)	259	$6,641
Sunrun, Inc.* (Electrical Equipment)	509	35,314
Sunstone Hotel Investors, Inc. (Equity Real Estate Investment Trusts)	727	8,237
Super Micro Computer, Inc.* (Technology Hardware, Storage & Peripherals)	150	4,750
Superior Group of Cos., Inc. (Textiles, Apparel & Luxury Goods)	36	837
Supernus Pharmaceuticals, Inc.* (Pharmaceuticals)	165	4,151
Surgalign Holdings, Inc.* (Health Care Equipment & Supplies)	196	429
Surgery Partners, Inc.* (Health Care Providers & Services)	76	2,205
Surmodics, Inc.* (Health Care Equipment & Supplies)	45	1,958
Sutro BioPharma, Inc.* (Biotechnology)	94	2,041
SVMK, Inc.* (Software)	415	10,603
SWK Holdings Corp.* (Diversified Financial Services)	12	173
Sykes Enterprises, Inc.* (IT Services)	129	4,859
Synaptics, Inc.* (Semiconductors & Semiconductor Equipment)	117	11,279
Synchronoss Technologies, Inc.* (Software)	134	630
Syndax Pharmaceuticals, Inc.* (Biotechnology)	91	2,024
Syros Pharmaceuticals, Inc.* (Biotechnology)	140	1,519
Systemax, Inc. (Trading Companies & Distributors)	42	1,507
Tabula Rasa Healthcare, Inc.* (Health Care Technology)	72	3,084
Tactile Systems Technology, Inc.* (Health Care Equipment & Supplies)	62	2,786
Talos Energy, Inc.* (Oil, Gas & Consumable Fuels)	42	346
Tanger Factory Outlet Centers, Inc.(a) (Equity Real Estate Investment Trusts)	306	3,048
Target Hospitality Corp.* (Hotels, Restaurants & Leisure)	99	156
Tarsus Pharmaceuticals, Inc.* (Pharmaceuticals)	21	868
Taylor Morrison Home Corp.* (Household Durables)	427	10,953
Taysha Gene Therapies, Inc.* (Biotechnology)	29	770
TCR2 Therapeutics, Inc.* (Biotechnology)	86	2,660
Team, Inc.* (Commercial Services & Supplies)	101	1,101
TechTarget, Inc.* (Media)	81	4,788
TEGNA, Inc. (Media)	742	10,350
Tejon Ranch Co.* (Real Estate Management & Development)	71	1,026
Tela Bio, Inc.* (Health Care Equipment & Supplies)	23	346
Telenav, Inc.* (Software)	112	526
Tellurian, Inc.* (Oil, Gas & Consumable Fuels)	567	726
Tenable Holdings, Inc.* (Software)	240	12,542
Tenet Healthcare Corp.* (Health Care Providers & Services)	353	14,095
Tennant Co. (Machinery)	62	4,351
Tenneco, Inc.* (Auto Components)	173	1,834
Terex Corp. (Machinery)	228	7,955
Terreno Realty Corp. (Equity Real Estate Investment Trusts)	226	13,223
Territorial Bancorp, Inc. (Thrifts & Mortgage Finance)	27	649
Tetra Tech, Inc. (Commercial Services & Supplies)	182	21,071
Texas Capital Bancshares, Inc.* (Banks)	171	10,175
Texas Roadhouse, Inc.—Class A (Hotels, Restaurants & Leisure)	222	17,352
Textainer Group Holdings, Ltd.* (Trading Companies & Distributors)	167	3,203
TG Therapeutics, Inc.* (Biotechnology)	390	20,288
The Andersons, Inc. (Food & Staples Retailing)	105	2,574
The Bancorp, Inc.* (Banks)	174	2,375
The Bank of Nt Butterfield & Son, Ltd. (Banks)	169	5,266
The Bank of Princeton (Banks)	19	445
The Brink's Co. (Commercial Services & Supplies)	166	11,952
The Buckle, Inc. (Specialty Retail)	98	2,862
The Cato Corp.—Class A (Specialty Retail)	72	690
The Cheesecake Factory, Inc. (Hotels, Restaurants & Leisure)	143	5,300
The Children's Place, Inc.* (Specialty Retail)	48	2,405
The Community Financial Corp. (Banks)	18	477
The Container Store Group, Inc.* (Specialty Retail)	66	630
The E.W. Scripps Co.—Class A (Media)	190	2,905
The Eastern Co. (Machinery)	18	434
The Ensign Group, Inc. (Health Care Providers & Services)	175	12,761
The ExOne Co.* (Machinery)	44	418
The First Bancorp, Inc. (Banks)	34	864
The GEO Group, Inc. (Equity Real Estate Investment Trusts)	398	3,526
The Goodyear Tire & Rubber Co. (Auto Components)	782	8,532
The Greenbrier Cos., Inc. (Machinery)	109	3,965
The Hackett Group, Inc. (IT Services)	85	1,223
The Joint Corp.* (Health Care Providers & Services)	45	1,182
The Lovesac Co.* (Household Durables)	33	1,422
The Macerich Co.(a) (Equity Real Estate Investment Trusts)	507	5,410
The Manitowoc Co., Inc.* (Machinery)	115	1,531
The Marcus Corp. (Entertainment)	76	1,024
The Michaels Cos., Inc.* (Specialty Retail)	252	3,279
The ODP Corp.* (Specialty Retail)	177	5,186
The Pennant Group, Inc.* (Health Care Providers & Services)	86	4,993
The Providence Service Corp.* (Health Care Providers & Services)	41	5,684
The RealReal, Inc.* (Internet & Direct Marketing Retail)	215	4,201
The RMR Group, Inc.—Class A (Real Estate Management & Development)	51	1,970
The Shyft Group, Inc. (Machinery)	117	3,320
The Simply Good Foods Co.* (Food Products)	288	9,032
The St Joe Co. (Real Estate Management & Development)	111	4,712
TherapeuticsMD, Inc.*(a) (Pharmaceuticals)	871	1,054
Theravance Biopharma, Inc.* (Pharmaceuticals)	158	2,808
Thermon Group Holdings, Inc.* (Electrical Equipment)	111	1,735
Third Point Reinsurance, Ltd.* (Insurance)	272	2,589

See accompanying notes to financial statements.

360  :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Tidewater, Inc.* (Energy Equipment & Services)	137	$1,184
Tilly's, Inc.—Class A (Specialty Retail)	75	612
Timberland Bancorp, Inc. (Thrifts & Mortgage Finance)	25	607
TimkenSteel Corp.* (Metals & Mining)	152	710
Tiptree, Inc. (Insurance)	83	417
Titan Machinery, Inc.* (Trading Companies & Distributors)	64	1,251
Tivity Health, Inc.* (Health Care Providers & Services)	147	2,880
Tompkins Financial Corp. (Banks)	48	3,389
Tootsie Roll Industries, Inc. (Food Products)	54	1,604
TopBuild Corp.* (Household Durables)	112	20,616
TowneBank (Banks)	226	5,306
TPG RE Finance Trust, Inc.—Class T (Mortgage Real Estate Investment Trusts)	203	2,156
TPI Composites, Inc.* (Electrical Equipment)	104	5,489
Transcat, Inc.* (Trading Companies & Distributors)	24	832
Transcontinental Realty Investors, Inc.* (Real Estate Management & Development)	5	121
Translate Bio, Inc.* (Biotechnology)	231	4,257
TransMedics Group, Inc.* (Health Care Equipment & Supplies)	85	1,692
Transocean, Ltd.*(a) (Energy Equipment & Services)	1,978	4,568
Travere Therapeutics, Inc.* (Biotechnology)	165	4,497
Trean Insurance Group, Inc.* (Insurance)	40	524
Trecora Resources* (Chemicals)	82	573
Tredegar Corp. (Chemicals)	88	1,470
TRI Pointe Group, Inc.* (Household Durables)	427	7,366
Tribune Publishing Co. (Media)	53	726
Tricida, Inc.* (Pharmaceuticals)	96	677
TriCo Bancshares (Banks)	89	3,140
TriMas Corp.* (Machinery)	139	4,402
TriNet Group, Inc.* (Professional Services)	139	11,203
Trinseo SA (Chemicals)	129	6,606
Triple-S Management Corp.* (Health Care Providers & Services)	77	1,644
TriState Capital Holdings, Inc.* (Banks)	93	1,618
Triton International, Ltd. (Trading Companies & Distributors)	204	9,896
Triumph Bancorp, Inc.* (Banks)	77	3,738
Triumph Group, Inc. (Aerospace & Defense)	174	2,185
Tronox Holdings PLC—Class A (Chemicals)	303	4,430
TrueBlue, Inc.* (Professional Services)	119	2,224
TrueCar, Inc.* (Interactive Media & Services)	348	1,462
Trupanion, Inc.* (Insurance)	102	12,210
TrustCo Bank Corp. (Thrifts & Mortgage Finance)	320	2,134
Trustmark Corp. (Banks)	213	5,817
TTEC Holdings, Inc. (IT Services)	61	4,449
TTM Technologies, Inc.* (Electronic Equipment, Instruments & Components)	338	4,663
Tucows, Inc.* (IT Services)	32	2,364
Tupperware Brands Corp.* (Household Durables)	166	5,377
Turning Point Brands, Inc. (Tobacco)	40	1,782
Turning Point Therapeutics, Inc.* (Biotechnology)	126	15,353
Turtle Beach Corp.* (Household Durables)	47	1,013
Tutor Perini Corp.* (Construction & Engineering)	138	1,787
Twist Bioscience Corp.* (Biotechnology)	111	15,683
Two Harbors Investment Corp. (Mortgage Real Estate Investment Trusts)	926	5,899
Tyme Technologies, Inc.* (Biotechnology)	235	287
U.S. Concrete, Inc.* (Construction Materials)	54	2,158
U.S. Ecology, Inc. (Commercial Services & Supplies)	107	3,887
U.S. Lime & Minerals, Inc. (Construction Materials)	7	798
U.S. Physical Therapy, Inc. (Health Care Providers & Services)	43	5,171
U.S. Silica Holdings, Inc. (Energy Equipment & Services)	249	1,748
UFP Industries, Inc. (Building Products)	202	11,221
UFP Technologies, Inc.* (Containers & Packaging)	23	1,072
Ultra Clean Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	136	4,236
Ultragenyx Pharmaceutical, Inc.* (Biotechnology)	212	29,346
Ultralife Corp.* (Electrical Equipment)	31	201
UMB Financial Corp. (Banks)	148	10,211
UMH Properties, Inc. (Equity Real Estate Investment Trusts)	126	1,866
Unifi, Inc.* (Textiles, Apparel & Luxury Goods)	46	816
UniFirst Corp. (Commercial Services & Supplies)	51	10,796
Unisys Corp.* (IT Services)	209	4,113
United Bankshares, Inc. (Banks)	418	13,543
United Community Banks, Inc. (Banks)	264	7,508
United Fire Group, Inc. (Insurance)	71	1,782
United Insurance Holdings Corp. (Insurance)	69	395
United Natural Foods, Inc.* (Food & Staples Retailing)	184	2,938
United Security Bancshares/Fresno CA (Banks)	46	324
United States Steel Corp. (Metals & Mining)	741	12,427
Uniti Group, Inc. (Equity Real Estate Investment Trusts)	654	7,671
Unitil Corp. (Multi-Utilities)	50	2,214
Unity BanCorp, Inc. (Banks)	26	456
UNITY Biotechnology, Inc.* (Biotechnology)	120	629
Universal Corp. (Tobacco)	82	3,986
Universal Electronics, Inc.* (Household Durables)	45	2,361
Universal Health Realty Income Trust (Equity Real Estate Investment Trusts)	43	2,764
Universal Insurance Holdings, Inc. (Insurance)	92	1,390
Universal Logistics Holdings, Inc. (Road & Rail)	26	535
Universal Technical Institute, Inc.* (Diversified Consumer Services)	98	633
Univest Financial Corp. (Banks)	97	1,996
Upland Software, Inc.* (Software)	90	4,130
Upwork, Inc.* (Professional Services)	314	10,839
Uranium Energy Corp.* (Oil, Gas & Consumable Fuels)	659	1,160
Urban Edge Properties (Equity Real Estate Investment Trusts)	393	5,085
Urban Outfitters, Inc.* (Specialty Retail)	233	5,965
UroGen Pharma, Ltd.* (Biotechnology)	66	1,189
Urstadt Biddle Properties, Inc.—Class A (Equity Real Estate Investment Trusts)	101	1,427
US Xpress Enterprises, Inc.*—Class A (Road & Rail)	75	513

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 361

Common Stocks, continued

	Shares	Value
USANA Health Sciences, Inc.* (Personal Products)	39	$3,007
Utah Medical Products, Inc. (Health Care Equipment & Supplies)	12	1,012
Valley National Bancorp (Banks)	1,348	13,143
Value Line, Inc. (Capital Markets)	3	99
Vanda Pharmaceuticals, Inc.* (Biotechnology)	182	2,391
Vapotherm, Inc.* (Health Care Equipment & Supplies)	66	1,773
Varex Imaging Corp.* (Health Care Equipment & Supplies)	129	2,152
Varonis Systems, Inc.* (Software)	105	17,178
Vaxart, Inc.* (Biotechnology)	177	1,011
Vaxcyte, Inc.* (Pharmaceuticals)	62	1,647
VBI Vaccines, Inc.*(a) (Biotechnology)	609	1,675
Vector Group, Ltd. (Tobacco)	472	5,499
Vectrus, Inc.* (Aerospace & Defense)	39	1,939
Veeco Instruments, Inc.* (Semiconductors & Semiconductor Equipment)	165	2,864
Venus Concept, Inc.* (Health Care Equipment & Supplies)	65	112
Vera Bradley, Inc.* (Textiles, Apparel & Luxury Goods)	69	549
Veracyte, Inc.* (Biotechnology)	194	9,494
Verastem, Inc.* (Biotechnology)	577	1,229
Vericel Corp.* (Biotechnology)	154	4,756
Vericity, Inc.* (Insurance)	6	60
Verint Systems, Inc.* (Software)	220	14,780
Veritex Holdings, Inc. (Banks)	160	4,106
Veritiv Corp.* (Trading Companies & Distributors)	44	915
Veritone, Inc.* (Software)	79	2,248
Verra Mobility Corp.*—Class C (IT Services)	452	6,066
Verrica Pharmaceuticals, Inc.* (Pharmaceuticals)	42	483
Verso Corp.—Class A (Paper & Forest Products)	106	1,274
Veru, Inc.* (Personal Products)	180	1,557
Viad Corp. (Commercial Services & Supplies)	68	2,460
Viavi Solutions, Inc.* (Communications Equipment)	773	11,576
Vicor Corp.* (Electrical Equipment)	65	5,994
Viela Bio, Inc.* (Biotechnology)	73	2,626
Viemed Healthcare, Inc.* (Health Care Providers & Services)	118	916
ViewRay, Inc.* (Health Care Equipment & Supplies)	377	1,440
Viking Therapeutics, Inc.* (Biotechnology)	222	1,250
Village Super Market, Inc.—Class A (Food & Staples Retailing)	29	640
Vir Biotechnology, Inc.* (Biotechnology)	181	4,847
VirnetX Holding Corp. (Software)	214	1,079
Virtus Investment Partners, Inc. (Capital Markets)	25	5,425
Virtusa Corp.* (IT Services)	99	5,062
Vishay Intertechnology, Inc. (Electronic Equipment, Instruments & Components)	450	9,320
Vishay Precision Group, Inc.* (Electronic Equipment, Instruments & Components)	42	1,322
Vista Outdoor, Inc.* (Leisure Products)	197	4,681
Visteon Corp.* (Auto Components)	94	11,799
Vital Farms, Inc.* (Food Products)	35	886
Vivint Smart Home, Inc.* (Diversified Consumer Services)	263	5,457
Vocera Communications, Inc.* (Health Care Technology)	109	4,527
VolitionRX, Ltd.* (Health Care Equipment & Supplies)	92	358
Vonage Holdings Corp.* (Diversified Telecommunication Services)	793	10,210
VOXX International Corp.* (Auto Components)	67	855
Voyager Therapeutics, Inc.* (Biotechnology)	87	622
VSE Corp. (Commercial Services & Supplies)	30	1,155
vTv Therapeutics, Inc.*—Class A (Biotechnology)	37	69
VYNE Therapeutics, Inc.* (Pharmaceuticals)	491	776
W&T Offshore, Inc.* (Oil, Gas & Consumable Fuels)	319	692
Wabash National Corp. (Machinery)	179	3,084
Waddell & Reed Financial, Inc.—Class A (Capital Markets)	208	5,298
Waitr Holdings, Inc.* (Internet & Direct Marketing Retail)	283	787
Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	96	8,833
Warrior Met Coal, Inc. (Metals & Mining)	174	3,710
Washington Federal, Inc. (Thrifts & Mortgage Finance)	255	6,564
Washington Real Estate Investment Trust (Equity Real Estate Investment Trusts)	279	6,035
Washington Trust Bancorp, Inc. (Banks)	58	2,598
Waterstone Financial, Inc. (Thrifts & Mortgage Finance)	74	1,393
Watford Holdings, Ltd.* (Insurance)	58	2,007
Watts Water Technologies, Inc.—Class A (Machinery)	93	11,318
WaVe Life Sciences, Ltd.* (Pharmaceuticals)	111	874
WD-40 Co. (Household Products)	46	12,222
Weis Markets, Inc. (Food & Staples Retailing)	32	1,530
Welbilt, Inc.* (Machinery)	441	5,821
Werner Enterprises, Inc. (Road & Rail)	206	8,079
WesBanco, Inc. (Banks)	220	6,591
WESCO International, Inc.* (Trading Companies & Distributors)	167	13,109
West Bancorp, Inc. (Banks)	54	1,042
Westamerica Bancorp (Banks)	88	4,866
Western Asset Mortgage Capital Corp. (Mortgage Real Estate Investment Trusts)	201	655
Western New England Bancorp, Inc. (Thrifts & Mortgage Finance)	77	531
Westwood Holdings Group, Inc. (Capital Markets)	26	377
Weyco Group, Inc. (Distributors)	20	317
Whitestone REIT (Equity Real Estate Investment Trusts)	135	1,076
Whiting Petroleum Corp.* (Oil, Gas & Consumable Fuels)	4	100
WideOpenWest, Inc.* (Media)	177	1,889
Willdan Group, Inc.* (Professional Services)	35	1,460
Willis Lease Finance Corp.* (Trading Companies & Distributors)	10	305
WillScot Mobile Mini Holdings Corp.* (Construction & Engineering)	542	12,557
Wingstop, Inc. (Hotels, Restaurants & Leisure)	100	13,255
Winmark Corp. (Specialty Retail)	10	1,858

See accompanying notes to financial statements.

362  :: ProFund VP UltraSmall-Cap :: Financial Statements

Common Stocks, continued

	Shares	Value
Winnebago Industries, Inc. (Automobiles)	105	$6,294
WisdomTree Investments, Inc. (Capital Markets)	470	2,515
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	273	8,531
Workhorse Group, Inc.* (Auto Components)	319	6,310
Workiva, Inc.* (Software)	134	12,277
World Acceptance Corp.* (Consumer Finance)	15	1,533
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	211	6,575
Worthington Industries, Inc. (Metals & Mining)	124	6,366
Wrap Technologies, Inc.* (Electronic Equipment, Instruments & Components)	39	188
WSFS Financial Corp. (Thrifts & Mortgage Finance)	170	7,630
WW International, Inc.* (Diversified Consumer Services)	160	3,904
X4 Pharmaceuticals, Inc.* (Biotechnology)	54	347
XBiotech, Inc.* (Biotechnology)	49	767
Xencor, Inc.* (Biotechnology)	188	8,202
Xenia Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts)	383	5,822
Xeris Pharmaceuticals, Inc.* (Pharmaceuticals)	155	763
XOMA Corp.* (Biotechnology)	21	927
XPEL, Inc.* (Auto Components)	56	2,887
Xperi Holding Corp. (Software)	353	7,378
Yelp, Inc.* (Interactive Media & Services)	244	7,971
YETI Holdings, Inc.* (Leisure Products)	271	18,556
Yext, Inc.* (Software)	349	5,486
Y-mAbs Therapeutics, Inc.* (Biotechnology)	103	5,100
York Water Co. (Water Utilities)	44	2,050
Zentalis Pharmaceuticals, Inc.* (Biotechnology)	97	5,038
ZIOPHARM Oncology, Inc.*(a) (Biotechnology)	721	1,817
Zix Corp.* (Software)	185	1,597
Zogenix, Inc.* (Pharmaceuticals)	188	3,758
Zumiez, Inc.* (Specialty Retail)	71	2,611
Zuora, Inc.*—Class A (Software)	340	4,736
Zynex, Inc.*(a) (Health Care Equipment & Supplies)	63	848
TOTAL COMMON STOCKS (Cost $5,045,918)		8,376,744

Trust (0.0%)

	Interest Units	Value
Ferroglobe Representation and Warranty Insurance*+ (Metals & Mining)	510	$—
TOTAL TRUST (Cost $—)		—

Repurchase Agreements(b)(c) (65.7%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $13,869,029	$13,869,000	$13,869,000
TOTAL REPURCHASE AGREEMENTS (Cost $13,869,000)		13,869,000

Collateral for Securities Loaned (0.4%)

	Shares	Value
BlackRock Liquidity Funds FedFund Portfolio—Institutional Shares, 0.07%(d)	81,418	$81,418
Fidelity Investments Money Market Government Portfolio—Class I, 0.08%(d)	341	341
Invesco Government & Agency Portfolio— Institutional Shares, 0.11%(d)	1,486	1,486
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $83,245)		83,245
TOTAL INVESTMENT SECURITIES (Cost $18,998,163)—105.8%		22,328,989
Net other assets (liabilities)—(5.8)%		(1,220,767)
NET ASSETS—100.0%		$21,108,222

*	Non-income producing security.

+	This security was fair valued based on procedures approved by the Board of Trustees. As of December 31, 2020, this security represented 0.000% of the net assets of the Fund.

(a)	All or part of this security was on loan as of December 31, 2020. The total value of securities on loan as of December 31, 2020 was $78,977.

(b)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2020, the aggregate amount held in a segregated account was $5,537,000.

(c)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(d)	Rate periodically changes. Rate disclosed is the daily yield on December 31, 2020.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 363

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
E-Mini Russell 2000 Index Futures Contracts	9	3/22/21	$888,660	$21,246

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
iShares Russell 2000 ETF	Goldman Sachs International	1/27/21	0.15%	$8,815,704	$(85,815)
Russell 2000 Index	Goldman Sachs International	1/27/21	0.35%	1,160,566	(19,033)
				$9,976,270	$(104,848)
iShares Russell 2000 ETF	UBS AG	1/27/21	(0.10)%	$6,235,374	$(70,221)
Russell 2000 Index	UBS AG	1/27/21	0.10%	16,847,531	(200,238)
				$23,082,905	$(270,459)
				$33,059,175	$(375,307)

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

ProFund VP UltraSmall-Cap invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Aerospace & Defense	$71,300	0.3%
Air Freight & Logistics	27,607	0.1%
Airlines	26,571	0.1%
Auto Components	113,633	0.5%
Automobiles	6,294	NM
Banks	642,957	3.1%
Beverages	24,885	0.1%
Biotechnology	940,804	4.4%
Building Products	142,406	0.7%
Capital Markets	131,913	0.6%
Chemicals	145,152	0.6%
Commercial Services & Supplies	156,385	0.7%
Communications Equipment	75,419	0.4%
Construction & Engineering	117,550	0.6%
Construction Materials	12,433	0.1%
Consumer Finance	63,256	0.3%
Containers & Packaging	18,687	0.1%
Distributors	5,741	NM
Diversified Consumer Services	47,099	0.2%
Diversified Financial Services	16,986	0.1%
Diversified Telecommunication Services	55,562	0.3%
Electric Utilities	52,126	0.2%
Electrical Equipment	144,711	0.7%
Electronic Equipment, Instruments & Components	194,011	0.9%
Energy Equipment & Services	56,185	0.3%
Entertainment	20,774	0.1%
Equity Real Estate Investment Trusts	463,047	2.2%
Food & Staples Retailing	64,062	0.3%
Food Products	120,334	0.6%
Gas Utilities	74,120	0.3%
Health Care Equipment & Supplies	284,187	1.3%
Health Care Providers & Services	225,926	1.1%
Health Care Technology	102,599	0.5%
Hotels, Restaurants & Leisure	306,246	1.5%
Household Durables	165,682	0.8%
Household Products	18,943	0.1%
Independent Power and Renewable Electricity Producers	33,260	0.2%
Industrial Conglomerates	4,004	NM
Insurance	170,486	0.8%
Interactive Media & Services	33,445	0.2%
Internet & Direct Marketing Retail	66,405	0.3%
IT Services	167,296	0.8%
Leisure Products	56,702	0.3%
Life Sciences Tools & Services	75,246	0.4%
Machinery	314,806	1.5%
Marine	11,373	0.1%
Media	73,726	0.2%
Metals & Mining	141,996	0.7%
Mortgage Real Estate Investment Trusts	104,710	0.5%
Multiline Retail	19,103	0.1%
Multi-Utilities	34,684	0.2%
Oil, Gas & Consumable Fuels	122,887	0.5%
Paper & Forest Products	39,136	0.2%
Personal Products	30,303	0.1%
Pharmaceuticals	135,620	0.6%
Professional Services	104,357	0.5%
Real Estate Management & Development	76,390	0.4%
Road & Rail	43,684	0.2%
Semiconductors & Semiconductor Equipment	245,845	1.2%

See accompanying notes to financial statements.

364  :: ProFund VP UltraSmall-Cap :: Financial Statements

	Value	% of Net Assets
Software	$492,772	2.3%
Specialty Retail	220,278	1.0%
Technology Hardware, Storage & Peripherals	17,424	0.1%
Textiles, Apparel & Luxury Goods	79,804	0.4%
Thrifts & Mortgage Finance	149,508	0.7%
Tobacco	11,267	0.1%
Trading Companies & Distributors	118,157	0.6%
Water Utilities	35,076	0.2%
Wireless Telecommunication Services	11,401	0.1%
Other**	12,731,478	60.3%
Total	$21,108,222	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to financial statements.

Financial Statements :: ProFund VP UltraSmall-Cap :: 365

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Total Investment Securities, at cost	$18,998,163
Securities, at value(a)	8,459,989
Repurchase agreements, at value	13,869,000
Total Investment Securities, at value	22,328,989
Cash	9,766
Segregated cash balances for futures contracts with brokers	59,400
Segregated cash balances for swap agreements with custodian	740
Dividends and interest receivable	7,605
Receivable for capital shares issued	118,534
Receivable for investments sold	20,078
Prepaid expenses	73
TOTAL ASSETS	22,545,185

LIABILITIES:
Payable for investments purchased	12,285
Payable for capital shares redeemed	920,075
Payable for collateral for securities loaned	83,245
Unrealized depreciation on swap agreements	375,307
Variation margin on futures contracts	765
Advisory fees payable	10,636
Management services fees payable	1,418
Administration fees payable	1,416
Administrative services fees payable	9,149
Distribution fees payable	8,797
Transfer agency fees payable	1,188
Fund accounting fees payable	1,400
Compliance services fees payable	90
Other accrued expenses	11,192
TOTAL LIABILITIES	1,436,963
NET ASSETS	$21,108,222
NET ASSETS CONSIST OF:
Capital	$16,036,691
Total distributable earnings (loss)	5,071,531
NET ASSETS	$21,108,222
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	909,469
Net Asset Value (offering and redemption price per share)	$23.21
(a) Includes securities on loan valued at:	$78,977

Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$81,250
Interest	26,727
Foreign tax withholding	(91)
Income from securities lending	2,711
TOTAL INVESTMENT INCOME	110,597

EXPENSES:
Advisory fees	107,050
Management services fees	14,273
Administration fees	12,712
Transfer agency fees	10,068
Administrative services fees	38,406
Distribution fees	35,683
Custody fees	2,551
Fund accounting fees	12,287
Trustee fees	300
Compliance services fees	150
Licensing fees	15,962
Other fees	16,323
Total Gross Expenses before reductions	265,765
Expenses reduced and reimbursed by the Advisor	(25,974)
TOTAL NET EXPENSES	239,791
NET INVESTMENT INCOME (LOSS)	(129,194)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(189,872)
Net realized gains (losses) on futures contracts	(232,358)
Net realized gains (losses) on swap agreements	2,912,616
Change in net unrealized appreciation/depreciation on investment securities	100,337
Change in net unrealized appreciation/depreciation on futures contracts	4,214
Change in net unrealized appreciation/depreciation on swap agreements	(360,607)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	2,234,330
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,105,136

See accompanying notes to financial statements.

366  :: ProFund VP UltraSmall-Cap :: Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(129,194)	$15,428
Net realized gains (losses) on investments	2,490,386	7,235,210
Change in net unrealized appreciation/depreciation on investments	(256,056)	1,761,595
Change in net assets resulting from operations	2,105,136	9,012,233

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(2,142,018)	—
Change in net assets resulting from distributions	(2,142,018)	—

CAPITAL TRANSACTIONS:
Proceeds from shares issued	84,978,342	294,926,860
Distributions reinvested	2,142,018	—
Value of shares redeemed	(86,084,727)	(300,565,877)
Change in net assets resulting from capital transactions	1,035,633	(5,639,017)
Change in net assets	998,751	3,373,216

NET ASSETS:
Beginning of period	20,109,471	16,736,255
End of period	$21,108,222	$20,109,471

SHARE TRANSACTIONS:
Issued	5,043,750	14,324,843
Reinvested	139,545	—
Redeemed	(5,121,528)	(14,516,368)
Change in shares	61,767	(191,525)

See accompanying notes to financial statements.

Financial Highlights :: ProFund VP UltraSmall-Cap :: 367

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$23.72	$16.10	$28.59	$25.21	$18.07

Investment Activities:
Net investment income (loss)(a)	(0.15)	0.01	(0.02)	(0.20)	(0.15)
Net realized and unrealized gains (losses) on investments	2.55	7.61	(4.67)	6.48	7.29
Total income (loss) from investment activities	2.40	7.62	(4.69)	6.28	7.14

Distributions to Shareholders From:
Net investment income	(0.03)	—	—	—	—
Net realized gains on investments	(2.88)	—	(7.80)	(2.90)	—
Total distributions	(2.91)	—	(7.80)	(2.90)	—

Net Asset Value, End of Period	$23.21	$23.72	$16.10	$28.59	$25.21

Total Return	16.39%	47.33%	(26.95)%	25.20%	39.51%

Ratios to Average Net Assets:
Gross expenses	1.86%	1.76%	1.74%	1.72%	1.78%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	(0.91)%	0.07%	(0.09)%	(0.74)%	(0.79)%

Supplemental Data:
Net assets, end of period (000's)	$21,108	$20,109	$16,736	$31,873	$26,775
Portfolio turnover rate(b)	34%	66%	18%	27%	32%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

368 :: ProFund VP U.S. Government Plus :: Management Discussion of Fund Performance

ProFund VP U.S. Government Plus (the "Fund") seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (1.25x) the daily movement of the most recently issued 30-Year U.S. Treasury Bond ( the "Long Bond") for a single day, not for any other period. A "single day" is measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund's returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund's stated multiple (1.25x) times the return of the Long Bond for the same period. For periods longer than a single day, the Fund will lose money if the Long Bond's performance is flat, and it is possible that the Fund will lose money even if the level of the Long Bond rises. For the year ended December 31, 2020, the Fund had a total return of 20.69%. For the same period, the Long Bond, as measured by the Ryan Labs Returns Treasury Yield Curve 30 Year Index1, had a total return of 18.99%2 and a volatility of 27.72%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to one and one-quarter times the daily price movement of the Long Bond.3

The Fund takes positions in financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times the daily price movement of the Long Bond. The Long Bond is the longest term outstanding 30-year bond issued by the U.S. Treasury. As of December 31, 2020, the most recent Long Bond carried a maturity date of 11/15/50 and a 1.625% coupon.

During the year ended December 31, 2020, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in bonds in order to gain leveraged exposure to the Long Bond. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP U.S. Government Plus from December 31, 2010 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP U.S. Government Plus	20.69%	8.05%	8.31%
Ryan Labs Returns Treasury Yield Curve 30 Year Index	18.99%	8.32%	8.18%

Expense Ratios**

Fund	Gross	Net
ProFund VP U.S. Government Plus	1.38%	1.38%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings

Market Exposure

Investment Type	% of Net Assets
U.S. Treasury Obligation	36%
Swap Agreements	87%
Total Exposure	123%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Holdings

The ProFund VP U.S. Government Plus primarily invests in non-equity securities, which may include: swap agreements, futures contracts, repurchase agreements and U.S. Government securities.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The Ryan Labs Returns Treasury Yield Curve 30 Year Index is an index that consists of public obligations of the U.S. Treasury consisting of a single security, the latest issued on-the-run 30 Year Treasury bond. This Index reflects both price return and yield. It does not reflect the impact of transaction costs nor the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. It is not possible to invest directly in an index.

[2]	The Long Bond reflects a yield component. It does not reflect the impact of transaction and financing costs, nor the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects a yield component, the impact of transaction and financing costs and the deduction of fees and expenses.

[3]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Long Bond and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Financial Statements :: ProFund VP U.S. Government Plus :: 369

Schedule of Portfolio Investments :: December 31, 2020

U.S. Treasury Obligation (35.8%)

	Principal Amount	Value
U.S. Treasury Bond, 1.625%, 11/15/50	$8,040,000	$8,008,594
TOTAL U.S. TREASURY OBLIGATION (Cost $7,968,624)		8,008,594

Repurchase Agreements(a)(b) (63.0%)
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $14,112,030	14,112,000	14,112,000
TOTAL REPURCHASE AGREEMENTS (Cost $14,112,000)		14,112,000
TOTAL INVESTMENT SECURITIES (Cost $22,080,624)—98.8%		22,120,594
Net other assets (liabilities)—1.2%		274,820
NET ASSETS—100.0%		$22,395,414

(a)	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At December 31, 2020, the aggregate amount held in a segregated account was $224,000.

(b)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
30-Year U.S. Treasury Bond, 1.625% due on 11/15/50	Citibank North America	1/15/21	0.20%	$12,311,719	$36,685
30-Year U.S. Treasury Bond, 1.625% due on 11/15/50	Societe' Generale	1/15/21	0.31%	7,371,094	22,075
				$19,682,813	$58,760

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

370  :: ProFund VP U.S. Government Plus :: Financial Statements

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Total Investment Securities, at cost	$22,080,624
Securities, at value	8,008,594
Repurchase agreements, at value	14,112,000
Total Investment Securities, at value	22,120,594
Cash	829
Segregated cash balances for swap agreements with custodian	1,000
Dividends and interest receivable	16,970
Unrealized appreciation on swap agreements	58,760
Receivable for capital shares issued	253,903
Prepaid expenses	209
TOTAL ASSETS	22,452,265

LIABILITIES:
Payable for capital shares redeemed	1,379
Advisory fees payable	9,326
Management services fees payable	1,865
Administration fees payable	1,512
Administrative service fees payable	10,812
Distribution fees payable	12,065
Transfer agency fees payable	1,269
Fund accounting fees payable	861
Compliance services fees payable	138
Other accrued expenses	17,624
TOTAL LIABILITIES	56,851
NET ASSETS	$22,395,414
NET ASSETS CONSIST OF:
Capital	$19,445,598
Total distributable earnings (loss)	2,949,816
NET ASSETS	$22,395,414
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	732,980
Net Asset Value (offering and redemption price per share)	$30.55

Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME:
Interest	$177,861

EXPENSES:
Advisory fees	141,977
Management services fees	28,395
Administration fees	26,789
Transfer agency fees	21,393
Administrative services fees	74,811
Distribution fees	70,989
Custody fees	4,540
Fund accounting fees	14,769
Trustee fees	580
Compliance services fees	302
Other fees	36,285
Total Gross Expenses before reductions	420,830
Expenses reduced and reimbursed by the Advisor	(28,973)
TOTAL NET EXPENSES	391,857
NET INVESTMENT INCOME (LOSS)	(213,996)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	1,019,174
Net realized gains (losses) on futures contracts	(39,293)
Net realized gains (losses) on swap agreements	2,095,799
Change in net unrealized appreciation/depreciation on investment securities	140,141
Change in net unrealized appreciation/depreciation on futures contracts	11
Change in net unrealized appreciation/depreciation on swap agreements	333,644
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	3,549,476
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,335,480

See accompanying notes to financial statements.

Financial Statements :: ProFund VP U.S. Government Plus :: 371

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$(213,996)	$175,989
Net realized gains (losses) on investments	3,075,680	3,861,629
Change in net unrealized appreciation/depreciation on investments	473,796	(926,058)
Change in net assets resulting from operations	3,335,480	3,111,560

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(1,890,196)	(175,989)
Change in net assets resulting from distributions	(1,890,196)	(175,989)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	121,388,592	168,736,250
Distributions reinvested	1,890,196	175,989
Value of shares redeemed	(121,724,663)	(168,304,461)
Change in net assets resulting from capital transactions	1,554,125	607,778
Change in net assets	2,999,409	3,543,349

NET ASSETS:
Beginning of period	19,396,005	15,852,656
End of period	$22,395,414	$19,396,005

SHARE TRANSACTIONS:
Issued	3,561,171	6,529,272
Reinvested	56,986	6,867
Redeemed	(3,599,595)	(6,506,242)
Change in shares	18,562	29,897

See accompanying notes to financial statements.

372  :: ProFund VP U.S. Government Plus :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$27.15	$23.16	$24.73	$22.68	$22.75

Investment Activities:
Net investment income (loss)(a)	(0.25)	0.22	0.21	0.10	(0.11)
Net realized and unrealized gains (losses) on investments	6.06	3.99	(1.57)	2.06	0.04
Total income (loss) from investment activities	5.81	4.21	(1.36)	2.16	(0.07)

Distributions to Shareholders From:
Net investment income	(0.02)	(0.22)	(0.21)	(0.11)	—
Net realized gains on investments	(2.39)	—	—	—	—
Total distributions	(2.41)	(0.22)	(0.21)	(0.11)	—

Net Asset Value, End of Period	$30.55	$27.15	$23.16	$24.73	$22.68

Total Return	20.69%	18.22%	(5.42)%	9.49%	(0.31)%

Ratios to Average Net Assets:
Gross expenses	1.48%	1.44%	1.45%	1.43%	1.42%
Net expenses	1.38%	1.38%	1.38%	1.38%	1.38%
Net investment income (loss)	(0.75)%	0.84%	0.92%	0.43%	(0.42)%

Supplemental Data:
Net assets, end of period (000’s)	$22,395	$19,396	$15,853	$19,008	$26,162
Portfolio turnover rate(b)	398%	402%	437%	397%	400%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Management Discussion of Fund Performance :: ProFund VP Utilities :: 373

ProFund VP Utilities (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. UtilitiesSM Index (the “Index”). For the year ended December 31, 2020, the Fund had a total return of -2.40%. For the same period, the Index had a return of -0.61%1 and a volatility of 38.97%. For the year, the Fund achieved an average daily statistical correlation of over 0.99 to the daily performance of the Index.2

The Fund takes positions in financial instruments that, in combination, should have similar return characteristics as the return of the Index. The Index measures the performance of the utilities sector of the U.S. equity market. Component companies include, among others, electric utilities, gas utilities, and water utilities.

During the year ended December 31, 2020, the Fund invested in swap agreements as a substitute for investing directly in stocks in order to gain exposure to the Index. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into swap agreements with counterparties that the Fund’s advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed to the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*	The line graph represents the historical performance of a hypothetical investment of $10,000 in the ProFund VP Utilities from December 31, 2020 to December 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 12/31/20

Fund	One Year	Five Year	Ten Year
ProFund VP Utilities	-2.40%	9.45%	9.45%
Dow Jones U.S. UtilitiesSM Index	-0.61%	11.27%	11.28%
S&P 500®	18.40%	15.22%	13.88%

Expense Ratios**

Fund	Gross	Net
ProFund VP Utilities	1.74%	1.68%

**	Reflects the expense ratio as reported in the Prospectus dated May 1, 2020. Contractual fee waivers are in effect through April 30, 2021. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Swap Agreements	1%
Total Exposure	100%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.

Largest Equity Holdings

Company	% of Net Assets
NextEra Energy, Inc.	15.3%
Duke Energy Corp.	6.8%
The Southern Co.	6.6%
Dominion Energy, Inc.	6.2%
American Electric Power Co., Inc.	4.2%

Dow Jones U.S. UtilitiesSM Index – Composition

% of Index
Electric Utilities	61%
Multi-Utilities	28%
Water Utilities	4%
Gas Utilities	4%
Independent Power and Renewable Electricity Producers	3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value (“NAV”) will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. Performance numbers are net of all Fund fees and expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. To obtain performance current to the most recent month-end, please call toll-free 888-776-3637.

[1]	The graph and table reflect the theoretical reinvestment of dividends on securities in the Indexes. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in calculations of the Indexes. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

[2]	1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

[3]	The S&P 500® is an unmanaged index that consists of the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

374  :: ProFund VP Utilities :: Financial Statements

Schedule of Portfolio Investments :: December 31, 2020

Common Stocks (99.0%)

	Shares	Value
ALLETE, Inc. (Electric Utilities)	1,717	$106,351
Alliant Energy Corp. (Electric Utilities)	8,251	425,174
Ameren Corp. (Multi-Utilities)	8,167	637,516
American Electric Power Co., Inc. (Electric Utilities)	16,398	1,365,461
American Water Works Co., Inc. (Water Utilities)	5,988	918,979
Atmos Energy Corp. (Gas Utilities)	4,159	396,892
Avangrid, Inc. (Electric Utilities)	1,840	83,628
Avista Corp. (Multi-Utilities)	2,271	91,158
Black Hills Corp. (Multi-Utilities)	2,073	127,386
CenterPoint Energy, Inc. (Multi-Utilities)	17,998	389,477
CMS Energy Corp. (Multi-Utilities)	9,459	577,094
Consolidated Edison, Inc. (Multi-Utilities)	11,302	816,796
Dominion Energy, Inc. (Multi-Utilities)	26,951	2,026,714
DTE Energy Co. (Multi-Utilities)	6,394	776,296
Duke Energy Corp. (Electric Utilities)	24,313	2,226,098
Edison International (Electric Utilities)	12,504	785,501
Entergy Corp. (Electric Utilities)	6,615	660,442
Essential Utilities, Inc. (Water Utilities)	7,373	348,669
Evergy, Inc. (Electric Utilities)	7,493	415,936
Eversource Energy (Electric Utilities)	11,325	979,726
Exelon Corp. (Electric Utilities)	32,228	1,360,666
FirstEnergy Corp. (Electric Utilities)	17,925	548,684
Hawaiian Electric Industries, Inc. (Electric Utilities)	3,607	127,652
IDACORP, Inc. (Electric Utilities)	1,667	160,082
MDU Resources Group, Inc. (Multi-Utilities)	6,624	174,476
National Fuel Gas Co. (Gas Utilities)	3,005	123,596
New Jersey Resources Corp. (Gas Utilities)	3,176	112,907
NextEra Energy, Inc. (Electric Utilities)	64,719	4,993,071
NiSource, Inc. (Multi-Utilities)	12,660	290,420
NorthWestern Corp. (Multi-Utilities)	1,671	97,436
NRG Energy, Inc. (Independent Power and Renewable Electricity Producers)	8,068	302,953
ONE Gas, Inc. (Gas Utilities)	1,754	134,655
PG&E Corp.* (Electric Utilities)	49,170	612,658
Pinnacle West Capital Corp. (Electric Utilities)	3,720	297,414
PNM Resources, Inc. (Electric Utilities)	2,631	127,682
Portland General Electric Co. (Electric Utilities)	2,957	126,471
PPL Corp. (Electric Utilities)	25,398	716,224
Public Service Enterprise Group, Inc. (Multi-Utilities)	16,711	974,251
Sempra Energy (Multi-Utilities)	9,530	1,214,217
Southwest Gas Holdings, Inc. (Gas Utilities)	1,877	114,028
Spire, Inc. (Gas Utilities)	1,705	109,188
The AES Corp. (Independent Power and Renewable Electricity Producers)	21,973	516,366
The Southern Co. (Electric Utilities)	34,893	2,143,477
UGI Corp. (Gas Utilities)	6,885	240,700
Vistra Corp. (Independent Power and Renewable Electricity Producers)	16,159	317,686
WEC Energy Group, Inc. (Multi-Utilities)	10,420	958,953
Xcel Energy, Inc. (Electric Utilities)	17,359	1,157,325
TOTAL COMMON STOCKS (Cost $15,849,432)		32,208,532

Repurchase Agreements(a) (0.6%)

	Principal Amount	Value
Repurchase Agreements with various counterparties, rates 0.01%–0.03%, dated 12/31/20, due 1/4/21, total to be received $210,000	$210,000	$210,000
TOTAL REPURCHASE AGREEMENTS (Cost $210,000)		210,000
TOTAL INVESTMENT SECURITIES (Cost $16,059,432)—99.6%		32,418,532
Net other assets (liabilities)—0.4%		124,192
NET ASSETS—100.0%		$32,542,724

*	Non-income producing security.
(a)	The ProFund VP invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Total Return Swap Agreements – Long

Underlying Instrument	Counterparty	Termination Date(1)	Rate Paid (Received)(2)	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Dow Jones U.S. Utilities Index	Goldman Sachs International	1/25/21	0.60%	$328,964	$9,893

(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of December 31, 2020, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Utilities :: 375

ProFund VP Utilities invested in the following industries as of December 31, 2020:

	Value	% of Net Assets
Electric Utilities	$19,419,723	59.7%
Gas Utilities	1,231,966	3.8%
Independent Power and Renewable Electricity Producers	1,137,005	3.5%
Multi-Utilities	9,152,190	28.1%
Water Utilities	1,267,648	3.9%
Other**	334,192	1.0%
Total	$32,542,724	100.0%

**	Includes any non-equity securities and net other assets (liabilities), which includes any receivable for capital shares issued and payable for capital shares redeemed.

See accompanying notes to financial statements.

376  :: ProFund VP Utilities :: Financial Statements

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Total Investment Securities, at cost	$16,059,432
Securities, at value	32,208,532
Repurchase agreements, at value	210,000
Total Investment Securities, at value	32,418,532
Cash	529
Segregated cash balances for swap agreements with custodian	140,000
Dividends and interest receivable	52,704
Unrealized appreciation on swap agreements	9,893
Receivable for capital shares issued	13,040
Prepaid expenses	263
TOTAL ASSETS	32,634,961

LIABILITIES:
Payable for capital shares redeemed	13,892
Advisory fees payable	19,656
Management services fees payable	2,621
Administration fees payable	2,138
Administrative services fees payable	15,034
Distribution fees payable	14,574
Transfer agency fees payable	1,795
Fund accounting fees payable	1,230
Compliance services fees payable	172
Other accrued expenses	21,125
TOTAL LIABILITIES	92,237
NET ASSETS	$32,542,724
NET ASSETS CONSIST OF:
Capital	$18,709,376
Total distributable earnings (loss)	13,833,348
NET ASSETS	$32,542,724
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	870,898
Net Asset Value (offering and redemption price per share)	$37.37

Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends	$1,057,177
Interest	4,841
Income from securities lending	2
TOTAL INVESTMENT INCOME	1,062,020

EXPENSES:
Advisory fees	266,607
Management services fees	35,547
Administration fees	32,518
Transfer agency fees	26,044
Administrative services fees	102,602
Distribution fees	88,869
Custody fees	5,124
Fund accounting fees	18,171
Trustee fees	755
Compliance services fees	343
Other fees	45,537
Total Gross Expenses before reductions	622,117
Expenses reduced and reimbursed by the Advisor	(24,917)
TOTAL NET EXPENSES	597,200
NET INVESTMENT INCOME (LOSS)	464,820

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	(624,968)
Net realized gains (losses) on swap agreements	(173,922)
Change in net unrealized appreciation/depreciation on investment securities	(2,116,751)
Change in net unrealized appreciation/depreciation on swap agreements	(6,199)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(2,921,840)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,457,020)

See accompanying notes to financial statements.

Financial Statements :: ProFund VP Utilities :: 377

Statements of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
Net investment income (loss)	$464,820	$564,783
Net realized gains (losses) on investments	(798,890)	7,959,576
Change in net unrealized appreciation/depreciation on investments	(2,122,950)	(535,319)
Change in net assets resulting from operations	(2,457,020)	7,989,040

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(7,985,139)	(2,834,874)
Change in net assets resulting from distributions	(7,985,139)	(2,834,874)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	26,708,658	41,363,727
Distributions reinvested	7,985,139	2,834,874
Value of shares redeemed	(35,984,865)	(46,028,628)
Change in net assets resulting from capital transactions	(1,291,068)	(1,830,027)
Change in net assets	(11,733,227)	3,324,139

NET ASSETS:
Beginning of period	44,275,951	40,951,812
End of period	$32,542,724	$44,275,951

SHARE TRANSACTIONS:
Issued	599,643	845,893
Reinvested	225,314	60,613
Redeemed	(831,816)	(952,580)
Change in shares	(6,859)	(46,074)

See accompanying notes to financial statements.

378  :: ProFund VP Utilities :: Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016
Net Asset Value, Beginning of Period	$50.44	$44.33	$45.65	$43.68	$39.63

Investment Activities:
Net investment income (loss)(a)	0.57	0.67	0.79	0.76	0.74
Net realized and unrealized gains (losses) on investments	(2.39)	9.18	0.39	3.89	5.26
Total income (loss) from investment activities	(1.82)	9.85	1.18	4.65	6.00

Distributions to Shareholders From:
Net investment income	(0.75)	(0.79)	(1.00)	(1.02)	(0.68)
Net realized gains on investments	(10.50)	(2.95)	(1.50)	(1.66)	(1.27)
Total distributions	(11.25)	(3.74)	(2.50)	(2.68)	(1.95)

Net Asset Value, End of Period	$37.37	$50.44	$44.33	$45.65	$43.68

Total Return	(2.40)%	22.88%	2.89%	10.64%	15.07%

Ratios to Average Net Assets:
Gross expenses	1.75%	1.74%	1.79%	1.72%	1.71%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income (loss)	1.31%	1.38%	1.78%	1.62%	1.68%

Supplemental Data:
Net assets, end of period (000’s)	$32,543	$44,276	$40,952	$38,464	$40,197
Portfolio turnover rate(b)	50%	209%	108%	60%	97%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period.

See accompanying notes to financial statements.

Notes to Financial Statements

380 :: Notes to Financial Statements :: December 31, 2020

1. Organization

ProFunds (the “Trust”) consists of 112 separate investment portfolios and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”) and thus follows accounting and reporting guidance for investment companies. The Trust is organized as a Delaware statutory trust and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the following portfolios of the Trust included in this report (collectively, the “ProFunds VP” and individually, a “ProFund VP”):

Classic ProFunds VP:

ProFund VP Asia 30

ProFund VP Bull

ProFund VP Dow 30

ProFund VP Emerging Markets

ProFund VP Europe 30

ProFund VP International

ProFund VP Japan

ProFund VP Large-Cap Growth

ProFund VP Large-Cap Value

ProFund VP Mid-Cap

ProFund VP Mid-Cap Growth

ProFund VP Mid-Cap Value

ProFund VP Nasdaq-100

ProFund VP Small-Cap

ProFund VP Small-Cap Growth

ProFund VP Small-Cap Value

Ultra ProFunds VP:

ProFund VP UltraBull

ProFund VP UltraMid-Cap

ProFund VP UltraNasdaq-100

ProFund VP UltraSmall-Cap

Inverse ProFunds VP:

ProFund VP Bear

ProFund VP Short Dow 30

ProFund VP Short Emerging Markets

ProFund VP Short International

ProFund VP Short Mid-Cap

ProFund VP Short Nasdaq-100

ProFund VP Short Small-Cap

ProFund VP UltraShort Dow 30

ProFund VP UltraShort Nasdaq-100

Sector ProFunds VP:

ProFund VP Banks

ProFund VP Basic Materials

ProFund VP Biotechnology

ProFund VP Consumer Goods

ProFund VP Consumer Services

ProFund VP Financials

ProFund VP Health Care

ProFund VP Industrials

ProFund VP Internet

ProFund VP Oil & Gas

ProFund VP Pharmaceuticals

ProFund VP Precious Metals

ProFund VP Real Estate

ProFund VP Semiconductor

ProFund VP Technology

ProFund VP Telecommunications

ProFund VP Utilities

Non-Equity ProFunds VP:

ProFund VP Falling U.S. Dollar

ProFund VP Rising Rates Opportunity

ProFund VP U.S. Government Plus

Money Market ProFund VP:

ProFund VP Government Money Market

The ProFunds VP, excluding ProFund VP Government Money Market, are referred to as the “non-money market ProFunds VP.” Each non-money market ProFund VP, other than ProFund VP Consumer Services, ProFund VP Europe 30, ProFund VP Industrials, ProFund VP Large-Cap Growth, ProFund VP Large-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Mid-Cap Value, ProFund VP Real Estate, ProFund VP Small-Cap Growth, ProFund VP Small-Cap Value, and ProFund VP Utilities, is classified as non-diversified under the 1940 Act. Each ProFund VP has one class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and ProFunds VP’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the ProFunds VP.

December 31, 2020 :: Notes to Financial Statements :: 381

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by each ProFund VP in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Investment Valuation

The ProFunds VP record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3.

Repurchase Agreements

Each ProFund VP may enter into repurchase agreements with financial institutions in pursuit of its investment objective, as “cover” for the investment techniques it employs, or for liquidity purposes. Repurchase agreements are primarily used by the ProFunds VP as short-term investments for cash positions. Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one business day. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

The ProFunds VP follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major, global financial institutions whose creditworthiness is continuously monitored by ProFund Advisors LLC (the “Advisor”). In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. Funds within both the Trust and Access One Trust (an affiliated trust) invest in repurchase agreements jointly. Each ProFund VP, therefore, holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each ProFund VP. The collateral underlying the repurchase agreement is held by the ProFund VP’s custodian. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds VP not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund VP, amounts to more than 15% of the ProFund VP’s total net assets. The investments of each of the ProFunds VP in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant. During periods of high demand for repurchase agreements, the ProFunds VP may be unable to invest available cash in these instruments to the extent desired by the Advisor.

Information concerning the counterparties, value of, collateralization and amounts due under repurchase agreement transactions may be found in the table below.

As of December 31, 2020, the ProFunds VP had undivided interest in joint repurchase agreements with the following counterparties, for the time periods and rates indicated. Amounts shown in the table below represent principal amount, cost and value for each respective repurchase agreement.

Fund Name	Canadian Imperial Bank of Canada 0.01% dated 12/31/20, due 1/4/21(1)	Credit Agricole CIB, 0.03% dated 12/31/20, due 1/4/21(2)	HSBC Securities (USA), Inc., 0.005% dated 12/31/20, due 1/4/21(3)	RBC Capital Markets, LLC, 0.01% dated 12/31/20, due 1/4/21(4)	Societe’ Generale, 0.02% dated 12/31/20, due 1/4/21(5)	UMB Bank N.A., 0.005% dated 12/31/20, due 1/4/21(6)
ProFund VP Asia 30	$1,000	$8,000	$4,000	$2,000	$7,000	$3,000
ProFund VP Banks	2,000	16,000	8,000	3,000	13,000	4,000
ProFund VP Basic Materials	8,000	57,000	28,000	13,000	46,000	9,000
ProFund VP Bear	116,000	837,000	412,000	191,000	670,000	109,000
ProFund VP Biotechnology	65,000	469,000	231,000	108,000	375,000	59,000
ProFund VP Bull	1,241,000	8,876,000	4,367,000	2,040,000	7,100,000	1,080,000
ProFund VP Consumer Goods	19,000	139,000	68,000	32,000	111,000	20,000
ProFund VP Consumer Services	19,000	140,000	69,000	32,000	112,000	20,000
ProFund VP Dow 30	30,000	226,000	111,000	50,000	180,000	35,000
ProFund VP Emerging Markets	82,000	594,000	292,000	136,000	475,000	78,000

382 :: Notes to Financial Statements :: December 31, 2020

Fund Name	Canadian Imperial Bank of Canada 0.01% dated 12/31/20, due 1/4/21(1)	Credit Agricole CIB, 0.03% dated 12/31/20, due 1/4/21(2)	HSBC Securities (USA), Inc., 0.005% dated 12/31/20, due 1/4/21(3)	RBC Capital Markets, LLC, 0.01% dated 12/31/20, due 1/4/21(4)	Societe’ Generale, 0.02% dated 12/31/20, due 1/4/21(5)	UMB Bank N.A., 0.005% dated 12/31/20, due 1/4/21(6)
ProFund VP Falling U.S. Dollar	$66,000	$475,000	$234,000	$108,000	$380,000	$63,000
ProFund VP Financials	14,000	104,000	51,000	24,000	83,000	16,000
ProFund VP Government Money Market	1,883,000	13,452,000	6,618,000	3,094,000	10,762,000	1,626,000
ProFund VP Health Care	62,000	445,000	219,000	102,000	356,000	55,000
ProFund VP Industrials	23,000	167,000	82,000	38,000	133,000	23,000
ProFund VP International	278,000	1,994,000	980,000	457,000	1,594,000	251,000
ProFund VP Internet	5,000	41,000	20,000	9,000	33,000	8,000
ProFund VP Japan	543,000	3,879,000	1,908,000	892,000	3,103,000	471,000
ProFund VP Large-Cap Growth	6,000	43,000	21,000	10,000	34,000	7,000
ProFund VP Large-Cap Value	1,000	13,000	6,000	3,000	10,000	5,000
ProFund VP Mid-Cap	546,000	3,904,000	1,920,000	896,000	3,124,000	478,000
ProFund VP Mid-Cap Growth	1,000	11,000	5,000	2,000	8,000	4,000
ProFund VP Mid-Cap Value	—	5,000	2,000	1,000	4,000	2,000
ProFund VP Nasdaq-100	2,541,000	18,161,000	8,935,000	4,177,000	14,528,000	2,199,000
ProFund VP Oil & Gas	12,000	92,000	45,000	21,000	74,000	14,000
ProFund VP Pharmaceuticals	9,000	70,000	34,000	16,000	56,000	10,000
ProFund VP Precious Metals	1,813,000	12,963,000	6,377,000	2,981,000	10,370,000	1,572,000
ProFund VP Real Estate	2,000	20,000	10,000	4,000	16,000	5,000
ProFund VP Rising Rates Opportunity	216,000	1,555,000	764,000	357,000	1,243,000	198,000
ProFund VP Semiconductor	18,000	128,000	63,000	29,000	102,000	18,000
ProFund VP Short Dow 30	—	4,000	1,000	—	3,000	8,000
ProFund VP Short Emerging Markets	18,000	133,000	64,000	29,000	106,000	26,000
ProFund VP Short International	32,000	238,000	116,000	53,000	190,000	37,000
ProFund VP Short Mid-Cap	4,000	31,000	15,000	7,000	25,000	7,000
ProFund VP Short Nasdaq-100	253,000	1,812,000	890,000	414,000	1,449,000	230,000
ProFund VP Short Small-Cap	55,000	398,000	195,000	90,000	318,000	55,000
ProFund VP Small-Cap	564,000	4,038,000	1,985,000	927,000	3,229,000	495,000
ProFund VP Small-Cap Value	1,000	12,000	6,000	2,000	10,000	5,000
ProFund VP Technology	21,000	152,000	75,000	35,000	122,000	20,000
ProFund VP Telecommunications	5,000	41,000	20,000	9,000	33,000	8,000
ProFund VP UltraBull	243,000	1,742,000	856,000	400,000	1,394,000	218,000
ProFund VP UltraMid-Cap	275,000	1,972,000	969,000	452,000	1,578,000	248,000
ProFund VP UltraNasdaq-100	5,453,000	38,965,000	19,170,000	8,961,000	31,171,000	4,714,000
ProFund VP UltraShort Dow 30	—	2,000	1,000	—	1,000	2,000
ProFund VP UltraShort Nasdaq-100	9,000	72,000	34,000	16,000	57,000	17,000
ProFund VP UltraSmall-Cap	696,000	4,982,000	2,451,000	1,144,000	3,986,000	610,000
ProFund VP U.S. Government Plus	708,000	5,070,000	2,494,000	1,164,000	4,056,000	620,000
ProFund VP Utilities	10,000	75,000	37,000	17,000	60,000	11,000
	$17,969,000	$128,623,000	$63,263,000	$29,548,000	$102,890,000	$15,773,000

Each repurchase agreement was fully collateralized by U.S. government and/or agency securities as of December 31, 2020 as follows:

(1)	U.S. Treasury Notes, 0.25%, due 5/31/25, total value $18,333,298.
(2)	U.S. Treasury Notes, 2.625%, due 3/31/25, total value $131,253,476.
(3)	U.S. Treasury Notes, 2.375% to 7.875%, due 2/15/21 to 5/15/27, which had an aggregate value of $64,533,486.
(4)	U.S. Treasury Notes, 2.75%, due 2/15/24, total value $30,143,806.
(5)	U.S. Treasury Notes, 2.00% to 2.75%, due 7/31/22 to 11/15/23, which had an aggregate value of $104,958,286.
(6)	Federal Farm Credit Banks, 2.37% to 2.875%, due 12/21/23 to 2/27/24, Federal Home Loan Banks, 1.875% to 3.375%, due 12/8/23 to 3/8/24, U.S. Treasury Notes, 2.25%, due 1/31/24, which had an aggregate value of $16,164,184.

Depositary Receipts

Each ProFund VP, other than the ProFund VP Government Money Market, may invest in American Depositary Receipts (“ADRs”), New York Shares (“NYSs”) and Global Depositary Receipts (“GDRs”). ADRs represent the right to receive securities of foreign issuers deposited in a bank or corresponding bank. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter (“OTC”), are issued by domestic banks. NYSs (or “direct shares”) are foreign stocks denominated in U.S. dollars that trade on American exchanges without being converted to ADRs. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world.

December 31, 2020 :: Notes to Financial Statements :: 383

The ProFunds VP may invest in both sponsored and unsponsored depositary receipts. Certain depositary receipts, typically those designated as “unsponsored”, require the holders thereof to bear most of the costs of such facilities, while issuers of “sponsored” facilities normally pay more of the cost thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Real Estate Investment Trusts

Each ProFund VP (other than the Non-Equity ProFunds VP and the ProFund VP Government Money Market) may invest in real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Equity REITs invest primarily in real property while mortgage REITs invest in constructions, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REITs, the creditworthiness of the issuer, property taxes, interest rates, and tax regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and the possibility of failing to maintain exempt status under the 1940 Act. Certain distributions received from REITs during the year are recorded as realized gains or return of capital when such information becomes known.

Derivative Instruments

In seeking to achieve each ProFund VP’s investment objective, the Advisor uses a mathematical approach to investing. Using this approach, the Advisor determines the type, quantity and mix of investment positions. Certain ProFunds VP may obtain investment exposure through derivative instruments such as futures contracts, forward currency contracts and swap agreements, that a ProFund VP should hold to approximate the daily performance, inverse performance, or multiple thereof, as applicable, of its benchmark. All derivative instruments held during the year ended December 31, 2020, were utilized to gain exposure or inverse exposure to each ProFund VP’s benchmark (e.g., index, etc.) to meet its investment objective.

Each non-money market ProFund VP, other than the Classic ProFunds VP, the Sector ProFunds VP and the ProFund VP Falling U.S. Dollar, does not seek to achieve its investment objective over a period of time greater than a single day.

All open derivative positions at year end are reflected on each respective ProFund VP’s Schedule of Portfolio Investments. The volume associated with derivative positions varies on a daily basis as each ProFund VP transacts in derivative contracts in order to achieve the appropriate exposure, as expressed in notional amount (contract value for forward currency contracts), in comparison to net assets consistent with each ProFund VP’s investment objective.

Certain ProFunds VP utilized a varying level of derivative instruments in conjunction with the investment securities to meet their investment objective during the year ended December 31, 2020. With the exception of the ProFunds VP listed below, the notional amount of open derivative positions relative to each ProFund VP’s net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year. The volume associated with derivative positions in the ProFund VP Banks, ProFund VP Semiconductor, and ProFund VP Small Cap was 14%, 11%, and 12%, respectively, based on average monthly notional amounts in comparison to net assets during the year ended December 31, 2020.

In connection with its management of certain series of the Trust included in this report (ProFund VP UltraShort Dow 30 and ProFund VP UltraShort Nasdaq-100 (the “Commodity Pools”)), the Advisor is registered as a commodity pool operator (a “CPO”) and the Commodity Pools are commodity pools under the Commodity Exchange Act (the “CEA”). The Advisor also registered as a commodity trading advisor (a “CTA”) under the CEA as a result of its role as subadvisor to funds outside the Trust. Accordingly, the Advisor is subject to registration and regulation as a CPO and CTA under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools’ total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools’ operations and expenses.

The following is a description of the derivative instruments utilized by the ProFunds VP, including certain risks related to each instrument type.

Futures Contracts

Each non-money market ProFund VP may purchase or sell futures contracts as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

Each ProFund VP generally engages in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short

384 :: Notes to Financial Statements :: December 31, 2020

position (futures contract sold), there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether a ProFund VP realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of a ProFund VP’s loss from an unhedged short position in futures contracts is potentially unlimited and investors may lose the amount that they invest plus any profits recognized on that investment. Each ProFund VP will engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, each ProFund VP will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 10% of the contract amount for equity index futures and in the range of approximately 1% to 3% of the contract amount for treasury futures (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the ProFund VP upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the asset underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a ProFund VP may elect to close its position by taking an opposite position, which will operate to terminate the ProFund VP’s existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each ProFund VP intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund VP to substantial losses. If trading is not possible, or if a ProFund VP determines not to close a futures position in anticipation of adverse price movements, the ProFund VP will be required to make daily cash payments of variation margin. The risk that the ProFund VP will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a ProFund VP.

Forward Currency Contracts

The ProFund VP Falling U.S. Dollar may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

It is possible that, under certain circumstances, this ProFund VP may have to limit its currency transactions to qualify as a “regulated investment company” (“RIC”) under the Internal Revenue Code. The ProFund VP Falling U.S. Dollar does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the ProFund VP Falling U.S. Dollar may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If this ProFund VP engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the ProFund VP Falling U.S. Dollar engages in offsetting transactions it will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the ProFund VP Falling U.S. Dollar enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the ProFund VP will realize a gain to the extent that the price of ProFund VP currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the ProFund VP will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The ProFund VP Falling U.S. Dollar collateralizes forward currency contracts with cash and certain securities as indicated on the Statement of Assets and Liabilities and the Schedule of Portfolio Investments, respectively. Such collateral is held for the benefit of the counterparty in a segregated tri-party account at the custodian, to protect the counterparty against non-payment by the respective ProFund VP. Similarly, the ProFund VP Falling U.S. Dollar has sought to mitigate credit risk by generally requiring that the counterparties to the ProFund VP post collateral for the benefit of the ProFund VP in a segregated account at the custodian, marked to market daily, in an amount equal to what the counterparty owes the ProFund VP, subject to certain minimum thresholds. In the event of a default by the counterparty, the ProFund VP will seek withdrawal of this collateral from the segregated account and may incur certain costs exercising its right with respect to the collateral. If a counterparty becomes bankrupt or fails to perform its obligations, the ProFund VP Falling U.S. Dollar may experience

December 31, 2020 :: Notes to Financial Statements :: 385

significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFund VP Falling U.S. Dollar may obtain only limited recovery or may obtain no recovery in such circumstances. The ProFund VP Falling U.S. Dollar will enter into forward currency contracts only with financial institutions that meet the credit quality standards and monitoring policies established by the Advisor. As of December 31, 2020, there was no collateral posted by counterparties.

Swap Agreements

Each non-money market ProFund VP may enter into swap agreements to gain exposure to an underlying asset without actually purchasing such asset (or shorting such asset), or to hedge a position, including in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular pre-determined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index or group of securities.

On a typical long swap, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., securities comprising the relevant benchmark index), plus the dividends or interest that would have been received on those assets. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets, plus, in certain circumstances, commissions or trading spreads on the notional amount. Therefore, the return to the ProFund VP on any swap agreement should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the ProFund VP on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities. Some ProFunds VP may also enter into swap agreements that provide the opposite return of their benchmark or security (“short” the benchmark or security). Their operations are similar to that of the swaps disclosed above except that the counterparty pays interest to each ProFund VP on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, each ProFund VP will agree to pay to the counterparty commissions or trading spreads on the notional amount.

Most swap agreements entered into by a ProFund VP calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a ProFund VP’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). When investing in index swap agreements, the ProFunds VP may hold or gain exposure to only a representative sample of securities in the index, or to a component of the index.

A ProFund VP’s current obligations under a swap agreement, will be accrued daily (offset against any amounts owed to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash and/or securities determined to be liquid, but typically no payments will be made until the settlement date. Each ProFund VP reserves the right to modify its asset segregation policies in the future, including modifications to comply with any changes in the positions articulated by the SEC or its staff regarding asset segregation. Swap agreements that cannot be terminated of in the ordinary course of business within seven days at approximately the amount a ProFund VP has valued the asset may be considered to be illiquid for purposes of a ProFund VP’s illiquid investment limitations.

A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a ProFund VP will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the ProFund VP’s rights as a creditor. A ProFund VP will only enter into swap agreements with counterparties that meet the ProFund VP’s standard of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the ProFund VP’s repurchase agreement guidelines). The counterparty to an uncleared swap agreement will typically be a major, global financial institution.

Payments may be made at the conclusion of a swap agreement. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund VP is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund VP’s risk of loss consists of the net amount of payments that such ProFund VP is contractually entitled to receive, if any. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be earmarked or segregated by a ProFund VP’s custodian.

In the normal course of business, a ProFund VP enters into International Swap Dealers Association, Inc. (“ISDA”) agreements with certain counterparties for derivative transactions. These agreements contain, among other conditions, events of default and termination events, and various covenants and representations. Certain of the ProFund VP’s ISDA agreements contain provisions that require the ProFund VP to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the ProFund VP’s NAV over specific periods of time, which may or may not be exclusive of redemptions. If the ProFund VP were to trigger such provisions and have open derivative positions, at that time counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA

386 :: Notes to Financial Statements :: December 31, 2020

agreements, the ProFund VP will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. Such collateral is held for the benefit of the counterparty in a segregated tri-party account at the custodian, to protect the counterparty against non-payment by the respective ProFund VP. The ProFunds VP seek to mitigate risks by generally requiring that the counterparties for each ProFund VP agree to post collateral for the benefit of the ProFund VP, marked to market daily, in an amount approximately equal to what the counterparty owes the ProFund VP, subject to certain minimum thresholds, although the ProFunds VP may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the ProFunds VP will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. As of December 31, 2020, the collateral posted by counterparties consisted of U.S. Treasury securities and cash.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to and in some cases different from those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. The Advisor, under the supervision of the Trust’s Board of Trustees, is responsible for determining and monitoring the liquidity of a ProFund VP’s transactions in swap agreements.

Offsetting Assets and Liabilities

The ProFunds VP are subject to master netting agreements for swap agreements and forward currency contracts that allow for amounts owed between the ProFund VP and the counterparty to be netted upon early termination. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties.

As described above, the ProFunds VP utilize derivative instruments to achieve their investment objective during the year. The amounts shown in the Statements of Assets and Liabilities generally do not take into consideration the effects of legally enforceable master netting agreements.

Summary of Derivative Instruments

The following table summarizes the fair values of derivative instruments on the ProFund VP’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2020.

	Assets			Liabilities
Fund	Variation Margin on Futures Contracts*	Unrealized Gain on Swap Agreements	Unrealized Appreciation on Forward Currency Contracts	Variation Margin on Futures Contracts*	Unrealized Loss on Swap Agreements	Unrealized Depreciation on Forward Currency Contracts
Equity Risk Exposure:
ProFund VP Banks	$—	$865	$—	$—	$—	$—
ProFund VP Basic Materials	—	4,977	—	—	—	—
ProFund VP Bear	—	—	—	12,695	10,297	—
ProFund VP Biotechnology	—	—	—	—	9,169	—
ProFund VP Bull	224,091	86,488	—	—	—	—
ProFund VP Consumer Goods	—	7,449	—	—	—	—
ProFund VP Consumer Services	—	8,517	—	—	—	—
ProFund VP Dow 30	—	6,386	—	—	—	—
ProFund VP Emerging Markets	—	9,104	—	—	—	—
ProFund VP Financials	—	11,754	—	—	—	—
ProFund VP Health Care	—	25,811	—	—	—	—
ProFund VP Industrials	—	1,852	—	—	—	—
ProFund VP International	—	—	—	—	6,819	—
ProFund VP Internet	—	—	—	—	5,460	—
ProFund VP Japan	273,101	2,094	—	—	—	—
ProFund VP Mid-Cap	16,956	—	—	—	10,792	—
ProFund VP Nasdaq-100	207,849	172,544	—	—	—	—
ProFund VP Oil & Gas	—	—	—	—	3,138	—
ProFund VP Pharmaceuticals	—	8,542	—	—	—	—
ProFund VP Precious Metals	—	9,544	—	—	1,096	—
ProFund VP Real Estate	—	1,510	—	—	—	—
ProFund VP Semiconductor	—	8,830	—	—	—	—
ProFund VP Short Dow 30	—	—	—	—	107	—
ProFund VP Short Emerging Markets	—	—	—	—	13,642	—
ProFund VP Short International	—	826	—	—	—	—
ProFund VP Short Mid-Cap	—	61	—	—	141	—

December 31, 2020 :: Notes to Financial Statements :: 387

	Assets			Liabilities
Fund	Variation Margin on Futures Contracts*	Unrealized Gain on Swap Agreements	Unrealized Appreciation on Forward Currency Contracts	Variation Margin on Futures Contracts*	Unrealized Loss on Swap Agreements	Unrealized Depreciation on Forward Currency Contracts
ProFund VP Short Nasdaq-100	$—	$—	$—	$62,482	$13,772	$—
ProFund VP Short Small-Cap	—	8,054	—	3,664	1,958	—
ProFund VP Small-Cap	—	—	—	—	126,732	—
ProFund VP Technology	—	4,987	—	—	—	—
ProFund VP Telecommunications	—	23	—	—	—	—
ProFund VP UltraBull	29,597	111,613	—	—	—	—
ProFund VP UltraMid-Cap	—	—	—	—	21,055	—
ProFund VP UltraNasdaq-100	270,203	1,128,423	—	—	—	—
ProFund VP UltraShort Dow 30	—	—	—	—	88	—
ProFund VP UltraShort Nasdaq-100	—	—	—	—	1,581	—
ProFund VP UltraSmall-Cap	21,246	—	—	—	375,307	—
ProFund VP Utilities	—	9,893	—	—	—	—

Foreign Exchange Rate Risk Exposure:
ProFund VP Falling U.S. Dollar	—	—	13,769	—	—	—

Interest Rate Risk Exposure:
ProFund VP Rising Rates Opportunity	—	—	—	—	19,774	—
ProFund VP U.S. Government Plus	—	58,760	—	—	—	—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Portfolio Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table presents the effect of derivative instruments on the ProFund VP’s Statement of Operations, categorized by risk exposure, for the year ended December 31, 2020.

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations			Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized as a Result from Operations
Fund	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains (Losses) on Swap Agreements	Net Realized Gains (Losses) on Forward Currency Contracts	Change in Net Unrealized Appreciation/ Depreciation on Futures Contracts	Change in Net Unrealized Appreciation/ Depreciation on Swap Agreements	Change in Net Unrealized Appreciation/ Depreciation on Forward Currency Contracts
Equity Risk Exposure:
ProFund VP Banks	$—	$(102,900)	$—	$—	$(423)	$—
ProFund VP Basic Materials	—	(51,293)	—	—	3,013	—
ProFund VP Bear	(121,379)	(1,523,053)	—	2,038	(17,347)	—
ProFund VP Biotechnology	—	29,873	—	—	11,323	—
ProFund VP Bull	1,417,442	875,158	—	68,489	124,196	—
ProFund VP Consumer Goods	—	130,105	—	—	7,228	—
ProFund VP Consumer Services	—	193,507	—	—	2,912	—
ProFund VP Dow 30	—	70,081	—	—	7,638	—
ProFund VP Emerging Markets	—	239,246	—	—	27,596	—
ProFund VP Financials	—	(22,751)	—	—	9,030	—
ProFund VP Health Care	—	194,964	—	—	32,979	—
ProFund VP Industrials	—	(71,940)	—	—	4,301	—
ProFund VP International	—	295,215	—	—	13,230	—
ProFund VP Internet	—	184,525	—	—	(4,709)	—
ProFund VP Japan	1,213,763	18,938	—	259,503	2,094	—
ProFund VP Mid-Cap	(488,168)	1,429,836	—	(8,931)	(13,030)	—
ProFund VP Nasdaq-100	3,130,267	13,382,092	—	(202,870)	278,035	—
ProFund VP Oil & Gas	—	(160,711)	—	—	(1,589)	—
ProFund VP Pharmaceuticals	—	18,559	—	—	12,575	—
ProFund VP Precious Metals	—	3,558,430	—	—	(1,457,345)	—
ProFund VP Real Estate	—	(84,291)	—	—	(2,250)	—
ProFund VP Semiconductor	—	38,749	—	—	10,136	—
ProFund VP Short Dow 30	—	(62,897)	—	—	(152)	—
ProFund VP Short Emerging Markets	—	(573,184)	—	—	(20,260)	—

388 :: Notes to Financial Statements :: December 31, 2020

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations			Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized as a Result from Operations
Fund	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains (Losses) on Swap Agreements	Net Realized Gains (Losses) on Forward Currency Contracts	Change in Net Unrealized Appreciation/ Depreciation on Futures Contracts	Change in Net Unrealized Appreciation/ Depreciation on Swap Agreements	Change in Net Unrealized Appreciation/ Depreciation on Forward Currency Contracts
ProFund VP Short International	$—	$(304,709)	$—	$—	$(1,131)	$—
ProFund VP Short Mid-Cap	—	123,744	—	—	(6)	—
ProFund VP Short Nasdaq-100	(250,116)	(455,940)	—	(57,344)	(45,883)	—
ProFund VP Short Small-Cap	(26,805)	(225,847)	—	1,643	6,262	—
ProFund VP Small-Cap	8,691	558,419	—	(7,409)	(126,911)	—
ProFund VP Technology	—	299,637	—	—	1,836	—
ProFund VP Telecommunications	—	(910)	—	—	(7)	—
ProFund VP UltraBull	(585,587)	(3,971,302)	—	29,597	195,460	—
ProFund VP UltraMid-Cap	92,529	(1,051,329)	—	(7,060)	(25,044)	—
ProFund VP UltraNasdaq-100	366,407	54,213,585	—	(458,823)	1,634,014	—
ProFund VP UltraShort Dow 30	—	111,234	—	—	(114)	—
ProFund VP UltraShort Nasdaq-100	2,859	3,205,481	—	—	(10,802)	—
ProFund VP UltraSmall-Cap	(232,358)	2,912,616	—	4,214	(360,607)	—
ProFund VP Utilities	—	(173,922)	—	—	(6,199)	—

Foreign Exchange Rate Risk Exposure:
ProFund VP Falling U.S. Dollar	—	—	31,832	—	—	10,007

Interest Rate Risk Exposure:
ProFund VP Rising Rates Opportunity	9,489	(1,450,904)	—	—	(129,318)	—
ProFund VP U.S. Government Plus	(39,293)	2,095,799	—	11	333,644	—

Asset (Liability) amounts shown in the table below represent amounts owed to (by) the ProFunds VP for swap agreements and forward currency contracts as of December 31, 2020. These amounts may be collateralized by cash or financial instruments, segregated for the benefit of the ProFunds VP or the counterparties, depending on whether the related contracts are in an appreciated or depreciated position at year end. Amounts shown in the column labeled “Net Amount” represent the un-collateralized portions of these amounts at year end. Any un-collateralized amounts are due to timing differences related to market movements or subject to certain minimum thresholds for collateral movement, as further described above.

	Gross Amounts Not Offset in the Statement of Assets and Liabilities*
	Gross Asset (Liability) as presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
ProFund VP Banks
Swap Agreements — Goldman Sachs International	$865	$—	$—	$865
ProFund VP Basic Materials
Swap Agreements — Goldman Sachs International	4,977	—	—	4,977
ProFund VP Bear
Swap Agreements — Goldman Sachs International	(9,885)	9,885	—	—
Swap Agreements — UBS AG	(412)	412	—	—
ProFund VP Biotechnology
Swap Agreements — Goldman Sachs International	(9,169)		—	(9,169)
ProFund VP Bull
Swap Agreements — Goldman Sachs International	73,793	—	—	73,793
Swap Agreements — UBS AG	12,695	—	—	12,695
ProFund VP Consumer Goods
Swap Agreements — Goldman Sachs International	7,449	—	—	7,449
ProFund VP Consumer Services
Swap Agreements — Goldman Sachs International	8,517	—	—	8,517
ProFund VP Dow 30
Swap Agreements — Goldman Sachs International	2,869	—	—	2,869
Swap Agreements — UBS AG	3,517	—	—	3,517

December 31, 2020 :: Notes to Financial Statements :: 389

	Gross Amounts Not Offset in the Statement of Assets and Liabilities*
	Gross Asset (Liability) as presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
ProFund VP Emerging Markets
Swap Agreements — Goldman Sachs International	$7,452	$—	$—	$7,452
Swap Agreements — UBS AG	1,652	—	—	1,652
ProFund VP Falling U.S. Dollar
Forward Currency Contracts — Goldman Sachs International	5,494	—	—	5,494
Forward Currency Contracts — UBS AG	8,275	—	—	8,275
ProFund VP Financials
Swap Agreements — Goldman Sachs International	11,754	—	—	11,754
ProFund VP Health Care
Swap Agreements — Goldman Sachs International	25,811	—	—	25,811
ProFund VP Industrials
Swap Agreements — Goldman Sachs International	1,852	—	—	1,852
ProFund VP International
Swap Agreements — Goldman Sachs International	(3,519)	3,519	—	—
Swap Agreements — UBS AG	(3,300)	3,300	—	—
ProFund VP Internet
Swap Agreements — Goldman Sachs International	(5,460)		—	(5,460)
ProFund VP Japan
Swap Agreements — Goldman Sachs International	2,094	—	—	2,094
ProFund VP Mid-Cap
Swap Agreements — Goldman Sachs International	(719)	719	—	—
Swap Agreements — UBS AG	(10,073)	10,073	—	—
ProFund VP Nasdaq-100
Swap Agreements — Goldman Sachs International	40,622	(2,000)	—	38,622
Swap Agreements — UBS AG	131,922	—	(12,000)	119,922
ProFund VP Oil & Gas
Swap Agreements — Goldman Sachs International	(3,138)	—	—	(3,138)
ProFund VP Pharmaceuticals
Swap Agreements — Goldman Sachs International	8,542	—	—	8,542
ProFund VP Precious Metals
Swap Agreements — Goldman Sachs International	9,544	(9,544)	—	—
Swap Agreements — UBS AG	(1,096)	1,096	—	—
ProFund VP Real Estate
Swap Agreements — Goldman Sachs International	1,510	—	—	1,510
ProFund VP Rising Rates Opportunity
Swap Agreements — Citibank North America	(14,953)	14,953	—	—
Swap Agreements — Societe’ Generale	(4,821)	4,821	—	—
ProFund VP Semiconductor
Swap Agreements — Goldman Sachs International	8,830	—	—	8,830
ProFund VP Short Dow 30
Swap Agreements — Goldman Sachs International	(21)	21	—	—
Swap Agreements — UBS AG	(86)	86	—	—
ProFund VP Short Emerging Markets
Swap Agreements — Goldman Sachs International	(4,467)	4,467	—	—
Swap Agreements — UBS AG	(9,175)	9,175	—	—
ProFund VP Short International
Swap Agreements — Goldman Sachs International	548	—	—	548
Swap Agreements — UBS AG	278	—	—	278
ProFund VP Short Mid-Cap
Swap Agreements — Goldman Sachs International	61	—	—	61
Swap Agreements — UBS AG	(141)	141	—	—
ProFund VP Short Nasdaq-100
Swap Agreements — Goldman Sachs International	(13,026)	13,026	—	—
Swap Agreements — UBS AG	(746)	746	—	—
ProFund VP Short Small-Cap
Swap Agreements — Goldman Sachs International	(1,958)	1,958	—	—
Swap Agreements — UBS AG	8,054	—	—	8,054

390 :: Notes to Financial Statements :: December 31, 2020

	Gross Amounts Not Offset in the Statement of Assets and Liabilities*
	Gross Asset (Liability) as presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
ProFund VP Small-Cap
Swap Agreements — Goldman Sachs International	$(84,075)	$84,075	$—	$—
Swap Agreements — UBS AG	(42,657)	42,657	—	—
ProFund VP Technology
Swap Agreements — Goldman Sachs International	4,987	—	—	4,987
ProFund VP Telecommunications
Swap Agreements — Goldman Sachs International	23	—	—	23
ProFund VP UltraBull
Swap Agreements — Goldman Sachs International	47,996	—	—	47,996
Swap Agreements — UBS AG	63,617	—	—	63,617
ProFund VP UltraMid-Cap
Swap Agreements — Goldman Sachs International	(11,856)	11,856	—	—
Swap Agreements — UBS AG	(9,199)	9,199	—	—
ProFund VP UltraNasdaq-100
Swap Agreements — Goldman Sachs International	387,804	(202,700)	—	185,104
Swap Agreements — UBS AG	740,619	—	(192,024)	548,595
ProFund VP UltraShort Dow 30
Swap Agreements — Goldman Sachs International	(85)		—	(85)
Swap Agreements — UBS AG	(3)		—	(3)
ProFund VP UltraShort Nasdaq-100
Swap Agreements — Goldman Sachs International	(628)	628	—	—
Swap Agreements — UBS AG	(953)	953	—	—
ProFund VP UltraSmall-Cap
Swap Agreements — Goldman Sachs International	(104,848)	104,848	—	—
Swap Agreements — UBS AG	(270,459)	270,459	—	—
ProFund VP U.S. Government Plus
Swap Agreements — Citibank North America	36,685	—	—	36,685
Swap Agreements — Societe’ Generale	22,075	—	—	22,075
ProFund VP Utilities
Swap Agreements — Goldman Sachs International	9,893	—	—	9,893

*	The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

**	Financial instruments and cash collateral received are not disclosed on the Statement of Assets and Liabilities because the Fund does not have effective control of the collateral.

Securities Lending:

Each ProFund VP may lend securities to brokers, dealers and financial organizations in exchange for initial collateral in the amount of at least 102% of the value of U.S. dollar-denominated securities loaned or at least 105% of the value of non-U.S. dollar-denominated securities loaned, marked to market daily. Each security loaned will be secured continuously by collateral in the form of cash, money market instruments or U.S. Government securities with a market value of at least 100% of the market value of the loaned securities. When a ProFund VP lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the reinvestment of the cash collateral. Any cash collateral received by the ProFund VP in connection with these loans may be reinvested in a variety of short-term investments. Any non-cash collateral received by the ProFund VP in connection with these loans may not be sold or pledged by the ProFund VP and, accordingly, is not reflected in the ProFund VP’s assets and liabilities. The ProFunds VP may incur fees and expenses in connection with the reinvestment of cash collateral. For security loans collateralized by cash, borrowers may be entitled to receive a fee based on the amount of collateral. The ProFunds VP are typically compensated by the difference between the amount earned on the reinvestment of cash collateral and any fees paid to the borrower. Although voting and other rights attendant to securities loaned pass to the borrower, such loans may be recalled so that the securities may be voted by the ProFund VP if a material event affecting the ProFund VP’s investment in the securities on loan is to occur. Security loans are subject to termination by the ProFund VP or the borrower at any time. No securities loan shall be made on behalf of a ProFund VP if, as a result, the aggregate value of all securities loaned by the particular ProFund VP exceeds one-third of the value of such ProFund VP’s total assets (including the value of the collateral received).

Securities lending involves exposure to certain risks, including “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and any fees a ProFund VP has agreed to pay a borrower), operational risk (i.e., the risk of losses resulting from problems in the settlement and the accounting process), legal, counterparty and credit risk. If a securities lending

December 31, 2020 :: Notes to Financial Statements :: 391

counterparty were to default, a ProFund VP would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a ProFund VP’s securities as agreed, the ProFund VP may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a ProFund VP. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market. A ProFund VP could lose money if its short-term reinvestment of the collateral declines in value over the period of the loan. The market value of the loaned securities is determined at the close of each business day of the ProFund VP and any additional required collateral is delivered to the ProFund VP, or excess collateral returned by the ProFund VP, on the next business day.

The following table is a summary of the ProFunds VP’ securities lending transactions as of December 31, 2020:

	Value of Securities on Loan	Value of Cash Collateral Received*
ProFund VP Banks	$20,835	$21,098
ProFund VP Basic Materials	1,217,083	1,236,038
ProFund VP Bull	83,222	84,800
ProFund VP Consumer Goods	4,754	4,900
ProFund VP Consumer Services	34,321	35,697
ProFund VP Europe 30	237,450	242,916
ProFund VP Financials	69,233	71,195
ProFund VP Health Care	55,475	57,377
ProFund VP Industrials	6,943	7,508
ProFund VP Large-Cap Value	48,859	49,737
ProFund VP Mid-Cap Growth	7,459	7,856
ProFund VP Mid-Cap Value	161,773	166,111
ProFund VP Pharmaceuticals	59,841	62,549
ProFund VP Small-Cap	53,147	55,996
ProFund VP Small-Cap Growth	220,650	228,339
ProFund VP Small-Cap Value	142,764	149,943
ProFund VP Telecommunications	511	540
ProFund VP UltraBull	21,204	21,566
ProFund VP UltraMid-Cap	51,074	52,342
ProFund VP UltraSmall-Cap	78,977	83,245

*	Collateral received in the form of cash was reinvested in securities shown in the Collateral for Securities Loaned section of the Schedule of Portfolio Investments.

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date except in the case of depositary receipts, in which case dividends are recorded as soon as such information becomes available. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash, if any, are recorded at the fair value of the securities received. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

Expenses directly attributable to a ProFund VP are charged to that ProFund VP, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliate, are allocated among the respective funds in the Trust and/or affiliate based upon relative net assets or another reasonable basis.

Distributions to Shareholders

Each of the ProFunds VP (except ProFund VP Government Money Market, ProFund VP Real Estate, and ProFund VP U.S. Government Plus) intends to declare and distribute net investment income at least annually, if any. ProFund VP Government Money Market and ProFund VP U.S. Government Plus declare dividends from net investment income daily, if any, and pay dividends on a monthly basis. ProFund VP Real Estate declares and pays dividends from net investment income quarterly, if any. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, distribution reclassification, and equalization), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification. The ProFunds VP may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction

392 :: Notes to Financial Statements :: December 31, 2020

for income tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

Federal Income Taxes

Each of the ProFunds VP intends to continue to qualify each year as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The ProFunds VP intend to make timely distributions in order to avoid tax liability. Accordingly, no provision for federal income taxes is required in the financial statements. The ProFunds VP have a calendar tax year end.

Management of the ProFunds VP has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken and the ProFunds VP are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Other

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as “Fees paid indirectly.”

Expense Reimbursement from a Third Party

During 2018, certain ProFunds VP received a non-recurring reimbursement from a third party relating to expenses that were incurred in a prior year. The corresponding impacts to the respective ProFund VP’s Total Return and Ratios to Average Net Assets in the Financial Highlights are disclosed in a footnote to that ProFund VP’s Financial Highlights.

3. Investment Valuation Summary

The valuation techniques employed by the ProFunds VP, described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These valuation techniques distinguish between market participant assumptions developed based on market data obtained from sources independent of the ProFunds VP (observable inputs) and the ProFunds VPs’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The inputs used for valuing the ProFunds VPs’ investments are summarized in the three broad levels listed below:

•	Level 1–quoted prices in active markets for identical assets

•	Level 2–other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3–significant unobservable inputs (including the ProFunds VPs’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, repurchase agreements are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Security prices are generally valued at their fair value using information provided by a third party pricing service or market quotations or other procedures approved by the Trust’s Board of Trustees. The securities in the portfolio of a non-money market ProFund VP that are listed or traded on a stock exchange or the Nasdaq National Market System (“Nasdaq/NMS”), are valued at the official closing price, if available, or the last sale price, on the exchange or system where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the official closing price, if applicable, on any other exchange or system. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees as described below.

Securities regularly traded in the OTC markets, including securities listed on an exchange, but that are primarily traded OTC other than those traded on the Nasdaq/NMS, are generally valued on the basis of the mean between the bid and asked quotes furnished by dealers actively trading those instruments. Fixed-income securities are generally valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for those instruments. Short-term fixed-income securities maturing in sixty days or less, and of sufficient credit quality, may be valued at amortized cost, which approximates fair value. For the ProFund VP Government Money Market, investments are valued at amortized cost, in accordance with Rule 2a-7 of the 1940 Act. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Derivatives are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Trust’s Board of Trustees. Futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a ProFund VP is determined and are typically categorized as Level 1 in the fair value hierarchy. Swap agreements are generally valued using independent sources and/or agreements with counterparties. Forward currency contracts are valued at their quoted daily prices obtained from an independent pricing service. These valuations are typically categorized as Level 2 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied.

When the Advisor determines that the market price of a security is not readily available or deemed unreliable (e.g., an approved

December 31, 2020 :: Notes to Financial Statements :: 393

pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of such a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded; (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Any such fair valuations will be conducted pursuant to Board-approved fair valuation procedures. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a ProFund VP’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a ProFund VP could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a ProFund VP may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

For the year ended December 31, 2020, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of December 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of equity securities is disclosed on the Schedule of Portfolio Investments for each ProFund VP:

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP Asia 30
Common Stocks	$29,342,596	$—	$—	$—	$29,342,596	$—
Repurchase Agreements	—	—	25,000	—	25,000	—
Total	$29,342,596	$—	$25,000	$—	$29,367,596	$—

ProFund VP Banks
Common Stocks	$3,689,940	$—	$—	$—	$3,689,940	$—
Repurchase Agreements	—	—	46,000	—	46,000	—
Collateral for Securities Loaned	21,098	—	—	—	21,098	—
Swap Agreements	—	—	—	865	—	865
Total	$3,711,038	$—	$46,000	$865	$3,757,038	$865

ProFund VP Basic Materials
Common Stocks	$14,383,572	$—	$—	$—	$14,383,572	$—
Repurchase Agreements	—	—	161,000	—	161,000	—
Collateral for Securities Loaned	1,236,038	—	—	—	1,236,038	—
Swap Agreements	—	—	—	4,977	—	4,977
Total	$15,619,610	$—	$161,000	$4,977	$15,780,610	$4,977

ProFund VP Bear
Repurchase Agreements	$—	$—	$2,335,000	$—	$2,335,000	$—
Futures Contracts	—	(12,695)	—	—	—	(12,695)
Swap Agreements	—	—	—	(10,297)	—	(10,297)
Total	$—	$(12,695)	$2,335,000	$(10,297)	$2,335,000	$(22,992)

ProFund VP Biotechnology
Common Stocks	$59,638,843	$—	$—	$—	$59,638,843	$—
Repurchase Agreements	—	—	1,307,000	—	1,307,000	—
Swap Agreements	—	—	—	(9,169)	—	(9,169)
Total	$59,638,843	$—	$1,307,000	$(9,169)	$60,945,843	$(9,169)

ProFund VP Bull
Common Stocks	$41,441,374	$—	$—	$—	$41,441,374	$—
Repurchase Agreements	—	—	24,704,000	—	24,704,000	—
Collateral for Securities Loaned	84,800	—	—	—	84,800	—
Futures Contracts	—	224,091	—	—	—	224,091
Swap Agreements	—	—	—	86,488	—	86,488
Total	$41,526,174	$224,091	$24,704,000	$86,488	$66,230,174	$310,579

394 :: Notes to Financial Statements :: December 31, 2020

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP Consumer Goods
Common Stocks	$17,987,773	$—	$—	$—	$17,987,773	$—
Repurchase Agreements	—	—	389,000	—	389,000	—
Collateral for Securities Loaned	4,900	—	—	—	4,900	—
Swap Agreements	—	—	—	7,449	—	7,449
Total	$17,992,673	$—	$389,000	$7,449	$18,381,673	$7,449

ProFund VP Consumer Services
Common Stocks	$28,512,464	$—	$—	$—	$28,512,464	$—
Repurchase Agreements	—	—	392,000	—	392,000	—
Collateral for Securities Loaned	35,697	—	—	—	35,697	—
Swap Agreements	—	—	—	8,517	—	8,517
Total	$28,548,161	$—	$392,000	$8,517	$28,940,161	$8,517

ProFund VP Dow 30
Repurchase Agreements	$—	$—	$632,000	$—	$632,000	$—
Swap Agreements	—	—	—	6,386	—	6,386
Total	$—	$—	$632,000	$6,386	$632,000	$6,386

ProFund VP Emerging Markets
Common Stocks	$24,198,960	$—	$—	$—	$24,198,960	$—
Preferred Stocks	350,458	—	—	—	350,458	—
Repurchase Agreements	—	—	1,657,000	—	1,657,000	—
Swap Agreements	—	—	—	9,104	—	9,104
Total	$24,549,418	$—	$1,657,000	$9,104	$26,206,418	$9,104

ProFund VP Europe 30
Common Stocks	$14,707,216	$—	$—	$—	$14,707,216	$—
Collateral for Securities Loaned	242,916	—	—	—	242,916	—
Total	$14,950,132	$—	$—	$—	$14,950,132	$—

ProFund VP Falling U.S. Dollar
Repurchase Agreements	$—	$—	$1,326,000	$—	$1,326,000	$—
Forward Currency Contracts	—	—	—	13,769	—	13,769
Total	$—	$—	$1,326,000	$13,769	$1,326,000	$13,769

ProFund VP Financials
Common Stocks	$26,880,056	$—	$—	$—	$26,880,056	$—
Repurchase Agreements	—	—	292,000	—	292,000	—
Collateral for Securities Loaned	71,195	—	—	—	71,195	—
Swap Agreements	—	—	—	11,754	—	11,754
Total	$26,951,251	$—	$292,000	$11,754	$27,243,251	$11,754

ProFund VP Government Money Market
U.S. Treasury Obligations	$—	$—	$9,999,381	$—	$9,999,381	$—
Repurchase Agreements	—	—	37,435,000	—	37,435,000	—
Total	$—	$—	$47,434,381	$—	$47,434,381	$—

ProFund VP Health Care
Common Stocks	$50,283,049	$—	$—	$—	$50,283,049	$—
Repurchase Agreements	—	—	1,239,000	—	1,239,000	—
Collateral for Securities Loaned	57,377	—	—	—	57,377	—
Swap Agreements	—	—	—	25,811	—	25,811
Total	$50,340,426	$—	$1,239,000	$25,811	$51,579,426	$25,811

ProFund VP Industrials
Common Stocks	$16,449,764	$—	$—	$—	$16,449,764	$—
Repurchase Agreements	—	—	466,000	—	466,000	—
Collateral for Securities Loaned	7,508	—	—	—	7,508	—
Swap Agreements	—	—	—	1,852	—	1,852
Total	$16,457,272	$—	$466,000	$1,852	$16,923,272	$1,852

December 31, 2020 :: Notes to Financial Statements :: 395

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP International
Repurchase Agreements	$—	$—	$5,554,000	$—	$5,554,000	$—
Swap Agreements	—	—	—	(6,819)	—	(6,819)
Total	$—	$—	$5,554,000	$(6,819)	$5,554,000	$(6,819)

ProFund VP Internet
Common Stocks	$26,323,019	$—	$—	$—	$26,323,019	$—
Repurchase Agreements	—	—	116,000	—	116,000	—
Swap Agreements	—	—	—	(5,460)	—	(5,460)
Total	$26,323,019	$—	$116,000	$(5,460)	$26,439,019	$(5,460)

ProFund VP Japan
Repurchase Agreements	$—	$—	$10,796,000	$—	$10,796,000	$—
Futures Contracts	—	273,101	—	—	—	273,101
Swap Agreements	—	—	—	2,094	—	2,094
Total	$—	$273,101	$10,796,000	$2,094	$10,796,000	$275,195

ProFund VP Large-Cap Growth
Common Stocks	$29,640,429	$—	$—	$—	$29,640,429	$—
Repurchase Agreements	—	—	121,000	—	121,000	—
Total	$29,640,429	$—	$121,000	$—	$29,761,429	$—

ProFund VP Large-Cap Value
Common Stocks	$14,566,329	$—	$—	$—	$14,566,329	$—
Repurchase Agreements	—	—	38,000	—	38,000	—
Collateral for Securities Loaned	49,737	—	—	—	49,737	—
Total	$14,616,066	$—	$38,000	$—	$14,654,066	$—

ProFund VP Mid-Cap
Repurchase Agreements	$—	$—	$10,868,000	$—	$10,868,000	$—
Futures Contracts	—	16,956	—	—	—	16,956
Swap Agreements	—	—	—	(10,792)	—	(10,792)
Total	$—	$16,956	$10,868,000	$(10,792)	$10,868,000	$6,164

ProFund VP Mid-Cap Growth
Common Stocks	$21,044,048	$—	$—	$—	$21,044,048	$—
Repurchase Agreements	—	—	31,000	—	31,000	—
Collateral for Securities Loaned	7,856	—	—	—	7,856	—
Total	$21,051,904	$—	$31,000	$—	$21,082,904	$—

ProFund VP Mid-Cap Value
Common Stocks	$12,488,636	$—	$—	$—	$12,488,636	$—
Repurchase Agreements	—	—	14,000	—	14,000	—
Collateral for Securities Loaned	166,111	—	—	—	166,111	—
Total	$12,654,747	$—	$14,000	$—	$12,668,747	$—

ProFund VP Nasdaq-100
Common Stocks	$99,977,133	$—	$—	$—	$99,977,133	$—
Repurchase Agreements	—	—	50,541,000	—	50,541,000	—
Futures Contracts	—	207,849	—	—	—	207,849
Swap Agreements	—	—	—	172,544	—	172,544
Total	$99,977,133	$207,849	$50,541,000	$172,544	$150,518,133	$380,393

ProFund VP Oil & Gas
Common Stocks	$18,234,677	$—	$—	$—	$18,234,677	$—
Repurchase Agreements	—	—	258,000	—	258,000	—
Swap Agreements	—	—	—	(3,138)	—	(3,138)
Total	$18,234,677	$—	$258,000	$(3,138)	$18,492,677	$(3,138)

396 :: Notes to Financial Statements :: December 31, 2020

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP Pharmaceuticals
Common Stocks	$15,865,044	$—	$—	$—	$15,865,044	$—
Repurchase Agreements	—	—	195,000	—	195,000	—
Collateral for Securities Loaned	62,549	—	—	—	62,549	—
Swap Agreements	—	—	—	8,542	—	8,542
Total	$15,927,593	$—	$195,000	$8,542	$16,122,593	$8,542

ProFund VP Precious Metals
Repurchase Agreements	$—	$—	$36,076,000	$—	$36,076,000	$—
Swap Agreements	—	—	—	8,448	—	8,448
Total	$—	$—	$36,076,000	$8,448	$36,076,000	$8,448

ProFund VP Real Estate
Common Stocks	$9,500,108	$—	$—	$—	$9,500,108	$—
Repurchase Agreements	—	—	57,000	—	57,000	—
Swap Agreements	—	—	—	1,510	—	1,510
Total	$9,500,108	$—	$57,000	$1,510	$9,557,108	$1,510

ProFund VP Rising Rates Opportunity
Repurchase Agreements	$—	$—	$4,333,000	$—	$4,333,000	$—
Swap Agreements	—	—	—	(19,774)	—	(19,774)
Total	$—	$—	$4,333,000	$(19,774)	$4,333,000	$(19,774)

ProFund VP Semiconductor
Common Stocks	$10,334,526	$—	$—	$—	$10,334,526	$—
Repurchase Agreements	—	—	358,000	—	358,000	—
Swap Agreements	—	—	—	8,830	—	8,830
Total	$10,334,526	$—	$358,000	$8,830	$10,692,526	$8,830

ProFund VP Short Dow 30
Repurchase Agreements	$—	$—	$16,000	$—	$16,000	$—
Swap Agreements	—	—	—	(107)	—	(107)
Total	$—	$—	$16,000	$(107)	$16,000	$(107)

ProFund VP Short Emerging Markets
Repurchase Agreements	$—	$—	$376,000	$—	$376,000	$—
Swap Agreements	—	—	—	(13,642)	—	(13,642)
Total	$—	$—	$376,000	$(13,642)	$376,000	$(13,642)

ProFund VP Short International
Repurchase Agreements	$—	$—	$666,000	$—	$666,000	$—
Swap Agreements	—	—	—	826	—	826
Total	$—	$—	$666,000	$826	$666,000	$826

ProFund VP Short Mid-Cap
Repurchase Agreements	$—	$—	$89,000	$—	$89,000	$—
Swap Agreements	—	—	—	(80)	—	(80)
Total	$—	$—	$89,000	$(80)	$89,000	$(80)

ProFund VP Short Nasdaq-100
Repurchase Agreements	$—	$—	$5,048,000	$—	$5,048,000	$—
Futures Contracts	—	(62,482)	—	—	—	(62,482)
Swap Agreements	—	—	—	(13,772)	—	(13,772)
Total	$—	$(62,482)	$5,048,000	$(13,772)	$5,048,000	$(76,254)

ProFund VP Short Small-Cap
Repurchase Agreements	$—	$—	$1,111,000	$—	$1,111,000	$—
Futures Contracts	—	(3,664)	—	—	—	(3,664)
Swap Agreements	—	—	—	6,096	—	6,096
Total	$—	$(3,664)	$1,111,000	$6,096	$1,111,000	$2,432

December 31, 2020 :: Notes to Financial Statements :: 397

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP Small-Cap
Common Stocks	$7,303,508	$—	$—	$—	$7,303,508	$—
Trust*	—	—	—	—	—	—
Repurchase Agreements	—	—	11,238,000	—	11,238,000	—
Collateral for Securities Loaned	55,996	—	—	—	55,996	—
Swap Agreements	—	—	—	(126,732)	—	(126,732)
Total	$7,359,504	$—	$11,238,000	$(126,732)	$18,597,504	$(126,732)

ProFund VP Small-Cap Growth
Common Stocks	$22,616,516	$—	$—	$—	$22,616,516	$—
Collateral for Securities Loaned	228,339	—	—	—	228,339	—
Total	$22,844,855	$—	$—	$—	$22,844,855	$—

ProFund VP Small-Cap Value
Common Stocks	$21,807,941	$—	$—	$—	$21,807,941	$—
Repurchase Agreements	—	—	36,000	—	36,000	—
Collateral for Securities Loaned	149,943	—	—	—	149,943	—
Total	$21,957,884	$—	$36,000	$—	$21,993,884	$—

ProFund VP Technology
Common Stocks	$41,579,998	$—	$—	$—	$41,579,998	$—
Repurchase Agreements	—	—	425,000	—	425,000	—
Swap Agreements	—	—	—	4,987	—	4,987
Total	$41,579,998	$—	$425,000	$4,987	$42,004,998	$4,987

ProFund VP Telecommunications
Common Stocks	$6,512,377	$—	$—	$—	$6,512,377	$—
Repurchase Agreements	—	—	116,000	—	116,000	—
Collateral for Securities Loaned	540	—	—	—	540	—
Swap Agreements	—	—	—	23	—	23
Total	$6,512,917	$—	$116,000	$23	$6,628,917	$23

ProFund VP UltraBull
Common Stocks	$12,026,235	$—	$—	$—	$12,026,235	$—
Repurchase Agreements	—	—	4,853,000	—	4,853,000	—
Collateral for Securities Loaned	21,566	—	—	—	21,566	—
Futures Contracts	—	29,597	—	—	—	29,597
Swap Agreements	—	—	—	111,613	—	111,613
Total	$12,047,801	$29,597	$4,853,000	$111,613	$16,900,801	$141,210

ProFund VP UltraMid-Cap
Common Stocks	$8,146,693	$—	$—	$—	$8,146,693	$—
Repurchase Agreements	—	—	5,494,000	—	5,494,000	—
Collateral for Securities Loaned	52,342	—	—	—	52,342	—
Swap Agreements	—	—	—	(21,055)	—	(21,055)
Total	$8,199,035	$—	$5,494,000	$(21,055)	$13,693,035	$(21,055)

ProFund VP UltraNasdaq-100
Common Stocks	$99,665,364	$—	$—	$—	$99,665,364	$—
Repurchase Agreements	—	—	108,434,000	—	108,434,000	—
Futures Contracts	—	270,203	—	—	—	270,203
Swap Agreements	—	—	—	1,128,423	—	1,128,423
Total	$99,665,364	$270,203	$108,434,000	$1,128,423	$208,099,364	$1,398,626

ProFund VP UltraShort Dow 30
Repurchase Agreements	$—	$—	$6,000	$—	$6,000	$—
Swap Agreements	—	—	—	(88)	—	(88)
Total	$—	$—	$6,000	$(88)	$6,000	$(88)

398 :: Notes to Financial Statements :: December 31, 2020

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
ProFund VP UltraShort Nasdaq-100
Repurchase Agreements	$—	$—	$205,000	$—	$205,000	$—
Swap Agreements	—	—	—	(1,581)	—	(1,581)
Total	$—	$—	$205,000	$(1,581)	$205,000	$(1,581)

ProFund VP UltraSmall-Cap
Common Stocks	$8,376,744	$—	$—	$—	$8,376,744	$—
Trust*	—	—	—	—	—	—
Repurchase Agreements	—	—	13,869,000	—	13,869,000	—
Collateral for Securities Loaned	83,245	—	—	—	83,245	—
Futures Contracts	—	21,246	—	—	—	21,246
Swap Agreements	—	—	—	(375,307)	—	(375,307)
Total	$8,459,989	$21,246	$13,869,000	$(375,307)	$22,328,989	$(354,061)

ProFund VP U.S. Government Plus
U.S. Treasury Obligation	$—	$—	$8,008,594	$—	$8,008,594	$—
Repurchase Agreements	—	—	14,112,000	—	14,112,000	—
Swap Agreements	—	—	—	58,760	—	58,760
Total	$—	$—	$22,120,594	$58,760	$22,120,594	$58,760

ProFund VP Utilities
Common Stocks	$32,208,532	$—	$—	$—	$32,208,532	$—
Repurchase Agreements	—	—	210,000	—	210,000	—
Swap Agreements	—	—	—	9,893	—	9,893
Total	$32,208,532	$—	$210,000	$9,893	$32,418,532	$9,893

^	Other financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts, forward currency contracts and swap agreements. These instruments are generally recorded in the financial statements at the unrealized appreciation/(depreciation) on the investment.

*	Ferroglobe Representation and Warranty Insurance Trust was valued at $0 and categorized as Level 2 within the fair value hierarchy.

4. Fees and Transactions with Affiliates and Other Parties

The ProFunds VP have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFunds VP (excluding ProFund VP U.S. Government Plus) each pay the Advisor a fee at an annualized rate of 0.75% of the average daily net assets of each respective ProFund VP. The ProFund VP U.S. Government Plus pays the Advisor a fee at an annualized rate of 0.50% of its average daily net assets.

In addition, subject to the condition that the aggregate daily net assets of the Trust and Access One Trust, another investment company advised by the Advisor, be equal to or greater than $10 billion, the Advisor has agreed to the following fee reductions with respect to each individual ProFund VP: 0.025% of the ProFund VP’s daily net assets in excess of $500 million to $1 billion, 0.05% of the ProFund VP’s daily net assets in excess of $1 billion to $2 billion, and 0.075% of the ProFund VP’s net assets in excess of $2 billion. During the year ended December 31, 2020, no Fund’s annual investment advisory fee was subject to such reductions.

Citi Fund Services Ohio, Inc. (“Citi”) acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the Trust’s and Access One Trust’s aggregate average net assets at a tier rate ranging from 0.00375% to 0.05%, and a base fee for certain filings. Administration fees also include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program.

Citi also acts as fund accounting agent for the Trust. For these services, the Trust pays Citi an annual fee based on the Trust’s and Access One Trust’s aggregate average net assets at a tier rate ranging from 0.00375% to 0.03%, a base fee, and reimbursement of certain expenses.

FIS Investor Services LLC (“FIS”) acts as transfer agent for the Trust. For these services, the Trust pays FIS a base fee, service charges, fees based on the number of VP Funds, and reimbursement of certain expenses.

ProFunds Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Advisor, serves as the Trust’s distributor. Under a Distribution and Shareholder Services Plan, adopted by the Trust’s Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each ProFund VP may pay financial intermediaries such as broker-dealers, insurance companies and the Distributor up to 0.25%, on an annualized basis, of the average daily net assets as compensation for the distribution-related activities and/or shareholder services.

Distribution Fees were suspended throughout the year ended December 31, 2020 for ProFund VP Government Money Market to maintain a more competitive net yield. If ProFund VP Government Money Market had paid an amount equal to 0.25%

December 31, 2020 :: Notes to Financial Statements :: 399

of its average daily net assets, the Distribution Fees would have been $254,558 for the year ended December 31, 2020. The Distributor may reinstate all or a portion of the Distribution Fees for ProFund VP Government Money Market at any time.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP pays the Advisor a fee at the annual rate of 0.10% of its average daily net assets.

The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with certain insurance companies, pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. For these services, the ProFunds VP may pay the insurance companies administrative services fees, a monthly/quarterly fee equal on an annual basis of up to 0.35% of their average daily net assets as reflected on the Statement of Operations as “Administrative services fees.” Throughout the year ended December 31, 2020, the administrative services fees of ProFund VP Government Money Market were suspended to maintain a more competitive net yield. If ProFund VP Government Money Market had paid an amount equal to the full amount per the administrative services agreements, the administrative services fees would have been $94,544 for the year ended December 31, 2020. All or a portion of the Administrative services fees of ProFund VP Government Money Market may be reinstated at any time.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust’s Chief Compliance Officer, such Officers and Trustee receive no compensation from the ProFunds VP for serving in their respective roles. The Trust, together with affiliated Trusts, pays each Independent Trustee compensation for his services at an annual rate of $185,000. Independent Trustees also receive $10,000 for attending each regularly quarterly in-person meeting, $3,000 for attending each special meeting, and $3,000 for attending each telephonic meeting. During the year ended December 31, 2020, actual Trustee compensation was $684,000 in aggregate from the Trust and affiliated trusts. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the ProFunds VP reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statement of Operations as “Compliance services fees.”

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the ProFunds VP in order to limit the annual operating expenses (exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses) to an annualized rate of 1.35% of the average daily net assets of ProFund VP Government Money Market, 1.38% of the average daily net assets of ProFund VP U.S. Government Plus and 1.68% of the average daily net assets of each other ProFund VP. These expense limitations remain in effect until at least April 30, 2021.

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the contractual period; however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement. Any amounts recouped by the Advisor during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of December 31, 2020, the recoupments that may potentially be made by the ProFunds VP are as follows:

	Expires 4/30/21	Expires 4/30/22	Expires 4/30/23	Expires 4/30/24	Total
ProFund VP Asia 30	$—	$—	$18,510	$535	$19,045
ProFund VP Banks	—	4,733	1,693	2,161	8,587
ProFund VP Basic Materials	—	—	3,103	4,446	7,549
ProFund VP Bear	—	—	3,486	2,861	6,347
ProFund VP Bull	—	—	—	17,082	17,082
ProFund VP Consumer Goods	—	8,850	4,224	8,884	21,958
ProFund VP Consumer Services	—	—	7,673	14,204	21,877
ProFund VP Emerging Markets	—	—	15,518	7,897	23,415
ProFund VP Europe 30	—	—	16,387	8,350	24,737
ProFund VP Falling U.S. Dollar	12,218	19,462	18,517	3,531	53,728
ProFund VP Financials	—	—	3,681	11,668	15,349
ProFund VP Health Care	—	9,809	15,276	22,119	47,204
ProFund VP Industrials	—	4,776	3,818	7,226	15,820
ProFund VP Internet	—	—	1,924	4,553	6,477
ProFund VP Japan	—	—	1,507	3,988	5,495
ProFund VP Large-Cap Growth	—	9,112	12,749	14,563	36,424
ProFund VP Large-Cap Value	—	5,713	11,285	10,261	27,259
ProFund VP Mid-Cap Growth	266	12,517	10,197	12,760	35,740
ProFund VP Mid-Cap Value	7,624	4,250	12,202	8,838	32,914
ProFund VP Nasdaq-100	—	—	28,125	51,492	79,617
ProFund VP Oil & Gas	—	—	2,652	10,668	13,320
ProFund VP Pharmaceuticals	—	—	2,852	4,972	7,824
ProFund VP Precious Metals	—	—	6,776	16,829	23,605
ProFund VP Real Estate	—	2,890	5,955	6,702	15,547

400 :: Notes to Financial Statements :: December 31, 2020

	Expires 4/30/21	Expires 4/30/22	Expires 4/30/23	Expires 4/30/24	Total
ProFund VP Rising Rates Opportunity	$—	$—	$2,065	$—	$2,065
ProFund VP Semiconductor	—	—	—	1,280	1,280
ProFund VP Short Dow 30	122	—	—	66	188
ProFund VP Short Emerging Markets	—	—	—	456	456
ProFund VP Short International	—	—	268	—	268
ProFund VP Short Mid-Cap	—	—	—	213	213
ProFund VP Short Nasdaq-100	—	—	4,821	1,286	6,107
ProFund VP Short Small-Cap	—	—	917	2,120	3,037
ProFund VP Small-Cap	—	—	4,240	12,022	16,262
ProFund VP Small-Cap Growth	—	4,569	9,699	8,078	22,346
ProFund VP Small-Cap Value	—	—	5,909	9,935	15,844
ProFund VP Telecommunications	—	—	2,261	3,951	6,212
ProFund VP UltraMid-Cap	—	2,156	8,112	7,443	17,711
ProFund VP UltraNasdaq-100	—	14,643	85,731	69,718	170,092
ProFund VP UltraShort Nasdaq-100	—	—	626	1,388	2,014
ProFund VP UltraSmall-Cap	—	—	7,809	22,086	29,895
ProFund VP U.S. Government Plus	—	—	8,716	24,606	33,322
ProFund VP Utilities	—	—	13,574	18,660	32,234

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of ProFund VP Government Money Market through April 30, 2021 to the extent necessary to maintain a certain minimum net yield as determined by the Advisor.

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the minimum yield limit period in which they were taken. Such recoupments shall be made monthly, but only to the extent that such recoupments would not cause the ProFund VP Government Money Market’s net yield to fall below the highest previously determined minimum yield, and such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement. Any amounts recouped by the Advisor during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of December 31, 2020, the recoupments that may potentially be made by ProFund VP Government Money Market are as follows:

	Expires 4/30/23	Expires 4/30/24	Total
ProFund VP Government Money Market	$201,617	$360,704	$562,321

5. Securities Transactions

The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2020 were as follows:

	Purchases	Sales
ProFund VP Asia 30	$31,714,349	$38,936,015
ProFund VP Banks	20,206,084	22,032,776
ProFund VP Basic Materials	15,792,167	14,220,343
ProFund VP Biotechnology	41,402,175	39,027,533
ProFund VP Bull	1,398,106	11,425,957
ProFund VP Consumer Goods	21,463,308	19,122,297
ProFund VP Consumer Services	28,802,650	32,439,371
ProFund VP Emerging Markets	20,023,526	22,944,459
ProFund VP Europe 30	9,346,093	12,039,777
ProFund VP Financials	37,191,921	44,343,392
ProFund VP Health Care	26,739,167	29,657,414
ProFund VP Industrials	15,886,156	18,049,901
ProFund VP Internet	25,152,234	23,339,987
ProFund VP Large-Cap Growth	41,215,006	47,847,204
ProFund VP Large-Cap Value	14,023,330	19,669,871
ProFund VP Mid-Cap Growth	31,383,607	34,749,998
ProFund VP Mid-Cap Value	17,459,176	22,356,711
ProFund VP Nasdaq-100	8,188,405	10,638,961
ProFund VP Oil & Gas	22,992,688	22,394,113
ProFund VP Pharmaceuticals	13,095,858	11,837,127
ProFund VP Real Estate	15,321,272	19,371,541
ProFund VP Semiconductor	29,912,102	30,596,840
ProFund VP Small-Cap	2,168,621	1,344,101
ProFund VP Small-Cap Growth	26,153,939	25,135,618

December 31, 2020 :: Notes to Financial Statements :: 401

	Purchases	Sales
ProFund VP Small-Cap Value	$28,305,742	$27,598,098
ProFund VP Technology	67,027,447	70,664,677
ProFund VP Telecommunications	6,611,585	6,217,955
ProFund VP UltraBull	171,677,186	177,352,302
ProFund VP UltraMid-Cap	33,968,710	35,435,244
ProFund VP UltraNasdaq-100	47,881,478	42,712,802
ProFund VP UltraSmall-Cap	2,379,929	4,570,922
ProFund VP Utilities	17,023,411	24,869,944

The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the year ended December 31, 2020 were as follows:

	Purchases	Sales
ProFund VP U.S. Government Plus	$32,582,575	$32,571,406

6. Investment Risks

Some risks apply to all ProFunds VP, while others are specific to the investment strategy of certain ProFunds VP. Each ProFund VP may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the ProFunds VP. The risks are presented in an order intended to facilitate readability, and their order does not imply that the realization of one risk is likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Risks Associated with the Use of Derivatives

Certain ProFunds VP may obtain investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the ProFund VP to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives (e.g., securities in the Index). These risks include counterparty risk, liquidity risk and increased correlation risk. When the ProFund VP uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., securities in the Index) and the derivative, which may prevent the ProFund VP from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the ProFund VP to losses in excess of those amounts initially invested.

Certain ProFunds VP may use a combination of swaps on the Index and swaps on an ETF that is designed to track the performance of the Index. The performance of an ETF may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent the ProFund VP invests in swaps that use an ETF as the reference asset, the ProFund VP may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the ProFund VP only used swaps on the Index.

Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in a ProFund VP’s net assets, the terms of a swap agreement between the ProFund VP and its counterparty may permit the counterparty to immediately close out the transaction with the ProFund VP. In that event, the ProFund VP may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the ProFund VP’s investment objective. This, in turn, may prevent the ProFund VP from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the ProFund VP may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the ProFund VP’s return.

Compounding Risk

Certain ProFunds VP are “geared” funds (“Geared Funds”) in the sense that the ProFund VP has an investment objective to match a multiple, the inverse, or an inverse multiple of the performance of a benchmark on a single day, not for any other period. A “single day” is measured from the time a ProFund VP calculates its net asset value (“NAV”) to the time of the ProFund VP’s next NAV calculation. These Geared Funds are subject to all of the correlation risks described below. In addition, because these ProFunds VP have a single day investment objective, for periods greater than one day, the effect of compounding may cause the performance of a ProFund VP to vary from the benchmark performance (or the inverse of the benchmark performance) times the stated multiple in the ProFund VP objective, as applicable, before accounting for fees and ProFund VP expenses. As explained in greater detail in their Prospectuses, as a result of compounding, Geared Funds are unlikely to provide a simple multiple (e.g. -1x, 2x, or -2x) of a benchmark’s return over periods longer than a single day.

Leverage Risk

Certain ProFunds VP utilize leverage (i.e., obtain investment exposure in excess of their assets) in seeking to achieve their investment objective and will lose more money in market environments adverse to their daily objective than similar funds that do not employ leverage.

Because the ProFunds VP that utilize leverage include either multipliers of 2x or 1.25x (or sometimes the inverse thereof), a single day adverse price movement of more than 50% or 80%, respectively, in a relevant benchmark, could result in the total loss of an investor’s investment.

Active Investor Risk

Each ProFund VP permits short-term trading of its securities. In addition, the Advisor expects a significant portion of the assets invested in a ProFund VP to come from professional money managers and investors who use the ProFund VP as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes

402 :: Notes to Financial Statements :: December 31, 2020

in market conditions, which could increase portfolio turnover, and may result in additional costs for the ProFund VP. In addition, large movements of assets into and out of the ProFund VP may have a negative impact on the ProFund VP’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the ProFund VP’s expense ratio may vary from current estimates or the historical ratio disclosed in the ProFund VP’s prospectus.

Concentration Risk

Certain non-money market ProFunds VP may be subject to concentration risk. Concentration risk results from maintaining concentrated exposure to certain types of issuers, industries, market sectors, countries or geographical regions. A ProFund VP that concentrates its investments will be more susceptible to risks associated with that concentration. With respect to the Sector ProFunds VP, a ProFund VP may have significant exposure to an individual industry that constitutes a significant portion of that ProFund VP’s benchmark. Such a ProFund VP will be more susceptible to the risks associated with that specific industry, which may be different from the risks generally associated with other benchmarks. Each ProFund VP will concentrate its investments in a particular industry or group of industries to approximately the same extent as its benchmark, up to the extent permitted by applicable regulatory guidance. Additionally, certain ProFunds VP that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. These ProFunds VP may be more volatile than a more geographically diversified ProFund VP. The Schedule of Portfolio Investments includes information on each ProFund VP’s holdings, including industry and/or geographical composition, as relevant.

Correlation Risk

There is no guarantee that a ProFund VP will achieve a high degree of correlation with its benchmark. Failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective, and the percentage change of the ProFund VP’s NAV each day may differ, perhaps significantly, from the percentage change of the ProFund VP’s benchmark on such day. This may be due, among other reasons, to the impact of a limited trading market in the underlying component securities on the calculation of the benchmark.

In order to achieve a high degree of correlation with the Index, a ProFund VP seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially under- or overexposed to the Index may prevent the ProFund VP from achieving a high degree of correlation with the Index. Market disruptions or closure, regulatory restrictions, market volatility and other factors will adversely affect the ProFund VP’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the ProFund VP will have perfect leveraged exposure at the end of each day and the likelihood of being materially under- or overexposed is higher on days when the Index level is volatile at or near the close of the trading day.

A number of other factors may adversely affect a ProFund VP’s correlation with its benchmark, including material over- or underexposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a ProFund VP invests. A ProFund VP may not have investment exposure to all securities in its benchmark, or its weighting of investment exposure to stocks or industries may be different from that of the benchmark. In addition, a ProFund VP may invest in securities not included in the benchmark or in financial instruments. Each ProFund VP may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, either of which may negatively affect the ProFund VP’s correlation with its benchmark. A ProFund VP may also be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or underexposed to its benchmark, and may be impacted by index reconstitutions and index rebalancing events. Additionally, a ProFund VP’s underlying holdings or reference assets may trade on markets that may or may not be open on the same day as the ProFund VP. Each ProFund VP (other than the Classic ProFunds VP, the Sector ProFunds VP, ProFund VP Falling U.S. Dollar and ProFund VP Government Money Market) seeks to rebalance its portfolio daily to keep its leveraged, inverse or inverse leveraged exposure to the benchmark consistent with its investment objective. Any of these factors could decrease correlation between the performance of a ProFund VP and may hinder a ProFund VP’s ability to meet its investment objective on or around that day.

Counterparty Risk

A ProFund VP that will invest in financial instruments involving third parties (i.e., counterparties) is subject to counterparty risk. The use of financial instruments, such as swap agreements or futures contracts, involves risks that are different from those associated with ordinary portfolio securities transactions. Certain ProFunds VP will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount they expect to receive from counterparties to financial instruments and repurchase agreements entered into by the ProFunds VP. Each ProFund VP generally structures the agreement such that either party can terminate the contract without penalty prior to the termination date. A ProFund VP may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of an investment in each ProFund VP may decline. A ProFund VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a ProFund VP may obtain only limited recovery or may obtain no recovery in such circumstances.

The ProFunds VP typically enter into transactions with counterparties whose credit rating at the time of the transaction is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by the Advisor to be of comparable quality. These are usually major, global financial institutions. Although the counterparty to an exchange-traded futures contract is often backed by a futures commission merchant (“FCM”) or clearing organization that is further backed by a group of financial institutions, there may be instances in which the FCM or the clearing organization could fail to perform its obligations, causing significant losses to the ProFund VP. For

December 31, 2020 :: Notes to Financial Statements :: 403

example, a ProFund VP could lose margin payments it has deposited with a clearing organization as well as gains owed but not paid to the ProFund VP if the clearing organization becomes insolvent or otherwise fails to perform its obligations.

Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers.

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus (COVID-19)), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such as natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objective which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on the Fund’s performance, resulting in losses to your investment.

Risk that Current Assumptions and Expectations Could Become Outdated As a Result of Global Economic Shocks

The onset of the novel coronavirus (COVID-19) has caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the spread of COVID-19. These actions have had, and likely will continue to have, a severe economic impact on global economies as economic activity in some instances has essentially ceased. Financial markets across the globe are experiencing severe distress at least equal to what was experienced during the global financial crisis in 2008. In March 2020, U.S. equity markets entered a bear market in the fastest such move in the history of U.S. financial markets. Contemporaneous with the onset of the COVID-19 pandemic in the US, oil experienced shocks to supply and demand, impacting the price and volatility of oil. The global economic shocks being experienced as of the date hereof may cause the underlying assumptions and expectations of the Fund to become outdated quickly or inaccurate, resulting in significant losses.

Debt Instruments Risk

The ProFunds VP may invest in, or seek exposure to, debt instruments. Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the fixed income market. Additionally, the credit quality of the issuer of a debt instrument (including the risk of a potential default) can also affect the price of a debt instrument. The perceived or actual inability of issuers, guarantors, or liquidity providers of debt instruments to make scheduled interest payments can negatively impact the performance of the ProFund VP. Debt instruments may have varying levels of sensitivity to changes in interest rates.

Typically, the price of outstanding debt instruments falls when interest rates rise. Without taking into account other factors, the prices of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as a ProFund VP may be required to reinvest the proceeds received at lower interest rates. These factors may cause the value of an investment in the ProFund VP to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than those issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets. Certain ProFunds VP are inversely correlated to bond prices and will typically respond differently to the above factors than would a ProFund VP positively correlated to bond prices.

Index Performance Risk

Certain ProFunds VP linked to an index will be subject to index performance risk. There is no guarantee or assurance that the methodology used by the third-party provider to create the Index will result in the ProFund VP achieving high, or even positive,

404 :: Notes to Financial Statements :: December 31, 2020

returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. For an Index with exposure to foreign, and especially emerging markets, there may be heightened risks associated with the adequacy and reliability of the information used to calculate the Index, as some foreign markets may have less information available. ProFund Advisors has no ability to assess a third party provider’s due diligence process over index data prior to its use in index computation, construction and/or rebalancing. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index may underperform, and the ProFund VP could lose value, while other indices or measures of market performance increase in value.

Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a ProFund VP invests, the ProFunds VP might not be able to acquire or dispose of certain holdings quickly or at prices that represent true fair value in the judgment of the Advisor. Markets for the securities or financial instruments in which a ProFund VP invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent a ProFund VP from limiting losses, realizing gains, or from achieving a high correlation (or inverse correlation) with its underlying benchmark.

7. Federal Income Tax Information

The tax character of distributions paid to shareholders during the tax years ended, as noted below, were as follows:

	Year Ended December 31, 2020				Year Ended December 31, 2019
	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Gains	Tax Return of Capital	Total Distributions Paid	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Gains	Tax Return of Capital	Total Distributions Paid
ProFund VP Asia 30	$627,243	$1,892,592	$—	$2,519,835	$54,139	$—	$—	$54,139
ProFund VP Banks	92,909	—	—	92,909	67,297	—	—	67,297
ProFund VP Basic Materials	177,560	771,840	—	949,400	39,914	348,798	—	388,712
ProFund VP Bear	18,942	—	—	18,942	3,463	—	—	3,463
ProFund VP Biotechnology	666,520	3,430,329	—	4,096,849	107,521	108,138	—	215,659
ProFund VP Bull	1,255,932	1,897,120	—	3,153,052	160,881	1,044,941	—	1,205,822
ProFund VP Consumer Goods	255,626	2,182	—	257,808	159,669	1,689,044	—	1,848,713
ProFund VP Consumer Services	13,651	9,125,605	—	9,139,256	—	1,296,563	—	1,296,563
ProFund VP Dow 30	111,280	—	—	111,280	837	—	—	837
ProFund VP Emerging Markets	117,347	—	—	117,347	84,945	—	—	84,945
ProFund VP Europe 30	395,173	—	—	395,173	507,890	—	—	507,890
ProFund VP Falling U.S. Dollar	1,949	—	—	1,949	214	—	—	214
ProFund VP Financials	440,539	1,689,299	—	2,129,838	177,294	1,665,605	—	1,842,899
ProFund VP Government Money Market	55,902	—	—	55,902	1,278,580	—	—	1,278,580
ProFund VP Health Care	—	6,154,240	—	6,154,240	—	5,775,400	—	5,775,400
ProFund VP Industrials	220,540	48,389	—	268,929	—	2,486,434	—	2,486,434
ProFund VP International	26,163	—	—	26,163	16,547	—	—	16,547
ProFund VP Internet	—	2,716,437	—	2,716,437	—	491,896	—	491,896
ProFund VP Japan	18,886	—	—	18,886	9,941	—	—	9,941
ProFund VP Large-Cap Growth	479,817	2,242,710	—	2,722,527	—	6,298,722	—	6,298,722
ProFund VP Large-Cap Value	1,707,270	161,730	—	1,869,000	148,635	1,537,460	—	1,686,095
ProFund VP Mid-Cap	2,072,210	183,573	—	2,255,783	15,907	—	—	15,907
ProFund VP Mid-Cap Growth	97,983	1,725,066	—	1,823,049	—	1,641,985	—	1,641,985
ProFund VP Mid-Cap Value	703,529	221,502	—	925,031	25,745	426,732	—	452,477
ProFund VP Nasdaq-100	5,808,861	3,687,764	—	9,496,625	—	709,177	—	709,177
ProFund VP Oil & Gas	421,336	186,316	—	607,652	348,572	826,398	—	1,174,970
ProFund VP Pharmaceuticals	15,201	—	—	15,201	105,596	1,538,932	—	1,644,528
ProFund VP Precious Metals	89,778	—	—	89,778	8,874	—	—	8,874
ProFund VP Real Estate	404,416	—	28,104	432,520	277,060	774,042	—	1,051,102
ProFund VP Rising Rates Opportunity	37,790	—	—	37,790	336,149	—	—	336,149
ProFund VP Semiconductor	649,890	46,276	—	696,166	21,450	624,936	—	646,386
ProFund VP Short Dow 30	43	—	—	43	5	—	—	5
ProFund VP Short Emerging Markets	5,130	—	—	5,130	96,628	—	—	96,628
ProFund VP Short International	3,789	—	—	3,789	22,231	—	—	22,231

December 31, 2020 :: Notes to Financial Statements :: 405

	Year Ended December 31, 2020				Year Ended December 31, 2019
	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Gains	Tax Return of Capital	Total Distributions Paid	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Gains	Tax Return of Capital	Total Distributions Paid
ProFund VP Short Mid-Cap	$1,287	$—	$—	$1,287	$411	$—	$—	$411
ProFund VP Short Nasdaq-100	11,485	—	—	11,485	2,407	—	—	2,407
ProFund VP Short Small-Cap	9,164	—	—	9,164	165,393	13,490	—	178,883
ProFund VP Small-Cap	288,536	88,823	—	377,359	—	—	—	—
ProFund VP Small-Cap Growth	321,868	2,098,024	—	2,419,892	—	2,319,685	—	2,319,685
ProFund VP Small-Cap Value	1,201,769	608,459	—	1,810,228	—	—	—	—
ProFund VP Technology	359,646	3,832,337	—	4,191,983	—	686,328	—	686,328
ProFund VP Telecommunications	61,265	—	—	61,265	199,221	—	—	199,221
ProFund VP UltraBull	9,177,447	741,664	—	9,919,111	111,007	—	—	111,007
ProFund VP UltraMid-Cap	2,119,595	—	—	2,119,595	—	—	—	—
ProFund VP UltraNasdaq-100	30,350,127	3,147,135	—	33,497,262	—	—	—	—
ProFund VP UltraShort Dow 30	185	—	—	185	323	—	—	323
ProFund VP UltraShort Nasdaq-100	6,414	—	—	6,414	2,753	—	—	2,753
ProFund VP UltraSmall-Cap	2,142,018	—	—	2,142,018	—	—	—	—
ProFund VP U.S. Government Plus	1,890,196	—	—	1,890,196	175,989	—	—	175,989
ProFund VP Utilities	1,733,161	6,251,978	—	7,985,139	596,222	2,238,652	—	2,834,874

As of the latest tax year ended December 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
ProFund VP Asia 30	$177,658	$4,210,724	$—	$—	$12,701,829	$17,090,211
ProFund VP Banks	82,428	—	—	(2,586,089)	270,227	(2,233,434)
ProFund VP Basic Materials	254,692	295,399	—	—	5,557,108	6,107,199
ProFund VP Bear	20,675	1,179	—	(22,002,974)	(10,297)	(21,991,417)
ProFund VP Biotechnology	384,376	—	—	—	33,027,270	33,411,646
ProFund VP Bull	1,729,175	2,972,784	—	—	29,022,465	33,724,424
ProFund VP Consumer Goods	297,850	765,184	—	—	10,152,591	11,215,625
ProFund VP Consumer Services	930,518	1,515,070	—	—	11,914,326	14,359,914
ProFund VP Dow 30	55,117	—	—	(1,631,269)	6,386	(1,569,766)
ProFund VP Emerging Markets	—	—	—	(6,161,193)	11,299,128	5,137,935
ProFund VP Europe 30	163,002	—	—	(350,784)	(637,035)	(824,817)
ProFund VP Falling U.S. Dollar	1,014	14,881	—	(277,517)	—	(261,622)
ProFund VP Financials	385,586	2,309,072	—	—	11,682,218	14,376,876
ProFund VP Government Money Market	—	—	—	(54,195)	—	(54,195)
ProFund VP Health Care	499,530	3,738,460	—	—	31,199,917	35,437,907
ProFund VP Industrials	40,951	1,131,228	—	—	9,080,273	10,252,452
ProFund VP International	—	—	—	(1,530,488)	(6,819)	(1,537,307)
ProFund VP Internet	769,851	2,812,110	—	—	13,302,997	16,884,958
ProFund VP Japan	387,548	718,980	—	—	2,094	1,108,622
ProFund VP Large-Cap Growth	670,296	3,262,142	—	—	16,076,604	20,009,042
ProFund VP Large-Cap Value	149,251	—	—	(763,765)	2,082,971	1,468,457
ProFund VP Mid-Cap	607,067	—	—	(416,523)	(10,792)	179,752
ProFund VP Mid-Cap Growth	272,599	1,442,049	—	—	5,987,208	7,701,856
ProFund VP Mid-Cap Value	64,783	—	—	(50,255)	1,012,369	1,026,897
ProFund VP Nasdaq-100	13,205,052	5,754,778	—	—	73,574,883	92,534,713
ProFund VP Oil & Gas	534,439	—	—	(865,020)	1,582,662	1,252,081
ProFund VP Pharmaceuticals	236,560	—	—	—	3,872,279	4,108,839
ProFund VP Precious Metals	—	—	—	(58,924,381)	8,448	(58,915,933)
ProFund VP Real Estate	—	—	—	(358,469)	4,358,773	4,000,304
ProFund VP Rising Rates Opportunity	—	—	—	(28,467,715)	(19,774)	(28,487,489)
ProFund VP Semiconductor	743,393	312,175	—	—	6,542,556	7,598,124
ProFund VP Short Dow 30	—	—	—	(117,677)	(107)	(117,784)

406 :: Notes to Financial Statements :: December 31, 2020

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
ProFund VP Short Emerging Markets	$—	$—	$—	$(2,609,913)	$(13,642)	$(2,623,555)
ProFund VP Short International	—	—	—	(2,241,687)	826	(2,240,861)
ProFund VP Short Mid-Cap	139,495	—	—	(2,506,408)	(80)	(2,366,993)
ProFund VP Short Nasdaq-100	148,178	76,706	—	(13,723,571)	(13,772)	(13,512,459)
ProFund VP Short Small-Cap	—	—	—	(5,680,679)	6,096	(5,674,583)
ProFund VP Small-Cap	496,870	274,208	—	—	2,318,747	3,089,825
ProFund VP Small-Cap Growth	484,973	1,268,843	—	—	6,273,635	8,027,451
ProFund VP Small-Cap Value	51,121	—	—	(322,272)	514,943	243,792
ProFund VP Technology	1,784,843	1,809,709	—	—	33,054,143	36,648,695
ProFund VP Telecommunications	81,611	—	—	(982,551)	635,491	(265,449)
ProFund VP UltraBull	—	—	—	(17,087,694)	6,678,887	(10,408,807)
ProFund VP UltraMid-Cap	—	—	—	(884,334)	2,945,587	2,061,253
ProFund VP UltraNasdaq-100	49,379,390	6,317,290	—	—	65,826,158	121,522,838
ProFund VP UltraShort Dow 30	109,160	—	—	(954,927)	(88)	(845,855)
ProFund VP UltraShort Nasdaq-100	2,439,139	—	—	(5,039,895)	(1,581)	(2,602,337)
ProFund VP UltraSmall-Cap	2,077,510	180,902	—	—	2,813,119	5,071,531
ProFund VP U.S. Government Plus	2,851,086	—	—	—	98,730	2,949,816
ProFund VP Utilities	497,212	—	—	(766,372)	14,102,508	13,833,348

As of the latest tax year ended December 31, 2020, the following ProFunds VP have net capital loss carryforwards (“CLCFs”) as summarized in the tables below.

	No Expiration Date
ProFund VP Banks	$2,586,089
ProFund VP Bear	22,002,974	*
ProFund VP Dow 30	1,631,269	*
ProFund VP Emerging Markets	6,161,193	*
ProFund VP Europe 30	350,784
ProFund VP Falling U.S. Dollar	277,517	*
ProFund VP Government Money Market	54,195	*
ProFund VP International	1,530,488	*
ProFund VP Large-Cap Value	763,765
ProFund VP Mid-Cap	416,523	*
ProFund VP Mid-Cap Value	50,255
ProFund VP Oil & Gas	865,020
ProFund VP Precious Metals	58,924,381
ProFund VP Real Estate	358,469
ProFund VP Rising Rates Opportunity	28,467,715	*
ProFund VP Short Dow 30	117,677	*
ProFund VP Short Emerging Markets	2,609,913	*
ProFund VP Short International	2,241,687	*
ProFund VP Short Mid-Cap	2,506,408	*
ProFund VP Short Nasdaq-100	13,723,571	*
ProFund VP Short Small-Cap	5,680,679	*
ProFund VP Small-Cap Value	322,272
ProFund VP Telecommunications	982,551
ProFund VP UltraBull	17,087,694	*
ProFund VP UltraMid-Cap	884,334
ProFund VP UltraShort Dow 30	954,927	*
ProFund VP UltraShort Nasdaq-100	5,039,895	*
ProFund VP Utilities	766,372

*	All or a portion are limited as a result of changes in the ProFund VP ownership during the year and in prior years.

Unused limitations accumulate and increase limited CLCFs available for use in offsetting net capital gains. The tax character of current year distribution paid and the tax basis of the current components of accumulated earnings (deficit) and any CLCFs will be determined at the end of the current tax year. The Board does not intend to authorize a distribution of any realized gain for a ProFund VP until any applicable CLCF has been offset or expires.

December 31, 2020 :: Notes to Financial Statements :: 407

As of December 31, 2020, the cost, gross unrealized appreciation and gross unrealized depreciation on investment securities, for federal income tax purposes, were as follows:

Fund Name	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ProFund VP Asia 30	$16,665,767	$13,959,268	$(1,257,439)	$12,701,829
ProFund VP Banks	3,487,676	2,724,429	(2,454,202)	270,227
ProFund VP Basic Materials	10,228,479	7,660,134	(2,103,026)	5,557,108
ProFund VP Bear	2,322,305	—	(10,297)	(10,297)
ProFund VP Biotechnology	27,909,404	37,375,464	(4,348,194)	33,027,270
ProFund VP Bull	37,518,288	32,753,028	(3,730,563)	29,022,465
ProFund VP Consumer Goods	8,236,531	11,431,649	(1,279,058)	10,152,591
ProFund VP Consumer Services	17,034,352	13,230,495	(1,316,169)	11,914,326
ProFund VP Dow 30	632,000	6,386	—	6,386
ProFund VP Emerging Markets	14,916,394	13,108,777	(1,809,649)	11,299,128
ProFund VP Europe 30	15,587,167	4,499,582	(5,136,617)	(637,035)
ProFund VP Falling U.S. Dollar	1,339,769	—	—	—
ProFund VP Financials	15,572,787	18,694,488	(7,012,270)	11,682,218
ProFund VP Government Money Market	47,434,381	—	—	—
ProFund VP Health Care	20,405,320	34,097,110	(2,897,193)	31,199,917
ProFund VP Industrials	7,844,851	10,311,283	(1,231,010)	9,080,273
ProFund VP International	5,554,000	—	(6,819)	(6,819)
ProFund VP Internet	13,130,562	14,559,512	(1,256,515)	13,302,997
ProFund VP Japan	11,069,101	2,094	—	2,094
ProFund VP Large-Cap Growth	13,684,825	16,868,902	(792,298)	16,076,604
ProFund VP Large-Cap Value	12,571,095	4,623,732	(2,540,761)	2,082,971
ProFund VP Mid-Cap	10,884,956	—	(10,792)	(10,792)
ProFund VP Mid-Cap Growth	15,095,696	7,321,187	(1,333,979)	5,987,208
ProFund VP Mid-Cap Value	11,656,378	3,345,834	(2,333,465)	1,012,369
ProFund VP Nasdaq-100	77,323,643	75,791,195	(2,216,312)	73,574,883
ProFund VP Oil & Gas	16,906,877	7,544,273	(5,961,611)	1,582,662
ProFund VP Pharmaceuticals	12,258,856	5,640,323	(1,768,044)	3,872,279
ProFund VP Precious Metals	36,076,000	8,448	—	8,448
ProFund VP Real Estate	5,199,845	5,434,047	(1,075,274)	4,358,773
ProFund VP Rising Rates Opportunity	4,333,000	—	(19,774)	(19,774)
ProFund VP Semiconductor	4,158,800	6,937,168	(394,612)	6,542,556
ProFund VP Short Dow 30	16,000	—	(107)	(107)
ProFund VP Short Emerging Markets	376,000	—	(13,642)	(13,642)
ProFund VP Short International	666,000	826	—	826
ProFund VP Short Mid-Cap	89,000	—	(80)	(80)
ProFund VP Short Nasdaq-100	4,985,518	—	(13,772)	(13,772)
ProFund VP Short Small-Cap	1,107,336	6,096	—	6,096
ProFund VP Small-Cap	16,152,025	2,843,329	(524,582)	2,318,747
ProFund VP Small-Cap Growth	16,571,220	7,793,799	(1,520,164)	6,273,635
ProFund VP Small-Cap Value	21,478,941	4,752,700	(4,237,757)	514,943
ProFund VP Technology	8,955,842	34,998,313	(1,944,170)	33,054,143
ProFund VP Telecommunications	5,993,449	1,679,728	(1,044,237)	635,491
ProFund VP UltraBull	10,363,124	7,242,591	(563,704)	6,678,887
ProFund VP UltraMid-Cap	10,726,393	3,493,766	(548,179)	2,945,587
ProFund VP UltraNasdaq-100	143,671,832	67,621,982	(1,795,824)	65,826,158
ProFund VP UltraShort Dow 30	6,000	—	(88)	(88)
ProFund VP UltraShort Nasdaq-100	205,000	—	(1,581)	(1,581)
ProFund VP UltraSmall-Cap	19,161,809	3,617,566	(804,447)	2,813,119
ProFund VP U.S. Government Plus	22,080,624	98,730	—	98,730
ProFund VP Utilities	18,325,917	16,372,010	(2,269,502)	14,102,508

408 :: Notes to Financial Statements :: December 31, 2020

8. Reverse Share Splits

Effective December 14, 2020, the ProFund VP UltraNasdaq-100 underwent a 2-for-1 share split, the ProFund VP Short Small-Cap, ProFund VP UltraBull, ProFund VP UltraShort Nasdaq-100 each underwent a 1-for-4 reverse share split and the ProFund VP UltraShort Dow 30 underwent a 1-for-5 reverse share split.

Effective November 18, 2019, the ProFund VP Internet underwent a 3-for-1 share split, the ProFund VP Short Dow 30, the ProFund VP Short International, and the ProFund VP Short Nasdaq-100 each underwent a 1-for-4 reverse share split, and the ProFund VP UltraShort Dow 30 underwent a 1-for-8 reverse share split.

Effective December 11, 2017, the ProFund VP Short Emerging Markets underwent a 1-for-5 reverse share split, and the ProFund VP UltraShort Nasdaq-100 underwent a 1-for-8 reverse share split.

Effective December 5, 2016, the ProFund VP Japan and ProFund VP Telecommunications underwent a 1-for-4 reverse share split, the ProFund VP Bear underwent a 1-for-5 reverse share split, the ProFund VP Short Mid-Cap underwent a 1-for-8 reverse share split, and the ProFund VP Rising Rates Opportunity underwent a 1-for-10 reverse share split.

The effect of the share split transactions was to multiply the number of outstanding shares of the ProFund VP by the respective split factor, with a corresponding decrease in net asset value per share; and the effect of the reverse share split transactions was to divide the number of outstanding shares of the ProFunds VP by the respective reverse split factor, with a corresponding increase in the net asset value per share. These transactions did not change the net assets of these ProFunds VP or the value of a shareholder’s investment.

The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to the share splits and reverse share splits.

9. Shareholder Concentration

Ownership of more than 25% of the voting securities for a fund creates presumptions of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2020, the Advisor was deemed a significant shareholder of each of ProFund VP Dow 30, ProFund VP Short Dow 30, and ProFund VP UltraShort Dow 30 as the Advisor’s ownership of total shares outstanding of each ProFund VP was 28%, 33%, and 85% respectively.

10. Reorganization

On December 10, 2020, the Trust’s Board of Trustees approved an agreement and plan of reorganization and termination pursuant to which the Access VP High Yield Fund will reorganize into a corresponding newly created series within ProFunds VP, named ProFund Access VP High Yield. The transaction is expected to occur in the second calendar quarter of 2021.

11. Subsequent Events

The ProFunds VP have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the ProFunds VP’ financial statements.

Report of Independent Registered Public Accounting Firm :: 409

To the Board of Trustees of ProFunds and Shareholders of each of the fifty funds listed below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed below (fifty of the funds constituting ProFunds, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

ProFund VP Asia 30

ProFund VP Banks

ProFund VP Basic Materials

ProFund VP Bear

ProFund VP Biotechnology

ProFund VP Bull

ProFund VP Consumer Goods

ProFund VP Consumer Services

ProFund VP Dow 30

ProFund VP Emerging Markets

ProFund VP Europe 30

ProFund VP Falling U.S. Dollar

ProFund VP Financials

ProFund VP Government Money Market

ProFund VP Health Care

ProFund VP Industrials

ProFund VP International

ProFund VP Internet

ProFund VP Japan

ProFund VP Large-Cap Growth

ProFund VP Large-Cap Value

ProFund VP Mid-Cap

ProFund VP Mid-Cap Growth

ProFund VP Mid-Cap Value

ProFund VP Nasdaq-100

ProFund VP Oil & Gas

ProFund VP Pharmaceuticals

ProFund VP Precious Metals

ProFund VP Real Estate

ProFund VP Rising Rates Opportunity

ProFund VP Semiconductor

ProFund VP Short Dow 30

ProFund VP Short Emerging Markets

ProFund VP Short International

ProFund VP Short Mid-Cap

ProFund VP Short Nasdaq-100

ProFund VP Short Small-Cap

ProFund VP Small-Cap

ProFund VP Small-Cap Growth

ProFund VP Small-Cap Value

ProFund VP Technology

ProFund VP Telecommunications

ProFund VP U.S. Government Plus

ProFund VP UltraBull

ProFund VP UltraMid-Cap

ProFund VP UltraNasdaq-100

ProFund VP UltraShort Dow 30

ProFund VP UltraShort Nasdaq-100

ProFund VP UltraSmall-Cap

ProFund VP Utilities

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Baltimore, Maryland
February 24, 2021

We have served as the auditor of one or more investment companies in ProFunds, Access One Trust and ProShares Trust group since 1997.

410 :: Additional Tax Information (unaudited)

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended December 31, 2020, qualify for the corporate dividends received deduction for the following ProFunds VP:

Dividend Received Deduction
ProFund VP Banks	100.00%
ProFund VP Basic Materials	100.00%
ProFund VP Biotechnology	100.00%
ProFund VP Bull	14.66%
ProFund VP Consumer Goods	100.00%
ProFund VP Consumer Services	100.00%
ProFund VP Financials	100.00%
ProFund VP Industrials	100.00%
ProFund VP Large-Cap Growth	74.34%
ProFund VP Large-Cap Value	23.83%
ProFund VP Mid-Cap Growth	100.00%
ProFund VP Mid-Cap Value	34.39%
ProFund VP Nasdaq-100	10.33%
ProFund VP Oil & Gas	100.00%
ProFund VP Pharmaceuticals	100.00%
ProFund VP Real Estate	6.09%
ProFund VP Semiconductor	100.00%
ProFund VP Small-Cap	17.34%
ProFund VP Small-Cap Growth	46.13%
ProFund VP Small-Cap Value	21.30%
ProFund VP Technology	94.13%
ProFund VP Telecommunications	100.00%
ProFund VP UltraBull	1.77%
ProFund VP UltraMid-Cap	5.03%
ProFund VP UltraNasdaq-100	2.32%
ProFund VP UltraSmall-Cap	4.69%
ProFund VP Utilities	68.19%

For the fiscal year ended December 31, 2020, the amount of long-term capital gain designated by the ProFunds VP were as follows:

Long-Term Capital Gain
ProFund VP Asia 30	$1,892,592
ProFund VP Basic Materials	771,840
ProFund VP Biotechnology	3,430,329
ProFund VP Bull	1,897,120
ProFund VP Consumer Goods	2,182
ProFund VP Consumer Services	9,125,605
ProFund VP Financials	1,689,299
ProFund VP Health Care	6,154,240
ProFund VP Industrials	48,389
ProFund VP Internet	2,716,437
ProFund VP Large-Cap Growth	2,242,710
ProFund VP Large-Cap Value	161,730
ProFund VP Mid-Cap	183,573
ProFund VP Mid-Cap Growth	1,725,066
ProFund VP Mid-Cap Value	221,502
ProFund VP Nasdaq-100	3,687,764
ProFund VP Oil & Gas	186,316
ProFund VP Semiconductor	46,276
ProFund VP Small-Cap	88,823
ProFund VP Small-Cap Growth	2,098,024
ProFund VP Small-Cap Value	608,459
ProFund VP Technology	3,832,337
ProFund VP UltraBull	741,664
ProFund VP UltraNasdaq-100	3,147,135
ProFund VP Utilities	6,251,978

Additional Tax Information (unaudited) :: 411

For the fiscal year ended December 31, 2020, the amount of short-term capital gain designated by the ProFunds VP were as follows:

Short-Term Capital Gain
ProFund VP Asia 30	$378,145
ProFund VP Basic Materials	104,734
ProFund VP Biotechnology	655,949
ProFund VP Bull	1,199,996
ProFund VP Consumer Goods	144,862
ProFund VP Consumer Services	13,651
ProFund VP Dow 30	109,117
ProFund VP Financials	261,127
ProFund VP Industrials	198,255
ProFund VP Large-Cap Growth	479,816
ProFund VP Large-Cap Value	1,562,852
ProFund VP Mid-Cap	2,001,442
ProFund VP Mid-Cap Growth	97,983
ProFund VP Mid-Cap Value	659,512
ProFund VP Nasdaq-100	5,808,862
ProFund VP Real Estate	272,005
ProFund VP Semiconductor	615,813
ProFund VP Small-Cap	282,633
ProFund VP Small-Cap Growth	321,867
ProFund VP Small-Cap Value	1,197,861
ProFund VP Technology	359,646
ProFund VP UltraBull	9,066,347
ProFund VP UltraMid-Cap	2,095,915
ProFund VP UltraNasdaq-100	30,350,127
ProFund VP UltraSmall-Cap	2,124,114
ProFund VP U.S. Government Plus	1,890,196
ProFund VP Utilities	1,199,248

412 :: Board Approval of Investment Advisory Agreement :: December 31, 2020

At a meeting held on September 14-15, 2020, the Board of Trustees (the “Board”) of ProFunds (the “Trust”) considered the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and ProFund Advisors LLC (the “Advisor”) on behalf of each of its operational series (each a “Fund” and collectively the “Funds”). Certain Funds are designed to match, before fees and expenses, the performance of an underlying index both on a single day and over time (each a “Matching Fund” and, collectively, the “Matching Funds”). Certain other Funds are “geared” funds that are designed to seek daily investment results, before fees and expenses, that correspond to the inverse (-1x), a multiple (i.e., 1.25x, 1.50x or 2x), or an inverse multiple (i.e., -1.25x or -2x) of the daily performance of an index or security (each a “Geared Fund” and, collectively, the “Geared Funds”).

The Board did not identify any particular information that was most relevant to its consideration to approve the continuation of the Advisory Agreement and each Trustee may have afforded different weight to the various factors.

The Board received a memorandum from independent legal counsel to the Independent Trustees regarding the Board’s responsibilities under state and federal law with respect to the Board’s consideration of the renewal or approval of investment advisory agreements. The Independent Trustees were advised by their independent legal counsel throughout the process, including about the legal standards applicable to their review.

In response to a request from the Independent Trustees, the Advisor provided information for the Board to consider relating to the continuation of the Advisory Agreement, including information that addressed, among other things:

(i)	the nature, extent and quality of the services that were provided or proposed to be provided by the Advisor;

(ii)	the costs of the services to be provided and the profits realized by the Advisor;

(iii)	the investment performance of the Funds and the Advisor;

(iv)	the extent to which economies of scale might be realized as the Funds grow and whether fee levels reflect economies of scale, if any, for the benefit of Fund shareholders; and

(v)	other benefits to the Advisor and/or its affiliates from the relationship to the Funds.

It was noted that the Independent Trustees requested, and received, information from the Advisor concerning the Funds. In response to the request from the Independent Trustees, the Advisor provided information and reports relevant to the continuation of the Advisory Agreement, including, among other things:

(i)	information about the advisory services that were being provided by the Advisor with respect to the Funds;

(ii)	the Advisor’s Form ADV;

(iii)	biographies of the employees of the Advisor who are primarily responsible for providing investment advisory services to the Funds;

(iv)	information regarding each component of the contractual fee rates and actual fee rates for the prior fiscal year;

(v)	information regarding advisory fees earned versus advisory fees waived for previous periods;

(vi)	performance information for prior periods;

(vii)	comparative industry fee data;

(viii)	information about fees and other amounts that were received by the Advisor and its affiliates for non-advisory services with respect to the Funds;

(ix)	information regarding the Advisor’s trade allocation and best execution policies and procedures;

(x)	information about the financial condition of the Advisor;

(xi)	information regarding how the Advisor monitors each Fund’s compliance with regulatory requirements and Trust procedures; and

(xii)	the Advisor’s reputation, expertise and resources.

The Trustees retained the services of an independent consultant to assist in selecting a universe of peer group funds (the “Peer Group”) with similar investment strategies, as well as to help them in evaluating information with respect to certain aspects of their review, including the reasonableness of fees paid by the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

In addition to the information provided and discussions that occurred at the meeting, the Board also considered information they received throughout the year as part of their regular oversight of the Funds.

Nature, Extent and Quality of the Advisor’s Services

The Board reviewed the nature, extent and quality of the investment advisory services performed by the Advisor. The Board noted there would be no significant differences between the scope of services provided by the Advisor in the past year and those to be provided in the upcoming year. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to manage the Funds effectively. In particular, the Board considered the following:

(i)	the investment objective of each Fund, the Advisor’s description of the skills needed to manage each Fund and the Advisor’s success in achieving the investment objectives of each Fund;

(ii)	the unique features of the Funds, including the unique asset classes and investment strategies of certain Funds, as well as the employment of optimization/sampling techniques necessary to manage certain Funds;

(iii)	with respect to the Geared Funds, the fact that to maintain exposure consistent with each Geared Fund’s daily investment objective, each Geared Fund needs to be rebalanced each day, an activity not typical of traditional index funds;

(iv)	the differences in managing the non-geared Funds, including the unique asset classes and investment strategies for certain Funds, as well as the employment of optimization/sampling techniques necessary to manage certain Funds;

(v)	the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience and the specific expertise necessary to manage the Funds;

(vi)	the structure of the portfolio staff compensation program and the incentives it is intended to provide;

December 31, 2020 :: Board Approval of Investment Advisory Agreement :: 413

(vii)	the collateral, credit and cash management functions at the Advisor and the enhancements made in these areas;

(viii)	the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Funds’ ability to meet their stated investment objectives and minimize counterparty risk;

(ix)	a significant investment in personnel and state-of-the-art technology that the Advisor has made over the course of several years and, recently, instituting certain technological upgrades that would generally improve capacity and document production capabilities as well as technological upgrades that have contributed to successful remote working conditions during the COVID-19 pandemic; and

(x)	information regarding allocation of Fund brokerage and the selection of counterparties for Fund portfolio transactions, as well as favorable terms of derivatives transactions the Advisor was able to negotiate with swap counterparties on behalf of various Funds.

The Board considered that the Advisor oversees the operations of the Funds and provides compliance services to the Funds. The Board also reviewed the Advisor’s compliance program, including specific activities associated with the both the Geared Funds and the Matching Funds. The Board discussed the compliance program with the Funds’ Chief Compliance Officer (the “CCO”). The Board and the CCO discussed the CCO’s evaluation of the operation of the Advisor’s compliance program, and efforts with respect to the Funds, changes made to the Advisor’s compliance program since the CCO’s last annual report to the Board, and whether the CCO believed additional enhancements to the compliance program were warranted. The Board discussed compliance issues reported to the Board during the prior year and the remediation of such issues. The Board discussed key risk areas identified by the CCO and how such risks are addressed by the compliance program.

Based upon its review, the Board, including all of the Independent Trustees concluded with respect to each Fund that (i) the investment advisory services provided by the Advisor with respect to the Fund were of high quality, (ii) the Advisor achieved the investment goals of the Fund, (iii) the Advisor’s services benefited the Fund’s shareholders, particularly in light of the nature of the Fund and the services required to support each such Fund, and (iv) they were generally satisfied with the nature, quality and extent of services provided to the Fund by the Advisor.

Comparison of Services and Fees

The Advisor presented information about the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability to the fees paid by other investment companies, including mutual funds offering strategies similar in nature and extent to the Funds. The Board discussed the methodology used to prepare the comparative fee data for each Fund and the potential limitations of such data. The Board discussed the difficulty in compiling the comparative data and Peer Group information because, by design, many of the Funds are unique and few, if any, fund complexes with funds offering substantially similar investment objectives and strategies exist. The Board considered the Advisor’s representation that it found the Peer Group compiled by the independent consultant to be appropriate, but acknowledged the existence of certain differences between the Funds and their peers. The Board noted that the methodology used to compile the Peer Group and comparative data was identical to that used in prior years. Notwithstanding the challenge associated with Peer Group and data compilation, the Board found the comparative information it received to be useful in its evaluation of the reasonableness of the Advisor’s fee. The Advisor presented information about the significant drivers of cost and also examined the costs to investors to achieve the objectives of the Funds on their own, and noted that it would be more expensive or impractical to do so.

The Board reviewed information prepared by the independent consultant, comparing management and expense information for each Fund to that of its Peer Group. The Board reviewed Peer Group information prepared by the consultant comparing the contractual advisory fee rate to be paid by the Funds to other funds with investment objectives most similar to the Funds. The Board also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fees paid by the Funds after taking waivers and reimbursements into account.

The Board considered and discussed the sub-advisory fees charged and the services provided by the Advisor to the one mutual fund it serves as sub-adviser. The Board recognized that the scope of services provided by the Advisor to the mutual fund is narrower than the services provided to the Funds for several reasons, including that the Advisor performs only services delegated to it by the investment adviser to the mutual fund and does not provide other services like daily cash management, collateral management, and counterparty management. The Board noted that for these reasons it is difficult to make comparisons of fees charged to the sub-advised mutual fund and the Funds.

The Board also recognized that it is difficult to make comparisons of fees across fund complexes because there may be variations in services that are included in the fees paid by other mutual funds.

The Board, including all of the Independent Trustees, concluded that, with respect to the Funds, the investment advisory fees and any other compensation payable to the Advisor were reasonable in relation to the nature and quality of the services provided and that the continuation of the Advisory Agreement was in the best interests of the shareholders of the Funds.

Investment Performance of the Funds and the Advisor

The Board considered total return information for each Fund and focused on the correlation of returns to benchmark information for each Geared Fund for the 3-month, 1-year, 5-year, 10-year and since inception periods ended June 30, 2020, as applicable. The Board also considered performance information provided at regular Board meetings throughout the year. The Board noted that correlation of returns for each Geared Fund remained strong during the applicable periods and that Geared Fund performance versus target performance was generally within expected ranges. The Board further noted that Matching Fund performance versus benchmark index performance was also generally within expected ranges during the applicable periods. The Board noted that, given the nature of the Funds that are Matching Funds or Geared Funds,

414 :: Board Approval of Investment Advisory Agreement :: December 31, 2020

the correlation of such Fund’s performance with the performance of its underlying benchmark (or a relevant inverse or multiple thereof) was a more meaningful factor than the Fund’s total return.

After reviewing the performance of the Funds, the Board, including the Independent Trustees, concluded, in light of the foregoing factors, that the performance of the Funds was satisfactory.

Profitability

The Board considered and discussed with representatives of the Advisor the significant drivers of cost incurred by or expected to be incurred by the Advisor in managing the Funds, including, but not limited to, intellectual capital, regulatory compliance, daily portfolio rebalancing of the Geared Funds, and entrepreneurial risk, and considered the costs that investors likely would incur if they independently sought to achieve the objectives of the Funds. The Board considered and discussed with representatives of the Advisor the profitability to the Advisor of its management of each of the Funds. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis. It was noted that the methodology for determining profitability was conducted in a similar fashion as the prior year.

The Independent Trustees met in executive session to discuss and evaluate the information provided by the Advisor and the independent consultant. Among other things, the Trustees reviewed information regarding the financial condition and profitability of the Advisor, including the methodologies involved in calculating profitability.

Based on its review, the Board, including all of the Independent Trustees, concluded that the profitability to the Advisor of the Advisory Agreement was reasonable in light of the services and benefits provided to each Fund.

Economies of Scale

The Board discussed with representatives of the Advisor potential economies of scale in connection with the management and operation of each Fund as well as the effect of the contractual expense limitations undertaken by the Advisor. The Board considered that each Fund covered by the Advisory Agreement pays the Advisory an annual investment advisory fee of 0.75% of average daily net assets (other than ProFund Ultra Japan Fund and the ProFund Ultra Short Japan Fund, which pay 0.90%, the ProFund Nasdaq-100 which pays 0.70%, and the ProFund V.P. U.S. Government Plus, which pays 0.50%).

The Board considered that, subject to the condition that the aggregate daily net assets of the Trust combined with the Access One Trust (Access One Trust funds are advised by the Advisor but are not part of the Trust) be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund’s annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion.

The Board indicated to the Advisor that it will continue to consider and evaluate on an ongoing basis potential economies of scale and how Fund shareholders might benefit from those economies of scale.

Other Benefits

The Board also considered the Advisor’s non-advisory services, including those performed under a separate Management Services Agreement. The Board considered the fact that the Geared Funds’ shareholders, and the shareholders of certain Matching Funds, tend to be active traders, which adds a level of complexity to the management of those Funds as the Advisor needs to account for significant flows in and out of the Funds. The Board also considered any indirect, or “fall-out,” benefits that the Advisor or its affiliates derived from their relationship to the Funds but concluded that such benefits were relatively insignificant.

The Board considered that ProFund Distributors, Inc., a wholly-owned subsidiary of the Advisor, earns fees from the Funds for providing services under a Distribution and Shareholder Services Plan.

Conclusions

Based on, but not limited to, the above considerations and determinations, the Board, including all of the Independent Trustees, determined that the Agreement for the Funds is fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Advisor’s expenses and such other matters as the Board considered relevant in the exercise of its business judgement. Accordingly, the Board concluded that the continuation of the Advisory Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the renewal of the Advisory Agreement.

Expense Examples

416 :: Expense Examples (unaudited)

As a ProFund VP shareholder, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution fees; and other ProFund VP expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a ProFund VP and to compare these costs with the ongoing cost of invest in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. These examples also do not reflect fees associated with insurance company or insurance contracts. If those fees were reflected, expenses would be higher.

Actual Expenses

The actual examples are based on an investment of $1,000 invested at the beginning of a six-month period and held for the entire period ended December 31, 2020.

The columns below under the heading entitled “Actual” provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purpose

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended December 31, 2020.

The columns below under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on each ProFund VP’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each ProFund VP’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your ProFund VP and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

			Actual		Hypothetical (5% return before expenses)
	Annualized Expense Ratio During Period	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period(1)	Ending Account Value 12/31/20	Expenses Paid During Period(1)
ProFund VP Asia 30	1.68%	$1,000.00	$1,355.90	$9.95	$1,016.69	$8.52
ProFund VP Banks	1.68%	1,000.00	1,305.90	9.74	1,016.69	8.52
ProFund VP Basic Materials	1.68%	1,000.00	1,273.70	9.60	1,016.69	8.52
ProFund VP Bear	1.68%	1,000.00	795.50	7.58	1,016.69	8.52
ProFund VP Biotechnology	1.62%	1,000.00	1,027.40	8.26	1,016.99	8.21
ProFund VP Bull	1.68%	1,000.00	1,210.40	9.33	1,016.69	8.52
ProFund VP Consumer Goods	1.68%	1,000.00	1,362.20	9.98	1,016.69	8.52
ProFund VP Consumer Services	1.68%	1,000.00	1,257.20	9.53	1,016.69	8.52
ProFund VP Dow 30	1.50%	1,000.00	1,186.60	8.24	1,017.60	7.61
ProFund VP Emerging Markets	1.68%	1,000.00	1,424.40	10.24	1,016.69	8.52
ProFund VP Europe 30	1.68%	1,000.00	1,107.50	8.90	1,016.69	8.52
ProFund VP Falling U.S. Dollar	1.68%	1,000.00	1,069.30	8.74	1,016.69	8.52
ProFund VP Financials	1.68%	1,000.00	1,217.90	9.37	1,016.69	8.52
ProFund VP Government Money Market	0.06%	1,000.00	1,000.10	0.30	1,024.83	0.31
ProFund VP Health Care	1.68%	1,000.00	1,141.80	9.04	1,016.69	8.52
ProFund VP Industrials	1.68%	1,000.00	1,288.90	9.67	1,016.69	8.52
ProFund VP International	1.66%	1,000.00	1,193.50	9.15	1,016.79	8.42
ProFund VP Internet	1.68%	1,000.00	1,238.40	9.45	1,016.69	8.52
ProFund VP Japan	1.68%	1,000.00	1,226.40	9.40	1,016.69	8.52
ProFund VP Large-Cap Growth	1.68%	1,000.00	1,223.50	9.39	1,016.69	8.52
ProFund VP Large-Cap Value	1.68%	1,000.00	1,189.30	9.25	1,016.69	8.52
ProFund VP Mid-Cap	1.62%	1,000.00	1,287.60	9.32	1,016.99	8.21
ProFund VP Mid-Cap Growth	1.68%	1,000.00	1,284.60	9.65	1,016.69	8.52
ProFund VP Mid-Cap Value	1.68%	1,000.00	1,301.90	9.72	1,016.69	8.52
ProFund VP Nasdaq-100	1.68%	1,000.00	1,259.90	9.54	1,016.69	8.52
ProFund VP Oil & Gas	1.68%	1,000.00	1,031.10	8.58	1,016.69	8.52
ProFund VP Pharmaceuticals	1.68%	1,000.00	1,169.10	9.16	1,016.69	8.52
ProFund VP Precious Metals	1.68%	1,000.00	981.70	8.37	1,016.69	8.52
ProFund VP Real Estate	1.68%	1,000.00	1,094.10	8.84	1,016.69	8.52
ProFund VP Rising Rates Opportunity	1.68%	1,000.00	1,035.80	8.60	1,016.69	8.52

Expense Examples (unaudited) :: 417

			Actual		Hypothetical (5% return before expenses)
	Annualized Expense Ratio During Period	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period(1)	Ending Account Value 12/31/20	Expenses Paid During Period(1)
ProFund VP Semiconductor	1.68%	$1,000.00	$1,328.00	$9.83	$1,016.69	$8.52
ProFund VP Short Dow 30	1.68%	1,000.00	821.10	7.69	1,016.69	8.52
ProFund VP Short Emerging Markets	1.68%	1,000.00	670.20	7.05	1,016.69	8.52
ProFund VP Short International	1.68%	1,000.00	808.00	7.64	1,016.69	8.52
ProFund VP Short Mid-Cap	1.68%	1,000.00	744.80	7.37	1,016.69	8.52
ProFund VP Short Nasdaq-100	1.68%	1,000.00	753.10	7.40	1,016.69	8.52
ProFund VP Short Small-Cap	1.68%	1,000.00	699.60	7.18	1,016.69	8.52
ProFund VP Small-Cap	1.68%	1,000.00	1,364.90	9.99	1,016.69	8.52
ProFund VP Small-Cap Growth	1.68%	1,000.00	1,339.00	9.88	1,016.69	8.52
ProFund VP Small-Cap Value	1.68%	1,000.00	1,345.00	9.90	1,016.69	8.52
ProFund VP Technology	1.60%	1,000.00	1,255.10	9.07	1,017.09	8.11
ProFund VP Telecommunications	1.68%	1,000.00	1,104.40	8.89	1,016.69	8.52
ProFund VP UltraBull	1.60%	1,000.00	1,457.20	9.88	1,017.09	8.11
ProFund VP UltraMid-Cap	1.68%	1,000.00	1,646.40	11.18	1,016.69	8.52
ProFund VP UltraNasdaq-100	1.68%	1,000.00	1,546.00	10.75	1,016.69	8.52
ProFund VP UltraShort Dow 30	1.44%	1,000.00	654.40	5.99	1,017.90	7.30
ProFund VP UltraShort Nasdaq-100	1.68%	1,000.00	551.70	6.55	1,016.69	8.52
ProFund VP UltraSmall-Cap	1.68%	1,000.00	1,835.60	11.97	1,016.69	8.52
ProFund VP U.S. Government Plus	1.38%	1,000.00	930.50	6.70	1,018.20	7.00
ProFund VP Utilities	1.68%	1,000.00	1,121.90	8.96	1,016.69	8.52

(1)	Expenses are equal to the average account value, multiplied by the ProFund VP’s annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

418 :: Trustees and Executive Officers (unaudited)

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees
William D. Fertig c/o ProFunds Trust 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProFunds (112); Access One Trust (3); ProShares Trust (113)	Context Capital

Russell S. Reynolds, III c/o ProFunds Trust 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	RSR Partners, Inc. and predecessor company (Executive Recruitment and Corporate Governance Consulting): Managing Director (February 1993 to present).	ProFunds (112); Access One Trust (3); ProShares Trust (113)	RSR Partners, Inc.

Michael C. Wachs c/o ProFunds Trust 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present).	ProFunds (112); Access One Trust (3); ProShares Trust (113)	NAIOP (the Commercial Real Estate Development Association)

Interested Trustee
Michael L. Sapir** 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the ProFund Advisors (April 1997 to present); ProShare Advisors (November 2005 to present); and ProShare Capital Management LLC (August 2008 to present).	ProFunds (112); Access One Trust (3); ProShares Trust (113)

*	The “Fund Complex” consists of all operational registered investment companies under the 1940 Act that are advised by ProFund Advisors and any registered investment companies that have an investment adviser that is an affiliated person of ProFund Advisors. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this report are excluded from these figures.

**	Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in ProFund Advisors.

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Executive Officers
Todd B. Johnson 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor and ProShare Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).

Victor M. Frye 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors (December 2004 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present); Chief Compliance Officer of ProFunds Distributors, Inc. (July 2015 to present).

Richard F. Morris 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present	General Counsel of ProShare Advisors, and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015).

Christopher E. Sabato 4400 Easton Commons, Suite 200 Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 888-776-3637.

P.O. Box 182800

Columbus, OH 43218-2800

This report is submitted for the general information of the shareholders of the ProFunds VP. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, please call toll-free 888-776-5717.

A description of the policies and procedures that the ProFunds VP uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 888-776-3637; and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the ProFund VP voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available. (i) without change by calling toll-free 888-776-3637; (ii) on the ProFunds’ VP website at ProFunds.com; and (iii) on the Commission’s website at sec.gov.

ProFunds VP files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q (and successor Forms). Following the Form N-Q filing for the first quarter of 2019, the ProFund VP Government Money Market will no longer be required to file Form N-Q. Effective March 31, 2019, Form N-PORT replaced Form N-Q for all ProFunds VP (except the ProFund VP Government Money Market), and includes complete Schedules of Portfolio Holdings for the first and third fiscal quarters. Schedules of Portfolio Holdings for the Funds in this report are available without charge on the Commission’s website at sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

12/20

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13 (a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are William D. Fertig and Michael C. Wachs, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

2020 $652,608

2019 $658,115

The fees relate to the audit of the registrant’s annual financial statements paid to PricewaterhouseCoopers LLP.

(b)	Audit-Related Fees:

2020 $0

2019 $0

(c)	Tax Fees:

2020 $143,000

2019 $176,242

The fees relate to the preparation of the registrant’s tax returns and review of income and capital gain distribution calculations paid to PricewaterhouseCoopers LLP.

(d)	All Other Fees:

2020 $0

2019 $0

(e)(1) The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the two approaches for pre-approving proposed services: (1) the proposed service be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

(e)(2) No Services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        Not applicable as less than 50%.

(g)        2020 $143,000

2019 $176,242

These aggregate fees were billed in the Reporting Periods for non-audit services by the principal accountant to the Registrant and Fund Management.

(h)       Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Not applicable.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ProFunds

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Todd B. Johnson
Todd B. Johnson, President and Principal Executive Officer

Date	February 26, 2021

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	February 26, 2021

* Print the name and title of each signing officer under his or her signature.